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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03153

Russell Investment Company

(Exact name of registrant as specified in charter)

909 A Street, Tacoma Washington 98402

(Address of principal executive offices) (Zip code)

Gregory J. Lyons, Secretary and Chief Legal Officer

Russell Investment Company

909 A Street

Tacoma, Washington 98402

253-439-2406

(Name and address of agent for service)

Registrant’s telephone number, including area code: 253-572-9500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2008 to October 31, 2009

Item 1.	Reports to Stockholders

2009 ANNUAL REPORT

Russell Funds

OCTOBER 31, 2009

FUND	SHARE CLASS

U.S. Equity Funds

Russell U.S. Core Equity Fund	A, C, E, I, S, Y

Russell U.S. Quantitative Equity Fund	A, C, E, I, S, Y

Russell U.S. Growth Fund	C, E, I, S

Russell U.S. Value Fund	C, E, I, S

Russell U.S. Small & Mid Cap Fund	A, C, E, I, S, Y

International and Global Equity Funds

Russell International Developed Markets Fund	A, C, E, I, S, Y

Russell Global Equity Fund	A, C, E, S, Y

Russell Emerging Markets Fund	A, C, E, S, Y

Tax-Managed Equity Funds

Russell Tax-Managed U.S. Large Cap Fund	C, E, S

Russell Tax-Managed U.S. Mid & Small Cap Fund	C, E, S

Taxable Fixed Income Funds

Russell Strategic Bond Fund	A, C, E, I, S, Y

Russell Investment Grade Bond Fund	C, E, I, S, Y

Russell Short Duration Bond Fund	A, C, E, S, Y

Tax Exempt Fixed Income Fund

Russell Tax Exempt Bond Fund	C, E, S

Specialty Fund

Russell Real Estate Securities Fund	A, C, E, S, Y

Money Market Fund

Russell Money Market Fund	A, S

RUSSELL INVESTMENTS

2009 ANNUAL REPORT

Russell Investment Company

Russell Investment Company is a series investment company with 37 different investment portfolios referred to as Funds. These financial statements report on 16 of these Funds.

Russell Investment Company

Russell Funds

Annual Report

October 31, 2009

Russell Investment Company - Russell Funds.

Copyright © Russell Investments 2009. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc. member FINRA, part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

We are pleased to provide you with Russell Investment Company’s 2009 Annual Report. It includes portfolio management discussions and fund-specific details that will give you an in-depth understanding of fund performance for the fiscal year ending October 31, 2009.

Every day, we strive to improve financial security for people and earn the continued support of our investors. Despite another year of economic uncertainty, the markets have rebounded sharply from the spring. We are sensitive to ongoing investor concerns and recognize the need for investment solutions that help provide the opportunities investors seek.

We continue to believe that investors are well served by remaining focused on long-term disciplined investing in well-diversified, asset allocated portfolios and that they should continue to talk with their financial advisors to ensure their portfolios remain aligned with long term goals.

The Russell Investments team has years of experience in managing people’s money through various market cycles, trends and turnarounds. As always, we are continuously monitoring our investment managers and our funds to ensure adherence to their long-term strategies.

We appreciate your continued support.

Best regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of October 31, 2009 (Unaudited)

U.S. Equity Markets

For the fiscal year ending October 31, 2009, the U.S. equity market experienced extreme volatility and weakness early in the year before rebounding substantially and ultimately delivering a positive return for the period. The broad market Russell 3000® Index rose 10.8% over the period as the global economy began to emerge from the worst recession and financial crisis in almost a century. The fear and panic which had pervaded the market in 2008 and early 2009 began to dissipate in March 2009 as investors increased their risk appetites.

After the Russell 3000® Index reached a low point on November 20, 2008, government intervention helped spark a short lived rally. In late November 2008, the Federal Reserve Board announced that it would provide aid to Citigroup. Shortly thereafter, it also stated that it would purchase Fannie Mae, Freddie Mac and Federal Home Loan Bank debt and mortgage-backed securities backed by Fannie Mae, Freddie Mac and Ginnie Mae. This represented a direct effort to help lower residential mortgage rates, stabilize the housing market and spark a recovery in the economy.

In December 2008, the U.S. government provided assistance to General Motors and Chrysler to help them avoid bankruptcy. On December 16, 2008, the Federal Reserve cut its benchmark interest rate to a record-low range of 0.00% to 0.25%. The election of a new U.S. President and the appointments he made to his economic team in late 2008, including Timothy Geithner as Secretary of the Treasury and Lawrence Summers as Director of the National Economic Council, provided some stability to the markets. The U.S. government’s plan to boost investment in public infrastructure also had a positive impact on U.S. equity markets.

At the end of 2008, even with coordinated actions by central banks across the globe and a variety of highly stimulative governmental policies in place, liquidity remained an issue for many banks, consumers and small businesses, leading them to cut spending and lay-off employees. With unemployment continuing to rise, expectations of a strong recovery were tempered. Meanwhile, consumer credit was slow to unfreeze and the housing market remained weak. Against this backdrop, anxiety about the health of large banks persisted. Among others, these factors led the broad U.S equity market to decline after its late 2008 gains during the first two months of 2009 and to set a new low on March 6, 2009.

Following the March 6, 2009 low, the U.S. equity market as measured by the Russell 3000® Index experienced a significant increase sparked by the three largest U.S. banks announcing that they would likely earn a profit for the first quarter of 2009. The market continued to rise when the Federal Reserve stated that it would purchase “distressed assets” in order to remove them from the balance sheets of banks. The rebound was further extended by the early May announcement of positive results from the stress tests that the U.S. government conducted on 19 U.S. banks. While capital ratios were found not to be sufficient at all the banks at the time, there were no banks which the market deemed to be on the verge of insolvency. Reports that several banks were planning to pay back TARP funds as soon as possible also helped alleviate fears about the health of the financial sector. In addition to positive bank-related news, declining inventories across many sectors led to the expectation that restocking, and the related uptick in demand for manufactured goods, would soon follow. Around the same time, a series of reports showed consumer confidence improving more than expected, further adding to investors’ optimism.

Stocks that had been priced for an elevated probability of bankruptcy by investors during the downturn led the rally as the bankruptcy scenario appeared increasingly unlikely. Small capitalization stocks outperformed large capitalization stocks as investors’ risk appetites increased. After significantly underperforming during the downturn, cyclical companies (those more tied to the economic cycle) and large capitalization financial stocks were among the top performers at the outset of the rally. Small capitalization financial stocks, however, continued to underperform as investors remained concerned about the health of smaller regional banks and the rising delinquencies in their commercial real estate loan portfolios. Higher beta (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) stocks and companies with low price-to-book ratios were among the top performers, as were stocks with higher earnings variability and higher debt-to-capital ratios. These factors were out of favor with investors during the market decline of 2008 and early 2009. Consistent with the market’s sharp reversal, stocks with the lowest price momentum were among the best performers during the rally. Higher quality companies (typically those with

4	Market Summary

Russell Investment Company

Market Summary as of October 31, 2009 (Unaudited)

more stable earnings growth, less leverage and attractive balance sheets) faced headwinds as investors took on more risk and increased the cyclicality of their portfolios. Defensive sectors and factors such as higher yield and lower earning per share variability lagged during this period, including the health care sector which faced significant uncertainty surrounding the Obama administration’s plan to overhaul healthcare. Mid-October 2009 marked a breif reversal from these trends, with lower risk and higher quality factors performing better as investors shifted their focus away from cyclical areas and toward companies with more stable and sustainable earnings and business growth which they believed had become undervalued.

Looking at fiscal 2009 as a whole, corporate profits rebounded from their 2008 lows. In addition, reports from the housing sector showed signs of stabilization. Most economic indicators turned from strongly negative, to less negative, to improving over the course of the fiscal year. Although the domestic economy was beginning to recover during the fiscal year, companies with exports to faster-growing, developing, non-U.S. economies posted stronger performance as they benefited from the weakening of the U.S. dollar during the summer. During the second half of the fiscal year in particular, exposure to U.S. companies with a portion of their revenues being generated overseas was rewarded.

Despite strong performance off the market’s early March low, the financial services sector was the biggest underperformer over the course of the entire fiscal year due to its extreme weakness in the first half of the period. The Financial services was the only sector to post a negative return (-4.1% as measured by the Russell 3000® Index) during the fiscal year. The energy sector experienced a similar reversal during the year, with a strong rebound coming only after significant weakness early in the period amid concerns about the magnitude of the global economic slowdown earlier in the fiscal year and the related drop in demand. The sector posted an 8.1% return during the entire period as measured by the Russell 3000® Index, trailing the overall market. Other sectors which lagged included the more defensive utilities (3.6% as measured by the Russell 3000® Index), health care (8.1% as measured by the Russell 3000® Index), and consumer staples (9.4% as measured by the Russell 3000® Index) sectors, as well as producer durables (4.4% as measured by the Russell 3000® Index), which was hit by concerns about a slowdown in government defense spending. Meanwhile, the best performing sectors in the Russell 3000® Index were the more cyclical ones. Technology led the way with its mix of cyclical and defensive characteristics (31.3% as measured by the Russell 3000® Index), followed by materials and processing (25.6% as measured by the Russell 3000® Index) and consumer discretionary (19.3% as measured by the Russell 3000® Index). Materials stocks benefited from increased optimism about the economic recovery spurring higher demand, especially as emerging markets continue to build out their infrastructure. Improving consumer confidence contributed to the rebound of consumer discretionary stocks.

The recovery in stock prices was experienced across investment styles as well as the market capitalization spectrum. While value rebounded more strongly off the March 6, 2009 low, growth stocks led over the course of the entire fiscal year. This was true for the large capitalization and small capitalization segments. For the period, the Russell 1000® Growth Index returned 17.5% and the Russell 1000® Value Index returned 4.8%, while the Russell 2000® Growth Index returned 11.3% and Russell 2000® Value Index returned 2%. Small capitalization stocks outperformed large capitalization stocks after March 9, 2009, but lagged over the course of the entire fiscal year. The Russell 2000® Index returned 6.5% and the Russell 1000® Index returned 11.2% for the period. Midcap stocks performed best over the period, while microcap stocks underperformed despite strong performance during the rally the Russell Midcap® Index returned 18.8% and the Russell Microcap® Index returned 5.1% for the fiscal year.

The challenging active management environment improved as there was more differentiation between stocks and a substantial reduction in the indiscriminate selling. Small capitalization managers across the style spectrum outperformed their benchmarks more consistently than their large capitalization counterparts, with small capitalization value managers in particular posting strong relative performance in fiscal year 2009. Within large capitalization, growth managers had the most difficult time relative to their benchmark as price momentum was not in favor during the period which featured multiple sharp reversals in market direction. In addition, growth managers with less valuation sensitivity faced headwinds as low multiples of price to book and price to earnings were rewarded. The Lipper® Small Cap Value Funds Average outperformed the Russell 2000® Value Index by 10.1%, the Lipper® Small Cap Core Funds Average outperformed the Russell 2000® Index by 5.7% and the Lipper® Small Cap Growth Funds Average outperformed the Russell 2000® Growth Index by 2.0%. The Lipper® Large Cap Growth Funds Average underperformed the Russell 1000® Growth Index by 2.5%, the Lipper® Large Cap Core Funds Average underperformed the Russell 1000® Index by 0.3%, and the Lipper® Large Cap Value Funds Average outperformed the Russell 1000® Value Index by 3.7%.

Market Summary	5

Russell Investment Company

Market Summary as of October 31, 2009 (Unaudited)

Real Estate Securities Market

For the fiscal year ending October 31, 2009, U.S. real estate investment trusts (“REITs”) generated a 0.06% return as measured by the FTSE NAREIT Equity REIT Index (the “Index”). During this period, U.S. REITs significantly underperformed both the broader U.S. equity market and the international real estate securities market. Elevated volatility persisted, as evidenced by the fact that three of the four worst months on record took place during the first half of the fiscal year, while April marked the best month of performance since the inception of the Index in 1972. The REIT market declined by 48% between November 2008 and early March 2009 before sharply reversing course and gaining 93% during the remainder of the fiscal year.

Early in the fiscal year, REIT share prices declined steeply, as the sector exhibited a high correlation to the broader financial services sector. Investor sentiment toward the sector declined on concerns over labor market softness, weak consumer spending, lack of available debt capital and a stagnant housing market. At the property level, the deepening recession continued to undercut demand for commercial space, which lowered both occupancy and asking rents. REIT earnings suffered as a result. This period of rapid decline was characterized by a flight to quality. The market favored REITs with the lowest amounts of leverage, limited near-term refinancing needs and limited development pipelines. Neither dividend yield nor market capitalization appeared to be contributing factors to differences in individual company performance.

Beginning in March, numerous REITs raised capital in the equity market to address borrowing needs. Despite being generally dilutive to earnings, these equity offerings enabled struggling REITs to pay down debt and improve balance sheets, causing concerns over near-term solvency to subside. Meanwhile, relatively well-capitalized REITs took the opportunity to expand their cash reserves in anticipation of acquisition opportunities that could arise as maturing debt forces sellers to the market. Ongoing equity raising activity reduced leverage and restored confidence in REITs, attracting some non-dedicated REIT investors to the sector. This sparked a recovery in share prices and a relaxing of investors’ aversion to risk in the sector. As the REIT market rebounded from a March 6, 2009 low, the most highly leveraged names, which had sustained the largest declines during the downturn, experienced the most extreme rebounds in share price.

A stream of positive economic news further extended this rally. July employment figures beat expectations, credit markets showed signs of recovery, the Federal Reserve announced the extension of the Term Asset-Backed Securities Loan Facility (TALF) program through June 2010 and housing sales experienced a modest uptick. Investors also took comfort in the fact that the equity market remained open and the unsecured debt market showed improvement. A total of $20.4 billion of equity and $8 billion of unsecured debt was raised during the fiscal year by REITs. The REIT market rally moderated somewhat in September 2009, first on concerns over the accelerated run-up in share prices over the previous several months, and later in response to news that existing and new home sales came in below expectations. However, REITs continued to post positive returns, as share prices came to reflect sizeable inflows from both dedicated and non-dedicated real estate investors.

The historic levels of volatility in the REIT market during the period were driven by two factors: the high correlation to the financial services sector and a rise in short selling of REIT shares. The elevated correlation between REITs and the financial services sector, which began in 2008 with the heightening of the credit crisis, continued during this fiscal year. Short selling in the REIT sector also began to increase from the prior fiscal year, due to negative investor sentiment, and continued to rise into the current fiscal year amid weakening fundamentals and unfavorable market conditions. In March 2009, concurrent with the REIT market’s lows, short selling reached its peak at nearly 12% of shares outstanding (compared with 3-4% prior to the downturn). As REITs began to issue equity and share prices rallied in the following months, the level of short selling decreased by over 4%. REIT volatility consequently moderated from peak levels, but remained elevated in comparison to historical levels.

During the fiscal year, returns were widely dispersed across the property sectors. Among the poorest performing sectors were shopping centers and industrial. Sentiment toward the shopping centers sector was particularly negative due to deteriorating occupancy and income metrics driven by weak consumer spending. While struggling industrial REITs addressed concerns over bankruptcy risk through equity issuance, significant development pipelines amid weak leasing market conditions put pressure on earnings forecasts. The two best performing property sectors were manufactured homes and lodging/resorts. The defensive manufactured homes sector was insulated from the decline of the broader REIT market due to the countercyclical properties of affordable housing and the sector’s niche status. In contrast, the lodging/resorts sector was among the poorest performing sectors during the period prior to March 6, 2009 and

6	Market Summary

Russell Investment Company

Market Summary as of October 31, 2009 (Unaudited)

subsequently rallied as investors displayed a greater appetite for risk. Numerous lodging/resorts stocks that had been sold off excessively during the downturn multiplied in value as investor sentiment recovered.

The U.S. REIT market underperformed relative to the international real estate securities market by a wide margin during the fiscal year, as measured by the FTSE EPRA/NAREIT Developed Real Estate Index. After experiencing meaningful price corrections in the prior year, the REIT markets in both Asia and Continental Europe posted large positive returns (43.85% and 52.27%, respectively) during the fiscal year. Hong Kong property stocks recorded particularly strong gains for the fiscal year (107.01%), while the United Kingdom was among the worst performing REIT markets globally (-4.19%), underperforming relative to U.S. REITs.

Non-U.S. Developed Equity Markets

Non-U.S. equity markets rose nearly 28% for the fiscal year ended October 31, 2009. The MSCI EAFE (Europe, Australasia, and Far East) Index gained 27.71% for the period. The gain reflects the strong rebound for global equity markets starting in March 2009, with a low to peak return from March 9 to October 21 of nearly 82% as measured by the MSCI EAFE.

For the period, investors in non-U.S. markets benefited from the gains in foreign currencies relative to the U.S. dollar. EAFE’s gain when measured in local currencies was a far more modest 13.76%. The nearly 14 percentage points added from currencies proved to be a major benefit, though non-U.S. stocks generally performed better than their U.S. counterparts net of the currency impact.

Value-driven investment strategies led the market recovery as economic conditions appeared to improve slowly, but steadily, beginning in March 2009. U.S. government-led economic and direct stimulus helped restore confidence in the viability of global commerce, though not as much in the ability of global businesses to grow as rapidly. The MSCI EAFE Value Index rose 32.00% for the period, while the EAFE Growth Index rose 23.56%.

Regionally, the Pacific (excluding Japan) region provided the strongest gains. The region gained 65.10% for the period as measured by MSCI Pacific Free ex Japan Index led by the 65.29% gain in the Australian market as measured by MSCI Australia Index. European stocks rose 27.48% as measured by MSCI Europe Index. Japan was the notable laggard gaining 13.76% as measured by MSCI Japan Index for the period. While developed markets has strong returns, emerging markets returned even stronger gains. The MSCI Emerging Markets Index gained 64.13% in the period led by Brazil’s 91.55% gain as measured by MSCI Brazil Index.

The strength of emerging markets reflected in large part a strong market for stocks in the materials sector. Industrial metals producers and the stocks of other industrial cyclical companies posted very strong gains as investors grew less fearful of a protracted, deep global economic recession. Financial stocks joined as market leaders in the market’s recovery as unprecedented economic stimulus and government-led relief programs convinced investors that these companies could survive and eventually thrive.

From a sector perspective, materials stocks were the best performers led by the 56.15% gain of the metals & mining industry group within the MSCI EAFE Index. Indicative of the broader strength of industrial cyclicals during the period, the industrials sector was the next best performer, with stocks in this MSCI EAFE sector rising 37.47%. Both sectors’ results reflected the strong influence of emerging market returns, but also resurgent stock prices in response to government stimulus proposals which, in many cases, included proposals for substantial new infrastructure spending. Financial stocks were another area of strong gains. The MSCI EAFE financials sector rose 32.32%, led by diversified financial services firms and real estate management and development companies.

The MSCI EAFE utilities sector was the notable laggard for the year. It gained only 5.43% as investors appeared to prefer companies whose earnings cycles are most sensitive to economic recovery. As such, health care (+12.67%), also lagged though the oft-mentioned U.S. health care proposals also had a negative effect on investors’ perception of the sector globally.

Emerging Markets

During the fiscal year, the MSCI Emerging Markets Index (“Index”) increased 64.1% as risk appetites were restored amid growing belief in the sustainability of global economic recovery. Emerging markets significantly outperformed developed markets, gaining 18.4% as measured by the MSCI World Index. This return was driven by the belief that emerging markets would recover soonest given better-capitalized, less leveraged financial systems and policymakers (particularly in Asia) that are more experienced at navigating periods of economic turbulence.

Market Summary	7

Russell Investment Company

Market Summary as of October 31, 2009 (Unaudited)

The second and third calendar quarters of 2009 were particularly strong for emerging markets, after evidence the global recession was easing spurred demand for riskier, higher-yielding assets. The Index gained 34.7% over the second calendar quarter, its best quarterly return since inception of the Index in 1988. The third calendar quarter was also strong, posting a 20.9% return, after robust returns in July and September offset a China-led pull-back in August. The growing belief that the global economic recovery was gaining traction further stimulated the global stock market gains and drew additional inflows into emerging markets equities.

Resource-rich Latin American markets strengthened as investors rotated their assets away from developed economies and into countries that supply China with raw materials, such as Chile (61.7% as measured by the MSCI Chile Index) and Peru (116.4% as measured by the MSCI Peru Index). Brazilian stocks rose 91.6% as measured by the MSCI Brazil Index, as crude oil prices rose and homebuilders and banks rallied on speculation over a rebound in loan growth. Russian equities (45.3% as measured by the MSCI Russian Index), whose valuations remained inexpensive, were also beneficiaries of the increase in oil prices and the persistent decline in risk aversion. Turkish equities (68.2% as measured by the MSCI Turkey Index), which tend to advance as risk appetites increase, strengthened on an improving macroeconomic outlook. Turkey’s credit rating was raised to “positive” from “stable” in September, reflecting the economy’s increased resilience. Indonesian stocks, often regarded as amongst the riskiest of emerging markets, increased 127.4% as measured by the MSCI Indonesia Index, as the re-election of the country’s president increased expectations that policies that had previously bolstered growth would be maintained. Chinese equities increased 82.2% as measured by the MSCI China Index on speculation that its economic strength will lead the world out of recession.

Several emerging market currencies, notably those closely linked to commodities, significantly outperformed the U.S. dollar over the period. The leader among them was the Chilean Peso, which was up nearly 36% relative to the U.S. dollar. Chile is the world's biggest copper producer, and it obtained the first credit ratings increase among investment-grade nations this year. The South African Rand and the Brazilian Real made similarly strong gains, while the Colombian Peso (where oil is the major export) was also up 20% relative to the U.S. dollar.

U.S. Fixed Income Markets

As much as fiscal 2008 was characterized by the credit crisis, investor anxiety and a flight to safety of U.S. Treasuries, fiscal 2009 can be described as a period of significant government intervention. This was crucial to restoring liquidity to the credit markets and investor confidence, and served as a driver of the fixed income market rally during the second half of the period. Following the bankruptcy of Lehman Brothers Holdings Inc. in September 2008, a massive reshuffling of banking institutions ensued; some were compelled into competitor mergers/acquisitions while others sought bank holding status, all causing further unrest in the fixed income market and decreasing liquidity. This disruption was largely the impetus for the Emergency Economic Stabilization Act of 2008, which initially was designed to address weakness in the banking industry by allocating $700 billion for the purchase of distressed assets from banks. The Treasury used Troubled Asset Relief Program (TARP) funds for direct capital injections into financial institutions, while the Federal Deposit Insurance Corporation (FDIC) temporarily increased retail bank deposit insurance to $250,000 per retail bank account. In mid-November 2008, in a bid to restore liquidity in the asset-backed securities (ABS) market, the Federal Reserve Board announced the creation of the Term Asset-Backed Securities Lending Facility (TALF), under which the Federal Reserve Bank of New York planned to loan up to $200 billion on a non-recourse basis to purchasers of newly issued AAA-rated ABS collateralized primarily by consumer loans (credit card receivables and automobile loans). This program was well received and did much to increase liquidity in the fixed income markets. It was subsequently expanded to include other assets, such as commercial mortgage-backed securities (CMBS). Numerous other programs were created by various U.S. government agencies and instrumentalities to address issues in the credit markets and broader economy: Primary Dealer Credit Facility (improve market liquidity), quantitative easing via Federal Reserve Bank purchases of U.S. Treasury debt (manage interest rates) Build America Bonds (bolster the tax-exempt/municipal bond market), Private-Public Investment Program (PPIP) (support the non-agency mortgage-backed securities market) and Homeowner Affordability and Stability Plan (HASP) (stem the rising tide of foreclosures). The U.S. government has spent, lent or committed $12.8 trillion to these programs.

In October 2008, the Federal Reserve Board, initiated an unexpected 0.50% decrease in the Federal Funds target overnight rate to 1.50%. It then dropped the rate another 0.50% at a scheduled meeting later that month. In December 2008, the Federal Reserve decreased the rate to the historically low range of 0.00% – 0.25%, where it remained at the end of October 2009.

8	Market Summary

Russell Investment Company

Market Summary as of October 31, 2009 (Unaudited)

Despite the massive government intervention, the housing market, a key factor underlying the credit and economic crises, remained largely under pressure throughout the period. However, there were positive signs. The U.S. government reached its goal of modifying the mortgage loans of 500,000 troubled homeowners ahead of schedule and the S&P/Case-Shiller 20-City Home Price Index increased every month from April through August. However, home foreclosures increased 23% over the 12 months to September 2009, with nearly 938,000 foreclosures from July 2009 to September 2009.

The increase in foreclosures was exacerbated by unemployment and the recession. While GDP for the third calendar quarter of 2009 grew at an annualized rate of 3.5% (largely due to government stimulus), it remained depressed at -2.3% for the 12 months ending September 2009. From November 2008 to October 2009, unemployment increased from 6.8% to 10.2%, its highest level in recent history. Total write-downs at banks from the start of the credit crisis (summer 2007) have totaled $1.66 trillion.

In April 2009, the U.S. government announced the results of bank stress tests. The capital markets positively received these results, interpreting the results to mean that the prospect of financial disaster had become more remote. Against a backdrop of extremely low interest rates and explicit government support, this news started the rally which lasted throughout the second half of the period. The Barclays Capital U.S. Aggregate Index (BarCap Agg), a broad measure of U.S. investment grade fixed income securities, returned 13.79% (outperforming equivalent-duration Treasuries by 7.16%) for the period, up significantly from its fiscal 2008 return of 0.30% (when it underperformed Treasuries by 7.48%).

In sharp contrasts to 2008, fiscal 2009 saw all major investment grade and non-investment grade sectors outperform Treasuries, as investor anxiety decreased, the credit crisis abated and liquidity returned to the markets. Corporate credit was the most notable outperforming sector during the period, as investors saw confirmation of their beliefs that the high default rates implied by corporate bond prices were unrealistic. The investment grade corporate sector of the BarCap Agg returned 31.07% (outperforming Treasuries by 24% and the Barclays Capital High Yield (corporate) Index returned 48.10% (outperforming Treasuries by 42%),

During most of the period, non-agency mortgage-backed securities continued to decline in price. However, the implementation of the PPIP reversed this trend, causing prime and Alt-A mortgage-backed securities to rally in September and October.

Market Summary	9

Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Russell U.S. Core Equity Fund - Class A ‡
	Total Return
1 Year	4.51%
5 Years	(0.70	)%§
10 Years	(2.02	)%§

Russell U.S. Core Equity Fund - Class C ‡‡
	Total Return
1 Year	9.92%
5 Years	0.28	%§
10 Years	(1.54	)%§

Russell U.S. Core Equity Fund - Class E
	Total Return
1 Year	10.84%
5 Years	0.48	%§
10 Years	(1.44	)%§

Russell U.S. Core Equity Fund - Class I
	Total Return
1 Year	11.08%
5 Years	0.73	%§
10 Years	(1.21	)%§

Russell U.S. Core Equity Fund - Class S ‡‡‡
	Total Return
1 Year	10.99%
5 Years	0.70	%§
10 Years	(1.22	)%§

Russell U.S. Core Equity Fund - Class Y ‡‡‡‡
	Total Return
1 Year	11.18%
5 Years	0.78	%§
10 Years	(1.15	)%§

Russell 1000® Index **
	Total Return
1 Year	11.20%
5 Years	0.71	%§
10 Years	(0.46	)%§

10	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Russell U.S. Core Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has ten money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Russell U.S. Core Equity Fund Class A, Class C, Class E, Class I, Class S and Class Y gained 10.87%, 9.92%, 10.84%, 11.08%, 10.99% and 11.18%, respectively. This compared to the Russell 1000® Index, which gained 11.20% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2009, the Lipper® Large-Cap Core Funds Average gained 10.86%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The market for the fiscal year ending October 31, 2009 was marked by two distinct periods. The period between November 2008 and early March 2009 saw extreme volatility and market weakness. Fear and panic pervaded the market and the U.S. government stepped in with numerous stimulus packages to assist banks, auto companies and consumers. There was a pervasive fear that the economy was headed in the direction of a very deep recession, and possibly even depression. This led to a fear driven “flight to quality” in the markets during the first part of the fiscal year where risk was avoided and only the investments which were deemed to be the safest maintained their value. In the final six months of the fiscal year, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and those stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008. Higher beta (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) stocks, those with highly variable earnings and those with the highest debt-to-capital ratios, were the best performers during this period. In October 2009, there was a brief reversal of factor trends and investors migrated toward companies with more stable and sustainable earnings and business growth.

This was a challenging environment for the Russell U.S. Core Equity Fund which trailed its Russell 1000 Index benchmark slightly for the fiscal year. The risk averse period in the first part of the year was difficult for the Fund, particularly in November 2008, as investors took a very short-term perspective, avoiding risk of any kind and preferring higher dividend stocks and stocks with very stable and moderate earnings growth. In anticipation of an economic recovery, the Fund’s money managers purchased stocks of companies they believed to be undervalued with more earnings variability and above-average forward looking growth prospects. In the second half of the fiscal year, the Fund’s exposure to higher beta stocks and positioning for economic recovery contributed positively to performance. While the Fund’s managers in general favored companies with higher quality balance sheets that were showing signs of fundamental earnings improvement, other managers, particularly within the value segment, were effective at finding companies that were deeply undervalued and, in some cases, priced for potential bankruptcy. These managers took advantage of investor fear and short-term risk aversion to find deeply valued companies with longer-term fundamental prospects that were stronger than the market believed. These holdings tended to be the stocks that helped the Fund participate more fully in the rally off the market bottom of March 2009.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Over the fiscal year, the Fund’s money managers in aggregate maintained a tilt toward higher growth, higher beta and lower dividend-yield stocks. Though the Fund had a neutral growth/value split in terms of the allocation of its assets to money managers for most of the period, the market environment created an “organic” growth tilt where many value managers, using their valuation focused approaches, saw growth stocks as attractive as their valuations fell to very low levels. As such, there was more growth exposure in the Fund over the period, much of it coming from the value segment. This positioning was beneficial in the early part of 2009, as growth led value but became a headwind for the Fund for the balance of the fiscal year as deep value stocks led growth stocks in the recovery off the March 6th market low.

Stock selection in the consumer discretionary sector was the largest detractor from returns for the period. In particular, the Fund was hurt by exposure to retail stocks. An overweight position in defensive gold stocks also detracted from returns during the post March 6th period as investors sought risk, and avoided defensively positioned stocks. Stock selection in the financial services sector was a positive contributor to performance over the fiscal year, as the Fund’s managers primarily focused on large banks that were positioned to gain

Russell U.S. Core Equity Fund	11

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Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

market share at the expense of their weaker competitors. Health care stock selection also added to returns. Managers focused on stocks in the drugs and pharmaceutical industry, especially those where the companies had long patent periods, and those where no generic drug substitutes were available.

The Fund benefited from an overweight to the technology sector, the top performing sector over the fiscal year, and from an underweight to the utilities sector, which lagged during the period. However, this was offset by an overweight to the financial services sector, which was the worst performing sector for the period due to extreme weakness in the first half of the fiscal year. A market weight in the health care sector also detracted from returns as those stocks were affected by the uncertainty surrounding the Obama health care proposal.

For the fiscal period, five of the ten fund managers outperformed their respective benchmarks and three managers underperformed their benchmarks. Two of the current managers were not managers in the Fund for the full period. Generally over the fiscal period, managers who were more defensively positioned performed better than those who were more aggressively positioned. However, deep value managers performed so well in the post March 6th market recovery that this made up for much of their underperformance in the fist half of the fiscal year. Growth managers faced the toughest active management environment over the period as those focusing on earnings momentum were not rewarded by the market during the period. In addition, growth managers who were not valuation focused struggled, as low valuations were not rewarded over the period

Growth manager Columbus Circle Investors underperformed its Russell 1000 Growth® Index for the fiscal year. This underperformance was expected given the market environment and its focus on higher earnings momentum and higher growth rate companies. The majority of Columbus Circle’s underperformance came during the highly defensive market period at the beginning of the fiscal year. Columbus Circle’s stock selection, particularly in the health care and financial services sectors, was the main detractor from returns for the full fiscal period. Within health care, Columbus Circle’s overweight to medical instrument companies and its underweight to biotech stocks contributed to its underperformance. Overweight positions in some of the financial services companies that had been hard hit in the fear-driven markets of late 2008 also contributed to Columbus Circle’s underperformance for the one year period.

The performance of Arnhold and S. Bleichroeder Advisers, LLC (“ASB”), a market-oriented manger, was negatively impacted by a combination of sector allocation and stock selection decisions and underperformed its Russell 1000 Index benchmark. Though ASB’s performance benefited from an overweight to the technology sector and an underweight to the health care sector, it was not enough to offset the impact from an overweight to the financial services sector which detracted from performance in the first half of the year. Stock selection in the consumer discretionary sector (especially the retail industry), energy sector (integrated oil companies) and materials & processing sector (significant exposure to gold stocks) also contributed to underperformance. The bulk of ASB’s underperformance came during the period following the March 6th rally when its defensive positioning in gold stocks was not rewarded by a market that favored risk.

Suffolk Capital Management, LLC, a market-oriented manager, outperformed its Russell 1000 Index benchmark for the period on the strength of its stock selection decisions. Suffolk performed particularly well in the early part of the fiscal year when exposure to insurance stocks and health care stocks were both rewarded. However, Suffolk was also rewarded in the second half of the fiscal year for its willingness to step into higher beta and more economically sensitive opportunities during the depths of the downturn in November and December of 2008. Over the fiscal period, Suffolk benefited from an overweight to the top-performing technology sector, but stock selection was the main driver of their returns. Stock selection in the financial services sector added to returns and was a result of Suffolk’s exposure to large financial services companies that were gaining market share, as well as insurance companies and credit card companies that performed well over the period. Suffolk’s exposure to chemical, copper and fertilizer companies drove strong results within the materials and processing sector for the year, as those stocks benefitted of expanding global growth, particularly in China.

Deep value manager Schneider Capital Management Corporation outperformed its Russell 1000 Value® Index benchmark for the fiscal year. Their underperformance in the first half of the fiscal year, was expected given the market environment where investors sought safety. Schneider had strong performance in the second half of the fiscal year as its investments in out-of-favor, deeply valued companies outperformed. Schneider’s sector allocation decisions and stock selection were both additive when looking at the entirety of the fiscal year, with stock selection being the key factor for outperformance. Schneider had strong performance from their stock selection in the financial services sector, particularly in Real Estate Investment Trusts (REITs). Though REITs underperformed as an industry, Schneider had exposure to several REITs that outperformed the rest of the industry. Exposure to coal stocks within the energy sector was also a major contributor to returns for Schneider, as was exposure to automobile parts companies that performed especially well in the second half of the fiscal year. Schneider’s performance benefitted from its positioning in the post March 6th rally period, as both an overweight to high beta stocks and a focus on smaller capitalization stocks were rewarded in the second half of the fiscal year.

RIMCo currently employs a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to

12	Russell U.S. Core Equity Fund

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Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings in the Fund segments assigned to money managers to identify particular stocks that have been selected and are held in overweight positions by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. RIMCo performs this analysis and ranking, and purchases or sells stocks based on this analysis and ranking, on a regular, periodic basis. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. The select holdings strategy outperformed the Russell 1000 Index benchmark over the fiscal year period and was additive to the Fund’s performance.

Describe any changes to the Fund’s structure or the money manager line-up.

At the end of August 2009, growth managers, Turner Investment Partners, Inc and Marsico Capital Management, LLC, were terminated. The Fund moved to a three growth manager structure and most manager weights were adjusted. In August 2009, BlackRock Financial Management was hired with a growth mandate. Lazard Asset Management was hired in August 2009 for a value-biased market-oriented mandate.

Money Managers as of October 31, 2009	Styles
AllianceBernstein L.P.	Value
Arnhold and S. Bleichroeder Advisers, LLC	Market-Oriented
BlackRock Financial Management, Inc.	Growth
Columbus Circle Investors	Growth
Institutional Capital LLC	Value
Lazard Asset Management LLC	Market-Oriented
MFS Institutional Advisors, Inc.	Value
Montag & Caldwell, Inc.	Growth
Schneider Capital Management Corporation	Value
Suffolk Capital Management, LLC	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1999.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares from November 1, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares from November 1, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

‡‡‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Core Equity Fund	13

Russell Investment Company

Russell U.S. Core Equity Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,194.50	$1,019.86
Expenses Paid During Period*	$5.86	$5.40

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,189.90	$1,016.08
Expenses Paid During Period*	$9.99	$9.20

*	Expenses are equal to the Fund’s annualized expense ratio of 1.81% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,194.90	$1,020.52
Expenses Paid During Period*	$5.15	$4.74

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

14	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,195.90	$1,021.78
Expenses Paid During Period*	$3.76	$3.47

*	Expenses are equal to the Fund’s annualized expense ratio of 0.68% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,195.70	$1,021.12
Expenses Paid During Period*	$4.48	$4.13

*	Expenses are equal to the Fund’s annualized expense ratio of 0.81% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,196.90	$1,022.03
Expenses Paid During Period*	$3.49	$3.21

*	Expenses are equal to the Fund’s annualized expense ratio of 0.63% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell U.S. Core Equity Fund	15

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 93.4%
Consumer Discretionary - 12.9%
Amazon.com, Inc. (Æ)	268,566	31,908
Apollo Group, Inc. Class A (Æ)	150,175	8,575
AutoZone, Inc. (Æ)(Ñ)	34,500	4,668
Avon Products, Inc.	166,300	5,330
Bed Bath & Beyond, Inc. (Æ)	366,897	12,918
Best Buy Co., Inc. (Ñ)	337,707	12,894
Black & Decker Corp.	19,000	897
CarMax, Inc. (Æ)	151,300	2,976
Carnival Corp.	143,070	4,166
CBS Corp. Class B	582,650	6,858
Comcast Corp.Class A	1,692,667	24,082
Costco Wholesale Corp.	229,800	13,064
Darden Restaurants, Inc. (Ñ)	207,700	6,295
Dollar Tree, Inc. (Æ)(Ñ)	104,151	4,700
DR Horton, Inc. (Ñ)	92,000	1,008
eBay, Inc. (Æ)	665,698	14,825
Estee Lauder Cos., Inc. (The) Class A (Ñ)	192,786	8,193
Family Dollar Stores, Inc.	163,000	4,613
Foot Locker, Inc.	60,400	633
Ford Motor Co. (Æ)	1,743,598	12,205
Gap, Inc. (The)	286,300	6,110
Harley-Davidson, Inc.	54,900	1,368
Hasbro, Inc.	197,980	5,399
Hertz Global Holdings, Inc. (Æ)(Ñ)	76,900	716
Home Depot, Inc.	587,793	14,748
International Game Technology	262,741	4,687
JC Penney Co., Inc.	509,360	16,875
Johnson Controls, Inc.	380,750	9,108
Jones Apparel Group, Inc.	51,300	918
Kohl’s Corp. (Æ)	436,054	24,951
Las Vegas Sands Corp. (Æ)(Ñ)	456,700	6,892
Liberty Media Corp. - Capital Series A (Æ)	190,397	3,939
Limited Brands, Inc.	61,000	1,074
Lowe’s Cos., Inc.	2,569,183	50,279
Macy’s, Inc. (Ñ)	471,478	8,284
Magna International, Inc. Class A	214,820	8,513
Mattel, Inc.	399,953	7,571
McDonald’s Corp.	550,600	32,271
News Corp. Class A	428,200	4,933
Nike, Inc. Class B (Ñ)	303,500	18,872
NVR, Inc. (Æ)(Ñ)	26,185	17,341
Office Depot, Inc. (Æ)	83,800	507
priceline.com, Inc. (Æ)(Ñ)	59,843	9,443
Pulte Homes, Inc. (Ñ)	898,808	8,098
Starbucks Corp. (Æ)	645,077	12,244
Starwood Hotels & Resorts Worldwide, Inc. (ö)(Ñ)	49,000	1,424
Target Corp.	203,700	9,865
Time Warner Cable, Inc.	86,576	3,415
Time Warner, Inc.	147,883	4,454
TJX Cos., Inc.	561,509	20,972
TRW Automotive Holdings Corp. (Æ)	29,300	459
VF Corp.	138,300	9,825
Viacom, Inc. Class B (Æ)	659,850	18,205
Wal-Mart Stores, Inc.	667,804	33,176

	Principal Amount ($) or Shares	Market Value $
Walt Disney Co. (The)	748,590	20,489

		578,233

Consumer Staples - 8.3%
Altria Group, Inc.	100,810	1,826
Archer-Daniels-Midland Co.	79,700	2,401
Bunge, Ltd. (Ñ)	14,600	833
Clorox Co.	72,700	4,306
Coca-Cola Co. (The)	775,800	41,358
Coca-Cola Enterprises, Inc.	77,300	1,474
Colgate-Palmolive Co.	170,700	13,422
ConAgra Foods, Inc.	38,400	806
Constellation Brands, Inc. Class A (Æ)	82,900	1,311
CVS Caremark Corp.	1,105,456	39,023
Dean Foods Co. (Æ)	35,000	638
Diageo PLC - ADR	105,070	6,832
Dr Pepper Snapple Group, Inc. (Æ)	158,100	4,310
General Mills, Inc.	52,500	3,461
Hansen Natural Corp. (Æ)	171,152	6,187
Kimberly-Clark Corp.	205,506	12,569
Kraft Foods, Inc. Class A	748,794	20,607
Kroger Co. (The)	234,690	5,428
Lorillard, Inc.	7,900	614
Molson Coors Brewing Co. Class B	183,531	8,987
Nestle SA - ADR	237,590	11,053
PepsiCo, Inc.	1,362,937	82,526
Philip Morris International, Inc.	455,740	21,584
Procter & Gamble Co. (The)	614,300	35,629
Ralcorp Holdings, Inc. (Æ)	117,600	6,315
Reynolds American, Inc.	38,600	1,871
Smithfield Foods, Inc. (Æ)(Ñ)	194,210	2,591
SUPERVALU, Inc. (Ñ)	87,500	1,389
Tyson Foods, Inc. Class A	772,825	9,676
Walgreen Co.	354,328	13,404
Whole Foods Market, Inc. (Æ)	230,570	7,392

		369,823

Energy - 10.6%
Anadarko Petroleum Corp.	152,400	9,286
Apache Corp.	216,510	20,378
Arch Coal, Inc. (Ñ)	1,077,115	23,330
Cameron International Corp. (Æ)	321,200	11,875
Chesapeake Energy Corp.	1,219,138	29,869
Chevron Corp.	731,884	56,018
Cimarex Energy Co.	30,700	1,202
ConocoPhillips	355,442	17,836
Consol Energy, Inc.	304,290	13,027
Devon Energy Corp.	239,990	15,530
ENSCO International, Inc.	24,000	1,099
EOG Resources, Inc.	64,533	5,270
EQT Corp. (Ñ)	82,730	3,463
EXCO Resources, Inc.	70,200	1,097
Exxon Mobil Corp.	434,590	31,147
Forest Oil Corp. (Æ)(Ñ)	1,169,480	22,922
Halliburton Co.	1,336,850	39,049
Helmerich & Payne, Inc. (Ñ)	32,400	1,232
Hess Corp.	153,540	8,405

16	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Marathon Oil Corp.	435,050	13,909
Massey Energy Co.	93,169	2,710
Nabors Industries, Ltd. (Æ)	63,000	1,312
Nexen, Inc.	83,300	1,788
Occidental Petroleum Corp.	920,498	69,847
Patterson-UTI Energy, Inc. (Ñ)	187,650	2,924
Petrohawk Energy Corp. (Æ)	251,800	5,922
Range Resources Corp. (Ñ)	60,000	3,003
Rowan Cos., Inc.	39,400	916
Schlumberger, Ltd.	315,400	19,618
Total SA - ADR	197,940	11,890
Transocean, Ltd. (Æ)	259,401	21,766
Valero Energy Corp.	394,198	7,135
XTO Energy, Inc.	32,597	1,355

		476,130

Financial Services - 17.6%
ACE, Ltd.	290,900	14,941
Aflac, Inc.	48,300	2,004
Allstate Corp. (The)	892,726	26,398
American Express Co. (Ñ)	866,030	30,172
Ameriprise Financial, Inc.	229,434	7,954
Annaly Capital Management, Inc. (ö)	994,270	16,813
AON Corp.	416,250	16,030
Bank of America Corp.	3,411,422	49,739
Bank of New York Mellon Corp. (The)	704,602	18,785
BB&T Corp.	512,350	12,250
Brown & Brown, Inc. (Ñ)	334,150	6,138
Capital One Financial Corp.	842,097	30,821
Charles Schwab Corp. (The)	1,025,375	17,780
Chubb Corp.	325,150	15,776
Citigroup, Inc.	354,900	1,452
CME Group, Inc. Class A	17,900	5,417
Deutsche Bank AG (Ñ)	18,500	1,325
Fidelity National Financial, Inc. Class A	151,925	2,062
Genworth Financial, Inc. Class A (Æ)	808,800	8,589
Goldman Sachs Group, Inc. (The)	401,547	68,331
Hartford Financial Services Group, Inc.	104,805	2,570
iShares Russell 1000 Value Index Fund (Ñ)	28,973	1,556
JPMorgan Chase & Co.	2,483,394	103,731
Lincoln National Corp.	77,500	1,847
Mastercard, Inc. Class A (Ñ)	74,537	16,325
MetLife, Inc.	1,057,905	36,000
MFA Financial, Inc. (ö)(Ñ)	446,100	3,310
Morgan Stanley	1,771,583	56,903
Old Republic International Corp.	59,800	639
PartnerRe, Ltd. - ADR	47,131	3,605
PNC Financial Services Group, Inc. (Ñ)	393,570	19,261
Prudential Financial, Inc.	262,970	11,894
Public Storage (ö)	49,945	3,676
Redwood Trust, Inc. (ö)	341,590	4,762
RenaissanceRe Holdings, Ltd.	82,945	4,355
State Street Corp.	161,630	6,785
Travelers Cos., Inc. (The)	459,033	22,855
Unum Group	78,000	1,556
US Bancorp	961,100	22,317
Visa, Inc.	460,912	34,919

	Principal Amount ($) or Shares	Market Value $
Wells Fargo & Co.	2,727,327	75,056
XL Capital, Ltd. Class A	66,650	1,094

		787,793

Health Care - 11.0%
Abbott Laboratories	1,005,900	50,868
Aetna, Inc.	43,400	1,130
Allergan, Inc.	234,200	13,174
Amgen, Inc. (Æ)	552,295	29,675
Becton Dickinson and Co.	45,058	3,080
Boston Scientific Corp. (Æ)	1,352,744	10,984
Brookdale Senior Living, Inc. (Æ)	268,740	4,526
CareFusion Corp. (Æ)	95,400	2,134
Celgene Corp. (Æ)	117,900	6,019
Cerner Corp. (Æ)(Ñ)	60,300	4,585
Covance, Inc. (Æ)(Ñ)	56,300	2,910
Covidien PLC	314,950	13,266
Eli Lilly & Co.	45,500	1,547
Genzyme Corp. (Æ)	137,644	6,965
Gilead Sciences, Inc. (Æ)	390,639	16,622
GlaxoSmithKline PLC - ADR	15,900	654
Hospira, Inc. (Æ)	143,800	6,419
Intuitive Surgical, Inc. (Æ)	48,248	11,886
Johnson & Johnson	435,968	25,744
Laboratory Corp. of America Holdings (Æ)(Ñ)	129,300	8,907
Life Technologies Corp. (Æ)	149,000	7,028
Medco Health Solutions, Inc. (Æ)	113,700	6,381
Medtronic, Inc.	327,301	11,685
Merck & Co., Inc. (Æ)	638,605	19,752
Mylan, Inc. (Æ)(Ñ)	623,710	10,129
Myriad Genetics, Inc. (Æ)	201,697	4,897
Omnicare, Inc. (Ñ)	66,380	1,438
Pfizer, Inc.	5,019,193	85,477
Sanofi-Aventis SA - ADR	472,450	17,443
Schering-Plough Corp.	1,958,277	55,223
Stryker Corp.	149,500	6,877
Talecris Biotherapeutics Holdings Corp. (Æ)	126,700	2,542
Teva Pharmaceutical Industries, Ltd. - ADR	86,000	4,341
Thermo Fisher Scientific, Inc. (Æ)	502,370	22,607
UnitedHealth Group, Inc.	257,584	6,684
WellPoint, Inc. (Æ)	65,100	3,044
Zimmer Holdings, Inc. (Æ)	139,500	7,334

		493,977

Materials and Processing - 4.3%
Agnico-Eagle Mines, Ltd.	67,200	3,597
Air Products & Chemicals, Inc.	160,592	12,386
AK Steel Holding Corp.	59,700	947
Ball Corp.	330,374	16,297
Barrick Gold Corp.	271,196	9,744
Celanese Corp. Class A	214,189	5,880
Cytec Industries, Inc.	16,070	533
Dow Chemical Co. (The)	426,100	10,005
Eastman Chemical Co. (Ñ)	18,700	982
Ecolab, Inc.	79,200	3,482

Russell U.S. Core Equity Fund	17

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

EI Du Pont de Nemours & Co.	573,850	18,260
Freeport-McMoRan Copper & Gold, Inc.	634,044	46,513
Masco Corp.	58,500	687
Monsanto Co.	52,300	3,514
Mosaic Co. (The)	86,896	4,061
Newmont Mining Corp.	814,845	35,413
Owens-Illinois, Inc. (Æ)	9,500	303
PPG Industries, Inc.	190,010	10,722
Sherwin-Williams Co. (The)	70,350	4,013
Sonoco Products Co.	59,400	1,589
United States Steel Corp. (Ñ)	68,300	2,356

		191,284

Producer Durables - 7.9%
3M Co.	446,108	32,820
Accenture PLC Class A	566,800	21,017
Boeing Co. (The)	144,615	6,913
Burlington Northern Santa Fe Corp.	71,900	5,415
Caterpillar, Inc. (Ñ)	530,950	29,234
CH Robinson Worldwide, Inc.	82,000	4,519
Corrections Corp. of America (Æ)	166,648	3,989
CSX Corp.	439,500	18,538
Cummins, Inc.	297,850	12,825
Danaher Corp.	156,700	10,692
Delta Air Lines, Inc. (Æ)	748,200	5,342
Dover Corp.	154,330	5,815
Eaton Corp.	59,650	3,606
Emerson Electric Co.	281,587	10,630
Fluor Corp.	157,400	6,992
General Dynamics Corp.	207,959	13,039
General Electric Co.	1,158,870	16,525
Goodrich Corp.	46,600	2,533
Honeywell International, Inc.	559,672	20,087
Illinois Tool Works, Inc.	139,900	6,424
Ingersoll-Rand PLC	35,200	1,112
Lockheed Martin Corp.	322,730	22,201
Manpower, Inc.	64,900	3,077
Navistar International Corp. (Æ)	110,490	3,662
Norfolk Southern Corp.	91,000	4,242
Northrop Grumman Corp.	328,540	16,470
PACCAR, Inc. (Ñ)	173,300	6,483
Parker Hannifin Corp.	73,945	3,916
Quanta Services, Inc. (Æ)	244,100	5,175
Raytheon Co.	219,458	9,937
Republic Services, Inc. Class A	142,588	3,694
SPX Corp.	24,000	1,267
Textron, Inc. (Ñ)	281,350	5,002
Thomas & Betts Corp. (Æ)	29,000	992
Tyco International, Ltd.	118,000	3,959
United Parcel Service, Inc. Class B	154,000	8,267
United Technologies Corp.	285,790	17,562
Verisk Analytics, Inc. (Æ)	4,337	119

		354,092

Technology - 17.9%
American Tower Corp. Class A (Æ)	97,000	3,571
Amphenol Corp. Class A	466,840	18,730

	Principal Amount ($) or Shares	Market Value $
Analog Devices, Inc.	18,800	482
Apple, Inc. (Æ)	454,017	85,582
Applied Materials, Inc.	1,050,782	12,819
ASML Holding NV	256,680	6,915
AU Optronics Corp. - ADR (Ñ)	81,301	718
Avnet, Inc. (Æ)(Ñ)	466,285	11,555
Baidu, Inc. - ADR (Æ)	12,200	4,611
Broadcom Corp. Class A (Æ)	703,856	18,730
Check Point Software Technologies (Æ)(Ñ)	201,100	6,248
Cisco Systems, Inc. (Æ)	2,444,461	55,856
Corning, Inc.	169,400	2,475
Crown Castle International Corp. (Æ)	22,600	683
Dell, Inc. (Æ)	2,778,678	40,263
Electronic Arts, Inc. (Æ)	36,100	658
EMC Corp. (Æ)	308,300	5,078
Google, Inc. Class A (Æ)	153,698	82,401
Hewlett-Packard Co.	1,689,693	80,193
Intel Corp.	2,408,714	46,030
International Business Machines Corp.	468,733	56,534
International Rectifier Corp. (Æ)(Ñ)	761,700	13,924
Juniper Networks, Inc. (Æ)	618,549	15,779
Lam Research Corp. (Æ)(Ñ)	423,510	14,281
Marvell Technology Group, Ltd. (Æ)	732,460	10,049
Maxim Integrated Products, Inc. (Ñ)	536,400	8,942
Micron Technology, Inc. (Æ)(Ñ)	489,600	3,324
Microsoft Corp.	1,294,083	35,885
Motorola, Inc.	349,100	2,992
NetApp, Inc. (Æ)	142,900	3,865
Nokia OYJ - ADR (Ñ)	83,600	1,054
NVIDIA Corp. (Æ)	766,804	9,171
Oracle Corp.	1,129,997	23,843
Palm, Inc. (Æ)(Ñ)	280,000	3,251
PMC - Sierra, Inc. (Æ)	429,800	3,662
QUALCOMM, Inc.	1,007,715	41,729
Research In Motion, Ltd. (Æ)	311,082	18,270
Salesforce.com, Inc. (Æ)	97,900	5,556
Seagate Technology	298,300	4,161
Symantec Corp. (Æ)	464,832	8,172
Teradyne, Inc. (Æ)(Ñ)	70,600	591
Texas Instruments, Inc.	1,153,500	27,050
Tyco Electronics, Ltd.	107,200	2,278
Western Digital Corp. (Æ)	32,700	1,101

		799,062

Utilities - 2.9%
Allegheny Energy, Inc.	833,700	19,025
Alliant Energy Corp.	24,300	645
Ameren Corp.	30,600	745
American Electric Power Co., Inc.	136,167	4,115
AT&T, Inc.	848,644	21,785
BCE, Inc.	385,950	9,255
CMS Energy Corp. (Ñ)	39,700	528
Dominion Resources, Inc.	18,700	638
Duke Energy Corp. (Ñ)	61,300	970
Edison International	21,900	697
NiSource, Inc.	58,000	749
PG&E Corp.	196,080	8,018

18	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Pinnacle West Capital Corp.	24,900	780
Progress Energy, Inc. - CVO (ß)	6,400	—
Public Service Enterprise Group, Inc.	236,680	7,053
RRI Energy, Inc. (Æ)	3,391,100	17,871
Sprint Nextel Corp. (Æ)	805,900	2,385
Verizon Communications, Inc.	262,635	7,771
Vodafone Group PLC - ADR (Ñ)	1,200,910	26,648

		129,678

Total Common Stocks (cost $3,902,221)		4,180,072

Preferred Stocks - 0.0%
Producer Durables - 0.0%
Motors Liquidation Co.	289,160	983

Total Preferred Stocks (cost $4,958)		983

Short-Term Investments - 6.0%
Russell Investment Company Russell Money Market Fund (£)	215,609,290	215,609
State Street Euro Commercial Paper (ç)(ž) 0.010% due 11/02/09	54,300	54,300

Total Short-Term Investments (cost $269,909)		269,909

Other Securities - 5.0%
Russell U.S. Cash Collateral Fund (×)	102,213,736	102,214
State Street Securities Lending Quality Trust (×)	120,152,419	119,482

Total Other Securities (cost $222,366)		221,696

Total Investments - 104.4% (identified cost $4,399,454)		4,672,660

Other Assets and Liabilities, Net - (4.4%)		(198,024)

Net Assets - 100.0%		4,474,636

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund	19

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Mini Index	62	USD	3,502	12/09	(38)
S&P 500 E-Mini Index (CME)	3,660	USD	189,039	12/09	331
S&P 500 Index (CME)	300	USD	77,475	12/09	362
S&P Midcap 400 E-Mini Index (CME)	365	USD	23,995	12/09	(378)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					277

Presentation of Portfolio Holdings — October 31, 2009

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$578,233	$—	$—	$578,233	12.9
Consumer Staples	369,823	—	—	369,823	8.3
Energy	476,130	—	—	476,130	10.6
Financial Services	787,793	—	—	787,793	17.6
Health Care	493,977	—	—	493,977	11.0
Materials and Processing	191,284	—	—	191,284	4.3
Producer Durables	354,092	—	—	354,092	7.9
Technology	799,062	—	—	799,062	17.9
Utilities	129,678	—	—	129,678	2.9
Preferred Stocks	983	—	—	983	—	*
Short-Term Investments	215,609	54,300	—	269,909	6.0
Other Securities	—	221,696	—	221,696	5.0

Total Investments	4,396,664	275,996	—	4,672,660	104.4

Other Assets and Liabilities, Net					(4.4)

					100.0

Other Financial Instruments
Futures Contracts	277	—	—	277	—	*

Total Other Financial Instruments**	$277	$—	$—	$277

*	Less than .05% of net assets.
**	Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

20	Russell U.S. Core Equity Fund

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Russell Investment Company

Russell U.S. Quantitative Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Russell U.S. Quantitative Equity Fund - Class A ‡
	Total Return
1 Year	2.55%
5 Years	(2.21	)%§
10 Years	(1.94	)%§

Russell U.S. Quantitative Equity Fund - Class C ‡‡
	Total Return
1 Year	7.91%
5 Years	(1.24	)%§
10 Years	(1.46	)%§

Russell U.S. Quantitative Equity Fund - Class E
	Total Return
1 Year	8.86%
5 Years	(1.04	)%§
10 Years	(1.36	)%§

Russell U.S. Quantitative Equity Fund - Class I
	Total Return
1 Year	9.12%
5 Years	(0.78	)%§
10 Years	(1.11	)%§

Russell U.S. Quantitative Equity Fund - Class S ‡‡‡
	Total Return
1 Year	8.98%
5 Years	(0.80	)%§
10 Years	(1.12	)%§

Russell U.S. Quantitative Equity Fund - Class Y ‡‡‡‡
	Total Return
1 Year	9.21%
5 Years	(0.73	)%§
10 Years	(1.05	)%§

Russell 1000® Index **
	Total Return
1 Year	11.20%
5 Years	0.71	%§
10 Years	(0.46	)%§

22	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Russell U.S. Quantitative Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Russell U.S. Quantitative Equity Fund Class A, Class C, Class E, Class I, Class S and Class Y gained 8.82%, 7.91%, 8.86%, 9.12%, 8.98% and 9.21%, respectively. This compared to the Russell 1000® Index, which gained 11.20% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2009, the Lipper® Multi-Cap Core Funds Average gained 13.75%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money managers benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund’s money managers use a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities based upon expected ability to outperform the total return of their benchmark. Money managers utilize certain models in their investment process based on research they conduct to identify those models which they believe are predictive of future returns. Examples of those quantitative models that may be used by some or all of the Funds’ money managers include, but are not limited to, dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models, price momentum models, cross stock correlation models and volatility prediction models. Money managers rank the relative attractiveness of securities based on these models, then use quantitative portfolio construction techniques to create a portfolio they believe most likely to outperform their assigned benchmark. In general, they seek stocks with signs of fundamental improvement (earnings revisions, earnings surprises, momentum), attractive valuations (price-to-book, price-to-earnings, and dividend discount model), and quality characteristics (earnings stability, improving balance sheets, positive signals like stock buybacks, insider purchasing). Importantly, they try to find stocks that have all of these characteristics (the “intersection” of these qualities). Each money manager performs this process independently from each other money manager.

For the fiscal year ending October 31, 2009, U.S. equity markets experienced extreme volatility and weakness early in the year before rebounding substantially and ultimately delivering a positive return for the period. However, the Fund underperformed over the period because of short term market moves and extreme aversion to factors that, in the aggregate, quantitative managers do not place emphasis, such as high beta (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) stocks. Sharp market, style and thematic swings were challenging for many quantitative processes. The outperformance of growth relative to value characteristics early in the fiscal year detracted from investment strategies relying heavily on valuation techniques, the basis of most quantitative approaches. This was later followed by the strong value rebound beginning in March 2009 and coincided with some of the worst months for sentiment-investment based approaches (i.e. earnings estimate revisions, earnings surprises) in the history of quantitative investing. This detracted from Fund performance as the Fund’s managers incorporate sentiment as a component of their process and that factor, was punished by these bets.

The fear and panic which had pervaded the market in 2008 and early 2009 dissipated in March as investors increased their risk appetites for stocks with lower quality characteristics. Higher beta stocks and stocks with higher debt to capital ratios outperformed. Consistent with the market’s sharp reversal, stocks with the lowest price momentum were among the best performers during the rally. Stocks with negative earnings estimate revisions and weak sales growth outperformed stocks with stronger fundamental characteristics. Higher quality companies (typically those with more stable earnings growth, less leverage and attractive balance sheets) faced headwinds as investors took on more risk and increased the cyclicality of their portfolios. As a result, the Fund underperformed as it held higher quality stocks and stocks with signs of fundamental improvement, stocks that underperformed those with opposite characteristics.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund struggled in the fiscal year as short term moves in style and themes, followed by the rapid out-performance of lower quality stocks proved to be a substantial headwind to performance. The positioning of the Fund’s managers which focus on higher quality and fundamental component earnings revisions, earnings surprise and momentum in their process

Russell U.S. Quantitative Equity Fund	23

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

contributed to the Fund’s underperformance. Stock selection in the energy and consumer discretionary sectors detracted from performance. The Fund benefited from stock selection in the producer durables and financial services sectors. An underweight to the materials & processing sector detracted from performance and an underweight to the utilities sector contributed positively to performance.

For the fiscal period, of the five Fund managers that were in the Fund for the entire period, one outperformed its respective benchmarks and, four managers underperformed their benchmarks. One of the current managers was not in the Fund for the full period.

Aronson+Johnson+Ortiz L.P. returns detracted from Fund performance for the fiscal year. The manager prefers companies with strong balance sheets and income statements and positive momentum characteristics. Stock selection in the technology and energy sectors detracted most from performance as these quality and fundamental characteristics were largely not rewarded as the equity market rallied from the lows.

Goldman Sachs Asset Management, L.P. underperformed as a result of poor stock selection in the financial services and consumer discretionary sectors. In particular, stock selection in retail, multi-line insurers and large banks were the largest detractors to performance. A moderate overweight to stocks with strong price momentum was a large detractor from performance as the weakest performers in the early part of the fiscal year reversed course to become the best performers later in the fiscal year.

INTECH Investment Management, LLC., underperformed due to poor stock selection in the health care and consumer discretionary sectors. Sector allocations were negative due to an underweight to the technology sector and an overweight to the consumer staples sector. Additionally, an overweight to stocks with strong price momentum was a large detractor from performance during the fiscal year.

Mellon Capital (terminated in August, 2009) underperformed from poor stock selection in the consumer discretionary, technology, and health care sectors. In particular, stock selection in restaurants and cable television services were large detractors to performance.

Jacobs Levy Equity Management, Inc., was the only manager in the Fund that outperformed the benchmark in the fiscal year. Its source of return came from holding stocks with lower book-to-price and higher beta characteristics than the benchmark. Its positioning in high risk stocks was the result of macro-economic signals that are a component of its computer based models. Stock selection in the financial services and consumer staples sectors contributed to its outperformance.

Numeric Investors, LLC. (hired in September, 2009), outperformed from strong stock selection in the consumer discretionary, health care, financial services, and producer durables sectors. Numeric benefited from effectively identifying the tradeoff between those factors that have shown the greatest recent predictive ability and those with long-term predictive ability that have not worked in the short-term.

RIMCo currently employs a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings in the Fund segments assigned to money managers to identify particular stocks that have been selected and are held in overweight positions by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. RIMCo performs this analysis and ranking, and purchases or sells stocks based on this analysis and ranking, on a regular, periodic basis. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. Select holdings performance was below its benchmark, which had a negative impact on the Fund’s performance.

Describe any changes to the Fund’s structure or the money manager line-up.

The Fund terminated Mellon Capital Management (formerly known as Franklin Portfolio Associates, LLC) and hired Numeric Investors, LLC in September 2009.

Money Managers as of October 31, 2009	Styles
Aronson+Johnson+Ortiz, L.P.	Market Oriented
Numeric Investors, LLC	Market Oriented
Goldman Sachs Asset Management, L.P.	Market Oriented
INTECH Investment Management LLC	Market Oriented
Jacobs Levy Equity Management, Inc.	Market Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

24	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

*	Assumes initial investment on November 1, 1999.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares from November 1, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares from November 1, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

‡‡‡‡	The Fund first issued Class Y Shares on March 30, 2000. The returns shown for Class Y Shares prior to March 30, 2000 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Quantitative Equity Fund	25

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,188.70	$1,018.85
Expenses Paid During Period*	$6.95	$6.41

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,184.20	$1,015.07
Expenses Paid During Period*	$11.07	$10.21

*	Expenses are equal to the Fund’s annualized expense ratio of 2.01% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,189.00	$1,019.51
Expenses Paid During Period*	$6.23	$5.75

*	Expenses are equal to the Fund’s annualized expense ratio of 1.13% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

26	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,190.80	$1,020.77
Expenses Paid During Period*	$4.86	$4.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,189.90	$1,020.11
Expenses Paid During Period*	$5.57	$5.14

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,191.50	$1,020.97
Expenses Paid During Period*	$4.64	$4.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.84% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell U.S. Quantitative Equity Fund	27

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 103.8%
Consumer Discretionary - 11.9%
Abercrombie & Fitch Co. Class A	11,200	368
Advance Auto Parts, Inc.	21,500	801
Aeropostale, Inc. (Æ)	62,332	2,339
Amazon.com, Inc. (Æ)(Û)	135,864	16,142
American Eagle Outfitters, Inc.	41,400	724
Apollo Group, Inc. Class A (Æ)(Û)	80,465	4,595
Autoliv, Inc.	78,840	2,647
AutoNation, Inc. (Æ)	6,700	116
AutoZone, Inc. (Æ)	13,200	1,786
Avon Products, Inc.	2,000	64
Bed Bath & Beyond, Inc. (Æ)	20,800	732
Best Buy Co., Inc. (Û)	163,400	6,239
Big Lots, Inc. (Æ)	85,705	2,147
BJ’s Wholesale Club, Inc. (Æ)	122,900	4,305
Bob Evans Farms, Inc.	56,700	1,490
BorgWarner, Inc.	24,500	743
Brightpoint, Inc. (Æ)	4,800	35
Brinker International, Inc.	85,600	1,082
Cablevision Systems Corp. Class A	41,100	944
CarMax, Inc. (Æ)	57,400	1,129
Carnival Corp.	114,769	3,342
Carter’s, Inc. (Æ)	30,600	722
CBS Corp. Class B	40,505	477
Central European Distribution Corp. (Æ)	9,900	308
Chico’s FAS, Inc. (Æ)	69,093	826
Chipotle Mexican Grill, Inc. Class A (Æ)	12,600	1,027
Coach, Inc. (Û)	259,700	8,562
Columbia Sportswear Co.	7,800	297
Comcast Corp. Class A (Û)	1,721,782	24,951
Costco Wholesale Corp. (Û)	137,334	7,807
Cracker Barrel Old Country Store, Inc.	27,582	914
Darden Restaurants, Inc.	218,000	6,608
Dick’s Sporting Goods, Inc. (Æ)	35,100	796
DIRECTV Group, Inc. (The) (Æ)(Û)	399,900	10,517
Discovery Communications, Inc. (Æ)	29,300	704
DISH Network Corp. Class A (Æ)	392,269	6,826
Dollar Tree, Inc. (Æ)	212,106	9,572
DR Horton, Inc.	26,300	288
DreamWorks Animation SKG, Inc. Class A (Æ)	19,000	608
eBay, Inc. (Æ)(Û)	398,763	8,880
Estee Lauder Cos., Inc. (The) Class A	84,200	3,579
Expedia, Inc. (Æ)(Û)	373,500	8,467
Family Dollar Stores, Inc.	109,600	3,102
Fastenal Co.	5,400	186
Federal Mogul Corp. (Æ)	77,693	866
Foot Locker, Inc.	325,116	3,407
Ford Motor Co. (Æ)	125,800	881
Gannett Co., Inc.	11,300	111
Gap, Inc. (The) (Û)	466,602	9,957
Garmin, Ltd. (Û)	298,026	9,018
Gentex Corp.	44,217	708
Genuine Parts Co.	13,100	458
Goodyear Tire & Rubber Co. (The) (Æ)	72,700	936
Group 1 Automotive, Inc.	27,000	686

	Principal Amount ($) or Shares	Market Value $
H&R Block, Inc.	168,800	3,096
Hanesbrands, Inc. (Æ)	12,600	272
Harley-Davidson, Inc.	2,700	67
Harman International Industries, Inc.	166,950	6,279
Hasbro, Inc.	26,500	723
Hertz Global Holdings, Inc. (Æ)	50,400	469
Home Depot, Inc.	120,400	3,021
IAC/InterActiveCorp (Æ)	57,900	1,097
International Game Technology	83,100	1,483
Jarden Corp.	123,500	3,383
JC Penney Co., Inc.	21,300	706
John Wiley & Sons, Inc. Class A	28,191	993
Johnson Controls, Inc.	83,840	2,005
Jones Apparel Group, Inc.	164,900	2,950
KB Home	34,300	486
Kohl’s Corp. (Æ)	74,584	4,268
Lamar Advertising Co. Class A (Æ)	7,000	170
Las Vegas Sands Corp. (Æ)	14,100	213
Leggett & Platt, Inc.	14,303	277
Lennar Corp. Class A	53,700	677
Liberty Global, Inc. Class A (Æ)(Û)	128,900	2,646
Liberty Media Corp. - Capital Series A (Æ)	27,100	561
Liberty Media Corp. - Entertainment Series A (Æ)	45,600	1,405
Liberty Media Corp. - Interactive (Æ)	68,011	771
Limited Brands, Inc.	411,000	7,234
Lowe’s Cos., Inc.	59,900	1,172
Macy’s, Inc.	406,700	7,146
Marriott International, Inc. Class A	65,658	1,645
Mattel, Inc.	60,200	1,140
McDonald’s Corp. (Û)	153,000	8,967
McGraw-Hill Cos., Inc. (The)	474,900	13,668
MDC Holdings, Inc.	8,500	277
MGM Mirage (Æ)	87,700	813
NetFlix, Inc. (Æ)	73,797	3,944
Newell Rubbermaid, Inc.	1,900	28
News Corp. Class A	126,284	1,455
News Corp. Class B	50,864	692
Nike, Inc. Class B	15,200	945
Nordstrom, Inc.	25,792	820
NVR, Inc. (Æ)	300	199
O’Reilly Automotive, Inc. (Æ)	53,900	2,009
Office Depot, Inc. (Æ)	99,500	602
Omnicom Group, Inc. (Û)	228,400	7,830
Panera Bread Co. Class A (Æ)	50,550	3,032
Penn National Gaming, Inc. (Æ)	30,700	772
PetSmart, Inc.	76,451	1,799
PF Chang’s China Bistro, Inc. (Æ)	75,000	2,189
Polo Ralph Lauren Corp. Class A (Û)	115,700	8,610
priceline.com, Inc. (Æ)	1,600	253
Pulte Homes, Inc.	23,465	211
RadioShack Corp.	114,000	1,925
Regal Entertainment Group Class A	35,700	450
Regis Corp.	76,600	1,244
Rent-A-Center, Inc. Class A (Æ)	99,500	1,827
Ross Stores, Inc.	302,050	13,293
Royal Caribbean Cruises, Ltd. (Æ)	21,000	425

28	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Scientific Games Corp. Class A (Æ)	4,200	59
Scripps Networks Interactive, Inc.	94,328	3,562
Sears Holdings Corp. (Æ)	1,300	88
Signet Jewelers, Ltd. (Æ)	6,800	171
Stanley Works (The)	8,600	389
Staples, Inc.	33,200	720
Starbucks Corp. (Æ)	173,893	3,301
Starwood Hotels & Resorts Worldwide, Inc. (ö)	18,800	546
Target Corp.	106,400	5,153
Tech Data Corp. (Æ)	77,213	2,967
Thor Industries, Inc.	8,223	216
Time Warner Cable, Inc. (Û)	224,556	8,857
Time Warner, Inc. (Û)	2,543,354	76,606
TJX Cos., Inc. (Û)	393,955	14,714
Toll Brothers, Inc. (Æ)	14,500	251
TRW Automotive Holdings Corp. (Æ)	33,831	529
Tupperware Brands Corp.	53,938	2,428
United Stationers, Inc. (Æ)	14,200	669
Urban Outfitters, Inc. (Æ)	4,500	141
VF Corp.	39,700	2,820
Viacom, Inc. Class B (Æ)	84,000	2,318
Virgin Media, Inc.	70,700	988
WABCO Holdings, Inc.	24,136	573
Wal-Mart Stores, Inc.	804,166	39,951
Walt Disney Co. (The)	104,936	2,872
Washington Post Co. (The) Class B	1,182	511
Wendy’s/Arby’s Group, Inc.	122,900	485
WESCO International, Inc. (Æ)	86,500	2,211
Western Union Co. (The)	219,600	3,990
Whirlpool Corp.	13,972	1,000
Williams-Sonoma, Inc.	38,900	731
WMS Industries, Inc. (Æ)	17,400	696
Wyndham Worldwide Corp.	21,300	363
Wynn Resorts, Ltd. (Æ)	8,300	450
Yum! Brands, Inc.	28,700	946

		501,728

Consumer Staples - 10.1%
Altria Group, Inc.	81,942	1,484
Andersons, Inc. (The)	2,004	62
Archer-Daniels-Midland Co. (Û)	1,859,166	55,998
Brown-Forman Corp. Class B	7,025	343
Bunge, Ltd.	37,511	2,140
Campbell Soup Co.	238,600	7,576
Casey’s General Stores, Inc.	90,400	2,850
Chiquita Brands International, Inc. (Æ)	24,900	403
Church & Dwight Co., Inc.	62,601	3,561
Clorox Co.	15,100	894
Coca-Cola Co. (The)	345,203	18,403
Coca-Cola Enterprises, Inc. (Û)	393,109	7,497
Colgate-Palmolive Co.	51,130	4,020
ConAgra Foods, Inc. (Û)	904,000	18,984
Constellation Brands, Inc. Class A (Æ)	5,000	79
CVS Caremark Corp.	315,146	11,125
Dean Foods Co. (Æ)	126,700	2,310
Del Monte Foods Co.	50,600	546

	Principal Amount ($) or Shares	Market Value $
Dr Pepper Snapple Group, Inc. (Æ)	7,800	213
Energizer Holdings, Inc. (Æ)	2,500	152
General Mills, Inc.	28,900	1,905
Green Mountain Coffee Roasters, Inc. (Æ)	7,900	526
Hansen Natural Corp. (Æ)	64,911	2,347
Herbalife, Ltd.	20,535	691
Hershey Co. (The)	81,459	3,078
HJ Heinz Co.	27,600	1,111
Hormel Foods Corp.	46,202	1,684
JM Smucker Co. (The)	30,223	1,594
Kellogg Co.	32,100	1,654
Kimberly-Clark Corp. (Û)	990,148	60,557
Kraft Foods, Inc. Class A	82,200	2,262
Kroger Co. (The) (Û)	727,900	16,836
Lorillard, Inc.	128,108	9,957
McCormick & Co., Inc.	4,500	158
NBTY, Inc. (Æ)	15,000	546
Pepsi Bottling Group, Inc.	24,400	914
PepsiAmericas, Inc.	11,100	325
PepsiCo, Inc. (Û)	366,061	22,165
Philip Morris International, Inc.	243,965	11,554
Procter & Gamble Co. (The) (Û)	795,366	46,131
Ralcorp Holdings, Inc. (Æ)	800	43
Reynolds American, Inc. (Û)	366,400	17,763
Safeway, Inc. (Û)	1,277,800	28,533
Sanderson Farms, Inc.	27,800	1,017
Sara Lee Corp.	338,600	3,823
Smithfield Foods, Inc. (Æ)	45,100	602
SUPERVALU, Inc.	57,500	913
Sysco Corp. (Û)	1,319,300	34,895
Tyson Foods, Inc. Class A	763,278	9,556
Walgreen Co.	165,444	6,259
Whole Foods Market, Inc. (Æ)	29,100	933

		428,972

Energy - 11.9%
Alpha Natural Resources, Inc. (Æ)	217,048	7,373
Anadarko Petroleum Corp.	413,800	25,213
Apache Corp. (Û)	135,928	12,794
Arch Coal, Inc.	16,500	357
Atwood Oceanics, Inc. (Æ)	5,200	185
Baker Hughes, Inc.	17,677	744
BJ Services Co.	24,400	468
Cabot Oil & Gas Corp.	29,800	1,146
Cameron International Corp. (Æ)	6,900	255
Chesapeake Energy Corp.	25,000	613
Chevron Corp. (Û)	778,888	59,616
Cimarex Energy Co.	66,669	2,611
Concho Resources, Inc. (Æ)	12,700	484
ConocoPhillips (Û)	1,168,439	58,632
Consol Energy, Inc.	120,200	5,146
Denbury Resources, Inc. (Æ)	29,400	429
Devon Energy Corp.	213,850	13,838
Diamond Offshore Drilling, Inc. (Û)	32,200	3,067
Dresser-Rand Group, Inc. (Æ)	6,800	200
El Paso Corp.	338,500	3,321
Encore Acquisition Co. (Æ)	11,700	434

Russell U.S. Quantitative Equity Fund	29

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

ENSCO International, Inc.	121,400	5,559
EOG Resources, Inc.	9,200	751
EQT Corp.	50,900	2,131
EXCO Resources, Inc.	3,100	48
Exterran Holdings, Inc. (Æ)	49,435	1,010
Exxon Mobil Corp. (Û)	1,879,655	134,715
First Solar, Inc. (Æ)	3,800	463
FMC Technologies, Inc. (Æ)	4,900	258
Frontier Oil Corp.	213,400	2,958
Halliburton Co.	163,279	4,769
Helix Energy Solutions Group, Inc. (Æ)	14,600	200
Hess Corp.	6,800	372
Holly Corp.	64,000	1,857
Marathon Oil Corp. (Û)	574,200	18,357
Mariner Energy, Inc. (Æ)	131,220	1,672
Massey Energy Co.	19,700	573
Murphy Oil Corp. (Û)	515,331	31,507
Nabors Industries, Ltd. (Æ)	227,300	4,735
National Oilwell Varco, Inc. (Æ)(Û)	199,000	8,157
Newfield Exploration Co. (Æ)	18,100	742
Noble Corp.	106,600	4,343
Noble Energy, Inc.	18,400	1,208
Occidental Petroleum Corp.	218,632	16,590
Oceaneering International, Inc. (Æ)	12,600	644
Oil States International, Inc. (Æ)	6,565	226
Patterson-UTI Energy, Inc.	153,191	2,387
Peabody Energy Corp.	16,800	665
Petrohawk Energy Corp. (Æ)	26,100	614
Pioneer Natural Resources Co.	8,300	341
Plains Exploration & Production Co. (Æ)	89,300	2,366
Pride International, Inc. (Æ)	8,200	242
Quicksilver Resources, Inc. (Æ)	43,500	531
Range Resources Corp.	16,100	806
Rowan Cos., Inc.	255,780	5,947
SandRidge Energy, Inc. (Æ)	33,800	346
Schlumberger, Ltd.	115,579	7,189
SEACOR Holdings, Inc. (Æ)	6,000	488
Seahawk Drilling, Inc. (Æ)	1,013	27
Southwestern Energy Co. (Æ)	112,100	4,885
Spectra Energy Corp.	10,100	193
St. Mary Land & Exploration Co.	3,800	130
Sunoco, Inc.	5,500	169
Tesoro Corp.	285,938	4,043
Unit Corp. (Æ)	50,840	1,987
Valero Energy Corp. (Û)	489,434	8,859
Walter Energy, Inc. Class A	105,300	6,160
Whiting Petroleum Corp. (Æ)	4,700	265
Williams Cos., Inc. (The)	15,900	300
XTO Energy, Inc. (Û)	298,317	12,398

		502,109

Financial Services - 17.0%
ACE, Ltd.	12,365	635
Affiliated Managers Group, Inc. (Æ)	12,300	781
Aflac, Inc. (Û)	233,300	9,680
Alliance Data Systems Corp. (Æ)	11,000	605
Allied World Assurance Co. Holdings, Ltd.	25,100	1,123

	Principal Amount ($) or Shares	Market Value $
Allstate Corp. (The) (Û)	507,400	15,004
AMB Property Corp. (ö)	7,300	160
American Express Co.	44,900	1,564
American Financial Group, Inc.	87,800	2,160
American International Group, Inc. (Æ)	19,000	639
AmeriCredit Corp. (Æ)	151,423	2,673
Ameriprise Financial, Inc.	43,661	1,514
Annaly Capital Management, Inc. (ö)	50,800	859
Arch Capital Group, Ltd. (Æ)	72,900	4,911
Aspen Insurance Holdings, Ltd.	169,100	4,363
Associated Banc-Corp.	55,800	715
Assurant, Inc.	22,426	671
AvalonBay Communities, Inc. (ö)	48,446	3,332
Axis Capital Holdings, Ltd.	144,500	4,175
Bancorpsouth, Inc.	26,900	607
Bank of America Corp.	1,320,469	19,252
Bank of Hawaii Corp.	1,700	75
Bank of New York Mellon Corp. (The) (Û)	594,090	15,838
BB&T Corp.	152,945	3,657
BlackRock, Inc. Class A (Û)	9,538	2,065
Boston Properties, Inc. (ö)	3,400	207
Broadridge Financial Solutions, Inc.	71,300	1,484
Brown & Brown, Inc.	23,600	434
Camden Property Trust (ö)	75,100	2,722
Capital One Financial Corp. (Û)	248,604	9,099
CapitalSource, Inc.	34,700	124
Cash America International, Inc.	49,565	1,500
CB Richard Ellis Group, Inc. Class A (Æ)	63,300	655
Charles Schwab Corp. (The) (Û)	422,804	7,331
Chubb Corp. (Û)	839,771	40,746
Cincinnati Financial Corp.	52,600	1,334
Citigroup, Inc.	1,280,489	5,237
City National Corp.	12,100	456
CME Group, Inc. Class A (Û)	21,900	6,627
CNA Financial Corp. (Æ)	159,500	3,472
Comerica, Inc.	204,100	5,664
Commerce Bancshares, Inc.	9,905	380
Cullen/Frost Bankers, Inc.	38,900	1,820
Digital Realty Trust, Inc. (ö)	195,500	8,823
Discover Financial Services	650,901	9,204
Duke Realty Corp. (ö)	101,670	1,143
Dun & Bradstreet Corp.	6,100	467
Eaton Vance Corp.	93,219	2,646
Endurance Specialty Holdings, Ltd.	131,497	4,733
Equifax, Inc.	106,400	2,913
Equity Residential (ö)	14,801	427
Erie Indemnity Co. Class A	4,000	141
Everest Re Group, Ltd.	46,136	4,036
Factset Research Systems, Inc.	8,700	557
Federal Realty Investment Trust (ö)	2,500	148
Federated Investors, Inc. Class B	90,049	2,364
Fidelity National Financial, Inc. Class A	15,800	214
Fidelity National Information Services, Inc.	93,500	2,035
Fifth Third Bancorp	548,090	4,900
First American Corp.	4,900	149
First Horizon National Corp. (Æ)	35,665	422
Fiserv, Inc. (Æ)	27,100	1,243

30	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Franklin Resources, Inc. (Û)	97,600	10,212
Genworth Financial, Inc. Class A (Æ)	552,500	5,868
Global Payments, Inc.	59,470	2,928
Goldman Sachs Group, Inc. (The) (Û)	232,100	39,496
Greenhill & Co., Inc.	7,800	673
Hartford Financial Services Group, Inc.	35,500	870
HCC Insurance Holdings, Inc.	52,500	1,385
HCP, Inc. (ö)	26,500	784
Health Care REIT, Inc. (ö)	57,132	2,535
Hospitality Properties Trust (ö)	94,805	1,831
Host Hotels & Resorts, Inc. (ö)	59,600	603
HRPT Properties Trust (ö)	81,900	576
Hudson City Bancorp, Inc. (Û)	2,045,345	26,876
Huntington Bancshares, Inc.	244,800	933
Iberiabank Corp.	22,915	992
IntercontinentalExchange, Inc. (Æ)	9,600	962
Invesco, Ltd.	36,100	764
Investment Technology Group, Inc. (Æ)	112,273	2,422
Jefferies Group, Inc. (Æ)	37,200	971
Jones Lang LaSalle, Inc.	16,600	778
JPMorgan Chase & Co. (Û)	1,440,370	60,164
Keycorp	132,800	716
Lazard, Ltd. Class A	21,300	804
Legg Mason, Inc.	10,800	314
Lender Processing Services, Inc.	4,600	183
Liberty Property Trust (ö)	18,600	546
Lincoln National Corp.	48,092	1,146
Loews Corp.	70,900	2,347
M&T Bank Corp.	6,600	415
Mack-Cali Realty Corp. (ö)	2,500	77
Markel Corp. (Æ)	500	161
Marsh & McLennan Cos., Inc.	7,500	176
Marshall & Ilsley Corp.	139,800	744
Mastercard, Inc. Class A	5,800	1,270
MBIA, Inc. (Æ)	70,388	286
MetLife, Inc. (Û)	198,876	6,768
Moody’s Corp. (Û)	345,526	8,182
Morgan Stanley	48,400	1,555
MSCI, Inc. Class A (Æ)	5,200	158
NASDAQ OMX Group, Inc. (The) (Æ)	162,400	2,933
Nationwide Health Properties, Inc. (ö)	15,094	487
Northern Trust Corp.	153,841	7,731
NYSE Euronext (Û)	568,082	14,685
Old Republic International Corp.	266,634	2,848
PartnerRe, Ltd. - ADR	117,854	9,013
People’s United Financial, Inc.	157,900	2,531
PNC Financial Services Group, Inc.	43,600	2,134
Principal Financial Group, Inc.	34,400	861
Progressive Corp. (The) (Æ)(Û)	392,900	6,286
Protective Life Corp.	48,087	926
Prudential Financial, Inc. (Û)	430,744	19,483
Public Storage (ö)(Û)	479,761	35,310
Raymond James Financial, Inc.	16,700	394
Rayonier, Inc. (ö)	45,226	1,745
Realty Income Corp. (ö)	1,400	32
Regions Financial Corp.	49,200	238
RenaissanceRe Holdings, Ltd.	57,500	3,019

	Principal Amount ($) or Shares	Market Value $
SEI Investments Co.	103,928	1,816
Senior Housing Properties Trust (ö)	27,200	524
Simon Property Group, Inc. (ö)	41,276	2,802
SL Green Realty Corp. (ö)	9,900	384
SLM Corp. (Æ)	63,000	611
St. Joe Co. (The) (Æ)	5,200	124
StanCorp Financial Group, Inc.	33,593	1,233
State Street Corp.	54,300	2,280
SunTrust Banks, Inc.	16,800	321
T Rowe Price Group, Inc. (Û)	277,139	13,505
TCF Financial Corp.	57,100	675
TD Ameritrade Holding Corp. (Æ)(Û)	412,300	7,957
Torchmark Corp.	29,671	1,205
Total System Services, Inc.	80,200	1,281
Transatlantic Holdings, Inc.	126,700	6,398
Travelers Cos., Inc. (The) (Û)	966,562	48,125
Unitrin, Inc.	45,083	884
Unum Group	2,031,939	40,537
US Bancorp	167,593	3,891
Validus Holdings, Ltd.	52,448	1,327
Valley National Bancorp	8,895	118
Ventas, Inc. (ö)	4,400	177
Visa, Inc.	129,800	9,834
Waddell & Reed Financial, Inc. Class A	35,500	996
Wells Fargo & Co. (Û)	1,413,310	38,894
WR Berkley Corp.	40,900	1,011
XL Capital, Ltd. Class A	55,000	903
Zions Bancorporation	70,300	995

		720,850

Health Care - 14.6%
Abbott Laboratories	82,200	4,157
Aetna, Inc. (Û)	472,700	12,304
Affymetrix, Inc. (Æ)	99,500	520
Allergan, Inc.	17,200	968
Allscripts-Misys Healthcare Solutions, Inc. (Æ)	9,900	193
AMERIGROUP Corp. Class A (Æ)	99,800	2,201
AmerisourceBergen Corp. Class A (Û)	1,523,886	33,754
Amgen, Inc. (Æ)(Û)	686,291	36,874
Amylin Pharmaceuticals, Inc. (Æ)	15,300	169
Baxter International, Inc.	29,000	1,568
Beckman Coulter, Inc.	76,608	4,928
Becton Dickinson and Co. (Û)	102,800	7,027
Biogen Idec, Inc. (Æ)(Û)	418,600	17,636
Boston Scientific Corp. (Æ)(Û)	1,146,373	9,309
Bristol-Myers Squibb Co. (Û)	365,200	7,961
Cardinal Health, Inc. (Û)	754,208	21,374
CareFusion Corp. (Æ)	128,473	2,874
Celgene Corp. (Æ)	26,254	1,340
Centene Corp. (Æ)	71,900	1,282
Cephalon, Inc. (Æ)	55,128	3,009
Cerner Corp. (Æ)	8,500	646
Cigna Corp.	211,400	5,885
Community Health Systems, Inc. (Æ)	7,500	235
Cooper Cos., Inc. (The)	5,100	143
Coventry Health Care, Inc. (Æ)	413,101	8,192

Russell U.S. Quantitative Equity Fund	31

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Covidien PLC	529,649	22,309
DaVita, Inc. (Æ)	5,900	313
Dendreon Corp. (Æ)	29,100	735
Edwards Lifesciences Corp. (Æ)	19,600	1,508
Eli Lilly & Co. (Û)	1,784,220	60,681
Emergency Medical Services Corp. Class A (Æ)	15,400	740
Express Scripts, Inc. Class A (Æ)	6,100	488
Forest Laboratories, Inc. (Æ)(Û)	1,835,714	50,794
Gen-Probe, Inc. (Æ)	2,900	121
Genzyme Corp. (Æ)	19,039	963
Gilead Sciences, Inc. (Æ)(Û)	412,491	17,551
Health Management Associates, Inc. Class A (Æ)	30,000	183
Health Net, Inc. (Æ)	266,400	3,972
Healthspring, Inc. (Æ)	54,400	780
Hill-Rom Holdings, Inc.	35,433	694
Hologic, Inc. (Æ)	35,100	519
Hospira, Inc. (Æ)	3,700	165
Humana, Inc. (Æ)	789,900	29,684
Idexx Laboratories, Inc. (Æ)	5,754	294
IMS Health, Inc.	10,800	177
Inverness Medical Innovations, Inc. (Æ)	14,800	563
Isis Pharmaceuticals, Inc. (Æ)	58,129	736
Johnson & Johnson (Û)	839,828	49,592
Kindred Healthcare, Inc. (Æ)	16,200	238
Kinetic Concepts, Inc. (Æ)	61,700	2,048
King Pharmaceuticals, Inc. (Æ)	625,090	6,332
Laboratory Corp. of America Holdings (Æ)	1,200	83
Life Technologies Corp. (Æ)	3,300	156
LifePoint Hospitals, Inc. (Æ)	9,700	275
Magellan Health Services, Inc. (Æ)	61,033	1,961
McKesson Corp. (Û)	335,628	19,711
Medco Health Solutions, Inc. (Æ)	95,812	5,377
Mednax, Inc. (Æ)	5,900	306
Medtronic, Inc.	509,452	18,187
Merck & Co., Inc. (Æ)	200,873	6,213
Mylan, Inc. (Æ)	86,700	1,408
Omnicare, Inc.	7,300	158
Owens & Minor, Inc.	27,159	1,111
Par Pharmaceutical Cos., Inc. (Æ)	78,605	1,648
PDL BioPharma, Inc.	194,928	1,639
Pfizer, Inc.	3,219,300	54,825
Quest Diagnostics, Inc.	46,300	2,590
ResMed, Inc. (Æ)	10,400	512
Schering-Plough Corp.	244,841	6,905
St. Jude Medical, Inc. (Æ)(Û)	180,300	6,145
Stryker Corp.	24,780	1,140
Talecris Biotherapeutics Holdings Corp. (Æ)	14,000	281
Teleflex, Inc.	1,700	85
Tenet Healthcare Corp. (Æ)	26,100	134
Thermo Fisher Scientific, Inc. (Æ)	26,094	1,174
UnitedHealth Group, Inc. (Û)	791,705	20,545
Universal American Corp. (Æ)	40,492	405
Universal Health Services, Inc. Class B	54,400	3,027
Vertex Pharmaceuticals, Inc. (Æ)	1,400	47

	Principal Amount ($) or Shares	Market Value $
Watson Pharmaceuticals, Inc. Class B (Æ)	25,375	873
WebMD Health Corp. Class A (Æ)	12,043	410
WellPoint, Inc. (Æ)(Û)	403,107	18,849
Zimmer Holdings, Inc. (Æ)	115,700	6,082

		618,991

Materials and Processing - 2.8%
Air Products & Chemicals, Inc.	10,300	794
AK Steel Holding Corp.	5,200	83
Albemarle Corp.	27,700	875
Alcoa, Inc.	254,990	3,167
Allegheny Technologies, Inc.	24,400	753
Armstrong World Industries, Inc. (Æ)	25,694	957
Ashland, Inc.	79,500	2,746
Ball Corp.	55,696	2,747
Beacon Roofing Supply, Inc. (Æ)	70,300	1,009
Bemis Co., Inc.	30,900	798
Celanese Corp. Class A	10,800	296
CF Industries Holdings, Inc.	17,938	1,493
Cliffs Natural Resources, Inc.	5,100	181
Commercial Metals Co.	70,754	1,050
Crown Holdings, Inc. (Æ)	55,000	1,466
Cytec Industries, Inc.	33,600	1,114
Eagle Materials, Inc.	15,800	393
Eastman Chemical Co.	32,493	1,706
Ecolab, Inc. (Û)	176,400	7,755
EI Du Pont de Nemours & Co.	123,074	3,916
FMC Corp.	5,500	281
Freeport-McMoRan Copper & Gold, Inc. Class B (Æ)	43,933	3,223
General Cable Corp. (Æ)	58,600	1,825
Greif, Inc. Class A	11,900	637
Huntsman Corp.	520,702	4,140
International Flavors & Fragrances, Inc.	49,510	1,886
International Paper Co.	217,465	4,852
Intrepid Potash, Inc. (Æ)	6,900	178
Lennox International, Inc.	47,972	1,615
Lubrizol Corp.	242,435	16,136
Masco Corp.	11,800	139
MeadWestvaco Corp.	6,900	158
Monsanto Co.	91,560	6,151
Mosaic Co. (The)	2,600	121
NewMarket Corp.	8,300	776
Newmont Mining Corp.	37,546	1,632
Nucor Corp.	112,200	4,471
Owens-Illinois, Inc. (Æ)	166,100	5,295
Packaging Corp. of America	89,420	1,635
Pactiv Corp. (Æ)	4,700	109
PPG Industries, Inc.	20,014	1,129
Praxair, Inc.	16,200	1,287
Precision Castparts Corp.	7,700	736
Reliance Steel & Aluminum Co.	124,414	4,539
Rock-Tenn Co. Class A	27,720	1,214
RPM International, Inc.	10,300	181
Schnitzer Steel Industries, Inc. Class A	53,284	2,304
Scotts Miracle-Gro Co. (The) Class A	7,700	313
Sealed Air Corp.	28,000	538

32	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Sherwin-Williams Co. (The)	23,300	1,329
Sigma-Aldrich Corp.	2,000	104
Silgan Holdings, Inc.	40,350	2,169
Sonoco Products Co.	13,000	348
Southern Copper Corp. (Û)	275,500	8,678
Steel Dynamics, Inc.	156,500	2,096
Temple-Inland, Inc.	33,800	522
United States Steel Corp.	43,800	1,511
Universal Forest Products, Inc.	34,507	1,231
Valspar Corp.	23,700	601
Weyerhaeuser Co.	4,500	164

		119,553

Producer Durables - 11.8%
3M Co. (Û)	251,671	18,515
Accenture PLC Class A	649,905	24,098
Aecom Technology Corp. (Æ)	50,400	1,272
AGCO Corp. (Æ)	141,296	3,972
Alaska Air Group, Inc. (Æ)	65,600	1,687
AO Smith Corp.	39,725	1,574
Arkansas Best Corp.	33,300	860
Automatic Data Processing, Inc.	66,100	2,631
BE Aerospace, Inc. (Æ)	25,800	457
Boeing Co. (The) (Û)	205,200	9,809
Brink’s Co. (The)	14,900	354
Brink’s Home Security Holdings, Inc. (Æ)	20,300	629
Bucyrus International, Inc. Class A	53,800	2,390
Burlington Northern Santa Fe Corp.	22,700	1,710
Carlisle Cos., Inc.	28,832	895
Caterpillar, Inc.	6,500	358
CH Robinson Worldwide, Inc.	73,000	4,023
Cintas Corp.	20,100	557
Con-way, Inc.	55,098	1,818
Continental Airlines, Inc. Class B (Æ)	5,600	64
Convergys Corp. (Æ)	179,200	1,944
Cooper Industries PLC	87,300	3,378
Copa Holdings SA Class A	8,700	367
Crane Co.	58,000	1,615
CSX Corp.	9,200	388
Cubic Corp.	7,800	271
Cummins, Inc. (Û)	156,527	6,740
Danaher Corp.	200	14
Deere & Co. (Û)	194,567	8,863
Deluxe Corp.	46,200	657
Dover Corp. (Û)	219,200	8,259
DynCorp International, Inc. Class A (Æ)	32,000	544
Eaton Corp.	99,150	5,994
EMCOR Group, Inc. (Æ)	164,100	3,876
Emerson Electric Co.	81,337	3,070
Expeditors International of Washington, Inc.	18,404	593
FedEx Corp. (Û)	188,119	13,674
Flowserve Corp.	6,300	619
Fluor Corp.	155,800	6,921
General Dynamics Corp.	75,000	4,702
General Electric Co.	1,214,058	17,312
Goodrich Corp. (Û)	172,500	9,375

	Principal Amount ($) or Shares	Market Value $
Harsco Corp.	14,200	447
Hewitt Associates, Inc. Class A (Æ)	97,100	3,449
Honeywell International, Inc.	84,929	3,048
Hubbell, Inc. Class B	6,000	255
IDEX Corp.	3,700	105
Illinois Tool Works, Inc.	150,185	6,896
Ingersoll-Rand PLC	20,159	637
Iron Mountain, Inc. (Æ)	43,400	1,060
ITT Corp.	112,182	5,688
Jacobs Engineering Group, Inc. (Æ)	16,354	692
JB Hunt Transport Services, Inc.	4,500	135
Joy Global, Inc.	53,400	2,692
KBR, Inc.	323,400	6,620
Kirby Corp. (Æ)	5,100	172
L-3 Communications Holdings, Inc. (Û)	189,389	13,691
Landstar System, Inc.	9,297	328
Lexmark International, Inc. Class A (Æ)	281,988	7,191
Lockheed Martin Corp. (Û)	195,184	13,427
Manpower, Inc.	209,111	9,914
McDermott International, Inc. (Æ)	19,900	442
Monster Worldwide, Inc. (Æ)	35,300	513
Navistar International Corp. (Æ)	33,882	1,123
Norfolk Southern Corp.	3,100	145
Northrop Grumman Corp. (Û)	1,123,878	56,340
Oshkosh Corp.	8,000	250
PACCAR, Inc.	3,800	142
Parker Hannifin Corp.	4,600	244
Paychex, Inc.	20,600	585
Pitney Bowes, Inc.	4,600	113
Quanta Services, Inc. (Æ)	39,500	837
Raytheon Co. (Û)	1,030,164	46,646
Republic Services, Inc. Class A	3,200	83
Robert Half International, Inc.	46,636	1,082
Rockwell Automation, Inc.	82,303	3,370
Rockwell Collins, Inc.	23,800	1,199
Roper Industries, Inc.	3,300	167
RR Donnelley & Sons Co.	26,997	542
Shaw Group, Inc. (The) (Æ)	13,300	341
Skywest, Inc.	98,700	1,379
Spirit Aerosystems Holdings, Inc. Class A (Æ)	28,900	460
SPX Corp.	38,900	2,053
SYKES Enterprises, Inc. (Æ)	7,200	171
TeleTech Holdings, Inc. (Æ)	47,600	852
Terex Corp. (Æ)	21,700	439
Textron, Inc.	14,900	265
Thomas & Betts Corp. (Æ)	14,000	479
Tidewater, Inc.	56,900	2,371
Toro Co.	48,685	1,802
TransDigm Group, Inc.	12,000	470
Trinity Industries, Inc.	98,800	1,668
TrueBlue, Inc. (Æ)	22,600	273
Tutor Perini Corp. (Æ)	93,500	1,650
Tyco International, Ltd. (Û)	1,021,649	34,276
Union Pacific Corp. (Û)	225,500	12,434
United Parcel Service, Inc. Class B	233,606	12,540
United Technologies Corp. (Û)	666,694	40,968

Russell U.S. Quantitative Equity Fund	33

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

URS Corp. (Æ)	98,575	3,831
UTi Worldwide, Inc.	118,600	1,479
Verisk Analytics, Inc. (Æ)	5,000	137
Waste Management, Inc.	66,400	1,984
Watson Wyatt Worldwide, Inc. Class A	13,200	575
Werner Enterprises, Inc.	45,200	848
World Fuel Services Corp.	7,900	402
WW Grainger, Inc.	24,800	2,325
Xerox Corp.	616,700	4,638
Zebra Technologies Corp. Class A (Æ)	14,400	360

		498,589

Technology - 16.9%
ADC Telecommunications, Inc. (Æ)	27,596	179
Adobe Systems, Inc. (Æ)(Û)	161,348	5,315
Advanced Micro Devices, Inc. (Æ)	70,200	323
Affiliated Computer Services, Inc. Class A (Æ)	80,400	4,188
Akamai Technologies, Inc. (Æ)	17,200	378
Altera Corp.	43,400	859
Amdocs, Ltd. (Æ)	175,300	4,418
Analog Devices, Inc.	18,600	477
Apple, Inc. (Æ)	27,200	5,127
Arris Group, Inc. (Æ)	87,900	902
Arrow Electronics, Inc. (Æ)	172,257	4,365
Avnet, Inc. (Æ)	332,591	8,242
Benchmark Electronics, Inc. (Æ)	62,208	1,045
BMC Software, Inc. (Æ)	60,600	2,252
Broadcom Corp. Class A (Æ)	54,400	1,448
Brocade Communications Systems, Inc. (Æ)	22,100	190
CA, Inc.	7,600	159
CACI International, Inc. Class A (Æ)	18,900	900
Cadence Design Systems, Inc. (Æ)	79,300	485
Ciena Corp. (Æ)	14,900	175
Cisco Systems, Inc. (Æ)(Û)	1,136,099	25,960
Citrix Systems, Inc. (Æ)	8,200	301
Cognizant Technology Solutions Corp. Class A (Æ)	35,600	1,376
CommScope, Inc. (Æ)	7,100	192
Computer Sciences Corp. (Æ)(Û)	646,304	32,774
Corning, Inc.	929,100	13,574
Cree, Inc. (Æ)	10,900	459
Crown Castle International Corp. (Æ)	15,700	474
Cypress Semiconductor Corp. (Æ)	73,300	618
Dell, Inc. (Æ)(Û)	1,375,034	19,924
Dolby Laboratories, Inc. Class A (Æ)	12,000	503
Earthlink, Inc.	274,485	2,223
EchoStar Corp. (Æ)	41,805	759
Electronic Arts, Inc. (Æ)	374,372	6,829
EMC Corp. (Æ)	184,250	3,035
Equinix, Inc. (Æ)	5,300	452
F5 Networks, Inc. (Æ)	16,200	727
Flextronics International, Ltd. (Æ)	117,293	760
Google, Inc. Class A (Æ)(Û)	53,962	28,930
Harris Corp.	447,800	18,682
Hewlett-Packard Co. (Û)	477,013	22,639
Ingram Micro, Inc. Class A (Æ)	480,479	8,480

	Principal Amount ($) or Shares	Market Value $
Integrated Device Technology, Inc. (Æ)	113,320	666
Intel Corp. (Û)	2,759,801	52,740
International Business Machines Corp. (Û)	665,343	80,247
Intersil Corp. Class A	11,500	144
Intuit, Inc. (Æ)	35,000	1,017
Jabil Circuit, Inc.	482,100	6,450
JDS Uniphase Corp. (Æ)	669,302	3,741
Juniper Networks, Inc. (Æ)(Û)	178,700	4,559
KLA-Tencor Corp.	21,500	699
Lam Research Corp. (Æ)	11,800	398
Linear Technology Corp.	38,200	989
LSI Corp. (Æ)	88,803	455
Mantech International Corp. Class A (Æ)	36,300	1,592
Marvell Technology Group, Ltd. (Æ)	64,300	882
Maxim Integrated Products, Inc. (Û)	170,600	2,844
McAfee, Inc. (Æ)	10,300	431
MEMC Electronic Materials, Inc. (Æ)	34,300	426
Microchip Technology, Inc.	11,800	283
Micron Technology, Inc. (Æ)	63,000	428
Micros Systems, Inc. (Æ)	37,500	1,010
Microsoft Corp. (Û)	2,635,172	73,073
Molex, Inc.	172,867	3,227
Motorola, Inc. (Û)	1,254,205	10,749
National Semiconductor Corp.	8,600	111
NCR Corp. (Æ)	153,600	1,559
NetApp, Inc. (Æ)	41,300	1,117
NeuStar, Inc. Class A (Æ)	24,773	572
Novell, Inc. (Æ)	510,163	2,087
Novellus Systems, Inc. (Æ)	39,100	805
Nuance Communications, Inc. (Æ)	11,900	156
NVIDIA Corp. (Æ)	68,400	818
Omnivision Technologies, Inc. (Æ)	92,300	1,132
ON Semiconductor Corp. (Æ)	10,200	68
Oracle Corp. (Û)	1,336,982	28,210
Plantronics, Inc.	42,300	1,020
Plexus Corp. (Æ)	56,200	1,422
QLogic Corp. (Æ)	30,747	539
QUALCOMM, Inc. (Û)	269,744	11,170
Rambus, Inc. (Æ)	13,600	218
Red Hat, Inc. (Æ)	14,700	379
RF Micro Devices, Inc. (Æ)	297,200	1,183
Rovi Corp. (Æ)	19,053	525
SAIC, Inc. (Æ)	299,000	5,295
Salesforce.com, Inc. (Æ)	6,500	369
SanDisk Corp. (Æ)	303,106	6,208
SBA Communications Corp. Class A (Æ)	14,900	420
Seagate Technology (Û)	2,777,870	38,751
Silicon Laboratories, Inc. (Æ)	29,900	1,253
Sun Microsystems, Inc. (Æ)	410,394	3,357
Sybase, Inc. (Æ)	27,600	1,092
Symantec Corp. (Æ)(Û)	1,768,812	31,096
SYNNEX Corp. (Æ)	45,200	1,163
Synopsys, Inc. (Æ)	322,246	7,089
Tellabs, Inc. (Æ)	917,959	5,526
Teradata Corp. (Æ)	47,056	1,312
Teradyne, Inc. (Æ)	63,400	531
Texas Instruments, Inc. (Û)	879,024	20,613

34	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Trimble Navigation, Ltd. (Æ)	8,100	170
Tyco Electronics, Ltd.	52,945	1,125
United Online, Inc.	82,112	657
Varian Semiconductor Equipment Associates, Inc. (Æ)	6,100	173
VeriSign, Inc. (Æ)	110,702	2,525
Vishay Intertechnology, Inc. (Æ)	78,922	492
VMware, Inc. Class A (Æ)	11,200	430
Western Digital Corp. (Æ)(Û)	1,526,236	51,404
Xilinx, Inc.	39,500	859
Yahoo!, Inc. (Æ)	199,017	3,164

		716,313

Utilities - 6.8%
AES Corp. (The) (Æ)	451,100	5,896
AGL Resources, Inc.	31,600	1,105
Alliant Energy Corp.	1,000	27
Ameren Corp.	608,900	14,821
American Electric Power Co., Inc. (Û)	259,000	7,827
American Water Works Co., Inc.	291,412	5,528
Aqua America, Inc.	26,800	414
AT&T, Inc. (Û)	2,487,776	63,861
Atmos Energy Corp.	58,100	1,618
Calpine Corp. (Æ)	74,800	841
CenturyTel, Inc.	569,755	18,494
CMS Energy Corp.	118,700	1,579
Consolidated Edison, Inc.	61,000	2,481
Constellation Energy Group, Inc.	315,546	9,757
Dominion Resources, Inc.	103,338	3,523
DPL, Inc.	44,500	1,128
DTE Energy Co. (Û)	127,400	4,711
Duke Energy Corp.	412,312	6,523
Dynegy, Inc. Class A (Æ)	9,284	19
Edison International (Û)	659,200	20,976
Energen Corp.	30,200	1,325
Entergy Corp. (Û)	26,900	2,064
Exelon Corp.	119,890	5,630
FirstEnergy Corp.	5,100	221
FPL Group, Inc. (Û)	217,718	10,690
Frontier Communications Corp.	3,700	26
Integrys Energy Group, Inc.	32,028	1,108
ITC Holdings Corp.	6,500	289
Laclede Group, Inc. (The)	33,700	1,035
Leap Wireless International, Inc. (Æ)	7,400	98
MDU Resources Group, Inc.	61,451	1,275
MetroPCS Communications, Inc. (Æ)	50,400	314
Mirant Corp. (Æ)	185,357	2,591
National Fuel Gas Co.	3,100	140
NII Holdings, Inc. (Æ)	30,300	816
NiSource, Inc.	16,233	210
Northeast Utilities	48,800	1,125
NRG Energy, Inc. (Æ)(Û)	193,100	4,439
NSTAR	37,800	1,170
NV Energy, Inc.	236,500	2,710
OGE Energy Corp.	17,600	585
Oneok, Inc.	1,800	65
PG&E Corp.	51,000	2,085

	Principal Amount ($) or Shares	Market Value $
Pinnacle West Capital Corp.	147,600	4,623
PPL Corp.	34,500	1,016
Progress Energy, Inc.	27,600	1,036
Public Service Enterprise Group, Inc. (Û)	300,300	8,949
Questar Corp.	15,800	629
Qwest Communications International, Inc.	1,127,100	4,046
SCANA Corp.	23,200	785
Sempra Energy (Û)	216,200	11,123
Southern Co.	18,400	574
Southern Union Co.	8,600	168
Sprint Nextel Corp. (Æ)	654,021	1,936
TECO Energy, Inc.	21,800	313
Time Warner Telecom, Inc. Class A (Æ)	12,900	162
UGI Corp.	133,300	3,183
Vectren Corp.	1,300	29
Verizon Communications, Inc. (Û)	1,197,383	35,431
Westar Energy, Inc.	32,800	628
Windstream Corp.	2,500	24
Wisconsin Energy Corp.	23,000	1,004
Xcel Energy, Inc.	113,200	2,135

		288,934

Total Common Stocks (cost $4,318,509)		4,396,039

Short-Term Investments - 4.4%
Russell Investment Company Russell Money Market Fund	133,836,904	133,837
State Street Euro Commercial Paper (ç)(ž) 0.010% due 11/02/09	53,800	53,800

Total Short-Term Investments (cost $187,637)		187,637

Total Investments - 108.2% (identified cost $4,506,146)		4,583,676

Securities Sold Short - (8.7%)
Consumer Discretionary - (2.1%)
BorgWarner, Inc.	(86,100)	(2,611)
Cablevision Systems Corp. Class A	(130,600)	(2,999)
Capella Education Co. (Æ)	(29,868)	(2,058)
Clear Channel Outdoor Holdings, Inc. Class A (Æ)	(139,700)	(953)
Coinstar, Inc. (Æ)	(3,900)	(124)
CTC Media, Inc. (Æ)	(32,082)	(516)
Deckers Outdoor Corp. (Æ)	(12,400)	(1,112)
Federal Mogul Corp. (Æ)	(10,000)	(112)
Gannett Co., Inc.	(70,900)	(696)
Gentex Corp.	(222,300)	(3,559)
Harley-Davidson, Inc.	(213,700)	(5,325)
Lamar Advertising Co. Class A (Æ)	(74,500)	(1,810)
Las Vegas Sands Corp. (Æ)	(392,700)	(5,926)
Liberty Media Corp. - Capital Series A (Æ)	(321,832)	(6,659)
Liberty Media Corp. - Entertainment Series A (Æ)	(125,400)	(3,865)
Liberty Media Corp. - Interactive (Æ)	(365,121)	(4,140)

Russell U.S. Quantitative Equity Fund	35

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Marriott International, Inc. Class A	(342,109)	(8,573)
O’Reilly Automotive, Inc. (Æ)	(138,500)	(5,163)
Pulte Homes, Inc.	(186,700)	(1,682)
Sally Beauty Holdings, Inc. (Æ)	(291,825)	(1,970)
Service Corp. International	(451,500)	(3,102)
Sotheby’s Class A	(69,200)	(1,098)
Starwood Hotels & Resorts Worldwide, Inc. (ö)	(376,140)	(10,931)
VF Corp.	(49,900)	(3,545)
Wynn Resorts, Ltd. (Æ)	(100,200)	(5,432)
Yum! Brands, Inc.	(100,200)	(3,301)

		(87,262)

Consumer Staples - (0.4%)
Brown-Forman Corp. Class B	(65,600)	(3,202)
McCormick & Co., Inc.	(168,400)	(5,896)
Molson Coors Brewing Co. Class B	(156,400)	(7,659)
Vector Group, Ltd.	(30,000)	(435)

		(17,192)

Energy - (1.1%)
Anadarko Petroleum Corp.	(136,900)	(8,341)
Atlas Energy, Inc. (Æ)	(34,800)	(911)
Cimarex Energy Co.	(34,768)	(1,362)
Clean Energy Fuels Corp. (Æ)	(69,389)	(805)
El Paso Corp.	(390,800)	(3,834)
EQT Corp.	(178,200)	(7,459)
Exterran Holdings, Inc. (Æ)	(22,900)	(468)
First Solar, Inc. (Æ)	(23,200)	(2,829)
Forest Oil Corp. (Æ)	(93,120)	(1,825)
Noble Energy, Inc.	(50,100)	(3,288)
Petrohawk Energy Corp. (Æ)	(253,100)	(5,953)
Range Resources Corp.	(113,400)	(5,676)
SandRidge Energy, Inc. (Æ)	(69,800)	(714)
Stone Energy Corp. (Æ)	(103,900)	(1,593)
Weatherford International, Ltd. (Æ)	(48,700)	(853)

		(45,911)

Financial Services - (1.2%)
Bank of America Corp.	(424,100)	(6,183)
CB Richard Ellis Group, Inc. Class A (Æ)	(228,731)	(2,367)
Fifth Third Bancorp	(565,100)	(5,052)
Forest City Enterprises, Inc. Class A	(218,573)	(1,906)
Hartford Financial Services Group, Inc.	(243,700)	(5,976)
Huntington Bancshares, Inc.	(85,400)	(325)
MGIC Investment Corp. (Æ)	(118,700)	(512)
Plum Creek Timber Co., Inc. (ö)	(131,300)	(4,108)
Post Properties, Inc. (ö)	(54,573)	(900)
Potlatch Corp. (ö)	(19,400)	(541)
Regions Financial Corp.	(1,174,700)	(5,686)
SLM Corp. (Æ)	(327,800)	(3,180)
SunTrust Banks, Inc.	(317,900)	(6,075)
SVB Financial Group (Æ)	(92,600)	(3,820)
Wright Express Corp. (Æ)	(29,000)	(809)
Zenith National Insurance Corp.	(96,000)	(2,739)

		(50,179)

	Principal Amount ($) or Shares	Market Value $
Health Care - (1.2%)
Acorda Therapeutics, Inc. (Æ)	(40,700)	(884)
Alexion Pharmaceuticals, Inc. (Æ)	(10,900)	(484)
AMAG Pharmaceuticals, Inc. (Æ)	(36,688)	(1,386)
athenahealth, Inc. (Æ)	(28,000)	(1,053)
BioMarin Pharmaceutical, Inc. (Æ)	(164,515)	(2,560)
Brookdale Senior Living, Inc. (Æ)	(88,800)	(1,495)
Celgene Corp. (Æ)	(1,700)	(87)
Cepheid, Inc. (Æ)	(136,400)	(1,810)
Cerner Corp. (Æ)	(81,900)	(6,228)
Covance, Inc. (Æ)	(60,200)	(3,111)
Emeritus Corp. (Æ)	(56,100)	(1,047)
Healthcare Services Group, Inc.	(50,260)	(993)
Illumina, Inc. (Æ)	(185,300)	(5,948)
Luminex Corp. (Æ)	(64,033)	(943)
Meridian Bioscience, Inc.	(42,500)	(943)
Savient Pharmaceuticals, Inc. (Æ)	(55,100)	(694)
Seattle Genetics, Inc. (Æ)	(155,721)	(1,414)
St. Jude Medical, Inc. (Æ)	(154,700)	(5,272)
Theravance, Inc. (Æ)	(73,600)	(1,028)
VCA Antech, Inc. (Æ)	(102,400)	(2,439)
Vertex Pharmaceuticals, Inc. (Æ)	(253,000)	(8,491)
Volcano Corp. (Æ)	(77,200)	(1,108)
XenoPort, Inc. (Æ)	(21,500)	(359)

		(49,777)

Materials and Processing - (0.4%)
Acuity Brands, Inc.	(1,200)	(38)
Eagle Materials, Inc.	(57,900)	(1,439)
Forestar Group, Inc. (Æ)	(21,500)	(317)
Hexcel Corp. (Æ)	(86,600)	(953)
Intrepid Potash, Inc. (Æ)	(93,602)	(2,411)
Kaydon Corp.	(25,800)	(903)
United States Steel Corp.	(108,400)	(3,739)
USG Corp. (Æ)	(155,000)	(2,037)
Vulcan Materials Co.	(143,600)	(6,609)

		(18,446)

Producer Durables - (0.9%)
Corrections Corp. of America (Æ)	(120,486)	(2,884)
CoStar Group, Inc. (Æ)	(25,500)	(990)
Covanta Holding Corp. (Æ)	(60,600)	(1,041)
Iron Mountain, Inc. (Æ)	(215,500)	(5,265)
Manitowoc Co., Inc. (The)	(197,600)	(1,806)
Mobile Mini, Inc. (Æ)	(24,461)	(355)
PACCAR, Inc.	(299,800)	(11,216)
Paychex, Inc.	(180,200)	(5,119)
Roper Industries, Inc.	(100,900)	(5,100)
Southwest Airlines Co.	(331,900)	(2,788)
Waste Management, Inc.	(108,300)	(3,236)

		(39,800)

Technology - (1.2%)
American Tower Corp. Class A (Æ)	(74,900)	(2,758)
Cavium Networks, Inc. (Æ)	(114,600)	(2,173)
Cognex Corp.	(50,000)	(805)

36	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

CommVault Systems, Inc. (Æ)	(32,354)	(637)
Crown Castle International Corp. (Æ)	(292,700)	(8,845)
Electronic Arts, Inc. (Æ)	(155,600)	(2,838)
Formfactor, Inc. (Æ)	(92,305)	(1,568)
II-VI, Inc. (Æ)	(2,475)	(66)
Infinera Corp. (Æ)	(53,900)	(400)
Marvell Technology Group, Ltd. (Æ)	(294,400)	(4,039)
McAfee, Inc. (Æ)	(82,900)	(3,472)
Microchip Technology, Inc.	(244,900)	(5,868)
Microsemi Corp. (Æ)	(68,100)	(906)
Salesforce.com, Inc. (Æ)	(126,600)	(7,185)
SBA Communications Corp. Class A (Æ)	(155,010)	(4,373)
VMware, Inc. Class A (Æ)	(169,000)	(6,495)

		(52,428)

Utilities - (0.2%)
Atlantic Tele-Network, Inc.	(6,300)	(289)
Dynegy, Inc. Class A (Æ)	(1,829,700)	(3,659)
Level 3 Communications, Inc. (Æ)	(1,309,700)	(1,545)
Otter Tail Corp.	(21,242)	(494)
Southern Co.	(106,500)	(3,322)

		(9,309)

Total Securities Sold Short (proceeds $353,497)		(370,304)

Other Assets and Liabilities, Net - 0.5%		22,913

Net Assets - 100.0%		4,236,285

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Quantitative Equity Fund	37

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Mini Index	140	USD	7,907	12/09	(250)
S&P 500 E-Mini Index (CME)	2,100	USD	108,465	12/09	(340)
S&P 500 Index (CME)	290	USD	74,893	12/09	350
S&P Midcap 400 E-Mini Index (CME)	250	USD	16,435	12/09	(258)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(498)

Presentation of Portfolio Holdings — October 31, 2009

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$501,728	$—	$—	$501,728	11.9
Consumer Staples	428,972	—	—	428,972	10.1
Energy	502,109	—	—	502,109	11.9
Financial Services	720,850	—	—	720,850	17.0
Health Care	618,991	—	—	618,991	14.6
Materials and Processing	119,553	—	—	119,553	2.8
Producer Durables	498,589	—	—	498,589	11.8
Technology	716,313	—	—	716,313	16.9
Utilities	288,934	—	—	288,934	6.8
Short-Term Investments	133,837	53,800	—	187,637	4.4

Total Investments	4,529,876	53,800	—	4,583,676	108.2

Securities Sold Short	(370,304)	—	—	(370,304)	(8.7)
Other Assets and Liabilities, Net					0.5

					100.0

Other Financial Instruments
Futures Contracts	(498)	—	—	(498)	(—	)*

Total Other Financial Instruments**	$(498)	$—	$—	$(498)

*	Less than .05% of net assets.
**	Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

38	Russell U.S. Quantitative Equity Fund

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Russell Investment Company

Russell U.S. Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Russell U.S. Growth Fund - Class C
	Total Return
1 Year	17.09%
5 Years	(1.81	)%§
Inception*	(5.23	)%§

Russell U.S. Growth Fund - Class E
	Total Return
1 Year	17.90%
5 Years	(0.99	)%§
Inception*	(4.42	)%§

Russell U.S. Growth Fund - Class I
	Total Return
1 Year	18.34%
5 Years	(0.61	)%§
Inception*	(4.05	)%§

Russell U.S. Growth Fund - Class S
	Total Return
1 Year	18.15%
5 Years	(0.77	)%§
Inception*	(4.19	)%§

Russell 1000® Growth Index **
	Total Return
1 Year	17.51%
5 Years	1.27	%§
Inception*	(3.48	)%§

40	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Russell U.S. Growth Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Russell U.S. Growth Fund Class C, Class E, Class I and Class S Shares gained 17.09%, 17.90%, 18.34% and 18.15% respectively. This compared to the Russell 1000® Growth Index, which gained 17.51% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2009, the Lipper® Large-Cap Growth Funds Average gained 14.88%. For the same period, the Lipper Multi-Cap Growth Funds Average gained 15.16%. These results serve as peer comparisons and are expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The market for the fiscal year ending October 31, 2009 was marked by two distinct periods. The period between November 2008 and early March 2009 saw extreme volatility and market weakness. Fear and panic pervaded the market and the U.S. government stepped in with numerous stimulus packages to assist banks, auto companies and consumers. There was a pervasive fear that the economy was headed in the direction of a very deep recession, and possibly even depression. This led to a fear driven “flight to quality” in the markets during the first half of the fiscal year where risk was avoided and only the investments which were deemed to be the safest maintained their value. In the final six months of the fiscal year, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and those stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008. Higher beta (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) stocks, those with highly variable earnings and with the highest debt-to-capital ratios were the best performers during this period. During the second half of the year, investors sought risk, and defensive positions were punished. However, in October 2009, there was a reversal of factor trends, and investors began to question the pace and sustainability of the economic recovery given all the positive sentiment that had already been priced into stock prices and in turn started to move toward companies with more stable and sustainable earnings and business growth.

This was a mixed environment for the Fund. The last two months of 2008 and the start of 2009 was a challenging period as a result of the high degree of fear and defensiveness that gripped the markets as the credit and economic crisis peaked. While the Fund’s positioning at the time was pro-economy and pro-growth, several of the Fund’s managers were rotating towards higher quality and more consistent growth companies. Once the market bottomed in mid-March 2009, the Fund’s higher growth and higher beta exposures contributed positively to performance. The Fund had less exposure to companies with high debt-to-capital ratios and little or no earnings. These were the stocks that performed most strongly in the market rebound.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

For the fiscal period, four of the five Fund managers outperformed and one manager underperformed, as investors became more optimistic regarding an economic recovery and growth in the U.S. and global economies.

While the Fund did not perform well at the start of the fiscal year as the credit and economic crisis peaked, Fund performance improved as the recovery started to unfold following central bank actions, the Federal Reserve’s purchases of “toxic assets” and global government stimulus programs. Fund performance was positively impacted as investor fear and defensiveness subsided. With this, higher growth and more cyclical companies performed well as well as those with higher and more sustainable growth rates. Stock selection contributed positively to returns, particularly within the financial services sector due to holdings in securities and brokerage firms, consumer credit transactions processing companies and publicly traded securities exchanges. Stock selection in the energy sector contributed positively to performance as drillers and crude producers benefited from rising crude oil prices. The Fund’s performance also benefited from an overweight to the technology sector and an underweight to the producer durables sector.

Cornerstone Capital Management, Inc outperformed the benchmark during the period by a fairly wide margin. This was largely due to its stock selection as its sector weighting decisions detracted marginally from returns. Stock selection in the financial services sector had a positive impact on returns as holdings in securities and brokerage firms, consumer credit

Russell U.S. Growth Fund	41

Russell Investment Company

Russell U.S. Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

transaction processing companies and publicly traded securities exchanges all contributed positively to its performance. Health care stock selection also contributed to performance as a result of holdings in drugs and pharmaceutical companies. Stock selection in the producer durables sector contributed positively due to holdings in the engineering and contracting, railroads and agricultural machinery industries. Sector weighting decisions detracted from performance as a result of overweights to the consumer discretionary and financial services sector and an underweight to the materials and processing sector.

Delaware Management Company outperformed the benchmark during the period. Stock selection led to Delaware’s positive excess return while sector weighting decisions had a marginally positive impact. Stock selection in the health care sector contributed most to Delaware’s outperformance as holdings in the biotechnology, medical systems and medical devices areas performed well. These returns were partially offset by stock selection in the consumer discretionary, materials & processing and producer durables sectors. Sector weighting decisions had a small positive impact as the negative impact of an overweight to the health care sector was offset by an overweight to the technology and financial services sectors and an underweight to the consumer staples sector.

Suffolk Capital Management, LLC outperformed the benchmark during the period. Both stock selection and sector weighting decisions contributed positively to Suffolk’s performance. Materials and processing stock selection contributed most as positions in chemicals and fertilizer companies had a positive impact. Stock selection in health care and producer durables contributed positively as holdings in drugs and pharmaceutical companies in the health care sector, and engineering & contracting, industrial conglomerates and shipping companies in producer durables performed well. Overweights to the technology and materials & processing sectors and an underweight to the health care sector contributed positively to performance as well.

Sustainable Growth Advisors outperformed the benchmark during the period. Sustainable’s stock selection contributed positively to performance while sector weighting decisions detracted from performance. Stock selection was strongest in the consumer discretionary sector due to holdings in internet retail companies and a coffee and espresso based restaurant chain and limited exposure to lower price point retail companies. Stock selection also contributed positively in the energy and financial services sectors, but was largely offset by weak stock selection in the consumer staples and health care sectors. An underweight to the technology sector and an overweight to the consumer staples sector detracted from performance as well.

Turner Investment Partners underperformed the benchmark during the period. Turner underperformed as it was a challenging market environment during the last two months of 2008 for its higher growth, higher beta and earnings momentum focused investment process. Despite positive returns for the last 10 months of the fiscal year, the impact of Turner’s negative excess returns from the first two months of the fiscal year overwhelmed Turner’s full fiscal year results. Turner’s underperformance was largely a result of the its stock selection as sector weighting decisions had a positive impact due to an overweight to the technology sector. Stock selection in the health care sector detracted meaningfully from returns as holdings in the drugs & pharmaceuticals, biotechnology and medical systems industries underperformed. Technology sector stock selection also had a negative impact on performance due to holdings in the computer technology, software, and communications equipment industries.

Fuller & Thaler Asset Management Inc was terminated during the fiscal year. Fuller & Thaler outperformed its Russell Microcap Index benchmark. Stock selection contributed positively to performance as did a significant underweight to the financial services sector and an overweight to the technology sector.

Describe any changes to the Fund’s structure or the money manager line-up.

At the end of April, Fuller & Thaler was terminated from the Fund, with its weight allocated across the Fund’s remaining five managers. The termination of Fuller Thaler removed the Fund’s micro cap exposure and reduced its overall exposure to small cap stocks.

Money Managers as of October 31, 2008	Styles
Cornerstone Capital Management, Inc.	Growth
Delaware Management Company, a series of Delaware Management Business Trust	Growth
Suffolk Capital Management, LLC	Growth
Sustainable Growth Advisers, LP	Growth
Turner Investment Partners, Inc.	Growth

42	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on January 31, 2001.

**	The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Growth Fund	43

Russell Investment Company

Russell U.S. Growth Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,175.50	$1,014.62
Expenses Paid During
Period*	$11.52	$10.66

*	Expenses are equal to the Fund’s annualized expense ratio of 2.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,179.80	$1,018.40
Expenses Paid During
Period*	$7.42	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,180.00	$1,020.37
Expenses Paid During
Period*	$5.28	$4.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,179.90	$1,019.51
Expenses Paid During
Period*	$6.21	$5.75

*	Expenses are equal to the Fund’s annualized expense ratio of 1.13% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

44	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 95.7%
Consumer Discretionary - 14.3%
Amazon.com, Inc. (Æ)	12,720	1,511
Apollo Group, Inc. Class A (Æ)	7,572	432
AutoZone, Inc. (Æ)	800	108
Avon Products, Inc.	13,070	419
Bed Bath & Beyond, Inc. (Æ)	3,100	109
Best Buy Co., Inc.	5,943	227
Coach, Inc.	8,510	281
Costco Wholesale Corp.	9,574	544
Darden Restaurants, Inc.	5,100	155
DreamWorks Animation SKG, Inc. Class A (Æ)	6,255	200
Fastenal Co. (Ñ)	14,200	490
Guess?, Inc.	4,970	182
International Game Technology	13,050	233
Kohl’s Corp. (Æ)	8,585	491
Lowe’s Cos., Inc.	59,340	1,161
McDonald’s Corp.	3,000	176
Nike, Inc. Class B	23,276	1,447
Polo Ralph Lauren Corp. Class A	1,867	139
priceline.com, Inc. (Æ)(Ñ)	2,900	458
Staples, Inc. (Ñ)	63,600	1,380
Starbucks Corp. (Æ)	25,200	478
Starwood Hotels & Resorts Worldwide, Inc. (ö)	5,200	151
Target Corp.	17,416	843
Time Warner, Inc.	10,225	308
VF Corp.	3,400	242
Walt Disney Co. (The)	21,338	584
Weight Watchers International, Inc.	10,600	281
Western Union Co. (The)	27,223	495

		13,525

Consumer Staples - 8.2%
Archer-Daniels-Midland Co.	14,380	433
Coca-Cola Co. (The)	13,300	709
Colgate-Palmolive Co.	8,740	687
CVS Caremark Corp.	12,480	440
Diageo PLC - ADR	7,749	504
General Mills, Inc.	11,918	786
PepsiCo, Inc.	26,210	1,587
Philip Morris International, Inc.	14,596	691
Procter & Gamble Co. (The)	15,700	911
Ralcorp Holdings, Inc. (Æ)	2,900	156
Walgreen Co.	21,800	825

		7,729

Energy - 6.0%
Cameron International Corp. (Æ)	7,400	273
Devon Energy Corp.	2,800	181
EOG Resources, Inc.	10,000	817
Exxon Mobil Corp.	3,500	251
First Solar, Inc. (Æ)(Ñ)	3,763	459
Hess Corp.	13,588	744
National Oilwell Varco, Inc. (Æ)	12,800	525
Occidental Petroleum Corp.	6,940	527

	Principal Amount ($) or Shares	Market Value $
Petrohawk Energy Corp. (Æ)	26,422	621
Schlumberger, Ltd.	16,018	996
Southwestern Energy Co. (Æ)	6,020	262

		5,656

Financial Services - 10.0%
ACE, Ltd.	4,596	236
American Express Co.	15,800	551
Bank of America Corp.	7,300	106
Bank of New York Mellon Corp. (The)	24,000	640
Charles Schwab Corp. (The)	18,700	324
CME Group, Inc. Class A	2,300	696
Fifth Third Bancorp	25,050	224
Goldman Sachs Group, Inc. (The)	4,400	749
IntercontinentalExchange, Inc. (Æ)	13,655	1,368
JPMorgan Chase & Co.	2,800	117
Mastercard, Inc. Class A	5,355	1,173
Morgan Stanley	5,300	170
Prudential Financial, Inc.	4,200	190
State Street Corp.	12,300	516
T Rowe Price Group, Inc. (Ñ)	6,070	296
Visa, Inc.	27,640	2,094

		9,450

Health Care - 15.9%
Abbott Laboratories	11,799	597
Alcon, Inc.	1,650	236
Allergan, Inc.	18,900	1,063
Amgen, Inc. (Æ)	14,400	774
Celgene Corp. (Æ)	16,577	846
Cerner Corp. (Æ)	5,790	440
Express Scripts, Inc. Class A (Æ)	4,810	384
Gilead Sciences, Inc. (Æ)	49,066	2,088
Henry Schein, Inc. (Æ)(Ñ)	5,300	280
Hospira, Inc. (Æ)	3,500	156
Illumina, Inc. (Æ)(Ñ)	4,200	135
Intuitive Surgical, Inc. (Æ)	760	187
Johnson & Johnson	13,500	797
Laboratory Corp. of America Holdings (Æ)(Ñ)	3,400	234
McKesson Corp.	5,000	294
Medco Health Solutions, Inc. (Æ)	15,500	870
Medtronic, Inc.	7,600	271
Merck & Co., Inc. (Æ) (Ñ)	3,900	121
Myriad Genetics, Inc. (Æ)	4,836	118
Novo Nordisk A/S - ADR	11,100	690
Pfizer, Inc.	23,100	393
St. Jude Medical, Inc. (Æ)	14,386	490
Teva Pharmaceutical Industries, Ltd. - ADR	34,633	1,748
Thermo Fisher Scientific, Inc. (Æ)	11,410	514
UnitedHealth Group, Inc.	27,832	722
WellPoint, Inc. (Æ)	1,600	75
Zimmer Holdings, Inc. (Æ)	9,400	494

		15,017

Russell U.S. Growth Fund	45

Russell Investment Company

Russell U.S. Growth Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Materials and Processing - 4.7%
Air Products & Chemicals, Inc.	2,500	193
Alcoa, Inc.	24,420	303
Ball Corp.	4,400	217
Celanese Corp. Class A	5,300	146
Dow Chemical Co. (The)	9,000	211
Ecolab, Inc. (Ñ)	9,100	400
Freeport-McMoRan Copper & Gold, Inc. Class B (Æ)	3,700	272
Monsanto Co.	20,443	1,373
Praxair, Inc.	7,200	572
Rio Tinto PLC - ADR (Æ)	1,631	290
Syngenta AG - ADR	10,800	511

		4,488

Producer Durables - 6.3%
3M Co.	1,700	125
Accenture PLC Class A	6,300	234
Alliant Techsystems, Inc. (Æ)	4,881	380
Automatic Data Processing, Inc. (Ñ)	13,500	537
Caterpillar, Inc.	7,890	434
CH Robinson Worldwide, Inc.	5,840	322
Cummins, Inc.	9,110	392
Expeditors International of Washington, Inc.	20,100	648
FedEx Corp.	5,425	394
Goodrich Corp.	1,100	60
Honeywell International, Inc.	13,951	501
Illinois Tool Works, Inc.	3,400	156
Quanta Services, Inc. (Æ)	6,000	127
Terex Corp. (Æ)(Ñ)	13,233	268
Tyco International, Ltd.	3,600	121
Union Pacific Corp.	5,232	288
United Parcel Service, Inc. Class B	11,500	617
United Technologies Corp.	3,900	240
Waters Corp. (Æ)	1,670	96

		5,940

Technology - 29.9%
Adobe Systems, Inc. (Æ)	59,604	1,963
Alcatel-Lucent - ADR (Æ)	77,750	287
Apple, Inc. (Æ)	22,817	4,301
Applied Materials, Inc.	39,050	477
ASML Holding NV	6,900	186
Broadcom Corp. Class A (Æ)	18,580	495
Cisco Systems, Inc. (Æ)	57,950	1,324
Crown Castle International Corp. (Æ)	28,000	846
Dell, Inc. (Æ)	15,600	226
Google, Inc. Class A (Æ)	7,237	3,880
Hewlett-Packard Co.	36,249	1,720
Intel Corp.	16,500	315
International Business Machines Corp.	3,700	446
Intuit, Inc. (Æ)	29,900	869
Juniper Networks, Inc. (Æ)	19,730	503

	Principal Amount ($) or Shares	Market Value $
Lam Research Corp. (Æ)(Ñ)	5,100	172
Maxim Integrated Products, Inc.	14,200	237
Micron Technology, Inc. (Æ)(Ñ)	54,070	367
Microsoft Corp.	32,200	893
Oracle Corp.	69,924	1,475
QUALCOMM, Inc.	72,326	2,995
Research In Motion, Ltd. (Æ)	5,526	325
Salesforce.com, Inc. (Æ)	3,100	176
SAP AG - ADR	11,400	516
Symantec Corp. (Æ)	37,100	652
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	34,076	325
Teradata Corp. (Æ)	27,500	767
Texas Instruments, Inc.	9,200	216
Varian Semiconductor Equipment Associates, Inc. (Æ)	4,300	122
VeriSign, Inc. (Æ)(Ñ)	32,400	739
Xilinx, Inc.	19,790	431

		28,246

Utilities - 0.4%
FPL Group, Inc.	5,877	289
Millicom International Cellular SA (Æ)	2,160	135

		424

Total Common Stocks (cost $80,732)		90,475

Short-Term Investments - 2.9%
Russell Investment Company Russell Money Market Fund (£)	1,298,000	1,298
State Street Euro Commercial Paper (ç)(ž) 0.010% due 11/02/09	1,400	1,400

Total Short-Term Investments (cost $2,698)		2,698

Other Securities - 4.8%
Russell U.S. Cash Collateral Fund (×)	2,069,694	2,070
State Street Securities Lending Quality Trust (×)	2,432,929	2,419

Total Other Securities (cost $4,503)		4,489

Total Investments - 103.4% (identified cost $87,933)		97,662

Other Assets and Liabilities, Net - (3.4%)		(3,182)

Net Assets - 100.0%		94,480

See accompanying notes which are an integral part of the financial statements.

46	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Nasdaq 100 E-Mini Index (CME)	22	USD	733	12/09	(3)
S&P 500 E-Mini Index (CME)	38	USD	1,963	12/09	(41)
S&P 500 Index (CME)	4	USD	1,033	12/09	5

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(39)

Presentation of Portfolio Holdings — October 31, 2009

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$13,525	$—	$—	$13,525	14.3
Consumer Staples	7,729	—	—	7,729	8.2
Energy	5,656	—	—	5,656	6.0
Financial Services	9,450	—	—	9,450	10.0
Health Care	15,017	—	—	15,017	15.9
Materials and Processing	4,488	—	—	4,488	4.7
Producer Durables	5,940	—	—	5,940	6.3
Technology	28,246	—	—	28,246	29.9
Utilities	424	—	—	424	0.4
Short-Term Investments	1,298	1,400	—	2,698	2.9
Other Securities	—	4,489	—	4,489	4.8

Total Investments	91,773	5,889	—	97,662	103.4

Other Assets and Liabilities, Net					(3.4)

					100.0

Other Financial Instruments
Futures Contracts	(39)	—	—	(39)	(—	)*

Total Other Financial Instruments**	$(39)	$—	$—	$(39)

*	Less than .05% of net assets.
**	Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Growth Fund	47

Russell Investment Company

Russell U.S. Value Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Russell U.S. Value Fund - Class C
	Total Return
1 Year	13.69%
5 Years	(2.77	)%§
Inception*	(1.37	)%§

Russell U.S. Value Fund - Class E
	Total Return
1 Year	14.44%
5 Years	(1.99	)%§
Inception*	(0.55	)%§

Russell U.S. Value Fund - Class I
	Total Return
1 Year	14.79%
5 Years	(1.65	)%§
Inception*	(0.19	)%§

Russell U.S. Value Fund - Class S
	Total Return
1 Year	14.75%
5 Years	(1.81	)%§
Inception*	(0.32	)%§

Russell 1000® Value Index **
	Total Return
1 Year	4.78%
5 Years	(0.05	)%§
Inception*	1.15	%§

48	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Russell U.S. Value Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Russell U.S. Value Fund Class C, Class E, Class I and Class S Shares gained 13.69%, 14.44%, 14.79% and 14.75%, respectively. This compared to the Russell 1000® Value Index, which gained 4.78% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2009, the Lipper® Multi-Cap Value Funds Average gained 12.90%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The market for the fiscal year ending October 31, 2009 was marked by two distinct periods. The period between November 2008 and early March 2009 saw extreme volatility and market weakness. Fear and panic pervaded the market and the U.S government stepped in with numerous stimulus packages to assist banks, auto companies and consumers. There was a pervasive fear that the economy was headed in the direction of a very deep recession, and possibly even depression. This led to a fear driven “flight to quality” in the markets during the first half of the fiscal year where risk was avoided and only the investments which were deemed to be the safest maintained their value. In the final six months of the fiscal year, a valuation-driven rally buoyed the market, led primarily by the most economically sensitive companies and those stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008. Higher beta (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) stocks, those with highly variable earnings and with the highest debt-to-capital ratios, were the best performers during this period. During the second half of the year, investors sought risk, and defensive positions were punished. However, in October 2009, there was a reversal of factor trends, and investors began to question the pace and sustainability of the economic recovery given all the positive sentiment that had already been priced into stock prices and in turn started to move toward companies with more stable and sustainable earnings and business growth

The Fund outperformed as the market rally unfolded and signs of an economic recovery started to take hold. The Fund underperformed during the last two months of 2008 and into the start of 2009 as a result of the high degree of fear and defensiveness that gripped the markets as the credit and economic crisis peaked. The biggest impact came from the Fund’s holdings in the financial services sector and its homebuilder positions. The speed and magnitude of the declines in these companies’ stock prices and business prospects lacked strong historical precedent. Once the market began to stabilize during the first quarter of 2009, these same companies were among the top performers and led the market rally. Investor confidence in the banking and insurance areas was increased by the various U.S. government programs that were implemented to provide these companies with the capital needed to continue to be going concerns. The Fund’s managers looked for opportunities created by the credit crisis to invest in many of the companies that they expected to survive and prosper through market share growth and profit margin improvements. This not only helped the Fund more fully participate in the rally off the market bottom that began in March of 2009, but also contributed to the Fund’s performance over the fiscal year.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund benefited both from stock selection and sector weighting decisions. Stock selection was positive across most sectors, particularly in the energy, financial services and producer durables sectors. The Fund had a significant overweight to the technology sector which contributed positively to performance, as did an overweight to the consumer discretionary sector. Stock selection in the financial services sector contributed the most to the Fund’s outperformance as holdings in multi-line insurance companies, banks, consumer credit companies and securities and brokerage firms outperformed over the period. Many of these companies came out of the credit crisis in better competitive positions and were able to start strengthening their balance sheets and gain market share relative to their weakened peers. The Fund also benefited from a change in factors favored by the market during the period. These differed significantly from the fear driven and defensive environment at the start of the fiscal period to the more forward looking and risk taking environment that marked most of the latter half of the period. Once the market started to favor higher beta and cheaper (as measured by price-to-book) stocks with more variable earnings and higher estimated forward growth, the Fund outperformed.

The Fund outperformed over the fiscal year as all four of the Fund’s managers outperformed the Fund’s Russell 1000 Value Index benchmark.

DePrince, Race & Zolla, Inc outperformed the benchmark by a fairly wide margin during the fiscal year. DePrince benefited from both strong stock selection and from its sector weighting

Russell U.S. Value Fund	49

Russell Investment Company

Russell U.S. Value Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

decisions. Stock selection in the consumer discretionary sector contributed the most to the DePrince’s outperformance as its retail and restaurant positions performed well. DePrince’s stock selection was also strong in the consumer staples, energy, producer durables and technology sectors. Stock selection in the financial services sector detracted meaningfully from performance as DePrince held positions in several of the banks and insurance companies that declined as the credit crisis peaked. Sector weighting decisions contributed to DePrince’s outperformance due to an overweight to the consumer discretionary, technology and materials and processing sectors.

Iridian Asset Management LLC outperformed the benchmark during the fiscal year. Iridian performed particularly well in the periods when the market took on a more defensive and risk averse posture and underperformed when the market was led by higher beta and cyclical stocks. Sector weighting decisions contributed to Iridian’s outperformance while stock selection detracted. Stock selection in the consumer discretionary sector detracted from returns as lower price point retail and restaurant stocks, as well as cable and media companies, lagged during the market rally. Health care stock selection had a negative impact due to positions in biotechnology and medical instruments companies. Sector weighting decisions contributed positively to results due to overweights to the technology and consumer discretionary sectors and an underweight to the financial services sector.

JS Asset Management LLC outperformed the benchmark by a significant margin over the fiscal period. JSAM’s deeper value investment process was very much in favor once the markets realized that many of the companies priced for bankruptcy would survive. Stock selection was the key driver in JSAM’s outperformance. Sector weighting decisions had a modest positive impact. Stock selection in the financial services sector contributed the most to performance as holdings in multi-line insurance companies, banks, consumer credit companies, and securities and brokerage firms outperformed over the period.

Stock selection in the consumer staples and producer durables sectors also had a positive impact on returns as basic food producers and truck manufacturers performed well. JSAM’s performance also benefited from a significant overweight to the technology sector, while underweights to the health care and materials and processing sectors detracted.

Systematic Financial Management, L.P. outperformed the benchmark by a small margin over the fiscal period. Systematic’s performance benefited from overweights to the materials and processing and technology sectors and an underweight to the utilities sector. The positive impact from stock selection in the materials and processing and energy sectors was offset by weak stock selection in the consumer discretionary, health care, and producer durables sectors.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund structure or money manager lineup during the year.

Money Managers as of October 31, 2009	Styles
DePrince, Race & Zollo, Inc.	Value
Iridian Asset Management LLC	Value
JS Asset Management, LLC	Value
Systematic Financial Management, L.P.	Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on January 31, 2001.

**	Russell 1000® Value Index measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

50	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,244.20	$1,015.02
Expenses Paid During
Period*	$11.43	$10.26

*	Expenses are equal to the Fund’s annualized expense ratio of 2.02% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,247.40	$1,018.80
Expenses Paid During
Period*	$7.19	$6.46

*	Expenses are equal to the Fund’s annualized expense ratio of 1.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,248.70	$1,020.47
Expenses Paid During
Period*	$5.33	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,246.80	$1,020.06
Expenses Paid During
Period*	$5.78	$5.19

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell U.S. Value Fund	51

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 94.8%
Consumer Discretionary - 10.3%
Black & Decker Corp.	6,400	302
DIRECTV Group, Inc. (The) (Æ)(Ñ)	44,710	1,176
DR Horton, Inc. (Ñ)	53,100	582
eBay, Inc. (Æ)	33,840	754
Foot Locker, Inc.	34,600	363
Fortune Brands, Inc.	14,800	576
Gannett Co., Inc.	25,200	247
Garmin, Ltd. (Ñ)	16,400	496
Guess?, Inc.	9,300	340
H&R Block, Inc.	19,500	358
Home Depot, Inc.	10,800	271
JC Penney Co., Inc.	21,400	709
Kohl’s Corp. (Æ)	8,700	498
Liberty Media Corp. - Entertainment Series A (Æ)	8,690	268
Liberty Media Corp. - Interactive (Æ)	29,400	333
Magna International, Inc. Class A	20,800	824
McDonald’s Corp.	16,550	970
Newell Rubbermaid, Inc. (Ñ)	20,300	294
Pulte Homes, Inc.	147,687	1,331
Ryland Group, Inc. (Ñ)	73,300	1,360
Snap-On, Inc.	10,200	373
Wal-Mart Stores, Inc.	34,140	1,696
Wyndham Worldwide Corp.	25,900	442
Yum! Brands, Inc.	26,770	882

		15,445

Consumer Staples - 4.8%
CVS Caremark Corp.	25,190	889
Dr Pepper Snapple Group, Inc. (Æ)	13,700	373
General Mills, Inc.	10,100	666
JM Smucker Co. (The)	3,600	190
Kimberly-Clark Corp.	15,850	969
Kraft Foods, Inc. Class A	24,400	672
Lorillard, Inc.	5,600	435
Molson Coors Brewing Co. Class B	4,400	215
PepsiCo, Inc.	11,900	721
Procter & Gamble Co. (The)	13,400	777
Reynolds American, Inc.	4,600	223
Safeway, Inc.	33,800	755
Smithfield Foods, Inc. (Æ)	18,800	251

		7,136

Energy - 14.8%
Arch Coal, Inc.	90,100	1,952
Chesapeake Energy Corp.	57,900	1,419
Chevron Corp.	43,902	3,360
ConocoPhillips	35,210	1,767
Devon Energy Corp.	24,430	1,581
El Paso Corp.	45,100	442
Exxon Mobil Corp.	29,800	2,136
Halliburton Co.	27,990	818
Hess Corp.	5,500	301
Marathon Oil Corp.	21,800	697
Nabors Industries, Ltd. (Æ)	29,300	610

	Principal Amount ($) or Shares	Market Value $
Newfield Exploration Co. (Æ)	18,500	759
Noble Corp.	27,200	1,108
Occidental Petroleum Corp.	13,700	1,040
Peabody Energy Corp.	28,300	1,120
Schlumberger, Ltd.	3,300	205
Sunoco, Inc. (Ñ)	9,100	280
Walter Energy, Inc. Class A	11,500	673
Whiting Petroleum Corp. (Æ)	18,000	1,015
Williams Cos., Inc. (The)	37,100	699
XTO Energy, Inc.	5,000	208

		22,190

Financial Services - 23.4%
Allstate Corp. (The)	21,200	627
Ameriprise Financial, Inc.	5,100	177
Arch Capital Group, Ltd. (Æ)	4,900	330
Bank of America Corp.	191,719	2,795
Bank of New York Mellon Corp. (The)	75,460	2,012
Boston Properties, Inc. (ö)	6,400	389
Capital One Financial Corp.	30,400	1,113
Citigroup, Inc.	351,936	1,439
Comerica, Inc.	7,100	197
Discover Financial Services	21,900	310
Franklin Resources, Inc.	2,660	278
Genworth Financial, Inc. Class A (Æ)	126,568	1,344
Goldman Sachs Group, Inc. (The)	8,900	1,515
Hartford Financial Services Group, Inc.	30,000	736
Huntington Bancshares, Inc.	189,100	721
Invesco, Ltd.	20,200	427
JPMorgan Chase & Co.	91,270	3,812
Keycorp	97,800	527
Marsh & McLennan Cos., Inc.	29,800	699
Marshall & Ilsley Corp. (Ñ)	235,400	1,252
Mastercard, Inc. Class A (Ñ)	2,070	453
Mercury General Corp. (Ñ)	14,100	514
Morgan Stanley	63,920	2,053
New York Community Bancorp, Inc. (Ñ)	45,900	495
People’s United Financial, Inc.	22,800	366
Plum Creek Timber Co., Inc. (ö)	14,500	454
PNC Financial Services Group, Inc.	23,000	1,126
Prologis (ö)	31,900	361
Prudential Financial, Inc.	14,750	667
Regions Financial Corp.	165,400	801
Simon Property Group, Inc. (ö)	8,673	589
State Street Corp.	25,870	1,086
SunTrust Banks, Inc.	76,100	1,454
Unum Group	17,600	351
US Bancorp	44,270	1,028
Valley National Bancorp (Ñ)	26,300	349
Wells Fargo & Co.	51,500	1,417
Wilmington Trust Corp. (Ñ)	18,600	224
XL Capital, Ltd. Class A	29,000	476

		34,964

Health Care - 7.9%
Abbott Laboratories	13,000	657
Amgen, Inc. (Æ)	38,320	2,059

52	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Baxter International, Inc.	12,290	664
Becton Dickinson and Co.	10,580	723
Biogen Idec, Inc. (Æ)	14,765	622
Bristol-Myers Squibb Co.	13,000	283
Eli Lilly & Co.	6,500	221
Genzyme Corp. (Æ)	11,510	582
Johnson & Johnson	21,500	1,270
Life Technologies Corp. (Æ)	9,500	448
Merck & Co., Inc. (Æ)	8,000	248
Pfizer, Inc.	73,700	1,255
Shire PLC - ADR	16,380	873
Teleflex, Inc.	10,000	498
Thermo Fisher Scientific, Inc. (Æ)	13,610	613
UnitedHealth Group, Inc.	15,400	400
Universal Health Services, Inc. Class B	6,500	362

		11,778

Materials and Processing - 4.1%
Airgas, Inc.	4,500	200
Allegheny Technologies, Inc.	9,300	287
Cabot Corp.	15,600	342
Cliffs Natural Resources, Inc.	14,700	523
Dow Chemical Co. (The)	17,400	408
Freeport-McMoRan Copper & Gold, Inc. Class B (Æ)	8,300	609
Masco Corp.	23,300	274
Praxair, Inc.	11,670	927
Precision Castparts Corp.	11,730	1,121
Teck Resources, Ltd. Class B (Æ)	17,590	509
Timken Co.	10,900	240
Vulcan Materials Co. (Ñ)	14,000	644

		6,084

Producer Durables - 12.7%
3M Co.	4,700	346
Accenture PLC Class A	14,390	533
Agilent Technologies, Inc. (Æ)(Ñ)	25,160	622
Automatic Data Processing, Inc.	15,400	613
Avery Dennison Corp.	9,000	321
Boeing Co. (The)	11,200	535
Caterpillar, Inc.	3,700	204
Cooper Industries PLC	17,600	681
Cummins, Inc.	8,100	349
Emerson Electric Co.	16,000	604
Fluor Corp.	11,400	506
General Dynamics Corp.	25,640	1,608
General Electric Co.	49,100	700
Honeywell International, Inc.	17,400	624
Ingersoll-Rand PLC (Ñ)	16,400	518
ITT Corp.	10,100	512
Lockheed Martin Corp.	21,000	1,445
Navistar International Corp. (Æ)	40,200	1,332
Norfolk Southern Corp.	16,300	760
Northrop Grumman Corp.	13,000	652
Parker Hannifin Corp.	5,500	291
Pitney Bowes, Inc.	24,900	610
Raytheon Co.	20,530	930

	Principal Amount ($) or Shares	Market Value $
Rockwell Automation, Inc. (Ñ)	8,100	332
RR Donnelley & Sons Co.	14,700	295
SPX Corp.	14,300	755
Textron, Inc. (Ñ)	21,800	388
United Parcel Service, Inc. Class B	11,700	628
Waste Management, Inc.	20,500	612
Xerox Corp. (Ñ)	95,300	717

		19,023

Technology - 9.4%
Advanced Micro Devices, Inc. (Æ)	48,800	224
Alcatel-Lucent - ADR (Æ)	188,900	697
CA, Inc.	27,180	569
Cisco Systems, Inc. (Æ)	67,580	1,544
Computer Sciences Corp. (Æ)	8,860	449
Dell, Inc. (Æ)	10,600	154
Diebold, Inc.	11,200	339
EMC Corp. (Æ)	41,450	683
Google, Inc. Class A (Æ)	1,970	1,056
Harris Corp.	14,600	609
Hewlett-Packard Co.	27,090	1,286
International Business Machines Corp.	12,730	1,535
Jabil Circuit, Inc.	800	11
Microsoft Corp.	39,050	1,083
Motorola, Inc.	77,900	668
Nokia OYJ - ADR (Ñ)	30,100	380
Oracle Corp.	61,100	1,289
QUALCOMM, Inc.	10,180	421
Seagate Technology	35,000	488
Sybase, Inc. (Æ)(Ñ)	5,700	225
Tellabs, Inc. (Æ)	29,400	177
Tyco Electronics, Ltd.	12,500	266

		14,153

Utilities - 7.4%
AES Corp. (The) (Æ)	38,300	501
Allegheny Energy, Inc.	16,700	381
Alliant Energy Corp.	14,000	372
American Electric Power Co., Inc.	29,000	876
American Water Works Co., Inc.	24,300	461
AT&T, Inc.	72,200	1,853
Dynegy, Inc. Class A (Æ)	2,043	4
Exelon Corp.	7,100	333
Frontier Communications Corp. (Ñ)	50,100	359
Great Plains Energy, Inc.	20,100	348
MDU Resources Group, Inc.	22,200	461
Mirant Corp. (Æ)(Ñ)	59,782	836
Northeast Utilities	16,800	387
Pepco Holdings, Inc.	24,400	364
PPL Corp.	7,100	209
Progress Energy, Inc. - CVO (ß)	1,300	—
Qwest Communications International, Inc. (Ñ)	118,300	425
RRI Energy, Inc. (Æ)	234,900	1,238
Shaw Communications, Inc.	2,200	39
Sprint Nextel Corp. (Æ)	299,000	885
Veolia Environnement - ADR	10,700	349

Russell U.S. Value Fund	53

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Verizon Communications, Inc.	14,700	435

		11,116

Total Common Stocks (cost $134,180)		141,889

Short-Term Investments - 4.8%
Russell Investment Company Russell Money Market Fund (£)	5,243,000	5,243
State Street Euro Commercial Paper (ç)(ž) 0.010% due 11/02/09	2,000	2,000

Total Short-Term Investments (cost $7,243)		7,243

Other Securities - 7.2%
Russell U.S. Cash Collateral Fund (×)	4,945,478	4,945
State Street Securities Lending Quality Trust (×)	5,813,418	5,781

Total Other Securities (cost $10,759)		10,726

Total Investments - 106.8% (identified cost $152,182)		159,858

Other Assets and Liabilities, Net - (6.8%)		(10,169)

Net Assets - 100.0%		149,689

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

54	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index (CME)	107	USD	5,527	12/09	(188)
S&P 500 Index (CME)	8	USD	2,066	12/09	9

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(179)

Presentation of Portfolio Holdings — October 31, 2009

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$15,445	$—	$—	$15,445	10.3
Consumer Staples	7,136	—	—	7,136	4.8
Energy	22,190	—	—	22,190	14.8
Financial Services	34,964	—	—	34,964	23.4
Health Care	11,778	—	—	11,778	7.9
Materials and Processing	6,084	—	—	6,084	4.1
Producer Durables	19,023	—	—	19,023	12.7
Technology	14,153	—	—	14,153	9.4
Utilities	11,116	—	—	11,116	7.4
Short-Term Investments	5,243	2,000	—	7,243	4.8
Other Securities	—	10,726	—	10,726	7.2

Total Investments	147,132	12,726	—	159,858	106.8

Other Assets and Liabilities, Net					(6.8)

					100.0

Other Financial Instruments
Futures Contracts	(179)	—	—	(179)	(0.1)

Total Other Financial Instruments*	(179)	—	—	(179)

*	Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Value Fund	55

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Russell U.S. Small & Mid Cap Fund - Class A ‡
	Total Return
1 Year	3.09%
5 Years	(2.26	)%§
10 Years	2.98	%§

Russell U.S. Small & Mid Cap Fund - Class C ‡‡
	Total Return
1 Year	8.51%
5 Years	(1.28	)%§
10 Years	3.49	%§

Russell U.S. Small & Mid Cap Fund - Class E
	Total Return
1 Year	9.44%
5 Years	(1.08	)%§
10 Years	3.59	%§

Russell U.S. Small & Mid Cap Fund - Class I
	Total Return
1 Year	9.62%
5 Years	(0.86	)%§
10 Years	3.82	%§

Russell U.S. Small & Mid Cap Fund - Class S ‡‡‡
	Total Return
1 Year	9.58%
5 Years	(0.89	)%§
10 Years	3.81	%§

Russell U.S. Small & Mid Cap Fund - Class Y ‡‡‡‡
	Total Return
1 Year	9.74%
5 Years	(0.79	)%§
10 Years	3.91	%§

Russell 2500™ Index **
	Total Return
1 Year	13.26%
5 Years	1.61	%§
10 Years	5.42	%§

56	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Russell U.S. Small & Mid Cap Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has eight money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Russell U.S. Small & Mid Cap Fund Class A, Class C, Class E, Class I, Class S and Class Y gained 9.37%, 8.51%, 9.44%, 9.62%, 9.58%, and 9.74%, respectively. This compared to the Russell 2500™ Index, which gained 13.26% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2009, the Lipper Mid-Cap® Core Funds Average gained 17.50%, while the Lipper® Small-Cap Core Funds Average gained 11.27%. These results serve as peer comparisons and are expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The market conditions for the fiscal year ending October 31, 2009 was difficult for the Fund, with the majority of the Fund’s underperformance coming during the period subsequent to the March 2009 rally. During this period, cheaper, smaller and lower quality stocks not held by the Fund performed the best. Prior to March, the Fund had performed in-line with its benchmark. After a difficult end to 2008, where investors sold stocks indiscriminately, the Fund performed better in early 2009 as the higher quality stocks held by the Fund had strong returns.

While the characteristics of stocks that did well post March were typical for a post-recession rally the magnitude of the return spreads between lower and higher quality stocks was much larger than has historically occurred. Many of the stocks that outperformed post March had no or negative earnings, high levels of debt and had extremely low valuations. Low valuations were a key driver of market returns , as many of the lowest valuation stocks were being priced on a high likelihood of bankruptcy. When this fear subsided, these stocks increased in price. This was a significant headwind for the Fund’s managers, most of whom consider balance sheet or earnings quality as a part of their process. This led to the managers being underweight in the types of stock that rallied beginning in March.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund employs eight money managers: three growth, one market-oriented and four value. While growth outperformed value, all of the Fund’s growth managers, including Next Century Growth Investor, LLC, who was added to the Fund during the second calendar quarter of 2009, underperformed. Additionally, the volatile market environment caused significant headwinds for ClariVest Asset Management LLC, the Funds’ market-oriented quantitative manager, who also underperformed.

Ranger Investment Management, L.P., a growth manager, significantly underperformed the Russell 2500™ Growth Index for the fiscal year. The manager’s focus on companies with what it believed to be sustainable earnings growth, low levels of debt and a competitive advantage resulted in a significant headwind for the manager’s process in the post March 2009 rally when small, unprofitable, highly levered firms outperformed. The magnitude of the rally and the spread in returns between lower quality and higher quality firms resulted in significant underperformance resulting from stock selection. Ranger’s underperformance was attributable to poor stock selection across all sectors, especially in the growth biased sectors of consumer discretionary, health care and technology.

ClariVest Asset Management, LLC, the Fund’s market-oriented, quantitative, manager, underperformed the Russell 2500™ Index, reflecting the challenging environment that most quantitative processes face at economic inflection points. A key component of ClariVest’s process is to focus on factor persistence (the consistency of return patterns for growth and value characteristics e.g. price-to-earnings. However, over the fiscal year, factor persistency did not occur because of the deterioration in the economy. This resulted in poor stock selection by ClariVest leading to significant underperformance in the consumer discretionary, health care and technology sectors.

DePrince, Race & Zollo Inc, a yield focused value manager, outperformed the Russell 2500™ Value Index for the fiscal year. DePrince’s outperformance came from positive stock selection across the majority of sectors with the majority of the outperformance coming from stock selection in the Financial sector. DePrince’s process focuses on companies that it believes are capable of maintaining their dividend payments. Therefore, DePrince avoided many of the economically sensitive financial

Russell U.S. Small & Mid Cap Fund	57

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

stocks that had large potential exposure to credit derivatives or loans because of capital concerns. This contributed positively to DePrince’s returns over the period.

Signia Capital Management, LLC, a value manager, outperformed the Russell 2500™ Value Index for the fiscal year. While quality focused managers struggled in the post March 2009 rally, Signia benefited significantly from an environment of increased risk appetite. Signia’s exposure to lower valuation, small and higher beta (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) stocks contributed positively to its performance and dominated the fiscal year returns for the manager. Signia’s performance was driven by a combination of positive stock selection, primarily in financial services and materials and processing sectors, and by an overweight to economically sensitive sectors.

Describe any changes to the Fund’s structure or the money manager line-up.

In June 2009, Gould Investment Partners, LLC was replaced by Next Century Growth Investors, LLC and PanAgora Asset Management, Inc. was terminated.

Money Managers as of October 31, 2009	Styles
Clarivest Asset Management LLC	Market-Oriented
Delphi Management, Inc	Value
DePrince, Race & Zollo, Inc	Value
Next Century Growth Investors, LLC	Growth
Jacobs Levy Equity Management, Inc	Value
Ranger Investment Management, L.P	Growth
Signia Capital Management LLC	Value
Tygh Capital Management, Inc	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1999.

**

Russell 2500™ Index is composed of the bottom 500 stocks the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares from November 1, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares from November 1, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

‡‡‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

58	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,174.60	$1,019.06
Expenses Paid During Period*	$6.69	$6.21

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,169.90	$1,015.27
Expenses Paid During Period*	$10.77	$10.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.97% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,174.90	$1,019.76
Expenses Paid During Period*	$5.92	$5.50

*	Expenses are equal to the Fund’s annualized expense ratio of 1.08% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,176.10	$1,020.72
Expenses Paid During Period*	$4.88	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell U.S. Small & Mid Cap Fund	59

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,176.60	$1,020.32
Expenses Paid During Period*	$5.32	$4.94

*	Expenses are equal to the Fund’s annualized expense ratio of 0.97% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,176.60	$1,021.22
Expenses Paid During Period*	$4.33	$4.02

*	Expenses are equal to the Fund’s annualized expense ratio of 0.79% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

60	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 95.3%
Consumer Discretionary - 15.5%
99 Cents Only Stores (Æ)(Ñ)	158,300	1,800
Advance Auto Parts, Inc. (Ñ)	33,100	1,233
Aeropostale, Inc. (Æ)(Ñ)	120,850	4,535
America’s Car-Mart, Inc. (Æ)(Ñ)	66,500	1,379
American Greetings Corp. Class A	141,100	2,870
American Woodmark Corp. (Ñ)	4,809	95
AnnTaylor Stores Corp. (Æ)(Ñ)	127,870	1,658
AutoNation, Inc. (Æ)(Ñ)	54,100	933
Bally Technologies, Inc. (Æ)	48,884	1,926
Bebe Stores, Inc.	340,200	2,130
BJ’s Restaurants, Inc. (Æ)(Ñ)	144,531	2,307
BJ’s Wholesale Club, Inc. (Æ)(Ñ)	68,983	2,416
Blyth, Inc. (Ñ)	7,600	269
Bob Evans Farms, Inc.	29,200	767
Borders Group, Inc. (Æ)(Ñ)	304,806	591
Bridgepoint Education, Inc. (Æ)	130,139	1,845
Brinker International, Inc.	80,200	1,014
Brunswick Corp.	86,900	824
Buckle, Inc. (The) (Ñ)	58,500	1,756
Build-A-Bear Workshop, Inc. Class A (Æ)(Ñ)	24,800	128
Burger King Holdings, Inc.	80,800	1,387
Cabela’s, Inc. (Æ)(Ñ)	83,100	1,045
Callaway Golf Co. (Ñ)	2,867	20
Carter’s, Inc. (Æ)	115,714	2,731
Central European Distribution Corp. (Æ)	82,662	2,572
Chico’s FAS, Inc. (Æ)	221,600	2,648
Chipotle Mexican Grill, Inc. Class A (Æ)(Ñ)	50,141	4,086
Christopher & Banks Corp. (Ñ)	324,472	1,976
Churchill Downs, Inc.	37,991	1,192
CKE Restaurants, Inc.	227,400	1,990
Coinstar, Inc. (Æ)(Ñ)	103,790	3,294
Columbia Sportswear Co. (Ñ)	50,519	1,922
Core-Mark Holding Co., Inc. (Æ)	24,000	657
Corinthian Colleges, Inc. (Æ)(Ñ)	50,200	796
Cracker Barrel Old Country Store, Inc.	700	23
CSS Industries, Inc. (Ñ)	2,183	44
Darden Restaurants, Inc.	62,000	1,879
Deckers Outdoor Corp. (Æ)(Ñ)	24,700	2,215
DG FastChannel, Inc. (Æ)	105,259	2,207
Dick’s Sporting Goods, Inc. (Æ)(Ñ)	120,722	2,739
Dillard’s, Inc. Class A	212,469	2,894
Dollar Tree, Inc. (Æ)	134,140	6,054
DR Horton, Inc.	126,600	1,388
DSW, Inc. Class A (Æ)(Ñ)	7,500	144
Elizabeth Arden, Inc. (Æ)	10,634	113
Family Dollar Stores, Inc.	99,600	2,819
Fastenal Co. (Ñ)	85,902	2,964
Finish Line, Inc. (The) Class A	416,450	4,223
Foot Locker, Inc.	57,098	598
Fred’s, Inc. Class A (Ñ)	27,900	330
GameStop Corp. Class A (Æ)(Ñ)	247,454	6,011
Gentex Corp.	77,137	1,235
Grand Canyon Education, Inc. (Æ)(Ñ)	68,371	1,109
Group 1 Automotive, Inc. (Ñ)	65,100	1,655

	Principal Amount ($) or Shares	Market Value $
Guess?, Inc.	137,924	5,041
Gymboree Corp. (Æ)(Ñ)	80,800	3,440
Harman International Industries, Inc.	22,800	857
Hasbro, Inc.	57,000	1,554
Haverty Furniture Cos., Inc. (Æ)(Ñ)	3,300	40
hhgregg, Inc. (Æ)(Ñ)	203,709	3,359
Hillenbrand, Inc.	89,600	1,790
Hooker Furniture Corp.	200	3
HSN, Inc. (Æ)	31,400	469
IAC/InterActiveCorp (Æ)(Ñ)	86,571	1,640
Insight Enterprises, Inc. (Æ)	31,500	331
Jack in the Box, Inc. (Æ)	83,500	1,566
Jarden Corp.	24,400	668
John Wiley & Sons, Inc. Class A	42,500	1,497
Jones Apparel Group, Inc.	222,800	3,986
JOS A Bank Clothiers, Inc. (Æ)(Ñ)	58,530	2,399
Kenneth Cole Productions, Inc. Class A	213,436	2,030
Leapfrog Enterprises, Inc. Class A (Æ)(Ñ)	15,135	50
Lennar Corp. Class A	86,400	1,089
Lithia Motors, Inc. Class A (Æ)	193,700	1,615
Liz Claiborne, Inc. (Ñ)	330,350	1,896
LKQ Corp. (Æ)	172,121	2,973
Lululemon Athletica, Inc. (Æ)	93,903	2,359
Meredith Corp.	87,700	2,373
Meritage Homes Corp. (Æ)	23,400	427
Movado Group, Inc. (Ñ)	111,553	1,169
MSC Industrial Direct Co. Class A	46,403	1,998
O’Charleys, Inc. (Æ)(Ñ)	27,500	193
Orient-Express Hotels, Ltd. Class A (Æ)(Ñ)	152,473	1,311
Oxford Industries, Inc. (Ñ)	7,300	141
Pacific Sunwear of California, Inc. (Æ)	209,491	1,265
Papa John’s International, Inc. (Æ)	70,700	1,591
PC Connection, Inc. (Æ)	16,900	99
Penn National Gaming, Inc. (Æ)	24,672	620
PEP Boys-Manny Moe & Jack (Ñ)	30,600	268
PF Chang’s China Bistro, Inc. (Æ)(Ñ)	64,350	1,878
Phillips-Van Heusen Corp.	55,000	2,208
Pricesmart, Inc.	54,100	1,044
RadioShack Corp.	193,703	3,272
RC2 Corp. (Æ)	7,400	97
Red Lion Hotels Corp. (Æ)(Ñ)	114,427	546
Regal Entertainment Group Class A	184,700	2,329
Regis Corp.	40,500	658
Rent-A-Center, Inc. Class A (Æ)(Ñ)	219,800	4,036
Ross Stores, Inc.	22,700	999
Scholastic Corp. (Ñ)	5,700	142
Service Corp. International	138,500	951
Shoe Carnival, Inc. (Æ)(Ñ)	9,200	138
Snap-On, Inc.	54,399	1,987
Sotheby’s Class A	72,367	1,148
Stage Stores, Inc.	116,600	1,376
Stanley Works (The)	39,000	1,764
Steven Madden, Ltd. (Æ)	73,364	2,971
Stewart Enterprises, Inc. Class A	547,700	2,508
Strayer Education, Inc. (Ñ)	12,670	2,572
Superior Industries International, Inc. (Ñ)	134,090	1,781
Tech Data Corp. (Æ)	35,600	1,368

Russell U.S. Small & Mid Cap Fund	61

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Thor Industries, Inc.	76,482	2,005
Ticketmaster Entertainment, Inc. (Æ)	220,100	2,124
Timberland Co. Class A (Æ)(Ñ)	40,800	660
TRW Automotive Holdings Corp. (Æ)	35,900	562
United Stationers, Inc. (Æ)	15,670	739
Urban Outfitters, Inc. (Æ)	147,945	4,642
Valassis Communications, Inc. (Æ)(Ñ)	43,200	788
VF Corp.	28,000	1,989
Warnaco Group, Inc. (The) (Æ)	36,422	1,476
Washington Post Co. (The) Class B	3,605	1,557
Wendy’s/Arby’s Group, Inc.	707,700	2,795
WESCO International, Inc. (Æ)(Ñ)	118,600	3,031
Whirlpool Corp. (Ñ)	25,000	1,790
Williams-Sonoma, Inc. (Ñ)	65,710	1,234

		210,708

Consumer Staples - 2.2%
Alliance One International, Inc. (Æ)(Ñ)	276,595	1,220
Andersons, Inc. (The)	35,100	1,089
Cal-Maine Foods, Inc.	53,786	1,460
Casey’s General Stores, Inc. (Ñ)	28,600	902
Chiquita Brands International, Inc. (Æ)(Ñ)	56,900	921
Del Monte Foods Co.	464,400	5,015
Fresh Del Monte Produce, Inc. (Æ)	50,600	1,099
Green Mountain Coffee Roasters, Inc. (Æ)(Ñ)	16,685	1,110
Herbalife, Ltd.	57,100	1,921
Imperial Sugar Co. (Ñ)	14,941	187
J&J Snack Foods Corp.	12,500	490
Lancaster Colony Corp.	48,000	2,332
Nash Finch Co. (Ñ)	19,700	571
Pantry, Inc. (The) (Æ)(Ñ)	26,700	377
Ralcorp Holdings, Inc. (Æ)	49,263	2,645
Sanderson Farms, Inc. (Ñ)	100,900	3,692
Spartan Stores, Inc.	22,500	319
SUPERVALU, Inc. (Ñ)	30,800	489
TreeHouse Foods, Inc. (Æ)(Ñ)	64,200	2,401
Universal Corp.	24,800	1,031
Winn-Dixie Stores, Inc. (Æ)(Ñ)	35,800	397

		29,668

Energy - 5.8%
Alon USA Energy, Inc. (Ñ)	16,900	142
Alpha Natural Resources, Inc. (Æ)	104,164	3,538
Arena Resources, Inc. (Æ)(Ñ)	34,347	1,280
Basic Energy Services, Inc. (Æ)(Ñ)	21,500	150
Bill Barrett Corp. (Æ)(Ñ)	25,100	778
BJ Services Co.	123,678	2,375
Boardwalk Pipeline Partners, LP (Ñ)	58,988	1,517
Bolt Technology Corp. (Æ)(Ñ)	107,331	1,091
Brigham Exploration Co. (Æ)	142,850	1,357
Carrizo Oil & Gas, Inc. (Æ)(Ñ)	127,591	2,957
Cie Generale de Geophysique-Veritas - ADR (Æ)(Ñ)	71,016	1,409
Clayton Williams Energy, Inc. (Æ)	3,500	92
Comstock Resources, Inc. (Æ)	58,284	2,395
Continental Resources, Inc. (Æ)(Ñ)	44,592	1,659

	Principal Amount ($) or Shares	Market Value $
Core Laboratories NV (Ñ)	25,607	2,671
Dawson Geophysical Co. (Æ)(Ñ)	9,075	219
Delek US Holdings, Inc.	24,800	167
El Paso Pipeline Partners, LP (Ñ)	103,500	2,279
Enbridge Energy Partners, LP Class A	44,770	2,081
Encore Acquisition Co. (Æ)	22,700	841
Enterprise Products Partners, LP (Ñ)	64,480	1,808
EXCO Resources, Inc.	132,600	2,071
Frontier Oil Corp.	366,500	5,080
Geokinetics, Inc. (Æ)(Ñ)	4,700	76
Goodrich Petroleum Corp. (Æ)(Ñ)	94,388	2,423
Gulf Island Fabrication, Inc.	16,500	315
Mariner Energy, Inc. (Æ)(Ñ)	13,000	166
Matrix Service Co. (Æ)	22,989	204
Newfield Exploration Co. (Æ)	35,000	1,436
Noble Corp.	67,250	2,740
Oceaneering International, Inc. (Æ)(Ñ)	24,900	1,272
Oil States International, Inc. (Æ)	48,000	1,653
Patterson-UTI Energy, Inc. (Ñ)	133,103	2,074
Penn Virginia Corp. (Ñ)	58,315	1,181
Petroleum Development Corp. (Æ)	105,808	1,767
Petroquest Energy, Inc. (Æ)(Ñ)	230,792	1,415
Pioneer Drilling Co. (Æ)	15,500	104
Precision Drilling Trust	262,163	1,717
Rosetta Resources, Inc. (Æ)	23,406	317
Rowan Cos., Inc. (Ñ)	103,682	2,411
RPC, Inc.	219,153	2,049
Sunoco, Inc.	60,352	1,859
Superior Energy Services, Inc. (Æ)	134,529	2,907
T-3 Energy Services, Inc. (Æ)	11,300	226
Tesoro Corp. (Ñ)	205,000	2,899
Union Drilling, Inc. (Æ)	14,300	109
Unit Corp. (Æ)(Ñ)	70,565	2,758
USEC, Inc. (Æ)(Ñ)	131,000	506
Vaalco Energy, Inc. (Æ)	20,994	89
W&T Offshore, Inc.	178,200	2,076
Western Refining, Inc. (Æ)(Ñ)	113,300	636
Whiting Petroleum Corp. (Æ)	35,977	2,029
XTO Energy, Inc.	44,861	1,864

		79,235

Financial Services - 16.1%
Advance America Cash Advance Centers, Inc.	236,300	1,167
Affiliated Managers Group, Inc. (Æ)(Ñ)	150,871	9,579
Agree Realty Corp. (ö)	1,000	23
Aircastle, Ltd.	18,600	147
Alliance Data Systems Corp. (Æ)(Ñ)	35,098	1,930
Allied World Assurance Co. Holdings, Ltd.	33,000	1,477
American Capital Agency Corp. (ö)(Ñ)	48,400	1,258
American Equity Investment Life Holding Co. (Ñ)	185,800	1,221
American Financial Group, Inc.	64,300	1,582
Ameriprise Financial, Inc.	77,380	2,683
AMERISAFE, Inc. (Æ)	5,300	98
Annaly Capital Management, Inc. (ö)	120,312	2,035
Anworth Mortgage Asset Corp. (ö)(Ñ)	410,300	2,925

62	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Arch Capital Group, Ltd. (Æ)	44,442	2,994
Ares Capital Corp. (Ñ)	638,583	6,667
Argo Group International Holdings, Ltd. (Æ)	23,200	788
Artio Global Investors, Inc. (Æ)	108,273	2,546
Aspen Insurance Holdings, Ltd.	61,800	1,594
Avatar Holdings, Inc. (Æ)	88,516	1,443
Axis Capital Holdings, Ltd.	38,700	1,118
Banco Latinoamericano de Comercio Exterior SA Class E	37,400	528
Bank of the Ozarks, Inc. (Ñ)	1,900	43
Berkshire Hills Bancorp, Inc.	7,300	150
BOK Financial Corp. (Ñ)	93,270	4,008
Boston Private Financial Holdings, Inc. (Ñ)	393,107	2,339
Boston Properties, Inc. (ö)	27,300	1,659
Brandywine Realty Trust (ö)	132,400	1,266
Brookline Bancorp, Inc.	127,327	1,247
Calamos Asset Management, Inc. Class A	113,300	1,201
CapLease, Inc. (ö)(Ñ)	60,100	206
Capstead Mortgage Corp. (ö)	226,100	2,976
Cardinal Financial Corp.	7,000	57
Cash America International, Inc.	9,000	272
Cedar Shopping Centers, Inc. (ö)	40,700	247
Centerstate Banks, Inc.	6,300	47
City Holding Co. (Ñ)	6,900	211
CNA Surety Corp. (Æ)	116,720	1,688
Colonial Properties Trust (ö)	72,200	760
Columbia Banking System, Inc.	2,057	30
Community Trust Bancorp, Inc.	8,000	197
Cybersource Corp. (Æ)(Ñ)	236,545	3,875
Cypress Sharpridge Investments, Inc. (Æ)	77,900	1,040
Delphi Financial Group, Inc. Class A	82,300	1,786
DiamondRock Hospitality Co. (Æ)(ö)(Ñ)	429,228	3,266
Dime Community Bancshares (Ñ)	69,100	759
Douglas Emmett, Inc. (ö)(Ñ)	139,001	1,640
Duff & Phelps Corp. Class A	183,317	3,151
DuPont Fabros Technology, Inc. (Æ)(ö)	189,411	2,856
Education Realty Trust, Inc. (ö)	54,500	273
Endurance Specialty Holdings, Ltd. (Ñ)	43,200	1,555
Entertainment Properties Trust (ö)	13,100	446
Equifax, Inc.	60,963	1,669
Euronet Worldwide, Inc. (Æ)(Ñ)	84,268	1,993
Evercore Partners, Inc. Class A	5,400	176
Factset Research Systems, Inc. (Ñ)	63,542	4,070
FBL Financial Group, Inc. Class A (Ñ)	7,400	149
Fidelity National Financial, Inc. Class A	87,898	1,193
First Bancorp (Ñ)	800	11
First Community Bancshares, Inc. (Ñ)	12,483	145
First Financial Bancorp	77,900	988
First Financial Holdings, Inc. (Ñ)	4,400	59
First Industrial Realty Trust, Inc. (Æ)(ö)	77,201	336
First Mercury Financial Corp.	7,700	98
First Niagara Financial Group, Inc.	401,300	5,153
First Potomac Realty Trust (ö)	25,900	294
Flushing Financial Corp.	10,500	118
FPIC Insurance Group, Inc. (Æ)	2,000	68
Franklin Street Properties Corp. (ö)	182,505	1,967

	Principal Amount ($) or Shares	Market Value $
Glacier Bancorp, Inc.	104,700	1,371
Glimcher Realty Trust (ö)	25,500	69
Global Payments, Inc.	70,465	3,469
Government Properties Income Trust (ö)(Ñ)	61,525	1,432
Hancock Holding Co.	73,809	2,677
Hercules Technology Growth Capital, Inc.	11,800	111
Hersha Hospitality Trust (ö)	20,200	52
Horace Mann Educators Corp.	169,100	2,102
Hospitality Properties Trust (ö)	157,700	3,045
HRPT Properties Trust (ö)	233,313	1,640
Iberiabank Corp.	125,078	5,417
Independent Bank Corp.	54,300	1,155
Infinity Property & Casualty Corp.	5,600	217
Investment Technology Group, Inc. (Æ)	7,700	166
Jefferies Group, Inc. (Æ)	36,000	940
Kite Realty Group Trust (ö)	31,102	115
Knight Capital Group, Inc. Class A (Æ)(Ñ)	304,417	5,129
LaSalle Hotel Properties (ö)(Ñ)	139,605	2,396
Lazard, Ltd. Class A	106,548	4,022
Lexington Realty Trust (ö)(Ñ)	125,165	524
Mack-Cali Realty Corp. (ö)	44,500	1,377
MarketAxess Holdings, Inc.	220,721	2,622
Marshall & Ilsley Corp.	139,700	743
MB Financial, Inc.	49,600	887
MCG Capital Corp. (Æ)	284,000	1,133
Meadowbrook Insurance Group, Inc.	44,000	296
MFA Financial, Inc. (ö)	338,600	2,512
Montpelier Re Holdings, Ltd. (Ñ)	41,800	676
MSCI, Inc. Class A (Æ)	87,611	2,663
Nara Bancorp, Inc.	4,300	32
National Financial Partners Corp. (Æ)(Ñ)	14,600	119
Nelnet, Inc. Class A (Æ)	82,500	1,157
NewAlliance Bancshares, Inc.	222,700	2,468
NorthStar Realty Finance Corp. (ö)(Ñ)	191,792	677
Old National Bancorp	323,800	3,358
Old Republic International Corp.	155,300	1,659
OneBeacon Insurance Group, Ltd. Class A	18,444	220
Oriental Financial Group, Inc. (Ñ)	154,250	1,643
Park National Corp. (Ñ)	3,000	174
Parkway Properties, Inc. (ö)	29,700	524
PartnerRe, Ltd. - ADR	26,800	2,050
PennantPark Investment Corp.	407,805	3,152
Pennsylvania Real Estate Investment Trust (ö)(Ñ)	23,800	174
Pinnacle Financial Partners, Inc. (Æ)(Ñ)	130,980	1,663
Piper Jaffray Cos. (Æ)(Ñ)	60,108	2,788
Platinum Underwriters Holdings, Ltd. (Ñ)	79,715	2,851
Prosperity Bancshares, Inc.	38,527	1,379
Provident Financial Services, Inc. (Ñ)	76,000	817
Provident New York Bancorp	3,900	33
Ramco-Gershenson Properties Trust (ö)	234,400	2,072
Raymond James Financial, Inc. (Ñ)	124,655	2,943
Renasant Corp. (Ñ)	13,100	192
S1 Corp. (Æ)(Ñ)	62,700	376
Sandy Spring Bancorp, Inc. (Ñ)	13,200	153
Santander BanCorp (Æ)(Ñ)	5,300	61
SCBT Financial Corp. (Ñ)	2,800	72

Russell U.S. Small & Mid Cap Fund	63

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

SeaBright Insurance Holdings, Inc. (Æ)(Ñ)	1,000	11
Selective Insurance Group	109,077	1,671
Senior Housing Properties Trust (ö)	71,399	1,377
Signature Bank NY (Æ)	62,500	1,973
Southside Bancshares, Inc.	4,975	103
Southwest Bancorp, Inc.	4,100	40
Sovran Self Storage, Inc. (ö)	48,841	1,470
StanCorp Financial Group, Inc.	38,300	1,406
StellarOne Corp. (Ñ)	177,075	1,879
Sterling Bancorp (Ñ)	16,600	112
Sterling Bancshares, Inc.	253,800	1,414
Sun Bancorp, Inc. (Æ)(Ñ)	15,765	64
SVB Financial Group (Æ)(Ñ)	36,600	1,510
SWS Group, Inc.	11,900	159
Texas Capital Bancshares, Inc. (Æ)	131,754	1,920
TICC Capital Corp.	10,000	49
Tompkins Financial Corp. (Ñ)	1,500	65
Transatlantic Holdings, Inc.	20,100	1,015
U-Store-It Trust (ö)	60,800	347
Umpqua Holdings Corp. (Ñ)	58,100	576
United America Indemnity, Ltd. Class A (Æ)	31,561	221
United Community Banks, Inc. (Æ)	31,100	126
United Financial Bancorp, Inc.	9,100	117
United Fire & Casualty Co.	107,650	1,882
Valley National Bancorp	160,000	2,125
Waddell & Reed Financial, Inc. Class A	69,915	1,962
Washington Federal, Inc.	217,200	3,725
Webster Financial Corp. (Ñ)	46,500	526
WesBanco, Inc. (Ñ)	19,600	277
Wesco Financial Corp.	5,725	1,878
Whitney Holding Corp. (Ñ)	213,729	1,716
Willis Group Holdings, Ltd.	51,100	1,380
Wilshire Bancorp, Inc. (Ñ)	10,501	74
WSFS Financial Corp.	3,192	88
Zenith National Insurance Corp.	87,400	2,494

		219,058

Health Care - 10.7%
Affymetrix, Inc. (Æ)	12,900	67
Albany Molecular Research, Inc. (Æ)	200,026	1,628
Alexion Pharmaceuticals, Inc. (Æ)	93,926	4,171
Amedisys, Inc. (Æ)(Ñ)	133,768	5,323
Analogic Corp.	93,675	3,498
athenahealth, Inc. (Æ)	171,515	6,451
Centene Corp. (Æ)	144,000	2,568
Cephalon, Inc. (Æ)	31,500	1,719
Cigna Corp.	38,075	1,060
Coventry Health Care, Inc. (Æ)	20,100	399
Cutera, Inc. (Æ)	3,900	35
Cynosure, Inc. Class A (Æ)	173,944	1,743
Dendreon Corp. (Æ)(Ñ)	39,955	1,010
Dentsply International, Inc. (Ñ)	98,352	3,242
Edwards Lifesciences Corp. (Æ)(Ñ)	40,346	3,104
Emergency Medical Services Corp. Class A (Æ)	21,400	1,028

	Principal Amount ($) or Shares	Market Value $
Endo Pharmaceuticals Holdings, Inc. (Æ)(Ñ)	136,200	3,051
Genoptix, Inc. (Æ)(Ñ)	56,047	1,950
Gentiva Health Services, Inc. (Æ)	84,631	2,031
Harvard Bioscience, Inc. (Æ)(Ñ)	445,572	1,613
Health Management Associates, Inc. Class A (Æ)	193,200	1,179
Health Net, Inc. (Æ)	85,200	1,270
Healthspring, Inc. (Æ)	258,842	3,709
Henry Schein, Inc. (Æ)(Ñ)	37,516	1,982
HMS Holdings Corp. (Æ)	139,042	5,969
Humana, Inc. (Æ)	22,900	861
Icon PLC - ADR (Æ)	98,275	2,427
Idexx Laboratories, Inc. (Æ)	66,112	3,380
Illumina, Inc. (Æ)(Ñ)	205,403	6,593
Invacare Corp. (Ñ)	23,100	518
Inverness Medical Innovations, Inc. (Æ)	65,903	2,505
Kindred Healthcare, Inc. (Æ)	151,209	2,223
Kinetic Concepts, Inc. (Æ)(Ñ)	39,800	1,321
King Pharmaceuticals, Inc. (Æ)	457,007	4,630
Life Technologies Corp. (Æ)	61,102	2,882
Magellan Health Services, Inc. (Æ)	38,300	1,231
MedAssets, Inc. (Æ)(Ñ)	122,200	2,681
Medcath Corp. (Æ)	4,400	36
Mednax, Inc. (Æ)(Ñ)	60,765	3,155
Molina Healthcare, Inc. (Æ)(Ñ)	40,300	754
Mylan, Inc. (Æ)(Ñ)	198,458	3,223
NuVasive, Inc. (Æ)(Ñ)	90,396	3,280
Odyssey HealthCare, Inc. (Æ)	39,700	553
Omnicare, Inc.	94,150	2,040
OSI Systems, Inc. (Æ)	157,877	3,099
Owens & Minor, Inc. (Ñ)	4,900	200
Palomar Medical Technologies, Inc. (Æ)(Ñ)	9,003	91
Par Pharmaceutical Cos., Inc. (Æ)	114,911	2,410
Patterson Cos., Inc. (Æ)(Ñ)	142,953	3,650
PerkinElmer, Inc.	106,656	1,985
PharMerica Corp. (Æ)(Ñ)	33,100	511
Quality Systems, Inc. (Ñ)	29,494	1,800
Res-Care, Inc. (Æ)	10,000	120
STERIS Corp. (Ñ)	162,264	4,748
Sun Healthcare Group, Inc. (Æ)	53,100	482
SXC Health Solutions Corp. (Æ)	104,905	4,792
Techne Corp.	15,397	962
Teleflex, Inc.	78,400	3,900
Thoratec Corp. (Æ)(Ñ)	44,169	1,160
Universal American Corp. (Æ)	45,900	459
Universal Health Services, Inc. Class B	68,800	3,829
Valeant Pharmaceuticals International (Æ)	38,700	1,138
Varian Medical Systems, Inc. (Æ)	36,500	1,496
VCA Antech, Inc. (Æ)(Ñ)	91,265	2,174
Vital Images, Inc. (Æ)	9,500	108
Watson Pharmaceuticals, Inc. Class B (Æ)	77,600	2,671

		145,878

Materials and Processing - 7.1%
A Schulman, Inc.	23,600	410
Aceto Corp.	8,400	47

64	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Agrium, Inc. (Ñ)	29,800	1,399
Airgas, Inc.	100,519	4,459
AK Steel Holding Corp.	76,400	1,212
Albemarle Corp.	78,830	2,489
Allegheny Technologies, Inc. (Ñ)	66,031	2,038
Apogee Enterprises, Inc. (Ñ)	29,400	389
Ashland, Inc.	39,100	1,350
Bway Holding Co. (Æ)	59,692	1,061
Cabot Corp.	102,283	2,243
Carpenter Technology Corp.	82,914	1,744
Clarcor, Inc.	103,600	3,049
Clearwater Paper Corp. (Æ)	19,000	860
Comfort Systems USA, Inc. (Ñ)	80,200	874
Commercial Metals Co. (Ñ)	245,080	3,637
Crown Holdings, Inc. (Æ)	19,500	520
Cytec Industries, Inc.	87,032	2,887
Encore Wire Corp. (Ñ)	29,600	614
Ferro Corp.	14,200	87
FMC Corp.	49,545	2,532
Gammon Gold, Inc. (Æ)(Ñ)	259,342	2,111
General Cable Corp. (Æ)(Ñ)	26,900	838
Gerdau Ameristeel Corp. (Ñ)	254,500	1,731
Gibraltar Industries, Inc. (Ñ)	36,200	392
Griffon Corp. (Æ)	27,100	238
HB Fuller Co.	48,100	919
Huntsman Corp.	77,300	615
Innophos Holdings, Inc.	16,600	321
Insteel Industries, Inc.	118,323	1,316
International Flavors & Fragrances, Inc.	7,100	270
Intrepid Potash, Inc. (Æ)(Ñ)	64,500	1,662
Kaydon Corp.	95,500	3,342
LB Foster Co. Class A (Æ)	2,600	73
Lubrizol Corp.	71,425	4,754
Mueller Water Products, Inc. Class A	275,300	1,233
Neenah Paper, Inc.	2,500	26
Olin Corp.	214,400	3,274
Olympic Steel, Inc. (Ñ)	10,400	263
OM Group, Inc. (Æ)(Ñ)	105,707	2,856
Owens-Illinois, Inc. (Æ)	54,300	1,731
Pactiv Corp. (Æ)	112,200	2,591
PolyOne Corp. (Æ)	76,500	427
Quaker Chemical Corp.	10,200	210
Quanex Building Products Corp.	206,400	3,069
Reliance Steel & Aluminum Co.	102,300	3,732
Rock-Tenn Co. Class A	67,500	2,956
RPM International, Inc.	85,356	1,504
Schnitzer Steel Industries, Inc. Class A (Ñ)	3,700	160
Schweitzer-Mauduit International, Inc.	66,900	3,455
Silgan Holdings, Inc. (Ñ)	10,100	543
Sims Metal Management, Ltd. - ADR	108,395	1,916
Sonoco Products Co.	53,600	1,434
Spartech Corp. (Ñ)	58,900	564
Steel Dynamics, Inc.	230,133	3,081
Stepan Co.	600	34
Stillwater Mining Co. (Æ)	246,767	1,530
Symyx Technologies, Inc. (Æ)	10,100	59
Thompson Creek Metals Co., Inc. (Æ)	168,128	1,712

	Principal Amount ($) or Shares	Market Value $
Timken Co.	74,700	1,646
Titanium Metals Corp.	157,343	1,353
Universal Forest Products, Inc. (Ñ)	13,400	478
Valmont Industries, Inc. (Ñ)	13,995	1,011
Westlake Chemical Corp. (Ñ)	9,100	221
Zoltek Cos., Inc. (Æ)(Ñ)	147,406	1,313

		96,865

Producer Durables - 16.0%
AAR Corp. (Æ)	92,100	1,806
Actuant Corp. Class A (Ñ)	85,786	1,339
Administaff, Inc.	110,900	2,753
AGCO Corp. (Æ)(Ñ)	120,119	3,377
Alaska Air Group, Inc. (Æ)(Ñ)	16,100	414
Alexander & Baldwin, Inc.	89,674	2,585
AM Castle & Co.	1,000	11
American Railcar Industries, Inc.	7,100	71
Ametek, Inc.	29,900	1,043
AO Smith Corp.	34,700	1,375
Applied Industrial Technologies, Inc.	84,015	1,700
Arkansas Best Corp. (Ñ)	26,700	689
Astec Industries, Inc. (Æ)(Ñ)	79,732	1,834
Baldor Electric Co.	53,600	1,386
Barnes Group, Inc.	160,900	2,550
BE Aerospace, Inc. (Æ)	154,434	2,738
Brink’s Co. (The)	116,400	2,762
Bristow Group, Inc. (Æ)(Ñ)	115,548	3,368
Bucyrus International, Inc. Class A	95,160	4,227
CDI Corp.	6,200	76
Ceradyne, Inc. (Æ)	134,131	2,173
Chicago Bridge & Iron Co. NV (Æ)	133,180	2,505
ClearOne Communications, Inc. (Æ)	333	1
Columbus McKinnon Corp. (Æ)(Ñ)	12,100	200
Con-way, Inc.	30,300	1,000
Convergys Corp. (Æ)	93,105	1,010
Copart, Inc. (Æ)	49,160	1,582
Corporate Executive Board Co. (The)	116,000	2,785
Crane Co.	92,600	2,579
Cross Country Healthcare, Inc. (Æ)	14,400	119
Cubic Corp.	45,600	1,583
Curtiss-Wright Corp.	92,900	2,770
Deluxe Corp. (Ñ)	8,400	120
Dover Corp.	29,000	1,093
DryShips, Inc. (Æ)(Ñ)	386,319	2,333
Ducommun, Inc.	76,752	1,306
DXP Enterprises, Inc. (Æ)(Ñ)	10,500	121
Dycom Industries, Inc. (Æ)	38,600	381
DynCorp International, Inc. Class A (Æ)	13,700	233
Electro Rent Corp. (Ñ)	293,515	3,144
EMCOR Group, Inc. (Æ)	53,900	1,273
Empresa Brasileira de Aeronautica SA - ADR (Æ)	75,531	1,530
EnerSys (Æ)(Ñ)	164,183	3,628
Ennis, Inc.	102,000	1,545
EnPro Industries, Inc. (Æ)(Ñ)	5,200	117
Esterline Technologies Corp. (Æ)	49,254	2,074
ExlService Holdings, Inc. (Æ)	86,285	1,174

Russell U.S. Small & Mid Cap Fund	65

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Flowserve Corp.	17,100	1,679
Foster Wheeler AG (Æ)	196,514	5,500
Franklin Electric Co., Inc.	7,000	191
FreightCar America, Inc.	8,100	191
FTI Consulting, Inc. (Æ)(Ñ)	51,364	2,096
G&K Services, Inc. Class A	107,378	2,378
Gardner Denver, Inc. (Æ)	19,100	686
General Maritime Corp.	83,584	576
Genesee & Wyoming, Inc. Class A (Æ)(Ñ)	63,886	1,853
Geo Group, Inc. (The) (Æ)	201,337	4,258
Global Sources, Ltd. (Æ)(Ñ)	8,100	50
Granite Construction, Inc.	102,700	2,933
Greenbrier Cos., Inc.	4,400	39
H&E Equipment Services, Inc. (Æ)(Ñ)	20,700	219
Hewitt Associates, Inc. Class A (Æ)(Ñ)	94,200	3,346
IDEX Corp.	141,233	4,015
Insituform Technologies, Inc. Class A (Æ)	125,532	2,661
Jacobs Engineering Group, Inc. (Æ)	59,304	2,508
JB Hunt Transport Services, Inc.	45,872	1,379
Joy Global, Inc.	137,583	6,936
K-Sea Transportation Partners, LP (Ñ)	71,000	862
Kaman Corp. Class A	124,012	2,562
KBR, Inc.	260,553	5,334
Kelly Services, Inc. Class A	6,600	73
Kennametal, Inc.	164,574	3,877
Kforce, Inc. (Æ)(Ñ)	20,167	237
Knight Transportation, Inc. (Ñ)	303,491	4,868
Landstar System, Inc.	31,697	1,117
Layne Christensen Co. (Æ)	60,929	1,578
Lexmark International, Inc. Class A (Æ)	81,400	2,076
McDermott International, Inc. (Æ)	269,406	5,989
NACCO Industries, Inc. Class A (Ñ)	26,096	1,555
Nalco Holding Co.	105,615	2,234
Navistar International Corp. (Æ)	33,703	1,117
Old Dominion Freight Line, Inc. (Æ)	42,377	1,101
Oshkosh Corp.	75,300	2,354
PHH Corp. (Æ)(Ñ)	132,862	2,147
PHI, Inc. (Æ)	109,520	1,882
Pitney Bowes, Inc.	65,703	1,610
Powell Industries, Inc. (Æ)	35,495	1,306
Quanta Services, Inc. (Æ)(Ñ)	142,198	3,015
Robbins & Myers, Inc. (Ñ)	91,309	2,118
Robert Half International, Inc.	104,688	2,429
Roper Industries, Inc.	94,511	4,778
RR Donnelley & Sons Co.	117,300	2,355
Ryder System, Inc.	41,600	1,687
Safe Bulkers, Inc.	134,420	936
Saia, Inc. (Æ)	14,399	211
Shaw Group, Inc. (The) (Æ)	43,500	1,116
Skywest, Inc.	48,600	679
Southwest Airlines Co.	233,868	1,965
Spherion Corp. (Æ)	25,500	126
Spirit Aerosystems Holdings, Inc. Class A (Æ)(Ñ)	105,200	1,675
SPX Corp.	21,700	1,145
Standard Register Co. (The) (Ñ)	20,200	96
StealthGas, Inc.	193,809	1,244

	Principal Amount ($) or Shares	Market Value $
Steelcase, Inc. Class A (Ñ)	59,100	341
Sterling Construction Co., Inc. (Æ)(Ñ)	14,200	229
Teekay Tankers, Ltd. Class A (Ñ)	62,300	505
Terex Corp. (Æ)	15,200	307
Tidewater, Inc. (Ñ)	73,400	3,059
Trinity Industries, Inc. (Ñ)	187,700	3,168
Triumph Group, Inc. (Ñ)	13,365	626
TrueBlue, Inc. (Æ)	31,600	382
Tutor Perini Corp. (Æ)(Ñ)	118,100	2,085
Twin Disc, Inc.	3,000	28
Unifirst Corp.	3,700	156
URS Corp. (Æ)	193,075	7,503
Wabtec Corp. (Ñ)	106,372	3,910
Waste Connections, Inc. (Æ)(Ñ)	89,088	2,800
Werner Enterprises, Inc.	29,600	555
Woodward Governor Co. (Ñ)	193,071	4,539

		217,624

Technology - 18.7%
3Com Corp. (Æ)	546,300	2,808
AboveNet, Inc. (Æ)	24,066	1,165
Acxiom Corp. (Æ)(Ñ)	61,714	708
Adaptec, Inc. (Æ)	436,942	1,394
ADC Telecommunications, Inc. (Æ)	68,800	447
Adtran, Inc. (Ñ)	106,094	2,444
Advanced Analogic Technologies, Inc. (Æ)(Ñ)	210,500	663
Amdocs, Ltd. (Æ)	71,007	1,789
Amkor Technology, Inc. (Æ)(Ñ)	142,600	786
Amphenol Corp. Class A	174,173	6,988
Ansys, Inc. (Æ)(Ñ)	235,174	9,543
Ariba, Inc. (Æ)(Ñ)	320,317	3,786
Arris Group, Inc. (Æ)	44,900	461
Arrow Electronics, Inc. (Æ)	134,100	3,398
Art Technology Group, Inc. (Æ)(Ñ)	354,395	1,460
Aruba Networks, Inc. (Æ)	116,697	913
Atheros Communications, Inc. (Æ)(Ñ)	77,000	1,896
Avid Technology, Inc. (Æ)	22,800	288
Avnet, Inc. (Æ)(Ñ)	230,600	5,714
AVX Corp.	215,500	2,439
Benchmark Electronics, Inc. (Æ)(Ñ)	115,325	1,937
Black Box Corp.	17,800	472
Brocade Communications Systems, Inc. (Æ)	236,310	2,028
Brooks Automation, Inc. (Æ)	22,300	153
Cadence Design Systems, Inc. (Æ)	279,622	1,708
Check Point Software Technologies (Æ)	82,000	2,548
Ciber, Inc. (Æ)	222,100	715
Cirrus Logic, Inc. (Æ)(Ñ)	281,700	1,363
Cogent, Inc. (Æ)	80,418	776
Cognex Corp.	212,600	3,421
Cogo Group, Inc. (Æ)	89,155	500
Cohu, Inc.	173,469	1,974
CommScope, Inc. (Æ)(Ñ)	117,956	3,187
Compuware Corp. (Æ)	227,800	1,608
Comverse Technology, Inc. (Æ)	56,312	473
Concur Technologies, Inc. (Æ)(Ñ)	137,058	4,885
Cree, Inc. (Æ)	109,175	4,596

66	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

CSG Systems International, Inc. (Æ)	11,800	193
CTS Corp. (Ñ)	49,000	439
DealerTrack Holdings, Inc. (Æ)	67,594	1,114
Digital River, Inc. (Æ)(Ñ)	49,861	1,138
DSP Group, Inc. (Æ)	3,100	18
Earthlink, Inc.	351,100	2,844
Electro Scientific Industries, Inc. (Æ)(Ñ)	314,545	3,441
Emcore Corp. (Æ)	29,200	30
Equinix, Inc. (Æ)(Ñ)	109,142	9,312
Extreme Networks (Æ)	26,510	53
F5 Networks, Inc. (Æ)	125,421	5,630
Fairchild Semiconductor International, Inc. Class A (Æ)	16,700	125
Flextronics International, Ltd. (Æ)	777,751	5,040
Harris Stratex Networks, Inc. Class A (Æ)	49,700	313
Hittite Microwave Corp. (Æ)	156,622	5,764
Imation Corp.	24,400	215
Informatica Corp. (Æ)	95,210	2,021
Infospace, Inc. (Æ)	20,700	177
Ingram Micro, Inc. Class A (Æ)	185,700	3,278
Internap Network Services Corp. (Æ)(Ñ)	1,900	6
International Rectifier Corp. (Æ)	254,335	4,649
Intersil Corp. Class A	488,493	6,131
Jabil Circuit, Inc.	70,900	949
Lam Research Corp. (Æ)(Ñ)	96,616	3,258
Lattice Semiconductor Corp. (Æ)	85,600	163
LSI Corp. (Æ)(Ñ)	215,400	1,103
Marvell Technology Group, Ltd. (Æ)	146,500	2,010
Methode Electronics, Inc. (Ñ)	29,600	215
Micrel, Inc.	352,540	2,633
Microchip Technology, Inc. (Ñ)	60,638	1,453
Micros Systems, Inc. (Æ)	135,006	3,634
Molex, Inc. (Ñ)	86,238	1,610
Netgear, Inc. (Æ)	19,800	361
Netlogic Microsystems, Inc. (Æ)	51,692	1,965
Newport Corp. (Æ)	15,000	112
NICE Systems, Ltd. - ADR (Æ)	173,750	5,381
Novell, Inc. (Æ)	188,600	771
Novellus Systems, Inc. (Æ)	83,200	1,712
NVIDIA Corp. (Æ)	169,370	2,026
Omnivision Technologies, Inc. (Æ)(Ñ)	172,397	2,114
Openwave Systems, Inc. (Æ)(Ñ)	90,000	204
Oplink Communications, Inc. (Æ)	58,700	871
Pegasystems, Inc. (Ñ)	37,640	1,079
Perceptron, Inc. (Æ)(Å)	425,425	1,434
Photronics, Inc. (Æ)	262,000	1,095
Plexus Corp. (Æ)	21,300	539
PMC - Sierra, Inc. (Æ)	204,790	1,745
Powerwave Technologies, Inc. (Æ)(Ñ)	129,490	162
QLogic Corp. (Æ)	332,414	5,831
Rackspace Hosting, Inc. (Æ)(Ñ)	127,035	2,128
Red Hat, Inc. (Æ)	21,900	565
RF Micro Devices, Inc. (Æ)(Ñ)	42,600	170
Riverbed Technology, Inc. (Æ)	45,823	939
Rovi Corp. (Æ)	172,650	4,756
SAIC, Inc. (Æ)(Ñ)	146,061	2,587
Salesforce.com, Inc. (Æ)	126,120	7,157

	Principal Amount ($) or Shares	Market Value $
Sanmina-SCI Corp. (Æ)	130,556	838
SBA Communications Corp. Class A (Æ)(Ñ)	127,033	3,584
Seagate Technology	53,187	742
Silicon Image, Inc. (Æ)	75,300	159
Silicon Laboratories, Inc. (Æ)(Ñ)	79,167	3,317
Siliconware Precision Industries Co. - ADR (Ñ)	229,221	1,543
Sina Corp. (Æ)	56,963	2,130
Skyworks Solutions, Inc. (Æ)	181,700	1,895
SolarWinds, Inc. (Æ)(Ñ)	64,294	1,144
SonicWALL, Inc. (Æ)	114,200	907
Sonus Networks, Inc. (Æ)	155,100	298
Standard Microsystems Corp. (Æ)	3,600	69
Sybase, Inc. (Æ)(Ñ)	50,400	1,994
Symmetricom, Inc. (Æ)	5,100	24
SYNNEX Corp. (Æ)(Ñ)	74,700	1,922
Synopsys, Inc. (Æ)	44,000	968
Taleo Corp. Class A (Æ)(Ñ)	109,781	2,387
Technitrol, Inc.	94,252	734
Tellabs, Inc. (Æ)	960,568	5,783
THQ, Inc. (Æ)	44,100	231
TIBCO Software, Inc. (Æ)	263,200	2,303
Tier Technologies, Inc. Class B (Æ)(Ñ)(Å)	390,296	3,193
Trident Microsystems, Inc. (Æ)(Ñ)	22,600	42
TTM Technologies, Inc. (Æ)(Ñ)	17,500	178
United Online, Inc.	203,000	1,624
Varian Semiconductor Equipment Associates, Inc. (Æ)	102,651	2,914
Veeco Instruments, Inc. (Æ)(Ñ)	7,883	192
VeriFone Holdings, Inc. (Æ)(Ñ)	257,577	3,426
Verint Systems, Inc. (Æ)	66,459	1,023
Vishay Intertechnology, Inc. (Æ)	590,355	3,678
Volterra Semiconductor Corp. (Æ)(Ñ)	109,100	1,511
Web.com Group, Inc. (Æ)	11,100	78
Western Digital Corp. (Æ)	60,900	2,051
White Electronic Designs Corp. (Æ)(Å)	774,931	3,402
Zoran Corp. (Æ)	187,396	1,662

		254,043

Utilities - 3.2%
AGL Resources, Inc.	25,500	891
Allete, Inc.	93,800	3,175
Atmos Energy Corp.	149,100	4,152
Black Hills Corp. (Ñ)	81,200	1,979
CenturyTel, Inc.	43,700	1,419
Chesapeake Utilities Corp.	2,200	70
Hawaiian Electric Industries, Inc.	127,900	2,283
Integrys Energy Group, Inc. (Ñ)	24,400	844
j2 Global Communications, Inc. (Æ)(Ñ)	29,562	605
Laclede Group, Inc. (The)	66,269	2,035
Millicom International Cellular SA (Æ)	37,479	2,348
Mirant Corp. (Æ)(Ñ)	98,500	1,377
Neutral Tandem, Inc. (Æ)(Ñ)	136,844	2,886
New Jersey Resources Corp. (Ñ)	35,299	1,243
Nicor, Inc. (Ñ)	28,700	1,064
Northwest Natural Gas Co.	22,099	924
Pepco Holdings, Inc.	120,400	1,798

Russell U.S. Small & Mid Cap Fund	67

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Piedmont Natural Gas Co., Inc.	127,000	2,957
Pinnacle West Capital Corp.	4,000	125
Portland General Electric Co. (Ñ)	30,200	561
RRI Energy, Inc. (Æ)	26,900	142
Southwest Gas Corp. (Ñ)	135,390	3,383
UGI Corp.	214,300	5,118
Unitil Corp.	7,000	145
US Cellular Corp. (Æ)	44,187	1,618
Vectren Corp.	36,305	818

		43,960

Total Common Stocks (cost $1,216,417)		1,297,039

Short-Term Investments - 4.3%
Russell Investment Company Russell Money Market Fund (£)	41,377,000	41,377
State Street Euro Commercial Paper (ç)(ž) 0.010% due 11/02/09	17,700	17,700

Total Short-Term Investments (cost $59,077)		59,077

Other Securities - 25.7%
Russell U.S. Cash Collateral Fund (×)	161,009,871	161,010
State Street Securities Lending Quality Trust (×)	189,267,375	188,211

Total Other Securities (cost $350,277)		349,221

Total Investments - 125.3% (identified cost $1,625,771)		1,705,337

Other Assets and Liabilities, Net - (25.3%)		(343,835)

Net Assets - 100.0%		1,361,502

See accompanying notes which are an integral part of the financial statements.

68	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 2000 Mini Index (CME)	1,125	USD	63,203	12/09	(3,261)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(3,261)

Presentation of Portfolio Holdings — October 31, 2009

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$210,708	$—	$—	$210,708	15.5
Consumer Staples	29,668	—	—	29,668	2.2
Energy	79,235	—	—	79,235	5.8
Financial Services	219,058	—	—	219,058	16.1
Health Care	145,878	—	—	145,878	10.7
Materials and Processing	96,865	—	—	96,865	7.1
Producer Durables	217,624	—	—	217,624	16.0
Technology	254,043	—	—	254,043	18.7
Utilities	43,960	—	—	43,960	3.2
Short-Term Investments	41,377	17,700	—	59,077	4.3
Other Securities	—	349,221	—	349,221	25.7

Total Investments	1,338,416	366,921	—	1,705,337	125.3

Other Assets and Liabilities, Net					(25.3)

					100.0

Other Financial Instruments
Futures Contracts	(3,261)	—	—	(3,261)	(0.2)

Total Other Financial Instruments*	(3,261)	—	—	(3,261)

*	Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small & Mid Cap Fund	69

Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Russell International Developed Markets Fund - Class A ‡
	Total Return
1 Year	15.40%
5 Years	2.66	%§
10 Years	1.15	%§

Russell International Developed Markets Fund - Class C ‡‡
	Total Return
1 Year	21.50%
5 Years	3.69	%§
10 Years	1.66	%§

Russell International Developed Markets Fund - Class E
	Total Return
1 Year	22.57%
5 Years	3.90	%§
10 Years	1.76	%§

Russell International Developed Markets Fund - Class I
	Total Return
1 Year	22.84%
5 Years	4.15	%§
10 Years	1.99	%§

Russell International Developed Markets Fund - Class S ‡‡‡
	Total Return
1 Year	22.67%
5 Years	4.12	%§
10 Years	1.98	%§

Russell International Developed Markets Fund - Class Y ‡‡‡‡
	Total Return
1 Year	22.87%
5 Years	4.21	%§
10 Years	2.06	%§

MSCI EAFE® Index Net (USD) **
	Total Return
1 Year	27.71%
5 Years	5.10	%§
10 Years	2.05	%§

70	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Russell International Developed Markets Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has nine money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long-term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Russell International Developed Markets Fund Class A, Class C, Class E, Class I, Class S and Class Y gained 22.44%, 21.50%, 22.57%, 22.84%, 22.67% and 22.87%, respectively. This compared to the MSCI EAFE® Index Net (USD), which gained 27.71% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

In accordance with the Fund’s fair value procedures, on October 31, 2008 the day prior to the start of the fiscal year and on October 30, 2009 the last trading day of the fiscal year, a portion of the Fund’s portfolio securities were fair valued as a result of a material decrease of the U.S. securities market. The Fund’s benchmark does not fair value its constituent securities following such an event. As a result, fair valuation had a negative impact on Fund performance relative to its benchmark.

For the year ending October 31, 2009, the Lipper® International Large-Cap Core Funds Average gained 23.62%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Over the year ended October 31, 2009, the Fund’s money managers found the volatile market environment challenging. The sharp sell off of stocks over the course of 2008 and well into the first quarter of 2009 was followed by a strong rebound. These large shifts in market trends impacted Fund performance negatively as the money managers repositioned their portfolios in response to rapidly changing market conditions.

The Fund’s money managers were aggressively positioned during 2008 with portfolios positioned to benefit from strong economic growth globally. As extreme risk aversion entered the market, the Fund’s holdings in cyclical sectors and emerging markets lagged during the October 2008-March 2009 period. This had a particularly big impact on the performance of the Fund’s momentum-driven money managers, Wellington, Axiom, and UBS whose investment strategies are focused on following the dominant trends of the market.

As the global financial and economic crises showed signs of abating in late March 2009, the Fund underperformed due to more conservative positioning. Based on concerns for the overall health of the drivers of global economic growth, and particularly the impairment of credit markets in supporting growth, the Fund’s money managers lowered exposure to more financially and economy sensitive stocks and sectors. They put greater emphasis on stocks and sectors they believed capable of sustaining modest levels of growth with lower risk of credit problems amidst the slower growth of the world’s economies. This negatively impacted Fund performance as markets rallied in response to efforts by governments globally to mitigate the financial and economic crises and market leadership shifted to distressed value stocks and industrial cyclical, those more tied to the economic cycle. The Fund’s overweight to health care and consumer staples stocks detracted from performance as these stocks lagged in the market recovery. The money managers were also overweight technology stocks, on the belief that they would benefit from stronger, restructured balance sheets and deferred technology capital spending by global corporations. All three sectors of these underperformed in the period.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The market was very narrowly led. Only four of the ten economic sectors comprising the MSCI EAFE Index, a representation of the broad non-US developed markets, performed better than the broad index. Exposure to materials, industrials and financials was critical to success in the period. While the Fund’s diversification of investment strategies contributed positively to performance in dramatically changing markets, the fund did not have enough exposure to these critical sectors. Stocks of companies with predictable earnings performed best as markets fell during the October 2008 to March 2009 period. The more defensive strategies of the Fund’s value managers, Mondrian Investment Partners Limited and Altrinsic Global Advisors, LLC, and growth manager, MFS Institutional Advisors, Inc. performed well in this period as they effectively tapped these trends. In contrast, Wellington Management Company. LLP, underperformed as its emphasis on stocks of companies with high rates of growth which underperformed amidst mounting skepticism of investors towards the ability of companies to maintain growth in earnings as the global economy entered a period of foreseeable slower growth.

As the market recovered, deep value strategies emphasizing stocks trading at low price-to-book values and strategies inclined to accepting significant balance sheet risk, i.e., highly leveraged companies outperformed. The Fund was underweight these stocks. Alliance Bernstein L.P. provided some exposure to deeper value but was negatively impacted by its preference for stocks with momentum in underlying earnings. Higher quality

Russell International Developed Markets Fund	71

Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

growth stocks also performed well and MFS and Marsico Capital Management, LLC performed well in this period. Marsico was the best performer as it effectively identified companies capable of producing better-than-expected growth as the market recovered. Its material overweight to emerging market stocks and effective security selection in financials helped its performance in an otherwise less supportive environment for growth strategies, especially those more focused on higher growth companies.

The strategies of the Fund’s other money managers were generally ineffective in the period. The managers were focused on either higher growth or higher quality/defensive value opportunities. These managers lagged in the period as the market remained skeptical of earnings growth and less interested in the defensive attributes of companies with higher quality balance sheets. Mondrian underperformed during this period as its larger cap, defensive value focus did not participate in the rebound of lower quality stocks. Additionally, the momentum-driven growth strategies proved ineffective in the period. This resulted in less favorable results from Wellington, UBS Global Asset Management (Americas) Inc., and Axiom International Investors LLC.

RIMCo employed a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determined not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzed the holdings in the Fund segments assigned to money managers to identify particular stocks that had been selected and were held in overweight positions by multiple money managers. RIMCo used a proprietary model to rank these stocks. Based on this ranking, RIMCo purchased additional shares of certain stocks for the Fund. RIMCo performed this analysis and ranking, and purchased or sold stocks based on this analysis and ranking, on a regular, periodic basis. The strategy was designed to increase the Fund’s exposure to stocks that were viewed as attractive by multiple money managers. The select holdings strategy had a negative impact on excess returns. It underperformed the benchmark for the period. The strategy was suspended in the International Developed Markets Fund in late July 2009.

Describe any changes to the Fund’s structure or the money manager line-up.

Wellington Management Company was replaced by William Blair & Company, LLC in May. The Select Holdings Strategy was suspended in July. In August, Altrinsic was replaced by Pzena Investment Management, LLC.

Money Managers as of October 31, 2009	Styles
AllianceBernstein L.P.	Value
AQR Capital Management, LLC	Market Oriented
Axiom International Investors LLC	Growth
Marsico Capital Management, LLC	Growth
MFS Institutional Advisors, Inc.	Growth
Mondrian Investment Partners Limited	Value
Penza Investment Management, LLC	Value
UBS Global Asset Management (Americas) Inc.	Growth
William Blair & Company, LLC	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1999.

**

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares from November 1, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares from November 1, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

‡‡‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

72	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,283.90	$1,019.00
Expenses Paid During Period*	$7.08	$6.26

*	Expenses are equal to the Fund’s annualized expense ratio of 1.23% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,278.60	$1,015.22
Expenses Paid During Period*	$11.37	$10.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.98% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,284.60	$1,019.66
Expenses Paid During Period*	$6.33	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Russell International Developed Markets Fund	73

Russell Investment Company

Russell International Developed Markets Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,285.80	$1,020.92
Expenses Paid During Period*	$4.90	$4.33

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,285.20	$1,020.27
Expenses Paid During Period*	$5.64	$4.99

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,286.20	$1,021.12
Expenses Paid During Period*	$4.67	$4.13

*	Expenses are equal to the Fund’s annualized expense ratio of 0.81% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

74	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 92.8%
Australia - 4.4%
ABC Learning Centres, Ltd. (Æ)(Å)	43,374	21
Amcor, Ltd.	2,919,927	15,006
AMP, Ltd.	1,260,412	6,584
Ansell, Ltd. - GDR	35,062	321
Arrow Energy, Ltd. (Æ)	42,381	153
ASX, Ltd.	4,999	150
Australia & New Zealand Banking Group, Ltd. (Ñ)	481,343	9,791
AWB, Ltd. (Ñ)	236,302	256
AXA Asia Pacific Holdings, Ltd.	92,584	345
BGP Holdings PLC (Æ)	559,805	—
BHP Billiton, Ltd.	471,367	15,478
BHP Billiton, Ltd. - ADR (Ñ)	71,600	4,696
CFS Retail Property Trust (ö)(Ñ)	112,154	191
Challenger Financial Services Group, Ltd.	222,279	727
Commonwealth Bank of Australia (Ñ)	75,629	3,481
Computershare, Ltd.	25,627	248
Consolidated Media Holdings, Ltd.	118,353	321
CSL, Ltd.	305,547	8,590
David Jones, Ltd. (Ñ)	136,159	636
Dexus Property Group (ö)	104,811	74
Downer EDI, Ltd.	90,756	684
Foster’s Group, Ltd.	2,402,570	11,705
Goodman Group	102,631	56
GPT Group (ö)	198,660	103
Harvey Norman Holdings, Ltd. (Ñ)	802,357	2,828
Incitec Pivot, Ltd.	1,702,426	3,955
Lend Lease Corp., Ltd.	194,735	1,602
MacArthur Coal, Ltd.	213,285	1,604
Macquarie Group, Ltd. (Ñ)	101,500	4,409
Macquarie Infrastructure Group (Ñ)	976,390	1,256
MAP Group	438,419	1,122
MAP Group (Æ)	39,856	103
Mirvac Group (ö)	74,315	97
National Australia Bank, Ltd. (Ñ)	764,728	20,087
Newcrest Mining, Ltd.	17,324	493
Origin Energy, Ltd.	39,774	565
Paladin Energy, Ltd. (Æ)	39,123	142
Qantas Airways, Ltd.	725,200	1,781
QBE Insurance Group, Ltd.	417,021	8,393
Rio Tinto, Ltd.	130,005	7,219
Santos, Ltd.	99,081	1,316
Sigma Pharmaceuticals, Ltd. (Ñ)	381,820	319
Stockland (ö)	88,849	295
TABCORP Holdings, Ltd.	237,264	1,507
Telstra Corp., Ltd.	7,534,190	22,446
Wesfarmers, Ltd.	611,885	15,077
Westfield Group (ö)	86,772	929
Westpac Banking Corp. (Ñ)	73,412	1,710
Woolworths, Ltd.	131,218	3,356
WorleyParsons, Ltd.	139,744	3,246

		185,474

Austria - 0.1%
Erste Group Bank AG (Ñ)	82,590	3,319

	Principal Amount ($) or Shares	Market Value $
Belgium - 0.8%
Anheuser-Busch InBev NV	458,763	21,560
Delhaize Group SA	46,328	3,145
Fortis	718,051	3,104
Fortis (Æ)	255,564	1
KBC Groep NV (Æ)	137,690	5,879
Tessenderlo Chemie NV	3,877	142

		33,831

Bermuda - 1.4%
Cheung Kong Infrastructure Holdings, Ltd.	27,000	96
Esprit Holdings, Ltd.	2,052,476	13,437
Invesco, Ltd.	339,600	7,183
Jardine Matheson Holdings, Ltd.	244,200	7,276
Li & Fung, Ltd. (Ñ)	2,293,000	9,495
Mongolia Energy Co., Ltd. (Æ)	171,000	72
Noble Group, Ltd. (Ñ)	3,803,000	6,939
Orient Overseas International, Ltd.	25,000	122
RenaissanceRe Holdings, Ltd.	190,600	10,006
Seadrill, Ltd. (Æ)(Ñ)	120,700	2,517

		57,143

Brazil - 2.4%
Banco do Brasil SA	43,800	701
BM&F Bovespa SA	1,201,200	7,773
Cyrela Brazil Realty SA	591,700	7,558
Gafisa SA	689,297	10,228
Itau Unibanco Holding SA - ADR (Ñ)	363,934	6,966
JBS SA	317,700	1,762
OGX Petroleo e Gas Participacoes SA	9,900	8,008
PDG Realty SA Empreendimentos e Participacoes	821,200	6,946
Petroleo Brasileiro SA - ADR	727,769	33,638
Vale SA Class B (Ñ)	520,300	13,263
Votorantim Celulose e Papel SA - ADR (Æ)(Ñ)	159,600	2,193
Weg SA	176,000	1,738

		100,774

Canada - 2.0%
Agnico-Eagle Mines, Ltd.	21,181	1,134
Barrick Gold Corp.	43,000	1,545
Biovail Corp. (Ñ)	119,500	1,612
Brookfield Asset Management, Inc. (Ñ)	186,200	3,892
Canadian Imperial Bank of Commerce (Ñ)(Þ)	58,800	3,369
Canadian National Railway Co.	369,070	17,804
Canadian Natural Resources, Ltd.	132,400	8,592
EnCana Corp.	76,400	4,236
Fairfax Financial Holdings, Ltd. (Ñ)	4,200	1,502
Gildan Activewear, Inc. Class A (Æ)	148,100	2,626
Goldcorp, Inc.	68,601	2,523
Lundin Mining Corp (Æ)	739,200	2,972
Magna International, Inc. Class A	175,475	6,954
National Bank of Canada	30,300	1,579
Nexen, Inc.	237,741	5,115

Russell International Developed Markets Fund	75

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Research In Motion, Ltd. (Æ)	58,506	3,436
Sun Life Financial, Inc. (Ñ)	28,900	799
Suncor Energy, Inc.	143,508	4,764
Teck Resources, Ltd. Class B (Æ)	221,500	6,430
Telus Corp.	76,500	2,280

		83,164

Cayman Islands - 0.5%
ASM Pacific Technology, Ltd.	309,400	2,400
Baidu, Inc. - ADR (Æ)	13,276	5,017
Belle International Holdings, Ltd.	3,839,000	3,867
China High Speed Transmission Equipment Group Co., Ltd.	313,000	625
Ctrip.com International, Ltd. - ADR (Æ)	78,000	4,176
Tencent Holdings, Ltd.	164,500	2,871

		18,956

China - 0.9%
Anhui Conch Cement Co., Ltd. Class H (Ñ)	242,000	1,566
China Construction Bank Corp. Class H	1,992,000	1,711
China Life Insurance Co., Ltd. Class H (Ñ)	2,294,000	10,588
China Railway Construction Corp., Ltd.	2,746,500	3,634
China Zhongwang Holdings, Ltd. (Æ)(Ñ)	2,720,000	2,546
Dongfeng Motor Group Co., Ltd. Class H	4,316,000	5,118
Guangzhou R&F Properties Co., Ltd. (Ñ)	1,191,600	2,235
Industrial & Commercial Bank of China	2,145,000	1,706
Li Ning Co., Ltd. (Ñ)	1,147,500	3,087
Longtop Financial Technologies, Ltd. - ADR (Æ)(Ñ)	97,500	2,584
Netease.com - ADR (Æ)(Ñ)	44,700	1,726
Yanzhou Coal Mining Co., Ltd. Class H	2,148,000	3,295

		39,796

Cyprus - 0.0%
Marfin Popular Bank Public Co., Ltd.	495,529	2,111

Czech Republic - 0.1%
Komercni Banka AS	20,568	4,075

Denmark - 1.1%
Carlsberg A/S Class B	28,530	1,994
Danske Bank A/S (Æ)	468,438	10,807
FLSmidth & Co. A/S	44,740	2,355
H Lundbeck A/S (Ñ)	17,361	335
Novo Nordisk A/S Series B	156,122	9,709
Novozymes A/S Class B (Ñ)	30,680	2,810
Vestas Wind Systems A/S (Æ)(Ñ)	262,340	18,476

		46,486

Finland - 0.7%
Konecranes OYJ	46,269	1,234
Metso OYJ (Æ)	39,131	1,092
Nokia OYJ	1,538,587	19,415
Sampo OYJ Class A	44,835	1,073
UPM-Kymmene OYJ	511,632	6,155

		28,969

	Principal Amount ($) or Shares	Market Value $
France - 10.9%
Accor SA	53,424	2,567
Air Liquide SA	89,082	9,620
Alcatel-Lucent (Æ)(Ñ)	2,250,764	8,419
Alstom SA	268,285	18,575
AXA SA	768,104	19,088
BNP Paribas (Ñ)	324,630	24,421
Bouygues SA (Ñ)	47,368	2,229
Capital Gemini SA	172,100	7,989
Carrefour SA	376,136	16,156
Casino Guichard Perrachon SA	36,200	2,875
Christian Dior SA	19,560	1,951
Cie de Saint-Gobain (Ñ)	383,519	18,672
CNP Assurances	104,230	10,080
Compagnie Generale des Etablissements Michelin Class B	64,066	4,748
Credit Agricole SA (Ñ)	959,297	18,424
Electricite de France (Ñ)	97,700	5,433
France Telecom SA (Ñ)	858,828	21,235
GDF Suez	279,224	11,686
GDF Suez (Æ)	55,671	—
Groupe Danone SA	138,762	8,338
Iliad SA (Ñ)	33,820	3,661
Lagardere SCA	340,296	15,362
Legrand SA (Ñ)	222,740	6,049
LVMH Moet Hennessy Louis Vuitton SA (Ñ)	223,084	23,143
M6-Metropole Television	37,883	913
Natixis (Æ)	863,044	4,839
Nexans SA	37,166	2,623
Pernod-Ricard SA (Ñ)	113,396	9,464
PPR	10,609	1,157
Publicis Groupe	462,911	17,611
Renault SA (Æ)	96,100	4,296
Rhodia SA (Æ)	162,576	2,386
Safran SA	288,652	4,671
Sanofi-Aventis SA	213,541	15,608
Schneider Electric SA (Ñ)	299,490	31,108
Societe Generale (Ñ)	324,880	21,579
S.O.I.T.E.C. (Æ)(Ñ)	231,573	3,150
Teleperformance - GDR	44,126	1,416
Total SA (Ñ)	550,898	32,804
Total SA - ADR	17,900	1,075
Unibail-Rodamco SE (ö)(Ñ)	4,400	974
Valeo SA (Æ)	58,027	1,573
Vallourec SA (Ñ)	54,378	8,598
Vinci SA	101,788	5,313
Vivendi	1,098,513	30,427

		462,306

Germany - 6.9%
Aixtron AG (Æ)	59,625	1,777
Allianz SE	82,947	9,506
BASF SE	449,522	24,048
Bayer AG (Ñ)	329,647	22,833
Bayerische Motoren Werke AG	76,700	3,748
Beiersdorf AG (Ñ)	102,350	6,295

76	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Celesio AG (Ñ)	20,000	498
Commerzbank AG (Æ)(Ñ)	265,415	2,749
Daimler AG (Ñ)	667,119	32,474
Deutsche Bank AG	152,596	11,050
Deutsche Boerse AG	110,480	8,960
Deutsche Lufthansa AG	134,852	2,077
Deutsche Post AG	395,562	6,677
Deutsche Telekom AG (Ñ)	1,413,070	19,273
E.ON AG	527,148	20,149
GEA Group AG	130,683	2,468
Hannover Rueckversicherung AG (Æ)	46,867	2,103
HeidelbergCement AG	50,130	2,986
Henkel AG & Co. KGaA	1,215	48
Hochtief AG	12,461	936
Infineon Technologies AG (Æ)(Ñ)	2,055,227	9,242
Linde AG	173,860	18,182
Merck KGaA	92,390	8,679
Metro AG (Ñ)	179,217	9,957
MTU Aero Engines Holding AG	39,135	1,780
Muenchener Rueckversicherungs AG	66,483	10,545
RWE AG	334,850	29,320
Salzgitter AG	9,521	854
SAP AG	213,662	9,655
Siemens AG	31,639	2,851
ThyssenKrupp AG	209,150	6,728
Tognum AG	19,346	296
United Internet AG (Æ)(Ñ)	121,913	1,589
Volkswagen AG (Ñ)	4,798	780

		291,113

Greece - 0.2%
National Bank of Greece SA (Æ)	137,706	5,000
Public Power Corp. SA (Æ)	159,084	3,234

		8,234

Guernsey - 0.2%
Amdocs, Ltd. (Æ)	421,200	10,614

Hong Kong - 1.9%
BOC Hong Kong Holdings, Ltd.	196,333	452
Cheung Kong Holdings, Ltd.	893,000	11,314
China Everbright, Ltd.	837,800	1,929
China Overseas Land & Investment, Ltd. (Ñ)	2,114,000	4,556
China Resources Enterprise, Ltd.	58,000	193
China Resources Land, Ltd. (Ñ)	1,358,000	3,280
CLP Holdings, Ltd.	56,000	375
CNOOC, Ltd.	10,698,650	16,040
Hang Lung Group, Ltd.	37,462	188
Hang Lung Properties, Ltd. - ADR	717,000	2,702
Henderson Land Development Co., Ltd.	59,000	416
Hong Kong & China Gas Co., Ltd.	230,000	548
Hong Kong Exchanges and Clearing, Ltd. (Ñ)	39,754	699
Hongkong Electric Holdings, Ltd.	1,261,500	6,740
Hutchison Whampoa, Ltd.	77,500	543

	Principal Amount ($) or Shares	Market Value $
Industrial & Commercial Bank of China Asia, Ltd.	77,000	179
Link REIT (The) (ö)	95,500	216
Melco Crown Entertainment, Ltd. - ADR (Æ)(Ñ)	283,800	1,408
New World Development, Ltd.	936,000	2,006
Shangri-La Asia, Ltd. (Ñ)	1,158,000	2,222
Sino Land Co., Ltd. (Ñ)	1,664,000	3,172
Sun Hung Kai Properties, Ltd.	653,333	9,909
Swire Pacific, Ltd.	32,321	395
Television Broadcasts, Ltd.	57,334	271
Wharf Holdings, Ltd. (Ñ)	1,503,196	8,082
Wheelock & Co., Ltd.	121,068	386
Yue Yuen Industrial Holdings, Ltd. (Ñ)	495,500	1,376

		79,597

India - 0.8%
HDFC Bank, Ltd. - ADR (Ñ)	20,171	2,231
ICICI Bank, Ltd. - ADR	450,678	14,174
Infosys Technologies, Ltd.	176,670	8,230
Infosys Technologies, Ltd. - ADR	118,651	5,458
Reliance Industries, Ltd. - GDR (Þ)	30,700	2,561
State Bank of India, Ltd. - GDR	24,500	2,224

		34,878

Indonesia - 0.1%
Bank Rakyat Indonesia	8,222,500	6,002

Ireland - 0.6%
Accenture PLC Class A	230,100	8,532
Cooper Industries PLC	107,179	4,147
Covidien PLC	35,200	1,483
CRH PLC	204,888	4,997
Ryanair Holdings PLC - ADR (Æ)	173,600	4,734

		23,893

Israel - 0.4%
Bezeq Israeli Telecommunication Corp., Ltd.	810,449	1,806
Israel Chemicals, Ltd.	144,000	1,683
Teva Pharmaceutical Industries, Ltd. - ADR	282,290	14,250

		17,739

Italy - 2.5%
Banca Popolare di Milano Scarl	715,880	5,327
Enel SpA (Ñ)	1,651,844	9,848
ENI SpA	467,650	11,594
Fiat SpA (Æ)	466,381	6,926
Finmeccanica SpA	656,154	11,014
Intesa Sanpaolo SpA (Æ)	4,802,553	20,233
Mediaset SpA (Ñ)	201,764	1,313
Prysmian SpA	112,679	1,979
Saipem SpA	327,932	9,713
Telecom Italia SpA	7,374,765	10,634
UniCredit SpA (Æ)	5,045,886	16,880

		105,461

Russell International Developed Markets Fund	77

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Japan - 12.9%
Advantest Corp. (Ñ)	231,700	5,083
Aeon Co., Ltd. (Ñ)	418,900	3,734
Aeon Credit Service Co., Ltd. (Ñ)	264,300	2,527
Alps Electric Co., Ltd.	97,100	599
Amada Co., Ltd.	76,000	466
Asahi Glass Co., Ltd.	502,000	4,181
Astellas Pharma, Inc.	369,200	13,517
Canon Marketing Japan, Inc.	50,600	816
Canon, Inc.	1,099,363	41,255
Central Glass Co., Ltd.	181,000	716
Chubu Electric Power Co., Inc.	57,000	1,278
Circle K Sunkus Co., Ltd. (Ñ)	79,500	1,092
COMSYS Holdings Corp. (Ñ)	106,100	1,055
Dai Nippon Printing Co., Ltd.	117,000	1,456
Daifuku Co., Ltd. (Ñ)	100,500	620
Daikin Industries, Ltd. (Ñ)	254,500	8,673
Daito Trust Construction Co., Ltd.	7,900	330
Daiwa Securities Group, Inc.	1,770,000	9,407
Doutor Nichires Holdings Co., Ltd.	42,000	608
Dowa Holdings Co., Ltd.	140,000	804
East Japan Railway Co.	44,800	2,871
FamilyMart Co., Ltd.	119,500	3,558
Fanuc, Ltd. (Ñ)	112,200	9,424
Fast Retailing Co., Ltd.	18,500	3,058
FUJIFILM Holdings Corp.	44,300	1,273
Fujikura, Ltd.	172,000	819
Fujitsu, Ltd.	19,000	110
Funai Electric Co., Ltd.	10,800	505
Glory, Ltd.	25,900	571
H2O Retailing Corp. (Ñ)	12,000	73
Hakuhodo DY Holdings, Inc. (Ñ)	3,170	160
Hanwa Co., Ltd. (Ñ)	77,000	271
Hirose Electric Co., Ltd. (Ñ)	29,100	3,016
Hitachi Capital Corp.	55,800	703
Hitachi Construction Machinery Co., Ltd.	148,100	3,436
Hitachi High-Technologies Corp. (Ñ)	27,600	457
Honda Motor Co., Ltd.	457,200	14,148
Hosiden Corp. (Ñ)	54,800	669
Hoya Corp.	443,000	9,702
Ibiden Co., Ltd.	37,900	1,347
Inpex Holdings, Inc.	1,396	11,422
ITOCHU Corp.	186,000	1,162
JFE Holdings, Inc.	60,900	1,961
JGC Corp.	53,000	1,018
JTEKT Corp. (Ñ)	191,200	2,022
Jupiter Telecommunications Co., Ltd.	3,890	3,573
Kagoshima Bank, Ltd. (The)	86,000	635
Kaken Pharmaceutical Co., Ltd.	107,000	968
Kandenko Co., Ltd. (Ñ)	110,000	676
Kaneka Corp.	138,000	899
Kansai Paint Co., Ltd. (Ñ)	166,000	1,395
Kao Corp.	818,300	18,380
Kawasaki Kisen Kaisha, Ltd. (Ñ)	162,000	591
KDDI Corp.	2,968	15,771
Keiyo Bank, Ltd. (The)	79,000	380
Keyence Corp.	26,000	5,159

	Principal Amount ($) or Shares	Market Value $
Kinden Corp.	30,000	244
Komatsu, Ltd.	180,000	3,498
Konica Minolta Holdings, Inc.	151,000	1,408
Kose Corp. (Ñ)	20,800	456
Kurita Water Industries, Ltd. (Ñ)	174,300	5,390
Kyocera Corp.	32,600	2,728
Lawson, Inc. (Ñ)	52,400	2,340
Lintec Corp.	31,200	556
Marubeni Corp.	2,362,000	11,778
MEGMILK SNOW BRAND Co., Ltd.	14,800	292
Miraca Holdings, Inc.	45,200	1,456
Mitsubishi Chemical Holdings Corp.	73,000	272
Mitsubishi Corp.	745,300	15,922
Mitsubishi Estate Co., Ltd.	56,000	850
Mitsubishi UFJ Financial Group, Inc.	2,343,300	12,509
Mitsubishi UFJ Lease & Finance Co., Ltd. (Ñ)	14,020	420
Mitsui & Co., Ltd.	297,800	3,843
Mitsui Fudosan Co., Ltd.	446,000	7,161
Mitsumi Electric Co., Ltd.	38,300	781
Mizuho Financial Group, Inc. (Ñ)	4,922,700	9,786
Musashino Bank, Ltd. (The)	15,800	455
Namco Bandai Holdings, Inc. (Ñ)	76,800	792
NEC Electronics Corp. (Æ)(Ñ)	69,100	506
Nichirei Corp. (Ñ)	151,000	567
Nippon Electric Glass Co., Ltd. (Ñ)	427,000	4,654
Nippon Kayaku Co., Ltd.	84,000	757
Nippon Mining Holdings, Inc.	945,000	4,170
Nippon Telegraph & Telephone Corp.	193,800	8,007
Nissan Motor Co., Ltd.	1,064,500	7,570
Nissan Shatai Co., Ltd.	117,000	978
Nitori Co., Ltd.	24,150	1,969
Nitto Denko Corp.	161,600	4,818
Nomura Holdings, Inc.	1,311,500	9,177
Okinawa Electric Power Co., Inc. (The)	12,400	669
Omron Corp.	630,600	10,678
ORIX Corp. (Ñ)	94,570	6,165
Osaka Gas Co., Ltd.	373,000	1,255
Point, Inc.	5,750	341
Ricoh Co., Ltd. (Ñ)	722,000	9,963
Seino Holdings Corp.	117,000	868
Sekisui House, Ltd.	503,000	4,316
Seven & I Holdings Co., Ltd.	563,300	12,350
Sharp Corp. (Ñ)	309,000	3,273
Shin-Etsu Chemical Co., Ltd.	153,600	8,092
Shinko Electric Industries Co., Ltd. (Ñ)	51,800	752
Sony Corp.	55,600	1,634
Sony Financial Holdings, Inc.	149	426
Stanley Electric Co., Ltd.	51,700	1,006
Sumco Corp. (Ñ)	298,300	5,674
Sumitomo Bakelite Co., Ltd.	204,000	950
Sumitomo Electric Industries, Ltd.	68,000	818
Sumitomo Forestry Co., Ltd. (Ñ)	28,200	217
Sumitomo Mitsui Financial Group, Inc. (Ñ)	501,900	17,240
Sumitomo Realty & Development Co., Ltd. (Ñ)	214,000	4,021
Sumitomo Trust & Banking Co., Ltd. (The) (Ñ)	657,000	3,391

78	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Suzuki Motor Corp. (Ñ)	109,000	2,656
Taiyo Yuden Co., Ltd. (Ñ)	47,000	520
Takara Holdings, Inc. (Ñ)	62,000	378
Takeda Pharmaceutical Co., Ltd.	462,300	18,591
Terumo Corp.	79,200	4,139
THK Co., Ltd.	277,500	4,749
Tokai Rika Co., Ltd. (Ñ)	45,400	927
Tokio Marine Holdings, Inc.	407,000	10,472
Tokuyama Corp.	88,000	546
Tokyo Electric Power Co., Inc. (The) (Ñ)	142,700	3,522
Tokyo Electron, Ltd. (Ñ)	249,100	13,847
Tokyo Steel Manufacturing Co., Ltd.	63,700	835
Tokyu Land Corp. (Ñ)	682,900	2,773
Toshiba Corp.	1,451,000	8,196
Toyo Seikan Kaisha, Ltd.	53,600	892
Toyo Suisan Kaisha, Ltd.	65,000	1,704
Toyota Auto Body Co., Ltd.	17,500	322
Toyota Motor Corp.	609,700	24,126
USS Co., Ltd.	15,980	957
West Japan Railway Co.	1,382	4,912
Yamato Holdings Co., Ltd.	79,000	1,175

		546,848

Kazakhstan - 0.0%
Kerr-McGee Corp. (Æ)	83,150	1,967

Luxembourg - 0.1%
ArcelorMittal (Ñ)	156,347	5,235
Evraz Group SA - GDR (Æ)	41,714	1,017

		6,252

Malaysia - 0.1%
CIMB Group Holdings BHD	786,200	2,858

Mauritius - 0.0%
Golden Agri-Resources, Ltd. (Æ)	4,344,000	1,299

Mexico - 0.4%
America Movil SAB de CV Series L	88,750	3,917
Cemex SAB de CV - ADR	1,130,297	11,732
Desarrolladora Homex SAB de CV - ADR (Æ)	32,900	1,170
Grupo Modelo SAB de CV (Æ)	215,600	994

		17,813

Netherlands - 3.9%
Aegon NV (Æ)	1,096,091	7,809
Akzo Nobel NV (Ñ)	212,497	12,558
ASML Holding NV	440,258	11,852
CSM	51,361	1,357
European Aeronautic Defence and Space Co. NV (Ñ)	483,318	9,056
Heineken NV	411,643	18,227
Imtech NV	52,299	1,331
ING Groep NV (Æ)	1,544,669	19,971
Koninklijke Ahold NV	674,071	8,489
Koninklijke DSM NV	84,500	3,697

	Principal Amount ($) or Shares	Market Value $
Koninklijke Philips Electronics NV	717,019	18,019
New World Resources NV	178,956	1,652
QIAGEN NV (Æ)	192,519	3,993
Randstad Holding NV (Æ)	120,982	4,601
Reed Elsevier NV	808,717	9,437
STMicroelectronics NV	331,432	2,650
TNT NV	371,500	9,843
TomTom NV (Æ)(Ñ)	120,505	1,146
Unilever NV	251,521	7,746
Wolters Kluwer NV	434,690	9,699

		163,133

Netherlands Antilles - 0.0%
Hunter Douglas NV	8,069	303

New Zealand - 0.2%
Fletcher Building, Ltd.	428,501	2,499
Telecom Corp. of New Zealand, Ltd.	2,994,719	5,428

		7,927

Norway - 0.6%
DnB NOR ASA (Æ)(Ñ)	533,200	6,117
StatoilHydro ASA	274,200	6,503
Telenor ASA (Æ)	1,080,200	13,905

		26,525

Puerto Rico - 0.1%
Popular, Inc.	1,202,900	2,598

Russia - 0.5%
Gazprom OAO - ADR	662,615	15,822
Luka Kotor AD Kotor - ADR	73,550	4,295
MMC Norilsk Nickel - ADR (Æ)	158,060	2,086

		22,203

Singapore - 1.5%
Ascendas Real Estate Investment Trust (ö)	77,000	100
CapitaLand, Ltd. (Ñ)	5,879,000	16,985
CapitaMall Trust (ö)	112,000	125
City Developments, Ltd. (Ñ)	380,000	2,648
ComfortDelgro Corp., Ltd. (Ñ)	158,000	171
DBS Group Holdings, Ltd.	81,000	739
Haw Par Corp., Ltd.	6,223	25
Jardine Cycle & Carriage, Ltd.	22,800	373
Keppel Corp., Ltd.	34,000	195
Neptune Orient Lines, Ltd. (Ñ)	242,000	269
Oversea-Chinese Banking Corp., Ltd. (Ñ)	1,216,285	6,532
Pacific Century Regional Developments, Ltd.	275,000	41
SembCorp Industries, Ltd.	47,000	110
SembCorp Marine, Ltd.	106,000	258
Singapore Airlines, Ltd.	283,000	2,712
Singapore Exchange, Ltd. (Ñ)	37,000	210
Singapore Technologies Engineering, Ltd. (Ñ)	52,000	105
Singapore Telecommunications, Ltd.	8,076,810	16,733

Russell International Developed Markets Fund	79

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United Overseas Bank, Ltd.	986,857	11,794
UOL Group, Ltd. (Ñ)	222	1
Wilmar International, Ltd. (Ñ)	776,000	3,414
Yangzijiang Shipbuilding Holdings, Ltd.	382,000	266

		63,806

South Africa - 0.3%
ABSA Group, Ltd.	92,300	1,464
MTN Group, Ltd.	229,590	3,446
Naspers, Ltd. Class N	163,548	5,881
Standard Bank Group, Ltd.	149,901	1,875

		12,666

South Korea - 1.2%
Daewoo Securities Co., Ltd.	249,180	3,795
Hana Financial Group, Inc.	9,900	295
Hynix Semiconductor, Inc. (Æ)	106,400	1,589
Hyundai Mobis	41,226	5,382
Hyundai Motor Co.	54,129	4,912
Hyundai Motor Co. - GDR (Þ)	12,130	562
KB Financial Group, Inc. (Æ)	182,339	8,838
Korea Electric Power Corp. (Æ)	195,890	5,569
LG Corp.	44,892	2,568
Samsung Electronics Co., Ltd.	27,409	16,499

		50,009

Spain - 3.7%
Banco Bilbao Vizcaya Argentaria SA	961,345	17,220
Banco Santander SA	2,384,540	38,383
Banco Santander SA (Æ)	11,364	185
Gamesa Corp. Tecnologica SA	387,797	7,101
Gestevision Telecinco SA (Ñ)	177,264	1,832
Iberdrola SA (Ñ)	2,123,239	19,250
Inditex SA (Ñ)	158,386	9,297
Telefonica SA (Ñ)	2,273,669	63,463

		156,731

Sweden - 1.1%
Boliden AB (Ñ)	73,022	898
Electrolux AB (Æ)(Ñ)	282,329	6,857
Hennes & Mauritz AB Class B (Ñ)	78,148	4,484
Nordea Bank AB (Ñ)	216,665	2,371
Skandinaviska Enskilda Banken AB Class A (Æ)(Ñ)	402,685	2,509
Svenska Cellulosa AB Class B	503,086	6,991
Svenska Handelsbanken AB Class A	57,960	1,523
Tele2 AB Class B (Ñ)	167,300	2,469
Telefonaktiebolaget LM Ericsson Class B	1,275,612	13,600
Volvo AB Class B (Ñ)	285,100	2,743

		44,445

Switzerland - 8.3%
ABB, Ltd.	678,080	12,632
ACE, Ltd.	49,000	2,517
Actelion, Ltd. (Æ)	194,647	10,729
Adecco SA	92,400	4,131

	Principal Amount ($) or Shares	Market Value $
Alcon, Inc.	19,300	2,756
Athris Holding AG (Æ)	81	83
Baloise Holding AG	27,878	2,388
Compagnie Financiere Richemont SA	206,039	5,769
Credit Suisse Group AG	959,397	51,245
GAM Holding, Ltd.	253,898	3,094
Givaudan SA	14,499	10,732
Helvetia Holding AG	2,991	952
Holcim, Ltd. (Æ)	35,783	2,272
Julius Baer Group, Ltd.	528,313	19,888
Lonza Group AG (Ñ)	105,420	8,214
Nestle SA	1,124,761	52,284
Novartis AG	657,883	34,317
Roche Holding AG	240,279	38,498
Sonova Holding AG (Ñ)	46,825	4,818
Swatch Group AG (The)	90,600	4,062
Swatch Group AG (The)	20,873	4,866
Swiss Reinsurance Co., Ltd.	59,804	2,437
Transocean, Ltd. (Æ)	261,875	21,974
Tyco Electronics, Ltd.	644,200	13,689
UBS AG (Æ)	1,293,840	21,667
Zurich Financial Services AG	72,082	16,502

		352,516

Taiwan - 0.8%
Acer, Inc.	990,810	2,346
AU Optronics Corp.	2,248,490	1,999
Compal Electronics, Inc.	1,015,075	1,273
HON HAI Precision Industry Co., Ltd.	2,109,320	8,305
MediaTek, Inc.	241,378	3,417
Siliconware Precision Industries Co.	2,852,892	3,812
Taiwan Semiconductor Manufacturing Co., Ltd.	1,918,000	3,488
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	770,239	7,348
Yuanta Financial Holding Co., Ltd.	604,000	400

		32,388

Thailand - 0.0%
PTT PCL	48,200	346

Turkey - 0.2%
Turkiye Garanti Bankasi AS	2,115,956	7,585
Turkiye Vakiflar Bankasi Tao Class D (Æ)	867,611	2,089

		9,674

United Kingdom - 17.6%
Aegis Group PLC	4,504,522	8,115
AMEC PLC - GDR	327,111	4,318
Amlin PLC	337,928	1,956
Anglo American PLC (Æ)	152,700	5,547
Antofagasta PLC	510,915	6,463
Associated British Foods PLC	254,400	3,449
AstraZeneca PLC	304,014	13,665
Atkins WS PLC	115,824	1,070
Autonomy Corp. PLC (Æ)	577,980	12,704
Aviva PLC	3,248,274	20,339

80	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

BAE Systems PLC	1,052,300	5,415
Barclays PLC (Æ)	5,838,309	30,546
BBA Aviation PLC	383,326	968
BG Group PLC	1,384,211	23,863
BHP Billiton PLC	350,293	9,474
BP PLC	7,049,873	66,394
Brit Insurance Holdings PLC	287,422	978
British American Tobacco PLC	45,064	1,439
British Land Co. PLC (ö)	32,501	251
British Sky Broadcasting Group PLC	797,055	6,949
BT Group PLC	1,321,062	2,820
Bunzl PLC	482,188	5,250
Burberry Group PLC	536,800	4,728
Cadbury PLC	37,408	471
Cairn Energy PLC (Æ)	91,787	3,968
Capita Group PLC (The)	325,896	4,078
Centrica PLC	737,500	2,996
Compass Group PLC	1,748,110	11,099
Diageo PLC	801,973	13,071
Drax Group PLC	295,100	2,245
Electrocomponents PLC	101,094	242
Experian PLC	338,961	3,105
Game Group PLC	279,910	680
GlaxoSmithKline PLC	2,455,954	50,437
Greene King PLC	158,500	1,027
Hays PLC (Ñ)	2,193,281	3,518
Home Retail Group PLC	1,016,570	4,840
HSBC Holdings PLC (Ñ)	595,771	6,526
HSBC Holdings PLC	4,303,924	47,628
International Power PLC	2,708,957	11,276
J Sainsbury PLC	1,090,752	5,890
John Wood Group PLC	232,071	1,217
Kazakhmys PLC (Æ)	230,870	4,088
Kesa Electricals PLC	472,613	1,026
Kingfisher PLC	224,512	821
Ladbrokes PLC (Ñ)	2,164,749	4,316
Land Securities Group PLC (ö)	40,123	435
Lloyds Banking Group PLC (Ñ)	808,705	1,144
Logica PLC	1,546,353	2,931
Mondi PLC	328,334	1,806
National Grid PLC	129,318	1,286
Next PLC	158,230	4,645
Old Mutual PLC	1,253,900	2,176
Persimmon PLC (Æ)	379,200	2,501
Petrofac, Ltd.	326,031	5,015
Reckitt Benckiser Group PLC	716,779	35,638
Rentokil Initial PLC (Æ)	1,918,800	3,272
Rio Tinto PLC	55,870	2,466
Rolls-Royce Group PLC (Æ)	97,658,940	160
Rolls-Royce Group PLC (Ñ)	1,627,649	12,019
Rotork PLC	110,451	2,055
Royal Bank of Scotland Group PLC (Æ)	11,759,036	8,035
Royal Dutch Shell PLC Class A (Ñ)	1,585,720	47,115
Royal Dutch Shell PLC Class B	219,013	6,344
RSA Insurance Group PLC	1,036,372	2,054
Smith & Nephew PLC	606,992	5,370
Smiths Group PLC	365,700	5,350

	Principal Amount ($) or Shares	Market Value $
Standard Chartered PLC	1,222,726	30,026
Subsea 7, Inc. (Æ)(Ñ)	285,000	3,997
Tate & Lyle PLC	32,474	239
Taylor Wimpey PLC (Æ)	1,851,591	1,118
Tesco PLC	1,796,849	11,991
Thomas Cook Group PLC	384,900	1,290
Travis Perkins PLC (Æ)	736,436	9,064
Trinity Mirror PLC (Æ)	113,680	297
TUI Travel PLC (Ñ)	354,500	1,354
Tullow Oil PLC	430,128	8,341
Unilever PLC	825,146	24,698
United Utilities Group PLC	46,795	338
Vedanta Resources PLC (Ñ)	150,656	5,139
Vodafone Group PLC	15,336,322	33,931
William Hill PLC	1,520,836	4,183
WM Morrison Supermarkets PLC	490,463	2,249
Wolseley PLC (Æ)	493,212	9,971
WPP PLC	1,982,210	17,776
Xstrata PLC	415,133	5,946

		745,031

United States - 0.4%
NII Holdings, Inc. (Æ)	95,554	2,573
Synthes, Inc.	95,010	11,275
Tim Hortons, Inc.	76,800	2,198

		16,046

Total Common Stocks (cost $3,713,778)		3,927,319

Preferred Stocks - 0.5%
Brazil - 0.3%
Itau Unibanco Holding SA	215,700	4,102
Usinas Siderurgicas de Minas Gerais SA	239,275	6,248

		10,350

Germany - 0.2%
Henkel AG & Co. KGaA	201,859	9,155
Volkswagen AG	239	24

		9,179

South Korea - 0.0%
Samsung Electronics Co., Ltd.	2,500	1,003

Total Preferred Stocks (cost $19,033)		20,532

Warrants & Rights - 0.3%
Spain - 0.0%
Banco Santander SA (Ñ)(Æ) 2009 Rights	136	—

Switzerland - 0.1%
UBS AG (Æ) 2010 Warrants	100,000	2,988
2011 Warrants	19,355	1,814

		4,802

Russell International Developed Markets Fund	81

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United States - 0.2%
Acer, Inc. (Þ)(Æ) 2014 Warrants	160,000	383
Acer, Inc. (Æ) 2014 Warrants	854,000	2,048
Baskets-Luxembourg Exchange (Æ) 2014 Warrants	17,293	2,752
Yuanta Financial Holding Co., Ltd. (Þ)(Æ) 2014 Warrants	3,130,000	2,097

		7,280

Total Warrants & Rights (cost $12,020)		12,082

Short-Term Investments - 4.8%
United States - 4.8%
Russell Investment Company Russell Money Market Fund (£)	149,896,007	149,896
State Street Euro Commercial Paper (ç)(ž) 0.010% due 11/02/09	51,200	51,200

Total Short-Term Investments (cost $201,096)		201,096

A portion of the portfolio has been fair valued as of period end.

	Principal Amount ($) or Shares	Market Value $
Other Securities - 7.9%
Russell U.S. Cash Collateral Fund (×)	154,011,451	154,011
State Street Securities Lending Quality Trust (×)	181,040,721	180,031

Total Other Securities (cost $335,052)		334,042

Total Investments - 106.3% (identified cost $4,280,979)		4,495,071

Other Assets and Liabilities, Net - (6.3%)		(266,640)

Net Assets - 100.0%		4,228,431

See accompanying notes which are an integral part of the financial statements.

82	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
AEX Index (Netherlands)	218	EUR	13,145	11/09	(1,410)
CAC-40 Index (France)	848	EUR	30,439	11/09	(3,250)
DAX Index (Germany)	94	EUR	12,698	12/09	(965)
EUR STOXX 50 Index (EMU)	1,117	EUR	30,449	12/09	(1,667)
FTSE MIB Index (UK)	107	EUR	11,773	12/09	(848)
FTSE-100 Index (UK)	786	GBP	39,308	12/09	(1,034)
Hang Seng Index (Hong Kong)	44	HKD	47,586	11/09	(134)
IBEX Plus Index (Spain)	184	EUR	20,870	11/09	(709)
MSCI Singapore Index	4	SGD	252	11/09	(3)
SPI 200 Index (Australia)	159	AUD	18,380	12/09	90
TOPIX Index (Japan)	454	JPY	4,058,760	12/09	(1,997)

Short Positions
DAX Index (Germany)	101	EUR	13,644	12/09	764
Hang Seng Index (Hong Kong)	55	HKD	59,483	11/09	131
OMX Index (Sweden)	388	SEK	36,608	11/09	(109)
SPI 200 Index (Australia)	225	AUD	26,010	12/09	65
TOPIX Index (Japan)	179	JPY	1,600,260	12/09	656

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(10,420)

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	83

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	1,389	AUD	1,675	12/16/09	112
Bank of America	USD	78	HKD	602	12/16/09	—
Bank of America	USD	73	SGD	102	12/16/09	—
Bank of America	DKK	198	USD	39	12/16/09	—
Bank of America	JPY	134,183	USD	1,459	12/16/09	(32)
Barclays Bank PLC	USD	31,410	EUR	21,988	12/16/09	945
Barclays Bank PLC	USD	17,031	JPY	1,575,333	12/16/09	474
Barclays Bank PLC	AUD	1,500	USD	1,353	12/16/09	9
Barclays Bank PLC	EUR	6,000	USD	8,884	12/16/09	55
Barclays Bank PLC	GBP	3,000	USD	4,735	12/16/09	(188)
Barclays Bank PLC	JPY	50,000	USD	557	12/16/09	2
Barclays Bank PLC	SGD	2	USD	1	11/02/09	—
Brown Brothers Harriman Co.	USD	106	AUD	122	12/16/09	4
Brown Brothers Harriman Co.	USD	578	AUD	674	12/16/09	26
Brown Brothers Harriman Co.	USD	649	AUD	759	12/16/09	31
Brown Brothers Harriman Co.	USD	989	AUD	1,215	12/16/09	100
Brown Brothers Harriman Co.	USD	1,365	AUD	1,500	12/16/09	(20)
Brown Brothers Harriman Co.	USD	1,395	AUD	1,628	12/16/09	64
Brown Brothers Harriman Co.	USD	1,512	AUD	1,647	12/16/09	(35)
Brown Brothers Harriman Co.	USD	2,152	AUD	2,385	12/16/09	(14)
Brown Brothers Harriman Co.	USD	1,124	CHF	1,144	12/16/09	(8)
Brown Brothers Harriman Co.	USD	2,846	CHF	2,924	12/16/09	5
Brown Brothers Harriman Co.	USD	2,908	CHF	2,987	12/16/09	5
Brown Brothers Harriman Co.	USD	2,982	CHF	3,167	12/16/09	106
Brown Brothers Harriman Co.	USD	3,448	CHF	3,538	12/16/09	1
Brown Brothers Harriman Co.	USD	529	EUR	359	11/02/09	—
Brown Brothers Harriman Co.	USD	958	EUR	651	11/02/09	—
Brown Brothers Harriman Co.	USD	83	EUR	55	12/16/09	(2)
Brown Brothers Harriman Co.	USD	122	EUR	82	12/16/09	(2)
Brown Brothers Harriman Co.	USD	475	EUR	318	12/16/09	(7)
Brown Brothers Harriman Co.	USD	1,522	EUR	1,040	12/16/09	9
Brown Brothers Harriman Co.	USD	2,951	EUR	2,000	12/16/09	(8)
Brown Brothers Harriman Co.	USD	4,424	EUR	3,000	12/16/09	(10)
Brown Brothers Harriman Co.	USD	5,436	EUR	3,753	12/16/09	87
Brown Brothers Harriman Co.	USD	419	GBP	256	11/02/09	1
Brown Brothers Harriman Co.	USD	639	GBP	390	11/02/09	1
Brown Brothers Harriman Co.	USD	868	GBP	530	11/02/09	2
Brown Brothers Harriman Co.	USD	1,578	GBP	963	11/02/09	3
Brown Brothers Harriman Co.	USD	162	GBP	98	11/03/09	(1)
Brown Brothers Harriman Co.	USD	64	GBP	39	11/04/09	—
Brown Brothers Harriman Co.	USD	1,185	GBP	728	12/16/09	9
Brown Brothers Harriman Co.	USD	1,589	GBP	968	12/16/09	—
Brown Brothers Harriman Co.	USD	3,180	GBP	1,998	12/16/09	98
Brown Brothers Harriman Co.	USD	3,676	GBP	2,332	12/16/09	151
Brown Brothers Harriman Co.	USD	8,639	GBP	5,406	12/16/09	231
Brown Brothers Harriman Co.	USD	214	HKD	1,658	12/16/09	—
Brown Brothers Harriman Co.	USD	2,817	JPY	250,000	12/16/09	(39)
Brown Brothers Harriman Co.	USD	3,408	JPY	314,208	12/16/09	84
Brown Brothers Harriman Co.	USD	15,417	JPY	1,453,440	12/16/09	733
Brown Brothers Harriman Co.	USD	1,632	NOK	9,334	12/16/09	(4)
Brown Brothers Harriman Co.	USD	2,328	NOK	13,118	12/16/09	(41)
Brown Brothers Harriman Co.	USD	2,966	NOK	16,766	12/16/09	(42)
Brown Brothers Harriman Co.	USD	6,617	NOK	37,146	12/16/09	(140)

See accompanying notes which are an integral part of the financial statements.

84	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Brown Brothers Harriman Co.	USD	10	SEK	67	12/16/09	—
Brown Brothers Harriman Co.	USD	44	SEK	305	12/16/09	(1)
Brown Brothers Harriman Co.	USD	88	SEK	601	12/16/09	(3)
Brown Brothers Harriman Co.	USD	358	SEK	2,491	12/16/09	(7)
Brown Brothers Harriman Co.	USD	610	SEK	4,424	12/16/09	14
Brown Brothers Harriman Co.	AUD	84	USD	73	12/16/09	(2)
Brown Brothers Harriman Co.	AUD	1,500	USD	1,380	12/16/09	36
Brown Brothers Harriman Co.	AUD	15,444	USD	12,754	12/16/09	(1,091)
Brown Brothers Harriman Co.	CAD	36	USD	33	11/04/09	—
Brown Brothers Harriman Co.	CAD	77	USD	71	11/04/09	—
Brown Brothers Harriman Co.	CHF	258	USD	249	12/16/09	(2)
Brown Brothers Harriman Co.	CHF	1,383	USD	1,368	12/16/09	19
Brown Brothers Harriman Co.	CHF	2,942	USD	2,852	12/16/09	(16)
Brown Brothers Harriman Co.	CHF	3,724	USD	3,469	12/16/09	(163)
Brown Brothers Harriman Co.	CHF	4,024	USD	3,845	12/16/09	(79)
Brown Brothers Harriman Co.	CHF	4,180	USD	4,075	12/16/09	(1)
Brown Brothers Harriman Co.	DKK	224	USD	44	12/16/09	—
Brown Brothers Harriman Co.	DKK	7,012	USD	1,401	12/16/09	16
Brown Brothers Harriman Co.	DKK	11,531	USD	2,281	12/16/09	2
Brown Brothers Harriman Co.	EUR	28	USD	41	11/02/09	—
Brown Brothers Harriman Co.	EUR	56	USD	83	12/16/09	—
Brown Brothers Harriman Co.	EUR	86	USD	126	12/16/09	(1)
Brown Brothers Harriman Co.	EUR	265	USD	374	12/16/09	(15)
Brown Brothers Harriman Co.	EUR	406	USD	600	12/16/09	3
Brown Brothers Harriman Co.	EUR	434	USD	646	12/16/09	7
Brown Brothers Harriman Co.	EUR	643	USD	946	12/16/09	—
Brown Brothers Harriman Co.	EUR	672	USD	959	12/16/09	(30)
Brown Brothers Harriman Co.	EUR	2,000	USD	2,948	12/16/09	5
Brown Brothers Harriman Co.	EUR	2,000	USD	2,905	12/16/09	(38)
Brown Brothers Harriman Co.	EUR	2,408	USD	3,586	12/16/09	43
Brown Brothers Harriman Co.	EUR	4,000	USD	6,006	12/16/09	121
Brown Brothers Harriman Co.	EUR	45,000	USD	64,383	12/16/09	(1,833)
Brown Brothers Harriman Co.	GBP	284	USD	466	11/02/09	1
Brown Brothers Harriman Co.	GBP	71	USD	118	12/16/09	1
Brown Brothers Harriman Co.	GBP	285	USD	466	12/16/09	(2)
Brown Brothers Harriman Co.	GBP	848	USD	1,398	12/16/09	7
Brown Brothers Harriman Co.	GBP	1,009	USD	1,649	12/16/09	(6)
Brown Brothers Harriman Co.	GBP	1,500	USD	2,450	12/16/09	(11)
Brown Brothers Harriman Co.	GBP	2,821	USD	4,655	12/16/09	26
Brown Brothers Harriman Co.	GBP	3,290	USD	5,379	12/16/09	(19)
Brown Brothers Harriman Co.	GBP	3,601	USD	5,904	12/16/09	(6)
Brown Brothers Harriman Co.	GBP	19,000	USD	31,155	12/16/09	(21)
Brown Brothers Harriman Co.	HKD	174	USD	22	12/16/09	—
Brown Brothers Harriman Co.	HKD	2,502	USD	323	12/16/09	—
Brown Brothers Harriman Co.	JPY	2,951	USD	32	11/02/09	—
Brown Brothers Harriman Co.	JPY	7,749	USD	85	11/02/09	(1)
Brown Brothers Harriman Co.	JPY	8,828	USD	97	11/02/09	(1)
Brown Brothers Harriman Co.	JPY	19,586	USD	216	12/16/09	(2)
Brown Brothers Harriman Co.	JPY	21,191	USD	233	12/16/09	(2)
Brown Brothers Harriman Co.	JPY	105,507	USD	1,181	12/16/09	8
Brown Brothers Harriman Co.	JPY	150,000	USD	1,632	12/16/09	(35)
Brown Brothers Harriman Co.	JPY	248,258	USD	2,764	12/16/09	5
Brown Brothers Harriman Co.	JPY	300,000	USD	3,226	12/16/09	(108)

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	85

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Brown Brothers Harriman Co.	JPY	366,822	USD	3,988	12/16/09	(88)
Brown Brothers Harriman Co.	JPY	905,758	USD	10,090	12/16/09	26
Brown Brothers Harriman Co.	JPY	926,959	USD	10,351	12/16/09	51
Brown Brothers Harriman Co.	JPY	1,235,239	USD	13,610	12/16/09	(115)
Brown Brothers Harriman Co.	JPY	1,529,582	USD	16,551	12/16/09	(446)
Brown Brothers Harriman Co.	MXN	3,558	USD	269	11/05/09	(1)
Brown Brothers Harriman Co.	SEK	313	USD	45	12/16/09	1
Brown Brothers Harriman Co.	SEK	423	USD	62	12/16/09	2
Brown Brothers Harriman Co.	SEK	2,353	USD	334	12/16/09	2
Brown Brothers Harriman Co.	SEK	4,497	USD	646	12/16/09	12
Brown Brothers Harriman Co.	SEK	10,304	USD	1,453	12/16/09	—
Brown Brothers Harriman Co.	SGD	80	USD	57	12/16/09	—
Brown Brothers Harriman Co.	SGD	292	USD	202	12/16/09	(6)
Brown Brothers Harriman Co.	SGD	634	USD	456	12/16/09	4
Brown Brothers Harriman Co.	TRY	389	USD	258	11/02/09	(1)
Credit Suisse First Boston	USD	5,368	AUD	6,455	12/16/09	418
Credit Suisse First Boston	USD	8,240	AUD	10,101	12/16/09	815
Credit Suisse First Boston	USD	742	CHF	762	11/02/09	1
Credit Suisse First Boston	USD	6,381	CHF	6,866	12/16/09	314
Credit Suisse First Boston	USD	514	DKK	2,718	12/16/09	23
Credit Suisse First Boston	USD	364	EUR	247	11/02/09	—
Credit Suisse First Boston	USD	453	EUR	305	11/03/09	(4)
Credit Suisse First Boston	USD	4,972	EUR	3,373	11/04/09	(8)
Credit Suisse First Boston	USD	10,026	EUR	7,042	12/16/09	336
Credit Suisse First Boston	USD	9,084	GBP	5,590	12/16/09	88
Credit Suisse First Boston	USD	14,464	GBP	8,844	12/16/09	48
Credit Suisse First Boston	USD	211	HKD	1,631	12/16/09	—
Credit Suisse First Boston	USD	6,656	JPY	629,717	12/16/09	342
Credit Suisse First Boston	USD	6,011	SEK	43,412	12/16/09	111
Credit Suisse First Boston	USD	130	SGD	188	12/16/09	5
Credit Suisse First Boston	AUD	2,000	USD	1,710	12/16/09	(83)
Credit Suisse First Boston	CHF	8,949	USD	8,420	12/16/09	(306)
Credit Suisse First Boston	DKK	3,853	USD	736	12/16/09	(26)
Credit Suisse First Boston	EUR	4,000	USD	5,820	12/16/09	(66)
Credit Suisse First Boston	EUR	4,769	USD	6,726	12/16/09	(292)
Credit Suisse First Boston	GBP	1,000	USD	1,653	12/16/09	12
Credit Suisse First Boston	GBP	1,232	USD	2,035	12/16/09	14
Credit Suisse First Boston	JPY	400,000	USD	4,347	12/16/09	(97)
Credit Suisse First Boston	SEK	26,992	USD	3,724	12/16/09	(83)
Deutsche Bank	USD	5,366	AUD	6,455	12/16/09	421
Deutsche Bank	USD	8,240	AUD	10,101	12/16/09	815
Deutsche Bank	USD	6,381	CHF	6,866	12/16/09	314
Deutsche Bank	USD	14	DKK	70	12/16/09	—
Deutsche Bank	USD	23	DKK	123	12/16/09	2
Deutsche Bank	USD	514	DKK	2,718	12/16/09	23
Deutsche Bank	USD	330	EUR	224	11/02/09	—
Deutsche Bank	USD	31,399	EUR	21,988	12/16/09	956
Deutsche Bank	USD	7	GBP	4	11/02/09	—
Deutsche Bank	USD	53	GBP	32	11/02/09	—
Deutsche Bank	USD	14,459	GBP	8,844	12/16/09	52
Deutsche Bank	USD	74	HKD	570	12/16/09	—
Deutsche Bank	USD	211	HKD	1,631	12/16/09	—
Deutsche Bank	USD	6,656	JPY	629,717	12/16/09	342

See accompanying notes which are an integral part of the financial statements.

86	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Deutsche Bank	USD	17,033	JPY	1,575,333	12/16/09	472
Deutsche Bank	USD	609	SEK	4,279	12/16/09	(5)
Deutsche Bank	USD	3	SGD	4	12/16/09	—
Deutsche Bank	USD	25	SGD	36	12/16/09	1
Deutsche Bank	USD	130	SGD	188	12/16/09	5
Deutsche Bank	AUD	1,000	USD	849	12/16/09	(47)
Deutsche Bank	DKK	1	USD	—	12/16/09	—
Deutsche Bank	EUR	14	USD	21	11/02/09	—
Deutsche Bank	EUR	25	USD	36	11/02/09	—
Deutsche Bank	EUR	46	USD	67	11/02/09	—
Deutsche Bank	EUR	136	USD	200	11/02/09	—
Deutsche Bank	EUR	2,000	USD	2,867	12/16/09	(76)
Deutsche Bank	EUR	3,000	USD	4,445	12/16/09	31
Deutsche Bank	EUR	4,769	USD	6,726	12/16/09	(292)
Deutsche Bank	GBP	38	USD	62	11/02/09	—
Deutsche Bank	GBP	1,000	USD	1,637	12/16/09	(4)
Deutsche Bank	GBP	1,232	USD	2,036	12/16/09	14
Deutsche Bank	GBP	1,500	USD	2,450	12/16/09	(11)
Deutsche Bank	HKD	15	USD	2	12/16/09	—
Deutsche Bank	HKD	745	USD	96	12/16/09	—
Deutsche Bank	SEK	26,992	USD	3,724	12/16/09	(83)
Deutsche Bank	SGD	25	USD	18	12/16/09	—
Goldman Sachs	USD	1,441	GBP	870	11/02/09	(13)
Goldman Sachs	USD	4,551	GBP	2,755	11/03/09	(29)
Goldman Sachs	EUR	2,990	USD	4,417	11/03/09	17
Goldman Sachs	NOK	8,310	USD	1,476	11/02/09	24
Goldman Sachs	NOK	6,260	USD	1,101	11/03/09	8
HSBC	USD	859	AUD	1,000	12/16/09	37
HSBC	USD	5,372	AUD	6,455	12/16/09	415
HSBC	USD	8,240	AUD	10,101	12/16/09	815
HSBC	USD	6,381	CHF	6,866	12/16/09	314
HSBC	USD	59	DKK	302	12/16/09	1
HSBC	USD	105	DKK	547	12/16/09	3
HSBC	USD	514	DKK	2,718	12/16/09	23
HSBC	USD	31,399	EUR	21,988	12/16/09	956
HSBC	USD	14,460	GBP	8,844	12/16/09	52
HSBC	USD	56	HKD	435	12/16/09	—
HSBC	USD	64	HKD	497	12/16/09	—
HSBC	USD	211	HKD	1,631	12/16/09	—
HSBC	USD	242	HKD	1,877	12/16/09	—
HSBC	USD	1,104	JPY	100,000	12/16/09	7
HSBC	USD	6,655	JPY	629,717	12/16/09	342
HSBC	USD	17,024	JPY	1,575,333	12/16/09	481
HSBC	USD	87	SGD	124	12/16/09	1
HSBC	USD	114	SGD	163	12/16/09	2
HSBC	USD	128	SGD	184	12/16/09	3
HSBC	USD	130	SGD	188	12/16/09	5
HSBC	USD	152	TWD	4,925	11/02/09	—
HSBC	AUD	1,000	USD	872	12/16/09	(24)
HSBC	GBP	1,000	USD	1,599	12/16/09	(42)
HSBC	GBP	1,232	USD	2,036	12/16/09	14
HSBC	DKK	3,160	USD	618	12/16/09	(6)
HSBC	EUR	4,769	USD	6,726	12/16/09	(292)

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	87

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

HSBC	SEK	26,992	USD	3,724	12/16/09	(83)
HSBC	JPY	300,000	USD	3,349	12/16/09	16
HSBC	JPY	300,000	USD	3,351	12/16/09	17
JP Morgan	USD	798	EUR	542	11/04/09	(1)
JP Morgan	USD	50	EUR	34	12/16/09	—
JP Morgan	CHF	2,370	USD	2,329	11/03/09	18
JP Morgan	EUR	3,000	USD	4,373	12/16/09	(41)
JP Morgan	GBP	1,314	USD	2,156	11/02/09	—
JP Morgan	HKD	20,760	USD	2,679	11/02/09	—
JP Morgan	JPY	61,547	USD	675	11/04/09	(9)
Mellon Bank	USD	5,369	AUD	6,455	12/16/09	418
Mellon Bank	USD	8,240	AUD	10,101	12/16/09	815
Mellon Bank	USD	6,381	CHF	6,866	12/16/09	313
Mellon Bank	USD	514	DKK	2,718	12/16/09	23
Mellon Bank	USD	31,432	EUR	21,988	12/16/09	923
Mellon Bank	USD	14,472	GBP	8,844	12/16/09	39
Mellon Bank	USD	211	HKD	1,631	12/16/09	—
Mellon Bank	USD	6,656	JPY	629,717	12/16/09	342
Mellon Bank	USD	17,030	JPY	1,575,333	12/16/09	475
Mellon Bank	USD	130	SGD	188	12/16/09	5
Mellon Bank	EUR	4,769	USD	6,726	12/16/09	(292)
Mellon Bank	GBP	1,232	USD	2,035	12/16/09	14
Mellon Bank	SEK	26,992	USD	3,724	12/16/09	(83)
National Australia Bank LTD.	USD	2,936	EUR	2,000	12/16/09	7
National Australia Bank LTD.	USD	2,386	GBP	1,500	12/16/09	75
Royal Bank of Canada	USD	1,427	EUR	963	11/02/09	(10)
Royal Bank of Canada	USD	31,408	EUR	21,988	12/16/09	947
Royal Bank of Canada	USD	14,465	GBP	8,844	12/16/09	47
Royal Bank of Canada	USD	24	HKD	187	12/16/09	—
Royal Bank of Canada	USD	11	SGD	16	12/16/09	—
Royal Bank of Canada	CAD	70	USD	64	11/02/09	—
Royal Bank of Canada	CAD	74	USD	69	11/02/09	—
Royal Bank of Canada	CAD	83	USD	77	11/02/09	—
Royal Bank of Scotland	USD	123	DKK	622	12/16/09	—
Royal Bank of Scotland	USD	288	GBP	175	11/02/09	(1)
Royal Bank of Scotland	USD	2,451	GBP	1,500	12/16/09	10
Royal Bank of Scotland	USD	2,192	JPY	200,000	12/16/09	30
Royal Bank of Scotland	AUD	694	USD	633	12/16/09	11
Royal Bank of Scotland	CAD	815	USD	759	11/02/09	6
Royal Bank of Scotland	DKK	271	USD	53	12/16/09	—
Royal Bank of Scotland	EUR	2,420	USD	3,586	11/02/09	25
Royal Bank of Scotland	HKD	986	USD	127	12/16/09	—
Royal Bank of Scotland	JPY	12,066	USD	132	11/04/09	(2)
Royal Bank of Scotland	JPY	217,334	USD	2,356	12/16/09	(59)
Royal Bank of Scotland	SGD	56	USD	39	12/16/09	(1)
State Street Bank and Trust Company	USD	96	AUD	106	11/02/09	(1)
State Street Bank and Trust Company	USD	86	AUD	95	11/05/09	(1)
State Street Bank and Trust Company	USD	5,369	AUD	6,455	12/16/09	417
State Street Bank and Trust Company	USD	22	BRL	38	11/03/09	—
State Street Bank and Trust Company	USD	317	BRL	547	11/03/09	(6)
State Street Bank and Trust Company	USD	321	BRL	553	11/03/09	(6)
State Street Bank and Trust Company	USD	441	BRL	761	11/03/09	(9)
State Street Bank and Trust Company	USD	203	BRL	355	11/04/09	(1)

See accompanying notes which are an integral part of the financial statements.

88	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank and Trust Company	USD	585	CAD	625	11/02/09	(7)
State Street Bank and Trust Company	USD	139	CAD	148	11/03/09	(2)
State Street Bank and Trust Company	USD	812	CAD	875	11/03/09	(3)
State Street Bank and Trust Company	USD	810	CHF	825	11/02/09	(6)
State Street Bank and Trust Company	USD	223	CHF	228	11/04/09	—
State Street Bank and Trust Company	USD	2,907	CHF	2,986	12/16/09	5
State Street Bank and Trust Company	USD	2,982	CHF	3,167	12/16/09	106
State Street Bank and Trust Company	USD	845	CHF	865	11/03/09	(2)
State Street Bank and Trust Company	USD	499	EUR	339	11/03/09	—
State Street Bank and Trust Company	USD	695	EUR	472	11/04/09	(1)
State Street Bank and Trust Company	USD	1,945	EUR	1,321	11/04/09	(2)
State Street Bank and Trust Company	USD	91	GBP	57	12/16/09	2
State Street Bank and Trust Company	USD	8,637	GBP	5,406	12/16/09	233
State Street Bank and Trust Company	USD	195	HKD	1,509	11/03/09	—
State Street Bank and Trust Company	USD	1	HKD	8	12/16/09	—
State Street Bank and Trust Company	USD	80	HKD	621	12/16/09	—
State Street Bank and Trust Company	USD	442	JPY	40,267	11/05/09	5
State Street Bank and Trust Company	USD	1,208	JPY	109,902	11/05/09	13
State Street Bank and Trust Company	USD	17,032	JPY	1,575,333	12/16/09	473
State Street Bank and Trust Company	USD	6,613	NOK	37,146	12/16/09	(136)
State Street Bank and Trust Company	AUD	98	USD	89	11/04/09	1
State Street Bank and Trust Company	AUD	74	USD	67	11/05/09	1
State Street Bank and Trust Company	CAD	38	USD	35	11/03/09	—
State Street Bank and Trust Company	CAD	75	USD	70	11/03/09	1
State Street Bank and Trust Company	CAD	131	USD	123	11/03/09	2
State Street Bank and Trust Company	CHF	1,650	USD	1,620	11/03/09	12
State Street Bank and Trust Company	CHF	3,715	USD	3,459	12/16/09	(163)
State Street Bank and Trust Company	CHF	4,180	USD	4,074	12/16/09	(2)
State Street Bank and Trust Company	EUR	890	USD	1,311	11/02/09	1
State Street Bank and Trust Company	EUR	16	USD	24	11/04/09	—
State Street Bank and Trust Company	EUR	96	USD	141	11/04/09	—
State Street Bank and Trust Company	EUR	108	USD	159	11/04/09	—
State Street Bank and Trust Company	EUR	115	USD	170	11/04/09	—
State Street Bank and Trust Company	EUR	150	USD	221	11/04/09	—
State Street Bank and Trust Company	EUR	330	USD	486	11/04/09	—
State Street Bank and Trust Company	EUR	835	USD	1,231	11/04/09	1
State Street Bank and Trust Company	GBP	49	USD	81	11/02/09	—
State Street Bank and Trust Company	GBP	19	USD	31	11/04/09	—
State Street Bank and Trust Company	GBP	28	USD	45	11/04/09	—
State Street Bank and Trust Company	GBP	32	USD	52	11/04/09	—
State Street Bank and Trust Company	GBP	35	USD	57	11/04/09	—
State Street Bank and Trust Company	GBP	178	USD	293	11/04/09	—
State Street Bank and Trust Company	GBP	889	USD	1,461	11/04/09	2
State Street Bank and Trust Company	GBP	2,639	USD	4,339	11/04/09	8
State Street Bank and Trust Company	GBP	3,290	USD	5,379	12/16/09	(19)
State Street Bank and Trust Company	GBP	3,599	USD	5,899	12/16/09	(6)
State Street Bank and Trust Company	HKD	2,505	USD	323	11/02/09	—
State Street Bank and Trust Company	JPY	84,870	USD	931	11/02/09	(12)
State Street Bank and Trust Company	JPY	1,872	USD	21	11/05/09	—
State Street Bank and Trust Company	JPY	4,379	USD	48	11/05/09	(1)
State Street Bank and Trust Company	JPY	8,237	USD	91	11/05/09	(1)
State Street Bank and Trust Company	JPY	90,000	USD	993	12/16/09	(7)
State Street Bank and Trust Company	SGD	225	USD	158	12/16/09	(2)

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	89

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank and Trust Company	TRY	1,996	USD	1,326	11/03/09	(2)
UBS	USD	143	CHF	146	11/03/09	(1)
UBS	USD	1,062	EUR	716	11/02/09	(8)
UBS	USD	351	EUR	237	11/03/09	(3)
UBS	USD	1,379	EUR	936	11/04/09	(2)
UBS	USD	4,477	EUR	3,000	12/16/09	(63)
UBS	USD	1,654	JPY	150,000	12/16/09	13
UBS	AUD	2,500	USD	2,154	12/16/09	(87)
UBS	CAD	658	USD	617	11/03/09	9
UBS	EUR	176	USD	261	11/03/09	2
UBS	EUR	207	USD	308	11/03/09	2
UBS	EUR	809	USD	1,200	11/03/09	10
UBS	EUR	825	USD	1,224	11/03/09	10
UBS	EUR	4,000	USD	5,798	12/16/09	(88)
UBS	EUR	6,000	USD	8,762	12/16/09	(67)
UBS	GBP	16	USD	26	11/03/09	—
UBS	GBP	16	USD	26	11/03/09	—
UBS	GBP	36	USD	60	11/03/09	—
UBS	GBP	130	USD	214	11/03/09	2
UBS	GBP	1,000	USD	1,649	12/16/09	9
UBS	GBP	3,500	USD	5,561	12/16/09	(181)
UBS	JPY	600,000	USD	6,727	12/16/09	60
Westpac Banking Corporation	USD	173	AUD	187	12/16/09	(5)
Westpac Banking Corporation	USD	5,369	AUD	6,455	12/16/09	417
Westpac Banking Corporation	USD	8,257	AUD	10,101	12/16/09	798
Westpac Banking Corporation	USD	6,379	CHF	6,866	12/16/09	315
Westpac Banking Corporation	USD	514	DKK	2,718	12/16/09	23
Westpac Banking Corporation	USD	31,404	EUR	21,988	12/16/09	950
Westpac Banking Corporation	USD	14,460	GBP	8,844	12/16/09	52
Westpac Banking Corporation	USD	211	HKD	1,631	12/16/09	—
Westpac Banking Corporation	USD	6,654	JPY	629,717	12/16/09	343
Westpac Banking Corporation	USD	11,980	JPY	1,130,104	12/16/09	578
Westpac Banking Corporation	USD	17,033	JPY	1,575,333	12/16/09	472
Westpac Banking Corporation	USD	130	SGD	188	12/16/09	5
Westpac Banking Corporation	AUD	1,413	USD	1,211	12/16/09	(56)
Westpac Banking Corporation	AUD	2,000	USD	1,831	12/16/09	38
Westpac Banking Corporation	AUD	14,000	USD	11,819	12/16/09	(731)
Westpac Banking Corporation	EUR	4,769	USD	6,726	12/16/09	(292)
Westpac Banking Corporation	EUR	5,000	USD	7,470	12/16/09	112
Westpac Banking Corporation	GBP	1,232	USD	2,036	12/16/09	14
Westpac Banking Corporation	GBP	2,000	USD	3,269	12/16/09	(13)
Westpac Banking Corporation	JPY	500,000	USD	5,439	12/16/09	(117)
Westpac Banking Corporation	JPY	3,000,000	USD	32,286	12/16/09	(1,050)
Westpac Banking Corporation	SEK	26,992	USD	3,723	12/16/09	(83)

Total Unrealizd Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						12,886

See accompanying notes which are an integral part of the financial statements.

90	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Presentation of Portfolio Holdings — October 31, 2009

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$4,696	$180,654	$124	$185,474	4.4
Austria	—	3,319	—	3,319	0.1
Belgium	—	33,831	—	33,831	0.8
Bermuda	17,189	39,954	—	57,143	1.4
Brazil	100,774	—	—	100,774	2.4
Canada	83,164	—	—	83,164	2.0
Cayman Islands	9,193	9,763	—	18,956	0.5
China	4,310	35,486	—	39,796	0.9
Cyprus	—	2,111	—	2,111	—	*
Czech Republic	—	4,075	—	4,075	0.1
Denmark	—	46,486	—	46,486	1.1
Finland	—	28,969	—	28,969	0.7
France	1,075	461,231	—	462,306	10.9
Germany	—	291,113	—	291,113	6.9
Greece	—	8,234	—	8,234	0.2
Guernsey	10,614	—	—	10,614	0.2
Hong Kong	1,408	78,189	—	79,597	1.9
India	24,424	10,454	—	34,878	0.8
Indonesia	—	6,002	—	6,002	0.1
Ireland	18,896	4,997	—	23,893	0.6
Israel	14,250	3,489	—	17,739	0.4
Italy	—	105,461	—	105,461	2.5
Japan	292	546,556	—	546,848	12.9
Kazakhstan	1,967	—	—	1,967	—	*
Luxembourg	1,017	5,235	—	6,252	0.1
Malaysia	—	2,858	—	2,858	0.1
Mauritius	—	1,299	—	1,299	—	*
Mexico	17,813	—	—	17,813	0.4
Netherlands	3,106	160,027	—	163,133	3.9
Netherlands Antilles	—	303	—	303	—	*
New Zealand	—	7,927	—	7,927	0.2
Norway	—	26,525	—	26,525	0.6
Puerto Rico	2,598	—	—	2,598	0.1
Russia	6,381	15,822	—	22,203	0.5
Singapore	—	63,806	—	63,806	1.5
South Africa	—	12,666	—	12,666	0.3
South Korea	562	49,447	—	50,009	1.2
Spain	185	156,546	—	156,731	3.7
Sweden	—	44,445	—	44,445	1.1
Switzerland	60,824	291,692	—	352,516	8.3
Taiwan	7,348	25,040	—	32,388	0.8
Thailand	346	—	—	346	—	*
Turkey	—	9,674	—	9,674	0.2
United Kingdom	33,577	711,294	160	745,031	17.6
United States	4,771	11,275	—	16,046	0.4
Preferred Stocks	10,350	10,182	—	20,532	0.5
Warrants & Rights	7,046	—	5,036	12,082	0.3
Short-Term Investments	149,896	51,200	—	201,096	4.8
Other Securities	—	334,042	—	334,042	7.9

Total Investments	598,072	3,891,679	5,320	4,495,071	106.3

Other Assets and Liabilities, Net					(6.3)

					100.0

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	91

Russell Investment Company

Russell International Developed Markets Fund

Presentation of Portfolio Holdings, continued — October 31, 2009

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Other Financial Instruments
Futures Contracts	(10,420)	—	—	(10,420)	(0.2)
Foreign Currency Exchange Contracts	29	12,857	—	12,886	0.3

Total Other Financial Instruments**	(10,391)	12,857	—	2,466

*	Less than .05% of net assets.

**	Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) used in determining a value for the period ending October 31, 2009 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

92	Russell International Developed Markets Fund

(This page intentionally left blank)

Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion — October 31, 2009 (Unaudited)

Russell Global Equity Fund - Class A
	Total Return
1 Year	14.82%
Inception*	(11.68	)%§

Russell Global Equity Fund - Class C
	Total Return
1 Year	20.82%
Inception*	(10.42	)%§

Russell Global Equity Fund - Class E
	Total Return
1 Year	21.77%
Inception	(9.74	)%§

Russell Global Equity Fund - Class S
	Total Return
1 Year	22.07%
Inception*	(9.47	)%§

Russell Global Equity Fund - Class Y ‡
	Total Return
1 Year	22.35%
Inception*	(9.40	)%§

MSCI World Net Dividend® Index (USD) **
	Total Return
1 Year	18.42%
Inception*	(8.54	)%§

94	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion — October 31, 2009 (Unaudited)

The Russell Global Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Russell Global Equity Fund Class A, Class C, Class E Class S and Class Y Shares gained 21.82%, 20.82%, 21.77%, 22.07% and 22.35% respectively. This compared to the MSCI World Net Dividend® Index (USD) which gained 18.42% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2009, the Lipper® Global Multi-Cap Core Funds Average gained 18.33%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary affect the Fund’s performance?

During the course of the fiscal year equity markets both sharply declined and significantly rose as the global financial/economic crisis peaked and then subsequently abated. These large shifts impacted Fund performance in a negative and positive fashion respectively. The extreme increase in risk aversion during late 2008 proved to be challenging for a number of the Fund’s money managers that had more exposure to areas such as commodities and emerging markets. With the change in risk appetite, global equity investors sought safety in high quality growth companies with solid balance sheets and durable earnings, other more cyclical segments of the market were sold off heavily.

While the Fund underperformed its benchmark in November and December 2008 by more than 3%, by the start of 2009 the money managers had either adjusted to the market environment or saw their existing holdings begin to gain value and the Fund started outperforming. This continued steadily throughout the remainder of the 12 month period ending October 31, 2009.

From a regional perspective, the equity market recovery was most evident in developed Asian markets excluding Japan which rose nearly 55% over the fiscal year as measured by the MSCI Asia ex Japan Index. While the Fund’s money managers saw some attractive opportunities and long term growth in this area, the Fund’s 2.5% underweight to this region was the largest single detractor from Fund performance in the period. However, this negative allocation impact was more than offset by a near 10% overweight to emerging markets which performed similarly to Asia ex Japan. As a result, overall regional allocation was additive to performance. The most significant source of outperformance in the period was positive stock selection among U.S. financials and energy companies. The largest rotation in the Fund was the shift from a 5% underweight in European stocks to a 5% overweight. This move was primarily due to a manager change in September 2009 and based on the exposures of the incoming manager, MFS Institutional Advisors, Inc.

At a sector level, the Fund had positive stock selection across all sectors except technology where holdings modestly lagged the benchmark. The Fund’s largest shift over the fiscal year was in its exposures to the consumer discretionary and telecommunications sectors, just over a 4% increase and reduction, respectively. As a result, the Fund’s largest sector overweight was to the consumer discretionary sector. The Fund’s largest underweight was to the financials sector. This underweight proved additive over the course of the fiscal year, but stock selection in the financials sector generated even greater positive excess returns for the Fund.

The Fund’s money managers tend to pursue more forward looking approaches and during 2009 this caused them to be positioned towards economically sensitive areas of the market that performed better. Accordingly, a majority of the Fund’s money managers outperformed and the Fund outperformed as well.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

While sector allocation had a modestly positive contribution to performance for the fiscal year, stock selection drove the Fund’s outperformance for the period. Generally, holdings in the more economically sensitive areas such as financials, consumer discretionary, energy, and industrials added the most to performance. Fund holdings in the materials sector and among Japanese software companies detracted from Fund returns.

The Fund’s value managers contributed a majority of the Fund’s outperformance during the year through strong stock selection in the financials and energy sectors. The Fund’s growth managers had mixed success. The Fund’s core growth manager did well after the March 9, 2009 market low due to its overweights to retailers and automakers. The Fund’s aggressive growth manager, which uses price momentum as a selection criteria, lagged as it struggled with sharp changes in market leadership. The Fund’s core quantitative manager trailed the benchmark materially given the broad swings in market trends during the year. This presented a headwind to the manager’s momentum/earnings revision based approach.

Russell Global Equity Fund	95

Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion — October 31, 2009 (Unaudited)

The Fund’s near 10% overweight to emerging markets added to performance as these markets outperformed developed markets by 30% as measured by the MSCI Emerging Markets Index and the MSCI World Index for the fiscal year. Overweights to Brazil, Mexico, and India were the largest positive contributors to Fund performance on a country allocation basis.

The Fund’s core growth manager, T. Rowe Price International, Inc., significantly outperformed due mostly to its exposures to consumer stocks and financials as well as emerging markets companies.

Aggressive growth manager Gartmore Global Partners underperformed the benchmark modestly over the fiscal year as it faced headwinds to its momentum and earnings factors strategy in addition to relatively poor stock selection in the technology and consumer discretionary sectors.

Quantitative manager, ClariVest Asset Management LLC, underperformed as its returns were negatively impacted by the rapidly changing price momentum and valuation factors considered in its investment model. This volatility negatively impacted performance as it results in less precise excess return forecasts by quantitative models and higher turnover.

MFS Institutional Advisors, Inc. replaced ClariVest in early September 2009. Since its addition to the Fund, it has outperformed the benchmark. The main source of its outperformance has been stock selection of consistent growth stocks in the consumer staples area.

Tradewinds Global Investors’ deep value approach was the best performing manager for the fiscal year due to strong stock selection in the materials sector, especially gold and uranium mining companies. Stock selection in the energy and consumer staples sectors also contributed positively to performance.

The Fund’s large cap value manager, Harris Associates L.P., outperformed, especially after the March 9th market low. Harris had a long standing overweight to high quality, industry leading financials companies and, though this proved a meaningful detractor from performance in late 2008, by early 2009 this positioning was rewarded. In addition, Harris bought what it believed to be attractively priced consumer and health care companies at the bottom of the recession and recognized significant gains as the market re-priced these stocks as the recession eased.

Describe any changes to the Fund’s structure or the money manager line-up.

During the fourth fiscal quarter, MFS Institutional Advisors, Inc. was hired as a money manager at a 20% weight as a replacement for ClariVest Asset Management. In addition, the weights of the other four managers in the Fund were adjusted to maintain style balance and exposure to a variety of investment strategies.

Money Managers as of October 31, 2009	Styles
Tradewinds Global Investors	Value
Harris Associates L.P.	Value
MFS Institutional Advisors, Inc.	Growth
Gartmore Global Partners	Growth
T. Rowe Price International, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on February 28, 2007.

**

The Morgan Stanley Capital International (MSCI) World Net Dividend® Index (USD) is a market capitalization index, with net dividends reinvested, that is designed to measure global developed market equity performance. The Index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

‡	The Fund first issued Class Y Shares on September 29, 2008. The returns shown for Class Y Shares are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

96	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,274.50	$1,017.64
Expenses Paid During Period*	$8.60	$7.63

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,269.20	$1,013.91
Expenses Paid During Period*	$12.81	$11.37

*	Expenses are equal to the Fund’s annualized expense ratio of 2.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,274.00	$1,017.64
Expenses Paid During Period*	$8.60	$7.63

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Russell Global Equity Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,275.30	$1,018.90
Expenses Paid During Period*	$7.17	$6.36

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,277.00	$1,019.81
Expenses Paid During Period*	$6.14	$5.45

*	Expenses are equal to the Fund’s annualized expense ratio of 1.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

98	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 94.8%
Australia - 0.8%
Alumina, Ltd. - ADR (Æ)(Ñ)	208,600	1,206
Minara Resources, Ltd. (Æ)(Ñ)	695,749	533
Mineral Deposits, Ltd. (Æ)	361,300	309
Rio Tinto, Ltd. (Ñ)	96,814	5,376

		7,424

Belgium - 0.3%
Anheuser-Busch InBev NV	60,272	2,833

Brazil - 1.8%
BM&F Bovespa SA	265,166	1,716
Centrais Eletricas Brasileiras SA - ADR (Ñ)	208,350	2,652
Cia de Saneamento Basico do Estado de Sao Paulo - ADR (Ñ)	27,884	1,074
Petroleo Brasileiro SA - ADR	131,400	5,272
Tam SA - ADR (Æ)(Ñ)	186,300	2,659
Vale SA Class B (Ñ)	174,000	4,019

		17,392

Canada - 2.4%
Barrick Gold Corp.	135,530	4,869
Cameco Corp.	103,670	2,821
Canadian National Railway Co.	150,230	7,247
Eastern Platinum, Ltd. (Æ)	1,365,125	930
EnCana Corp.	41,800	2,315
Gabriel Resources, Ltd. (Æ)	1,842,595	3,523
Westjet Airlines, Ltd. (Æ)	135,377	1,374

		23,079

Cayman Islands - 0.4%
Baidu, Inc. - ADR (Æ)	5,200	1,965
Endeavor Financial Corp. (Æ)	417,425	722
Hutchison Telecommunications International, Ltd. (Ñ)	6,584,100	1,140

		3,827

China - 0.9%
China Construction Bank Corp. Class H	8,647,000	7,429
PetroChina Co., Ltd. - ADR (Ñ)	9,325	1,119

		8,548

Egypt - 0.2%
Orascom Telecom Holding SAE	312,100	2,092

Finland - 0.3%
Fortum OYJ	46,253	1,094
UPM-Kymmene OYJ	119,000	1,432

		2,526

France - 4.8%
Areva SA	1,247	656
Compagnie Generale des Etablissements Michelin Class B	50,044	3,708

	Principal Amount ($) or Shares	Market Value $
Electric De France SA (Ñ)	19,885	1,106
Groupe Danone SA	69,887	4,199
Legrand SA (Ñ)	297,979	8,092
LVMH Moet Hennessy Louis Vuitton SA (Ñ)	111,811	11,600
Pernod-Ricard SA (Ñ)	63,897	5,333
Publicis Groupe SA (Ñ)	116,100	4,417
Sanofi-Aventis SA - ADR (Ñ)	102,875	3,798
Technip SA	14,400	907
Thales SA (Ñ)	58,730	2,850

		46,666

Germany - 5.3%
Allianz SE	51,800	5,937
Daimler AG	96,900	4,717
Deutsche Telekom AG - ADR (Ñ)	95,707	1,296
E.ON AG	324,317	12,396
HeidelbergCement AG	68,805	4,099
Linde AG	92,579	9,681
Merck KGaA	61,004	5,731
SAP AG	95,600	4,320
Siemens AG	29,009	2,614

		50,791

India - 1.2%
Bajaj Finserv, Ltd.	215,200	1,414
Container Corp. of India	38,447	897
GMR Infrastructure, Ltd. (Æ)	3,055,122	3,955
Reliance Industries, Ltd.	67,300	2,729
Tata Motors, Ltd. - ADR (Ñ)	119,300	1,358
United Spirits, Ltd.	54,755	1,223

		11,576

Ireland - 0.5%
Accenture PLC Class A	98,700	3,660
Elan Corp. PLC - ADR (Æ)(Ñ)	204,000	1,112
Governor & Co. of the Bank of Ireland (The) (Æ)	222,400	564

		5,336

Israel - 0.9%
Teva Pharmaceutical Industries, Ltd. - ADR	167,700	8,466

Italy - 1.5%
ERG SpA	192,600	2,850
Intesa Sanpaolo SpA (Æ)	2,356,526	9,927
Telecom Italia SpA	1,216,200	1,340

		14,117

Japan - 5.6%
77 Bank, Ltd. (The) (Ñ)	132,000	765
Aeon Mall Co., Ltd. (Ñ)	129,200	2,734
Canon, Inc.	100,300	3,764
Daiwa Securities Group, Inc.	1,457,500	7,746
Fields Corp.	320	431
Hakuhodo DY Holdings, Inc. (Ñ)	4,850	244

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Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

JS Group Corp. (Ñ)	34,600	566
Kao Corp.	107,000	2,403
Kirin Holdings Co., Ltd.	60,000	984
Mitsui & Co., Ltd. (Ñ)	107,700	1,390
Nippon Oil Corp. (Ñ)	183,000	894
Nippon Telegraph & Telephone Corp.	122,300	5,053
Nissin Foods Holdings Co., Ltd. (Ñ)	19,600	693
Nomura Holdings, Inc.	294,100	2,058
Panasonic Corp. (Ñ)	98,800	1,370
Rohm Co., Ltd. (Ñ)	61,700	4,063
Sekisui House, Ltd.	301,000	2,583
Seven & I Holdings Co., Ltd. (Ñ)	60,400	1,324
Sharp Corp. (Ñ)	117,000	1,239
Sumitomo Osaka Cement Co., Ltd. (Ñ)	821,000	1,424
Sumitomo Trust & Banking Co., Ltd. (The) (Ñ)	415,000	2,142
Toppan Printing Co., Ltd. (Ñ)	144,000	1,280
Toyota Motor Corp.	204,200	8,080
TV Asahi Corp.	411	621

		53,851

Luxembourg - 0.3%
Stolt-Nielsen SA (Ñ)	194,500	2,674

Mexico - 2.2%
America Movil SAB de CV Series L	259,100	11,434
Fomento Economico Mexicano SAB de CV - ADR	91,500	3,963
Grupo Financiero Banorte SAB de CV Class O	837,400	2,747
Grupo Televisa SA - ADR	180,700	3,498

		21,642

Netherlands - 2.1%
Akzo Nobel NV (Ñ)	22,200	1,312
Heineken NV	234,865	10,399
TNT NV	342,442	9,073

		20,784

Netherlands Antilles - 0.3%
Schlumberger, Ltd.	46,700	2,905

Norway - 0.4%
Marine Harvest (Æ)(Ñ)	3,926,730	2,847
StatoilHydro ASA - ADR	64,500	1,526

		4,373

Panama - 0.6%
Carnival Corp.	190,200	5,539

Papua New Guinea - 0.5%
Lihir Gold, Ltd. (Æ)	1,730,700	4,717

Russia - 0.5%
Gazprom OAO - ADR	206,000	4,919

	Principal Amount ($) or Shares	Market Value $
South Africa - 0.4%
AngloGold Ashanti, Ltd. - ADR (Ñ)	32,425	1,217
Gold Fields, Ltd.	201,585	2,576

		3,793

South Korea - 0.3%
Korea Electric Power Corp. - ADR	158,300	2,197
KT Corp. - ADR	33,260	534

		2,731

Spain - 0.5%
Iberdrola Renovables SA (Ñ)	1,045,587	4,647

Sweden - 0.2%
Assa Abloy AB Class B	113,373	2,018

Switzerland - 9.2%
ABB, Ltd.	197,423	3,678
Adecco SA	101,200	4,524
Compagnie Financiere Richemont SA	545,264	15,266
Credit Suisse Group AG	175,800	9,390
GAM Holding, Ltd.	137,300	1,673
Givaudan SA	13,817	10,227
Julius Baer Group, Ltd.	137,300	5,169
Nestle SA	305,839	14,217
Novartis AG	79,700	4,157
Roche Holding AG	85,534	13,705
UBS AG (Æ)(Ñ)	88,530	1,469
UBS AG (Æ)	299,900	5,022

		88,497

Taiwan - 0.3%
HON HAI Precision Industry Co., Ltd.	665,000	2,618

Thailand - 0.1%
Bangkok Bank PCL	203,400	675
Krung Thai Bank PCL	2,004,600	528

		1,203

Turkey - 0.1%
Turkcell Iletisim Hizmet AS - ADR	57,475	944

United Kingdom - 9.4%
AstraZeneca PLC - ADR (Ñ)	16,100	723
BP PLC	14,149	133
BP PLC - ADR	23,642	1,339
British Sky Broadcasting Group PLC	367,900	3,207
Diageo PLC	514,188	8,380
Experian PLC	312,300	2,861
GlaxoSmithKline PLC	151,300	3,107
HSBC Holdings PLC	516,922	5,720
Mondi PLC	275,017	1,513
Reckitt Benckiser Group PLC	167,227	8,315
Reed Elsevier PLC	469,500	3,560
Rolls-Royce Group PLC (Ñ)	1,433,478	10,586
Rolls-Royce Group PLC (Æ)	86,008,680	141

100	Russell Global Equity Fund

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Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Royal Dutch Shell PLC Class B	223,164	6,465
Standard Chartered PLC	176,000	4,322
Tesco PLC	1,200,878	8,014
Unilever PLC	221,213	6,621
Vodafone Group PLC	3,234,953	7,157
Vodafone Group PLC - ADR (Ñ)	63,800	1,416
WPP PLC	751,364	6,738

		90,318

United States - 40.5%
3M Co.	107,660	7,921
Aetna, Inc.	52,765	1,374
AGCO Corp. (Æ)(Ñ)	69,825	1,963
Alcoa, Inc. (Ñ)	114,275	1,419
Amazon.com, Inc. (Æ)(Ñ)	52,400	6,226
Ameren Corp. (Ñ)	51,125	1,244
AON Corp. (Ñ)	73,700	2,838
Apple, Inc. (Æ)	75,770	14,283
Applied Materials, Inc.	255,600	3,118
Autodesk, Inc. (Æ)(Ñ)	70,400	1,755
Baker Hughes, Inc. (Ñ)	68,100	2,865
Bank of America Corp.	261,000	3,805
Bank of New York Mellon Corp. (The)	491,570	13,105
Baxter International, Inc.	71,600	3,871
Bed Bath & Beyond, Inc. (Æ)	81,600	2,873
Best Buy Co., Inc. (Ñ)	86,500	3,303
BJ Services Co.	74,700	1,434
Boeing Co. (The)	69,300	3,313
Bristol-Myers Squibb Co.	132,600	2,891
Caterpillar, Inc. (Ñ)	127,500	7,020
CBS Corp. Class B	208,800	2,458
Celgene Corp. (Æ)	46,600	2,379
Cephalon, Inc. (Æ)(Ñ)	44,700	2,440
CF Industries Holdings, Inc.	23,800	1,981
Cisco Systems, Inc. (Æ)	339,430	7,756
ConocoPhillips	31,045	1,558
Consol Energy, Inc. (Ñ)	14,375	615
Dentsply International, Inc. (Ñ)	165,300	5,448
Discover Financial Services	176,800	2,500
eBay, Inc. (Æ)	112,035	2,495
Edwards Lifesciences Corp. (Æ)	5,700	439
EOG Resources, Inc. (Ñ)	33,100	2,703
FedEx Corp.	36,700	2,668
Fifth Third Bancorp	238,500	2,132
Franklin Resources, Inc.	75,000	7,847
Freeport-McMoRan Copper & Gold, Inc. Class B (Æ)	53,600	3,932
General Dynamics Corp.	33,100	2,075
Gilead Sciences, Inc. (Æ)	135,700	5,774
Goldman Sachs Group, Inc. (The)	16,700	2,842
Google, Inc. Class A (Æ)	13,600	7,291
Hartford Financial Services Group, Inc.	64,100	1,572
Hewlett-Packard Co.	158,900	7,541
Home Depot, Inc.	107,400	2,695
Illinois Tool Works, Inc.	71,200	3,270
Intel Corp.	579,400	11,072
Janus Capital Group, Inc. (Ñ)	96,800	1,270
JPMorgan Chase & Co.	528,921	22,093

	Principal Amount ($) or Shares	Market Value $
Juniper Networks, Inc. (Æ)	313,900	8,008
Keycorp (Ñ)	144,000	776
Kroger Co. (The) (Ñ)	105,050	2,430
Loews Corp.	27,375	906
Lowe’s Cos., Inc.	219,100	4,288
Mastercard, Inc. Class A (Ñ)	23,200	5,081
McDonald’s Corp.	100,400	5,884
Medtronic, Inc.	198,320	7,080
Microsoft Corp.	351,120	9,737
Murphy Oil Corp. (Ñ)	72,900	4,457
National Oilwell Varco, Inc. (Æ)	99,900	4,095
Newmont Mining Corp.	119,925	5,212
Nike, Inc. Class B (Ñ)	77,500	4,819
Northern Trust Corp.	85,400	4,291
NVR, Inc. (Æ)(Ñ)	2,200	1,457
Omnicom Group, Inc.	249,430	8,550
Oracle Corp.	331,290	6,990
Peabody Energy Corp. (Ñ)	62,666	2,481
PepsiCo, Inc.	85,570	5,181
Pfizer, Inc.	459,825	7,831
Polo Ralph Lauren Corp. Class A (Ñ)	54,400	4,048
Praxair, Inc.	96,840	7,693
Procter & Gamble Co. (The)	127,400	7,389
Red Hat, Inc. (Æ)	68,400	1,765
Smith International, Inc. (Ñ)	87,400	2,424
Smithfield Foods, Inc. (Æ)(Ñ)	188,600	2,516
Starwood Hotels & Resorts Worldwide, Inc. (ö)(Ñ)	126,200	3,667
Tech Data Corp. (Æ)(Ñ)	23,395	899
Tesoro Corp.	84,580	1,196
Tiffany & Co.	86,000	3,379
Toll Brothers, Inc. (Æ)(Ñ)	105,500	1,827
Tyson Foods, Inc. Class A	286,285	3,584
Union Pacific Corp.	137,025	7,556
Wal-Mart Stores, Inc.	208,125	10,340
Walt Disney Co. (The)	327,090	8,952
Waters Corp. (Æ)	172,340	9,898
WellPoint, Inc. (Æ)	134,000	6,266
Yum! Brands, Inc.	108,700	3,582

		390,002

Total Common Stocks (cost $844,647)		912,848

Preferred Stocks - 0.1%
Brazil - 0.1%
Tim Participacoes SA	483,150	1,138

Total Preferred Stocks (cost $887)		1,138

Warrants & Rights - 0.0%
Cayman Islands - 0.0%
Endeavor Financial Corp. (Æ) 2014 Warrants	251,905	170

Total Warrants & Rights (cost $696)		170

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Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Short-Term Investments - 4.3%
United States - 4.3%
Russell Investment Company Russell Money Market Fund (£)	27,428,000	27,428
State Street Euro Commercial Paper (ç)(ž) 0.010% due 11/02/09	14,000	14,000

Total Short-Term Investments (cost $41,428)		41,428

Other Securities - 12.2%
Russell U.S. Cash Collateral Fund (×)	53,968,015	53,968
State Street Securities Lending Quality Trust (×)	63,439,493	63,086

Total Other Securities (cost $117,408)		117,054

Total Investments - 111.4% (identified cost $1,005,066)		1,072,638

Other Assets and Liabilities, Net - (11.4%)		(110,154)

Net Assets - 100.0%		962,484

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

102	Russell Global Equity Fund

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
EUR STOXX 50 Index (EMU)	240	EUR	6,542	12/09	(469)
FTSE-100 Index (UK)	56	GBP	2,801	12/09	(127)
Hang Seng Index (Hong Kong)	4	HKD	4,326	11/09	(12)
S&P 500 E-Mini Index (CME)	320	USD	16,528	12/09	(427)
S&P 500 Index (CME)	20	USD	5,165	12/09	24
SPI 200 Index (Australia)	18	AUD	2,081	12/09	4
TOPIX Index (Japan)	51	JPY	455,940	12/09	(162)
TSE 60 Index (Canada)	18	CAD	2,325	12/09	(98)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(1,267)

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	GBP	4	USD	6	11/03/09	—
Barclays Bank PLC	USD	182	AUD	200	12/16/09	(2)
Barclays Bank PLC	USD	194	CAD	200	12/16/09	(10)
Barclays Bank PLC	USD	1,595	EUR	1,117	12/16/09	49
Barclays Bank PLC	USD	239	GBP	150	12/16/09	7
Barclays Bank PLC	USD	921	JPY	85,167	12/16/09	26
Barclays Bank PLC	AUD	400	USD	361	12/16/09	2
Barclays Bank PLC	CAD	500	USD	483	12/16/09	21
Barclays Bank PLC	EUR	1,200	USD	1,777	12/16/09	11
Barclays Bank PLC	GBP	500	USD	789	12/16/09	(31)
Barclays Bank PLC	JPY	70,000	USD	780	12/16/09	3
Brown Brothers Harriman Co.	USD	177	AUD	200	12/16/09	2
Brown Brothers Harriman Co.	USD	184	AUD	200	12/16/09	(5)
Brown Brothers Harriman Co.	USD	284	CAD	300	12/16/09	(7)
Brown Brothers Harriman Co.	USD	285	CAD	300	12/16/09	(8)
Brown Brothers Harriman Co.	USD	219	EUR	149	11/04/09	—
Brown Brothers Harriman Co.	USD	450	EUR	300	12/16/09	(9)
Brown Brothers Harriman Co.	USD	1,180	EUR	800	12/16/09	(3)
Brown Brothers Harriman Co.	USD	163	GBP	100	12/16/09	1
Brown Brothers Harriman Co.	USD	478	GBP	300	12/16/09	15
Brown Brothers Harriman Co.	USD	218	JPY	20,000	12/16/09	5
Brown Brothers Harriman Co.	USD	563	JPY	50,000	12/16/09	(8)
Brown Brothers Harriman Co.	CHF	206	USD	202	11/03/09	1
Brown Brothers Harriman Co.	EUR	100	USD	145	12/16/09	(2)
Brown Brothers Harriman Co.	EUR	200	USD	292	12/16/09	(2)
Brown Brothers Harriman Co.	GBP	100	USD	166	12/16/09	2
Brown Brothers Harriman Co.	JPY	20,000	USD	220	12/16/09	(2)
Citibank	USD	1,166	GBP	709	11/02/09	(3)
Citibank	GBP	70	USD	116	11/04/09	1
Credit Suisse First Boston	USD	86	AUD	100	12/16/09	4
Credit Suisse First Boston	USD	172	AUD	200	12/16/09	8
Credit Suisse First Boston	USD	281	AUD	338	12/16/09	22
Credit Suisse First Boston	USD	275	CAD	300	12/16/09	3
Credit Suisse First Boston	USD	365	CAD	403	12/16/09	7
Credit Suisse First Boston	USD	1,613	EUR	1,100	12/16/09	6
Credit Suisse First Boston	USD	165	GBP	100	12/16/09	(1)
Credit Suisse First Boston	USD	478	GBP	300	12/16/09	14
Credit Suisse First Boston	USD	773	GBP	473	12/16/09	3
Credit Suisse First Boston	USD	217	JPY	20,000	12/16/09	5
Credit Suisse First Boston	USD	779	JPY	70,000	12/16/09	(2)
Deutsche Bank	USD	92	AUD	100	12/16/09	(3)
Deutsche Bank	USD	281	AUD	338	12/16/09	22
Deutsche Bank	USD	93	CAD	100	12/16/09	(1)
Deutsche Bank	USD	365	CAD	403	12/16/09	7
Deutsche Bank	USD	300	EUR	200	12/16/09	(6)
Deutsche Bank	USD	439	EUR	300	12/16/09	2
Deutsche Bank	USD	450	EUR	300	12/16/09	(8)
Deutsche Bank	USD	1,595	EUR	1,117	12/16/09	49
Deutsche Bank	USD	159	GBP	100	12/16/09	5
Deutsche Bank	USD	166	GBP	100	12/16/09	(2)
Deutsche Bank	USD	249	GBP	150	12/16/09	(3)
Deutsche Bank	USD	772	GBP	473	12/16/09	3
Deutsche Bank	USD	109	JPY	10,000	12/16/09	2

See accompanying notes which are an integral part of the financial statements.

104	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Deutsche Bank	USD	220	JPY	20,000	12/16/09	3
Deutsche Bank	USD	921	JPY	85,167	12/16/09	26
Deutsche Bank	AUD	100	USD	90	12/16/09	—
Deutsche Bank	AUD	200	USD	171	12/16/09	(9)
Deutsche Bank	CAD	200	USD	185	12/16/09	—
Deutsche Bank	CAD	200	USD	189	12/16/09	4
Deutsche Bank	CHF	99	USD	97	11/02/09	—
Deutsche Bank	CHF	669	USD	652	11/02/09	—
Deutsche Bank	EUR	47	USD	70	11/02/09	—
Deutsche Bank	EUR	127	USD	187	11/02/09	—
Deutsche Bank	EUR	200	USD	291	12/16/09	(3)
Deutsche Bank	EUR	200	USD	295	12/16/09	1
Deutsche Bank	EUR	500	USD	738	12/16/09	2
Deutsche Bank	GBP	178	USD	292	11/02/09	—
Deutsche Bank	GBP	200	USD	333	12/16/09	5
Deutsche Bank	GBP	200	USD	322	12/16/09	(6)
Deutsche Bank	JPY	20,000	USD	226	12/16/09	4
Deutsche Bank	JPY	40,000	USD	436	12/16/09	(8)
HSBC	USD	175	AUD	200	12/16/09	4
HSBC	USD	282	AUD	338	12/16/09	22
HSBC	USD	187	CAD	200	12/16/09	(2)
HSBC	USD	365	CAD	403	12/16/09	7
HSBC	USD	292	EUR	198	11/03/09	—
HSBC	USD	585	EUR	400	12/16/09	4
HSBC	USD	1,595	EUR	1,117	12/16/09	49
HSBC	USD	319	GBP	200	12/16/09	9
HSBC	USD	773	GBP	473	12/16/09	3
HSBC	USD	446	JPY	40,000	12/16/09	(1)
HSBC	USD	920	JPY	85,167	12/16/09	26
HSBC	AUD	100	USD	86	12/16/09	(3)
HSBC	AUD	250	USD	218	12/16/09	(6)
HSBC	CAD	200	USD	184	12/16/09	(1)
HSBC	CAD	200	USD	186	12/16/09	2
HSBC	EUR	600	USD	873	12/16/09	(10)
HSBC	EUR	700	USD	1,019	12/16/09	(11)
HSBC	GBP	150	USD	239	12/16/09	(7)
HSBC	GBP	300	USD	480	12/16/09	(13)
HSBC	JPY	35,000	USD	391	12/16/09	2
HSBC	JPY	50,000	USD	554	12/16/09	(1)
Mellon Bank	USD	281	AUD	338	12/16/09	22
Mellon Bank	USD	365	CAD	403	12/16/09	7
Mellon Bank	USD	1,596	EUR	1,117	12/16/09	47
Mellon Bank	USD	773	GBP	473	12/16/09	2
Mellon Bank	USD	921	JPY	85,167	12/16/09	26
Royal Bank of Canada	USD	83	AUD	100	12/16/09	7
Royal Bank of Canada	USD	181	CAD	200	12/16/09	4
Royal Bank of Canada	USD	713	EUR	500	12/16/09	23
Royal Bank of Canada	USD	1,595	EUR	1,117	12/16/09	48
Royal Bank of Canada	USD	327	GBP	200	12/16/09	1
Royal Bank of Canada	USD	773	GBP	473	12/16/09	3
Royal Bank of Canada	USD	216	JPY	20,000	12/16/09	6
Royal Bank of Canada	EUR	200	USD	295	12/16/09	—
Royal Bank of Canada	GBP	95	USD	157	11/03/09	1

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	105

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Canada	GBP	102	USD	169	11/03/09	1
Royal Bank of Scotland	USD	598	EUR	400	12/16/09	(9)
Royal Bank of Scotland	USD	163	GBP	100	12/16/09	1
Royal Bank of Scotland	USD	40	JPY	3,672	11/04/09	1
Royal Bank of Scotland	USD	44	JPY	3,980	11/04/09	1
Royal Bank of Scotland	USD	109	JPY	10,000	12/16/09	2
State Street Bank and Trust Company	USD	281	AUD	338	12/16/09	22
State Street Bank and Trust Company	USD	365	CAD	403	12/16/09	7
State Street Bank and Trust Company	USD	447	EUR	300	12/16/09	(6)
State Street Bank and Trust Company	USD	134	GBP	81	11/04/09	(1)
State Street Bank and Trust Company	USD	15	JPY	1,332	11/05/09	—
State Street Bank and Trust Company	USD	224	JPY	20,000	12/16/09	(2)
State Street Bank and Trust Company	USD	921	JPY	85,167	12/16/09	26
State Street Bank and Trust Company	AUD	100	USD	92	12/16/09	3
State Street Bank and Trust Company	AUD	100	USD	90	12/16/09	—
State Street Bank and Trust Company	CAD	149	USD	142	11/04/09	4
State Street Bank and Trust Company	CHF	818	USD	801	11/03/09	3
State Street Bank and Trust Company	CHF	592	USD	578	11/04/09	1
State Street Bank and Trust Company	EUR	152	USD	226	11/04/09	1
State Street Bank and Trust Company	EUR	189	USD	278	11/04/09	—
State Street Bank and Trust Company	EUR	100	USD	149	12/16/09	2
State Street Bank and Trust Company	GBP	135	USD	222	11/04/09	—
State Street Bank and Trust Company	GBP	100	USD	164	12/16/09	—
State Street Bank and Trust Company	JPY	10,000	USD	110	12/16/09	(1)
State Street Bank and Trust Company	JPY	10,000	USD	111	12/16/09	—
UBS	USD	1,270	GBP	769	11/03/09	(9)
UBS	AUD	200	USD	172	12/16/09	(7)
UBS	CAD	300	USD	277	12/16/09	—
UBS	CHF	2,428	USD	2,383	11/03/09	17
UBS	EUR	79	USD	118	11/03/09	1
UBS	EUR	254	USD	377	11/03/09	3
UBS	EUR	592	USD	878	11/03/09	7
UBS	EUR	828	USD	1,228	11/03/09	10
UBS	EUR	600	USD	876	12/16/09	(7)
UBS	GBP	300	USD	477	12/16/09	(16)
UBS	JPY	50,000	USD	561	12/16/09	(5)
Westpac Banking Corporation	USD	281	AUD	338	12/16/09	22
Westpac Banking Corporation	USD	365	CAD	403	12/16/09	7
Westpac Banking Corporation	USD	1,595	EUR	1,117	12/16/09	48
Westpac Banking Corporation	USD	773	GBP	473	12/16/09	3
Westpac Banking Corporation	USD	921	JPY	85,167	12/16/09	26
Westpac Banking Corporation	AUD	100	USD	90	12/16/09	—
Westpac Banking Corporation	CAD	100	USD	96	12/16/09	4
Westpac Banking Corporation	EUR	400	USD	590	12/16/09	2
Westpac Banking Corporation	GBP	150	USD	239	12/16/09	(7)
Westpac Banking Corporation	JPY	25,000	USD	280	12/16/09	2

Total Unrealizd Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						636

See accompanying notes which are an integral part of the financial statements.

106	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Presentation of Portfolio Holdings — October 31, 2009

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$1,206	$6,218	$—	$7,424	0.8
Belgium	—	2,833	—	2,833	0.3
Brazil	12,081	5,311	—	17,392	1.8
Canada	22,022	—	1,057	23,079	2.4
Cayman Islands	1,965	1,140	722	3,827	0.4
China	1,119	7,429	—	8,548	0.9
Egypt	—	2,092	—	2,092	0.2
Finland	—	2,526	—	2,526	0.3
France	3,798	42,868	—	46,666	4.8
Germany	1,296	49,495	—	50,791	5.3
India	1,358	10,218	—	11,576	1.2
Ireland	4,772	564	—	5,336	0.5
Israel	8,466	—	—	8,466	0.9
Italy	—	14,117	—	14,117	1.5
Japan	—	53,851	—	53,851	5.6
Luxembourg	—	2,674	—	2,674	0.3
Mexico	21,642	—	—	21,642	2.2
Netherlands	—	20,784	—	20,784	2.1
Netherlands Antilles	2,905	—	—	2,905	0.3
Norway	1,526	2,847	—	4,373	0.4
Panama	5,539	—	—	5,539	0.6
Papua New Guinea	—	4,717	—	4,717	0.5
Russia	—	4,919	—	4,919	0.5
South Africa	1,217	2,576	—	3,793	0.4
South Korea	2,731	—	—	2,731	0.3
Spain	—	4,647	—	4,647	0.5
Sweden	—	2,018	—	2,018	0.2
Switzerland	6,638	81,859	—	88,497	9.2
Taiwan	—	2,618	—	2,618	0.3
Thailand	528	675	—	1,203	0.1
Turkey	944	—	—	944	0.1
United Kingdom	3,478	86,699	141	90,318	9.4
United States	351,077	38,925	—	390,002	40.5
Preferred Stocks	1,138	—	—	1,138	0.1
Warrants & Rights	—	—	170	170	— *
Short-Term Investments	27,428	14,000	—	41,428	4.3
Other Securities	—	117,054	—	117,054	12.2

Total Investments	484,874	585,674	2,090	1,072,638	111.4

Other Assets and Liabilities, Net					(11.4)

					100.0

Other Financial Instruments
Futures Contracts	(1,267)	—	—	(1,267)	(0.1)
Foreign Currency Exchange Contracts	37	599	—	636	0.1

Total Other Financial Instruments**	(1,230)	599	—	(631)

*	Less than .05% of net assets.
**	Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) used in determining a value for the period ending October 31, 2009 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	107

Russell Investment Company

Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Russell Emerging Markets Fund - Class A ‡
	Total Return
1 Year	53.40%
5 Years	14.61	%§
10 Years	10.26	%§

Russell Emerging Markets Fund - Class C
	Total Return
1 Year	61.74%
5 Years	15.11	%§
10 Years	10.10	%§

Russell Emerging Markets Fund - Class E
	Total Return
1 Year	62.78%
5 Years	15.97	%§
10 Years	10.91	%§

Russell Emerging Markets Fund - Class S
	Total Return
1 Year	63.37%
5 Years	16.28	%§
10 Years	11.17	%§

Russell Emerging Markets Fund - Class Y ‡‡
	Total Return
1 Year	63.67%
5 Years	16.32	%§
10 Years	11.19	%§

MSCI Emerging Markets Index Net (USD)SM **
	Total Return
1 Year	64.13%
5 Years	16.78	%§
10 Years	11.16	%§

108	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Russell Emerging Markets Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has six money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Russell Emerging Markets Fund Class A, Class C, Class E, Class S and Class Y Shares gained 62.81%, 61.74%, 62.78%, 63.37% and 63.67%, respectively. This compared to the MSCI Emerging Markets Index Net (USD)SM, which gained 64.13% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

In accordance with the Fund’s fair value procedures, on October 30, 2009 the last trading day of the fiscal year, a portion of the Fund’s portfolio securities were fair valued as a result of a material decrease of the U.S. securities market. The Fund’s benchmark does not fair value its constituent securities following such an event. As a result, fair valuation had a negative impact on Fund performance relative to its benchmark.

For the year ending October 31, 2009, the Lipper® Emerging Markets Funds Average gained 56.47%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The market environment over the fiscal year was defined by the culmination of the market crisis between October 2008 and well into the first quarter of 2009 where there continued to be extensive asset de-leveraging and extreme levels of market volatility. This was followed by a strong, persistent rally in equity markets that continued through the end of the fiscal year. The Fund underperformed during the first part of the fiscal year particularly due to an underweight to China which rebounded earlier than other markets due to the size of its fiscal stimulus package. An overweight to the Consumer Staples sector and exposure to frontier markets, those less developed emerging markets outside of the Fund’s benchmark, also detracted from the Fund’s performance.

Although the Fund underperformed during the initial weeks of 2009, market increases which began on March 2, 2009 due to an underweight to the large cap stocks which were most rewarded, the Fund has since benefited from an environment of falling risk aversion and a broader market recovery.

From a country perspective, the market has been led by countries that benefitted from falling risk aversion, for example Turkey, and those countries that benefitted from stronger commodities prices, for example Russia, Indonesia and Brazil. In general, the Fund’s country exposure has contributed positively to performance, in particular overweights to Turkey and Russia.

From a sector perspective, the market was led by cyclical sectors such as the Information Technology, Materials and Consumer Discretionary with defensive sectors such as Telecoms and Healthcare lagging significantly. The Fund’s underweight to defensive sectors provided a positive contribution to performance.

Stock-level characteristics were more important than geography and sector exposure with those characteristics associated with high levels of absolute volatility and trading at low valuation, from a price to book perspective, performing very strongly. This contributed positively to the Fund’s performance due to strong stock selection by a number of the money managers.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Alliance Bernstein L.P. outperformed its benchmark. Its emphasis on value led it to aggressively rotate the portfolio during the second quarter of 2009 into areas that had not fully participated in the initial market bounce and provided a stronger valuation opportunity. This timely portfolio rotation, increased its exposure to financials stocks in Turkey, Korea and Russia contributed positively to its performance, mainly from stock selection. On average, it also maintained a cyclical bias which was also rewarded.

Genesis Asset Managers, LLP outperformed due to stock selection across the majority of sectors. Key holdings in Russia and Indonesia contributed to its over performance.

T. Rowe Price International, Inc. underperformed. Despite adding value through stock selection in China, a negative contribution from its Middle Eastern exposures which declined significantly in the second half of 2008 contributed to its underperformance.

UBS Global Asset Management, Inc. underperformed due to a focus on relative fundamental strength in the latter part of 2008. A strong second quarter driven by effective stock selection, particularly in Asian and Indonesian domestic consumer-related stocks contributed positively to performance.

Arrowstreet Capital, L.P. underperformed due to ineffective stock selection in Brazil. More specifically, overweights to financial holdings in Brazil which declined in October 2008 following the reintroduction of a tax on foreign purchases led to its underperformance.

Russell Emerging Markets Fund	109

Russell Investment Company

Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Harding Loevner LLC’s focus on quality growth stocks and the defensive nature of its portfolio led to its underperformance particularly as the markets rallied so strongly over the last two fiscal quarters. Ineffective stock selection in India and China accounted for a large proportion of its underperformance.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of October 31, 2009	Styles
AllianceBernstein L.P.	Value
Arrowstreet Capital, Limited Partnership	Market Oriented
Genesis Asset Managers, LLP	Market Oriented
Harding Loevner LLC	Market Oriented
T. Rowe Price International, Inc.	Growth
UBS Global Asset Management (Americas) Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1999.

**	The Morgan Stanley Capital International (MSCI) Emerging Markets Index Net (USD)SM is a market capitalization-weighted Index of over 850 stocks traded in 22 world markets.

‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares are the returns of the Fund’s Class E Shares from November 1, 1999 to February 28, 2007. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class Y Shares on September 26, 2008. The returns shown for Class Y Shares are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

110	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,430.80	$1,016.28
Expenses Paid During Period*	$10.84	$9.00

*	Expenses are equal to the Fund’s annualized expense ratio of 1.77% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,425.70	$1,012.50
Expenses Paid During Period*	$15.41	$12.78

*	Expenses are equal to the Fund’s annualized expense ratio of 2.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value	$1,000.00	$1,000.00
May 1, 2009
Ending Account Value	$1,429.70	$1,016.28
October 31, 2009
Expenses Paid During Period*	$10.84	$9.00

*	Expenses are equal to the Fund’s annualized expense ratio of 1.77% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,432.40	$1,017.54
Expenses Paid During Period*	$9.32	$7.73

*	Expenses are equal to the Fund’s annualized expense ratio of 1.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Emerging Markets Fund	111

Russell Investment Company

Russell Emerging Markets Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,433.80	$1,018.50
Expenses Paid During Period*	$8.16	$6.77

*	Expenses are equal to the Fund’s annualized expense ratio of 1.33% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

112	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 89.8%
Austria - 0.2%
Vienna Insurance Group	13,333	751
Wienerberger AG (Æ)	61,490	1,108

		1,859

Bermuda - 0.9%
C C Land Holdings, Ltd. (Ñ)	1,486,000	810
Central European Media Enterprises, Ltd. Class A (Æ)(Ñ)	59,390	1,493
Cnpc Hong Kong, Ltd. (Ñ)	1,210,000	1,269
Credicorp, Ltd.	73,179	5,052
GOME Electrical Appliances Holdings, Ltd. (Æ)(Ñ)	3,098,680	911
Li & Fung, Ltd.	268,000	1,110

		10,645

Brazil - 10.3%
Agra Empreendimentos Imobiliarios SA	248,000	676
Amil Participacoes SA	200,884	1,135
Anhanguera Educacional Participacoes SA (Æ)	191,015	2,640
Banco Bradesco SA - ADR (Ñ)	267,900	5,278
Banco do Brasil SA	668,077	10,698
Banco Santander Brasil SA (Æ)	57,400	684
Banco Santander Brasil SA - ADR (Æ)	268,162	3,180
BM&F Bovespa SA	1,486,529	9,620
BRF - Brasil Foods SA (Æ)	41,609	1,009
Centrais Eletricas Brasileiras SA	184,200	2,605
Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR (Ñ)	47,652	2,882
Cia de Saneamento Basico do Estado de Sao Paulo	253,240	4,816
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	21,725	837
Cia de Saneamento de Minas Gerais-COPASA	75,500	1,348
Cia Siderurgica Nacional SA (Æ)	90,004	2,979
Companhia Brasileira de Meios de Pagamento	104,700	960
Cosan, Ltd. (Æ)	99,200	661
Hypermarcas SA (Æ)	62,000	1,269
Itau Unibanco Holding SA - ADR (Ñ)	265,515	5,082
JBS SA	521,600	2,893
Localiza Rent a Car SA (Æ)	58,000	609
Lojas Renner SA	145,900	2,568
Marfrig Alimentos SA (Æ)	76,456	878
MRV Engenharia e Participacoes SA	52,800	983
Multiplan Empreendimentos Imobiliarios SA	73,600	1,128
Natura Cosmeticos SA	171,800	3,077
Petroleo Brasileiro SA	85,900	1,975
Petroleo Brasileiro SA - ADR	244,600	9,813
Petroleo Brasileiro SA - ADR (Ñ)	309,540	14,307
Redecard SA	226,700	3,365
Rossi Residencial SA	372,000	2,490
Souza Cruz SA	75,200	2,655

	Principal Amount ($) or Shares	Market Value $
Sul America SA	54,300	1,276
Tractebel Energia SA	87,789	1,042
Usinas Siderurgicas de Minas Gerais SA	55,400	1,374
Vale SAClass B(Ñ)	581,340	14,567
Vivo Participacoes SA - ADR (Æ)	23,100	560
Weg SA	119,000	1,175

		125,094

Canada - 0.3%
First Quantum Minerals, Ltd. (Ñ)	55,643	3,806

Cayman Islands - 2.9%
Agile Property Holdings, Ltd. (Ñ)	1,496,000	1,920
Alibaba.com, Ltd. (Ñ)	1,156,500	2,649
Baidu, Inc. - ADR (Æ)	1,300	491
Belle International Holdings, Ltd.	2,881,500	2,902
China Dongxiang Group Co. (Ñ)	509,000	311
Hengan International Group Co., Ltd.	914,000	5,859
Ju Teng International Holdings, Ltd.	188,000	147
Kingboard Chemical Holdings, Ltd.	246,500	996
Lifestyle International Holdings, Ltd.	688,500	1,110
Pacific Textile Holdings, Ltd.	661,000	325
Parkson Retail Group, Ltd. (Ñ)	1,897,462	3,073
Shimao Property Holdings, Ltd. (Ñ)	644,500	1,196
Sina Corp. (Æ)(Ñ)	34,200	1,279
Tencent Holdings, Ltd. (Ñ)	540,700	9,436
Tingyi Cayman Islands Holding Corp. (Æ)	18,000	41
Uni-President China Holdings, Ltd.	2,166,000	1,338
Xingda International Holdings, Ltd.	4,665,000	2,311

		35,384

Chile - 0.8%
Banco Santander Chile - ADR (Ñ)	65,144	3,429
Embotelladora Andina SA - ADR	53,300	960
Enersis SA - ADR	73,268	1,295
SACI Falabella	132,487	636
Sociedad Quimica y Minera de Chile SA - ADR (Ñ)	82,500	3,032

		9,352

China - 5.4%
Angang Steel Co., Ltd. Class H	542,000	980
Anhui Conch Cement Co., Ltd. Class H (Ñ)	417,000	2,698
Bank of China, Ltd.	2,857,000	1,647
Bank of Communications Co., Ltd. Class H	1,476,000	1,761
China Coal Energy Co.	424,000	591
China Communications Construction Co., Ltd. Class H (Ñ)	2,019,000	2,179
China Construction Bank Corp. Class H	4,317,000	3,709
China Life Insurance Co., Ltd. Class H (Ñ)	1,114,000	5,142
China Merchants Bank Co., Ltd. (Ñ)	581,944	1,493
China National Building Material Co., Ltd. Class H (Ñ)	692,000	1,484
China Petroleum & Chemical Corp. Class H (Ñ)	1,552,000	1,309
China Shenhua Energy Co., Ltd. (Ñ)	1,656,715	7,404
China Telecom Corp., Ltd. Class H (Ñ)	3,679,000	1,626

Russell Emerging Markets Fund	113

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

China Zhongwang Holdings, Ltd. (Æ)	1,936,400	1,813
Dongfeng Motor Group Co., Ltd. Class H	1,750,000	2,075
Huaneng Power International, Inc. Class H	908,000	583
Industrial & Commercial Bank of China	5,398,000	4,294
Jiangsu Expressway Co., Ltd. Class H (Ñ)	2,672,000	2,371
Kingsoft Corp., Ltd. (Ñ)	422,000	389
New Oriental Education & Technology Group - ADR (Æ)(Ñ)	23,000	1,606
PetroChina Co., Ltd. Class H (Ñ)	3,047,000	3,678
PICC Property & Casualty Co., Ltd. Class H (Æ)(Ñ)	1,762,000	1,298
Ping An Insurance Group Co. of China, Ltd. Class H	209,100	1,831
Shandong Weigao Group Medical Polymer Co., Ltd. Class H (Ñ)	336,000	1,180
Shui On Land, Ltd. (Ñ)	2,701,000	1,637
Suntech Power Holdings Co., Ltd. - ADR (Æ)	45,600	578
Want Want China Holdings, Ltd. (Ñ)	2,530,640	1,476
Weichai Power Co., Ltd. Class H	140,000	909
Weiqiao Textile Co. Class H (Ñ)	1,336,500	930
Wumart Stores, Inc. Class H	252,000	425
Yanzhou Coal Mining Co., Ltd. Class H (Ñ)	4,262,000	6,538

		65,634

Colombia - 0.5%
BanColombia SA	155,000	1,511
BanColombia SA - ADR (Ñ)	120,038	4,751

		6,262

Egypt - 0.9%
Commercial International Bank	217,400	2,261
Egyptian Financial Group-Hermes Holding	168,093	983
Orascom Construction Industries	97,444	4,594
Orascom Construction Industries - GDR	44,200	2,136
Telecom Egypt	360,140	1,165

		11,139

Greece - 0.3%
Coca Cola Hellenic Bottling Co. SA	159,944	4,168

Hong Kong - 3.5%
Beijing Enterprises Holdings, Ltd. (Ñ)	460,000	2,752
China Everbright, Ltd. (Ñ)	434,000	999
China Merchants Holdings International Co., Ltd. (Ñ)	206,658	660
China Mobile, Ltd. (Ñ)	491,789	4,605
China Mobile, Ltd. - ADR (Ñ)	37,780	1,766
China Overseas Land & Investment, Ltd. (Ñ)	2,115,667	4,560
China Pharmaceutical Group, Ltd. (Ñ)	1,228,000	686
China Resources Enterprise, Ltd. (Ñ)	1,744,985	5,814
China Shanshui Cement Group, Ltd.	1,616,000	1,145
China Taiping Insurance Holdings Co., Ltd. (Æ)(Ñ)	1,486,800	5,199
China Unicom Hong Kong, Ltd. (Ñ)	822,000	1,055

	Principal Amount ($) or Shares	Market Value $
Chongqing Machinery & Electric Co., Ltd. (Æ)	5,757,537	1,010
CNOOC, Ltd. (Ñ)	2,952,000	4,426
CNOOC, Ltd. - ADR (Ñ)	453	68
Hengdeli Holdings Ltd. (Æ)	1,392,000	448
Lenovo Group, Ltd. (Ñ)	5,006,000	2,788
Shanghai Industrial Holdings, Ltd.	15,000	70
Shangri-La Asia, Ltd. (Ñ)	342,000	656
Sinotrans Shipping, Ltd.	2,815,000	1,255
TPV Technology, Ltd.	388,000	254
Yue Yuen Industrial Holdings, Ltd. (Ñ)	881,500	2,448

		42,664

Hungary - 0.8%
Magyar Telekom Telecommunications PLC	431,566	1,859
MOL Hungarian Oil and Gas NyRt (Æ)	43,291	3,629
MOL Hungarian Oil and Gas NyRt - ADR (Æ)(Å)	12,898	602
OTP Bank PLC (Æ)	114,410	3,173
Richter Gedeon Nyrt.	4,700	975

		10,238

India - 5.7%
Adani Power, Ltd. (Æ)	236,379	488
Allahabad Bank	617,235	1,536
Andhra Bank	429,000	1,009
Axis Bank, Ltd.	115,000	2,170
Bajaj Auto, Ltd.	36,226	1,056
Bank of Baroda	220,000	2,343
BF Utilities, Ltd. (Æ)	15,751	258
Bharat Heavy Electricals, Ltd.	29,295	1,359
Canara Bank	265,712	1,895
Container Corp. of India	58,525	1,365
Genesis Indian Investment Co., Ltd.	385,019	18,804
GMR Infrastructure, Ltd. (Æ)	515,644	668
Great Eastern Shipping Co., Ltd. (The) Class A	159,440	805
GVK Power & Infrastructure, Ltd. (Æ)	611,600	566
HCL Technologies, Ltd.	197,972	1,275
HDFC Bank, Ltd. - ADR (Ñ)	43,800	4,845
Hindustan Unilever, Ltd.	290,000	1,733
Housing Development Finance Corp.	36,212	2,012
ICICI Bank, Ltd.	52,500	866
ICICI Bank, Ltd. - ADR	53,200	1,673
Indian Overseas Bank	250,000	529
Jaiprakash Associates, Ltd.	384,120	1,667
Maruti Suzuki India, Ltd.	27,684	817
Mundra Port and Special Economic Zone, Ltd.	91,200	956
NTPC, Ltd.	464,830	2,074
Oriental Bank of Commerce	111,000	557
Punjab National Bank, Ltd.	176,000	3,144
Reliance Industries, Ltd. - GDR (Þ)	13,266	1,106
Satyam Computer Services, Ltd. (Æ)	129,875	277
Sesa Goa, Ltd.	547,337	3,472
State Bank of India, Ltd. - GDR	12,197	1,107

114	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Steel Authority of India, Ltd.	495,433	1,707
Sterlite Industries India, Ltd. - ADR	89,400	1,410
Suzlon Energy, Ltd. (Æ)	348,807	486
Tata Tea, Ltd.	9,500	172
Union Bank of India	484,000	2,662
United Spirits, Ltd.	39,481	882

		69,751

Indonesia - 2.5%
Aneka Tambang Tbk PT	6,924,500	1,594
Astra Agro Lestari Tbk PT	217,500	485
Astra International Tbk PT	1,405,500	4,557
Bank Danamon Indonesia Tbk PT	1,294,009	607
Bank Mandiri Tbk PT	1,623,000	779
Bank Negara Indonesia Persero Tbk PT	5,264,500	1,005
Bank Rakyat Indonesia	10,017,170	7,312
Indah Kiat Pulp and Paper Corp. Tbk PT (Æ)	4,266,000	790
Indocement Tunggal Prakarsa Tbk PT	1,742,424	1,995
International Nickel Indonesia Tbk PT (Æ)	1,408,000	578
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	714,000	572
Ramayana Lestari Sentosa Tbk PT	5,547,492	323
Telekomunikasi Indonesia Tbk PT	7,382,672	6,394
Telekomunikasi Indonesia Tbk PT - ADR	64,470	2,186
Timah Tbk PT	7,006,000	1,398

		30,575

Israel - 2.0%
Azorim-Investment Development & Construction Co., Ltd. (Æ)	35,657	227
Bezeq Israeli Telecommunication Corp., Ltd.	1,547,709	3,448
Delek Automotive Systems, Ltd.	78,128	888
Israel Chemicals, Ltd.	467,321	5,463
Makhteshim-Agan Industries, Ltd.	442,940	2,083
Partner Communications Co., Ltd.	136,541	2,585
Teva Pharmaceutical Industries, Ltd. - ADR	194,898	9,838

		24,532

Kazakhstan - 0.2%
Kerr-McGee Corp. (Æ)	84,300	1,994

Luxembourg - 2.6%
Evraz Group SA - GDR	144,833	3,531
Genesis Smaller Companies	352,151	23,185
MHP SA - GDR (Æ)	60,749	753
Millicom International Cellular SA (Æ)	30,800	1,930
Tenaris SA - ADR (Ñ)	46,600	1,660

		31,059

Malaysia - 1.4%
AMMB Holdings BHD	1,162,849	1,600
Bursa Malaysia BHD	259,800	617
CIMB Group Holdings BHD	1,613,263	5,865
IGB Corp. BHD (Æ)	1,650,100	937

	Principal Amount ($) or Shares	Market Value $
KLCC Property Holdings BHD	256,000	244
KNM Group BHD	10,632,100	2,394
Kuala Lumpur Kepong BHD	142,200	612
Lion Industries Corp. BHD	1,080,600	441
MISC BHD	141,700	368
PPB Group BHD	123,000	543
Public Bank BHD	676,631	2,108
Resorts World BHD	395,300	315
Sime Darby BHD	110,900	286
TA Enterprise BHD	2,029,000	807

		17,137

Mexico - 3.8%
Alfa SAB de CV Class A	85,100	437
America Movil SAB de CV (Ñ)	415,400	917
America Movil SAB de CV Series L	370,988	16,372
Cemex SAB de CV Class Preferenc (Æ)	476,700	497
Coca-Cola Femsa SAB de CV (Ñ)	180,400	974
Corp. Moctezuma SAB de CV	319,163	678
Fomento Economico Mexicano SAB de CV (Ñ)	75,700	321
Fomento Economico Mexicano SAB de CV - ADR	74,037	3,207
Grupo Aeroportuario del Sureste SAB de CV - ADR (Ñ)	8,805	358
Grupo Financiero Banorte SAB de CV Class O (Ñ)	2,084,290	6,837
Grupo Financiero Inbursa SA Class O (Ñ)	734,826	2,080
Grupo Mexico SAB de CV (Æ)	560,197	1,113
Grupo Televisa SA - ADR	49,000	949
Megacable Holdings SAB de CV (Æ)	482,803	997
Telmex Internacional SAB de CV - ADR	103,300	1,390
Urbi Desarrollos Urbanos SAB DE CV (Æ)(Ñ)	1,272,500	2,504
Wal-Mart de Mexico SAB de CV	992,789	3,535
Wal-Mart de Mexico SAB de CV - ADR (Ñ)	76,000	2,646

		45,812

Netherlands - 0.7%
New World Resources NV	228,819	2,113
X5 Retail Group NV - GDR (Æ)	255,673	6,125

		8,238

Nigeria - 0.3%
First City Monument Bank PLC (Æ)	17,200,848	699
Guaranty Trust Bank PLC - GDR (Å)	175,157	1,082
Nigerian Breweries PLC	1,955,155	706
United Bank for Africa PLC	12,582,627	992

		3,479

Oman - 0.1%
Bank Muscat SAOG - GDR	148,508	1,372
National Bank of Oman, Ltd.	56,539	48

		1,420

Russell Emerging Markets Fund	115

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Panama - 0.1%
Copa Holdings SA Class A	39,300	1,660

Peru - 0.1%
Cia de Minas Buenaventura SA - ADR (Ñ)	45,988	1,544

Philippines - 0.3%
Megaworld Corp.	41,122,000	1,277
Philippine Long Distance Telephone Co.	19,130	1,032
Philippine Long Distance Telephone Co. - ADR	14,540	775
Universal Robina Corp.	2,009,000	522

		3,606

Poland - 0.6%
Bank Pekao SA (Æ)	34,510	1,836
KGHM Polska Miedz SA	167,819	5,646

		7,482

Qatar - 0.1%
Commercial Bank of Qatar - GDR	80,026	320
Qatar National Bank SAQ	35,405	1,485

		1,805

Russia - 6.8%
Gazprom OAO - ADR (Ñ)	400,849	9,681
Gazprom OAO - ADR	501,244	11,968
Kalina (Å)	15,100	243
LSR Group - GDR (Æ)	127,200	951
Luka Kotor AD Kotor - ADR	229,909	13,427
LUKOIL OAO - ADR	60,376	8,608
Magnit OAO (Å)	83,740	4,941
Magnit OAO - GDR (Æ)	31,200	418
Magnitogorsk Iron & Steel Works - GDR	226,200	2,149
Mechel - ADR	86,322	1,481
MMC Norilsk Nickel - ADR (Æ)	137,830	1,819
Mobile Telesystems OJSC - ADR	91,555	4,147
NovaTek OAO - GDR	69,980	3,500
Novolipetsk Steel OJSC - GDR (Æ)	33,183	869
Novorossiysk Commercial Sea Port - GDR (Å)	23,647	272
Novorossiysk Commercial Sea Port - GDR	136,138	1,566
Raspadskaya (Å)	411,707	1,582
Rosneft Oil Co. - GDR	509,160	3,871
Sberbank of Russian Federation	2,539,878	5,552
Seventh Continent (Æ)(Å)	38,051	339
Severstal - GDR	36,434	265
Surgutneftegaz - ADR (Ñ)	93,010	824
TMK OAO - GDR (Æ)(Å)	35,600	299
Vimpel-Communications - ADR (Æ)	224,900	4,033

		82,805

Singapore - 0.2%
Yanlord Land Group, Ltd. (Ñ)	1,302,000	2,082

	Principal Amount ($) or Shares	Market Value $
South Africa - 5.8%
ABSA Group, Ltd.	145,392	2,306
African Bank Investments, Ltd.	198,595	772
African Rainbow Minerals, Ltd.	31,704	613
AngloGold Ashanti, Ltd.	46,026	1,722
ArcelorMittal South Africa, Ltd. Class H	56,994	766
Astral Foods, Ltd.	45,058	580
Aveng, Ltd.	599,105	3,181
Bidvest Group, Ltd.	283,262	4,422
FirstRand, Ltd.	1,279,960	2,870
Foschini, Ltd.	390,100	3,077
Grindrod, Ltd.	565,750	1,296
Impala Platinum Holdings, Ltd.	21,487	469
Imperial Holdings, Ltd.	93,497	965
Investec, Ltd.	107,426	793
JD Group, Ltd. (Æ)	665,976	3,707
Kumba Iron Ore, Ltd.	20,614	612
Lewis Group, Ltd.	151,600	1,059
Massmart Holdings, Ltd.	273,858	3,163
Mondi, Ltd.	261,552	1,463
MTN Group, Ltd.	437,524	6,567
Nedbank Group, Ltd.	18,917	286
Netcare, Ltd. Class H (Æ)	535,159	785
Pick n Pay Stores, Ltd.	119,754	619
Pretoria Portland Cement Co., Ltd.	397,000	1,657
Remgro, Ltd.	71,224	835
Sanlam, Ltd.	444,656	1,222
Sasol, Ltd.	145,147	5,437
Shoprite Holdings, Ltd.	285,924	2,318
Standard Bank Group, Ltd.	971,280	12,151
Telkom SA, Ltd.	181,363	1,008
Tiger Brands, Ltd.	45,987	922
Truworths International, Ltd.	165,053	937
Woolworths Holdings, Ltd.	689,366	1,531

		70,111

South Korea - 10.2%
Amorepacific Corp.	1,114	773
Busan Bank	132,800	1,511
Daegu Bank	78,900	1,057
Dongbu Corp.	28,700	185
Dongbu Insurance Co., Ltd.	54,840	1,681
Dongkuk Steel Mill Co., Ltd.	26,150	561
Dongwon F&B Co., Ltd.	10,420	384
GS Holdings Corp.	41,471	1,034
Hana Financial Group, Inc.	181,050	5,402
Hanjin Heavy Industries & Construction Co., Ltd.	24,200	438
Hanyang Securities Co., Ltd.	44,800	393
Hynix Semiconductor, Inc. (Æ)	209,200	3,124
Hyosung Corp.	29,306	1,625
Hyundai Development Co.	36,810	1,103
Hyundai Marine & Fire Insurance Co., Ltd. (Ñ)	170,670	3,163
Hyundai Mobis	14,591	1,905
Hyundai Motor Co.	34,903	3,167
Hyundai Steel Co.	6,697	430

116	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Ilsung Pharmaceuticals Co., Ltd.	4,003	208
KB Financial Group, Inc. (Æ)	107,459	5,208
KB Financial Group, Inc. - ADR	52,070	2,470
KCC Corp.	4,685	1,358
Kia Motors Corp. (Æ)	95,030	1,418
Korea Electric Power Corp. (Æ)	131,382	3,735
Korea Electric Power Corp. - ADR	951	13
Korea Line Corp. (Ñ)	23,819	979
Korea Zinc Co., Ltd.	2,697	416
Korean Reinsurance Co.	38,010	342
KT Corp.	8,480	277
LG Chem, Ltd.	3,072	531
LG Corp. Class H	36,697	2,099
LG Display Co., Ltd.	144,350	3,479
LG Electronics, Inc. Class H	22,417	2,081
LG Household & Health Care, Ltd.	15,757	3,291
LG Telecom, Ltd.	247,560	1,863
LIG Insurance Co., Ltd.	125,660	2,593
NHN Corp. (Æ)	15,258	2,267
Orion Corp.	1,026	208
POSCO	8,296	3,445
S&T Daewoo Co., Ltd. (Æ)	37,910	836
Samsung Electronics Co., Ltd.	46,521	28,004
Samsung Electronics Co., Ltd. - GDR (Þ)	22,405	6,202
Samsung Fire & Marine Insurance Co., Ltd.	63,695	11,677
Shinhan Financial Group Co., Ltd. (Æ)	100,377	3,837
Shinsegae Co., Ltd.	8,717	3,786
SK Holdings Co., Ltd.	8,344	668
STX Pan Ocean Co., Ltd.	126,640	1,159
Sungwoo Hitech Co., Ltd.	67,541	558
Taewoong Co., Ltd. (Ñ)	22,000	1,478

		124,422

Switzerland - 0.0%
Compagnie Financiere Richemont SA	165,200	461

Taiwan - 9.1%
Alpha Networks, Inc.	248,691	187
Altek Corp.	1,189,795	2,027
AmTRAN Technology Co., Ltd.	329,720	316
Asia Polymer	457,000	332
AU Optronics Corp.	4,567,202	4,061
AU Optronics Corp. - ADR (Ñ)	279,434	2,467
Chi Mei Optoelectronics Corp. (Æ)	1,680,000	847
China Chemical & Pharmaceutical Co., Ltd.	718,000	498
China Development Financial Holding Corp. (Æ)	2,512,000	656
Chinatrust Financial Holding Co., Ltd.	1,499,122	907
Chunghwa Picture Tubes (Æ)	3,476,000	361
Compal Electronics, Inc.	3,950,599	4,954
Coretronic Corp.	821,000	903
Delta Electronics, Inc.	1,220,970	3,406
Far Eastern New Century Corp.	1,371,158	1,622
Formosa Chemicals & Fibre Corp.	566,820	1,058
Foxconn Technology Co., Ltd.	162,000	544
Gigabyte Technology Co., Ltd.	1,296,000	1,099
HannStar Display Corp. (Æ)	5,816,000	1,105

	Principal Amount ($) or Shares	Market Value $
Holtek Semiconductor, Inc.	468,979	526
HON HAI Precision Industry Co., Ltd.	1,763,308	6,942
HTC Corp.	174,055	1,740
Inventec Co., Ltd.	540,000	300
Lite-On Technology Corp.	489,440	645
Macronix International	6,095,594	3,105
MediaTek, Inc.	723,495	10,243
Merry Electronics Co., Ltd.	560,000	943
Nan Ya Plastics Corp.	831,991	1,328
Novatek Microelectronics Corp., Ltd.	596,485	1,357
Phihong Technology Co., Ltd.	669,000	574
Powertech Technology, Inc.	1,317,800	3,643
Qisda Corp. (Æ)	1,313,000	735
Quanta Computer, Inc.	420,000	798
Radiant Opto-Electronics Corp.	653,870	733
Sanyang Industry Co., Ltd. (Æ)	2,504,000	1,003
Siliconware Precision Industries Co.	2,312,475	3,090
Siliconware Precision Industries Co. - ADR	172,282	1,160
St. Shine Optical Co., Ltd.	95,108	519
Synnex Technology International Corp.	1,537,910	2,919
Taiwan Fertilizer Co., Ltd. Class H	251,000	783
Taiwan Semiconductor Manufacturing Co., Ltd.	7,282,388	13,246
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	686,708	6,551
Transcend Information, Inc.	200,000	630
Tsann Kuen Enterprise Co., Ltd.	358,800	739
TSRC Corp.	433,000	508
U-Ming Marine Transport Corp.	609,000	1,107
Uni-President Enterprises Corp.	1,153,742	1,288
Unimicron Technology Corp.	1,181,620	1,357
United Microelectronics Corp. (Æ)	9,945,718	4,862
United Microelectronics Corp. - ADR (Æ)(Ñ)	717,920	2,362
Universal Scientific Industrial Co., Ltd.	3,083,000	1,523
Walsin Lihwa Corp. (Æ)	1,140,000	373
Wellypower Optronics Corp.	254,000	251
Wistron Corp.	1,275,834	2,144
WPG Holdings Co., Ltd.	291,000	399
Yuanta Financial Holding Co., Ltd.	3,097,000	2,049
Yung Shin Pharmaceutical Industrial Co., Ltd.	676,000	721

		110,546

Thailand - 2.0%
Advanced Info Service PCL	80,500	208
Banpu PCL	36,800	471
Charoen Pokphand Foods PCL	3,300,800	953
CP ALL PCL (Å)	2,255,599	1,282
Hana Microelectronics PCL	623,500	347
Kasikornbank PCL	876,100	2,040
Krung Thai Bank PCL	11,130,800	2,930
PTT Chemical PCL	880,832	1,647
PTT Exploration & Production PCL	891,700	3,865
PTT PCL	161,000	1,156
Ratchaburi Electricity Generating Holding PCL	270,600	300

Russell Emerging Markets Fund	117

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Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Siam City Bank PCL	507,700	360
Siam Commercial Bank PCL (Å)	1,529,588	3,535
Thai Beverage PCL	10,142,456	1,843
Thoresen Thai Agencies PCL	3,714,350	2,973
TPI Polene PCL (Æ)	3,118100	894

		24,804

Turkey - 4.3%
Akbank TAS	115,095	618
Anadolu Efes Biracilik Ve Malt Sanayii AS	325,140	3,686
Arcelik (Æ)	710,000	2,310
BIM Birlesik Magazalar AS	34,236	1,243
Cimsa Cimento Sanayi VE Tica	263,875	1,142
Dogan Sirketler Grubu Holdings	6,932,635	4,540
Dogus Otomotiv Servis ve Ticaret AS (Æ)	128,495	396
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,307,511	1,342
Ford Otomotiv Sanayi AS	365,476	2,291
Haci Omer Sabanci Holding AS	59,767	218
Hurriyet Gazetecilik AS (Æ)	380,208	404
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS (Æ)	2,853,897	1,132
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	435,189	659
Trakya Cam Sanayi AS (Æ)	593,556	695
Tupras Turkiye Petrol Rafine	94,208	1,609
Turk Ekonomi Bankasi AS (Æ)	323,360	471
Turk Hava Yollari (Ñ)	2,901,266	8,045
Turkiye Garanti Bankasi AS	2,662,499	9,544
Turkiye Halk Bankasi AS	111,943	661
Turkiye Is Bankasi Class C	400,953	1,506
Turkiye Vakiflar Bankasi Tao Class D (Æ)	2,245,278	5,406
Vestel Elektronik Sanayi (Æ)	840,924	1,307
Yapi ve Kredi Bankasi AS (Æ)	1,391,220	2,838

		52,063

United Arab Emirates - 0.1%
DP World, Ltd.	1,945,911	963

United Kingdom - 3.2%
Anglo American PLC (Æ)	343,184	12,539
Antofagasta PLC	130,193	1,647
Eurasian Natural Resources Corp.	103,799	1,418
Hikma Pharmaceuticals PLC	276,210	2,134
Old Mutual PLC (Æ)	4,338,900	7,567
SABMiller PLC	271,695	7,236
Standard Chartered PLC	46,005	1,130
Tullow Oil PLC	272,500	5,284

		38,955

United States - 0.7%
Central European Distribution Corp. (Æ)(Ñ)	105,810	3,292
CTC Media, Inc. (Æ)(Ñ)	56,100	902
Southern Copper Corp. (Ñ)	156,348	4,925

		9,119

	Principal Amount ($) or Shares	Market Value $
Zimbabwe - 0.1%
Delta Corp., Ltd.	1,323,859	675

Total Common Stocks (cost $828,243)		1,093,345

Preferred Stocks - 5.2%
Brazil - 3.9%
Banco Bradesco SA	332,700	6,527
Brasil Telecom Participacoes SA	379,200	3,816
Brasil Telecom SA	90,700	772
Centrais Eletricas Brasileiras SA	259,800	3,318
Cia de Bebidas das Americas	55,500	5,033
Cia Energetica de Minas Gerais	50,000	781
Cia Energetica de Sao Paulo Class Preferenc (Æ)	59,700	698
Cia Paranaense de Energia	79,400	1,381
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	48,000	898
Investimentos Itau SA	1,067,824	6,068
Itau Unibanco Holding SA	219,237	4,169
Petroleo Brasileiro SA	367,300	7,306
Tam SA (Æ)	28,800	413
Telemar Norte Leste SA	41,400	1,305
Ultrapar Participacoes SA	46,917	2,038
Usinas Siderurgicas de Minas Gerais SA	129,603	3,384

		47,907

Chile - 0.1%
Embotelladora Andina SA Class A	290,900	885

Colombia - 0.0%
BanColombia SA	7,200	71

Russia - 0.3%
AK Transneft OAO	3,170	2,758
MDM Bank (Å)	1,376,805	840

		3,598

South Korea - 0.9%
Samsung Electronics Co., Ltd.	28,138	11,290

Total Preferred Stocks (cost $46,850)		63,751

Warrants & Rights - 0.3%
Untied Kingdom - 0.1%
Aldar Properties (Æ) 2010 Warrants	1,029,700	1,640

United States - 0.2%
Far Eastern New Century Corp. (Þ)(Æ) 2012 Warrants	620,005	741
HON HAI Precision Industry Co., Ltd. (Þ)(Æ) 2012 Warrants	319,323	1,270

		2,011

Total Warrants & Rights (cost $3,630)		3,651

118	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Certificates of Participation - 0.2%
Bahamas - 0.2%
Credit Suisse Group AG Equity Linked Note due 11/18/11	12,940	612
Credit Suisse Nassau due 09/07/12	41,449,500	2,209

Total Certificates of Participation (cost $2,881)		2,821

Short-Term Investments - 3.3%
United States - 3.3%
Russell Investment Company Russell Money Market Fund (£)	23,095,000	23,095
State Street Euro Commercial Paper (ç)(ž) 0.010% due 11/02/09	17,100	17,100

Total Short-Term Investments (cost $40,195)		40,195

Other Securities - 10.5%
Russell U.S. Cash Collateral Fund (×)	58,769,737	58,770
State Street Securities Lending Quality Trust (×)	69,083,925	68,698

Total Other Securities (cost $127,854)		127,468

Total Investments - 109.3% (identified cost $1,049,653)		1,331,231

Other Assets and Liabilities, Net - (9.3%)		(113,224)

Net Assets - 100.0%		1,218,007

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	119

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Hang Seng Index (Hong Kong)	128	HKD	102,355	11/09	(360)
JSE-40 Index (South Africa)	230	ZAR	54,804	12/09	222
Kospi 200 Index Futures (South Korea)	130	KRW	13,351,000	12/09	(358)
Mexican Bolsa Index (Mexico)	150	MXN	43,236	12/09	(92)
MSCI Taiwan Index	300	USD	7,965	11/09	(301)
S&P CNX Nifty Index	655	USD	6,152	11/09	(326)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(1,215)

See accompanying notes which are an integral part of the financial statements.

120	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	1,008	KRW	1,250,000	12/16/09	49
Brown Brothers Harriman Co.	USD	1,147	BRL	2,000	11/04/09	(11)
Brown Brothers Harriman Co.	USD	3,334	BRL	6,000	11/04/09	72
Brown Brothers Harriman Co.	USD	1,701	INR	83,750	12/16/09	78
Brown Brothers Harriman Co.	USD	983	MXN	13,500	12/16/09	34
Brown Brothers Harriman Co.	USD	983	MXN	13,500	12/16/09	34
Brown Brothers Harriman Co.	USD	181	TRY	271	11/02/09	(1)
Brown Brothers Harriman Co.	USD	1,238	ZAR	9,750	12/17/09	—
Brown Brothers Harriman Co.	BRL	2,000	USD	1,164	11/04/09	29
Brown Brothers Harriman Co.	BRL	6,000	USD	3,440	11/04/09	34
Brown Brothers Harriman Co.	MXN	4,000	USD	290	12/16/09	(12)
Brown Brothers Harriman Co.	TRY	1,207	USD	806	11/02/09	3
Brown Brothers Harriman Co.	ZAR	710	USD	92	11/03/09	1
Brown Brothers Harriman Co.	ZAR	3,000	USD	394	12/17/09	13
Brown Brothers Harriman Co.	ZAR	10,000	USD	1,345	12/17/09	75
Deutsche Bank	USD	2,724	BRL	4,750	11/04/09	(27)
Deutsche Bank	USD	2,716	BRL	4,750	12/02/09	(36)
Deutsche Bank	USD	39	EUR	27	11/02/09	—
Deutsche Bank	USD	1,702	INR	83,750	12/16/09	76
Deutsche Bank	USD	1,006	KRW	1,250,000	12/16/09	51
Deutsche Bank	USD	983	MXN	13,500	12/16/09	34
Deutsche Bank	USD	439	PLN	1,277	11/02/09	2
Deutsche Bank	USD	633	ZAR	5,000	12/17/09	2
Deutsche Bank	USD	1,234	ZAR	9,750	12/17/09	4
Deutsche Bank	BRL	4,750	USD	2,733	11/04/09	37
Deutsche Bank	ILS	128	USD	34	11/02/09	—
Deutsche Bank	KRW	1,000,000	USD	851	12/16/09	5
HSBC	USD	2,724	BRL	4,750	11/04/09	(27)
HSBC	USD	3,336	BRL	6,000	11/04/09	70
HSBC	USD	2,718	BRL	4,750	12/02/09	(37)
HSBC	USD	1,210	HKD	9,380	11/03/09	—
HSBC	USD	1,008	KRW	1,250,000	12/16/09	49
HSBC	USD	589	TWD	19,139	11/02/09	—
HSBC	USD	1,238	ZAR	9,750	12/17/09	—
HSBC	BRL	4,750	USD	2,735	11/04/09	38
HSBC	BRL	6,000	USD	3,440	11/04/09	34
HSBC	INR	5,000	USD	103	12/16/09	(3)
JP Morgan	ZAR	7,830	USD	999	11/03/09	(4)
Mellon Bank	USD	1,236	ZAR	9,750	12/17/09	2
Mellon Bank	MXN	5,903	USD	449	11/04/09	2
Mellon Bank	TRY	161	USD	107	11/03/09	—
Mellon Bank	ZAR	1,469	USD	188	11/05/09	—
Mellon Bank	ZAR	977	USD	125	11/06/09	—
Royal Bank of Canada	ZAR	7,000	USD	933	12/17/09	44
State Street Bank and Trust Company	USD	1	BRL	2	11/03/09	—
State Street Bank and Trust Company	USD	58	BRL	99	11/03/09	(1)
State Street Bank and Trust Company	USD	2	BRL	3	11/04/09	—
State Street Bank and Trust Company	USD	11	BRL	20	11/04/09	—
State Street Bank and Trust Company	USD	99	BRL	171	11/04/09	(2)
State Street Bank and Trust Company	USD	2,724	BRL	4,750	11/04/09	(27)
State Street Bank and Trust Company	USD	2,724	BRL	4,750	11/04/09	(27)
State Street Bank and Trust Company	USD	3,338	BRL	6,000	11/04/09	68
State Street Bank and Trust Company	USD	2,718	BRL	4,750	12/02/09	(37)

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	121

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Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank and Trust Company	USD	2,719	BRL	4,750	12/02/09	(42)
State Street Bank and Trust Company	USD	47	EUR	32	11/04/09	—
State Street Bank and Trust Company	USD	3	HKD	23	11/02/09	—
State Street Bank and Trust Company	USD	17	HKD	135	11/02/09	—
State Street Bank and Trust Company	USD	33	HKD	259	11/02/09	—
State Street Bank and Trust Company	USD	58	HKD	452	11/02/09	—
State Street Bank and Trust Company	USD	435	HKD	3,370	11/02/09	—
State Street Bank and Trust Company	USD	14	HKD	112	11/03/09	—
State Street Bank and Trust Company	USD	18	HKD	138	11/03/09	—
State Street Bank and Trust Company	USD	26	HKD	199	11/03/09	—
State Street Bank and Trust Company	USD	439	HKD	3,401	11/03/09	—
State Street Bank and Trust Company	USD	52	HUF	9,585	11/03/09	—
State Street Bank and Trust Company	USD	1,702	INR	83,750	12/16/09	76
State Street Bank and Trust Company	USD	1,702	INR	83,750	12/16/09	76
State Street Bank and Trust Company	USD	1,009	KRW	1,250,000	12/16/09	48
State Street Bank and Trust Company	USD	983	MXN	13,500	12/16/09	34
State Street Bank and Trust Company	USD	27	MYR	93	11/02/09	—
State Street Bank and Trust Company	USD	83	MYR	283	11/03/09	—
State Street Bank and Trust Company	USD	233	PLN	675	11/04/09	—
State Street Bank and Trust Company	USD	24	THB	798	11/02/09	—
State Street Bank and Trust Company	USD	103	TRY	155	11/02/09	—
State Street Bank and Trust Company	USD	115	TRY	174	11/03/09	—
State Street Bank and Trust Company	USD	198	TRY	298	11/03/09	—
State Street Bank and Trust Company	USD	56	ZAR	432	11/02/09	(1)
State Street Bank and Trust Company	USD	138	ZAR	1,073	11/03/09	—
State Street Bank and Trust Company	USD	1,237	ZAR	9,750	12/17/09	1
State Street Bank and Trust Company	BRL	3,000	USD	1,676	11/04/09	(27)
State Street Bank and Trust Company	BRL	4,750	USD	2,735	11/04/09	39
State Street Bank and Trust Company	BRL	6,000	USD	3,440	11/04/09	34
State Street Bank and Trust Company	CAD	56	USD	52	11/03/09	—
State Street Bank and Trust Company	EUR	6	USD	9	11/02/09	—
State Street Bank and Trust Company	HKD	64	USD	8	11/02/09	—
State Street Bank and Trust Company	HKD	197	USD	25	11/02/09	—
State Street Bank and Trust Company	HKD	243	USD	31	11/02/09	—
State Street Bank and Trust Company	HKD	922	USD	119	11/02/09	—
State Street Bank and Trust Company	HKD	17	USD	2	11/03/09	—
State Street Bank and Trust Company	HKD	47	USD	6	11/03/09	—
State Street Bank and Trust Company	HKD	139	USD	18	11/03/09	—
State Street Bank and Trust Company	HKD	261	USD	34	11/03/09	—
State Street Bank and Trust Company	HKD	430	USD	56	11/03/09	—
State Street Bank and Trust Company	HKD	1,529	USD	197	11/03/09	—
State Street Bank and Trust Company	INR	20,000	USD	430	12/16/09	6
State Street Bank and Trust Company	INR	30,000	USD	644	12/16/09	7
State Street Bank and Trust Company	KRW	200,000	USD	168	12/16/09	(1)
State Street Bank and Trust Company	KRW	1,000,000	USD	841	12/16/09	(5)
State Street Bank and Trust Company	MXN	2,013	USD	152	11/04/09	—
State Street Bank and Trust Company	MXN	5,000	USD	367	12/16/09	(10)
State Street Bank and Trust Company	MXN	10,000	USD	755	12/16/09	2
State Street Bank and Trust Company	ZAR	753	USD	98	11/03/09	2
State Street Bank and Trust Company	ZAR	1,000	USD	133	12/17/09	6
State Street Bank and Trust Company	ZAR	3,000	USD	397	12/17/09	16
UBS	USD	3,337	BRL	6,000	11/04/09	69
UBS	USD	64	EUR	43	11/03/09	—

See accompanying notes which are an integral part of the financial statements.

122	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

UBS	USD	1,110	HKD	8,599	11/04/09	—
UBS	BRL	6,000	USD	3,440	11/04/09	34
UBS	HKD	4,230	USD	546	11/03/09	—
UBS	ILS	255	USD	68	11/02/09	—
UBS	ZAR	940	USD	124	11/02/09	4
UBS	ZAR	1,856	USD	245	11/02/09	7
Westpac Banking Corporation	USD	1,717	KRW	2,000,000	12/16/09	(26)
Westpac Banking Corporation	USD	1,237	ZAR	9,750	12/17/09	1
Westpac Banking Corporation	INR	40,000	USD	837	12/16/09	(12)
Westpac Banking Corporation	KRW	1,000,000	USD	828	12/16/09	(18)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						1,008

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	123

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Index Swap Contracts
Underlying Security	Counterparty	Notional Amount		Terms	Termination Date	Unrealized Appreciation (Depreciation) $

Bovespa Index Futures	Goldman Sachs	BRL	19,621	Total Return of Underlying Security at Termination	12/21/09	(583)

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts						(583)

Presentation of Portfolio Holdings — October 31, 2009

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Austria	$—	$1,859	$—	$1,859	0.2
Bermuda	6,545	4,100	—	10,645	0.9
Brazil	125,094	—	—	125,094	10.3
Canada	3,806	—	—	3,806	0.3
Cayman Islands	1,811	33,573	—	35,384	2.9
Chile	9,352	—	—	9,352	0.8
China	2,184	63,450	—	65,634	5.4
Colombia	6,262	—	—	6,262	0.5
Egypt	4,397	6,742	—	11,139	0.9
Greece	4,168	—	—	4,168	0.3
Hong Kong	1,834	40,830	—	42,664	3.5
Hungary	1,577	8,661	—	10,238	0.8
India	7,928	61,823	—	69,751	5.7
Indonesia	2,186	28,389	—	30,575	2.5
Israel	9,838	14,694	—	24,532	2.0
Kazakhstan	1,994	—	—	1,994	0.2
Luxembourg	7,874	23,185	—	31,059	2.6
Malaysia	—	17,137	—	17,137	1.4
Mexico	45,812	—	—	45,812	3.8
Netherlands	—	8,238	—	8,238	0.7
Nigeria	2,397	1,082	—	3,479	0.3
Oman	1,372	48	—	1,420	0.1
Panama	1,660	—	—	1,660	0.1
Peru	1,544	—	—	1,544	0.1
Philippines	1,807	1,799	—	3,606	0.3
Poland	—	7,482	—	7,482	0.6
Qatar	320	1,485	—	1,805	0.1
Russia	48,576	34,229	—	82,805	6.8
Singapore	—	2,082	—	2,082	0.2
South Africa	4,040	66,071	—	70,111	5.8
South Korea	8,353	116,069	—	124,422	10.2
Switzerland	—	461	—	461	—	*

See accompanying notes which are an integral part of the financial statements.

124	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Presentation of Portfolio Holdings, continued — October 31, 2009

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Taiwan	$12,540	$97,267	$739	$110,546	9.1
Thailand	20,217	4,587	—	24,804	2.0
Turkey	3,686	48,377	—	52,063	4.3
United Arab Emirates	963	—	—	963	0.1
United Kingdom	2,134	36,821	—	38,955	3.2
United States	9,119	—	—	9,119	0.7
Zimbabwe	675	—	—	675	0.1
Preferred Stocks	52,461	11,290	—	63,751	5.2
Warrants & Rights	3,651	—	—	3,651	0.3
Certificates of Participation	612	2,209	—	2,821	0.2
Short-Term Investments	23,095	17,100	—	40,195	3.3
Other Securities	—	127,468	—	127,468	10.5

Total Investments	441,884	888,608	739	1,331,231	109.3

Other Assets and Liabilities, Net					(9.3)

					100.0

Other Financial Instruments
Futures Contracts	(1,215)	—	—	(1,215)	(0.1)
Foreign Currency Exchange Contracts	17	991	—	1,008	0.1
Index Swaps	(583)	—	—	(583)	(— )*

Total Other Financial Instruments**	(1,781)	991	—	(790)

*	Less than .05% of net assets.
**	Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) used in determining a value for the period ending October 31, 2009 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	125

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Russell Tax-Managed U.S. Large Cap Fund - Class C ‡
	Total Return
1 Year	11.98%
5 Years	(1.70	)%§
10 Years	(2.66	)%§

Russell Tax-Managed U.S. Large Cap Fund - Class E ‡‡
	Total Return
1 Year	12.74%
5 Years	(0.97	)%§
10 Years	(1.90	)%§

Russell Tax-Managed U.S. Large Cap Fund - Class S
	Total Return
1 Year	13.07%
5 Years	(0.71	)%§
10 Years	(1.68	)%§

S&P 500® Index **
	Total Return
1 Year	9.80%
5 Years	0.33	%§
10 Years	(0.95	)%§

126	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Russell Tax-Managed U.S. Large Cap Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth on an after-tax basis.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Russell Tax-Managed U.S. Large Cap Fund Class C, Class E and Class S Shares gained 11.98%, 12.74% and 13.07% respectively. This compared to the S&P 500® Index, which gained 9.80% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2009, the Lipper® Large-Cap Core Funds Average gained 10.86%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The market for the fiscal year ending October 31,2009 was marked by two distinct periods. The period between November 2008 and early March 2009 saw extreme volatility and market weakness. Fear and panic pervaded the market and the U.S. government stepped in with numerous stimulus packages to assist banks, auto companies and consumers. There was a pervasive fear that the economy was headed in the direction of a very deep recession, and possibly even depression. This led to a fear driven “flight to quality” in the markets during the first half of the fiscal year where risk was avoided and only the investments which were deemed to be the safest maintained their value. In the final six months of the fiscal year, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and those stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008. Higher beta (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) stocks, those with highly variable earnings and with the highest debt-to-capital ratios were the best performers during this period. During the second half of the year, investors sought risk, and defensive positions were punished. However, in October 2009, there was a reversal of factor trends, and investors began to question the pace and sustainability of the economic recovery given all the positive sentiment that had already been priced into stock prices, and in turn, started to move toward companies with more stable and sustainable earnings and business growth.

This was a mixed environment for the Fund. The last two months of 2008 and the start of 2009 was a challenging period as a result of the high degree of fear and defensiveness that gripped the markets as the credit and economic crisis peaked. This was most visible with the funds holdings in the financial services sector and positions in companies across sectors and industries that had sudden and unexpected issues with their debt and capital structures. The speed and magnitude of the declines in these companies stock prices and business prospects lacked strong historical precedent. Once the market began to stabilize during the first quarter of 2009, these same types of companies were among the most rewarded companies and led the market rally. Investor confidence in the banking and insurance areas was shored up by the various federal programs that were implemented to provide these companies with the capital they needed to continue to be going concerns. Consistent with their relatively inherently tax efficient investment processes, the Fund’s managers took advantage of the opportunities created by the credit crisis to invest in many of the companies that not only were expected to survive but also prosper through market share growth and profit margin improvements. This not only helped the fund more fully participate in the rally off the market bottom that began in March of 2009, but also contributed to the performance the Fund experienced over the full fiscal period.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

For the fiscal period, the majority of the Fund’s managers outperformed their respective benchmarks as investors became more optimistic of economic improvement and growth in the U.S. and global economies. Four of the five fund managers outperformed their respective benchmarks and one manager underperformed its benchmark.

While the Fund underperformed at the start of the fiscal year as the credit and economic crisis peaked, performance improved as the recovery started to unfold on the heels of central bank actions, the Federal Reserves purchases of “toxic assets”, and global government stimulus programs. The Fund benefited as higher growth and more cyclical companies performed well as did those with higher and more sustainable growth rates. Stock selection contributed positively to returns. Stock selection within the consumer discretionary sector contributed the most to the Fund’s results as holdings in internet retail and casinos and gaming companies performed well. Energy sector stock

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Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

selection contributed positively as well from holdings in oil well equipment and services companies.

Armstrong Shaw Associates Inc. outperformed its Russell 1000® Value Index benchmark due largely to its sector weighting decisions as its stock selection detracted from performance. While stock selection across most sectors was weak and had a negative impact on Armstrong Shaw’s returns, this was largely offset by strong stock selection within the producer durables sector. A significant overweight to the technology sector contributed positively to performance as technology companies benefited from both delayed business technology expenditures from 2008 as well as from businesses looking towards technology solutions to contain costs and improve productivity. Armstrong Shaw’s performance also benefited from underweights to the utilities and energy sectors.

Palisades Investment Partners, LLC outperformed its Russell 1000® Value Index benchmark during the fiscal year. Both stock selection and sector weighting decisions contributed positively to its performance. Stock selection in the producer durables sector contributed most to Palisades’ performance as holdings in the commercial services and identification controls industries performed well. A zero weight to General Electric, also in the producer durables sector, generated a sizable positive impact on performance as that company had losses in its finance divisions. Consumer discretionary stock selection detracted from performance due to holdings in lower price point retailers and entertainment and media companies, and zero exposure to automobile manufacturers. Overweights to the technology, financial services, and consumer discretionary sectors contributed positively to performance.

J.P. Morgan Investment Management Inc. outperformed its S&P 500 Index benchmark during the fiscal year on the strength of its security selection, which was positive across most sectors. Health care stock selection contributed positively from holdings in the drugs and pharmaceuticals industry. Stock selection in the energy and materials and processing sectors contributed positively to performance as energy and commodity prices rose in anticipation of the economic recovery and the expected subsequent rise in demand for these resources. Holdings in integrated oil companies, both domestic and international, chemicals companies and copper producers benefited from this anticipated demand increase. Stock selection in the technology sector contributed positively as well on the strength of positions focused on communications technology.

Sands Capital Management, Inc outperformed its Russell 1000® Growth Index benchmark by a wide margin during the fiscal period. Stock selection across most sectors was the main driver to Sands’ strong results. Stock selection in the consumer discretionary sector, internet retail and casino and gaming companies contributed positively to performance. Internet retail companies have benefited both from the increased usage of the internet and increased comfort on the part of consumers in completing their purchases online, but also from the weak economic environment which has caused consumers to seek to find the best prices for their purchases. Casino and gaming companies did not perform well at the start of the fiscal year as credit availability dried up and casino and resort traffic slowed which pushed these companies to the brink of default. Once the risk of default diminished and investors felt that these companies were going to not only survive but also prosper from their existing and new properties in the U.S. and Asia, their stock prices increased substantially. Stock selection in the technology sector contributed positively on the strength of consumer technology companies focused on creating more user friendly and integrated technology based solutions, as well as business productivity software. Energy sector stock selection contributed positively as well from holdings in oil well equipment and services companies.

Turner Investment Partners, Inc underperformed its Russell 1000® Growth Index benchmark during the period. Its underperformance resulted from weak overall stock selection as sector weighting decisions had a positive impact on performance. An overweight to the technology sector contributed positively as technology companies benefited from both delayed business technology expenditures as well as from businesses looking towards technology solutions to contain costs and improve productivity. Stock selection in the health care sector detracted meaningfully from returns as holdings in the drugs & pharmaceuticals, health care management, and medical systems industries underperformed. Concerns over the U.S. government’s proposed health care plan and the impact that could have on earnings growth and profits resulted in investors looking for opportunities in other areas. Technology sector stock selection also had a negative impact on performance due to holdings that underperformed in the computer technology, semiconductor, and communications equipment industries.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund structure or money manager lineup during the year.

Money Managers as of October 31, 2009	Styles
Armstrong Shaw Associates Inc.	Value
J.P. Morgan Investment Management Inc.	Market-Oriented
Palisades Investment Partners, LLC	Value
Sands Capital Management, Inc.	Growth
Turner Investment Partners, Inc.	Growth

128	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1999.

**

The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

‡	The Fund first issued Class C Shares on December 1, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class S Shares from November 1, 1999 to November 30, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡	The Fund first issued Class E Shares on December 6, 2000. The returns shown for Class E Shares are the returns of the Fund’s Class S Shares from November 1, 1999 to December 5, 2000 and do not reflect deduction of the shareholder services fees that apply to Class E Shares. Had it done so, the returns shown would have been lower.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Tax-Managed U.S. Large Cap Fund	129

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Russell Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,201.30	$1,015.63
Expenses Paid During Period*	$10.54	$9.65

*	Expenses are equal to the Fund’s annualized expense ratio of 1.90% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,205.60	$1,019.41
Expenses Paid During Period*	$6.39	$5.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,207.30	$1,020.67
Expenses Paid During Period*	$5.01	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

130	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 93.7%
Consumer Discretionary - 12.6%
Abercrombie & Fitch Co. Class A (Ñ)	25,300	830
Advance Auto Parts, Inc.	7,800	291
Amazon.com, Inc. (Æ)	55,370	6,579
Avon Products, Inc.	24,000	769
Big Lots, Inc. (Æ)	7,700	193
Coach, Inc.	35,800	1,180
Comcast Corp.Class A	112,500	1,579
Costco Wholesale Corp.	6,400	364
Darden Restaurants, Inc.	14,200	430
Dick’s Sporting Goods, Inc. (Æ)	4,800	109
DR Horton, Inc. (Ñ)	3,900	43
eBay, Inc. (Æ)	49,500	1,102
Expedia, Inc. (Æ)	2,600	59
Family Dollar Stores, Inc.	7,800	221
Gap, Inc. (The)	55,100	1,176
Guess?, Inc.	19,410	710
Home Depot, Inc.	9,000	226
International Game Technology	74,200	1,324
ITT Educational Services, Inc. (Æ)(Ñ)	2,000	181
Johnson Controls, Inc.	28,000	670
KB Home (Ñ)	14,100	200
Kohl’s Corp. (Æ)	24,960	1,428
Las Vegas Sands Corp. (Æ)(Ñ)	78,620	1,186
Lennar Corp. Class A	21,100	266
Lowe’s Cos., Inc.	109,620	2,145
McDonald’s Corp.	8,300	487
Nike, Inc. Class B	30,300	1,884
Omnicom Group, Inc.	27,900	956
Polo Ralph Lauren Corp. Class A	3,700	275
Pulte Homes, Inc.	74,210	669
Royal Caribbean Cruises, Ltd. (Æ)(Ñ)	9,500	192
Staples, Inc.	85,100	1,847
Starbucks Corp. (Æ)	71,600	1,359
Starwood Hotels & Resorts Worldwide, Inc. (ö)	32,700	950
Target Corp.	45,000	2,179
Time Warner Cable, Inc.	22,547	889
Time Warner, Inc.	45,291	1,364
VF Corp.	6,800	483
Wal-Mart Stores, Inc.	53,600	2,663
Walt Disney Co. (The)	77,500	2,121
Wyndham Worldwide Corp.	85,200	1,453

		43,032

Consumer Staples - 6.7%
Altria Group, Inc.	42,800	775
Archer-Daniels-Midland Co.	29,000	873
Coca-Cola Co. (The)	49,500	2,639
Colgate-Palmolive Co.	9,020	709
ConAgra Foods, Inc.	15,500	325
CVS Caremark Corp.	139,780	4,934
General Mills, Inc.	21,900	1,444
Hansen Natural Corp. (Æ)	17,300	625
Kimberly-Clark Corp.	7,599	465
Kraft Foods, Inc. Class A	80,804	2,224

	Principal Amount ($) or Shares	Market Value $
Kroger Co. (The)	16,200	375
Molson Coors Brewing Co. Class B	10,200	499
PepsiCo, Inc.	28,620	1,733
Philip Morris International, Inc.	24,600	1,165
Procter & Gamble Co. (The)	47,785	2,772
Safeway, Inc.	9,300	208
SYSCO Corp.	17,000	450
Whole Foods Market, Inc. (Æ)	22,030	706

		22,921

Energy - 10.8%
Anadarko Petroleum Corp.	2,180	133
Apache Corp.	10,500	988
Chevron Corp.	77,687	5,946
ConocoPhillips	51,179	2,568
Devon Energy Corp.	45,000	2,912
El Paso Corp.	183,490	1,800
EOG Resources, Inc.	3,600	294
Exxon Mobil Corp.	87,046	6,239
FMC Technologies, Inc. (Æ)	47,400	2,493
Halliburton Co.	16,600	485
National Oilwell Varco, Inc. (Æ)	77,100	3,160
Noble Corp.	9,800	399
Occidental Petroleum Corp.	34,810	2,642
Royal Dutch Shell PLC - ADR	6,300	374
Schlumberger, Ltd.	54,400	3,384
Southwestern Energy Co. (Æ)	26,160	1,140
Transocean, Ltd. (Æ)	13,400	1,125
Weatherford International, Ltd. (Æ)	47,980	841

		36,923

Financial Services - 15.6%
ACE, Ltd.	30,300	1,556
Aflac, Inc.	11,800	490
Alexandria Real Estate Equities, Inc. (ö)(Ñ)	6,000	325
Allstate Corp. (The)	4,900	145
American Express Co.	10,500	366
AON Corp.	5,600	216
Axis Capital Holdings, Ltd.	10,100	292
Bank of America Corp.	310,548	4,528
Bank of New York Mellon Corp. (The)	60,656	1,617
BB&T Corp.	17,900	428
Capital One Financial Corp.	8,470	310
Charles Schwab Corp. (The)	92,400	1,602
Citigroup, Inc.	385,845	1,578
CME Group, Inc. Class A	5,900	1,785
Comerica, Inc.	41,100	1,141
Digital Realty Trust, Inc. (ö)(Ñ)	5,800	262
Discover Financial Services	106,200	1,502
E*Trade Financial Corp. (Æ)	598,850	874
Fifth Third Bancorp	88,890	795
First Niagara Financial Group, Inc.	4,450	57
Goldman Sachs Group, Inc. (The)	30,670	5,219
Health Care REIT, Inc. (ö)	6,100	271
IntercontinentalExchange, Inc. (Æ)	28,300	2,835
JPMorgan Chase & Co.	114,520	4,784
Kimco Realty Corp. (ö)	6,000	76

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Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Marshall & Ilsley Corp. (Ñ)	5,900	31
Mastercard, Inc. Class A	3,000	657
MetLife, Inc.	44,080	1,500
Morgan Stanley	41,900	1,346
PNC Financial Services Group, Inc.	41,600	2,036
Principal Financial Group, Inc.	2,400	60
Prologis (ö)	3,900	44
Prudential Financial, Inc.	12,800	579
Regions Financial Corp.	30,000	145
RenaissanceRe Holdings, Ltd.	7,500	394
Simon Property Group, Inc. (ö)	2,744	186
State Street Corp.	15,800	663
SunTrust Banks, Inc.	12,200	233
T Rowe Price Group, Inc. (Ñ)	15,990	779
TD Ameritrade Holding Corp. (Æ)	51,600	996
Travelers Cos., Inc. (The)	3,800	189
US Bancorp	29,800	692
Ventas, Inc. (ö)	1,700	68
Visa, Inc.	49,305	3,735
Wells Fargo & Co.	188,340	5,183
XL Capital, Ltd. Class A	3,400	56
Zions Bancorporation (Ñ)	55,500	786

		53,412

Health Care - 13.7%
Abbott Laboratories	80,200	4,056
Aetna, Inc.	14,000	364
Alcon, Inc.	4,500	643
Alexion Pharmaceuticals, Inc. (Æ)	15,100	671
Allergan, Inc.	55,600	3,127
Amgen, Inc. (Æ)	49,240	2,646
Baxter International, Inc.	15,700	849
Boston Scientific Corp. (Æ)	34,900	283
Bristol-Myers Squibb Co.	64,100	1,397
Cardinal Health, Inc.	11,200	317
Celgene Corp. (Æ)	18,600	950
Cigna Corp.	4,500	125
Coventry Health Care, Inc. (Æ)	2,900	58
Covidien PLC	48,225	2,031
Express Scripts, Inc. Class A (Æ)	11,580	925
Genzyme Corp. (Æ)	55,500	2,808
Gilead Sciences, Inc. (Æ)	47,790	2,033
GlaxoSmithKline PLC - ADR	13,200	543
Illumina, Inc. (Æ)(Ñ)	30,300	973
Intuitive Surgical, Inc. (Æ)	15,870	3,910
Johnson & Johnson	21,184	1,251
McKesson Corp.	17,600	1,034
Medco Health Solutions, Inc. (Æ)	4,100	230
Medtronic, Inc.	12,400	443
Merck & Co., Inc. (Æ)	48,900	1,512
Mindray Medical International, Ltd. - ADR (Ñ)	25,500	784
Pfizer, Inc.	272,018	4,632
Stryker Corp.	23,900	1,099
Teva Pharmaceutical Industries, Ltd. - ADR	13,670	690
Thermo Fisher Scientific, Inc. (Æ)	53,100	2,389
UnitedHealth Group, Inc.	27,200	706

	Principal Amount ($) or Shares	Market Value $
Varian Medical Systems, Inc. (Æ)(Ñ)	35,300	1,447
Watson Pharmaceuticals, Inc. Class B (Æ)	29,300	1,009
WellPoint, Inc. (Æ)	13,500	631
Zimmer Holdings, Inc. (Æ)	2,200	116

		46,682

Materials and Processing - 3.2%
Agrium, Inc. (Ñ)	25,420	1,194
Air Products & Chemicals, Inc.	8,900	687
Alcoa, Inc.	32,500	404
Cliffs Natural Resources, Inc.	4,200	149
Dow Chemical Co. (The)	73,800	1,733
EI Du Pont de Nemours & Co.	11,100	353
Freeport-McMoRan Copper & Gold, Inc. Class B (Æ)	16,300	1,196
Monsanto Co.	41,520	2,789
Nucor Corp.	17,820	710
PPG Industries, Inc.	6,500	367
Praxair, Inc.	15,650	1,243
United States Steel Corp. (Ñ)	5,400	186

		11,011

Producer Durables - 7.8%
Accenture PLC Class A	6,700	248
Automatic Data Processing, Inc.	8,000	318
Avery Dennison Corp.	11,900	424
Boeing Co. (The)	8,100	387
Caterpillar, Inc.	6,800	374
CH Robinson Worldwide, Inc.	11,790	650
Cooper Industries PLC	12,000	464
CSX Corp.	44,730	1,887
Cummins, Inc.	17,440	751
Deere & Co.	18,200	829
Eaton Corp.	14,900	901
Emerson Electric Co.	11,000	415
GATX Corp. (Ñ)	1,300	35
General Electric Co.	69,200	987
Goodrich Corp.	7,200	391
Honeywell International, Inc.	4,700	169
Iron Mountain, Inc. (Æ)	27,850	680
ITT Corp.	29,820	1,512
McDermott International, Inc. (Æ)	30,500	678
Norfolk Southern Corp.	11,500	536
Northrop Grumman Corp.	11,200	562
PACCAR, Inc. (Ñ)	29,400	1,100
Parker Hannifin Corp.	24,700	1,308
Paychex, Inc. (Ñ)	15,400	438
Republic Services, Inc. Class A	49,004	1,270
Rockwell Collins, Inc.	34,150	1,721
Textron, Inc. (Ñ)	5,700	101
Union Pacific Corp.	17,800	982
United Parcel Service, Inc. Class B	23,290	1,250
United Technologies Corp.	85,800	5,272

		26,640

132	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Technology - 19.4%
Affiliated Computer Services, Inc. Class A (Æ)	3,600	187
Alcatel-Lucent - ADR (Æ)	117,160	432
American Tower Corp. Class A (Æ)	3,100	114
Apple, Inc. (Æ)	46,970	8,854
Applied Materials, Inc.	119,640	1,460
Atmel Corp. (Æ)	42,200	157
Broadcom Corp. Class A (Æ)	96,800	2,576
CA, Inc.	5,000	105
Cisco Systems, Inc. (Æ)	281,830	6,440
Cognizant Technology Solutions Corp. Class A (Æ)	10,000	386
Corning, Inc.	54,400	795
Crown Castle International Corp. (Æ)	6,100	184
Dell, Inc. (Æ)	28,900	419
F5 Networks, Inc. (Æ)	21,630	971
Flir Systems, Inc. (Æ)(Ñ)	36,300	1,009
Google, Inc. Class A (Æ)	15,310	8,208
Hewlett-Packard Co.	138,450	6,571
International Business Machines Corp.	39,470	4,760
Juniper Networks, Inc. (Æ)	46,500	1,186
Lam Research Corp. (Æ)(Ñ)	30,580	1,031
LSI Corp. (Æ)(Ñ)	72,700	372
Micron Technology, Inc. (Æ)	135,000	917
Microsoft Corp.	142,300	3,946
National Semiconductor Corp.	45,900	594
NetApp, Inc. (Æ)	6,400	173
Oracle Corp.	127,800	2,697
QUALCOMM, Inc.	135,640	5,617
Rovi Corp. (Æ)	457	13
Salesforce.com, Inc. (Æ)(Ñ)	53,940	3,061
SanDisk Corp. (Æ)	17,000	348
Sybase, Inc. (Æ)(Ñ)	11,600	459
VMware, Inc. Class A (Æ)	21,800	838
Xilinx, Inc.	55,280	1,202

		66,082

Utilities - 3.9%
America Movil SAB de CV Series L	38,200	1,686
AT&T, Inc.	129,706	3,330
CMS Energy Corp. (Ñ)	14,700	196
Dynegy, Inc. Class A (Æ)	3,332	7
Edison International	15,100	480
Entergy Corp.	6,400	491
Exelon Corp.	23,550	1,106
FPL Group, Inc.	5,500	270
Millicom International Cellular SA (Æ)	6,900	432
NV Energy, Inc.	44,600	511
PG&E Corp.	24,900	1,018
Portland General Electric Co.	5,100	95
Public Service Enterprise Group, Inc.	17,500	521
Southern Co.	15,000	468
Sprint Nextel Corp. (Æ)	132,100	391

	Principal Amount ($) or Shares	Market Value $
Verizon Communications, Inc.	69,638	2,061
Xcel Energy, Inc.	18,100	341

		13,404

Total Common Stocks (cost $274,047)		320,107

Short-Term Investments - 4.9%
Russell Investment Company Russell Money Market Fund (£)	12,122,002	12,122
State Street Euro Commercial Paper (ç)(ž) 0.010% due 11/02/09	4,500	4,500

Total Short-Term Investments (cost $16,622)		16,622

Other Securities - 4.5%
Russell U.S. Cash Collateral Fund (×)	7,030,359	7,030
State Street Securities Lending Quality Trust (×)	8,264,199	8,218

Total Other Securities (cost $15,295)		15,248

Total Investments - 103.1% (identified cost $305,964)		351,977

Other Assets and Liabilities, Net - (3.1%)		(10,532)

Net Assets - 100.0%		341,445

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund	133

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index (CME)	290	USD	14,979	12/09	(218)
S&P 500 Index (CME)	20	USD	5,165	12/09	24

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(194)

Presentation of Portfolio Holdings — October 31, 2009

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$43,032	$—	$—	$43,032	12.6
Consumer Staples	22,921	—	—	22,921	6.7
Energy	36,923	—	—	36,923	10.8
Financial Services	53,412	—	—	53,412	15.6
Health Care	46,682	—	—	46,682	13.7
Materials and Processing	11,011	—	—	11,011	3.2
Producer Durables	26,640	—	—	26,640	7.8
Technology	66,082	—	—	66,082	19.4
Utilities	13,404	—	—	13,404	3.9
Short-Term Investments	12,122	4,500	—	16,622	4.9
Other Securities	—	15,248	—	15,248	4.5

Total Investments	332,229	19,748	—	351,977	103.1

Other Assets and Liabilities, Net					(3.1)

					100.0

Other Financial Instruments
Futures Contracts	(194)	—	—	(194)	(0.1)

Total Other Financial Instruments*	(194)	—	—	(194)

*	Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

134	Russell Tax-Managed U.S. Large Cap Fund

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Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Tax-Managed U.S. Mid & Small Cap Fund - Class C
	Total Return
1 Year	10.57%
5 Years	1.03	%§
Inception*	0.69	%§

Tax-Managed U.S. Mid & Small Cap Fund - Class E ‡
	Total Return
1 Year	11.48%
5 Years	1.80	%§
Inception*	1.47	%§

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class S
	Total Return
1 Year	11.74%
5 Years	2.06	%§
Inception*	1.69	%§

Russell 2500™ Index **
	Total Return
1 Year	13.26%
5 Years	1.61	%§
Inception*	4.89	%§

136	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Russell Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth on an after tax basis.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Russell Tax-Managed U.S. Mid & Small Cap Fund Class C, Class E and Class S Shares gained 10.57%, 11.48% and 11.74% respectively. This compared to the Russell 2500™ Index, which gained 13.26% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2009, the Lipper® Mid-Cap Core Funds Average gained 17.50%. For the same period, the Lipper® Small-Cap Core Funds Average gained 11.27%. These results serve as peer comparisons and are expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The market for the fiscal year ending October 31, 2009 was marked by two distinct periods. The period between November 2008 and early March 2009 saw extreme volatility and market weakness. Fear and panic pervaded the market and the U.S. government stepped in with numerous stimulus packages to assist banks, auto companies and consumers. There was a pervasive fear that the economy was headed in the direction of a very deep recession, and possibly even depression. This led to a fear driven “flight to quality” in the markets during the first half of the fiscal year where risk was avoided and only the investments which were deemed to be the safest maintained their value. In the final six months of the fiscal year, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and those stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008. Higher beta (beta is the volatility of a given security compared to the volatility of the market as a whole) stocks, those with highly variable earnings and with the highest debt-to-capital ratios, were the best performers during this period. During the second half of the year, investors sought risk, and defensive positions were punished. However, in October 2009, there was a reversal of factor trends, and investors began to question the pace and sustainability of the economic recovery given all the positive sentiment that had already been priced into stock prices and in turn started to move toward companies with more stable and sustainable earnings and business growth.

The Fund’s focus on tax efficiency leads to a longer term investment approach. This results in a preference for higher quality companies with what managers believe to be more sustainable earnings and revenue growth, as well as limits exposure to shorter term earnings and price momentum and deep value strategies. This helped the Fund in the earlier part of the fiscal period as the Fund avoided many of the companies which unperformed most significantly. As the market started its recovery, deeper value companies were among the best performing. This presented challenges to the Fund’s ability to outperform its benchmark. Once the market returned to rewarding more consistent growth and higher quality companies in the early summer, the Fund began to outperform. However, the Fund underperformed for the fiscal year.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund underperformed its Russell 2500™ Index benchmark during the fiscal period. Stock selection by the managers detracted from performance due largely to securities held in the health care and producer durables sectors as drugs and pharmaceuticals, biotechnology, and commercial services companies lagged. Sector weighting decisions contributed positively to performance from overweights to the technology and consumer discretionary sectors and an underweight to the financial services sector.

For the fiscal period, the majority of the Fund’s managers outperformed their respective benchmarks, as investors became more optimistic of economic improvement and growth in the U.S. and global economies. Four of the five fund managers outperformed their respective benchmarks and one manager underperformed its benchmark.

Parametric Portfolio Associates LLC underperformed its Russell 2500™ Index benchmark during the fiscal year. This was driven mainly by poor stock selection across a number of sectors. Stock selection in the consumer discretionary sector detracted most from performance as a result of retail and restaurant holdings. Financial services stock selection detracted from performance due largely to weak returns in property and casualty insurance companies. Stock selection in the energy and materials and processing sectors detracted from performance due to positions in underperforming exploration and chemicals companies.

Russell Tax-Managed U.S. Mid & Small Cap Fund	137

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Chartwell Investment Partners outperformed its Russell 2000® Value Index benchmark during the fiscal year. Both stock selection and sector weighting decisions contributed positively to Chartwell’s performance. Energy sector stock selection contributed most to results as holdings in oil well equipment and services companies and coal producers benefited from higher energy prices. Stock selection in the consumer staples, materials & processing, technology and utilities sectors contributed positively to performance as well. Sector weighting decisions added meaningfully to Chartwell’s outperformance. This was largely driven by an overweight to the technology sector and an underweight to the financial services sector.

Netols Asset Management, Inc. outperformed its Russell 2000® Value Index benchmark during the fiscal period. Netols’ performance benefited most from sector weighting decisions as stock selection had a negative impact on performance. An overweight to the consumer discretionary sector contributed positively to performance on the strength of holdings in the education services sector and companies in the restaurants and auto parts industries. Underweights to the financial services and utilities sector contributed positively to performance as well. While Netols’ performance benefited from stock selection in the consumer staples sector, this was more than offset by weak stock selection in the technology sector in particular but also in the consumer discretionary and health care sectors.

Transamerica Investment Management, LLC outperformed its Russell 2500™ Growth Index Index benchmark by a fairly wide margin during the fiscal period. Transamerica outperformed as investment processes with a greater focus on consistent growth were rewarded. Transamerica’s performance benefited both from its stock selection and sector weighting decisions. Stock selection in the technology sector contributed most to performance as holdings in computer software and services performed well. Transamerica’s consumer discretionary stock selection was also rewarded as positions in auto parts, restaurants and advertising performed well. An overweight to the technology sector and underweights to the health care and energy sectors were also additive.

Turner Investment Partners, Inc outperformed its Russell 2500™ Growth Index benchmark during the fiscal year as both its stock selection and sector weighting decisions were additive. Stock selection in both the consumer discretionary and the consumer staples sectors contributed meaningfully to its outperformance as the portfolio’s holdings in coffee-based beverage, apparel, retail, printing, lodging and casinos and gaming companies were additive. This was partially offset by weak stock selection in the health care sector as holdings in drugs & pharmaceuticals, health care facilities and biotechnology underperformed.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund structure or money manager lineup during the year.

Money Managers as of October 31, 2009	Styles
Chartwell Investment Partners	Value
Netols Asset Management, Inc.	Value
Parametric Portfolio Associates LLC	Market-Oriented
Transamerica Investment Management, LLC	Growth
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on December 1, 1999.

**

Russell 2500™ Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflects adjustments for income dividends and capital gains distribution reinvested as of the ex-dividend dates.

‡	The Fund first issued Class E Shares on December 6, 2000. The returns shown for Class E Shares are the returns of the Fund’s Class S Shares from December 1, 1999 to December 5, 2000 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

138	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,176.00	$1,013.86
Expenses Paid During Period*	$12.34	$11.42

*	Expenses are equal to the Fund’s annualized expense ratio of 2.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,180.90	$1,017.69
Expenses Paid During Period*	$8.19	$7.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,182.10	$1,019.06
Expenses Paid During Period*	$6.71	$6.21

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Russell Tax-Managed U.S. Mid & Small Cap Fund	139

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 94.7%
Consumer Discretionary - 15.7%
Aaron’s, Inc. (Ñ)	4,065	102
Aeropostale, Inc. (Æ)(Ñ)	4,292	161
American Public Education, Inc. (Æ)(Ñ)	2,720	87
AnnTaylor Stores Corp. (Æ)	24,255	315
Arbitron, Inc. (Ñ)	15,302	332
Brinker International, Inc.	7,641	97
California Pizza Kitchen, Inc. (Æ)	8,163	106
Callaway Golf Co. (Ñ)	15,691	107
Capella Education Co. (Æ)(Ñ)	11,272	777
CarMax, Inc. (Æ)	10,752	211
Carter’s, Inc. (Æ)	17,675	417
Cato Corp. (The) Class A	25,750	507
Champion Enterprises, Inc. (Æ)(Ñ)	19,876	5
Cheesecake Factory, Inc. (The) (Æ)(Ñ)	21,999	400
Cherokee, Inc. (Ñ)	5,702	108
Chico’s FAS, Inc. (Æ)	31,069	371
Cooper Tire & Rubber Co.	20,290	310
Core-Mark Holding Co., Inc. (Æ)(Ñ)	4,680	128
Corinthian Colleges, Inc. (Æ)(Ñ)	23,758	377
Dana Holding Corp. (Æ)	9,914	56
Deckers Outdoor Corp. (Æ)	3,650	327
DR Horton, Inc. (Ñ)	12,139	133
DreamWorks Animation SKG, Inc. Class A (Æ)	14,896	477
Fred’s, Inc. Class A	37,433	443
Gannett Co., Inc.	6,663	65
Gaylord Entertainment Co. (Æ)(Ñ)	6,153	92
Gentex Corp.	11,193	179
Goodyear Tire & Rubber Co. (The) (Æ)	10,415	134
Guess?, Inc.	9,450	345
Hanesbrands, Inc. (Æ)	5,494	119
Hertz Global Holdings, Inc. (Æ)(Ñ)	14,058	131
Iconix Brand Group, Inc. (Æ)(Ñ)	7,469	87
International Speedway Corp. Class A	4,383	112
Interpublic Group of Cos., Inc. (Æ)	17,517	105
ITT Educational Services, Inc. (Æ)(Ñ)	1,556	141
Jack in the Box, Inc. (Æ)	20,800	390
John Wiley & Sons, Inc. Class A	3,574	126
K12, Inc. (Æ)(Ñ)	49,918	801
Matthews International Corp. Class A	12,050	443
MDC Holdings, Inc.	3,932	128
Meredith Corp.	19,210	520
NutriSystem, Inc.	10,120	218
PF Chang’s China Bistro, Inc. (Æ)(Ñ)	8,548	249
Pool Corp. (Ñ)	6,753	132
Pulte Homes, Inc. (Ñ)	23,075	208
RadioShack Corp.	10,133	171
Red Robin Gourmet Burgers, Inc. (Æ)(Ñ)	21,433	358
Rosetta Stone, Inc. (Æ)(Ñ)	41,455	860
Ross Stores, Inc.	3,309	146
School Specialty, Inc. (Æ)(Ñ)	17,910	398
Service Corp. International	20,340	140
Shoe Carnival, Inc. (Æ)	7,055	106
Signet Jewelers, Ltd. (Æ)	5,757	145
Smith & Wesson Holding Corp. (Æ)(Ñ)	46,100	197

	Principal Amount ($) or Shares	Market Value $
Snap-On, Inc.	10,075	368
Sonic Corp. (Æ)(Ñ)	10,434	98
Starwood Hotels & Resorts Worldwide, Inc. (ö)(Ñ)	7,630	222
Strayer Education, Inc. (Ñ)	3,128	635
Tenneco, Inc. (Æ)	76,735	1,045
Texas Roadhouse, Inc. Class A (Æ)(Ñ)	14,440	137
Tiffany & Co. (Ñ)	6,376	250
Titan International, Inc. (Ñ)	24,080	202
TiVo, Inc. (Æ)(Ñ)	11,785	128
Tractor Supply Co. (Æ)(Ñ)	7,847	351
True Religion Apparel, Inc. (Æ)	13,150	339
Tupperware Brands Corp.	4,264	192
Under Armour, Inc. Class A (Æ)(Ñ)	11,966	321
United Stationers, Inc. (Æ)	5,680	268
Urban Outfitters, Inc. (Æ)	11,390	357
Valueclick, Inc. (Æ)(Ñ)	74,146	730
VistaPrint NV (Æ)(Ñ)	8,542	436
WESCO International, Inc. (Æ)(Ñ)	4,685	120
Weyco Group, Inc. (Ñ)	4,498	100
WMS Industries, Inc. (Æ)(Ñ)	7,255	290
Wyndham Worldwide Corp.	8,302	142

		20,331

Consumer Staples - 4.6%
Casey’s General Stores, Inc.	15,836	499
Chattem, Inc. (Æ)(Ñ)	7,040	446
Constellation Brands, Inc. Class A (Æ)	7,438	118
Del Monte Foods Co.	15,931	172
Diedrich Coffee, Inc. (Æ)(Ñ)	5,680	124
Energizer Holdings, Inc. (Æ)(Ñ)	2,147	131
Flowers Foods, Inc. (Ñ)	17,150	401
Green Mountain Coffee Roasters, Inc. (Æ)(Ñ)	4,234	282
Hain Celestial Group, Inc. (The) (Æ)(Ñ)	7,005	123
Hansen Natural Corp. (Æ)	5,417	196
JM Smucker Co. (The)	2,978	157
Lance, Inc. (Ñ)	17,209	415
Peet’s Coffee & Tea, Inc. (Æ)(Ñ)	23,978	815
Ralcorp Holdings, Inc. (Æ)	2,598	139
Ruddick Corp. (Ñ)	4,801	128
TreeHouse Foods, Inc. (Æ)(Ñ)	32,930	1,232
United Natural Foods, Inc. (Æ)	15,544	375
Whole Foods Market, Inc. (Æ)(Ñ)	6,310	202

		5,955

Energy - 5.0%
Alpha Natural Resources, Inc. (Æ)	10,233	348
Arena Resources, Inc. (Æ)	4,353	162
Atwood Oceanics, Inc. (Æ)	7,190	255
Cabot Oil & Gas Corp.	4,510	174
CARBO Ceramics, Inc. (Ñ)	8,300	485
Concho Resources, Inc. (Æ)	5,570	212
Encore Acquisition Co. (Æ)(Ñ)	10,969	407
EXCO Resources, Inc.	11,170	174
Forest Oil Corp. (Æ)(Ñ)	25,731	504
FX Energy, Inc. (Æ)(Ñ)	23,580	63

140	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Gran Tierra Energy, Inc. (Æ)(Ñ)	27,937	133
Hornbeck Offshore Services, Inc. (Æ)(Ñ)	4,292	104
ION Geophysical Corp. (Æ)(Ñ)	73,701	282
Lufkin Industries, Inc.	2,685	153
NATCO Group, Inc. Class A (Æ)	8,215	359
North American Energy Partners, Inc. (Æ)	36,842	209
Oceaneering International, Inc. (Æ)(Ñ)	10,878	556
Oil States International, Inc. (Æ)	5,219	180
Parker Drilling Co. (Æ)	24,900	129
Rosetta Resources, Inc. (Æ)	11,926	161
Tesoro Corp. (Ñ)	8,604	122
USEC, Inc. (Æ)(Ñ)	18,759	72
Walter Energy, Inc. Class A	8,379	490
Whiting Petroleum Corp. (Æ)	12,323	695
Willbros Group, Inc. (Æ)(Ñ)	8,495	112

		6,541

Financial Services - 15.6%
American Campus Communities, Inc. (ö)(Ñ)	12,995	351
American Equity Investment Life Holding Co. (Ñ)	55,355	364
AmeriCredit Corp. (Æ)	8,888	157
Apollo Investment Corp.	15,602	140
Ares Capital Corp.	10,929	114
Argo Group International Holdings, Ltd. (Æ)	17,664	600
Artio Global Investors, Inc. (Æ)	7,250	171
Axis Capital Holdings, Ltd.	6,444	186
Banco Latinoamericano de Comercio Exterior SA Class E	8,572	121
Bank of Hawaii Corp.	4,804	213
Bank of the Ozarks, Inc. (Ñ)	13,620	310
BioMed Realty Trust, Inc. (ö)	13,435	182
Broadridge Financial Solutions, Inc.	7,021	146
Camden Property Trust (ö)	4,647	169
Cash America International, Inc.	4,181	127
CB Richard Ellis Group, Inc. Class A (Æ)(Ñ)	25,228	261
Cedar Shopping Centers, Inc. (ö)	34,784	211
Cybersource Corp. (Æ)(Ñ)	18,440	302
Delphi Financial Group, Inc. Class A	5,681	123
E-House China Holdings, Ltd. - ADR (Æ)(Ñ)	8,510	146
EastGroup Properties, Inc. (ö)	3,592	132
Employers Holdings, Inc.	9,125	135
Equifax, Inc.	5,191	142
Euronet Worldwide, Inc. (Æ)	5,264	125
Extra Space Storage, Inc. (ö)	14,309	137
Fair Isaac Corp. (Ñ)	22,501	458
Federal Realty Investment Trust (ö)(Ñ)	3,132	185
Fidelity National Financial, Inc. Class A	10,338	140
Fidelity National Information Services, Inc.	4,083	89
First Commonwealth Financial Corp. (Ñ)	17,759	93
First Horizon National Corp. (Æ)	12,262	145
First Midwest Bancorp, Inc. (Ñ)	30,804	320
Franklin Street Properties Corp. (ö)	10,831	117
Genworth Financial, Inc. Class A (Æ)	31,482	334

	Principal Amount ($) or Shares	Market Value $
Glacier Bancorp, Inc. (Ñ)	28,665	375
GLG Partners, Inc. (Æ)(Ñ)	54,530	143
Greenhill & Co., Inc.	3,214	277
Hanover Insurance Group, Inc. (The)	9,274	390
Harleysville Group, Inc. (Ñ)	5,900	185
Health Care REIT, Inc. (ö)	4,831	214
Home Properties, Inc. (ö)(Ñ)	8,301	325
Huntington Bancshares, Inc.	29,550	113
IBERIABANK Corp. (Ñ)	3,104	134
Inland Real Estate Corp. (ö)(Ñ)	16,183	139
Interactive Brokers Group, Inc. Class A (Æ)	5,852	94
Investors Real Estate Trust (ö)	14,963	125
Jefferies Group, Inc. (Æ)	6,369	166
Kayne Anderson Energy Development Co.	6,813	85
Keycorp	27,818	150
Markel Corp. (Æ)(Ñ)	559	180
Marshall & Ilsley Corp. (Ñ)	19,065	101
MGIC Investment Corp. (Æ)(Ñ)	36,221	156
Mid-America Apartment Communities, Inc. (ö)	19,321	847
MSCI, Inc. Class A (Æ)	10,950	333
National Penn Bancshares, Inc.	19,545	110
Nationwide Health Properties, Inc. (ö)	5,778	186
Navigators Group, Inc. (Æ)	2,522	134
NewAlliance Bancshares, Inc. (Ñ)	13,152	146
Och-Ziff Capital Management Group LLC	23,180	281
Old National Bancorp (Ñ)	30,200	313
PacWest Bancorp (Ñ)	7,731	131
PartnerRe, Ltd. - ADR	2,400	184
Piper Jaffray Cos. (Æ)	2,717	126
PMI Group, Inc. (The) (Ñ)	19,483	47
Post Properties, Inc. (ö)(Ñ)	7,537	124
PrivateBancorp, Inc. Class A	47,317	432
Prosperity Bancshares, Inc. (Ñ)	9,054	324
Raymond James Financial, Inc. (Ñ)	4,948	117
Reinsurance Group of America, Inc. Class A	3,218	148
RLI Corp. (Ñ)	7,435	372
Selective Insurance Group	31,768	487
Signature Bank NY (Æ)	24,713	780
SL Green Realty Corp. (ö)(Ñ)	4,181	162
South Financial Group, Inc. (The) (Ñ)	43,675	35
State Auto Financial Corp.	6,466	105
Sterling Bancshares, Inc. (Ñ)	17,762	99
Stifel Financial Corp. (Æ)(Ñ)	4,600	239
Sun Communities, Inc. (ö)(Ñ)	21,044	367
Tanger Factory Outlet Centers (ö)(Ñ)	4,001	152
Umpqua Holdings Corp. (Ñ)	13,510	134
United Bankshares, Inc. (Ñ)	13,035	233
United Fire & Casualty Co.	8,915	156
Valley National Bancorp (Ñ)	40,668	540
Ventas, Inc. (ö)	4,053	163
Waddell & Reed Financial, Inc. Class A	6,000	168
Washington Real Estate Investment Trust (ö)(Ñ)	5,714	153
Westamerica Bancorporation (Ñ)	9,353	447
Westwood Holdings Group, Inc. (Ñ)	2,686	95

Russell Tax-Managed U.S. Mid & Small Cap Fund	141

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Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Wintrust Financial Corp. (Ñ)	19,568	552
World Acceptance Corp. (Æ)(Ñ)	14,554	365
WSFS Financial Corp.	3,871	107

		20,192

Health Care - 11.4%
Alexion Pharmaceuticals, Inc. (Æ)	14,408	640
Align Technology, Inc. (Æ)(Ñ)	27,212	428
American Medical Systems Holdings, Inc. (Æ)(Ñ)	8,058	124
AMERIGROUP Corp. Class A (Æ)	18,175	401
Amsurg Corp. Class A (Æ)	5,498	116
Auxilium Pharmaceuticals, Inc. (Æ)(Ñ)	13,606	428
Beckman Coulter, Inc.	2,640	170
Celldex Therapeutics, Inc. (Æ)	15,819	69
Cepheid, Inc. (Æ)(Ñ)	45,003	597
Charles River Laboratories International, Inc. (Æ)	5,001	183
Chemed Corp. (Ñ)	14,803	671
Cooper Cos., Inc. (The) (Ñ)	3,994	112
Covance, Inc. (Æ)(Ñ)	11,221	580
Dendreon Corp. (Æ)(Ñ)	4,412	111
Dentsply International, Inc. (Ñ)	4,404	145
Dionex Corp. (Æ)	1,780	121
Eclipsys Corp. (Æ)	5,794	109
Emergency Medical Services Corp. Class A (Æ)	2,510	121
Endo Pharmaceuticals Holdings, Inc. (Æ)(Ñ)	7,002	157
Gentiva Health Services, Inc. (Æ)	15,016	360
Greatbatch, Inc. (Æ)(Ñ)	5,955	117
Haemonetics Corp. (Æ)	8,537	440
Healthsouth Corp. (Æ)(Ñ)	23,368	341
Henry Schein, Inc. (Æ)(Ñ)	2,906	154
Hologic, Inc. (Æ)	9,896	146
Human Genome Sciences, Inc. (Æ)	17,830	333
ICU Medical, Inc. (Æ)	11,547	404
Idexx Laboratories, Inc. (Æ)	14,429	738
Inverness Medical Innovations, Inc. (Æ)(Ñ)	3,875	147
Kindred Healthcare, Inc. (Æ)	15,195	223
Martek Biosciences Corp. (Æ)(Ñ)	23,127	415
Masimo Corp. (Æ)(Ñ)	9,009	239
Matrixx Initiatives, Inc. (Æ)(Ñ)	14,342	65
Medical Action Industries, Inc. (Æ)	27,882	305
Mednax, Inc. (Æ)	2,867	149
Merit Medical Systems, Inc. (Æ)	35,231	598
Myriad Pharmaceuticals, Inc. (Æ)	17,226	95
Nighthawk Radiology Holdings, Inc. (Æ)	93,749	562
NuVasive, Inc. (Æ)(Ñ)	3,122	113
Omnicell, Inc. (Æ)	8,793	86
Orthofix International NV (Æ)	4,090	131
OSI Pharmaceuticals, Inc. (Æ)(Ñ)	2,800	90
Parexel International Corp. (Æ)	14,970	187
PDL BioPharma, Inc. (Ñ)	15,776	133
PSS World Medical, Inc. (Æ)(Ñ)	25,062	507
Quality Systems, Inc. (Ñ)	9,936	606
Savient Pharmaceuticals, Inc. (Æ)	5,760	73

	Principal Amount ($) or Shares	Market Value $
Seattle Genetics, Inc. (Æ)	12,169	110
Sunrise Senior Living, Inc. (Æ)	25,012	104
Techne Corp.	2,619	164
Tenet Healthcare Corp. (Æ)	19,776	101
United Therapeutics Corp. (Æ)	6,420	273
Universal Health Services, Inc. Class B	3,070	171
US Physical Therapy, Inc. (Æ)	25,211	354
VCA Antech, Inc. (Æ)(Ñ)	7,310	174
Viropharma, Inc. (Æ)(Ñ)	10,814	82
Watson Pharmaceuticals, Inc. Class B (Æ)	4,436	153
Zoll Medical Corp. (Æ)	6,172	120

		14,846

Materials and Processing - 6.9%
AAON, Inc. (Ñ)	5,804	105
Airgas, Inc.	3,415	152
AK Steel Holding Corp.	5,349	85
Arch Chemicals, Inc.	4,364	121
Ashland, Inc.	7,180	248
Ball Corp.	3,878	191
Belden, Inc.	5,324	122
CF Industries Holdings, Inc.	1,341	112
Cliffs Natural Resources, Inc. (Ñ)	8,250	293
Coeur d’Alene Mines Corp. (Æ)(Ñ)	6,346	127
Commercial Metals Co.	19,964	296
Compass Minerals International, Inc.	10,195	635
Crown Holdings, Inc. (Æ)	7,683	205
Deltic Timber Corp. (Ñ)	4,495	191
Eastman Chemical Co. (Ñ)	3,259	171
General Cable Corp. (Æ)(Ñ)	11,236	350
HB Fuller Co.	6,494	124
Hexcel Corp. (Æ)(Ñ)	76,122	837
Horsehead Holding Corp. (Æ)	12,243	117
Interline Brands, Inc. (Æ)	21,514	314
Kaydon Corp. (Ñ)	10,299	360
Lennox International, Inc.	4,420	149
Martin Marietta Materials, Inc. (Ñ)	2,202	184
Minerals Technologies, Inc.	2,930	144
Pactiv Corp. (Æ)	6,078	140
Polypore International, Inc. (Æ)(Ñ)	44,267	485
Quanex Building Products Corp.	10,400	155
Rogers Corp. (Æ)	4,066	106
RPM International, Inc.	9,551	168
Silgan Holdings, Inc.	5,850	314
Solutia, Inc. (Æ)	9,570	105
Sonoco Products Co.	6,294	168
Spartech Corp.	31,541	302
Steel Dynamics, Inc.	12,290	165
Terra Industries, Inc.	14,941	475
Texas Industries, Inc. (Ñ)	6,945	231
Universal Forest Products, Inc.	3,533	126
Wausau Paper Corp.	19,000	167
WR Grace & Co. (Æ)(Ñ)	7,436	163

		8,903

142	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Producer Durables - 16.8%
Advanced Energy Industries, Inc. (Æ)	19,118	233
Advisory Board Co. (The) (Æ)	3,948	97
Aecom Technology Corp. (Æ)	4,617	117
Alexander & Baldwin, Inc.	11,811	341
American Superconductor Corp. (Æ)(Ñ)	4,047	136
Ametek, Inc.	4,483	156
AMR Corp. (Æ)	19,159	103
AO Smith Corp.	4,155	165
Applied Industrial Technologies, Inc. (Ñ)	6,325	128
Baldor Electric Co. (Ñ)	26,740	691
Barnes Group, Inc.	45,636	723
Bristow Group, Inc. (Æ)	4,315	126
Bucyrus International, Inc. Class A	4,466	198
C&D Technologies, Inc. (Æ)(Ñ)	25,500	47
Carlisle Cos., Inc.	5,561	173
CDI Corp.	8,348	102
Con-way, Inc.	3,997	132
Consolidated Graphics, Inc. (Æ)	14,110	283
Continental Airlines, Inc. Class B (Æ)	17,950	206
Corrections Corp. of America (Æ)	8,403	201
Donaldson Co., Inc. (Ñ)	20,433	729
Electronics for Imaging, Inc. (Æ)	20,580	240
EnergySolutions, Inc.	40,330	336
ENGlobal Corp. (Æ)(Ñ)	27,709	82
EnPro Industries, Inc. (Æ)(Ñ)	14,707	332
ESCO Technologies, Inc. (Æ)	3,393	133
ExlService Holdings, Inc. (Æ)	9,639	131
Federal Signal Corp.	12,796	79
Franklin Electric Co., Inc. (Ñ)	11,050	301
FTI Consulting, Inc. (Æ)(Ñ)	14,231	581
Fuel Tech, Inc. (Æ)(Ñ)	27,894	323
GATX Corp. (Ñ)	35,647	969
Genco Shipping & Trading, Ltd. (Ñ)	8,490	169
General Maritime Corp. (Ñ)	35,132	242
Genesee & Wyoming, Inc. Class A (Æ)(Ñ)	12,802	371
GrafTech International, Ltd. (Æ)	10,240	138
HEICO Corp.	3,173	121
HNI Corp. (Ñ)	7,079	186
HUB Group, Inc. Class A (Æ)(Ñ)	29,795	741
IDEX Corp.	30,833	877
Joy Global, Inc.	5,620	283
Kadant, Inc. (Æ)	12,120	156
Kansas City Southern (Æ)(Ñ)	58,100	1,408
KBR, Inc.	7,435	152
Kennametal, Inc.	51,731	1,219
Knightsbridge Tankers, Ltd.	7,497	95
Landstar System, Inc. (Ñ)	18,728	660
Lexmark International, Inc. Class A (Æ)	5,588	143
Littelfuse, Inc. (Æ)	4,922	136
MAXIMUS, Inc.	3,055	141
Middleby Corp. (Æ)(Ñ)	6,220	282
MPS Group, Inc. (Æ)	12,805	173
Nalco Holding Co.	33,582	710
Navigant Consulting, Inc. (Æ)	8,710	124
Navistar International Corp. (Æ)	9,038	300
Nordson Corp. (Ñ)	5,320	281

	Principal Amount ($) or Shares	Market Value $
Old Dominion Freight Line, Inc. (Æ)(Ñ)	12,700	330
Orbital Sciences Corp. (Æ)	6,866	88
Oshkosh Corp.	3,139	98
Overseas Shipholding Group, Inc. (Ñ)	3,370	132
Pentair, Inc.	5,889	171
Robbins & Myers, Inc.	15,920	369
Robert Half International, Inc. (Ñ)	5,985	139
Roper Industries, Inc.	3,403	172
Shaw Group, Inc. (The) (Æ)(Ñ)	3,731	96
Skywest, Inc.	7,732	108
Taser International, Inc. (Æ)(Ñ)	18,117	74
Teekay Tankers, Ltd. Class A (Ñ)	8,384	68
Tennant Co.	8,115	216
Tetra Tech, Inc. (Æ)	14,590	375
Toro Co. (Ñ)	14,131	523
Tutor Perini Corp. (Æ)(Ñ)	17,341	306
Unisys Corp. (Æ)(Ñ)	2,783	81
Wabtec Corp. (Ñ)	11,665	429
World Fuel Services Corp. (Ñ)	2,572	131
Zebra Technologies Corp. Class A (Æ)(Ñ)	5,784	145

		21,753

Technology - 14.7%
AboveNet, Inc. (Æ)	4,060	196
Advanced Analogic Technologies, Inc. (Æ)	27,544	87
Advanced Micro Devices, Inc. (Æ)	25,851	119
Akamai Technologies, Inc. (Æ)(Ñ)	7,663	169
American Science & Engineering, Inc. (Ñ)	4,486	297
Anixter International, Inc. (Æ)(Ñ)	8,625	361
Ansys, Inc. (Æ)	5,007	203
Applied Micro Circuits Corp. (Æ)	13,404	105
Ariba, Inc. (Æ)	11,688	138
Aruba Networks, Inc. (Æ)(Ñ)	13,580	106
Atheros Communications, Inc. (Æ)(Ñ)	15,830	390
Atmel Corp. (Æ)	38,505	143
Avnet, Inc. (Æ)	7,622	189
Benchmark Electronics, Inc. (Æ)	29,432	494
Black Box Corp.	4,064	108
Blackboard, Inc. (Æ)(Ñ)	13,053	463
Blue Coat Systems, Inc. (Æ)	5,710	127
Brocade Communications Systems, Inc. (Æ)	15,962	137
CACI International, Inc. Class A (Æ)	13,677	651
Ciena Corp. (Æ)	19,770	232
CommScope, Inc. (Æ)(Ñ)	4,042	109
Diodes, Inc. (Æ)	26,657	437
Double-Take Software, Inc. (Æ)	80,643	748
Earthlink, Inc.	15,729	127
Emulex Corp. (Æ)	41,410	418
Entegris, Inc. (Æ)	81,627	307
Equinix, Inc. (Æ)(Ñ)	1,642	140
F5 Networks, Inc. (Æ)	23,077	1,036
Fairchild Semiconductor International, Inc. Class A (Æ)	91,869	687
GSI Commerce, Inc. (Æ)(Ñ)	10,400	197
GTSI Corp. (Æ)	28,674	214
Harris Stratex Networks, Inc. Class A (Æ)	13,379	84
Informatica Corp. (Æ)	52,957	1,124

Russell Tax-Managed U.S. Mid & Small Cap Fund	143

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Internet Capital Group, Inc. (Æ)	17,720	129
Intersil Corp. Class A	8,697	109
IPG Photonics Corp. (Æ)(Ñ)	7,740	106
Jabil Circuit, Inc.	12,332	165
LSI Corp. (Æ)(Ñ)	36,536	187
Mantech International Corp. Class A (Æ)	10,454	458
Mentor Graphics Corp. (Æ)	46,530	340
Micros Systems, Inc. (Æ)	4,815	130
Netlogic Microsystems, Inc. (Æ)	3,400	129
Newport Corp. (Æ)	10,062	75
Nuance Communications, Inc. (Æ)(Ñ)	10,955	144
NVE Corp. (Æ)	1,714	64
ON Semiconductor Corp. (Æ)	60,180	403
Palm, Inc. (Æ)(Ñ)	15,147	176
Parametric Technology Corp. (Æ)	21,895	326
Perot Systems Corp. Class A (Æ)	4,026	121
Plexus Corp. (Æ)	26,915	681
PMC—Sierra, Inc. (Æ)	19,050	162
Polycom, Inc. (Æ)	18,267	392
Progress Software Corp. (Æ)	24,330	562
PROS Holdings, Inc. (Æ)(Ñ)	14,534	131
Red Hat, Inc. (Æ)	7,105	183
RF Micro Devices, Inc. (Æ)(Ñ)	23,836	95
Rovi Corp. (Æ)	28,266	779
SAVVIS, Inc. (Æ)	5,685	84
STEC, Inc. (Æ)(Ñ)	4,420	94
Syntel, Inc. (Ñ)	2,747	98
Take-Two Interactive Software, Inc. (Æ)(Ñ)	23,750	261
Taleo Corp. Class A (Æ)(Ñ)	42,493	924
Tellabs, Inc. (Æ)	27,696	167
TIBCO Software, Inc. (Æ)	18,225	159
Ultimate Software Group, Inc. (Æ)(Ñ)	18,586	474
United Online, Inc.	13,885	111
Varian Semiconductor Equipment Associates, Inc. (Æ)	7,941	225
Volterra Semiconductor Corp. (Æ)	7,922	110

		19,097

Utilities - 4.0%
Alaska Communications Systems Group, Inc. (Ñ)	53,616	417
Atlantic Tele-Network, Inc.	2,106	97
Avista Corp.	16,015	304
Black Hills Corp. (Ñ)	11,590	282
Centerpoint Energy, Inc.	13,848	174
Central Vermont Public Service Corp.	6,280	122
CenturyTel, Inc.	3,910	127
Cleco Corp. (Ñ)	22,238	550
Connecticut Water Service, Inc.	4,800	107
El Paso Electric Co. (Æ)	25,507	478
Empire District Electric Co. (The) (Ñ)	7,038	127
Great Plains Energy, Inc.	8,785	152
ITC Holdings Corp.	3,400	151
Laclede Group, Inc. (The)	4,089	126
National Fuel Gas Co.	4,139	188

	Principal Amount ($) or Shares	Market Value $
New Jersey Resources Corp.	3,946	139
Northeast Utilities	7,011	162
Northwest Natural Gas Co.	2,782	116
NorthWestern Corp. (Ñ)	22,821	551
NSTAR (Ñ)	4,936	153
Otter Tail Corp. (Ñ)	4,647	108
RRI Energy, Inc. (Æ)	19,410	102
Southwest Gas Corp.	5,552	139
Telephone & Data Systems, Inc.	4,970	147
Time Warner Telecom, Inc. Class A (Æ)	10,467	132

		5,151

Total Common Stocks (cost $115,510)		122,769

Short-Term Investments - 4.8%
Russell Investment Company Russell Money Market Fund (£)	4,466,000	4,466
State Street Euro Commercial Paper (ç)(ž) 0.010% due 11/02/09	1,800	1,800

Total Short-Term Investments (cost $6,266)		6,266

Other Securities - 30.8%
Russell U.S. Cash Collateral Fund (×)	18,411,140	18,411
State Street Securities Lending Quality Trust (×)	21,642,326	21,522

Total Other Securities (cost $40,053)		39,933

Total Investments - 130.3% (identified cost $161,829)		168,968

Other Assets and Liabilities, Net - (30.3%)		(39,339)

Net Assets - 100.0%		129,629

See accompanying notes which are an integral part of the financial statements.

144	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 2000 Mini Index (CME)	122	USD	6,854	12/09	(339)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(339)

Presentation of Portfolio Holdings — October 31, 2009

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$20,331	$—	$—	$20,331	15.7
Consumer Staples	5,955	—	—	5,955	4.6
Energy	6,541	—	—	6,541	5.0
Financial Services	20,192	—	—	20,192	15.6
Health Care	14,846	—	—	14,846	11.4
Materials and Processing	8,903	—	—	8,903	6.9
Producer Durables	21,753	—	—	21,753	16.8
Technology	19,097	—	—	19,097	14.7
Utilities	5,151	—	—	5,151	4.0
Short-Term Investments	4,466	1,800	—	6,266	4.8
Other Securities	—	39,933	—	39,933	30.8

Total Investments	127,235	41,733	—	168,968	130.3

Other Assets and Liabilities, Net					(30.3)

					100.0

Other Financial Instruments
Futures Contracts	(339)	—	—	(339)	(0.3)

Total Other Financial Instruments*	(339)	—	—	(339)

*	Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund	145

Russell Investment Company

Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Russell Strategic Bond Fund - Class A ‡
	Total Return
1 Year	14.17%
5 Years	3.11	%§
10 Years	5.21	%§

Russell Strategic Bond Fund - Class C ‡‡
	Total Return
1 Year	17.97%
5 Years	3.76	%§
10 Years	5.54	%§

Russell Strategic Bond Fund - Class E
	Total Return
1 Year	18.87%
5 Years	3.95	%§
10 Years	5.63	%§

Russell Strategic Bond Fund - Class I
	Total Return
1 Year	19.21%
5 Years	4.20	%§
10 Years	5.88	%§

Russell Strategic Bond Fund - Class S ‡‡‡
	Total Return
1 Year	19.12%
5 Years	4.23	%§
10 Years	5.90	%§

Russell Strategic Bond Fund - Class Y ‡‡‡‡
	Total Return
1 Year	19.13%
5 Years	4.24	%§
10 Years	5.90	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	13.79%
5 Years	5.05	%§
10 Years	6.31	%§

146	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Russell Strategic Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Russell Strategic Bond Fund Class A, Class C, Class E, Class I, Class S and Class Y gained 18.62%, 17.97%, 18.87%, 19.21%, 19.12% and 19.13%, respectively. This compared to the Barclays Capital Aggregate Bond Index, which gained 13.79% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2009, the Lipper® BBB Rated Corp Debt Funds Average gained 27.56%. For the same period, the Lipper® Intermediate Investment Grade Debt Funds Average gained 16.74%. These returns serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

As investors returned to investments, with more risk than the relative safety of U.S. Treasuries, virtually all major benchmark sectors outperformed relatively less risky equivalent-duration U.S. Treasuries. The Fund’s money managers are typically underweight in the Treasury sector and invest in sectors that are not in the benchmark (e.g. high yield bonds). As a result, the Fund outperformed its benchmark.

As a result of the significant U.S. government intervention that occurred throughout the year, certain types of fixed income securities were in higher demand and subsequently provided higher returns relative to other types of fixed income securities. This disparity in relative returns provided opportunities for money managers to generate excess returns relative to the benchmark through sector allocation decisions and security selection. For example, as a result of the Term Asset-Backed Securities Lending Facility (TALF), certain automobile and credit card asset-backed securities were in higher demand and thus generated a relatively higher rate of return. Later when the TALF program was expanded to include commercial mortgage-backed securities, demand and returns increased for those securities as well. Therefore, money managers who were able to identify and purchase securities which would benefit from such increased demand, outperformed relative to the benchmark and thus contributing to the excess returns for the Fund.

On a net basis, interest rates have declined over the past year. However, the majority of that decline occurred earlier in the fiscal year. Interest rates started to increase throughout the 2009 calendar year. The Funds money managers have different outlooks on interest rates. As a result, some managers will increase sensitivity to interest rates (also called increased duration) if they believe interest rates will fall. On the other hand, some managers will decrease duration expecting that interest rates will rise. In general, as interest rates decline, bond prices increase and vice versa. While the duration strategies of each manager can sometimes offset each other, the Fund’s level of interest rate sensitivity was neutral to slightly higher than the benchmark (also called neutral to slightly long duration). While the Fund benefited from its long duration positioning when interest rate decreased earlier in the year, this positioning detracted from performance when interest rates subsequently increased. For the fiscal year, the Fund’s neutral to slightly long duration positioning detracted from performance.

As the Federal Reserve Board lowered the federal funds target rate and maintained it at 0 to 0.25%, short-term yields have stayed low while yields at the intermediate portion and long end of the yield curve increased throughout the 2009 calendar year to date. Consequently, a relative shift in yields otherwise known as yield curve “steepening” occurred. This yield curve steepening benefited the Fund as several of the Fund’s money managers anticipated the change and varied the maturity of their securities accordingly.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s money managers tend to invest in non-Treasury sectors and in types of securities that are not in the benchmark (e.g. high yield credit, non-agency mortgages backed securities and, emerging market debt). As a result of this strategy, the Fund’s performance tended to underperform during the earlier part of the fiscal year when investors avoided risk and sought the safety of U.S. Treasury securities. However, when risk appetite returned to the market later in the fiscal year, the Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities resulted in the Fund generating returns in excess of the benchmark. While sector positions varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets were beneficial to Fund performance. Overweight exposure to investment grade financials, commercial mortgage-backed securities, automobile asset-backed securities and credit card asset-backed securities contributed to outperformance versus the benchmark. In addition, out-of-benchmark exposures to high yield financials debt and industrials contributed to outperformance. An overweight to agency mortgage-backed securities was positive,

Russell Strategic Bond Fund	147

Russell Investment Company

Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

while holding non-agency mortgage-backed securities was a net detractor from performance for the year.

The Fund’s money managers have the discretion to rotate in and out of various sectors in order to place more emphasis on sectors or securities that they believe would provide the highest relative value versus other areas of the market. For example, Pacific Investment Management Company LLC (“PIMCO”) put significant emphasis on agency mortgage-backed securities in an attempt to benefit from the Federal Reserve’s Agency Mortgage-Backed Securities Purchase Program. After price appreciation peaked for these securities, PIMCO rotated out of this sector in order to lock in the gains and put emphasis on other areas of the market that it believed were more attractive. Logan Circle Partners LLP outperformed the benchmark by maintaining its view that the default rates implied by prices of securities were not justified. As a result, it outperformed during the period due to an overweight allocation to and security selection in investment grade corporates and an out-of-index exposure to high yield credit. Metropolitan West Asset Management outperformed primarily due to its yield curve strategies. Goldman Sachs Asset Management outperformed due to its exposure to and security selection in structured products. Hyperion Brookfield Asset Management underperformed due to positions in non-agency mortgage securities which, on a net basis, declined in price for the fiscal year. Although different money managers place emphasis on different areas of the market at different times, the Fund’s performance over the fiscal year did on average benefit from sector rotation by the money managers.

Describe any changes to the Fund’s structure or the money manager line-up.

In July, 2009, Drake Capital Management, LLC (“Drake”) was terminated. Drake’s assets were re-allocated to existing money managers.

Money Managers as of October 31, 2009	Styles
Goldman Sachs Asset Management, L.P.	Fully Discretionary
Hyperion Brookfield Asset Management, Inc.	Sector Specialist
Logan Circle Partners, L.P.	Sector Rotation
Metropolitan West Asset Management, LLC	Sector Rotation
Pacific Investment Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1999.

**	On November 3, 2008, Barclays Capital, which acquired the Lehman family of indices in September 2008, announced the rebranding of its unified family of indices under the Barclays Capital Indices name. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares from November 1, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares from November 1, 1999 to September 2, 2008 are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

‡‡‡‡	The Fund first issued Class Y Shares on June 7, 2000, closed its Class Y Shares on November 19, 2001 and reopened its Class Y Shares on June 23, 2005. The returns shown for Class Y Shares prior to June 23, 2005 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

148	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,152.30	$1,020.47
Expenses Paid During Period*	$5.10	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,150.30	$1,016.69
Expenses Paid During Period*	$9.16	$8.59

*	Expenses are equal to the Fund’s annualized expense ratio of 1.69% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,153.90	$1,021.02
Expenses Paid During Period*	$4.51	$4.23

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Russell Strategic Bond Fund	149

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Russell Strategic Bond Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,155.70	$1,022.28
Expenses Paid During Period*	$3.15	$2.96

*	Expenses are equal to the Fund’s annualized expense ratio of 0.58% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,155.70	$1,021.73
Expenses Paid During Period*	$3.75	$3.52

*	Expenses are equal to the Fund’s annualized expense ratio of 0.69% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,154.60	$1,022.53
Expenses Paid During Period*	$2.88	$2.70

*	Expenses are equal to the Fund’s annualized expense ratio of 0.53% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

150	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 88.7%
Asset-Backed Securities - 9.0%
Aames Mortgage Investment Trust (Ê) Series 2006-1 Class A3 0.404% due 04/25/36	6,896	4,996
ABFS Mortgage Loan Trust (Ê)(Å) Series 2003-2 Class A 0.744% due 04/25/34	826	667
Accredited Mortgage Loan Trust (Ê)
Series 2004-2 Class A2
0.544% due 07/25/34	235	114
Series 2006-2 Class A2
0.334% due 09/25/36	2,447	2,255
ACE Securities Corp. (Ê)
Series 2003-HE1 Class M1
1.219% due 11/25/33	5,708	4,184
Series 2003-OP1 Class M2
1.744% due 12/25/33	325	254
Series 2004-IN1 Class A1
0.564% due 05/25/34	388	268
Series 2005-HE2 Class M3
0.724% due 04/25/35	1,305	966
Series 2005-HE5 Class A2C
0.624% due 08/25/35	2,047	2,002
Series 2005-SD3 Class A
0.644% due 08/25/45	1,289	1,063
Series 2006-FM1 Class A2C
0.394% due 07/25/36	7,595	2,607
Series 2006-HE2 Class A2C
0.404% due 05/25/36	3,600	2,338
Series 2006-OP1 Class M3
0.554% due 04/25/36	1,697	20
Aegis Asset Backed Securities Trust (Ê)
Series 2003-3 Class M2
2.719% due 01/25/34	1,462	697
Series 2005-4 Class 1A3
0.514% due 10/25/35	1,400	1,311
Alliance Bancorp Trust (Ê) Series 2007-OA1 Class A1 0.484% due 07/25/37	4,534	2,209
Ally Auto Receivables Trust (Þ) Series 2009-A Class A2 1.320% due 06/15/11	1,600	1,602
American Airlines Pass Through Trust 2001-01 6.977% due 11/23/22	203	166
American Express Credit Account Master Trust (Ê) Series 2009-2 Class A 1.489% due 03/15/17	2,185	2,224
American Express Issuance Trust Series 2008-2 Class A 4.020% due 01/18/11	3,233	3,259
AmeriCredit Automobile Receivables Trust Series 2007-CM Class A3A 5.420% due 05/07/12	4,129	4,205

	Principal Amount ($) or Shares	Market Value $
Ameriquest Mortgage Securities, Inc. (Ê)
Series 2002-D Class M1
3.994% due 02/25/33	800	265
Series 2004-R10 Class A5
0.634% due 11/25/34	3	3
Series 2005-R3 Class A1A
0.444% due 05/25/35	3,641	3,446
Series 2005-R5 Class A2B
0.474% due 07/25/35	152	151
Series 2005-R6 Class A2
0.444% due 08/25/35	8,482	7,426
Series 2005-R7 Class A2C
0.504% due 09/25/35	695	676
Series 2005-R10 Class A2B
0.464% due 12/25/35	928	808
ARES CLO Funds (Ê)(Å) Series 2005-10A Class A2 0.532% due 09/18/17	13,524	12,226
Argent Securities, Inc. (Ê)
Series 2005-W2 Class A2B1
0.444% due 10/25/35	5,425	4,215
Series 2005-W2 Class A2B2
0.504% due 10/25/35	994	770
Series 2006-W5 Class A2C
0.394% due 06/25/36	2,100	696
Armstrong Loan Funding, Ltd. (Ê)(Å) Series 2008-1A Class A 1.033% due 08/01/16	4,169	3,885
Asset Backed Funding Certificates (Ê)
Series 2006-HE1 Class A2A
0.304% due 01/25/37	723	683
Series 2006-HE1 Class A2C
0.404% due 01/25/37	2,745	914
Series 2006-OPT Class A3B
0.404% due 11/25/36	1,390	710
Series 2006-OPT Class M2
0.534% due 09/25/36	1,493	24
Asset Backed Securities Corp. Home Equity (Ê)
Series 2003-HE1 Class M2
3.770% due 01/15/33	2,014	1,777
Series 2004-HE6 Class A1
0.519% due 09/25/34	80	58
Series 2004-HE7 Class M9 (Þ)
3.744% due 10/25/34	1,159	17
Series 2006-HE3 Class A4
0.414% due 03/25/36	1,386	870
Series 2006-HE5 Class A4
0.384% due 07/25/36	4,770	2,607
Bank of America Auto Trust (Å)
Series 2009-1A Class A2
1.700% due 12/15/11	1,400	1,409
Bank of America Credit Card Trust (Ê) Series 2007-A12 Class A12 0.445% due 01/15/13	7,400	7,376
Bayview Financial Acquisition Trust
Series 2004-C Class A1 (Ê)
0.874% due 05/28/44	312	244

Russell Strategic Bond Fund	151

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-A Class 1A3
5.865% due 02/28/41	1,880	1,150
Bear Stearns Asset Backed Securities Trust (Ê)
Series 2005-HE1 Class A2
0.534% due 11/25/35	197	192
Series 2006-EC1 Class A2
0.464% due 12/25/35	606	571
Series 2006-HE8 Class 2M1
0.574% due 10/25/36	2,000	143
Series 2006-HE9 Class 1A2
0.394% due 11/25/36	4,330	1,747
BNC Mortgage Loan Trust (Ê) Series 2007-2 Class A2 0.344% due 05/25/37	506	396
Capital Auto Receivables Asset Trust
Series 2007-3 Class A3A
5.020% due 09/15/11	2,736	2,785
Capital One Multi-Asset Execution Trust
Series 2006-A2 Class A
4.850% due 11/15/13	116	121
Series 2006-A11 Class A11 (Ê)
0.329% due 06/17/19	3,040	2,835
Series 2007-A4 Class A4 (Ê)
0.269% due 03/16/15	6,725	6,601
Series 2007-A7 Class A7
5.750% due 07/15/20	3,920	4,321
Series 2008-A5 Class A5
4.850% due 02/18/14	3,915	4,116
Carrington Mortgage Loan Trust (Ê)
Series 2006-FRE Class A2
0.364% due 10/25/36	3,185	2,644
Series 2006-NC5 Class A1
0.294% due 01/25/37	1,776	1,697
Cendant Timeshare Receivables Funding LLC (Þ) Series 2004-1A Class A1 3.670% due 05/20/16	29	26
Centex Home Equity
Series 2002-D Class AF4
5.210% due 11/25/28	115	102
Series 2005-D Class AF4
5.270% due 10/25/35	772	764
Series 2006-A Class AV2 (Ê)
0.344% due 06/25/36	248	245
Series 2006-A Class AV4 (Ê)
0.494% due 06/25/36	1,800	877
Chase Issuance Trust
Series 2006-A4 Class A4 (Ê)
0.265% due 10/15/13	6,130	6,080
Series 2006-B1 Class B1 (Ê)
0.389% due 04/15/13	2,055	2,014
Series 2007-A9 Class A9 (Ê)
0.275% due 06/16/14	5,360	5,286
Series 2007-A11 Class A11 (Ê)
0.245% due 07/16/12	8,852	8,837

	Principal Amount ($) or Shares	Market Value $
Series 2007-A15 Class A
4.960% due 09/17/12	3,382	3,508
Series 2007-A17 Class A
5.120% due 10/15/14	4,422	4,799
Series 2008-A7 Class A7 (Ê)
0.895% due 11/15/11	3,700	3,701
Series 2009-A2 Class A2 (Ê)
1.789% due 04/15/14	5,230	5,361
Series 2009-A3 Class A3
2.400% due 06/17/13	4,962	5,058
CIT Mortgage Loan Trust (Ê)(Å)
Series 2007-1 Class 2A1
1.244% due 10/25/37	3,506	3,050
Series 2007-1 Class 2A2
1.496% due 10/25/37	2,100	798
Series 2007-1 Class 2A3
1.696% due 10/25/37	3,900	1,443
Citibank Credit Card Issuance Trust
Series 2005-A5 Class A5
4.550% due 06/20/17	1,022	1,080
Series 2005-A9 Class A9
5.100% due 11/20/17	2,895	3,131
Series 2006-C4 Class C4 (Ê)
0.464% due 01/09/12	16,811	16,744
Series 2008-A5 Class A5
4.850% due 04/22/15	4,555	4,900
Citigroup Mortgage Loan Trust, Inc. (Ê)
Series 2006-AMC Class A2B
0.160% due 09/25/36	3,808	1,763
Series 2006-NC2 Class A2B
0.404% due 09/25/36	12,124	5,770
Series 2006-WFH Class A2
0.344% due 10/25/36	2,596	2,467
Series 2006-WFH Class A2A
0.394% due 08/25/36	2,279	1,559
Series 2006-WFH Class A3
0.394% due 10/25/36	3,105	2,339
0.394% due 11/25/36	2,815	1,392
Series 2007-AHL Class A3A
0.304% due 07/25/45	1,452	1,067
Series 2007-AMC Class A2A
0.304% due 05/25/37	4,563	3,857
Series 2007-WFH Class A4
0.444% due 01/25/37	11,880	4,403
College Loan Corp. Trust (Ê)(Å) Series 2002-2 Class A21 Zero coupon due 03/01/42	2,000	1,560
Conseco Finance Home Loan Trust Series 2000-E Class M1 8.130% due 08/15/31	711	649
Conseco Finance Securitizations Corp. Series 2001-4 Class A4 7.360% due 09/01/33	4,857	4,938
Conseco Financial Corp. Series 1997-5 Class A6 6.820% due 05/15/29	411	411

152	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Countrywide Asset-Backed Certificates
Series 2004-AB2 Class M3 (Ê)
0.844% due 05/25/36	1,395	168
Series 2004-BC1 Class M1 (Ê)
0.744% due 02/25/34	867	649
Series 2005-4 Class AF3
4.456% due 10/25/35	682	641
Series 2005-7 Class 3AV3 (Ê)
0.654% due 11/25/35	821	795
Series 2005-7 Class AF3
4.454% due 10/25/35	400	388
Series 2005-11 Class 3AV2 (Ê)
0.534% due 02/25/36	2,267	2,075
Series 2005-12 Class 2A3
5.069% due 02/25/36	896	855
Series 2005-17 Class 1AF3
5.711% due 05/25/36	10,900	4,934
Series 2005-AB1 Class A2 (Ê)
0.454% due 08/25/35	1,117	1,043
Series 2006-1 Class AF3
5.348% due 07/25/36	1,988	1,523
Series 2006-2 Class 2A2 (Ê)
0.434% due 06/25/36	1,005	766
Series 2006-3 Class 2A2 (Ê)
0.424% due 06/25/36	5,828	4,668
Series 2006-6 Class 2A3 (Ê)
0.524% due 09/25/36	13,985	3,214
Series 2006-11 Class 1AF3
6.050% due 09/25/46	2,085	1,211
Series 2006-11 Class 1AF4
6.300% due 09/25/46	2,340	794
Series 2006-13 Class 1AF3
5.944% due 01/25/37	4,085	2,040
Series 2006-15 Class A1 (Ê)
0.354% due 10/25/46	137	133
Series 2006-15 Class A3
5.689% due 10/25/46	1,655	971
Series 2006-16 Class 2A1 (Ê)
0.294% due 12/25/46	2	2
Series 2006-17 Class 2A1 (Ê)
0.294% due 03/25/47	15	15
Series 2006-19 Class 2A1 (Ê)
0.304% due 03/25/37	39	39
Series 2006-22 Class 2A1 (Ê)
0.294% due 05/25/47	174	167
Series 2006-23 Class 2A1 (Ê)
0.294% due 05/25/37	148	144
Series 2006-26 Class 2A1 (Ê)
0.324% due 06/25/37	84	80
Series 2006-BC1 Class 2A2 (Ê)
0.424% due 04/25/36	505	456
Series 2006-S1 Class A2
5.549% due 08/25/21	204	156
Series 2006-S3 Class A2
6.085% due 06/25/21	1,687	697
Series 2006-S6 Class A2
5.519% due 03/25/34	5,247	3,471

	Principal Amount ($) or Shares	Market Value $
Series 2006-S9 Class A3
5.728% due 08/25/36	1,821	770
Series 2007-4 Class A2
5.530% due 09/25/37	8,943	7,289
Series 2007-7 Class 2A1 (Ê)
0.324% due 10/25/47	393	356
Countrywide Home Equity Loan Trust (Ê) Series 2006-HW Class 2A1B 0.395% due 11/15/36	3,443	2,185
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-AGE Class A2 4.640% due 02/25/32	371	363
Credit-Based Asset Servicing and Securitization LLC
Series 2004-CB7 Class AF5 (Ê)
4.585% due 10/25/34	770	694
Series 2007-CB1 Class AF2
5.721% due 01/25/37	2,035	916
CSAB Mortgage Backed Trust
Series 2006-3 Class A1B2 (Ê)
0.339% due 11/25/36	251	214
Series 2006-4 Class A1A
5.868% due 12/25/36	335	292
Daimler Chrysler Auto Trust (Ê)
Series 2008-B Class A2B
1.174% due 07/08/11	364	364
Series 2008-B Class A3B
1.724% due 09/10/12	300	301
Discover Card Master Trust
Series 2007-A2 Class A2 (Ê)
0.639% due 06/15/15	3,225	3,143
Series 2008-A3 Class A3
5.100% due 10/15/13	5,455	5,726
Series 2008-A4 Class A4
5.650% due 12/15/15	5,225	5,738
Series 2009-A2 Class A (Ê)
1.539% due 02/17/15	3,040	3,054
Discover Card Master Trust I (Ê)
Series 2006-2 Class A3
0.319% due 01/19/16	6,890	6,597
Series 2007-3 Class A2
0.289% due 10/16/14	4,730	4,610
Dunkin Securitization (Þ) Series 2006-1 Class A2 5.779% due 06/20/31	4,295	4,004
Ellington Loan Acquisition Trust (Ê)(Å) Series 2007-2 Class A2A 1.144% due 05/25/37	8,011	6,271
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2000-30 Class A5 (Ê) 8.407% due 12/25/30	487	441
Fieldstone Mortgage Investment Corp. (Ê)
Series 2006-1 Class A2
0.434% due 05/25/36	2,727	1,620

Russell Strategic Bond Fund	153

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-3 Class 2A1
0.314% due 11/25/36	81	76
Series 2006-3 Class 2A3
0.404% due 11/25/36	1,465	508
First Franklin Mortgage Loan Asset Backed Certificates (Ê)
Series 2006-FF1 Class 2A3
0.384% due 12/25/36	6,005	2,420
Series 2006-FF1 Class A2
0.304% due 10/25/36	500	480
Series 2006-FF1 Class A2C
0.404% due 10/25/36	2,621	1,075
0.404% due 12/25/37	8,631	3,352
Series 2006-FF1 Class A3
0.294% due 11/25/36	460	453
Series 2006-FF1 Class A5
0.404% due 11/25/36	5,321	1,505
0.394% due 12/25/36	4,675	936
Series 2006-FF4 Class A2
0.434% due 03/25/36	311	204
Series 2006-FF9 Class M1
0.494% due 06/25/36	8,330	45
Series 2007-FF1 Class A2A
0.284% due 01/25/38	387	371
Series 2007-FF1 Class A2B
0.334% due 01/25/38	25,000	9,856
Series 2007-FF1 Class A2C
0.384% due 01/25/38	1,510	570
First NLC Trust (Ê) Series 2005-2 Class AV2 0.544% due 09/25/35	504	491
Ford Credit Auto Owner Trust Series 2009-C Class A2 2.000% due 12/15/11	600	605
Fremont Home Loan Trust (Ê)
Series 2006-3 Class 2A2
0.364% due 02/25/37	4,814	3,241
Series 2006-B Class 2A3
0.404% due 08/25/36	2,760	1,031
Series 2006-D Class 2A1
0.304% due 11/25/36	469	352
Series 2006-E Class 2A1
0.304% due 01/25/37	304	196
GE Capital Credit Card Master Note Trust (Ê) Series 2005-3 Class B 0.545% due 06/15/13	1,345	1,333
GE Equipment Midticket LLC Series 2009-1 Class A3 2.340% due 06/17/13	3,180	3,187
GE Equipment Small Ticket LLC (Þ) Series 2009-1 Class A3 1.920% due 07/15/16	8,900	8,899
GMAC Mortgage Corp. Loan Trust
Series 2007-HE2 Class A2
6.054% due 12/25/37	3,490	2,010

	Principal Amount ($) or Shares	Market Value $
Series 2007-HE3 Class 1A1
7.000% due 09/25/37	1,119	556
Series 2007-HE3 Class 2A1
7.000% due 09/25/37	1,294	524
Green Tree (Þ) Series 2008-MH1 Class A3 8.970% due 04/25/38	6,618	6,782
Green Tree Financial Corp.
Series 1994-1 Class A5
7.650% due 04/15/19	3,199	3,095
Series 1994-3 Class A5
8.400% due 06/15/19	1,821	1,819
Series 1994-5 Class A5
8.300% due 11/15/19	2,151	2,105
GSAA Trust
Series 2006-2 Class 2A3 (Ê)
0.514% due 12/25/35	3,270	711
Series 2006-4 Class 1A2
5.993% due 03/25/36	373	50
Series 2006-4 Class 3A1 (Ê)
6.101% due 03/25/36	19,470	12,585
GSAMP Trust (Ê)
Series 2003-HE2 Class M1
1.219% due 08/25/33	597	351
Series 2004-SEA Class A2A
0.534% due 03/25/34	6	6
Series 2006-FM2 Class A2A
0.314% due 09/25/36	12	12
Series 2007-FM1 Class A2A
0.314% due 12/25/36	544	329
Series 2007-H1 Class M1
0.584% due 01/25/47	3,621	71
Harley-Davidson Motorcycle Trust
Series 2009-2 Class A2
2.130% due 07/15/12	1,895	1,910
Series 2009-2 Class A3
2.850% due 03/15/14	6,285	6,383
HFC Home Equity Loan Asset Backed Certificates (Ê)
Series 2005-1 Class A
0.535% due 01/20/34	2,495	2,108
Series 2006-2 Class A1
0.395% due 03/20/36	5,446	4,728
Series 2007-1 Class AS
0.445% due 03/20/36	4,685	3,923
Series 2007-2 Class A1V
0.335% due 07/20/36	655	633
Series 2007-2 Class A3V
0.465% due 07/20/36	5,360	4,062
Series 2007-3 Class A1
1.045% due 11/20/36	583	562
Series 2007-3 Class APT
1.445% due 11/20/36	5,546	4,607
Home Equity Asset Trust (Ê)
Series 2005-5 Class 2A2
0.494% due 11/25/35	2,553	2,424

154	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-7 Class M1
0.694% due 01/25/36	6,285	2,143
Series 2006-4 Class M3
0.604% due 08/25/36	1,267	4
Series 2006-7 Class 2A3
0.394% due 01/25/37	2,650	448
Home Equity Loan Trust (Ê) Series 2007-FRE Class 2AV1 0.374% due 04/25/37	4,740	3,591
Honda Auto Receivables Owner Trust Series 2009-2 Class A3 2.790% due 01/15/13	2,850	2,915
Household Automotive Trust
Series 2005-3 Class A4
4.940% due 11/19/12	3,832	3,937
Series 2006-1 Class A3
5.430% due 06/17/11	1,375	1,390
Series 2006-2 Class A3
5.610% due 08/17/11	5,308	5,386
HSI Asset Securitization Corp. Trust (Ê)
Series 2006-HE2 Class 2A1
0.294% due 12/25/36	1,713	1,181
Series 2006-HE2 Class 2A2
0.354% due 12/25/36	1,830	679
Indymac Residential Asset Backed Trust (Ê)
Series 2006-E Class 2A3
0.414% due 04/25/37	7,930	2,794
Series 2006-H2 Class A
0.394% due 06/28/36	1,570	662
IXIS Real Estate Capital Trust (Ê)
Series 2006-HE1 Class A3
0.444% due 03/25/36	814	631
Series 2006-HE2 Class A3
0.404% due 08/25/36	1,936	880
JP Morgan Mortgage Acquisition Corp. Series 2006-WF1 Class M1 6.240% due 07/25/36	1,200	69
Series 2006-WMC Class A2 (Ê)
0.294% due 08/25/36	44	43
Series 2006-WMC Class A3 (Ê)
0.364% due 03/25/36	229	228
Series 2007-HE1 Class AV1 (Ê)
0.304% due 03/25/47	258	194
Lehman XS Trust (Ê)
Series 2005-1 Class 2A2
1.744% due 07/25/35	556	363
Series 2005-5N Class 1A1
0.544% due 11/25/35	645	359
Series 2005-7N Class 1A1A
0.514% due 12/25/35	6,362	3,671
Series 2005-9N Class 1A2 (Ø)
0.594% due 02/25/36	6,838	1,822
Series 2006-2N Class 1A2
0.584% due 02/25/46	2,477	534
Series 2006-11 Class 2A1
0.374% due 06/25/46	2,671	2,103

	Principal Amount ($) or Shares	Market Value $
Series 2006-12N Class A1A2
0.364% due 08/25/46	516	514
Series 2006-16N Class A1A
0.324% due 11/25/46	585	558
Long Beach Mortgage Loan Trust (Ê)
Series 2002-5 Class M1
1.489% due 11/25/32	3,118	2,345
Series 2003-3 Class M1
1.369% due 07/25/33	4,094	3,186
Series 2004-4 Class 1A1
0.524% due 10/25/34	39	30
Series 2004-6 Class A3
0.894% due 11/25/34	2,330	1,139
Series 2005-3 Class 2A2
0.524% due 08/25/45	1,342	1,248
Series 2006-9 Class 2A1
0.304% due 10/25/36	107	106
Mastr Asset Backed Securities Trust (Ê)
Series 2003-WMC Class M2
2.719% due 08/25/33	534	218
Series 2005-WMC Class M1
0.664% due 03/25/35	1,999	1,925
Series 2006-AB1 Class A2
0.474% due 02/25/36	2,522	2,059
Series 2006-NC2 Class A4
0.394% due 08/25/36	9,000	3,055
Series 2006-WMC Class M1
0.474% due 10/25/36	981	—
Series 2007-HE1 Class A1
0.324% due 05/25/37	707	631
Mid-State Trust
Series 2003-11 Class A1
4.864% due 07/15/38	163	148
Series 2004-1 Class A
6.005% due 08/15/37	191	183
Series 2005-1 Class A
5.745% due 01/15/40	259	249
Series 2006-1 Class A (Þ)
5.787% due 10/15/40	860	872
Morgan Stanley ABS Capital I (Ê)
Series 2003-NC8 Class M1
1.294% due 09/25/33	3,002	2,214
Series 2003-NC8 Class M3
3.394% due 09/25/33	278	61
Series 2006-HE1 Class A3
0.424% due 01/25/36	5,494	4,532
Series 2006-HE2 Class M1
0.574% due 03/25/36	10,623	112
Series 2006-HE2 Class M2
0.594% due 03/25/36	1,283	5
Series 2006-HE3 Class A2C
0.404% due 04/25/36	1,699	1,105
Series 2006-HE3 Class M2
0.544% due 04/25/36	12,735	32
Series 2006-HE4 Class A3
0.394% due 06/25/36	905	562
Series 2006-HE5 Class A2B
0.344% due 08/25/36	588	572

Russell Strategic Bond Fund	155

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-HE5 Class A2C
0.384% due 08/25/36	6,480	3,135
Series 2006-HE6 Class A2B
0.344% due 09/25/36	2,945	2,387
Series 2006-HE6 Class A2C
0.394% due 09/25/36	9,465	3,548
Series 2006-HE7 Class A2A
0.294% due 09/25/36	427	421
Series 2006-HE8 Class A2C
0.384% due 10/25/36	4,635	1,656
Series 2006-NC5 Class A2A
0.284% due 10/25/36	1,330	1,303
Series 2006-NC5 Class A2C
0.394% due 10/25/36	610	201
Series 2006-WMC Class A2C
0.394% due 07/25/36	11,670	4,151
Series 2006-WMC Class A2FP
0.294% due 07/25/36	84	48
Series 2007-NC3 Class A2A
0.304% due 05/25/37	1,370	1,146
Morgan Stanley Home Equity Loan Trust (Ê) Series 2007-1 Class A1 0.294% due 12/25/36	1,978	1,911
Morgan Stanley IXIS Real Estate Capital Trust (Ê)
Series 2006-2 Class A1
0.294% due 11/25/36	79	77
Series 2006-2 Class A3
0.394% due 11/25/36	9,980	3,290
Morgan Stanley Mortgage Loan Trust (Ê)
Series 2006-12X Class A1
0.364% due 10/25/36	96	88
Series 2006-17X Class A1
0.364% due 10/25/46	708	534
Nationstar Home Equity Loan Trust (Ê) Series 2007-A Class AV4 0.474% due 03/25/37	6,789	2,954
New Century Home Equity Loan Trust (Ê)
Series 2004-4 Class M2
0.774% due 02/25/35	2,100	1,549
Series 2006-1 Class M2
0.604% due 05/25/36	4,114	54
Nissan Auto Receivables Owner Trust
Series 2008-A Class A3
3.890% due 08/15/11	432	438
Series 2009-A Class A3
3.200% due 02/15/13	1,915	1,973
Novastar Home Equity Loan (Ê)
Series 2006-3 Class A2B
0.354% due 10/25/36	148	131
Option One Mortgage Loan Trust (Ê)
Series 2003-2 Class M2
2.794% due 04/25/33	340	78
Series 2003-3 Class M3
3.244% due 06/25/33	180	47
Series 2003-4 Class M2
2.719% due 07/25/33	201	58

	Principal Amount ($) or Shares	Market Value $
Series 2005-2 Class A5
0.574% due 05/25/35	1,611	1,486
Series 2005-4 Class A3
0.504% due 11/25/35	306	298
Series 2006-1 Class 2A2
0.374% due 01/25/36	211	207
Series 2007-1 Class 2A1
0.294% due 01/25/37	168	165
Park Place Securities, Inc. (Ê)
Series 2004-MCW Class A1
0.556% due 10/25/34	909	746
Series 2004-WHQ Class A3E
0.664% due 02/25/35	1,219	1,180
Series 2005-WCW Class M1
0.694% due 09/25/35	2,080	890
Series 2005-WHQ Class A2C
0.494% due 09/25/35	2,600	2,564
Series 2005-WHQ Class A2D
0.574% due 06/25/35	1,368	1,311
Popular ABS Mortgage Pass-Through Trust
Series 2005-6 Class A3
5.680% due 01/25/36	1,664	1,530
Series 2005-6 Class A5
6.085% due 01/25/36	7,830	4,210
Providian Master Note Trust (Ê)(Å) Series 2006-C1A Class C1 0.789% due 03/15/15	3,890	3,764
Renaissance Home Equity Loan Trust
Series 2005-1 Class M1
5.357% due 05/25/35	817	349
Series 2005-2 Class AF4
4.934% due 08/25/35	815	663
Series 2005-4 Class A3
5.565% due 02/25/36	278	266
Series 2006-1 Class AF3
5.608% due 05/25/36	185	171
Series 2006-1 Class AF6
5.746% due 05/25/36	1,724	1,332
Series 2006-2 Class AF2
5.762% due 08/25/36	346	341
Series 2007-1 Class AF2
5.512% due 04/25/37	6,020	2,905
Series 2007-2 Class AF2
5.675% due 06/25/37	1,815	1,017
Residential Asset Mortgage Products, Inc.
Series 2003-RS1 Class AI6A
5.980% due 12/25/33	1,325	1,029
Series 2005-RS2 Class AII3 (Ê)
0.594% due 02/25/35	1,820	1,664
Residential Asset Securities Corp.
Series 2001-KS3 Class AII (Ê)
0.704% due 09/25/31	162	106
Series 2003-KS2 Class MI1
4.800% due 04/25/33	1,279	489
Series 2003-KS2 Class MI3
6.100% due 04/25/33	574	74

156	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-KS4 Class AIIB (Ê)
0.824% due 06/25/33	267	134
Series 2005-AHL Class A2 (Ê)
0.514% due 07/25/35	1,951	1,854
Series 2005-KS5 Class M1 (Ê)
0.654% due 06/25/35	2,037	1,990
Series 2006-KS3 Class AI3 (Ê)
0.414% due 04/25/36	693	631
Series 2006-KS7 Class A2 (Ê)
0.344% due 09/25/36	378	361
Series 2007-KS3 Class AI1 (Ê)
0.354% due 04/25/37	186	163
Saxon Asset Securities Trust (Ê)
Series 2005-4 Class A2C
0.494% due 11/25/37	2,037	1,906
Series 2006-3 Class A1
0.304% due 10/25/46	87	86
SBI Heloc Trust (Ê)(Þ) Series 2006-1A Class 1A2A 0.414% due 08/25/36	164	145
Securitized Asset Backed Receivables LLC Trust (Ê)
Series 2005-FR5 Class A1A
0.534% due 08/25/35	2,861	2,675
Series 2005-HE1 Class A1A (Å)
0.544% due 10/25/35	2,168	2,120
Series 2006-HE1 Class M1
0.544% due 07/25/36	2,853	9
Series 2007-BR2 Class A2
0.474% due 02/25/37	4,334	1,944
Series 2007-HE1 Class A2A
0.304% due 12/25/36	616	307
Series 2007-NC1 Class A2B
0.394% due 12/25/36	9,135	3,050
SG Mortgage Securities Trust (Ê)
Series 2006-FRE Class A2B
0.424% due 02/25/36	2,322	1,211
Series 2006-OPT Class A3C
0.394% due 10/25/36	15,040	5,577
SLC Student Loan Trust (Ê) Series 2007-1 Class A1 0.420% due 02/15/15	110	110
SLM Student Loan Trust (Ê)
Series 2006-8 Class A2
0.282% due 10/25/16	1,206	1,204
Series 2007-3 Class A1
0.272% due 10/27/14	290	290
Series 2008-2 Class A1
0.582% due 01/25/15	130	129
Series 2008-7 Class A2
0.782% due 10/25/17	33,000	32,825
Small Business Administration Participation Certificates
Series 2004-20F Class 1
5.520% due 06/01/24	262	280
Series 2005-20G Class 1
4.750% due 07/01/25	3,277	3,468

	Principal Amount ($) or Shares	Market Value $
Soundview Home Equity Loan Trust (Ê)
Series 2005-4 Class 2A3
0.474% due 03/25/36	1,228	1,200
Series 2005-OPT Class 2A3
0.504% due 12/25/35	4,521	3,485
Series 2006-EQ2 Class A1
0.324% due 01/25/37	157	155
Series 2006-EQ2 Class A3
0.404% due 01/25/37	8,550	2,918
Series 2006-OPT Class 2A4
0.484% due 07/25/36	3,325	1,267
Series 2006-OPT Class M3
0.564% due 07/25/36	2,121	16
Series 2007-NS1 Class A1
0.364% due 01/25/37	2,707	2,562
Series 2007-OPT Class 2A1
0.324% due 06/25/37	1,364	1,196
Series 2007-OPT Class 2A2
0.374% due 07/25/37	4,200	2,420
Specialty Underwriting & Residential Finance (Ê)
Series 2005-BC4 Class A2B
0.474% due 09/25/36	1,420	1,274
Series 2006-AB2 Class A2B
0.344% due 06/25/37	119	117
Series 2006-BC3 Class M2
0.534% due 06/25/37	1,485	5
Series 2006-BC5 Class A2D
0.394% due 11/25/37	13,185	4,182
Structured Asset Investment Loan Trust (Ê)
Series 2003-BC1 Class 3A
0.924% due 11/25/33	12	10
Series 2003-BC1 Class A2
0.924% due 01/25/33	4,183	2,899
Series 2005-7 Class A4
0.434% due 08/25/35	129	128
Series 2005-8 Class A3
0.504% due 10/25/35	332	327
Series 2005-HE3 Class A2
0.494% due 09/25/35	97	96
Series 2006-BNC Class A2
0.284% due 09/25/36	301	298
Series 2006-BNC Class A3
0.394% due 09/25/36	13,040	6,326
Structured Asset Securities Corp.
Series 2001-SB1 Class A2
3.375% due 08/25/31	665	536
Series 2005-2XS Class 1A2A
4.510% due 02/25/35	611	568
Series 2005-4XS Class 1A2B
4.670% due 03/25/35	234	201
Series 2005-GEL Class A (Ê)
0.594% due 12/25/34	311	252
Series 2006-BC3 Class A2 (Ê)
0.294% due 10/25/36	2,173	2,043
Series 2006-GEL Class A1 (Ê)(Å)
0.384% due 11/25/35	1,988	1,869

Russell Strategic Bond Fund	157

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-BC3 Class 2A2 (Ê)
0.384% due 05/25/47	14,428	6,400
TXU Electric Delivery Transition Bond Co. LLC Series 2004-1 Class A2 4.810% due 11/17/14	400	423
USAA Auto Owner Trust
Series 2006-2 Class A4
5.370% due 02/15/12	285	289
Wachovia Auto Loan Owner Trust 2006-1
Series 2007-1 Class A3A
5.290% due 04/20/12	6,964	7,109
Washington Mutual Asset-Backed Certificates (Ê) Series 2006-HE5 Class 2A1 0.304% due 10/25/36	1,270	889
Wells Fargo Home Equity Trust (Ê) Series 2005-3 Class AI1A 0.514% due 11/25/35	327	319
World Omni Auto Receivables Trust Series 2009-A Class A3 3.330% due 05/15/13	3,545	3,648

		660,055

Corporate Bonds and Notes - 19.8%
ACE Capital Trust II 9.700% due 04/01/30	1,425	1,575
Aetna, Inc. (Ñ) 6.500% due 09/15/18	3,190	3,480
Agilent Technologies, Inc. (Ñ) 5.500% due 09/14/15	4,830	4,984
Allied Waste NA, Inc. Series B 7.125% due 05/15/16	660	701
Allstate Life Global Funding Trusts 5.375% due 04/30/13	2,200	2,362
Alltel Corp.
7.000% due 07/01/12	1,955	2,169
6.800% due 05/01/29	2,320	2,536
Altria Group, Inc.
7.750% due 02/06/14 (Ñ)	4,360	4,975
9.700% due 11/10/18	10,625	13,081
10.200% due 02/06/39 (Ñ)	1,580	2,106
AMB Property, LP (Ñ) 6.300% due 06/01/13	1,015	1,001
American Airlines Pass Through Trust 2001-01 Series 01-1 6.817% due 05/23/11	1,125	1,074
2009-1A (Ñ) 10.375% due 07/02/19	5,000	5,537
American Express Bank FSB
Series BKNT
5.500% due 04/16/13	700	744
6.000% due 09/13/17	600	631
American Express Centurion Bank Series BKN1 6.000% due 09/13/17	600	631

	Principal Amount ($) or Shares	Market Value $
American Express Co.
7.000% due 03/19/18	400	442
8.125% due 05/20/19	500	598
American Express Credit Corp.
5.875% due 05/02/13	2,000	2,146
Series C
7.300% due 08/20/13	915	1,028
American General Finance Corp. 6.900% due 12/15/17	800	557
American International Group, Inc.
5.050% due 10/01/15	400	310
5.850% due 01/16/18	9,970	7,511
6.250% due 03/15/87 (Ñ)	3,700	1,924
Series WI
8.250% due 08/15/18	9,100	7,756
Americo Life, Inc. (Þ) 7.875% due 05/01/13	350	308
Ameriprise Financial, Inc.
5.350% due 11/15/10	55	56
7.518% due 06/01/66	9,980	8,483
AmerisourceBergen Corp.
5.875% due 09/15/15	15	16
Series WI
5.625% due 09/15/12	4,585	4,920
Amgen, Inc.
5.850% due 06/01/17	695	765
6.150% due 06/01/18	5,600	6,289
6.400% due 02/01/39	500	571
Amsouth Bank (Ñ)(Þ) Series AI 4.850% due 04/01/13	1,360	1,232
Anadarko Petroleum Corp. 5.950% due 09/15/16	695	745
Anheuser-Busch InBev Worldwide, Inc. (Þ)
7.200% due 01/15/14	13,855	15,608
4.125% due 01/15/15 (Ñ)(Å)	10,465	10,552
7.750% due 01/15/19	13,070	15,231
5.375% due 01/15/20 (Å)	5,400	5,490
8.200% due 01/15/39	1,980	2,498
ANZ Capital Trust (ƒ)(Þ) 4.484% due 12/31/49	3,125	3,097
Appalachian Power Co. Series O 5.650% due 08/15/12	980	1,054
Arizona Public Service Co.
5.800% due 06/30/14	1,675	1,792
6.250% due 08/01/16	1,350	1,449
AT&T Corp.
7.300% due 11/15/11	475	528
8.000% due 11/15/31	3,040	3,741
AT&T, Inc.
4.950% due 01/15/13	100	107
4.850% due 02/15/14	1,140	1,218
5.500% due 02/01/18	100	105
6.300% due 01/15/38	4,400	4,587
6.400% due 05/15/38	3,375	3,565
6.550% due 02/15/39	1,115	1,206

158	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Bank of America Capital Trust XV (Ê) 1.161% due 06/01/56	3,800	2,302
Bank of America Corp.
6.500% due 08/01/16	3,500	3,745
5.625% due 10/14/16	610	625
6.000% due 09/01/17	5,165	5,273
5.750% due 12/01/17	6,545	6,655
7.625% due 06/01/19 (Ñ)	4,275	4,933
Bank of America NA
Series BKNT
0.579% due 06/15/16 (Ê)	3,100	2,726
0.599% due 06/15/17 (Ê)	4,175	3,521
6.000% due 10/15/36	500	509
BankAmerica Capital III (Ê) Series* 0.854% due 01/15/27	2,300	1,454
Barnett Capital III (Ê) 0.906% due 02/01/27	1,250	826
Baxter International, Inc. (Ñ) 4.000% due 03/01/14	1,180	1,230
BB&T Corp. 3.850% due 07/27/12	2,425	2,507
Bear Stearns Cos. LLC (The)
0.483% due 08/15/11 (Ê)(Ñ)	300	300
7.250% due 02/01/18	7,325	8,378
BellSouth Telecommunications, Inc. 7.000% due 12/01/95	2,865	2,810
Best Buy Co., Inc. 6.750% due 07/15/13	5,545	5,957
BNP Paribas Capital Trust (ƒ)(Å) 9.003% due 12/29/49	3,450	3,398
Boardwalk Pipelines, LP 5.875% due 11/15/16	3,250	3,281
Boston Scientific Corp.
6.400% due 06/15/16	2,570	2,621
7.000% due 11/15/35 (Ñ)	750	731
Buckeye Partners, LP 5.500% due 08/15/19	4,000	4,094
Burlington Northern and Santa Fe Railway Co. 2005-4 Pass Through Trust 4.967% due 04/01/23	195	198
Burlington Northern Santa Fe Corp.
6.875% due 12/01/27	160	179
6.750% due 03/15/29 (Ñ)	110	121
Capital One Financial Corp.(Ñ) 7.375% due 05/23/14	3,350	3,802
Capmark Financial Group, Inc.
7.800% due 05/10/17	3,445	744
7.375% due 05/10/49	1,000	217
CareFusion Corp. (Å)
5.125% due 08/01/14	1,435	1,508
6.375% due 08/01/19	4,475	4,826
Carolina Power & Light Co.
6.500% due 07/15/12	105	116
5.300% due 01/15/19 (Ñ)	1,760	1,894
Case New Holland, Inc. (Ñ)(Å) 7.750% due 09/01/13	1,265	1,256

	Principal Amount ($) or Shares	Market Value $
CC Holdings GS V LLC/Crown Castle GS III Corp. (Ñ)(Þ) 7.750% due 05/01/17	845	887
CCH I Holdings LLC / CCH I Holdings Capital Corp. (Ø) 13.500% due 01/15/14	5,240	66
Cellco Partnership / Verizon Wireless Capital LLC (Þ) 8.500% due 11/15/18	5,280	6,578
Centennial Cellular Operating Co. 10.125% due 06/15/13	2,725	2,814
CenterPoint Energy Houston Electric LLC Series J2 5.700% due 03/15/13	605	649
CenterPoint Energy Resources Corp.
6.125% due 11/01/17	860	898
6.250% due 02/01/37	225	215
Series B
7.875% due 04/01/13	3,970	4,477
Charter Communications Operating LLC (Ñ)(Þ) 12.875% due 09/15/49	820	906
Chase Capital III (Ê) Series C 0.911% due 03/01/27	2,740	1,906
Chesapeake Energy Corp. (Ñ)
7.625% due 07/15/13	1,375	1,416
7.500% due 09/15/13	2,425	2,461
7.000% due 08/15/14	3,990	4,020
6.875% due 01/15/16	840	811
CHS/Community Health Systems, Inc. Series WI 8.875% due 07/15/15	3,540	3,646
Chubb Corp.
6.375% due 03/29/67	2,450	2,223
Series 1
6.500% due 05/15/38	1,175	1,354
Citibank NA
1.875% due 06/04/12 (Ñ)	1,400	1,414
Series FXD
1.875% due 05/07/12	2,700	2,728
Citigroup Capital XXI (Ñ) 8.300% due 12/21/77	8,930	8,260
Citigroup Funding, Inc. 2.250% due 12/10/12	5,400	5,484
Citigroup, Inc.
2.125% due 04/30/12	2,700	2,752
5.500% due 08/27/12	2,500	2,623
5.625% due 08/27/12 (Ñ)	2,835	2,937
5.300% due 10/17/12	1,000	1,048
5.500% due 04/11/13	7,900	8,233
5.850% due 07/02/13	700	734
5.000% due 09/15/14	6,525	6,434
5.500% due 10/15/14 (Ñ)	8,175	8,384
0.558% due 11/05/14 (Ê)	3,000	2,693
4.700% due 05/29/15	350	339
5.850% due 08/02/16	150	151

Russell Strategic Bond Fund	159

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.000% due 08/15/17	4,500	4,531
6.125% due 11/21/17	6,395	6,526
6.125% due 05/15/18	200	202
8.500% due 05/22/19	500	584
6.125% due 08/25/36	1,900	1,691
5.875% due 05/29/37	1,775	1,633
6.875% due 03/05/38 (Ñ)	1,075	1,118
8.125% due 07/15/39	6,969	8,110
CME Group, Inc. 5.750% due 02/15/14	1,475	1,618
CNA Financial Corp. (Ñ) 6.500% due 08/15/16	1,125	1,075
Columbus Southern Power Co. Series C 5.500% due 03/01/13	435	459
Comcast Cable Communications Holdings, Inc. 9.455% due 11/15/22	975	1,244
Comcast Cable Holdings LLC 9.800% due 02/01/12	1,660	1,901
Comcast Corp.
5.500% due 03/15/11 (Ñ)	1,825	1,919
6.300% due 11/15/17	1,010	1,093
5.875% due 02/15/18	300	317
6.500% due 11/15/35	3,380	3,498
6.450% due 03/15/37	300	308
Comcast Holdings Corp. 10.625% due 07/15/12	4,800	5,714
Commonwealth Edison Co.
6.150% due 09/15/17 (Ñ)	1,435	1,586
5.800% due 03/15/18	1,330	1,436
6.950% due 07/15/18	400	443
5.900% due 03/15/36	1,100	1,150
Series 100
5.875% due 02/01/33	1,275	1,323
Series 105
5.400% due 12/15/11	850	912
ConocoPhillips 6.000% due 01/15/20	5,800	6,385
Constellation Brands, Inc. (Ñ) Series B 8.125% due 01/15/12	2,492	2,508
Continental Airlines, Inc.
9.000% due 07/08/16	3,500	3,727
Series 01A2 (Ñ)
6.503% due 12/15/12	3,925	3,886
Series 071A
5.983% due 04/19/22	2,200	2,134
Series 2002-1 Class G2
6.563% due 08/15/13	2,580	2,457
Series A
7.250% due 11/10/19	2,000	2,022
Countrywide Financial Corp.
5.125% due 02/17/11	100	166
Series MTn (Ñ)
5.800% due 06/07/12	3,000	3,192

	Principal Amount ($) or Shares	Market Value $
COX Communications, Inc. (Þ) 6.250% due 06/01/18	2,800	2,946
Credit Agricole SA (ƒ)(Å) 8.375% due 12/31/49	1,650	1,736
Credit Suisse USA, Inc.
5.500% due 08/15/13 (Ñ)	380	414
4.875% due 01/15/15	1,200	1,266
CSC Holdings, Inc.
Series B
7.625% due 04/01/11	750	778
Series WI
6.750% due 04/15/12	85	88
CVS Caremark Corp. 6.125% due 09/15/39	2,435	2,460
DCP Midstream LLC 6.875% due 02/01/11	110	116
Delta Air Lines, Inc.
9.500% due 09/15/14 (Ñ)(Å)	5,740	5,855
Series 00A1
7.379% due 11/18/11	714	714
Series 00A2
7.570% due 05/18/12	9,445	9,445
Series 01A1
6.619% due 09/18/12	359	352
Series 01A2
7.111% due 03/18/13	750	741
Series 071A
6.821% due 02/10/24	2,727	2,515
Developers Diversified Realty Corp.
5.250% due 04/15/11	120	118
5.375% due 10/15/12	3,390	3,180
DirecTV Holdings LLC (Ñ)(Å)
4.750% due 10/01/14	3,975	4,055
5.875% due 10/01/19	2,000	2,056
Discover Financial Services 10.250% due 07/15/19	3,175	3,724
DISH DBS Corp. 7.125% due 02/01/16	2,000	2,000
Dominion Resources, Inc.
5.200% due 08/15/19 (Ñ)	1,800	1,864
Series 06-B
6.300% due 09/30/66	3,370	2,915
Dow Chemical Co. (The)
7.600% due 05/15/14	3,525	3,916
5.900% due 02/15/15 (Ñ)	2,375	2,457
DPL, Inc. 6.875% due 09/01/11	2,116	2,286
Dr Pepper Snapple Group, Inc. 7.450% due 05/01/38	1,175	1,446
Dynegy Roseton/Danskammer Pass Through Trust Series B Series B 7.670% due 11/08/16	6,600	6,270
E*Trade Financial Corp.
12.500% due 11/30/17	1,098	1,219
Series A (Ñ)
Zero coupon due 08/31/19	1,680	2,409

160	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Edison Mission Energy (Ñ) 7.000% due 05/15/17	8,070	6,517
El Paso Corp.
12.000% due 12/12/13	635	727
8.250% due 02/15/16 (Ñ)	830	859
Series*(Ñ)
9.625% due 05/15/12	300	312
Series GMTN
8.050% due 10/15/30	300	283
El Paso Natural Gas Co. 7.500% due 11/15/26	1,425	1,549
Energy Future Holdings Corp. 10.875% due 11/01/17	2,125	1,477
Energy Transfer Partners, LP
5.950% due 02/01/15	4,650	4,932
6.700% due 07/01/18	750	817
9.700% due 03/15/19 (Ñ)	1,150	1,424
Entergy Gulf States Louisiana LLC (Ñ) 6.000% due 05/01/18	2,645	2,758
Enterprise Products Operating LLC
6.650% due 04/15/18	3,625	3,957
5.250% due 01/31/20	2,445	2,476
6.125% due 10/15/39	1,825	1,829
Series A
8.375% due 08/01/66	1,550	1,519
Series B
7.034% due 01/15/68	3,460	3,183
Series N
6.500% due 01/31/19	1,450	1,601
Express Scripts, Inc. 6.250% due 06/15/14	2,935	3,225
Farmers Exchange Capital (Þ) 7.050% due 07/15/28	5,925	5,075
Farmers Insurance Exchange (Þ) 6.000% due 08/01/14	1,625	1,551
Federal Express Corp. 7.600% due 07/01/97	765	740
First Data Corp. (Ñ) Series WI 9.875% due 09/24/15	2,675	2,468
First Union Institutional Capital II 7.850% due 01/01/27	2,320	2,280
FirstEnergy Corp.
Series B
6.450% due 11/15/11	187	202
Series C
7.375% due 11/15/31	2,655	2,946
Ford Motor Co.
7.125% due 11/15/25	100	75
6.375% due 02/01/29	100	73
Ford Motor Credit Co. LLC
8.625% due 11/01/10 (Ñ)	100	102
7.375% due 02/01/11	2,000	2,008
9.875% due 08/10/11 (Ñ)	4,440	4,542
3.034% due 01/13/12 (Ê)	3,755	3,342
7.500% due 08/01/12 (Ñ)	2,025	1,972

	Principal Amount ($) or Shares	Market Value $
FPL Energy Wind Funding LLC (Þ) 6.876% due 06/27/17	3,428	3,188
Freeport-McMoRan Copper & Gold, Inc. 8.375% due 04/01/17	3,920	4,214
General Electric Capital Corp.
5.250% due 10/19/12 (Ñ)	2,545	2,735
1.307% due 05/22/13 (Ê)	3,740	3,628
5.900% due 05/13/14 (Ñ)	5,000	5,472
0.484% due 01/08/16 (Ê)(Ñ)	1,200	1,072
5.875% due 01/14/38	4,155	3,970
6.375% due 11/15/67	27,500	23,856
Series EMtn (Ê)
0.555% due 03/20/14	2,000	1,845
Series GMTN
5.500% due 04/28/11 (Ñ)	400	422
2.000% due 09/28/12	10,900	10,997
2.625% due 12/28/12 (Ñ)	19,400	19,921
6.000% due 08/07/19	3,780	3,973
Series MTNA (Ê)
0.559% due 09/15/14	7,000	6,524
General Electric Co. 5.250% due 12/06/17	2,690	2,799
GlaxoSmithKline Capital, Inc. 4.850% due 05/15/13	6,900	7,441
GMAC, Inc.
7.250% due 03/02/11 (Å)	5,375	5,281
6.875% due 09/15/11 (Ñ)	7,600	7,292
6.875% due 09/15/11 (Å)	1,315	1,262
6.875% due 08/28/12	1,900	1,792
1.750% due 10/30/12	27,100	27,147
7.500% due 12/31/13 (Þ)	8,850	8,186
8.000% due 11/01/31 (Þ)	2,237	1,913
Goldman Sachs Group, Inc. (The)
0.651% due 02/06/12 (Ê)	1,700	1,681
6.000% due 05/01/14	2,000	2,199
5.125% due 01/15/15 (Ñ)	4,403	4,639
0.739% due 03/22/16 (Ê)	1,300	1,194
5.625% due 01/15/17	8,501	8,701
6.250% due 09/01/17	7,900	8,452
7.500% due 02/15/19	7,230	8,455
6.750% due 10/01/37 (Ñ)	10,030	10,564
Goodyear Tire & Rubber Co. (The) (Ñ)
8.625% due 12/01/11	850	877
9.000% due 07/01/15	750	773
10.500% due 05/15/16	1,920	2,078
Hanger Orthopedic Group, Inc. (Ñ) 10.250% due 06/01/14	2,050	2,173
Hasbro, Inc.
6.125% due 05/15/14	2,225	2,444
6.300% due 09/15/17	1,330	1,429
HCA, Inc.
8.500% due 04/15/19 (Ñ)(Þ)	3,480	3,689
7.875% due 02/15/20 (Ñ)(Å)	3,455	3,559
Series WI (Ñ)
9.125% due 11/15/14	3,950	4,088
Health Net, Inc. 6.375% due 06/01/17	2,100	1,848

Russell Strategic Bond Fund	161

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Healthsouth Corp. (Ñ)
7.218% due 06/15/14 (Ê)	2,200	2,156
10.750% due 06/15/16	2,475	2,685
Historic TW, Inc. 8.050% due 01/15/16	2,900	3,249
HRPT Properties Trust 5.750% due 02/15/14	2,710	2,666
HUB International Holdings, Inc.(Þ) 10.250% due 06/15/15	6,180	5,701
Indiantown Cogeneration, LP Series A-10 9.770% due 12/15/20	2,890	2,840
International Business Machines Corp. 5.700% due 09/14/17	600	663
International Lease Finance Corp.
4.950% due 02/01/11	1,775	1,605
5.450% due 03/24/11	2,370	2,110
5.750% due 06/15/11	9,150	8,219
International Paper Co.
7.950% due 06/15/18	1,475	1,644
7.500% due 08/15/21	3,575	3,915
Inverness Medical Innovations, Inc. 9.000% due 05/15/16	750	761
Iron Mountain, Inc. 8.000% due 06/15/20	1,250	1,272
Jabil Circuit, Inc. 7.750% due 07/15/16	2,375	2,464
JBS USA LLC/JBS USA Finance, Inc. (Å) 11.625% due 05/01/14	750	831
Jersey Central Power & Light Co. 5.625% due 05/01/16	1,515	1,602
JP Morgan Chase Capital XIII (Ê) Series M 1.233% due 09/30/34	6,050	4,280
JP Morgan Chase Capital XX Series T 6.550% due 09/15/66	300	280
JP Morgan Chase Capital XXII (Ñ) Series V 6.450% due 01/15/87	1,100	1,011
JP Morgan Mortgage Acquisition Corp. (Ê) Series 2007-CH2 Class AV4 0.394% due 11/25/37	13,000	5,096
JPMorgan Chase & Co.
5.600% due 06/01/11	235	250
5.375% due 01/15/14 (Ñ)	2,565	2,763
5.150% due 10/01/15	3,950	4,171
6.000% due 01/15/18	9,100	9,743
6.300% due 04/23/19 (Ñ)	3,535	3,880
6.400% due 05/15/38	3,263	3,613
Series 1 (ƒ)
7.900% due 04/29/49	15,955	16,043
JPMorgan Chase Bank NA
Series AI (Þ)
5.875% due 06/13/16	240	254
Series BKNT
6.000% due 10/01/17	3,300	3,515

	Principal Amount ($) or Shares	Market Value $
JPMorgan Chase Capital XXI (Ê) Series U 1.231% due 01/15/87	455	311
Kansas City Southern Railway (Ñ) 13.000% due 12/15/13	1,500	1,721
KCP&L Greater Missouri Operations Co. 11.875% due 07/01/12	5,400	6,267
Keycorp (Ê) 1.444% due 11/22/10	7,060	9,376
Kraft Foods, Inc. 6.125% due 02/01/18	1,000	1,060
Kroger Co. (The) 3.900% due 10/01/15	2,295	2,321
L-3 Communications Corp. Series B 6.375% due 10/15/15	1,750	1,728
LaBranche & Co., Inc. 11.000% due 05/15/12	2,015	1,937
Land O’ Lakes, Inc. (Ñ) 8.750% due 11/15/11	750	752
Lehman Brothers Holdings, Inc. (Ø)
Zero coupon due 07/18/11	900	142
6.625% due 01/18/12	770	121
6.200% due 09/26/14	1,000	158
6.875% due 05/02/18	1,365	220
7.000% due 09/27/27	1,260	198
Series MTN
Zero coupon due 11/16/10	5,900	929
Series MTNG
3.053% due 11/10/10	300	47
Liberty Mutual Group, Inc. (Þ)
7.000% due 03/15/37	7,075	5,609
7.800% due 03/07/87	11,335	9,521
10.750% due 06/15/88 (Ñ)	3,335	3,502
Lincoln National Corp. (Ñ) 6.200% due 12/15/11	285	299
Lubrizol Corp. (Ñ) 8.875% due 02/01/19	1,430	1,783
MacDermid, Inc. (Þ) 9.500% due 04/15/17	3,870	3,657
Magellan Midstream Partners, LP (Ñ) 6.550% due 07/15/19	3,700	4,079
Manufacturers & Traders Trust Co. 5.585% due 12/28/20	745	615
Marathon Oil Corp.
6.500% due 02/15/14	1,475	1,641
7.500% due 02/15/19	1,380	1,618
Massey Energy Co. 3.250% due 08/01/15	7,630	6,123
Max USA Holdings, Ltd. (Þ) 7.200% due 04/14/17	2,485	2,065
MBNA Capital B (Ê) Series B 1.081% due 02/01/27	2,855	1,957
MBNA Corp. 6.125% due 03/01/13	2,000	2,128

162	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Medco Health Solutions, Inc.
6.125% due 03/15/13	500	541
7.250% due 08/15/13	4,552	5,105
Medtronic, Inc. 4.500% due 03/15/14	475	508
Merck & Co., Inc. (Ñ) 5.000% due 06/30/19	1,365	1,453
Merrill Lynch & Co., Inc.
0.482% due 07/25/11 (Ê)	1,600	1,572
6.050% due 08/15/12	6,800	7,287
5.450% due 02/05/13 (Ñ)	2,975	3,111
6.150% due 04/25/13 (Ñ)	3,505	3,757
6.400% due 08/28/17 (Ñ)	2,625	2,713
6.875% due 04/25/18	5,885	6,336
6.220% due 09/15/26	1,525	1,471
7.750% due 05/14/38	1,500	1,689
MetLife Capital Trust X(Þ) 9.250% due 04/08/68	2,700	2,943
MetLife, Inc.
6.125% due 12/01/11 (Ñ)	2,870	3,092
7.717% due 02/15/19	950	1,125
6.400% due 12/15/66	2,200	1,906
Metropolitan Life Global Funding I (Þ) 5.125% due 06/10/14	3,000	3,187
MGM Mirage (Ñ)(Þ) 10.375% due 05/15/14	1,120	1,193
Midamerican Funding LLC 6.750% due 03/01/11	1,200	1,265
Mirant Mid Atlantic Pass Through Trust A Series A 8.625% due 06/30/12	3,058	3,130
Monsanto Co.(Ñ) 5.125% due 04/15/18	5,000	5,293
Morgan Stanley
6.000% due 05/13/14 (Ñ)	7,175	7,702
6.000% due 04/28/15	4,180	4,473
0.734% due 10/18/16 (Ê)	5,505	4,960
5.450% due 01/09/17 (Ñ)	2,425	2,445
6.250% due 08/28/17	1,300	1,363
5.950% due 12/28/17 (Ñ)	2,350	2,417
6.625% due 04/01/18 (Ñ)	9,670	10,365
5.625% due 09/23/19	3,900	3,924
Series GMTN
5.750% due 08/31/12 (Ñ)	1,950	2,089
0.584% due 01/09/14 (Ê)	3,950	3,729
National City Bank (Ê) Series BKNT 0.684% due 06/07/17	7,200	5,782
National City Bank of Kentucky (Ñ) Series BKNT 6.300% due 02/15/11	705	733
National City Corp. (Ñ) 4.000% due 02/01/11	3,800	3,847
Nationwide Financial Services (Ñ) 6.250% due 11/15/11	660	684
Nationwide Mutual Insurance Co. (Þ)
7.875% due 04/01/33	2,092	1,884

	Principal Amount ($) or Shares	Market Value $
Series 144a
5.810% due 12/15/24	7,970	6,217
Navistar International Corp. 8.250% due 11/01/21	2,965	2,895
NB Capital Trust IV 8.250% due 04/15/27	555	544
Nevada Power Co.
7.125% due 03/15/19 (Ñ)	1,425	1,627
Series L
5.875% due 01/15/15	725	787
Series O (Ñ)
6.500% due 05/15/18	450	492
News America Holdings, Inc.
9.250% due 02/01/13	25	29
7.900% due 12/01/95	715	752
8.250% due 10/17/96	240	245
News America, Inc.
6.900% due 03/01/19 (Ñ)	4,295	4,815
6.650% due 11/15/37	1,180	1,232
6.900% due 08/15/39 (Å)	2,555	2,709
NII Capital Corp. (Å) 10.000% due 08/15/16	3,720	3,925
Nisource Finance Corp.
7.875% due 11/15/10	1,855	1,954
10.750% due 03/15/16	1,325	1,578
6.400% due 03/15/18 (Ñ)	2,180	2,247
Norfolk Southern Corp. 7.900% due 05/15/97	7,430	9,038
Northrop Grumman Corp. (Ñ) 3.700% due 08/01/14	2,195	2,230
NuStar Logistics, LP 6.050% due 03/15/13	3,607	3,784
Ohio Power Co. Series F 5.500% due 02/15/13	285	301
Oncor Electric Delivery Co. 6.800% due 09/01/18	5,510	6,214
Pacific Gas & Electric Co.
6.250% due 12/01/13	1,375	1,546
6.250% due 03/01/39 (Ñ)	1,950	2,197
PacifiCorp 5.650% due 07/15/18	1,950	2,133
Panhandle Eastern Pipeline Co., LP 8.125% due 06/01/19	3,542	4,100
Peabody Energy Corp. (Ñ) 7.875% due 11/01/26	500	488
Pemex Project Funding Master Trust (Ñ) 6.625% due 06/15/38	1,650	1,601
Pfizer, Inc. 6.200% due 03/15/19	690	786
Philip Morris International, Inc.
6.875% due 03/17/14	3,980	4,556
5.650% due 05/16/18	3,840	4,130
Phoenix Life Insurance Co. (Þ) 7.150% due 12/15/34	1,975	630
PNC Bank NA Series BKNT 6.875% due 04/01/18	2,400	2,563

Russell Strategic Bond Fund	163

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Polo Ralph Lauren Corp. 4.500% due 10/04/13	2,050	3,011
Praxair, Inc. 4.375% due 03/31/14	1,180	1,260
Princeton University (Ñ) 4.950% due 03/01/19	1,160	1,231
Principal Life Income Funding Trusts 5.300% due 04/24/13	400	412
Progress Energy, Inc.
7.050% due 03/15/19 (Ñ)	2,550	2,949
7.750% due 03/01/31	275	341
ProLogis (Ñ) 7.375% due 10/30/19	2,425	2,430
Prudential Holdings LLC
8.695% due 12/18/23 (Þ)	5,600	5,739
Series FSA (Ê)(Å)
1.488% due 12/18/17	3,500	2,864
Public Service Co. of New Mexico 7.950% due 05/15/18	3,320	3,394
Puget Sound Energy, Inc. Series A 6.974% due 06/01/67	1,500	1,312
Quebecor World Capital Corp. (Ø) 6.125% due 11/15/13	1,955	—
QVC, Inc. (Å) 7.500% due 10/01/19	2,200	2,178
Qwest Capital Funding, Inc. 7.250% due 02/15/11	2,125	2,125
Qwest Communications International, Inc. Series * 7.250% due 02/15/11	4,570	4,570
Qwest Corp.
7.875% due 09/01/11	6,650	6,866
7.625% due 06/15/15	1,000	1,010
8.375% due 05/01/16 (Þ)	2,625	2,710
Rabobank Capital Funding II (ƒ)(Å) 5.260% due 12/31/49	420	336
Reckson Operating Partnership, LP 5.150% due 01/15/11	592	584
Reed Elsevier Capital, Inc. 7.750% due 01/15/14	3,140	3,608
Roche Holdings, Inc. (Þ)
5.000% due 03/01/14	2,405	2,605
6.000% due 03/01/19	6,395	7,134
Rohm and Haas Co. (Ñ) 6.000% due 09/15/17	100	101
Roper Industries, Inc.
6.625% due 08/15/13	1,415	1,542
6.250% due 09/01/19 (Ñ)	1,245	1,306
Sabine Pass LNG, LP (Ñ) 7.250% due 11/30/13	7,090	6,346
Sealy Mattress Co. (Å) 10.875% due 04/15/16	250	280
Simon Property Group, LP
5.600% due 09/01/11	1,300	1,362
5.300% due 05/30/13	3,720	3,856
6.100% due 05/01/16	1,955	2,032
6.125% due 05/30/18 (Ñ)	2,300	2,383

	Principal Amount ($) or Shares	Market Value $
SLM Corp.
5.400% due 10/25/11 (Ñ)	1,450	1,369
5.125% due 08/27/12	1,150	1,024
8.450% due 06/15/18	3,395	2,990
South Carolina Electric & Gas Co. 6.500% due 11/01/18	1,240	1,437
Southern Copper Corp. 7.500% due 07/27/35	3,350	3,460
Southern Union Co. 7.200% due 11/01/66	8,940	7,331
Sprint Capital Corp.
7.625% due 01/30/11 (Ñ)	2,795	2,826
8.375% due 03/15/12	1,250	1,266
6.875% due 11/15/28	2,630	1,972
Staples, Inc. (Ñ)
7.750% due 04/01/11	2,005	2,155
9.750% due 01/15/14	3,795	4,599
Symetra Financial Corp.
6.125% due 04/01/16 (Å)	1,200	1,043
8.300% due 10/15/37 (Þ)	3,430	2,847
Talecris Biotherapeutics Holdings Corp. (Å) 7.750% due 11/15/16	1,000	1,012
Target Corp. 7.000% due 01/15/38	860	1,004
Temasek Financial I, Ltd. (Å) 4.300% due 10/25/19	1,200	1,196
Tennessee Gas Pipeline Co.
8.000% due 02/01/16 (Ñ)	3,305	3,771
7.000% due 10/15/28 (Ñ)	850	897
8.375% due 06/15/32	1,250	1,486
Tennessee Valley Authority 5.500% due 07/18/17	3,000	3,343
Texas Competitive Electric Holdings Co. LLC
10.500% due 11/01/16 (Ñ)	5,200	3,367
Series A (Ñ)
10.250% due 11/01/15	1,560	1,108
Textron, Inc.
6.200% due 03/15/15	3,235	3,299
7.250% due 10/01/19 (Ñ)	1,795	1,828
Time Warner Cable, Inc.
8.250% due 02/14/14 (Ñ)	1,560	1,830
8.750% due 02/14/19	1,540	1,899
Time Warner Entertainment Co., LP Series * 8.375% due 03/15/23	1,176	1,389
Time Warner, Inc. (Ñ) 5.500% due 11/15/11	1,015	1,085
Timken Co. 6.000% due 09/15/14	815	850
UBS Preferred Funding Trust V (ƒ) Series 1 6.243% due 05/29/49	3,600	2,840
Union Electric Co. 6.400% due 06/15/17	3,145	3,443
United Air Lines, Inc. 10.400% due 05/01/18	600	612

164	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United Rentals NA, Inc. (Ñ) 6.500% due 02/15/12	1,000	987
UnitedHealth Group, Inc.
5.250% due 03/15/11	20	21
4.875% due 02/15/13	400	418
6.000% due 06/15/17	930	974
Series WI
6.500% due 06/15/37	675	685
US Bank National Association 4.375% due 02/28/17	1,800	2,467
US Central Federal Credit Union
1.250% due 10/19/11	6,100	6,107
1.900% due 10/19/12	4,500	4,507
USB Capital IX (ƒ) 6.189% due 10/29/49	300	230
USB Realty Corp.(ƒ)(Þ) 6.091% due 12/29/49	5,500	3,839
Valero Energy Corp. (Ñ)
9.375% due 03/15/19	4,185	4,953
10.500% due 03/15/39	1,160	1,480
Verizon Communications, Inc.
5.250% due 04/15/13	300	326
8.750% due 11/01/18	2,670	3,335
6.350% due 04/01/19 (Ñ)	2,270	2,519
Viacom, Inc. (Ñ) 6.250% due 04/30/16	5,150	5,594
Wachovia Bank NA Series BKNT 6.600% due 01/15/38	6,170	6,719
Wachovia Capital Trust III (ƒ) 5.800% due 03/29/49	9,305	6,658
Wachovia Corp.
0.414% due 10/15/11 (Ê)(Ñ)	3,800	3,737
5.500% due 05/01/13	3,150	3,374
5.625% due 10/15/16 (Ñ)	100	103
5.750% due 06/15/17 (Ñ)	2,980	3,108
5.750% due 02/01/18	1,200	1,254
Series * (Ê)
0.621% due 10/28/15	2,000	1,795
Waste Management, Inc.
6.375% due 03/11/15	1,185	1,319
7.375% due 05/15/29	1,210	1,352
WEA Finance LLC / WT Finance Aust Pty, Ltd. (Å)
7.500% due 06/02/14	3,870	4,215
6.750% due 09/02/19	1,300	1,324
Wells Fargo & Co.
0.481% due 10/28/15 (Ê)(Ñ)	7,200	6,588
5.625% due 12/11/17	3,320	3,453
Series K (ƒ)
7.980% due 03/29/49	29,235	27,371
Wells Fargo Capital XV(ƒ)(Ñ) 9.750% due 12/31/49	3,585	3,854
Whirlpool Corp.
8.000% due 05/01/12	175	190
8.600% due 05/01/14	1,125	1,284
Williams Cos., Inc.
7.125% due 09/01/11	1,625	1,730
7.625% due 07/15/19	2,300	2,502

	Principal Amount ($) or Shares	Market Value $
Williams Cos., Inc. (The)
7.875% due 09/01/21	4,742	5,174
Series WI
8.750% due 01/15/20	6,465	7,410
Windstream Corp. (Ñ) Series WI 8.625% due 08/01/16	500	514
WMG Acquisition Corp.
7.375% due 04/15/14	1,575	1,496
9.500% due 06/15/16 (Ñ)(Þ)	675	721
Xcel Energy, Inc. 6.500% due 07/01/36	1,200	1,307
XTO Energy, Inc. (Ñ) 6.500% due 12/15/18	5,180	5,767
Yum! Brands, Inc.
8.875% due 04/15/11	460	501
4.250% due 09/15/15	2,500	2,537
5.300% due 09/15/19 (Ñ)	2,530	2,561
ZFS Finance USA Trust I (Þ)
5.875% due 05/09/62	1,983	1,603
6.500% due 05/09/67	1,910	1,547
Series 144a
6.150% due 12/15/65	5,475	4,873
ZFS Finance USA Trust II (Þ) 6.450% due 12/15/65	5,205	4,684

		1,448,261

International Debt - 9.4%
Achmea Hypotheekbank NV (Å) 3.200% due 11/03/14	10,700	10,791
Adaro Indonesia PT (Ñ)(Å) 7.625% due 10/22/19	4,695	4,636
Anglo American Capital PLC (Ñ)(Å) 9.375% due 04/08/19	1,400	1,698
ANZ National International, Ltd.(Þ) 6.200% due 07/19/13	5,000	5,464
Apidos CDO (Ê)(Å) Series 2007-CA Class A1 0.690% due 05/14/20	3,500	3,021
ArcelorMittal
9.000% due 02/15/15 (Ñ)	2,150	2,482
9.850% due 06/01/19 (Ñ)	2,110	2,487
Series WI (Ñ)
6.125% due 06/01/18	3,425	3,383
ArcelorMittal 9.750% due 04/01/14	2,581	2,671
Argentina Bonos 7.000% due 10/03/15	3,420	2,556
Arlington Street CDO, Ltd. (Þ) Series 2000-1A Class A2 7.660% due 06/10/12	2,009	1,897
Aspen Insurance Holdings, Ltd. 6.000% due 08/15/14	275	276
AstraZeneca PLC
5.900% due 09/15/17	1,100	1,233
6.450% due 09/15/37	900	1,045

Russell Strategic Bond Fund	165

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

AXA SA
6.463% due 12/14/18 (ƒ)(Þ)	400	330
8.600% due 12/15/30	515	582
Barclays Bank PLC
5.450% due 09/12/12	19,100	20,672
6.050% due 12/04/17 (Þ)	2,700	2,751
6.750% due 05/22/19 (Ñ)	5,500	6,185
7.375% due 06/29/49 (ƒ)(Þ)	3,075	2,768
Barrick Australian Finance Pty, Ltd. (Ñ)(Å) 4.950% due 01/15/20	810	806
Barrick Gold Corp. 6.950% due 04/01/19	845	965
Barrick Gold Financeco LLC 6.125% due 09/15/13	3,400	3,758
BAT International Finance PLC (Þ) 9.500% due 11/15/18	2,100	2,705
Black Diamond CLO, Ltd. (Ê)(Å) Series 2007-1A Class AD 0.531% due 04/29/19	27,750	23,768
BNP Paribas (ƒ)(Å) 5.186% due 06/29/49	600	502
BP Capital Markets PLC (Ñ) 4.750% due 03/10/19	1,115	1,167
British Telecommunications PLC 9.625% due 12/15/30	1,660	2,086
C10 Capital SPV, Ltd. (ƒ)(Ñ)(Þ) 6.722% due 12/31/49	1,800	1,275
Canadian Natural Resources, Ltd.
5.150% due 02/01/13	1,575	1,669
5.700% due 05/15/17	150	160
5.850% due 02/01/35	100	100
6.500% due 02/15/37	425	461
6.250% due 03/15/38	125	132
Catalyst Paper Corp. Series D 8.625% due 06/15/11	6,000	3,780
Catlin Insurance Co., Ltd. (ƒ)(Å) 7.249% due 12/31/49	775	589
CBA Capital Trust II (ƒ)(Ñ)(Þ) 6.024% due 03/29/49	3,700	3,034
Cemex SAB de CV 4.750% due 03/05/14	2,025	2,511
Cenovus Energy, Inc. (Å) 4.500% due 09/15/14	1,520	1,561
Colombia Government International Bond 6.125% due 01/18/41	2,000	1,900
Controladora Mabe SA CV (Ñ)(Å) 7.875% due 10/28/19	5,000	4,800
Corp. Nacional del Cobre de Chile - CODELCO (Þ)
7.500% due 01/15/19	1,900	2,257
6.150% due 10/24/36	100	100
Covidien International Finance SA
5.450% due 10/15/12	795	864
6.000% due 10/15/17 (Ñ)	1,915	2,114
Series WI
6.550% due 10/15/37	1,620	1,888

	Principal Amount ($) or Shares	Market Value $
Credit Suisse (Ñ)
5.500% due 05/01/14	3,000	3,253
5.300% due 08/13/19	640	662
Credit Suisse Guernsey, Ltd. (Ê) Series 1 0.963% due 05/29/49	3,595	2,247
Credit Suisse NY
5.000% due 05/15/13	4,700	5,017
6.000% due 02/15/18	2,880	3,035
Deutsche ALT-A Securities NIM Trust (Þ) Series 2007-AHM Class N1 6.750% due 02/25/47	51	—
Deutsche Bank AG (Ñ) 6.000% due 09/01/17	5,800	6,329
Dexia Credit Local (Ê)(Þ) 0.939% due 09/23/11	3,000	3,028
Digicel Group, Ltd. (Ñ)(Þ) 9.125% due 01/15/15	5,180	4,973
Dolphin Energy, Ltd. (Å) 5.888% due 06/15/19	2,000	2,020
DP World, Ltd.(Þ) 6.850% due 07/02/37	5,035	4,507
Ecopetrol SA (Ñ) Series WI 7.625% due 07/23/19	1,390	1,515
Electricite De France (Þ)
5.500% due 01/26/14	1,700	1,867
6.500% due 01/26/19	1,700	1,937
6.950% due 01/26/39	1,700	2,060
Endurance Specialty Holdings, Ltd.
6.150% due 10/15/15	675	719
7.000% due 07/15/34	1,775	1,589
Enel Finance International SA
3.875% due 10/07/14 (Å)	4,850	4,905
6.250% due 09/15/17 (Þ)	1,500	1,647
5.125% due 10/07/19 (Ñ)(Å)	9,480	9,659
6.000% due 10/07/39 (Å)	3,015	3,084
Eurasian Development Bank (Ñ)(Å) 7.375% due 09/29/14	5,645	5,843
European Investment Bank 3.000% due 04/08/14	6,300	6,439
Export-Import Bank of China (Þ) 4.875% due 07/21/15	300	319
Export-Import Bank of Korea 5.875% due 01/14/15	2,765	2,914
Federative Republic of Brazil 10.250% due 01/10/28	2,600	1,472
France Telecom SA 4.375% due 07/08/14	1,840	1,942
Galaxy Entertainment Finance Co., Ltd.(Þ) 9.875% due 12/15/12	5,510	5,400
Gaz Capital for Gazprom Series REGS 8.625% due 04/28/34	17,900	19,692
Gaz Capital SA (Þ)
7.343% due 04/11/13	600	630
8.146% due 04/11/18	2,600	2,743

166	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

HBOS PLC (Þ) 6.750% due 05/21/18	9,920	9,161
HSBC Holdings PLC
6.500% due 05/02/36	700	767
6.500% due 09/15/37	1,200	1,315
6.800% due 06/01/38	1,375	1,578
Inmarsat Finance II PLC 10.375% due 11/15/12	3,600	3,717
Israel Government AID Bond 5.500% due 09/18/33	6,000	6,256
Kansas City Southern de Mexico SA de CV
9.375% due 05/01/12	700	714
12.500% due 04/01/16 (Þ)	2,800	3,143
Korea Electric Power Corp.(Þ) 5.125% due 04/23/34	485	501
Landwirtschaftliche Rentenbank
1.875% due 09/24/12 (Ñ)	25,500	25,582
4.875% due 01/10/14	14,600	15,882
LeasePlan Corp. NV(Þ) 3.000% due 05/07/12	7,500	7,729
Lloyds Banking Group PLC (ƒ)(Þ) 5.920% due 12/31/49	300	189
Macquarie Bank, Ltd. (Å) 3.300% due 07/17/14	16,100	16,318
Majaphait Holding BV 7.750% due 01/20/20	6,285	6,232
Mexico Government International Bond 6.050% due 01/11/40	4,660	4,679
Montpelier Re Holdings, Ltd. 6.125% due 08/15/13	5,725	5,625
Morgan Stanley (Ê) 1.155% due 03/01/13	2,100	2,927
MUFG Capital Finance 1, Ltd. (ƒ)(Ñ) 6.346% due 07/29/49	4,050	3,742
National Australia Bank, Ltd. (Þ) 5.350% due 06/12/13	6,725	7,204
Nokia OYJ 5.375% due 05/15/19	1,700	1,756
Norske Skogindustrier ASA (Þ)
6.125% due 10/15/15 (Ñ)	2,525	1,654
7.125% due 10/15/33	5,400	2,862
Novartis Securities Investment, Ltd. 5.125% due 02/10/19	540	575
PE Paper Escrow GmbH (Å) 12.000% due 08/01/14	600	657
Peruvian Government International Bond 7.125% due 03/30/19	2,500	2,838
Petro-Canada 6.050% due 05/15/18	1,350	1,438
Petrobras International Finance Co. (Ñ)
6.875% due 01/20/40	5,635	5,717
Petroleos Mexicanos (Ñ) 8.000% due 05/03/19	4,400	5,049
Petroleum Co. of Trinidad & Tobago, Ltd. (Ñ)(Å) 9.750% due 08/14/19	2,070	2,349

	Principal Amount ($) or Shares	Market Value $
Petroleum Export, Ltd. (Þ) 5.265% due 06/15/11	147	144
Province of Ontario Canada 4.100% due 06/16/14	6,000	6,344
Rabobank Nederland NV (ƒ)(Þ) 11.000% due 06/29/49	2,922	3,667
Ras Laffan Liquefied Natural Gas Co., Ltd. II (Þ) 5.298% due 09/30/20	4,935	5,008
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Þ) 5.838% due 09/30/27	300	304
Reliance Industries, Ltd.(Þ) 10.250% due 01/15/97	1,000	930
Republic of Lithuania (Ñ)(Þ) 6.750% due 01/15/15	4,000	4,024
RESI Finance, LP (Ê)(Þ)
Series 2003-D Class B3
1.545% due 12/10/35	1,997	1,112
Series 2003-D Class B4
1.745% due 12/10/35	2,322	1,014
Resix Finance, Ltd. Credit-Linked Notes (Ê)(Þ) Series 2003-D Class B7 5.995% due 12/10/35	2,322	1,261
Resona Bank, Ltd. (ƒ)(Þ) 5.850% due 09/29/49	8,245	7,214
Resona Preferred Global Securities Cayman, Ltd. (ƒ)(Þ) 7.191% due 12/29/49	9,905	8,716
Rio Tinto Finance USA, Ltd.
5.875% due 07/15/13	9,985	10,761
9.000% due 05/01/19	2,885	3,589
Rogers Communications, Inc.
8.000% due 12/15/12	3,185	3,279
6.800% due 08/15/18	1,800	2,029
Royal Bank of Scotland Group PLC (ƒ)(Ñ) Series 1 9.118% due 03/31/49	5,375	5,026
Royal Bank of Scotland PLC (The) (Þ)
3.000% due 12/09/11	24,800	25,601
2.625% due 05/11/12	13,400	13,697
4.875% due 08/25/14 (Ñ)(Å)	4,075	4,147
Santander Perpetual SA Unipersonal (ƒ)(Þ) 6.671% due 10/29/49	3,800	3,467
Sappi Papier Holding AG (Þ) 6.750% due 06/15/12	3,775	3,520
Shell International Finance BV(Ñ) 4.300% due 09/22/19	1,545	1,551
SMFG Preferred Capital USD 1, Ltd. (ƒ)(Þ) 6.078% due 01/29/49	1,200	1,037
Societe Financement de l’Economie Francaise
2.375% due 03/26/12 (Å)	15,800	16,102
0.484% due 07/16/12 (Ê)(Å)	2,000	2,000
3.375% due 05/05/14 (Þ)	9,700	10,014
2.875% due 09/22/14 (Þ)	20,100	20,297

Russell Strategic Bond Fund	167

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Standard Chartered PLC (Å) 5.500% due 11/18/14	500	538
State of Qatar 5.150% due 04/09/14	610	641
Stora Enso Oyj (Þ) 7.250% due 04/15/36	1,840	1,335
Suncor Energy, Inc.
6.100% due 06/01/18 (Ñ)	1,500	1,603
5.950% due 12/01/34	1,920	1,882
Svensk Exportkredit AB (Ñ) 3.250% due 09/16/14	10,300	10,416
Swedbank AB (Å) 2.900% due 01/14/13	5,000	5,127
Swedish Housing Finance Corp. (Þ) 3.125% due 03/23/12	7,100	7,255
Swiss Re Capital I, LP (ƒ)(Þ) 6.854% due 05/29/49	925	712
Systems 2001 AT LLC (Þ) 7.156% due 12/15/11	295	308
Telecom Italia Capital SA
0.894% due 07/18/11 (Ê)	1,600	1,586
6.200% due 07/18/11	1,810	1,926
6.999% due 06/04/18	2,615	2,872
7.721% due 06/04/38	2,845	3,299
Telefonica Emisiones SAU
5.984% due 06/20/11	1,610	1,713
6.421% due 06/20/16 (Ñ)	1,130	1,254
Telemar Norte Leste SA (Þ) 9.500% due 04/23/19	3,615	4,257
Thomson Reuters Corp. (Ñ) 6.500% due 07/15/18	750	852
TNK-BP Finance SA (Þ) 6.125% due 03/20/12	500	502
TransCanada Pipelines, Ltd. 6.350% due 05/15/67	3,175	2,955
TransCapitalInvest, Ltd. for OJSC AK Transneft (Þ)
5.670% due 03/05/14	6,420	6,316
8.700% due 08/07/18	1,000	1,120
Transocean, Inc.
5.250% due 03/15/13 (Ñ)	1,400	1,489
6.000% due 03/15/18	790	856
Tyco Electronics Group SA
6.000% due 10/01/12	4,160	4,431
6.550% due 10/01/17	5,390	5,656
7.125% due 10/01/37	2,990	3,067
Tyco International Finance SA 8.500% due 01/15/19	1,390	1,695
UBS AG 5.850% due 12/31/17	4,690	1,175
Series DPNT
5.875% due 12/20/17	2,000	2,054
5.750% due 04/25/18	300	306
UBS Luxembourg SA for OJSC Vimpel Communications Series REGS 8.250% due 05/23/16	300	304

	Principal Amount ($) or Shares	Market Value $
United Kingdom Gilt 4.500% due 03/07/19	1,660	2,912
Vale Overseas, Ltd.
6.250% due 01/23/17 (Ñ)	200	209
6.875% due 11/21/36	200	201
VIP Finance Ireland, Ltd. for OJSC Vimpel Communications Series REGS 9.125% due 04/30/18	700	730
Virgin Media Finance PLC Series $ 8.750% due 04/15/14	3,350	3,417
Vodafone Group PLC 5.450% due 06/10/19	1,725	1,809
Volvo Treasury AB (Å) 5.950% due 04/01/15	2,390	2,430
WEA Finance LLC / WCI Finance LLC (Å) 5.400% due 10/01/12	1,103	1,140
Weatherford International, Ltd.
9.625% due 03/01/19	1,625	2,012
9.875% due 03/01/39	620	808
Westfield Capital Corp., Ltd. / WT Finance Aust Pty Ltd / WEA Finance LLC(Þ) 5.125% due 11/15/14	925	921
White Mountains Re Group, Ltd.(ƒ)(Þ) 7.506% due 05/29/49	10,100	8,343
Wind Acquisition Finance SA (Å) Series 144a 11.750% due 07/15/17	1,900	2,147
WPP Finance UK 8.000% due 09/15/14	3,345	3,711
XL Capital, Ltd. (ƒ) Series E 6.500% due 12/31/49	12,215	9,299
Xstrata Canada Corp. 6.000% due 10/15/15	1,050	1,056

		687,985

Loan Agreements - 0.7%
Adam Aircraft Term Loan(Ø)(Å) 15.130% due 05/01/12	845	8
AWAS, Second Lien Term Loan 6.313% due 03/21/13	721	665
Delphi Corp, Class B Equity Interest Zero coupon due 06/19/14	—	60
Delphi Corp, Delayed Term Loan A1 Zero coupon due 06/19/14	10	10
Delphi Corp, Delayed Term Loan A2 Zero coupon due 06/19/14	23	23
Delphi Corp, Delayed Term Loan B1A Zero coupon due 06/19/14	24	24
Delphi Corp, Delayed Term Loan B2A Zero coupon due 06/19/14	56	56
Delphi Unsecured Notes Term Loan Zero coupon due 06/19/14	9	9
Douglas Dynamics 2.493% due 05/21/13	2,243	1,996

168	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Energy Future Holdings Corp., Term Loan B
3.744% due 10/10/14	6,320	4,843
3.783% due 10/10/14	32	25
First Data Corp., Term Loan B
2.994% due 09/24/14	3,261	2,803
3.033% due 09/24/14	186	160
3.036% due 09/24/14	99	85
Ford Motor Co., Term Loan
3.250% due 12/15/13	724	643
3.290% due 12/15/13	11,061	9,827
Georgia-Pacific Corp., Term Loan B
2.285% due 12/20/12	116	112
2.302% due 12/20/12	1,390	1,335
2.464% due 12/20/12	163	157
Georgia-Pacific Corp., Term Loan C
3.533% due 02/13/14	144	143
3.552% due 02/13/14	553	548
3.714% due 02/13/14	222	220
HCA, Inc., Term Loan A(Ê) 1.783% due 11/18/12	6,425	5,963
HCA, Inc., Term Loan B 2.532% due 12/30/13	4,091	3,805
Idearc, Inc., Term Loan B 6.250% due 11/17/14	5,884	2,636
Kelson Holdings, Inc., First Lien Term Loan 3.533% due 03/08/13	10,500	9,629
Newsday Corp., Fixed Rate Term Loan 9.750% due 07/09/13	3,625	3,815
OSI Restaurant Partners, LLC Zero coupon due 06/14/14	1,000	830
United Airlines, Inc., Term Loan B 2.312% due 02/01/14	1,257	982

		51,412

Mortgage-Backed Securities - 41.1%
Adjustable Rate Mortgage Trust (Ê)
Series 2005-1 Class 5A2
0.574% due 05/25/35	425	333
Series 2005-3 Class 8A2
0.484% due 07/25/35	923	784
American Home Mortgage Assets (Ê)
Series 2006-1 Class 1A3
0.474% due 05/25/46	7,574	1,627
Series 2006-2 Class 2A2
0.474% due 09/25/46	7,700	1,629
Series 2006-3 Class 1A3
0.564% due 10/25/46	7,686	735
Series 2006-4 Class 1A11
0.434% due 10/25/46	11,545	5,816
Series 2006-4 Class 2A2
1.928% due 10/25/46	10,179	2,601
Series 2006-5 Class A2
1.728% due 11/25/46	8,112	2,434
Series 2006-6 Class A1C
0.524% due 12/25/46	2,011	234

	Principal Amount ($) or Shares	Market Value $
Series 2007-2 Class A1
0.369% due 03/25/47	4,343	2,245
Series 2007-4 Class A2
0.434% due 08/25/37	12,480	6,204
American Home Mortgage Investment Trust
Series 2004-1 Class 1A (Ê)
0.594% due 04/25/44	237	187
Series 2004-4 Class 4A (Ê)
4.390% due 02/25/45	845	680
Series 2005-2 Class 1A1 (Ê)
0.544% due 09/25/45	5,106	3,117
Series 2005-2 Class 5A3
5.077% due 09/25/35	2,385	2,327
Series 2005-4 Class 1A1 (Ê)
0.534% due 11/25/45	988	528
Series 2006-1 Class 1A2 (Ê)
0.434% due 03/25/46	9,049	2,315
Series 2007-1 Class GA1C (Ê)
0.434% due 05/25/47	6,556	3,281
Asset Backed Funding Certificates (Ê) Series 2006-OPT Class A3A 0.304% due 11/25/36	82	81
Banc of America Alternative Loan Trust
Series 2003-2 Class CB2 (Ê)
0.744% due 04/25/33	556	475
Series 2003-10 Class 2A2 (Ê)
0.694% due 12/25/33	1,463	1,290
Series 2004-10 Class 1CB1
6.000% due 11/25/34	403	327
Series 2004-11 Class 1CB1
6.000% due 12/25/34	468	375
Series 2005-3 Class 2A1
5.500% due 04/25/20	522	468
Series 2005-5 Class 2CB1
6.000% due 06/25/35	727	488
Series 2005-9 Class 5A1
5.500% due 10/25/20	1,031	952
Series 2006-5 Class CB17
6.000% due 06/25/46	2,361	1,957
Series 2006-6 Class CB6
6.000% due 06/25/46	1,659	1,374
Banc of America Commercial Mortgage, Inc.
Series 2000-2 Class B
7.378% due 09/15/32	250	255
Series 2003-1 Class SBB (Þ)
5.860% due 03/11/32	441	484
Series 2003-1 Class SBC (Þ)
5.790% due 03/11/32	885	968
Series 2003-1 Class SBE (Þ)
6.770% due 03/11/32	306	344
Series 2004-3 Class A3
4.875% due 06/10/39	47	47
Series 2005-2 Class A3
4.611% due 07/10/43	360	362
Series 2005-2 Class A4
4.783% due 07/10/43	3,855	3,930

Russell Strategic Bond Fund	169

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-3 Class A2
4.501% due 07/10/43	2,080	2,084
Series 2005-5 Class A4
5.115% due 10/10/45	7,755	7,803
Series 2005-6 Class A4
5.179% due 09/10/47	1,500	1,510
Series 2006-1 Class A4
5.372% due 09/10/45	4,225	4,176
Series 2006-2 Class A4
5.928% due 05/10/45	15,680	15,610
Series 2006-4 Class A4
5.634% due 07/10/46	5,245	5,178
Series 2007-2 Class A2
5.634% due 04/10/49	190	192
Series 2007-2 Class A4
5.689% due 04/10/49	9,238	8,143
Series 2008-1 Class A4
6.354% due 02/10/51	4,840	4,507
Series 2008-1 Class B (Þ)
6.209% due 02/10/51	1,562	540
Series 2008-1 Class C (Þ)
6.209% due 02/10/51	1,507	477
Banc of America Funding Corp.
Series 2005-5 Class 1A11
5.500% due 09/25/35	684	631
Series 2005-D Class A1 (Ê)
3.442% due 05/25/35	1,198	1,173
Series 2005-F Class 1A2 (Ê)
0.595% due 09/20/35	346	111
Series 2006-3 Class 5A8
5.500% due 03/25/36	4,640	3,684
Series 2006-A Class 3A2
5.807% due 02/20/36	1,425	891
Series 2006-A Class 4A1 (Ê)
5.530% due 02/20/36	3,986	2,955
Series 2006-F Class 1A2 (Ê)
5.191% due 07/20/36	275	83
Series 2006-H Class 4A4
6.147% due 09/20/46	1,152	242
Series 2006-J Class 4A1
6.084% due 01/20/47	1,105	769
Banc of America Mortgage Securities, Inc.
Series 2003-9 Class 1A12 (Ê)
0.694% due 12/25/33	1,850	1,761
Series 2003-D Class 1A2 (Ê)
3.718% due 05/25/33	1	1
Series 2004-1 Class 5A1
6.500% due 09/25/33	51	52
Series 2004-2 Class 1A9 (Ê)
0.694% due 03/25/34	1,572	1,436
Series 2004-11 Class 2A1
5.750% due 01/25/35	2,724	2,539
Series 2004-D Class 1A1 (Ê)
3.878% due 05/25/34	123	95
Series 2004-F Class 1A1 (Ê)
4.090% due 07/25/34	1,190	1,093
Series 2004-I Class 2A2 (Ê)
3.679% due 10/25/34	215	206

	Principal Amount ($) or Shares	Market Value $
Series 2004-L Class 2A1 (Ê)
4.368% due 01/25/35	3,262	3,059
Series 2005-1 Class 1A13
4.750% due 02/25/35	846	842
Series 2005-3 Class 1A25
5.500% due 04/25/35	1,522	1,521
Series 2005-G Class 2A1 (Ê)
4.917% due 08/25/35	1,666	1,456
Series 2005-H Class 2A5 (Ê)
4.796% due 09/25/35	3,300	2,549
Series 2005-I Class 2A2 (Ê)
4.864% due 10/25/35	2,922	749
Series 2005-I Class 4A1 (Ê)
5.253% due 10/25/35	1,738	1,592
Series 2005-L Class 3A1 (Ê)
5.390% due 01/25/36	1,728	1,469
Series 2006-2 Class A12
6.000% due 07/25/46	1,051	924
Series 2006-2 Class A15
6.000% due 07/25/46	2,119	1,734
Series 2006-B Class 1A1 (Ê)
4.354% due 10/20/46	1,401	1,038
Series 2007-1 Class 1A7
5.750% due 03/25/37	374	359
Series 2007-1 Class 1A16
5.625% due 03/25/37	2,761	2,344
Series 2007-3 Class 1A1
6.000% due 09/25/37	6,588	5,581
Bear Stearns Adjustable Rate Mortgage Trust
Series 2002-11 Class 1A2
5.274% due 02/25/33	11	11
Series 2003-1 Class 6A1
5.118% due 04/25/33	61	56
Series 2003-8 Class 4A1
4.239% due 01/25/34	290	261
Series 2004-1 Class 21A1
4.075% due 04/25/34	1,415	1,266
Series 2004-3 Class 1A1 (Ê)
4.174% due 07/25/34	1,068	876
Series 2004-8 Class 2A1
3.785% due 11/25/34	3,029	2,741
Series 2004-9 Class 22A1 (Ê)
4.157% due 11/25/34	603	590
Series 2004-10 Class 22A1
4.984% due 01/25/35	908	855
Series 2005-2 Class A1 (Ê)
2.830% due 03/25/35	13,024	11,710
Series 2005-2 Class A2 (Ê)
2.194% due 03/25/35	2,052	1,839
Series 2005-5 Class A2 (Ê)
4.550% due 08/25/35	3,187	2,833
Series 2005-10 Class A1 (Ê)
4.547% due 10/25/35	2,048	2,025
Series 2007-1 Class 3A2
5.752% due 02/25/47	3,116	710
Series 2007-3 Class 1A1
5.434% due 05/25/47	7,439	5,014

170	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
5.353% due 05/25/35	1,730	1,310
Series 2005-5 Class 21A1
3.898% due 07/25/35	3,695	2,812
Series 2005-7 Class 22A1
5.487% due 09/25/35	677	456
Series 2005-8 Class 11A1 (Ê)
0.514% due 10/25/35	2,173	1,169
Series 2006-3 Class 22A1
5.945% due 05/25/36	5,629	2,855
Series 2006-3 Class 33A1 (Ê)
6.071% due 05/25/36	1,807	876
Series 2006-4 Class 13A1 (Ê)
0.404% due 08/25/36	10,613	5,021
Bear Stearns Commercial Mortgage Securities
Series 2001-TOP Class A2
6.480% due 02/15/35	124	128
Series 2001-TOP Class A3
5.610% due 11/15/33	555	578
Series 2003-T12 Class A4
4.680% due 08/13/39	1,140	1,146
Series 2004-PWR Class A3
4.565% due 07/11/42	1,500	1,502
Series 2005-PW1 Class A4
5.405% due 12/11/40	5,000	4,974
Series 2005-PWR Class A4B
4.943% due 09/11/42	85	73
Series 2005-T18 Class A4
4.933% due 02/13/42	2,192	2,169
Series 2006-PW1 Class A4
5.201% due 12/11/38	2,440	2,318
Series 2007-PW1 Class A4
5.719% due 06/11/40	5,198	4,948
5.331% due 02/11/44	100	91
5.694% due 06/11/50	4,500	4,180
Series 2007-PW1 Class AM
5.719% due 06/11/40	2,181	1,546
6.084% due 06/11/50	935	697
Series 2007-T26 Class A4
5.471% due 01/12/45	400	386
Bear Stearns Mortgage Funding Trust (Ê)
Series 2006-AR2 Class 2A1
0.474% due 09/25/46	2,145	898
Series 2006-AR3 Class 1A1
0.424% due 10/25/36	2,253	1,110
Series 2006-AR4 Class A1
0.454% due 12/25/36	2,552	1,201
Series 2006-AR5 Class 1A1
0.404% due 12/25/46	5,524	2,667
Series 2007-AR2 Class A1
0.414% due 03/25/37	2,733	1,292
Series 2007-AR2 Class A3
0.474% due 03/25/37	10,382	1,242
Series 2007-AR3 Class 1A1
0.384% due 03/25/37	4,099	1,844

	Principal Amount ($) or Shares	Market Value $
Bear Stearns Structured Products, Inc. (Ê)
Series 2007-R6 Class 1A1
5.632% due 01/26/36	2,508	1,564
Series 2007-R6 Class 2A1
5.916% due 12/26/46	1,449	887
Carrington Mortgage Loan Trust (Ê) Series 2006-NC3 Class A4 0.484% due 08/25/36	2,117	758
Chase Commercial Mortgage Securities Corp.
Series 1999-2 Class A2
7.198% due 01/15/32	1	1
Series 2001-245 Class A2 (Å)
6.275% due 02/12/16	300	315
Chase Mortgage Finance Corp.
Series 2003-S8 Class A1
4.500% due 09/25/18	1,355	1,354
Series 2006-S4 Class A3
6.000% due 12/25/36	2,327	1,934
Series 2006-S4 Class A4
6.000% due 12/25/36	1,067	986
Series 2007-A1 Class 1A3
4.160% due 02/25/37	1,755	1,681
Series 2007-A1 Class 2A1
4.129% due 02/25/37	1,197	1,148
Series 2007-A1 Class 3A1
4.570% due 02/25/37	677	641
Series 2007-A1 Class 4A1
4.263% due 02/25/37	351	309
Series 2007-A1 Class 5A1
4.088% due 02/25/37	1,335	1,293
Series 2007-A1 Class 7A1
4.593% due 02/25/37	543	513
Series 2007-A1 Class 8A1
4.213% due 02/25/37	5,300	5,081
Citicorp Mortgage Securities, Inc.
Series 2005-1 Class 1A1
5.000% due 02/25/35	1,213	1,177
Series 2006-3 Class 1A9
5.750% due 06/25/36	2,515	2,073
Citigroup Commercial Mortgage Trust
Series 2006-C5 Class A4
5.431% due 10/15/49	7,113	6,617
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11 Class A2A (Ê)
4.700% due 12/25/35	312	287
Series 2007-6 Class 1A4A
5.908% due 03/25/37	2,503	1,303
Series 2007-AR8 Class 2A1A
5.895% due 07/25/37	4,009	2,997
Series 2008-RR1 Class A1A1 (Ê)(Å)
0.314% due 01/25/37	383	331
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A4
5.225% due 07/15/44	10,680	10,840
Series 2006-CD3 Class A5
5.617% due 10/15/48	11,129	11,098

Russell Strategic Bond Fund	171

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Citimortgage Alternative Loan Trust
Series 2006-A3 Class 1A5
6.000% due 07/25/36	1,503	1,120
Series 2007-A1 Class 1A5
6.000% due 01/25/37	3,629	2,552
Series 2007-A3 Class 1A7
5.750% due 03/25/37	2,758	2,086
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class E 7.481% due 09/15/30	900	904
Commercial Mortgage Loan Trust
Series 2008-LS1 Class A4B
6.220% due 12/10/49	4,555	3,921
Series 2008-LS1 Class AJ
6.220% due 10/10/17	1,280	627
Commercial Mortgage Pass Through Certificates
Series 2001-J1A Class A2 (Þ)
6.457% due 02/16/34	1,474	1,524
Series 2001-J1A Class B (Å)
6.614% due 02/15/34	1,735	1,822
Series 2003-LB1 Class A2
4.084% due 06/10/38	4,550	4,484
Series 2006-C7 Class A2
5.690% due 06/10/46	1,070	1,095
Series 2006-C8 Class A3
5.308% due 12/10/46	520	489
Series 2006-C8 Class A4
5.306% due 12/10/46	1,400	1,273
Series 2007-C9 Class A4
6.010% due 12/10/49	5,500	5,092
Countrywide Alternative Loan Trust
Series 2003-20C Class 1A2
5.500% due 10/25/33	579	580
Series 2004-2CB Class 1A4 (Ê)
0.644% due 03/25/34	415	320
Series 2004-28C Class 6A1
6.000% due 01/25/35	666	528
Series 2004-J8 Class 1A1
7.000% due 09/25/34	616	567
Series 2005-1CB Class 2A1
6.000% due 03/25/35	9,414	6,987
Series 2005-1CB Class 2A2
5.500% due 03/25/35	1,504	1,242
Series 2005-16 Class A1 (Ê)
2.402% due 06/25/35	3,051	1,315
Series 2005-20C Class 1A1
5.500% due 07/25/35	1,571	1,381
Series 2005-24 Class 3A2 (Ê)
0.645% due 07/20/35	2,375	471
Series 2005-32T Class A7 (Ê)
0.494% due 08/25/35	1,270	1,057
Series 2005-38 Class A1 (Ê)
2.257% due 09/25/35	1,258	697
Series 2005-38 Class A3 (Ê)
0.594% due 09/25/35	1,258	682

	Principal Amount ($) or Shares	Market Value $
Series 2005-44 Class 1A2A (Ê)
0.534% due 10/25/35	432	413
Series 2005-51 Class 1A1 (Ê)
0.565% due 11/20/35	1,601	894
Series 2005-51 Class 1A2A (Ê)
0.535% due 11/20/35	3,093	2,752
Series 2005-51 Class 2A1 (Ê)
0.545% due 11/20/35	365	200
Series 2005-51 Class 2A2A (Ê)
0.535% due 11/20/35	44	41
Series 2005-51 Class 4A1 (Ê)
0.565% due 11/20/35	562	300
Series 2005-56 Class 2A2 (Ê)
2.797% due 11/25/35	1,354	713
Series 2005-56 Class 3A1 (Ê)
0.534% due 11/25/35	435	236
Series 2005-56 Class 4A1 (Ê)
0.554% due 11/25/35	1,125	601
Series 2005-58 Class A2 (Ê)
0.635% due 12/20/35	1,585	483
Series 2005-59 Class 1A1 (Ê)
0.574% due 11/20/35	2,657	1,423
Series 2005-59 Class 1A2B (Ê)
0.504% due 11/20/35	3,281	3,029
Series 2005-62 Class 1A1 (Ê)
0.544% due 12/25/35	1,836	981
Series 2005-63 Class 3A1
5.865% due 11/25/35	2,475	1,487
Series 2005-63 Class 5A1 (Ê)
5.308% due 12/25/35	3,687	2,527
Series 2005-72 Class A2 (Ê)
0.604% due 01/25/36	1,386	402
Series 2005-85C Class 2A2
5.500% due 02/25/36	61	50
Series 2005-J8 Class 1A3
5.500% due 07/25/35	2,295	1,619
Series 2005-J13 Class 2A3
5.500% due 11/25/35	1,135	876
Series 2006-6CB Class 1A10
5.500% due 05/25/36	1,078	939
Series 2006-9T1 Class A7
6.000% due 05/25/36	1,067	795
Series 2006-23C Class 1A6
6.000% due 08/25/36	3,048	2,357
Series 2006-J2 Class A3
6.000% due 04/25/36	1,614	1,338
Series 2006-OA1 Class 1A3 (Ê)
0.545% due 12/20/46	4,989	647
Series 2006-OA1 Class 2A1 (Ê)
0.455% due 03/20/46	6,479	3,225
Series 2006-OA1 Class 4A1 (Ê)
0.434% due 08/25/46	3,114	1,592
Series 2006-OA1 Class A1 (Ê)
0.425% due 02/20/47	4,037	1,935
Series 2006-OA1 Class A2 (Ê)
0.455% due 09/20/46	6,142	2,659

172	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-OA2 Class A1 (Ê)
0.404% due 02/25/47	3,188	1,594
0.435% due 03/20/47	2,148	1,125
Series 2006-OA2 Class A2A (Ê)
0.395% due 05/20/46	1,379	1,297
Series 2006-OA3 Class 1A2 (Ê)
0.504% due 05/25/36	3,419	767
Series 2006-OA6 Class 1A2 (Ê)
0.454% due 07/25/46	2,868	1,452
Series 2006-OA6 Class 1A3 (Ê)
0.514% due 07/25/46	1,242	391
Series 2006-OA7 Class 1A4 (Ê)
1.697% due 06/25/46	8,495	1,190
Series 2006-OA9 Class 2A2 (Ê)
2.328% due 07/20/46	3,910	706
Series 2006-OC7 Class 2A1 (Ê)
0.314% due 07/25/46	571	555
Series 2006-OC9 Class A1 (Ê)
0.319% due 12/25/46	3,347	3,091
Series 2007-15C Class A5
5.750% due 07/25/37	11,543	7,297
Series 2007-15C Class A7
6.000% due 07/25/37	3,128	2,429
Series 2007-HY3 Class 1A1 (Ê)
5.990% due 03/25/47	18,085	9,609
Series 2007-J2 Class 2A1
6.000% due 07/25/37	3,645	2,414
Series 2007-OA1 Class A1A (Ê)
2.138% due 11/25/47	7,490	2,978
Series 2007-OA4 Class A1 (Ê)
0.414% due 05/25/47	4,165	2,039
Series 2007-OA6 Class A1B (Ê)
0.444% due 06/25/37	1,824	873
Series 2007-OH1 Class A1D (Ê)
0.454% due 04/25/47	1,863	1,006
Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-8 Class A2 (Ê)
0.744% due 05/25/18	1,634	1,370
Series 2003-20 Class 1A9
5.500% due 07/25/33	995	1,007
Series 2003-42 Class M (Ê)
3.715% due 10/25/33	656	268
Series 2003-52 Class A1
4.738% due 02/19/34	1,937	1,708
Series 2004-12 Class 1M
3.971% due 08/25/34	318	32
Series 2004-16 Class 1A1 (Ê)
0.644% due 09/25/34	1,291	730
Series 2004-22 Class A3
3.718% due 11/25/34	2,121	1,763
Series 2004-HYB Class 1A1
4.602% due 02/20/35	3,746	3,103
Series 2004-HYB Class A2
3.664% due 11/20/34	1,632	1,314
Series 2004-J9 Class 2A1
5.250% due 01/25/35	1,358	1,328

	Principal Amount ($) or Shares	Market Value $
Series 2005-11 Class 5A1 (Ê)
0.544% due 03/25/35	41	23
Series 2005-16 Class A19
5.500% due 09/25/35	3,299	3,031
Series 2005-19 Class 1A1
5.500% due 08/25/35	818	708
Series 2005-29 Class A1
5.750% due 12/25/35	2,699	2,273
Series 2005-HYB Class 3A2A (Ê)
5.250% due 02/20/36	413	287
Series 2005-HYB Class 4A1
5.499% due 12/20/35	3,104	2,160
Series 2005-R2 Class 2A4 (Þ)
8.500% due 06/25/35	288	274
Series 2006-1 Class A2
6.000% due 03/25/36	1,058	817
Series 2006-1 Class A3
6.000% due 03/25/36	376	80
Series 2006-13 Class 1A12
6.250% due 09/25/36	1,170	1,007
Series 2006-13 Class 1A23
6.250% due 09/25/36	385	310
Series 2006-20 Class B1
Interest Only STRIP
6.000% due 02/25/37	1,222	55
Series 2006-HYB Class 3A1A
6.045% due 05/20/36	2,347	1,411
Series 2006-OA5 Class 2A1 (Ê)
0.444% due 04/25/46	4,357	2,139
Series 2006-R2 Class AF1 (Ê)(Þ)
0.664% due 07/25/36	3,246	2,439
Series 2007-14 Class A19
6.000% due 09/25/37	7,194	6,202
Series 2007-18 Class 2A1
6.500% due 11/25/37	2,950	2,429
Series 2007-HY1 Class 1A2
5.661% due 04/25/37	1,041	210
Credit Suisse First Boston Mortgage Securities Corp.
Series 2001-CK1 Class C
6.730% due 12/18/35	1,083	1,117
Series 2001-CKN Class A4
5.435% due 09/15/34	7,211	7,455
Series 2001-SPG Class A2 (Þ)
6.515% due 08/13/18	995	970
Series 2002-30 Class DB1
7.400% due 11/25/32	669	611
Series 2002-CKP Class A3
6.439% due 12/15/35	450	480
Series 2003-29 Class 5A1
7.000% due 12/25/33	111	109
Series 2004-1 Class 3A1
7.000% due 02/25/34	44	39
Series 2004-C1 Class A3
4.321% due 01/15/37	2,253	2,279
Series 2005-9 Class 2A1
5.500% due 10/25/35	6,002	5,417

Russell Strategic Bond Fund	173

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-C5 Class A4
5.100% due 08/15/38	35	34
Series 2005-C6 Class A4
5.230% due 12/15/40	4,720	4,694
Credit Suisse Mortgage Capital Certificates
Series 2006-8 Class 4A1
6.500% due 10/25/21	9,196	6,541
Series 2006-C3 Class A3
5.826% due 06/15/38	362	319
Series 2006-C3 Class B
5.826% due 06/15/38	2,153	724
Series 2006-C4 Class A3
5.467% due 09/15/39	10,770	9,397
Series 2006-C5 Class A3
5.311% due 12/15/39	5,015	4,344
Series 2007-C1 Class A3
5.383% due 02/15/40	5,350	4,350
Series 2007-C2 Class A3
5.542% due 01/15/49	64	52
Series 2007-C5 Class B
6.133% due 09/15/40	2,584	695
Crown Castle Towers LLC (Þ)
Series 2005-1A Class AFL (Ê)
0.619% due 06/15/35	7,395	7,358
Series 2005-1A Class AFX
4.643% due 06/15/35	2,360	2,378
Series 2005-1A Class C
5.074% due 06/15/35	741	745
Series 2006-1A Class AFX
5.245% due 11/15/36	1,735	1,757
CW Capital Cobalt, Ltd. Series 2006-C1 Class A2 5.174% due 08/15/48	115	116
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2003-4XS Class A6A
4.820% due 10/25/33	570	520
Series 2005-AR1 Class 2A3
4.954% due 08/25/35	925	381
Series 2007-OA1 Class A1 (Ê)
0.394% due 02/25/47	7,804	3,762
Series 2007-OA2 Class A1 (Ê)
1.528% due 04/25/47	17,771	8,708
DLJ Commercial Mortgage Corp.
Series 1999-CG1 Class S
Interest Only STRIP
1.669% due 03/10/32	2,166	62
Series 2000-CKP Class A1B
7.180% due 11/10/33	95	97
Downey Savings & Loan Association Mortgage Loan Trust
Series 2004-AR3 Class 1A1B (Ê)
3.116% due 07/19/44	453	164
Series 2006-AR1 Class 2A1A (Ê)
1.698% due 04/19/47	1,910	1,098
Fannie Mae
5.500% due 2011	—	—

	Principal Amount ($) or Shares	Market Value $
5.190% due 2012	2,548	2,720
5.500% due 2013	7	8
5.000% due 2014	28	29
5.500% due 2014	22	23
6.500% due 2015	8	8
5.000% due 2016	202	210
5.500% due 2016	45	47
6.000% due 2016	464	502
8.000% due 2016	9	9
11.000% due 2016	59	67
5.000% due 2017	5,587	5,950
5.500% due 2017	317	340
6.000% due 2017	398	429
6.500% due 2017	781	839
7.000% due 2017	26	29
8.000% due 2017	29	32
4.000% due 2018	4,605	4,803
4.500% due 2018	7,564	8,019
5.000% due 2018	14,486	15,463
5.500% due 2018	303	327
6.500% due 2018	155	171
7.000% due 2018	86	96
10.000% due 2018	26	30
4.500% due 2019	112	119
5.000% due 2019	13,461	14,359
5.500% due 2019	135	144
6.000% due 2019	3,732	4,032
6.500% due 2019	77	83
4.000% due 2020	71	71
4.500% due 2020	922	977
5.000% due 2020	3,282	3,488
5.500% due 2020	912	978
6.000% due 2020	5,050	5,456
6.500% due 2020	34	37
8.000% due 2020	4	5
5.000% due 2021	9,078	9,650
5.500% due 2021	5,884	6,276
5.000% due 2022	619	655
5.500% due 2022	24,180	25,740
6.500% due 2022	46	50
5.000% due 2023	6,140	6,479
5.500% due 2023	5,689	6,057
5.000% due 2024	394	416
7.500% due 2024	5	6
8.000% due 2024	58	66
10.000% due 2024	13	14
3.508% due 2025 (Ê)	15	15
7.000% due 2025	2	3
3.390% due 2026 (Ê)	263	267
6.000% due 2026	1,499	1,609
7.000% due 2026	179	200
9.000% due 2026	22	24
6.000% due 2027	4,166	4,467
7.000% due 2027	5	6
7.500% due 2027	16	18
6.500% due 2028	205	225
7.000% due 2028	321	355

174	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

5.500% due 2029	1	1
6.500% due 2029	501	541
7.000% due 2029	1,545	1,715
7.500% due 2029	87	99
8.000% due 2029	3	3
8.500% due 2029	2	2
6.500% due 2030	158	171
7.000% due 2030	605	671
7.500% due 2030	324	366
8.000% due 2030	328	372
8.500% due 2030	196	226
9.500% due 2030	95	110
5.000% due 2031	32	33
6.500% due 2031	410	444
7.000% due 2031	1,441	1,593
7.500% due 2031	482	545
8.000% due 2031	643	733
8.500% due 2031	334	382
6.500% due 2032	1,267	1,374
7.000% due 2032	4,235	4,678
7.500% due 2032	376	426
8.000% due 2032	23	27
8.500% due 2032	40	46
2.857% due 2033 (Ê)	1,336	1,369
2.942% due 2033 (Ê)	597	610
3.072% due 2033 (Ê)	61	62
3.375% due 2033 (Ê)	14	14
3.546% due 2033 (Ê)	515	523
3.991% due 2033 (Ê)	308	315
4.369% due 2033 (Ê)	14	14
4.461% due 2033 (Ê)	1,334	1,374
5.000% due 2033	4,315	4,494
5.500% due 2033	19,874	21,029
6.000% due 2033	787	843
6.500% due 2033	1,016	1,100
7.000% due 2033	1,153	1,268
2.697% due 2034 (Ê)	1,780	1,829
3.564% due 2034 (Ê)	1,829	1,872
3.732% due 2034 (Ê)	243	250
4.510% due 2034 (Ê)	944	973
5.000% due 2034	1,262	1,312
5.500% due 2034	18,109	19,148
6.000% due 2034	2,288	2,451
6.500% due 2034	1,098	1,185
7.000% due 2034	411	452
3.110% due 2035 (Ê)	1,306	1,333
3.303% due 2035 (Ê)	1,667	1,715
3.375% due 2035 (Ê)	2,702	2,777
3.414% due 2035 (Ê)	1,262	1,293
3.500% due 2035 (Ê)	698	715
3.634% due 2035 (Ê)	2,282	2,347
3.665% due 2035 (Ê)	2,230	2,290
4.822% due 2035 (Ê)	4,019	4,179
5.000% due 2035	6,715	6,980
5.021% due 2035 (Ê)	312	329
5.167% due 2035 (Ê)	325	340
5.500% due 2035	10,078	10,654

	Principal Amount ($) or Shares	Market Value $
6.000% due 2035	5,250	5,631
6.500% due 2035	80	87
7.000% due 2035	454	499
7.500% due 2035	1,163	1,317
4.776% due 2036 (Ê)	422	440
5.000% due 2036	6,299	6,546
5.500% due 2036	11,622	12,244
6.000% due 2036	26,569	28,274
6.289% due 2036 (Ê)	80	86
6.500% due 2036	1,320	1,419
7.000% due 2036	672	736
5.000% due 2037	3,369	3,498
5.500% due 2037	79,670	83,953
5.512% due 2037 (Ê)	3,064	3,225
6.000% due 2037	27,871	29,670
6.500% due 2037	8,567	9,196
5.000% due 2038	2,725	2,829
5.500% due 2038	38,986	41,091
6.000% due 2038	15,598	16,595
4.500% due 2039	8,177	8,286
5.000% due 2039	41,216	42,787
5.500% due 2039	9,479	9,988
6.000% due 2039	24,187	25,744
2.301% due 2040 (Ê)	268	268
2.101% due 2043 (Ê)	183	183
15 Year TBA (Ï)
4.500%	5,600	5,817
5.000%	11,060	11,651
5.500%	6,940	7,376
6.000%	4,150	4,444
30 Year TBA (Ï)
4.500%	202,455	204,718
5.500%	7,194	7,732
6.500%	71,600	77,320
Series 1997-281 Class 2
Interest Only STRIP
9.000% due 11/01/26	52	14
Series 2000-306 Class IO
Interest Only STRIP
8.000% due 05/01/30	57	11
Series 2001-317 Class 2
Interest Only STRIP
8.000% due 08/01/31	89	17
Series 2002-320 Class 2
Interest Only STRIP
7.000% due 04/01/32	32	6
Series 2003-339 Class 23
Interest Only STRIP
5.000% due 07/01/18	2,420	260
Series 2003-343 Class 6
Interest Only STRIP
5.000% due 10/01/33	2,531	466
Series 2003-345 Class 18
Interest Only STRIP
4.500% due 12/01/18	7,512	935
Series 2003-345 Class 19
Interest Only STRIP
4.500% due 01/01/19	8,343	1,032

Russell Strategic Bond Fund	175

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-365 Class 12
Interest Only STRIP
5.500% due 12/01/35	12,130	2,005
Series 2006-369 Class 8
Interest Only STRIP
5.500% due 04/01/36	2,144	348
Fannie Mae Grantor Trust
Series 1999-T2 Class A1
7.500% due 01/19/39	27	30
Series 2000-T6 Class A1
7.500% due 06/25/30	55	61
Series 2001-T8 Class A2
9.500% due 07/25/41	194	212
Series 2002-T19 Class A1
6.500% due 07/25/42	560	602
Series 2003-T4 Class 2A5
5.407% due 09/26/33	767	705
Fannie Mae REMICS
Series 1996-46 Class ZA
7.500% due 11/25/26	239	263
Series 1997-68 Class SC (Ê)
Interest Only STRIP
8.219% due 05/18/27	74	12
Series 1999-56 Class Z
7.000% due 12/18/29	1,028	1,122
Series 2001-4 Class SA (Ê)
Interest Only STRIP
7.305% due 02/17/31	124	12
Series 2003-21 Class M
5.000% due 02/25/17	312	323
Series 2003-25 Class IK
Interest Only STRIP
7.000% due 04/25/33	296	57
Series 2003-32 Class FH (Ê)
0.644% due 11/25/22	1,963	1,940
Series 2003-32 Class UI
Interest Only STRIP
6.000% due 05/25/33	421	82
Series 2003-33 Class IA
Interest Only STRIP
6.500% due 05/25/33	1,678	287
Series 2003-35 Class FY (Ê)
0.644% due 05/25/18	4,148	4,105
Series 2003-35 Class IU
Interest Only STRIP
6.000% due 05/25/33	403	70
Series 2003-35 Class UI
Interest Only STRIP
6.500% due 05/25/33	394	70
Series 2003-64 Class JI
Interest Only STRIP
6.000% due 07/25/33	427	61
Series 2003-78 Class FI (Ê)
0.644% due 01/25/33	1,900	1,879
Series 2003-82 Class IA
Interest Only STRIP
6.000% due 08/25/32	308	18

	Principal Amount ($) or Shares	Market Value $
Series 2003-82 Class WI
Interest Only STRIP
6.000% due 08/25/32	37	2
Series 2003-122 Class AJ
4.500% due 02/25/28	430	443
Series 2004-21 Class FL (Ê)
0.594% due 11/25/32	1,035	1,026
Series 2004-70 Class EB
5.000% due 10/25/24	3,275	3,496
Series 2005-65 Class FP (Ê)
Principal Only STRIP
0.494% due 08/25/35	113	113
Series 2005-69 Class IO (Ê)(Å)
Zero coupon due 08/25/35	19	—
Series 2005-79 Class FC (Ê)
0.544% due 02/25/22	1,691	1,692
Series 2005-110 Class MB
5.500% due 09/25/35	1,925	2,029
Series 2006-5 Class 3A2 (Ê)
4.036% due 05/25/35	385	393
Series 2006-22 Class CE
4.500% due 08/25/23	1,895	1,937
Series 2006-48 Class LG
Principal Only STRIP
Zero coupon due 06/25/36	555	485
Series 2006-81 Class LF (Ê)(Å)
Zero coupon due 09/25/36	86	80
Series 2006-118 Class A1 (Ê)
0.304% due 12/25/36	381	352
Series 2006-118 Class A2 (Ê)
0.304% due 12/25/36	1,380	1,319
Series 2007-27 Class XA (Ê)(Å)
Principal Only STRIP
Zero coupon due 05/25/35	52	52
Series 2007-39 Class EF (Ê)
0.494% due 05/25/37	1,790	1,759
Series 2007-42 Class LF (Ê)(Å)
Principal Only STRIP
Zero coupon due 05/25/37	224	204
Series 2007-53 Class UF (Ê)(Å)
Zero coupon due 06/25/37	107	97
Series 2007-56 Class GY (Ê)(Å)
Zero coupon due 06/25/37	63	60
Series 2007-73 Class A1 (Ê)
0.304% due 07/25/37	3,771	3,404
Series 2008-22 Class FD (Ê)
1.084% due 04/25/48	10,174	10,099
Series 2008-56 Class FD (Ê)
1.184% due 07/25/48	11,103	11,052
Series 2009-39 Class LB
4.500% due 06/25/29	1,934	1,924
Series 2009-69 Class MB
4.000% due 09/25/29	4,980	4,685
Series 2009-89 Class A1
5.410% due 05/25/35	3,500	3,577
Series 2009-96 Class DB
4.000% due 11/25/29	3,700	3,514

176	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Fannie Mae Whole Loan
Series 2003-W1 Class 2A
7.500% due 12/25/42	109	121
Series 2003-W4 Class 4A
7.500% due 10/25/42	52	58
Series 2003-W17 Class 1A6
5.310% due 08/25/33	6,572	6,917
Series 2004-W9 Class 2A1
6.500% due 02/25/44	299	325
Series 2004-W11 Class 1A2
6.500% due 05/25/44	617	669
Fannie Mae-Aces Series 2006-M2 Class A2F 5.259% due 05/25/20	300	321
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series 2009-K00 Class A2 4.186% due 08/25/19	6,150	6,164
Federal Home Loan Mortgage Corp. Structured Pass Through Securities
Series 2002-42 Class A6
9.500% due 02/25/42	86	94
Series 2003-58 Class 2A
6.500% due 09/25/43	275	299
Series 2005-63 Class 1A1 (Ê)
2.101% due 02/25/45	130	123
FHA PJ Reilly 67 NCP 7.430% due 07/01/24	57	57
First Horizon Alternative Mortgage Securities
Series 2004-AA3 Class A1 (Ê)
3.118% due 09/25/34	370	300
Series 2005-AA2 Class 1A1 (Ê)
3.048% due 03/25/35	189	147
Series 2005-AA5 Class 1A1 (Ê)
Interest Only STRIP
3.771% due 07/25/35	256	176
Series 2005-AA7 Class 2A1 (Ê)
5.396% due 09/25/35	2,538	1,775
Series 2006-AA5 Class A2 (Ê)
6.471% due 09/25/36	1,472	125
Series 2006-FA3 Class A6
6.000% due 07/25/36	1,468	1,204
First Horizon Asset Securities, Inc.
Series 2003-5 Class 1A17
8.000% due 07/25/33	92	91
Series 2004-AR5 Class 4A1 (Ê)
5.705% due 10/25/34	396	342
Series 2004-AR6 Class 2A1 (Ê)
3.952% due 12/25/34	559	524
Series 2005-AR3 Class 2A1 (Ê)
5.372% due 08/25/35	668	575
Series 2005-AR5 Class 3A1 (Ê)
5.531% due 10/25/35	771	694
Series 2006-AR4 Class 1A3 (Ê)
5.481% due 01/25/37	126	35

	Principal Amount ($) or Shares	Market Value $
First Union Commercial Mortgage Securities, Inc. Series 1997-C2 Class D 7.120% due 11/18/29	190	204
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 Class A2 6.136% due 03/15/33	442	455
Freddie Mac
5.500% due 2013	1	1
12.000% due 2013	6	6
12.000% due 2014	9	11
11.000% due 2015	6	7
5.500% due 2016	16	18
6.000% due 2016	80	86
10.000% due 2016	43	48
5.500% due 2017	135	145
8.500% due 2017	28	30
10.500% due 2017	7	8
4.500% due 2018	2,024	2,143
5.000% due 2018	3,323	3,558
5.500% due 2018	45	49
4.500% due 2019	320	339
5.000% due 2019	4,664	4,987
5.500% due 2019	132	142
4.500% due 2020	1,587	1,678
5.000% due 2020	9,868	10,518
5.500% due 2020	6,087	6,542
8.000% due 2020	82	93
10.000% due 2020	28	31
11.000% due 2020	29	33
5.000% due 2021	977	1,046
10.500% due 2021	16	18
6.500% due 2025	4	4
8.500% due 2025	26	29
3.327% due 2027 (Ê)	19	19
7.000% due 2027	146	161
8.500% due 2027	180	206
3.834% due 2028 (Ê)	15	15
3.917% due 2028 (Ê)	19	19
7.500% due 2028	37	42
6.500% due 2029	100	109
7.500% due 2029	59	67
3.384% due 2030 (Ê)	29	30
6.500% due 2030	7	8
7.000% due 2030	36	39
7.500% due 2030	259	292
8.000% due 2030	59	69
8.500% due 2030	84	96
6.500% due 2031	798	866
7.000% due 2031	373	413
7.500% due 2031	107	121
8.000% due 2031	233	267
7.000% due 2032	167	184
7.500% due 2032	183	206
2.744% due 2033 (Ê)	426	433
3.353% due 2033 (Ê)	78	79

Russell Strategic Bond Fund	177

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

5.000% due 2033	895	932
5.500% due 2033	3,222	3,409
6.000% due 2033	80	86
6.500% due 2033	314	339
7.500% due 2033	74	83
2.885% due 2034 (Ê)	596	602
3.877% due 2034 (Ê)	88	90
3.909% due 2034 (Ê)	1,727	1,789
4.256% due 2034 (Ê)	1,005	1,042
5.500% due 2034	1,183	1,251
6.000% due 2034	106	114
3.166% due 2035 (Ê)	1,634	1,679
4.869% due 2035 (Ê)	3,135	3,262
5.000% due 2035	332	345
5.030% due 2035 (Ê)	401	422
6.000% due 2035	580	622
5.500% due 2036	639	676
5.857% due 2036 (Ê)	1,333	1,409
5.900% due 2036 (Ê)	1,982	2,089
5.966% due 2036 (Ê)	1,462	1,543
6.000% due 2036	566	604
5.000% due 2037	627	651
5.464% due 2037 (Ê)	1,724	1,813
5.682% due 2037 (Ê)	1,109	1,169
5.684% due 2037 (Ê)	7,537	7,949
5.695% due 2037 (Ê)	2,294	2,421
5.709% due 2037 (Ê)	2,830	2,986
5.800% due 2037 (Ê)	741	783
5.808% due 2037 (Ê)	2,346	2,480
5.884% due 2037 (Ê)	1,054	1,115
6.000% due 2037	14,731	15,689
5.000% due 2038	749	778
5.500% due 2038	93,113	98,145
6.000% due 2038	92,646	98,585
6.500% due 2038	1,468	1,576
4.500% due 2039	13,763	13,923
5.000% due 2039	76,856	79,763
6.000% due 2039	335	356
30 Year TBA (Ï)
5.500%	4,800	5,622
Freddie Mac Reference REMIC Series 2006-R00 Class AK 5.750% due 12/15/18	1,638	1,708
Freddie Mac REMICS
Series 1991-103 Class Z
9.000% due 02/15/21	58	58
Series 1994-167 Class J
6.000% due 04/15/23	24	24
Series 1994-173 Class Z
7.000% due 05/15/24	286	301
Series 1999-212 Class SG (Ê)(Å)
Interest Only STRIP
6.750% due 06/17/27	1,225	194
Series 2000-224 Class SC (Ê)
Interest Only STRIP
7.255% due 08/15/30	41	5

	Principal Amount ($) or Shares	Market Value $
Series 2000-226 Class F (Ê)
0.695% due 11/15/30	64	64
Series 2001-229 Class KF (Ê)
0.494% due 07/25/22	962	944
Series 2001-232 Class ZQ
6.500% due 06/15/31	1,646	1,788
Series 2002-246 Class SJ (Ê)
Interest Only STRIP
7.755% due 03/15/32	163	19
Series 2003-256 Class FJ (Ê)
0.645% due 02/15/33	1,407	1,394
Series 2003-259 Class IQ
Interest Only STRIP
5.000% due 06/15/17	706	28
Series 2003-261 Class UI
Interest Only STRIP
6.500% due 05/15/33	67	11
Series 2003-262 Class AB
2.900% due 11/15/14	404	405
Series 2003-262 Class QH
5.000% due 05/15/33	1,590	1,664
5.000% due 06/15/33	1,625	1,699
Series 2003-264 Class IM
Interest Only STRIP
7.000% due 07/15/33	375	71
Series 2003-266 Class MA
4.500% due 10/15/31	783	809
Series 2003-269 Class LG
4.500% due 10/15/23	1,370	1,383
Series 2003-272 Class TA
4.500% due 12/15/33	1,275	1,265
Series 2004-275 Class FM (Ê)
0.595% due 12/15/30	178	177
Series 2004-277 Class UF (Ê)
0.539% due 06/15/33	2,044	2,034
Series 2004-281 Class DF (Ê)
0.689% due 06/15/23	558	554
Series 2004-282 Class JE
4.500% due 07/15/19	5,360	5,601
Series 2004-287 Class AL
5.000% due 10/15/24	3,710	3,958
Series 2005-294 Class FA (Ê)
0.409% due 03/15/20	1,060	1,042
Series 2005-299 Class KF (Ê)
0.639% due 06/15/35	311	308
Series 2005-301 Class IM
Interest Only STRIP
5.500% due 01/15/31	1,411	99
Series 2005-303 Class XA (Ê)(Å)
Zero coupon due 09/15/35	239	220
Series 2005-305 Class JF (Ê)
0.539% due 10/15/35	268	266
Series 2006-312 Class HT
5.000% due 03/15/26	3,911	4,106
Series 2006-313 Class FP (Ê)(Å)
Zero coupon due 04/15/36	454	446

178	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-313 Class X (Ê)(Å)
Zero coupon due 04/15/36	59	57
Series 2006-314 Class LF (Ê)
0.539% due 05/15/36	463	457
Series 2006-315 Class EQ
5.000% due 05/15/26	1,840	1,934
Series 2006-316 Class X (Ê)(Å)
Zero coupon due 06/15/36	55	54
Series 2007-327 Class SX (Ê)(Å)
Zero coupon due 07/15/36	129	124
Series 2007-327 Class UF (Ê)(Å)
Zero coupon due 02/15/37	148	144
Series 2007-327 Class WF (Ê)(Å)
Zero coupon due 09/15/36	76	72
Series 2007-330 Class GL (Ê)(Å)
17.829% due 04/15/37	283	326
Series 2007-333 Class BF (Ê)
0.389% due 07/15/19	2,574	2,539
Series 2007-333 Class FT (Ê)
0.389% due 08/15/19	5,854	5,767
Series 2009-356 Class LB
4.000% due 08/15/29	3,373	3,208
Freddie Mac Strips
Series 1998-191 Class IO
Interest Only STRIP
8.000% due 01/01/28	46	10
Series 1998-194 Class IO
Interest Only STRIP
6.500% due 04/01/28	199	37
Series 2001-212 Class IO
Interest Only STRIP
6.000% due 05/01/31	249	54
Series 2001-215 Class IO
Interest Only STRIP
8.000% due 06/01/31	141	27
GE Capital Commercial Mortgage Corp.
Series 2001-1 Class A2
6.531% due 05/15/33	5,900	6,164
Series 2001-1 Class B
6.719% due 05/15/33	192	196
Series 2002-1A Class A3
6.269% due 12/10/35	1,240	1,320
Series 2002-3A Class A1
4.229% due 12/10/37	2,019	2,038
Series 2003-C2 Class A4
5.145% due 07/10/37	20	21
Series 2004-C2 Class A2
4.119% due 03/10/40	21	22
Ginnie Mae I
11.000% due 2013	5	5
10.500% due 2015	34	38
11.000% due 2015	1	1
7.000% due 2016	6	6
10.500% due 2016	44	48
8.000% due 2017	—	—
11.000% due 2020	24	26
10.500% due 2021	44	49

	Principal Amount ($) or Shares	Market Value $
8.000% due 2022	15	17
10.000% due 2022	69	77
7.500% due 2024	22	24
8.000% due 2025	10	11
10.000% due 2025	53	61
8.000% due 2030	252	289
7.500% due 2031	49	56
8.000% due 2031	2	2
7.500% due 2032	16	18
8.000% due 2032	12	14
6.000% due 2038	5,710	6,078
4.500% due 2039	8,658	8,800
5.000% due 2039	24,301	25,304
30 Year TBA (Ï)
4.500%	89,435	90,693
5.000%	37,095	38,532
5.500%	5,215	5,500
6.500%	44,000	46,777
Ginnie Mae II
4.125% due 2023 (Ê)	249	253
4.375% due 2023 (Ê)	167	170
4.625% due 2023 (Ê)	27	27
4.125% due 2024 (Ê)	209	213
4.625% due 2024 (Ê)	172	177
4.125% due 2025 (Ê)	10	10
4.375% due 2025 (Ê)	303	312
4.625% due 2025 (Ê)	10	10
4.125% due 2026 (Ê)	91	92
8.500% due 2026	27	30
4.125% due 2027 (Ê)	6	6
4.375% due 2027 (Ê)	124	127
4.625% due 2027 (Ê)	164	169
4.375% due 2028 (Ê)	3	3
4.125% due 2029 (Ê)	212	215
4.375% due 2030 (Ê)	83	84
5.000% due 2099	2,000	2,064
30 Year TBA (Ï)
5.000%	3,000	3,113
GMAC Commercial Mortgage Securities, Inc.
Series 2001-C1 Class B
6.670% due 04/15/34	985	1,008
Series 2003-C3 Class A4
5.023% due 04/10/40	218	225
Series 2004-C3 Class A4
4.547% due 12/10/41	475	476
GMAC Mortgage Corp. Loan Trust
Series 2004-JR1 Class A6 (Ê)
0.694% due 12/25/33	853	689
Series 2005-AR2 Class 4A (Ê)
5.163% due 05/25/35	7,499	6,391
Series 2005-AR6 Class 3A1
5.312% due 11/19/35	2,880	2,335
Goldman Sachs Mortgage Securities Corp. II Series 2007-GG1 Class A4 5.805% due 08/10/45	11,375	9,549

Russell Strategic Bond Fund	179

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Government National Mortgage Association
Series 1998-23 Class ZA
6.500% due 09/20/28	1,522	1,655
Series 1999-27 Class SE (Ê)(Å)
Interest Only STRIP
8.355% due 08/16/29	162	29
Series 1999-40 Class FE (Ê)
0.795% due 11/16/29	760	761
Series 1999-44 Class SA (Ê)(Å)
Interest Only STRIP
8.305% due 12/16/29	237	34
Series 2000-29 Class S (Ê)(Å)
Interest Only STRIP
8.255% due 09/20/30	25	3
Series 2001-46 Class SA (Ê)(Å)
Interest Only STRIP
7.335% due 09/16/31	23	2
Series 2002-27 Class SA (Ê)(Å)
Interest Only STRIP
7.755% due 05/16/32	36	5
Series 2009-69 Class CN
5.000% due 11/20/38	1,482	1,538
Series 2009-93 Class D
5.000% due 10/20/39	4,000	3,993
Series 2009-93 Class DM
5.500% due 04/16/39	5,000	5,112
Greenpoint Mortgage Funding Trust (Ê)
Series 2006-AR5 Class A1A
0.324% due 10/25/46	2,780	2,332
Series 2006-AR6 Class A1A
0.324% due 10/25/46	780	672
Series 2006-AR8 Class 1A1A
0.324% due 01/25/47	421	367
Series 2007-AR3 Class A1
0.464% due 06/25/37	5,351	2,693
Greenpoint Mortgage Pass-Through Certificates (Ê) Series 2003-1 Class A1 3.829% due 10/25/33	1,114	911
Greenwich Capital Commercial Funding Corp.
Series 2002-C1 Class XP (Þ)
Interest Only STRIP
2.232% due 01/11/35	10,540	18
Series 2003-C2 Class A2
4.022% due 01/05/36	779	786
Series 2004-GG1 Class A7
5.317% due 06/10/36	6,065	6,199
Series 2005-GG3 Class A4
4.799% due 08/10/42	100	95
Series 2005-GG5 Class A41
5.243% due 04/10/37	3,720	3,678
Series 2006-GG7 Class A4
6.116% due 07/10/38	7,295	6,995
Series 2007-GG9 Class A4
5.444% due 03/10/39	3,810	3,400

	Principal Amount ($) or Shares	Market Value $
GS Mortgage Securities Corp. II
Series 2004-GG2 Class A3
4.602% due 08/10/38	377	377
Series 2006-GG6 Class A4
5.553% due 04/10/38	5,030	4,727
Series 2006-GG8 Class A4
5.560% due 11/10/39	450	413
Series 2006-GG8 Class AAB
5.535% due 11/10/39	2,735	2,699
Series 2007-EOP Class A1 (Ê)(Þ)
0.334% due 03/06/20	2,345	2,222
GSMPS Mortgage Loan Trust (Þ)
Series 1998-1 Class A
8.000% due 09/19/27	130	131
Series 1998-3 Class A
7.750% due 09/19/27	133	129
Series 1999-3 Class A
8.000% due 08/19/29	322	328
Series 2005-RP1 Class 1A3
8.000% due 01/25/35	1,279	1,170
Series 2005-RP1 Class 1A4
8.500% due 01/25/35	945	865
Series 2006-RP1 Class 1A2
7.500% due 01/25/36	777	605
Series 2006-RP1 Class 1A3
8.000% due 01/25/36	486	444
GSR Mortgage Loan Trust
Series 2004-5 Class 3A2 (Ê)
4.679% due 05/25/34	2,321	2,286
Series 2004-7 Class 1A1
3.724% due 06/25/34	455	395
Series 2004-11 Class 1A1
3.837% due 09/25/34	344	278
Series 2004-12 Class 2A3
3.553% due 12/25/34	364	273
Series 2005-AR6 Class 2A1 (Ê)
3.936% due 09/25/35	3,798	3,394
Series 2005-AR7 Class 6A1
5.237% due 11/25/35	2,641	2,374
Series 2006-1F Class 5A2
6.000% due 02/25/36	641	200
Series 2006-OA1 Class 2A1 (Ê)
0.434% due 08/25/46	1,617	1,149
Series 2007-AR1 Class B1
5.748% due 03/25/37	2,275	81
Harborview Mortgage Loan Trust
Series 2005-1 Class 2A1A (Ê)
0.515% due 03/19/35	141	77
Series 2005-2 Class 2A1A (Ê)
Interest Only STRIP
0.465% due 05/19/35	187	104
Series 2005-4 Class 3A1
5.142% due 07/19/35	1,800	1,362
Series 2005-5 Class 2A1B (Ê)
Interest Only STRIP
0.535% due 07/19/45	361	84
Series 2005-10 Class 2A1A (Ê)
0.555% due 11/19/35	2,199	1,280

180	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-10 Class 2A1B (Ê)
Interest Only STRIP
0.625% due 11/19/35	800	260
Series 2005-14 Class 3A1A
5.313% due 12/19/35	638	504
Series 2005-15 Class 2A11 (Ê)
Interest Only STRIP
0.515% due 10/20/45	1,244	680
Series 2005-16 Class 2A1A (Ê)
Interest Only STRIP
0.485% due 01/19/36	465	251
Series 2005-16 Class 3A1B (Ê)
Interest Only STRIP
0.585% due 01/19/36	933	267
Series 2006-1 Class 2A1A (Ê)
0.485% due 03/19/36	1,697	944
Series 2006-5 Class 2A1A (Ê)
0.425% due 07/19/46	3,062	1,565
Series 2006-7 Class 2A1A (Ê)
0.445% due 09/19/46	1,721	926
Series 2006-9 Class 2A1A (Ê)
0.455% due 11/19/36	2,364	1,325
Series 2006-10 Class 2A1A (Ê)
0.425% due 11/19/36	2,533	1,242
Series 2006-10 Class 2A1B (Ê)
0.485% due 11/19/36	2,274	439
Series 2006-12 Class 2A2A (Ê)
0.435% due 01/19/38	14,008	6,862
Series 2006-12 Class 2A2B (Ê)
0.495% due 01/19/38	4,979	1,316
Series 2006-14 Class 2A1A (Ê)
0.395% due 01/25/47	6,449	3,283
Series 2006-14 Class 2A1B (Ê)
0.445% due 01/25/47	1,774	451
Series 2007-1 Class 2A1A (Ê)
0.375% due 04/19/38	1,673	879
Impac Secured Assets CMN Owner Trust (Ê)
Series 2005-2 Class A1
0.564% due 03/25/36	899	389
Series 2006-4 Class A2A
0.324% due 01/25/37	109	64
Indymac Index Mortgage Loan Trust (Ê)
Series 2004-AR1 Class 2A
4.699% due 12/25/34	117	82
Series 2005-AR1 Class 1A1
3.491% due 08/25/35	4,076	2,328
Series 2005-AR2 Class 1A21
5.636% due 12/25/35	939	646
Series 2005-AR3 Class 1A1
3.892% due 01/25/36	1,129	650
Series 2006-AR1 Class 1A1A
0.334% due 11/25/46	177	162
Series 2006-AR1 Class 1A4A
0.414% due 11/25/46	8,529	2,721
Series 2006-AR2 Class A2
0.324% due 11/25/36	756	460

	Principal Amount ($) or Shares	Market Value $
Series 2006-AR3 Class 2A1A
0.414% due 01/25/37	8,192	4,102
Series 2006-AR4 Class A1B
0.544% due 05/25/46	5,942	1,449
Series 2006-AR8 Class A2A3
0.364% due 07/25/46	3,052	2,972
Series 2006-AR9 Class 1A1
5.629% due 06/25/36	9,254	5,974
Series 2007-AR5 Class 1A1
5.634% due 05/25/37	9,326	4,982
JP Morgan Alternative Loan Trust Series 2006-A4 Class A7 6.300% due 09/25/36	15,975	4,920
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2001-CIB Class A2
6.044% due 11/15/35	393	404
Series 2001-CIB Class D
6.751% due 03/15/33	115	115
Series 2002-C1 Class A3
5.376% due 07/12/37	7,270	7,529
Series 2002-C2 Class A2
5.050% due 12/12/34	12,000	12,330
Series 2003-C1 Class A2
4.985% due 01/12/37	3,748	3,855
Series 2004-LN2 Class A1
4.475% due 07/15/41	3,745	3,791
Series 2005-LDP Class A3A1
4.871% due 10/15/42	4,125	4,137
Series 2005-LDP Class A4
4.918% due 10/15/42	1,595	1,584
Series 2006-CB1 Class A4
5.814% due 06/12/43	10,660	10,418
5.552% due 05/12/45	3,960	3,886
Series 2006-LDP Class A3
5.336% due 05/15/47	5,313	4,782
Series 2006-LDP Class A3B
5.447% due 05/15/45	3,675	3,616
Series 2006-LDP Class A4
5.475% due 04/15/43	6,095	5,924
5.875% due 04/15/45	5,405	5,288
5.399% due 05/15/45	3,705	3,439
Series 2006-LDP Class AJ
6.065% due 04/15/45	1,505	888
Series 2007-CB1 Class A4
5.440% due 06/12/47	7,000	6,368
Series 2007-CB2 Class AJ
6.303% due 02/12/51	1,320	694
Series 2007-LD1 Class A4
5.882% due 02/15/51	3,365	2,964
Series 2007-LD1 Class AM
6.260% due 02/15/51	1,050	789
Series 2007-LDP Class A3
5.420% due 01/15/49	10,350	9,066
JP Morgan Mortgage Trust (Ê)
Series 2005-A1 Class 6T1
5.014% due 02/25/35	745	706

Russell Strategic Bond Fund	181

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-A4 Class 1A1
5.385% due 07/25/35	1,782	1,608
Series 2005-A4 Class 2A1
5.056% due 07/25/35	5,054	4,425
Series 2005-A6 Class 1A2
5.147% due 09/25/35	2,650	2,022
Series 2005-A8 Class 1A1
5.396% due 11/25/35	5,795	5,022
Series 2006-A3 Class 2A3
5.590% due 05/25/36	845	514
Series 2006-A3 Class 7A1
4.583% due 04/25/35	372	327
Series 2006-A4 Class 1A4
5.803% due 06/25/36	2,577	1,635
Series 2006-A6 Class 1A2
6.007% due 10/25/36	395	317
Series 2007-A1 Class 1A1
4.019% due 07/25/35	600	556
Series 2007-A1 Class 2A2
4.069% due 07/25/35	1,130	1,061
Series 2007-A1 Class 4A2
4.067% due 07/25/35	549	518
Series 2007-A1 Class 5A2
4.351% due 07/25/35	1,033	969
Series 2007-A1 Class B1
4.622% due 07/25/35	156	19
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2007-CB2 Class A4 5.794% due 02/12/51	6,270	5,684
LB-UBS Commercial Mortgage Trust
Series 2000-C4 Class B
7.480% due 07/15/32	55	57
Series 2000-C5 Class A2
6.510% due 12/15/26	328	339
Series 2001-C2 Class A2
6.653% due 11/15/27	14,645	15,347
Series 2002-C2 Class F
5.794% due 07/15/35	939	869
Series 2002-C2 Class G
5.873% due 07/15/35	1,433	1,155
Series 2002-C4 Class A5
4.853% due 09/15/31	1,000	1,034
Series 2003-C8 Class A2
4.207% due 11/15/27	129	130
Series 2004-C4 Class A2
4.567% due 06/15/29	225	226
Series 2006-C1 Class A4
5.156% due 02/15/31	4,500	4,407
Series 2006-C3 Class A4
5.661% due 03/15/39	3,130	3,052
Series 2006-C4 Class A4
5.882% due 06/15/38	2,975	2,933
Series 2007-C1 Class A3
5.398% due 02/15/40	3,355	3,320
Series 2007-C1 Class A4
5.424% due 02/15/40	500	422

	Principal Amount ($) or Shares	Market Value $
Series 2007-C2 Class AM
5.493% due 02/15/40	1,100	770
Series 2007-C6 Class A4
5.858% due 07/15/40	3,990	3,425
Series 2007-C7 Class A3
5.866% due 09/15/45	5,490	4,996
Lehman Brothers Floating Rate Commercial Mortgage Trust (Ê)(Å)
Series 2006-LLF Class A1
0.319% due 09/15/21	141	130
Series 2006-LLF Class A2
0.365% due 09/15/21	2,254	1,825
Lehman Mortgage Trust
Series 2005-2 Class 2A3
5.500% due 12/25/35	732	681
Series 2005-3 Class 1A3
5.500% due 01/25/36	4,192	3,591
Series 2006-8 Class 2A1 (Ê)
0.664% due 12/25/36	8,999	4,486
Series 2007-8 Class 3A1
7.250% due 09/25/37	15,073	9,223
Lehman XS Trust (Ê)
Series 2005-5N Class 3A1A
0.544% due 11/25/35	2,130	1,234
Series 2005-9N Class 1A1
0.514% due 02/25/36	1,229	660
Series 2006-4N Class A2A
0.464% due 04/25/46	3,734	1,820
Series 2006-16N Class A4A
0.434% due 11/25/46	3,890	1,915
Series 2007-4N Class 3A2A
1.651% due 03/25/47	7,070	3,416
Series 2007-7N Class 1A2
0.484% due 06/25/47	10,551	3,150
Series 2007-16N Class 2A2
1.094% due 09/25/47	13,375	6,562
Luminent Mortgage Trust (Ê)
Series 2006-1 Class A1
0.484% due 04/25/36	1,750	875
Series 2006-1 Class A2
0.564% due 04/25/36	8,308	1,611
Series 2006-2 Class A1A
0.444% due 02/25/46	3,249	1,556
Series 2006-3 Class 12A2
0.504% due 05/25/36	5,929	1,407
Series 2006-5 Class A1A
0.434% due 07/25/36	2,943	1,457
Series 2006-6 Class A1
0.444% due 10/25/46	1,347	616
Mastr Adjustable Rate Mortgages Trust (Ê)
Series 2004-10 Class 2A2
4.099% due 10/25/34	9	3
Series 2005-1 Class B1
4.837% due 03/25/35	1,142	163
Series 2005-6 Class 7A1
5.331% due 06/25/35	527	417

182	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-7 Class 2A2
5.336% due 09/25/35	1,925	323
Series 2006-1 Class I2A3 (Ê)
1.661% due 01/25/47	3,897	988
Series 2006-2 Class 3A1
4.844% due 01/25/36	509	426
Series 2006-2 Class 4A1
4.990% due 02/25/36	4,338	3,926
Series 2006-OA2 Class 4A1B (Ê)
2.117% due 12/25/46	13,225	5,635
Mastr Alternative Loans Trust
Series 2003-4 Class B1 (Ê)
5.704% due 06/25/33	1,567	1,000
Series 2003-6 Class 3A1
8.000% due 09/25/33	78	77
Series 2004-10 Class 5A6
5.750% due 09/25/34	2,214	2,138
Mastr Asset Securitization Trust
Series 2003-7 Class 4A35 (Ê)
0.644% due 09/25/33	1,438	1,341
Series 2003-11 Class 6A8 (Ê)
0.744% due 12/25/33	2,711	2,486
Series 2004-4 Class 2A2 (Ê)
0.694% due 04/25/34	410	377
Series 2005-2 Class 1A1
5.250% due 11/25/35	945	847
Mastr Reperforming Loan Trust (Þ)
Series 2005-1 Class 1A5
8.000% due 08/25/34	820	773
Series 2005-2 Class 1A4
8.000% due 05/25/35	1,444	1,349
Mastr Specialized Loan Trust (Þ) Series 2005-2 Class A2 5.150% due 07/25/35	535	442
Mellon Residential Funding Corp. (Ê) Series 2000-TBC Class A1 0.725% due 06/15/30	817	700
Merrill Lynch Alternative Note Asset (Ê) Series 2007-OAR Class A1 0.434% due 07/25/47	350	173
Merrill Lynch First Franklin Mortgage Loan Trust (Ê) Series 2007-4 Class 2A1 0.304% due 07/25/37	2,953	2,797
Merrill Lynch Floating Trust (Ê)(Þ) Series 2006-1 Class A1 0.309% due 06/15/22	2,382	2,141
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A2 Class A2 (Ê)
4.476% due 02/25/35	841	782
Series 2005-A8 Class A1B1
5.250% due 08/25/36	292	286
Series 2005-A10 Class A (Ê)
0.454% due 02/25/36	637	437
Series 2006-AF1 Class AF2B
6.250% due 08/25/36	1,909	1,459

	Principal Amount ($) or Shares	Market Value $
Merrill Lynch Mortgage Trust
1.072% due 01/01/21	4,800	4,029
Series 2002-MW1 Class J (Þ)
5.695% due 07/12/34	550	184
Series 2004-MKB Class A2
4.353% due 02/12/42	998	1,005
Series 2005-CIP Class A2
4.960% due 07/12/38	75	75
Series 2005-CIP Class AM
5.107% due 07/12/38	2,130	1,883
Series 2006-C1 Class A4
5.839% due 05/12/39	825	800
Series 2006-C1 Class ASB
5.839% due 05/12/39	215	221
Series 2007-C1 Class AM
5.829% due 06/12/50	360	258
Series 2008-C1 Class A4
5.690% due 02/12/51	3,240	2,910
Series 2008-C1 Class AJ
6.266% due 02/12/51	3,245	1,596
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-6 Class A4
5.485% due 03/12/51	900	737
Series 2007-8 Class A3
5.957% due 08/12/49	1,100	946
Series 2007-9 Class AM
5.856% due 09/12/17	2,250	1,576
MLCC Mortgage Investors, Inc. (Ê)
Series 2004-HB1 Class A2
1.326% due 04/25/29	213	130
Series 2005-2 Class 3A
1.244% due 10/25/35	253	217
Series 2005-3 Class 5A
0.494% due 11/25/35	1,174	756
Morgan Stanley Capital I
Series 1999-FNV Class G (Þ)
6.120% due 03/15/31	607	600
Series 2004-IQ8 Class A3
4.500% due 06/15/40	4	4
Series 2004-T15 Class A3
5.030% due 06/13/41	2,500	2,555
Series 2005-HQ7 Class A4
5.207% due 11/14/42	4,000	4,038
Series 2005-IQ1 Class AAB
5.178% due 09/15/42	4,115	4,250
Series 2006-HQ1 Class A4
5.328% due 11/12/41	1,975	1,916
Series 2006-HQ1 Class AM
5.360% due 11/12/41	2,255	1,825
Series 2006-HQ8 Class A4
5.385% due 03/12/44	4,790	4,730
Series 2006-HQ9 Class A4
5.731% due 07/12/44	4,089	4,060
Series 2006-IQ1 Class A4
5.770% due 10/15/42	10,000	9,771

Russell Strategic Bond Fund	183

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-HQ1 Class A3
5.569% due 12/15/44	660	568
Series 2007-HQ1 Class D (Þ)
6.303% due 12/15/44	2,092	478
Series 2007-IQ1 Class A2
5.610% due 04/15/49	5,000	5,062
Series 2007-IQ1 Class A4
5.809% due 12/12/49	8,460	7,646
Series 2007-IQ1 Class AM
5.406% due 03/15/44	1,950	1,473
Series 2007-T27 Class A1
5.606% due 06/11/42	2,233	2,312
Morgan Stanley Dean Witter Capital I
Series 2001-TOP Class E (Þ)
7.594% due 02/15/33	280	258
Morgan Stanley Mortgage Loan Trust Series 2006-2 Class 6A 6.500% due 02/25/36	2,735	1,705
Morgan Stanley Reremic Trust (Å) Series 2009-GG1 Class A4B 5.805% due 08/12/45	8,790	6,384
MortgageIT Trust (Ê) Series 2006-1 Class 2A1B 0.524% due 04/25/36	3,440	938
Nomura Asset Acceptance Corp.
Series 2005-WF1 Class 2A2
4.786% due 03/25/35	1,356	1,130
Series 2006-AF2 Class 1A1 (Ê)
0.344% due 08/25/36	845	656
Series 2006-AP1 Class A2
5.515% due 01/25/36	6,888	4,320
PHH Alternative Mortgage Trust (Ê) Series 2007-3 Class A1 0.354% due 07/25/37	3,993	3,288
Prime Mortgage Trust
Series 2004-CL1 Class 1A1
6.000% due 02/25/34	245	251
Series 2004-CL1 Class 1A2 (Ê)
0.644% due 02/25/34	113	102
Series 2004-CL1 Class 2A2 (Ê)
0.644% due 02/25/19	24	23
RESI Finance, LP (Ê)(Þ) Series 2007-B Class B5 1.345% due 04/15/39	2,765	28
Residential Accredit Loans, Inc.
Series 2004-QS5 Class A1
4.600% due 04/25/34	1,004	953
Series 2004-QS5 Class A6 (Ê)
0.844% due 04/25/34	341	238
Series 2004-QS8 Class A4 (Ê)
0.644% due 06/25/34	1,809	1,534
Series 2005-QA1 Class A41
5.658% due 09/25/35	1,356	941
Series 2005-QA8 Class NB3
5.473% due 07/25/35	1,679	1,281
Series 2005-QO4 Class 2A1 (Ê)
0.524% due 12/25/45	2,135	1,164

	Principal Amount ($) or Shares	Market Value $
Series 2005-QO5 Class A1 (Ê)
1.758% due 01/25/46	4,959	2,777
Series 2005-QS1 Class 2A1
6.000% due 09/25/35	4,268	3,125
Series 2005-QS1 Class 2A3
5.750% due 09/25/35	10,697	8,484
Series 2005-QS7 Class A1
5.500% due 06/25/35	754	634
Series 2006-QO1 Class 1A1 (Ê)
0.504% due 02/25/46	477	194
Series 2006-QO1 Class 2A1 (Ê)
0.514% due 02/25/46	579	228
Series 2006-QO1 Class A1 (Ê)
0.404% due 01/25/37	698	365
Series 2006-QO1 Class A2 (Ê)
0.444% due 01/25/37	4,654	1,078
Series 2006-QO4 Class 2A2 (Ê)
0.484% due 04/25/46	1,086	246
Series 2006-QO5 Class 2A2 (Ê)
0.474% due 05/25/46	11,085	2,198
Series 2006-QO7 Class 3A1 (Ê)
0.344% due 09/25/46	8,264	7,743
Series 2006-QS6 Class 1A13
6.000% due 06/25/36	2,817	2,282
Series 2007-QH9 Class A1
6.514% due 11/25/37	14,696	7,215
Series 2007-QO4 Class A1 (Ê)
0.444% due 05/25/47	26,846	14,137
Series 2007-QS6 Class A1 (Ê)
0.574% due 04/25/37	16,129	6,366
Residential Asset Mortgage Products, Inc.
Series 2004-SL1 Class A3
7.000% due 11/25/31	29	29
Series 2004-SL4 Class A3
6.500% due 07/25/32	275	271
Residential Asset Securitization Trust
Series 2003-A15 Class 1A2 (Ê)
0.694% due 02/25/34	2,190	1,951
Series 2007-A5 Class 2A3
6.000% due 05/25/37	1,574	1,212
Series 2007-A9 Class A6
6.250% due 09/25/37	10,803	7,078
Residential Funding Mortgage Securities I
Series 2003-S5 Class 1A2 (Ê)
0.694% due 11/25/18	827	822
Series 2003-S14 Class A5 (Ê)
0.644% due 07/25/18	1,741	1,254
Series 2003-S20 Class 1A7 (Ê)
0.744% due 12/25/33	72	72
Series 2005-SA4 Class 1A21
5.204% due 09/25/35	2,056	1,408
Series 2005-SA4 Class 2A1
5.211% due 09/25/35	3,278	2,753
Series 2005-SA4 Class 2A2
5.190% due 09/25/35	3,738	3,166
Series 2006-SA3 Class 3A1
6.049% due 09/25/36	1,383	1,034

184	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-SA4 Class 2A1
6.100% due 11/25/36	925	626
Series 2007-S5 Class A9
6.000% due 05/25/37	875	525
Series 2007-S9 Class 1A1
6.000% due 10/25/37	4,195	3,197
SBA CMBS Trust (Þ) Series 2006-1A Class B 5.451% due 11/15/36	3,725	3,725
Sequoia Mortgage Trust (Ê) Series 2004-3 Class A 0.929% due 05/20/34	1,969	1,526
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-5 Class 3A1 (Ê)
3.536% due 05/25/34	2,253	1,985
Series 2004-12 Class 3A2 (Ê)
3.385% due 09/25/34	951	803
Series 2004-16 Class 3A1 (Ê)
4.220% due 11/25/34	4,383	3,837
Series 2004-18 Class 5A
5.500% due 12/25/34	502	386
Series 2004-20 Class 3A1 (Ê)
5.255% due 01/25/35	2,151	1,709
Series 2005-7 Class 1A3 (Ê)
3.224% due 04/25/35	1,217	830
Series 2005-17 Class 3A1 (Ê)
5.322% due 08/25/35	47	35
Series 2005-19X Class 1A1 (Ê)
0.564% due 10/25/35	617	354
Series 2005-21 Class 7A1 (Ê)
6.007% due 11/25/35	16,641	12,180
Series 2005-22 Class 4A2 (Ê)
5.351% due 12/25/35	153	33
Series 2006-1 Class 2A3 (Ê)
5.665% due 02/25/36	1,434	294
Series 2006-5 Class 5A4 (Ê)
5.495% due 06/25/36	357	86
Series 2006-12 Class 2A1 (Ê)
5.853% due 01/25/37	5,096	3,459
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2005-AR5 Class A3
0.495% due 07/19/35	347	263
Series 2005-AR8 Class A2
2.237% due 02/25/36	3,045	1,665
Series 2006-AR1 Class 2A1
0.474% due 02/25/36	802	432
Series 2006-AR1 Class 3A1
0.474% due 02/25/36	624	338
Series 2006-AR2 Class A2
0.554% due 02/25/36	316	81
Series 2006-AR3 Class 3A1
0.434% due 02/25/36	733	363
Series 2006-AR5 Class 1A2
0.504% due 05/25/46	603	183

	Principal Amount ($) or Shares	Market Value $
Series 2006-AR6 Class 1A3
0.434% due 07/25/46	1,510	693
Series 2006-AR7 Class A12
0.494% due 08/25/36	5,062	1,135
Series 2006-AR8 Class A1A
0.444% due 10/25/36	7,551	3,705
Series 2007-AR1 Class 1A2
0.444% due 01/25/37	5,293	1,237
Series 2007-AR4 Class A4A
0.424% due 09/25/47	6,666	3,503
Structured Asset Securities Corp.
Series 2003-26A Class 3A5 (Ê)
3.270% due 09/25/33	2,658	2,398
Series 2004-12H Class 1A
6.000% due 05/25/34	322	302
Series 2004-21X Class 1A3
4.440% due 12/25/34	478	474
Series 2005-6 Class B2 (Ê)
2.243% due 05/25/35	367	39
Suntrust Alternative Loan Trust (Ê) Series 2006-1F Class 3A 0.594% due 04/25/36	1,362	434
Thornburg Mortgage Securities Trust (Ê)
Series 2003-2 Class A1
0.924% due 04/25/43	864	738
Series 2006-5 Class A1
0.364% due 09/25/46	4,691	4,482
Series 2006-6 Class A1
0.354% due 11/25/46	1,286	1,243
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16 Class A2
4.380% due 10/15/41	1,539	1,538
Series 2005-C20 Class A4
5.238% due 07/15/42	5,000	5,051
Series 2005-C21 Class A4
5.209% due 10/15/44	5,500	5,569
Series 2006-C28 Class A2
5.500% due 10/15/48	2,170	2,209
Series 2006-C28 Class A4
5.572% due 10/15/48	120	116
Series 2006-C29 Class E
5.516% due 11/15/48	2,682	418
Series 2006-WL7 Class A1 (Ê)(Þ)
0.329% due 09/15/21	12,151	10,663
Series 2007-C31 Class A4
5.509% due 04/15/47	1,284	1,042
Series 2007-WHL Class A1 (Ê)(Þ)
0.325% due 06/15/20	3,222	2,758
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2005-4 Class CB11
5.500% due 06/25/35	1,200	729
Series 2006-1 Class 4CB
6.500% due 02/25/36	14,350	10,669
Series 2006-5 Class 3A2
6.000% due 07/25/36	500	378

Russell Strategic Bond Fund	185

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-AR2 Class A1A (Ê)
1.698% due 04/25/46	1,584	817
Series 2006-AR6 Class 1A (Ê)
0.434% due 07/25/46	828	413
Series 2006-AR8 Class 2A (Ê)
1.607% due 10/25/46	2,683	1,035
Series 2006-AR9 Class 2A (Ê)
1.597% due 11/25/46	3,044	1,315
Series 2007-OA1 Class 2A (Ê)
0.964% due 12/25/46	21,312	9,987
Series 2007-OA1 Class CA1C (Ê)
Interest Only STRIP
0.444% due 12/25/46	3,166	308
Washington Mutual Mortgage Pass Through Certificates
Series 2002-AR9 Class 1A (Ê)
2.158% due 08/25/42	182	137
Series 2003-S9 Class A2 (Ê)
0.794% due 10/25/33	1,812	1,781
Series 2004-AR1 Class A
3.692% due 03/25/34	198	181
Series 2004-AR3 Class A2
3.134% due 06/25/34	2,629	2,475
Series 2004-CB3 Class 1A
6.000% due 10/25/34	323	310
Series 2005-AR1 Class 1A1
4.824% due 10/25/35	1,683	1,466
5.045% due 12/25/35	1,213	1,110
Series 2005-AR1 Class A1A (Ê)
0.564% due 08/25/45	1,073	772
Series 2005-AR1 Class A1A1 (Ê)
0.534% due 10/25/45	3,311	2,441
0.504% due 11/25/45	12,256	8,809
0.514% due 12/25/45	384	269
Series 2005-AR1 Class A1A2 (Ê)
0.524% due 11/25/45	949	587
0.534% due 12/25/45	1,506	878
Series 2005-AR1 Class A1B1 (Ê)
0.494% due 11/25/45	197	171
0.494% due 12/25/45	853	821
Series 2005-AR6 Class B3 (Ê)
0.904% due 04/25/45	1,734	76
Series 2005-AR8 Class 2A1A (Ê)
0.534% due 07/25/45	922	656
Series 2005-AR8 Class 2AB3 (Ê)
0.604% due 07/25/45	600	281
Series 2006-AR1 Class 1A1
5.922% due 09/25/36	1,560	1,188
Series 2006-AR1 Class 1A4
5.607% due 11/25/36	6,830	5,204
Series 2006-AR1 Class 2A (Ê)
2.912% due 09/25/46	526	296
Series 2006-AR1 Class 3A1A (Ê)
1.677% due 09/25/46	1,368	662
Series 2006-AR2 Class 1A1
5.277% due 03/25/37	9,242	7,152

	Principal Amount ($) or Shares	Market Value $
Series 2006-AR7 Class 2A (Ê)
1.737% due 07/25/46	9,064	4,769
Series 2006-AR8 Class 1A5
5.838% due 08/25/46	256	75
Series 2006-AR8 Class 2A3 (Ê)
6.112% due 08/25/36	173	46
Series 2007-HY3 Class 4A1
5.319% due 03/25/37	7,919	6,068
Series 2007-HY3 Class 4B1
5.319% due 03/25/37	1,763	169
Series 2007-HY4 Class 1A1 (Ê)
5.453% due 04/25/37	1,998	1,376
Series 2007-OA2 Class 1A (Ê)
1.458% due 03/25/47	2,197	1,054
Wells Fargo Alternative Loan Trust
Series 2007-PA2 Class 1A1
6.000% due 06/25/37	2,448	1,743
Series 2007-PA6 Class A1 (Ê)
6.546% due 12/28/37	11,991	8,349
Wells Fargo Mortgage Backed Securities Trust
Series 2003-K Class 1A2 (Ê)
4.473% due 11/25/33	506	484
Series 2004-AA Class A1 (Ê)
4.981% due 12/25/34	1,583	1,545
Series 2004-CC Class A1 (Ê)
4.936% due 01/25/35	2,493	2,331
Series 2004-E Class A2 (Ê)
4.500% due 05/25/34	356	344
Series 2004-EE Class 2A1 (Ê)
3.169% due 12/25/34	128	123
Series 2004-H Class A1 (Ê)
4.526% due 06/25/34	233	223
Series 2004-I Class 1A1
4.062% due 07/25/34	1,240	1,202
Series 2004-T Class A1 (Ê)
3.309% due 09/25/34	323	312
Series 2005-6 Class A1
5.250% due 08/25/35	779	747
Series 2005-12 Class 1A7
5.500% due 11/25/35	1,935	1,069
Series 2005-14 Class 2A1
5.500% due 12/25/35	3,292	3,037
Series 2005-17 Class 1A1
5.500% due 01/25/36	1,836	1,693
Series 2005-17 Class 1A2
5.500% due 01/25/36	1,517	990
Series 2005-18 Class 1A1
5.500% due 01/25/36	7,234	6,673
Series 2005-AR1 Class 1A1 (Ê)
4.607% due 06/25/35	1,279	1,263
Series 2005-AR1 Class 2A1
4.250% due 10/25/35	5,817	5,089
Series 2005-AR2 Class 2A2 (Ê)
4.406% due 03/25/35	104	94
Series 2006-2 Class 2A3
5.500% due 03/25/36	3,204	2,780

186	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-2 Class 3A1
5.750% due 03/25/36	8,825	7,785
Series 2006-4 Class 1A8
5.750% due 04/25/36	735	672
Series 2006-4 Class 2A3
5.750% due 04/25/36	660	239
Series 2006-7 Class 2A1
6.000% due 06/25/36	2,332	2,057
Series 2006-8 Class A11
6.000% due 07/25/36	5,060	4,667
Series 2006-10 Class A19
6.000% due 08/25/36	1,543	1,427
Series 2006-16 Class A15
5.000% due 11/25/36	3,845	3,481
Series 2006-AR1 Class 1A2 (Ê)
6.028% due 09/25/36	708	177
Series 2006-AR1 Class 2A2
5.720% due 11/25/36	668	175
Series 2006-AR1 Class 2A4 (Ê)
6.067% due 10/25/36	1,092	250
Series 2006-AR1 Class 5A1 (Ê)
5.591% due 07/25/36	1,634	1,256
Series 2006-AR1 Class A1
5.648% due 12/25/36	4,001	3,366
Series 2006-AR1 Class A7
5.510% due 08/25/36	3,150	1,130
Series 2006-AR2 Class 2A1
4.950% due 03/25/36	2,608	2,231
Series 2006-AR4 Class 1A1 (Ê)
5.869% due 04/25/36	2,254	1,808
Series 2006-AR4 Class 2A1 (Ê)
5.779% due 04/25/36	3,901	3,324
Series 2006-AR5 Class 2A1 (Ê)
5.540% due 04/25/36	670	524
Series 2006-AR6 Class 7A1 (Ê)
5.113% due 03/25/36	10,122	9,067
Series 2007-8 Class 1A16
6.000% due 07/25/37	817	708
Series 2007-10 Class 2A5
6.250% due 07/25/37	1,963	1,780
Series 2007-11 Class A90
6.000% due 08/25/37	2,480	2,190
Series 2007-13 Class A1
6.000% due 09/25/37	4,084	3,865
Series 2007-14 Class 1A1
6.000% due 10/25/37	5,151	4,544

		2,998,490

Municipal Bonds - 1.0%
Chicago Transit Authority Revenue Bonds
6.300% due 12/01/21	500	539
6.899% due 12/01/40	5,200	5,680
City of Chicago Illinois General Obligation Unlimited (µ) 5.000% due 12/01/24	17,715	18,729

	Principal Amount ($) or Shares		Market Value $
City of Colorado Springs Colorado Revenue Bonds 5.000% due 11/15/33		200	207
County of Cook Illinois General Obligation Unlimited (µ) 5.000% due 11/15/26		15,000	15,662
Massachusetts Educational Financing Authority (Ê) Series 2008-1 Class A1 1.232% due 04/25/38		4,787	4,806
New Jersey Economic Development Authority Revenue Bonds 5.750% due 06/15/34		980	899
Public Power Generation Agency Revenue Bonds 7.242% due 01/01/41		100	101
San Diego Tobacco Settlement Revenue Funding Corp. Revenue Bonds 7.125% due 06/01/32		1,125	852
State of California General Obligation Unlimited
7.500% due 04/01/34		4,725	4,871
5.650% due 04/01/39 (Ê)		700	730
7.550% due 04/01/39		9,350	9,714
State of Louisiana Revenue Bonds (Ê) 3.000% due 05/01/43		4,200	4,224
State of Texas General Obligation Unlimited 4.750% due 04/01/35		600	606
Tobacco Settlement Authority of Iowa Revenue Bonds 6.500% due 06/01/23		405	312
Tobacco Settlement Finance Authority of West Virginia Revenue Bonds 7.467% due 06/01/47		4,035	3,061
Tobacco Settlement Financing Corp. Revenue Bonds 5.500% due 06/01/26		1,500	1,668
West Virginia Economic Development Authority Revenue Bonds (µ) 5.370% due 07/01/20		265	278

			72,939

Non-US Bonds - 0.9%
Brazil Notas do Tesouro Nacional Serie F Series NTNF 10.000% due 01/01/17	BRL	19,200	9,742
Bundesrepublik Deutschland Series 08 4.250% due 07/04/18	EUR	5,115	8,148
Byggingarsjodur Verkamanna
Series 2
3.750% due 04/15/34	ISK	352,560	2,761
Series 3
3.750% due 06/15/44	ISK	694,070	5,432

Russell Strategic Bond Fund	187

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Colombia Government International Bond 9.850% due 06/28/27	COP	826,000	420
Federative Republic of Brazil 12.500% due 01/05/22	BRL	2,500	1,579
Hellas Telecommunications Luxembourg V (Ê) Series REGS 4.496% due 10/15/12	EUR	1,875	2,263
Impress Holdings BV (Ê) Series REGS 4.121% due 09/15/13	EUR	875	1,207
Mexican Bonos Desarr 8.500% due 11/18/38	MXN	80,485	5,988
New South Wales Treasury Corp. Series 17RG 5.250% due 05/01/13	AUD	2,595	2,312
5.500% due 03/01/17	AUD	1,715	1,493
Republic of Colombia 9.850% due 06/28/27	COP	7,498,000	4,181
Rhodia SA (Ê) Series REGS 3.746% due 10/15/13	EUR	1,500	1,987
United Kingdom Gilt 4.500% due 03/07/13	GBP	9,000	15,849

			63,362

United States Government Agencies - 1.1%
Fannie Mae 5.250% due 08/01/12		2,290	2,449
Federal Home Loan Banks 4.500% due 09/13/19		18,700	19,192
Federal Home Loan Mortgage Corp. 5.300% due 12/01/15		8,300	9,350
Federal National Mortgage Association
2.625% due 11/20/14		23,135	23,120
Zero coupon due 10/09/19		14,035	7,882
Freddie Mac
4.750% due 11/17/15		8,700	9,560
5.000% due 04/18/17		4,600	5,086
Small Business Administration Participation Certificates Series 1997-20D Class 1 7.500% due 04/01/17		1,087	1,202

			77,841

United States Government Treasuries - 5.7%
United States Treasury Principal Only STRIP
Zero coupon due 05/15/21		2,000	1,258
Zero coupon due 11/15/21		24,142	14,783
Zero coupon due 11/15/26		3,400	1,600
Zero coupon due 08/15/27		4,100	1,863
Zero coupon due 11/15/27		12,175	5,469
United States Treasury Inflation Indexed Bonds
1.625% due 01/15/15		7,572	7,830

	Principal Amount ($) or Shares	Market Value $
2.000% due 01/15/16	13,232	13,919
2.500% due 07/15/16	6,412	6,967
2.000% due 01/15/26	1,957	1,975
1.750% due 01/15/28	40,046	38,551
United States Treasury Notes
0.875% due 12/31/10 (§)	200	201
0.875% due 02/28/11 (§)	100	100
0.875% due 03/31/11 (§)	100	100
0.875% due 04/30/11 (§)	2,157	2,166
0.875% due 05/31/11 (Ñ)(§)	8,280	8,312
1.125% due 06/30/11 (Ñ)	373	376
1.000% due 07/31/11 (Ñ)(§)	10,622	10,673
1.000% due 08/31/11 (Ñ)(§)	104,700	105,089
1.000% due 09/30/11	5,240	5,255
1.000% due 10/31/11	24,640	24,686
1.375% due 10/15/12	2,300	2,298
2.375% due 08/31/14	1,638	1,646
2.375% due 09/30/14 (Ñ)	25,505	25,607
3.250% due 06/30/16	1,155	1,181
3.250% due 07/31/16	1,005	1,027
3.000% due 08/31/16	1,525	1,532
3.000% due 09/30/16	8,650	8,673
3.750% due 11/15/18	1,105	1,139
3.625% due 08/15/19 (Ñ)(§)	28,525	29,073
5.375% due 02/15/31	700	813
4.750% due 02/15/37	3,600	3,904
4.375% due 02/15/38	100	102
4.500% due 05/15/38	3,200	3,342
3.500% due 02/15/39	22,205	19,464
4.250% due 05/15/39 (Ñ)	33,860	33,939
4.500% due 08/15/39 (Ñ)	28,240	29,502

		414,415

Total Long-Term Investments (cost $6,838,543)		6,474,760

Common Stocks - 0.0%
Consumer Discretionary - 0.0%
World Color Press, Inc.	18,544	65

Total Common Stocks (cost $—)		65

Investments in Other Funds - 0.2%
Financial Services - 0.2%
PIMCO Developing Local Markets Fund	3,047,310	17,675

Total Investments in Other Funds (cost $16,189)		17,675

Preferred Stocks - 0.1%
Consumer Discretionary - 0.0%
Motors Liquidation Co.	420,000	1,428

Financial Services - 0.1%
DG Funding Trust (Å)	479	4,254
Federal Home Loan Mortgage Corp.	479,700	504
Federal National Mortgage Association (Æ)	267	287

		5,045

188	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Producer Durables - 0.0%
Nexen, Inc.	9,850	229

Total Preferred Stocks (cost $24,209)		6,702

Short-Term Investments - 13.8%
American Electric Power Co., Inc. Series C 5.375% due 03/15/10	140	142
American Honda Finance Corp. (Ê)(Þ) 0.514% due 02/09/10	1,600	1,597
AT&T, Inc. (Ê) 0.572% due 02/05/10	200	200
Bank of America Corp. (Ê) 0.591% due 11/06/09	200	200
BNP Paribas Financial, Inc. (ç)(ž)
Zero coupon due 11/23/09	12,765	12,763
Zero coupon due 11/25/09	8,810	8,809
Capmark Financial Group, Inc. 3.114% due 05/10/10	2,870	617
Citigroup, Inc. (Ê) 0.313% due 12/28/09	2,300	2,300
Comerica Bank (Ê) Series BKNT 0.342% due 05/10/10	500	495
COX Communications, Inc. 4.625% due 01/15/10	2,245	2,260
Credit Agricole SA (Ê)(Þ) 0.422% due 05/28/10	2,700	2,699
Developers Diversified Realty Corp.
5.000% due 05/03/10	1,410	1,401
4.625% due 08/01/10	2,726	2,691
Discover Financial Services (Ê) Series WI 0.830% due 06/11/10	7,155	7,069
Federal Home Loan Bank Discount Notes (ç)(ž)
Zero coupon due 11/02/09	117,720	117,720
Zero coupon due 12/11/09	4,530	4,529
Fifth Third Bank Series BKNT 4.200% due 02/23/10	2,755	2,775
Ford Motor Credit Co. LLC
7.875% due 06/15/10	200	202
Series WI
9.750% due 09/15/10	50	51
Freddie Mac Discount Notes (ç)(ž) Zero Coupon due 11/09/09	25,715	25,715
General Mills, Inc.(Ê) 0.413% due 01/22/10	1,100	1,100
Ginnie Mae I
11.000% due 07/15/10	—	—
11.000% due 08/15/10	1	1
GMAC LLC 5.750% due 05/21/10	400	583

	Principal Amount ($) or Shares	Market Value $
Goldman Sachs Group, Inc. (The)
0.520% due 11/16/09 (Ê)	800	800
4.500% due 06/15/10	1,650	1,686
Goodyear Tire & Rubber Co. (The) (Ê)(Ñ) 5.010% due 12/01/09	6,805	6,805
Hospira, Inc. (Ê) 0.763% due 03/30/10	1,840	1,840
HSBC Finance Corp. (Ê) 0.714% due 05/10/10	1,300	1,298
International Lease Finance Corp. 5.000% due 04/15/10	730	720
Invesco, Ltd. 4.500% due 12/15/09	3,987	3,995
KeyBank NA (Ê) Series BKNT 2.598% due 06/02/10	4,100	4,098
Korea Development Bank (Ê) 0.424% due 04/03/10	8,900	8,820
Kraft Foods, Inc. (Ê) 0.773% due 08/11/10	10,000	10,006
Lehman Brothers Holdings, Inc. (Ø)(Æ) 2.951% due 05/25/10	1,300	205
Lincoln National Corp. (Ê) 0.380% due 03/12/10	3,095	3,077
M&I Marshall & Ilsley Bank (Ê) 0.425% due 06/16/10	5,510	5,301
Mandalay Resort Group (Ñ) 9.375% due 02/15/10	7,550	7,531
Marsh & McLennan Cos., Inc. 5.150% due 09/15/10	650	663
Martin Marietta Materials, Inc. (Ê) 0.431% due 04/30/10	4,295	4,267
Masco Corp. (Ê) 0.600% due 03/12/10	5,167	5,107
Merrill Lynch & Co., Inc. (Ê) 0.410% due 12/04/09	1,000	1,000
Metropolitan Life Global Funding I (Ê)(Þ) 0.480% due 05/17/10	5,100	5,090
Morgan Stanley
2.373% due 05/14/10 (Ê)	4,400	4,447
Series MTn (Ê)
0.374% due 01/15/10	2,600	2,600
National City Bank (Ê) Series BKNT 0.387% due 06/18/10	2,830	2,824
National City Corp. (Ê) 0.465% due 06/16/10	460	458
National Rural Utilities Cooperative Finance Corp. (ç)(ž) 0.170% due 12/04/09	7,355	7,354
Nationwide Life Global Funding I (Ê)(Þ) 0.780% due 08/27/10	545	545
Nippon Life Insurance Co. (Þ) 4.875% due 08/09/10	3,250	3,264
Nuveen Investments, Inc. 5.000% due 09/15/10	6,800	6,630
Power Contract Financing LLC (Þ) 6.256% due 02/01/10	297	299

Russell Strategic Bond Fund	189

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Protective Life Secured Trusts (Ê) 0.404% due 11/09/10	4,600	4,192
Russell Investment Company Russell Money Market Fund (£)	630,410,000	630,410
Santander US Debt SA Unipersonal (Ê)(Þ) 0.374% due 11/20/09	2,800	2,800
SLM Corp.
0.442% due 07/26/10 (Ê)	1,250	1,203
Series MTNA
4.500% due 07/26/10	2,160	2,130
Small Business Administration Series 2000-P10 Class 1 7.449% due 08/10/10	50	52
Southern California Edison Co. (Ñ) 7.625% due 01/15/10	510	517
Sprint Nextel Corp. (Ê) 0.683% due 06/28/10	3,775	3,665
Time Warner, Inc. (Ê) 0.684% due 11/13/09	4,855	4,855
United States Treasury Bills
0.137% due 11/19/09 (ç)(ž)	6,520	6,520
0.174% due 11/19/09 (ç)(ž)(Ñ)(§)	7,410	7,409
0.132% due 12/10/09 (ç)(ž)	9,890	9,889
0.137% due 12/10/09 (ç)(ž)	11,585	11,583
0.108% due 12/17/09 (ç)(ž)	19,085	19,082
Zero coupon due 01/14/10 (ž)	3,800	3,800
0.206% due 03/11/10 (ž)(§)	80	80
0.193% due 03/25/10 (ž)(§)	210	210
0.196% due 04/01/10 (ž)(§)	327	327
0.198% due 04/01/10	528	528
0.161% due 04/08/10 (ž)(§)	270	270
0.164% due 04/22/10 (ž)(§)	360	360
Universal City Development Partners, Ltd. 11.750% due 04/01/10	1,625	1,633
Wachovia Corp. (Ê) 0.411% due 12/01/09	400	400
Xstrata Finance Dubai, Ltd. (Ê)(Þ) 0.804% due 11/13/09	1,175	1,174

Total Short-Term Investments (cost $1,009,689)		1,009,738

	Principal Amount ($) or Shares	Market Value $
Repurchase Agreements - 5.1%
Agreement with BNP Paribas Securities Corp. and State Street Bank (Tri-Party) of $251,900 dated October 30, 2009, at 0.070% to be repurchased at $251,900 on November 2, 2009 collateralized by: $251,900 par various United States Treasury Obligations, valued at $253,709	251,900	251,900
Agreement with BNP Paribas Securities Corp. and State Street Bank (Tri-Party) of $59,900 dated October 30, 2009, at 0.080% to be repurchased at $59,900 on November 2, 2009 collateralized by: $63,432 par various United States Treasury Obligations, valued at $64,343	59,900	59,900

Total Repurchase Agreements (cost $311,800)		311,800

Other Securities - 4.0%
Russell U.S. Cash Collateral Fund (×)	133,228,122	133,228
State Street Securities Lending Quality Trust (×)	156,609,882	155,736

Total Other Securities (cost $289,838)		288,964

Total Investments - 111.1% (identified cost $8,490,268)		8,109,704

Other Assets and Liabilities, Net - (11.1%)		(807,841)

Net Assets - 100.0%		7,301,863

See accompanying notes which are an integral part of the financial statements.

190	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Euribor Futures (Germany)	79	EUR	19,599	12/09	713
Euribor Futures (Germany)	56	EUR	13,867	03/10	156
Euro-Bobl Futures (Germany)	630	EUR	72,841	12/09	369
Euro-Bund Futures (Germany)	193	EUR	23,527	12/09	178
Eurodollar Futures (CME)	204	USD	50,851	11/09	44
Eurodollar Futures (CME)	1,681	USD	418,905	12/09	4,234
Eurodollar Futures (CME)	480	USD	119,394	03/10	1,678
Eurodollar Futures (CME)	802	USD	198,906	06/10	739
Eurodollar Futures (CME)	42	USD	10,379	09/10	57
Eurodollar Futures (CME)	418	USD	102,891	12/10	485
Three Month Short Sterling Interest Rate Futures (UK)	188	GBP	23,357	12/09	1,793
Three Month Short Sterling Interest Rate Futures (UK)	16	GBP	1,984	03/10	38
Three Month Short Sterling Interest Rate Futures (UK)	33	GBP	4,074	06/10	59
Three Month Short Sterling Interest Rate Futures (UK)	33	GBP	4,054	09/10	46
Three Month Short Sterling Interest Rate Futures (UK)	33	GBP	4,033	12/10	33
Three Month Short Sterling Interest Rate Futures (UK)	17	GBP	2,068	03/11	8
United States Treasury Bonds	1,871	USD	224,812	12/09	1,142
United States Treasury 2 Year Notes	1,929	USD	419,769	12/09	1,371
United States Treasury 5 Year Notes	3,294	USD	383,596	12/09	3,725
United States Treasury 10 Year Notes	4,544	USD	538,961	12/09	5,536

Short Positions
Euro-Bobl Futures (Germany)	28	EUR	3,237	12/09	(11)
Japanese 10 Year Mini Bond (Japan)	70	JPY	9,659,300	12/09	311
Long Gilt Bond (UK)	244	GBP	28,924	12/09	(211)
United States Treasury Bonds	145	USD	17,423	12/09	(155)
United States Treasury 5 Year Notes	82	USD	9,549	12/09	(48)
United States Treasury 10 Year Notes	36	USD	4,270	12/09	(29)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					22,261

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	191

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except contracts)

Options Written (Number of Contracts)	Notional Amount		Market Value $

Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 3.000%
Nov 2009 0.00 Call (3)		92,100	(24)
USD Three Month LIBOR/USD 3.25%
Dec 2009 0.00 Call (2)		16,800	(99)
USD Three Month LIBOR/USD 3.25%
Apr 2010 0.00 Call (3)		14,500	(189)
USD 3.750%/USD Three Month LIBOR
Nov 2009 0.00 Put (4)		173,000	(7)
USD 4.000%/USD Three Month LIBOR
Nov 2009 0.00 Put (2)		46,000	(11)
USD 4.350%/USD Three Month LIBOR
Nov 2009 0.00 Put (1)		600	—
USD 4.250%/USD Three Month LIBOR
Dec 2009 0.00 Put (6)		22,800	(82)
USD 4.250%/USD Three Month LIBOR
Apr 2010 0.00 Put (5)		44,800	(883)
USD 5.500%/USD Three Month LIBOR
Aug 2010 0.00 Put (1)		20,000	(92)
USD 6.000%/USD Three Month LIBOR
Aug 2010 0.00 Put (2)		25,000	(157)

United States Treasury Notes
10 Year Futures
Nov 2009 119.50 Call (10)	USD	10	(4)
Nov 2009 120.00 Call (58)	USD	58	(13)
Nov 2009 120.50 Call (25)	USD	25	(4)
Nov 2009 121.00 Call (6)	USD	6	—
Dec 2009 120.00 Call (104)	USD	104	(21)
Nov 2009 115.00 Put (6)	USD	6	(1)
Dec 2009 112.00 Put (138)	USD	138	(26)

Total Liability for Options Written (premiums received $4,307)			(1,613)

See accompanying notes which are an integral part of the financial statements.

192	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	133	MYR	469	11/12/09	4
Barclays Bank PLC	USD	1,227	AUD	1,355	11/05/09	(7)
Barclays Bank PLC	USD	1,332	BRL	2,350	11/04/09	2
Barclays Bank PLC	USD	2,049	EUR	1,390	11/05/09	(3)
Barclays Bank PLC	USD	2,083	EUR	1,395	11/05/09	(30)
Barclays Bank PLC	USD	266	MYR	939	11/12/09	9
Barclays Bank PLC	USD	6,389	NOK	37,291	12/16/09	113
Barclays Bank PLC	BRL	2,350	USD	1,351	11/04/09	17
Barclays Bank PLC	BRL	4,150	USD	2,313	11/04/09	(43)
Barclays Bank PLC	EUR	1,475	NOK	12,413	12/16/09	(6)
Barclays Bank PLC	GBP	2,642	EUR	2,901	12/16/09	(67)
Barclays Bank PLC	GBP	1,320	USD	2,190	11/05/09	23
Barclays Bank PLC	GBP	3,039	USD	4,841	11/05/09	(146)
Barclays Bank PLC	SEK	30,293	GBP	2,665	12/16/09	100
Barclays Bank PLC	SEK	30,123	NOK	24,538	12/16/09	30
BNP Paribas	JPY	310	USD	3	11/24/09	—
Citibank	USD	1,396	CNY	9,499	01/12/10	(6)
Citibank	USD	8,395	EUR	5,772	12/16/09	99
Citibank	USD	8,222	JPY	725,411	12/16/09	(161)
Citibank	CNY	9,499	USD	1,393	11/30/09	2
Citibank	EUR	3,823	USD	5,669	12/16/09	43
Citibank	NZD	9,087	EUR	4,400	12/16/09	(26)
Citibank	SEK	18,392	EUR	1,775	12/16/09	18
Credit Suisse First Boston	USD	3,480	CAD	3,643	12/16/09	(113)
Credit Suisse First Boston	USD	865	EUR	592	12/16/09	5
Credit Suisse First Boston	USD	4,365	EUR	2,950	12/16/09	(24)
Credit Suisse First Boston	USD	1,512	GBP	923	12/16/09	2
Credit Suisse First Boston	AUD	5,095	EUR	2,948	12/16/09	(229)
Credit Suisse First Boston	CAD	2,319	AUD	2,474	12/16/09	75
Credit Suisse First Boston	CAD	3,039	EUR	1,917	12/16/09	12
Credit Suisse First Boston	CHF	12,288	USD	11,525	12/16/09	(455)
Credit Suisse First Boston	EUR	1,467	CAD	2,284	12/16/09	(48)
Credit Suisse First Boston	EUR	2,912	GBP	2,626	12/16/09	24
Credit Suisse First Boston	EUR	1,453	NZD	3,041	12/16/09	37
Credit Suisse First Boston	GBP	2,659	EUR	2,930	12/16/09	(52)
Deutsche Bank	USD	4,185	JPY	389,314	12/16/09	141
Deutsche Bank	USD	133	KRW	164,654	11/18/09	6
Deutsche Bank	USD	1,295	KRW	1,538,595	02/11/10	6
Deutsche Bank	USD	2,161	NZD	2,917	12/16/09	(74)
Deutsche Bank	USD	2,583	NZD	3,527	12/16/09	(60)
Deutsche Bank	USD	266	SGD	384	11/18/09	8
Deutsche Bank	CAD	3,046	EUR	1,917	12/16/09	6
Deutsche Bank	EUR	1,120	NOK	9,411	12/16/09	(7)
Deutsche Bank	GBP	2,560	EUR	2,872	12/16/09	25
Deutsche Bank	JPY	231,889	CAD	2,692	12/16/09	(89)
Deutsche Bank	KRW	1,538,595	USD	1,295	11/27/09	(6)
Deutsche Bank	NOK	67,242	EUR	7,923	12/16/09	(66)
Deutsche Bank	NZD	5,951	EUR	2,889	12/16/09	(6)
Goldman Sachs	USD	266	TWD	8,688	11/16/09	2
HSBC	USD	3,168	BRL	5,768	11/04/09	107
HSBC	USD	178	BRL	309	02/02/10	(6)
HSBC	USD	1,391	CNY	9,499	11/30/09	—
HSBC	USD	4,989	JPY	451,335	12/16/09	26

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	193

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

HSBC	USD	266	KRW	313,162	11/27/09	(1)
HSBC	USD	133	SGD	192	11/18/09	8
HSBC	USD	266	TWD	8,714	11/16/09	2
HSBC	EUR	1,773	NZD	3,617	12/16/09	(21)
HSBC	EUR	5,804	USD	8,513	12/16/09	(27)
HSBC	EUR	5,858	USD	8,719	12/16/09	100
HSBC	GBP	3,929	EUR	4,347	12/16/09	(51)
HSBC	JPY	2,582,722	USD	27,549	12/16/09	(1,150)
HSBC	SEK	29,027	EUR	2,882	12/16/09	147
JP Morgan	USD	3,215	BRL	5,768	02/02/10	2
JP Morgan	USD	1,587	CAD	1,693	12/10/09	(23)
JP Morgan	USD	3,894	EUR	2,646	12/16/09	(1)
JP Morgan	USD	8,800	EUR	6,074	12/16/09	138
JP Morgan	USD	1,062	JPY	97,671	12/16/09	23
JP Morgan	USD	266	KRW	330,771	11/18/09	14
JP Morgan	USD	133	KRW	156,807	11/27/09	—
JP Morgan	USD	133	KRW	156,940	11/27/09	—
JP Morgan	USD	133	KRW	156,674	11/27/09	(1)
JP Morgan	USD	266	KRW	314,066	11/27/09	—
JP Morgan	USD	374	KRW	440,946	11/27/09	(1)
JP Morgan	USD	1,240	NOK	6,997	12/10/09	(20)
JP Morgan	AUD	4,937	EUR	2,887	12/16/09	(177)
JP Morgan	AUD	12,186	EUR	7,407	12/16/09	(25)
JP Morgan	AUD	830	USD	738	11/05/09	(9)
JP Morgan	BRL	1,150	USD	641	11/04/09	(12)
JP Morgan	BRL	2,071	USD	1,140	11/04/09	(36)
JP Morgan	BRL	5,768	USD	3,267	11/04/09	(7)
JP Morgan	BRL	1,400	USD	758	01/19/10	(25)
JP Morgan	CAD	4,658	EUR	2,906	12/16/09	(29)
JP Morgan	EUR	2,904	GBP	2,686	12/16/09	133
JP Morgan	EUR	1,784	NOK	15,013	12/16/09	(7)
JP Morgan	EUR	2,897	NOK	25,028	12/16/09	101
JP Morgan	EUR	3,089	USD	4,560	11/25/09	15
JP Morgan	EUR	2,908	USD	4,363	12/16/09	84
JP Morgan	GBP	2,510	USD	4,015	11/27/09	(103)
JP Morgan	NOK	25,028	EUR	2,867	12/16/09	(145)
JP Morgan	SEK	18,011	NOK	14,998	12/16/09	75
Morgan Stanley	USD	133	KRW	164,488	11/18/09	6
Morgan Stanley	EUR	2,931	AUD	4,954	12/16/09	128
Morgan Stanley	EUR	1,471	NZD	2,948	12/16/09	(56)
Morgan Stanley	NZD	6,192	USD	4,164	12/16/09	(266)
Royal Bank of Canada	USD	179	BRL	311	02/02/10	(6)
Royal Bank of Canada	USD	2,134	EUR	1,446	12/16/09	(6)
Royal Bank of Canada	USD	2,159	EUR	1,459	12/16/09	(12)
Royal Bank of Canada	USD	10,730	EUR	7,536	12/16/09	359
Royal Bank of Canada	USD	4,263	JPY	388,963	12/16/09	59
Royal Bank of Canada	EUR	2,370	CAD	3,676	12/16/09	(89)
Royal Bank of Canada	EUR	2,907	CAD	4,584	12/16/09	(41)
Royal Bank of Canada	EUR	2,939	JPY	380,725	12/16/09	(94)
Royal Bank of Canada	EUR	1,761	NOK	14,953	12/16/09	16
Royal Bank of Canada	EUR	2,945	USD	4,362	12/16/09	29
Royal Bank of Canada	NZD	6,034	AUD	4,913	12/16/09	88

See accompanying notes which are an integral part of the financial statements.

194	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Scotland	USD	814	AUD	937	11/05/09	29
Royal Bank of Scotland	USD	2,167	CAD	2,259	12/16/09	(79)
Royal Bank of Scotland	USD	6,984	EUR	4,688	12/16/09	(86)
Royal Bank of Scotland	USD	128	MYR	452	11/12/09	4
Royal Bank of Scotland	USD	1,075	NOK	5,970	12/10/09	(34)
Royal Bank of Scotland	EUR	1,468	SEK	14,939	12/16/09	(53)
Royal Bank of Scotland	EUR	4,445	USD	6,554	11/05/09	13
Royal Bank of Scotland	EUR	5,957	USD	8,641	12/16/09	(125)
Royal Bank of Scotland	GBP	1,645	EUR	1,764	12/16/09	(104)
Royal Bank of Scotland	GBP	775	USD	1,260	11/05/09	(12)
Royal Bank of Scotland	GBP	4,173	USD	6,822	01/27/10	(24)
State Street Bank and Trust Company	USD	7,996	SEK	56,448	12/16/09	(35)
State Street Bank and Trust Company	EUR	1,475	CAD	2,331	12/16/09	(16)
UBS	USD	1,242	AUD	1,350	11/05/09	(27)
UBS	USD	4,210	AUD	4,876	12/16/09	161
UBS	USD	1,089	CAD	1,153	11/05/09	(23)
UBS	USD	13,077	GBP	8,077	12/16/09	177
UBS	USD	1,365	NOK	7,654	12/10/09	(44)
UBS	CAD	1,153	USD	1,087	11/05/09	21
UBS	EUR	1,761	CAD	2,764	12/16/09	(37)
UBS	EUR	2,937	CHF	4,459	12/16/09	26
UBS	EUR	1,448	SEK	14,584	12/16/09	(74)
UBS	EUR	2,906	SEK	29,627	12/16/09	(98)
UBS	EUR	7,292	USD	10,675	11/19/09	(56)
UBS	EUR	5,852	USD	8,715	12/16/09	104
UBS	GBP	2,686	EUR	2,922	12/16/09	(108)
UBS	GBP	2,723	JPY	381,193	12/16/09	(232)
UBS	GBP	785	USD	1,283	11/05/09	(5)
UBS	GBP	2,640	USD	4,179	11/05/09	(154)
UBS	SEK	20,069	GBP	1,738	12/16/09	21
Westpac Banking Corporation	USD	2,159	AUD	2,393	12/16/09	(13)
Westpac Banking Corporation	USD	4,834	AUD	5,885	12/16/09	442
Westpac Banking Corporation	USD	15,644	NZD	23,111	12/16/09	889
Westpac Banking Corporation	EUR	1,764	GBP	1,603	12/16/09	35
Westpac Banking Corporation	EUR	2,349	NZD	4,784	12/16/09	(34)
Westpac Banking Corporation	EUR	3,896	USD	5,532	12/16/09	(200)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(1,453)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	195

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	USD	21,000	3.000%	Three Month LIBOR	12/16/10	481
Bank of America	USD	6,400	3.000%	Three Month LIBOR	12/16/11	205
Bank of America	USD	4,900	Three Month LIBOR	3.250%	12/16/16	(6)
Bank of America	USD	19,800	Three Month LIBOR	3.250%	12/16/16	(24)
Bank of America	USD	32,700	Three Month LIBOR	3.250%	12/16/16	(40)
Bank of America	USD	33,600	Three Month LIBOR	3.250%	12/16/16	(41)
Bank of America	USD	34,100	Three Month LIBOR	3.250%	12/16/16	(42)
Bank of America	USD	34,500	Three Month LIBOR	3.250%	12/16/16	(42)
Bank of America	USD	39,900	Three Month LIBOR	3.250%	12/16/16	(49)
Bank of America	USD	148,000	4.955%	Three Month LIBOR	08/13/17	4,240
Bank of America	USD	83,500	Three Month LIBOR	5.078%	08/13/22	(3,411)
Bank of America	USD	14,800	Three Month LIBOR	3.750%	12/16/24	371
Bank of America	USD	13,000	Three Month LIBOR	4.000%	12/17/29	156
Barclays Bank PLC	USD	5,700	3.450%	Three Month LIBOR	08/05/11	277
Barclays Bank PLC	BRL	3,900	Brazil Interbank Deposit Rate	12.540%	01/02/12	65
Barclays Bank PLC	USD	1,018	Three Month LIBOR	4.524%	11/15/21	(93)
Barclays Bank PLC	USD	1,032	Three Month LIBOR	4.420%	11/15/21	(79)
Barclays Bank PLC	USD	3,338	Three Month LIBOR	4.540%	11/15/21	(316)
Barclays Bank PLC	USD	6,658	Three Month LIBOR	4.633%	11/15/21	(721)
BNP Paribas	EUR	900	2.090%	Consumer Price Index (France)	10/15/10	46
Citibank	BRL	5,600	11.360%	Brazil Interbank Deposit Rate	01/04/10	9
Citibank	AUD	33,500	4.500%	Three Month BBSW	06/15/11	(292)
Citibank	GBP	20,000	5.000%	Six Month LIBOR	03/18/12	2,319
Credit Suisse First Boston	GBP	8,200	5.000%	Six Month LIBOR	03/18/14	1,127
Deutsche Bank	KRW	5,951,000	2.820%	Korean Interbank Offer Rate	01/28/11	(57)
Deutsche Bank	KRW	3,100,000	3.870%	Korean Interbank Offer Rate	06/12/11	1
Deutsche Bank	AUD	500	4.500%	Three Month BBSW	06/15/11	(4)
Deutsche Bank	KRW	15,700,000	3.693%	Korean Interbank Offer Rate	06/26/11	(54)
Deutsche Bank	KRW	6,577,024	3.620%	Korean Interbank Offer Rate	07/06/11	(32)
Deutsche Bank	KRW	10,988,604	3.626%	Korean Interbank Offer Rate	07/07/11	(54)
Deutsche Bank	USD	22,600	2.250%	Three Month LIBOR	12/16/12	186
Deutsche Bank	USD	39,800	2.250%	Three Month LIBOR	12/17/12	328
Deutsche Bank	GBP	200	5.000%	Six Month LIBOR	03/18/14	27
Deutsche Bank	GBP	1,800	5.000%	Six Month LIBOR	03/18/14	191
Deutsche Bank	USD	9,000	3.500%	Three Month LIBOR	06/24/16	325
Deutsche Bank	USD	72,800	4.568%	Three Month LIBOR	09/04/17	830
Deutsche Bank	USD	42,700	Three Month LIBOR	4.710%	09/04/22	(508)
Deutsche Bank	USD	5,500	Three Month LIBOR	3.750%	12/16/24	138
Goldman Sachs	GBP	800	6.000%	Six Month LIBOR	12/19/09	30
Goldman Sachs	BRL	1,400	11.465%	Brazil Interbank Deposit Rate	01/04/10	4
Goldman Sachs	GBP	100	5.000%	Six Month LIBOR	09/17/13	13
Goldman Sachs	USD	9,000	3.500%	Three Month LIBOR	06/24/16	325
HSBC	GBP	600	5.100%	Six Month LIBOR	09/15/13	83
HSBC	GBP	800	5.000%	Six Month LIBOR	09/17/13	107
JP Morgan	KRW	5,785,000	2.830%	Korean Interbank Offer Rate	01/28/11	(55)
JP Morgan	KRW	5,100,000	3.900%	Korean Interbank Offer Rate	06/15/11	—
JP Morgan	KRW	15,360,000	3.719%	Korean Interbank Offer Rate	06/22/11	(41)
JP Morgan	KRW	5,226,345	3.660%	Korean Interbank Offer Rate	07/08/11	(14)
JP Morgan	USD	2,400	3.450%	Three Month LIBOR	08/05/11	125
JP Morgan	USD	8,800	Three Month LIBOR	3.500%	12/16/19	91
JP Morgan	USD	8,100	Three Month LIBOR	3.750%	12/16/24	203
JP Morgan	USD	13,300	Three Month LIBOR	3.750%	12/16/24	333
Merrill Lynch	BRL	1,200	12.948%	Brazil Interbank Deposit Rate	01/04/10	27
Merrill Lynch	BRL	3,700	11.430%	Brazil Interbank Deposit Rate	01/04/10	10

See accompanying notes which are an integral part of the financial statements.

196	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Merrill Lynch	BRL	300	14.765%	Brazil Interbank Deposit Rate	01/02/12	13
Morgan Stanley	BRL	3,800	12.670%	Brazil Interbank Deposit Rate	01/04/10	17
Morgan Stanley	USD	54,600	3.000%	Three Month LIBOR	12/16/10	1,249
Morgan Stanley	USD	600	4.000%	Three Month LIBOR	06/17/11	37
Royal Bank of Scotland	USD	383,600	3.000%	Three Month LIBOR	12/16/10	8,778
Royal Bank of Scotland	USD	15,300	3.000%	Three Month LIBOR	02/04/11	1,140
Royal Bank of Scotland	USD	2,700	4.000%	Three Month LIBOR	06/17/11	167
Royal Bank of Scotland	USD	18,400	3.600%	Three Month LIBOR	07/07/11	973
Royal Bank of Scotland	USD	59,700	3.450%	Three Month LIBOR	08/05/11	3,036
Royal Bank of Scotland	GBP	7,000	5.000%	Six Month LIBOR	03/18/14	962
Royal Bank of Scotland	USD	900	4.000%	Three Month LIBOR	12/16/14	53
Royal Bank of Scotland	GBP	7,110	3.500%	Six Month LIBOR	12/16/14	84
UBS	BRL	3,800	12.410%	Brazil Interbank Deposit Rate	01/04/10	18
UBS	AUD	7,700	4.500%	Three Month LIBOR	06/15/11	(67)
UBS	BRL	1,400	10.575%	Brazil Interbank Deposit Rate	01/02/12	(17)
UBS	BRL	3,800	12.540%	Brazil Interbank Deposit Rate	01/02/12	63
UBS	AUD	1,900	6.000%	Six Month BBSW	09/15/12	3

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - $12,919						23,207

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Market Value $

American International Group	Deutsche Bank	7.587%	USD	10,300	(1.630%	)	06/20/13	(1,765)
Arrow Electronics, Inc.	Citigroupglobal Markets, Inc.	0.756%	USD	1,730	(0.820%	)	03/20/14	(7)
Berkshire Hathaway	Deutsche Bank	1.147%	USD	17,100	(1.000%	)	03/20/13	(26)
Centex Corporation	Deutsche Bank	0.808%	USD	4,275	(4.400%	)	12/20/13	(627)
Darden Restaurants, Inc.	Citigroupglobal Markets, Inc.	1.387%	USD	275	(2.730%	)	03/20/14	(16)
Darden Restaurants, Inc.	Deutsche Bank	1.387%	USD	4,775	(2.250%	)	03/20/14	(181)
Dr Horton Inc.	Citibank	2.154%	USD	1,200	(1.000%	)	09/20/16	78
Dr Horton Inc.	Deutsche Bank	2.154%	USD	945	(1.000%	)	09/20/16	63
Dr Horton Inc.	Goldman Sachs	2.154%	USD	945	(1.000%	)	09/20/16	63
Federative Republic of Brazil	UBS	1.090%	USD	4,000	1.190%		08/20/13	9
Ford Motor Credit Co.	Barclays Bank PLC	5.651%	USD	700	5.650%		09/20/12	3
Ford Motor Credit Co.	Goldman Sachs	5.651%	USD	400	3.850%		09/20/12	(20)
Ford Motor Credit Co.	Merrill Lynch	3.428%	USD	3,600	5.000%		12/20/09	14
Gaz Capital for Gazprom	Barclays Bank PLC	2.302%	USD	1,100	1.600%		12/20/12	(17)
Gaz Capital for Gazprom	Morgan Stanley	2.341%	USD	1,500	2.480%		02/20/13	13
Gaz Capital for Gazprom	UBS	2.433%	USD	4,000	2.260%		08/20/13	(17)
GE Capital Corporation	Banque National De Paris	1.435%	USD	1,700	1.100%		12/20/09	2
GE Capital Corporation	Citibank	1.435%	USD	600	1.100%		03/20/10	1
GE Capital Corporation	Citibank	1.435%	USD	200	1.150%		03/20/10	—
GE Capital Corporation	Citibank	1.435%	USD	700	1.050%		03/20/10	1
GE Capital Corporation	Citibank	1.412%	USD	400	5.000%		06/20/10	9
GE Capital Corporation	Citibank	1.412%	USD	5,500	5.000%		06/20/10	132
GE Capital Corporation	Citibank	1.933%	USD	600	4.800%		12/20/13	72
GE Capital Corporation	Credit Suisse First Boston	1.413%	USD	2,535	6.550%		12/20/10	159
GE Capital Corporation	Deutsche Bank	1.412%	USD	500	5.000%		12/20/09	4
GE Capital Corporation	Goldman Sachs	1.435%	USD	200	0.830%		12/20/09	—
GE Capital Corporation	Merrill Lynch	1.435%	USD	1,000	1.080%		12/20/09	4
Hewlett-Packard Co.	Citigroupglobal Markets, Inc.	0.251%	USD	1,730	(0.720%	)	03/20/14	(36)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	197

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Market Value $

Home Depot	Citigroupglobal Markets, Inc.	0.599%	USD	4,695	(2.670%	)	03/20/14	(421)
KB Home	Citibank	3.398%	USD	1,200	(1.000%	)	09/20/16	155
Kohl’s	Deutsche Bank	0.955%	USD	1,505	(1.000%	)	12/20/14	(3)
Kohl’s	JP Morgan	0.955%	USD	1,500	(1.000%	)	12/20/14	(3)
Lowes	Citigroupglobal Markets, Inc.	0.616%	USD	4,900	(1.200%	)	03/20/14	(126)
Metlife, Inc.	Deutsche Bank	2.134%	USD	8,500	(2.050%	)	03/20/13	21
Metlife, Inc.	UBS	2.134%	USD	8,500	(2.050%	)	03/20/13	21
Mexico Government International Bond	JP Morgan	1.745%	USD	2,600	(1.000%	)	03/20/16	(118)
Nordstrom, Inc.	Deutsche Bank	1.248%	USD	2,475	(2.100%	)	03/20/14	(94)
Prudential	Deutsche Bank	2.034%	USD	8,500	2.300%		03/20/13	99
Prudential	UBS	2.034%	USD	8,500	2.300%		03/20/13	88
Pulte Homes, Inc.	Citibank	1.948%	USD	9,000	(1.000%	)	09/20/16	498
Republic of Indonesia	UBS	1.076%	USD	300	1.300%		09/20/10	2
Republic of Korea	JP Morgan	0.674%	USD	1,000	3.800%		12/20/09	9
Republic of Panama	JP Morgan	1.733%	USD	300	1.250%		01/20/17	(7)
SLM Corporation	Deutsche Bank	7.986%	USD	10,000	5.000%		12/20/13	(890)
Target Corp	Credit Suisse First Boston	0.745%	USD	1,500	(1.000%	)	12/20/14	(18)
Target Corp	Deutsche Bank	0.745%	USD	1,505	(1.000%	)	12/20/14	(18)
Target Corp.	Credit Suisse First Boston	1.992%	USD	3,065	(1.000%	)	09/20/16	178
Wachovia Corporation	Royal Bank of Scotland	1.053%	USD	300	3.020%		03/20/13	27

Total Market Value of Open Corporate Issue Credit Default Swap Contracts Premiums Paid (Received) - ($2,267)								(2,685)

Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

ABX - HE Index for Sub-Prime Home Equity Sector	Barclays Bank PLC	USD	16,900	0.760%	01/25/38	(11,159)
ABX - HE Index for Sub-Prime Home Equity Sector	JP Morgan	USD	16,500	0.090%	08/25/37	(11,384)
ABX - HE Index for Sub-Prime Home Equity Sector	JP Morgan	USD	7,564	0.170%	05/25/46	(6,690)
CMBX AJ Index	Bank of America	USD	1,230	(0.840%)	10/12/52	354
CMBX AJ Index	Barclays Bank PLC	USD	6,500	(0.840%)	10/12/52	1,869
CMBX AJ Index	Barclays Bank PLC	USD	6,500	(0.840%)	10/12/52	1,869
CMBX AJ Index	Credit Suisse First Boston	USD	3,690	(0.840%)	10/12/52	1,064
CMBX AJ Index	Credit Suisse First Boston	USD	12,595	(0.840%)	10/12/52	3,631
Dow Jones CDX Index	Bank of America	USD	16,000	(1.000%)	12/20/14	55
Dow Jones CDX Index	Chase Securities Inc.	USD	2,000	1.120%	12/20/12	49
Dow Jones CDX Index	Citibank	USD	4,911	0.355%	06/20/12	(152)
Dow Jones CDX Index	Citibank	USD	4,815	0.360%	06/20/12	(148)
Dow Jones CDX Index	Citibank	USD	1,059	0.401%	06/20/12	(31)
Dow Jones CDX Index	Deutsche Bank	USD	9,237	0.707%	12/20/12	159
Dow Jones CDX Index	Deutsche Bank	USD	1,361	0.530%	06/20/13	16
Dow Jones CDX Index	Deutsche Bank	USD	20,500	(1.000%)	12/20/14	69
Dow Jones CDX Index	Deutsche Bank	USD	17,800	(1.000%)	12/20/14	61
Dow Jones CDX Index	Deutsche Bank	USD	25,300	(1.000%)	12/20/14	90
Dow Jones CDX Index	Goldman Sachs	USD	7,600	1.120%	12/20/12	187
Dow Jones CDX Index	Goldman Sachs	USD	1,750	0.463%	06/20/13	16
Dow Jones CDX Index	Goldman Sachs	USD	583	0.548%	12/20/17	7
Dow Jones CDX Index	JP Morgan	USD	1,458	0.553%	12/20/17	19
Dow Jones CDX Index	Merrill Lynch	USD	19,254	(1.580%)	12/20/12	(362)
Dow Jones CDX Index	Merrill Lynch	USD	19,254	(1.640%)	12/20/12	(303)

Total Market Value of Open Credit Index Credit Default Swap Contracts Premiums Paid (Received) - ($14,384)						(20,714)

Total Market Value of Open Credit Default Swap Contracts Premiums Paid (Received) - ($16,651)						(23,399)

See accompanying notes which are an integral part of the financial statements.

198	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Presentation of Portfolio Holdings — October 31, 2009

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Investments
Asset-Backed Securities	$—	$654,764	$5,291	$660,055	9.0
Corporate Bonds and Notes	—	1,448,261	—	1,448,261	19.8
International Debt	—	683,605	4,380	687,985	9.4
Loan Agreements	—	47,352	4,060	51,412	0.7
Mortgage-Backed Securities	—	2,986,202	12,288	2,998,490	41.1
Municipal Bonds	—	72,939	—	72,939	1.0
Non-US Bonds	—	63,362	—	63,362	0.9
United States Government Agencies	—	77,841	—	77,841	1.1
United States Government Treasuries	—	414,415	—	414,415	5.7
Common Stocks	65	—	—	65	—	*
Investments in Other Funds	—	—	17,675	17,675	0.2
Preferred Stocks	6,702	—	—	6,702	0.1
Short-Term Investments	630,410	379,328	—	1,009,738	13.8
Repurchase Agreements	—	311,800	—	311,800	4.3
Other Securities	—	288,964	—	288,964	4.0

Total Investments	637,177	7,428,833	43,694	8,109,704	111.1

Other Assets and Liabilities, Net					(11.1)

					100.0

Other Financial Instruments
Futures Contracts	22,261	—	—	22,261	0.3
Options Written	(70)	(1,543)	—	(1,613)	(—	)*
Foreign Currency Exchange Contracts	—	(1,453)	—	(1,453)	(—	)*
Interest Rate Swap Contracts	—	10,048	240	10,288	0.3
Credit Default Swaps	—	(6,748)	—	(6,748)	(0.3)

Total Other Financial Instruments**	22,191	304	240	22,735

*	Less than .05% of net assets
**	Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) used in determining a value for the period ending October 31, 2009 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	199

Russell Investment Company

Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Russell Investment Grade Bond Fund - Class C ‡
	Total Return
1 Year	18.25%
5 Years	4.06	%§
10 Years	5.59	%§

Russell Investment Grade Bond - Fund - Class E
	Total Return
1 Year	19.38%
5 Years	4.46	%§
10 Years	5.79	%§

Russell Investment Grade Bond Fund - Class I
	Total Return
1 Year	19.61%
5 Years	4.71	%§
10 Years	6.06	%§

Russell Investment Grade Bond Fund - Class S ‡‡
	Total Return
1 Year	19.50%
5 Years	4.65	%§
10 Years	6.03	%§

Russell Investment Grade Bond Fund - Class Y ‡‡‡
	Total Return
1 Year	19.63%
5 Years	4.75	%§
10 Years	6.12	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	13.79%
5 Years	5.05	%§
10 Years	6.31	%§

200	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Russell Investment Grade Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and the preservation of capital.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Russell Investment Grade Bond Fund Class C, Class E, Class I, Class S and Class Y gained 18.25%, 19.38%, 19.61%, 19.50% and 19.63%, respectively. This compared to the Barclays Capital Aggregate Bond Index, which gained 13.79% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2009, the Lipper® Intermediate Investment Grade Debt Funds Average gained 16.74%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

As investors returned to investments, with more risk than the relative safety of U.S. Treasuries, virtually all major benchmark sectors outperformed relatively less risky equivalent-duration U.S. Treasuries. The Fund’s money managers are typically underweight the Treasury sector and invest in sectors that are not in the benchmark (e.g. emerging market debt). As a result, the Fund outperformed its benchmark.

As a result of the significant U.S. government intervention that occurred throughout the year, certain types of fixed income securities were in higher demand and subsequently provided higher returns relative to other types of fixed income securities. This disparity in relative returns provided opportunities for money managers to generate excess returns relative to the benchmark through sector allocation decisions and security selection. For example, as a result of the Term Asset-Backed Securities Lending Facility (TALF), certain automobile and credit card asset-backed securities were in higher demand and thus generated a relatively higher rate of return. Later, when the TALF program was expanded to include commercial mortgage-backed securities, demand and returns increased for those securities as well. Therefore, money managers who were able to identify and purchase securities which would benefit from such increased demand, outperformed relative to the benchmark and contributed to the excess returns for the Fund.

On a net basis, interest rates have declined over the past year. However, the majority of that decline occurred earlier in the fiscal year. Interest rates started to increase throughout the 2009 calendar year. The Fund’s money managers have different outlooks on interest rates. As a result, some managers will increase sensitivity to interest rates (also called increased duration) if they believe interest rates will fall. On the other hand, some managers will decrease duration expecting that interest rates will rise. In general, as interest rates decline, bond prices increase and vice versa. While the duration strategies of each manager can sometimes offset each other, the Fund’s level of interest rate sensitivity was higher than that of the benchmark (also called long duration). While the Fund benefited from its long duration positioning when interest rates were declining earlier in the fiscal year, this positioning detracted from performance when interest rates subsequently increased. For the fiscal year, the Fund’s long duration positioning detracted from performance.

As the Federal Reserve Board lowered the federal funds target rate and maintained it at 0 to 0.25%, short-term yields have stayed low while yields at the intermediate portion and long end of the yield curve increased throughout the 2009 calendar year to date. Consequently, a relative shift in yields, otherwise known as yield curve “steepening,” occurred. This yield curve steepening benefited the Fund as several of the Fund’s money managers anticipated the change and varied the maturity of their securities accordingly.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s money managers tend to invest in non-Treasury sectors and in types of securities that are not in the benchmark (e.g. non-agency mortgages backed securities and emerging market debt). As a result of this strategy, the Fund’s tended to underperform during the earlier part of the fiscal year when investors avoided risk and sought the safety of U.S. Treasury securities. However, when risk appetite returned to the market later in the fiscal year, the Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities resulted in the Fund generating returns in excess of the benchmark. While sector positions varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets were beneficial to Fund performance. Overweight exposure to investment grade financials, commercial mortgage-backed securities and credit card asset-backed securities contributed positively to Fund performance. An overweight to agency mortgage-backed securities was positive, while holding non-agency mortgage-backed securities was a net detractor from performance for the year.

Russell Investment Grade Bond Fund	201

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Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Fund’s money managers have the discretion to rotate in and out of various sectors in order to place more emphasis on sectors or securities that they believe would provide the highest relative value versus other areas of the market. For example, Pacific Investment Management Company LLC (“PIMCO”) put significant emphasis on agency mortgage-backed securities in an attempt to benefit from the Federal Reserve’s Agency Mortgage-Backed Securities Purchase Program After price appreciation peaked for these securities, PIMCO rotated out of this sector in order to lock in the gains and put emphasis on other areas of the market that it believed were more attractive. Metropolitan West Asset Management outperformed due to its yield curve strategies combined with an overweight to and security selection in investment grade corporates. Neuberger Berman outperformed due to its security selection in investment grade corporates. This was offset to a degree by positions in non-agency mortgage backed securities, which detracted from returns. Western Asset Management outperformed primarily due to an overweight to and security selection in investment grade credit. Its yield curve strategies also contributed positively to returns though to a lesser degree. Although different money managers placed emphasis on different areas of the market at different times, the Fund’s performance over the fiscal year did on average benefit from sector rotation by the money managers.

Describe any changes to the Fund’s structure or the money manager line-up.

Lehman Brothers Asset Management LLC changed its name to Neuberger Berman Group LLC.

Money Managers as of October 31, 2009	Styles
Neuberger Berman Group LLC	Enhanced Index
Metropolitan West Asset Management, LLC.	Sector Rotation
Pacific Investment Management Company LLC	Fully Discretionary
Western Asset Management Company	Fully Discretionary
Western Asset Management Company Limited	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1999.

**	On November 3, 2008, Barclays Capital, which acquired the Lehman family of indices in September 2008, announced the rebranding of its unified family of indices under the Barclays Capital Indices name. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class C Shares on October 22, 2007. The returns shown from November 1, 1999 to October 21, 2007 are the returns of the Fund’s Class E Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown would have been lower.

‡‡	The Fund first issued Class S Shares on October 22, 2007. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. However, the returns for Class S Shares would be substantially similar to those of Class I Shares because they are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

‡‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

202	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,113.40	$1,017.39
Expenses Paid During Period*	$8.26	$7.88

*	Expenses are equal to the Fund’s annualized expense ratio of 1.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,118.80	$1,021.83
Expenses Paid During Period*	$3.58	$3.41

*	Expenses are equal to the Fund’s annualized expense ratio of 0.67% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,120.20	$1,023.09
Expenses Paid During Period*	$2.24	$2.14

*	Expenses are equal to the Fund’s annualized expense ratio of 0.42% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

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Russell Investment Grade Bond Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,119.40	$1,022.43
Expenses Paid During Period*	$2.94	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,119.80	$1,023.34
Expenses Paid During Period*	$1.98	$1.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

204	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 94.0%
Asset-Backed Securities - 5.4%
Aames Mortgage Investment Trust (Ê)(Þ) Series 2005-3 Class A1 0.394% due 08/25/35	199	189
Accredited Mortgage Loan Trust (Ê) Series 2004-2 Class A2 0.544% due 07/25/34	129	63
ACE Securities Corp. (Ê)
Series 2003-OP1 Class M2
1.744% due 12/25/33	86	67
Series 2005-SD3 Class A
0.644% due 08/25/45	223	184
Series 2006-HE4 Class A2A
0.304% due 10/25/36	134	84
Aegis Asset Backed Securities Trust (Ê) Series 2003-3 Class M2 2.719% due 01/25/34	337	161
Ally Auto Receivables Trust (Þ) Series 2009-A Class A2 1.320% due 03/15/12	300	300
Ameriquest Mortgage Securities, Inc. (Ê)
Series 2002-D Class M1
3.994% due 02/25/33	155	51
Series 2004-R10 Class A5
0.634% due 11/25/34	2	2
Asset Backed Funding Certificates (Ê) Series 2006-HE1 Class A2A 0.304% due 01/25/37	138	130
Asset Backed Securities Corp. Home Equity (Ê) Series 2006-HE2 Class A1A 0.494% due 03/25/36	1,346	97
Bank of America Credit Card Trust (Ê) Series 2007-A12 Class A12 0.445% due 01/15/13	8,200	8,173
Bayview Financial Acquisition Trust Series 2006-A Class 1A3 5.865% due 02/28/41	410	251
Bear Stearns Asset Backed Securities Trust (Ê)
Series 2003-1 Class A1
0.744% due 11/25/42	116	97
Series 2003-SD1 Class A
0.694% due 12/25/33	96	75
Series 2005-2 Class A3
0.644% due 06/25/35	12	11
Series 2006-SD2 Class A2
0.444% due 06/25/36	248	233
Series 2007-HE5 Class 1A1
0.334% due 06/25/47	38	31
Series 2007-HE6 Class 1A1
1.494% due 08/25/37	721	466
BNC Mortgage Loan Trust (Ê) Series 2007-2 Class A2 0.344% due 05/25/37	152	119

	Principal Amount ($) or Shares	Market Value $
Business Loan Express (Ê)(Þ) Series 2003-2A Class A 1.044% due 01/25/32	242	163
Carrington Mortgage Loan Trust (Ê)
Series 2005-NC5 Class A2
0.564% due 10/25/35	163	147
Series 2006-NC3 Class A3
0.394% due 08/25/36	2,105	908
Centerline REIT, Inc. (Þ) Series 2004-RR3 Class B 5.040% due 09/21/45	515	139
Centex Home Equity (Ê) Series 2006-A Class AV4 0.494% due 06/25/36	1,700	828
Chase Issuance Trust (Ê) Series 2008-A7 Class A7 0.895% due 11/15/11	4,420	4,421
Citigroup Mortgage Loan Trust, Inc. (Ê)
Series 2006-SHL Class A1 (Þ)
0.444% due 11/25/45	797	483
Series 2007-AHL Class A3A
0.304% due 07/25/45	223	164
Series 2007-AMC Class A2A
0.354% due 03/25/37	234	176
0.304% due 05/25/37	792	670
Countrywide Asset-Backed Certificates
Series 2001-BC3 Class A (Ê)
0.724% due 12/25/31	77	37
Series 2004-AB2 Class M3 (Ê)
0.844% due 05/25/36	310	37
Series 2004-BC1 Class M1 (Ê)
0.744% due 02/25/34	209	156
Series 2005-4 Class MV1 (Ê)
0.704% due 10/25/35	1,050	876
Series 2005-17 Class 1AF3
5.711% due 05/25/36	2,250	1,019
Series 2006-3 Class 3A1 (Ê)
0.364% due 06/25/36	243	176
Series 2006-6 Class 2A2 (Ê)
0.424% due 09/25/36	454	339
Series 2006-11 Class 1AF4
6.300% due 09/25/46	505	171
Series 2006-BC1 Class 1A (Ê)
0.444% due 04/25/36	917	660
Series 2006-BC4 Class 2A2 (Ê)
0.404% due 11/25/36	2,220	1,269
Series 2007-7 Class 2A1 (Ê)
0.324% due 10/25/47	107	97
Countrywide Home Equity Loan Trust (Ê)
Series 2005-A Class 2A
0.485% due 04/15/35	185	85
Series 2005-G Class 2A
0.475% due 12/15/35	898	276
Series 2006-E Class 2A
0.385% due 07/15/36	680	241
Series 2007-GW Class A
0.795% due 08/15/37	1,160	786

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Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Credit-Based Asset Servicing and Securitization LLC
Series 2004-CB7 Class AF5
4.585% due 10/25/34	550	496
Series 2005-CB5 Class AV2 (Ê)
0.504% due 08/25/35	139	114
Series 2007-RP1 Class A (Ê)(Þ)
0.554% due 05/25/46	1,082	595
Daimler Chrysler Auto Trust (Ê)
Series 2008-B Class A2B
1.174% due 07/08/11	364	364
Series 2008-B Class A3B
1.724% due 09/10/12	400	402
Ellington Loan Acquisition Trust (Ê)
Series 2007-1 Class A2A1 (Þ)
1.244% due 05/26/37	667	546
Series 2007-1 Class A2C (Þ)
1.494% due 05/29/37	1,000	358
Series 2007-2 Class A2A (Å)
1.144% due 05/25/37	1,160	908
Fannie Mae Grantor Trust (Ê) Series 2003-T4 Class 1A 0.464% due 09/26/33	138	104
Fannie Mae Whole Loan (Ê)
Series 2003-W5 Class A
0.464% due 04/25/33	180	157
Series 2003-W9 Class A
0.484% due 06/25/33	278	265
First Franklin Mortgage Loan Asset Backed Certificates (Ê) Series 2004-FFH Class 2A1 0.624% due 10/25/34	7	7
GE-WMC Mortgage Securities LLC (Ê) Series 2006-1 Class A2A 0.284% due 08/25/36	19	10
GMAC Mortgage Corp. Loan Trust (Ê) Series 2006-HE4 Class A1 0.424% due 12/25/36	439	188
GSAA Trust
Series 2006-2 Class 2A3 (Ê)
0.514% due 12/25/35	570	124
Series 2006-4 Class 1A2
5.993% due 03/25/36	452	61
GSAMP Trust (Ê) Series 2003-HE2 Class M1 1.219% due 08/25/33	105	62
Hertz Vehicle Financing LLC (Å) Series 2009-2A Class A2 5.290% due 03/25/16	380	383
HFC Home Equity Loan Asset Backed Certificates (Ê)
Series 2005-1 Class A
0.535% due 01/20/34	431	364
Series 2006-2 Class A1
0.395% due 03/20/36	1,231	1,068
Series 2006-4 Class A3V
0.395% due 03/20/36	1,900	1,576

	Principal Amount ($) or Shares	Market Value $
Series 2007-1 Class AS
0.445% due 03/20/36	2,047	1,714
HSI Asset Securitization Corp. Trust (Ê) Series 2006-HE2 Class 2A1 0.294% due 12/25/36	61	42
JP Morgan Mortgage Acquisition Corp. (Ê)
Series 2006-WMC Class A2
0.294% due 08/25/36	12	12
Series 2007-CH1 Class AV4
0.374% due 10/25/36	2,575	1,513
Series 2007-CH3 Class A2
0.324% due 03/25/37	288	265
Klio Funding, Ltd. (Ê)(Þ) Series 2004-1A Class A1 1.022% due 04/23/39	3,282	98
Lehman XS Trust (Ê)
Series 2005-1 Class 2A1
1.744% due 07/25/35	408	299
Series 2005-1 Class 2A2
1.744% due 07/25/35	107	70
Series 2005-5N Class 1A1
0.544% due 11/25/35	476	265
Series 2005-7N Class 1A1B
0.544% due 12/25/35	366	100
Series 2006-16N Class A1A
0.324% due 11/25/46	182	173
Series 2006-17 Class WF11
0.364% due 11/25/36	21	21
Long Beach Mortgage Loan Trust (Ê)
Series 2004-4 Class 1A1
0.524% due 10/25/34	34	26
Series 2006-9 Class 2A1
0.304% due 10/25/36	65	64
Mastr Asset Backed Securities Trust (Ê) Series 2003-WMC Class M2 2.719% due 08/25/33	84	34
Morgan Stanley ABS Capital I (Ê)
Series 2003-NC8 Class M3
3.394% due 09/25/33	47	10
Series 2006-HE7 Class A2A
0.294% due 09/25/36	179	177
Series 2007-HE2 Class A2B
0.334% due 01/25/37	2,800	1,123
Series 2007-HE6 Class A1
0.304% due 05/25/37	117	91
Series 2007-NC3 Class A2A
0.304% due 05/25/37	74	62
Morgan Stanley Mortgage Loan Trust (Ê) Series 2006-12X Class A1 0.364% due 10/25/36	65	60
MSCC Heloc Trust (Ê) Series 2005-1 Class A 0.434% due 07/25/17	70	32
Nationstar Home Equity Loan Trust (Ê) Series 2007-B Class 2AV1 0.364% due 04/25/37	222	206

206	Russell Investment Grade Bond Fund

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Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Nelnet Student Loan Trust (Ê) Series 2008-4 Class A4 1.762% due 04/25/24	490	511
New Century Home Equity Loan Trust (Ê) Series 2004-4 Class M2 0.774% due 02/25/35	370	273
Newcastle CDO, Ltd. (Þ) Series 2004-4A Class 3FX 5.110% due 03/24/39	1,075	11
Option One Mortgage Loan Trust (Ê)
Series 2003-2 Class M2
2.794% due 04/25/33	67	16
Series 2003-3 Class M3
3.244% due 06/25/33	107	28
Series 2003-4 Class M2
2.719% due 07/25/33	99	29
Series 2007-4 Class 2A1
0.334% due 04/25/37	868	833
Series 2007-6 Class 2A1
0.304% due 07/25/37	303	287
Option One Mortgage Securities Corp. NIM Trust (Ê)(Þ) Series 2006-1A 0.344% due 12/25/10	884	707
Origen Manufactured Housing
Series 2005-B Class A4
5.910% due 01/15/37	100	88
Series 2006-A Class A1 (Ê)
0.395% due 11/15/18	255	233
Ownit Mortgage Loan Asset Backed Certificates (Ê) Series 2006-6 Class A2C 0.404% due 09/25/37	2,390	814
Park Place Securities, Inc. (Ê) Series 2005-WCW Class M1 0.694% due 09/25/35	370	158
Popular ABS Mortgage Pass-Through Trust Series 2005-6 Class A3 5.680% due 01/25/36	286	263
RAAC Series (Ê)(Þ) Series 2006-RP2 Class A 0.494% due 02/25/37	464	286
Renaissance Home Equity Loan Trust
Series 2003-3 Class A (Ê)
0.744% due 12/25/33	332	214
Series 2005-1 Class M1
5.357% due 05/25/35	172	73
Series 2005-2 Class AF4
4.934% due 08/25/35	585	476
Series 2006-1 Class AF6
5.746% due 05/25/36	298	230
Residential Asset Mortgage Products, Inc.
Series 2003-RS1 Class AI6A
5.980% due 12/25/33	228	177
Series 2003-RS2 Class AII (Ê)
0.924% due 03/25/33	98	62

	Principal Amount ($) or Shares	Market Value $
Series 2003-RS3 Class AII (Ê)
0.964% due 04/25/33	60	36
Residential Asset Securities Corp.
Series 2001-KS1 Class AI6
6.349% due 03/25/32	509	354
Series 2001-KS1 Class AII (Ê)
0.714% due 03/25/32	48	37
Series 2001-KS3 Class AII (Ê)
0.704% due 09/25/31	42	27
Series 2003-KS2 Class MI1
4.800% due 04/25/33	291	111
Series 2003-KS2 Class MI3
6.100% due 04/25/33	115	15
Series 2003-KS4 Class AIIB (Ê)
0.824% due 06/25/33	146	73
SACO I, Inc. (Ê) Series 2005-WM3 Class A1 0.764% due 09/25/35	57	16
Saxon Asset Securities Trust (Ê) Series 2004-1 Class A 0.784% due 03/25/35	53	31
Security National Mortgage Loan Trust (Ê)(Þ) Series 2006-3A Class A1 0.524% due 01/25/37	274	208
Sierra Receivables Funding Co. (Ê)(Þ) Series 2006-1A Class A2 0.395% due 05/20/18	132	104
SLM Student Loan Trust (Ê)
Series 2008-2 Class A1
0.582% due 01/25/15	130	129
Series 2008-6 Class A1
0.682% due 10/27/14	926	925
Small Business Administration Participation Certificates Series 2003-20I Class 1 5.130% due 09/01/23	56	59
Soundview Home Equity Loan Trust (Ê) Series 2006-WF2 Class A2C 0.384% due 12/25/36	2,550	1,573
Specialty Underwriting & Residential Finance (Ê) Series 2003-BC1 Class A 0.924% due 01/25/34	25	13
Structured Asset Securities Corp.
Series 2002-AL1 Class A3
3.450% due 02/25/32	357	296
Series 2002-HF1 Class A (Ê)
0.534% due 01/25/33	12	8
Series 2006-BC3 Class A2 (Ê)
0.294% due 10/25/36	127	119
Series 2007-BC3 Class 2A2 (Ê)
0.384% due 05/25/47	2,300	1,020
Truman Capital Mortgage Loan Trust (Ê)(Þ) Series 2006-1 Class A 0.504% due 03/25/36	911	469

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Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Wachovia Asset Securitization, Inc. (Ê) Series 2003-HE3 Class A 0.494% due 11/25/33	115	59
Wells Fargo Home Equity Trust (Ê) Series 2007-1 Class A1 0.344% due 03/25/37	88	87

		51,255

Corporate Bonds and Notes - 22.5%
Air 2 US (Þ) 8.027% due 10/01/19	582	489
Alcoa, Inc. (Ñ) 6.000% due 07/15/13	500	526
Allstate Life Global Funding Trusts 5.375% due 04/30/13	400	429
Altria Group, Inc.
9.700% due 11/10/18	400	492
9.950% due 11/10/38	685	893
10.200% due 02/06/39	610	813
American Airlines Pass Through Trust 2009-1A (Ñ) 10.375% due 07/02/19	1,000	1,108
American Express Co.
7.000% due 03/19/18	200	221
8.125% due 05/20/19	570	682
8.150% due 03/19/38 (Ñ)	335	424
6.800% due 09/01/66	170	148
American Express Credit Corp.
5.875% due 05/02/13	1,775	1,905
5.125% due 08/25/14	710	748
American General Finance Corp.
0.720% due 08/17/11 (Ê)	2,000	1,551
6.900% due 12/15/17	130	90
American International Group, Inc.
5.050% due 10/01/15	200	155
5.850% due 01/16/18	80	60
6.250% due 03/15/37	1,800	936
Series WI
8.250% due 08/15/18	1,760	1,500
Anadarko Petroleum Corp.
5.950% due 09/15/16	655	703
6.450% due 09/15/36	210	219
Analog Devices, Inc. 5.000% due 07/01/14	430	452
Anheuser-Busch InBev Worldwide, Inc. (Å) 5.375% due 01/15/20	2,420	2,460
Apache Corp.
6.000% due 09/15/13	460	512
6.000% due 01/15/37	200	220
Appalachian Power Co. Series O 5.650% due 08/15/12	175	188
ASIF Global Financing XIX (Þ) 4.900% due 01/17/13	50	45
AT&T, Inc.
5.100% due 09/15/14	240	259
6.550% due 02/15/39	440	476

	Principal Amount ($) or Shares	Market Value $
BAE Systems Holdings, Inc. (Þ) 4.950% due 06/01/14	535	555
Baker Hughes, Inc. (Ñ) 7.500% due 11/15/18	630	764
Bank of America Capital Trust XIV (ƒ)(Ñ) 5.630% due 12/31/49	20	14
Bank of America Capital Trust XV (Ê) 1.161% due 06/01/56	1,300	788
Bank of America Corp.
4.375% due 12/01/10	1,250	1,285
6.500% due 08/01/16	820	877
6.000% due 09/01/17	1,000	1,021
5.750% due 12/01/17	1,180	1,200
8.125% due 12/29/49 (ƒ)	310	279
Series MTNL
5.650% due 05/01/18	635	642
Bank of America NA
Series BKNT
0.579% due 06/15/16 (Ê)	1,200	1,055
0.599% due 06/15/17 (Ê)	1,340	1,130
6.000% due 10/15/36	300	305
BankAmerica Capital III (Ê) Series* 0.854% due 01/15/27	700	443
Bear Stearns Cos. LLC (The)
6.400% due 10/02/17	1,020	1,115
7.250% due 02/01/18	465	532
BellSouth Corp. (Ñ) 4.750% due 11/15/12	20	21
BellSouth Telecommunications, Inc. 7.000% due 12/01/95	685	672
Boeing Capital Corp. 4.700% due 10/27/19	120	120
Boeing Co. (The) 4.875% due 02/15/20	320	328
Burlington Northern and Santa Fe Railway Co. 2005-4 Pass Through Trust 4.967% due 04/01/23	180	182
Burlington Northern Santa Fe Corp. 6.875% due 12/01/27	90	101
Capital One Financial Corp. (Ñ) 7.375% due 05/23/14	1,100	1,248
CareFusion Corp. (Å) 4.125% due 08/01/12	450	462
Carolina Power & Light Co. 6.500% due 07/15/12	5	6
Caterpillar Financial Services Corp. 6.200% due 09/30/13	650	724
Cellco Partnership / Verizon Wireless Capital LLC (Þ)
3.025% due 05/20/11 (Ê)	1,100	1,136
8.500% due 11/15/18	100	125
CenterPoint Energy Houston Electric LLC Series J2 5.700% due 03/15/13	350	376
CenterPoint Energy Resources Corp.
6.125% due 11/01/17	125	130

208	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series B
7.875% due 04/01/13	745	840
Citibank NA
1.625% due 03/30/11	300	304
1.875% due 06/04/12 (Ñ)	100	101
Series FXD (Ñ)
1.875% due 05/07/12	100	101
Citicorp (Ñ) 7.250% due 10/15/11	460	486
Citigroup Capital XXI 8.300% due 12/21/57	1,375	1,272
Citigroup Funding, Inc. 2.250% due 12/10/12	300	305
Citigroup, Inc.
2.125% due 04/30/12	1,500	1,529
5.500% due 08/27/12	500	525
5.625% due 08/27/12	300	311
5.300% due 10/17/12 (Ñ)	200	210
5.500% due 04/11/13	675	703
5.850% due 07/02/13	100	105
6.500% due 08/19/13	605	649
5.000% due 09/15/14	1,840	1,814
5.500% due 10/15/14 (Ñ)	160	164
6.000% due 08/15/17	300	302
6.125% due 11/21/17	980	1,000
6.125% due 05/15/18	520	526
8.500% due 05/22/19	855	999
6.125% due 08/25/36	500	445
6.875% due 03/05/38	1,500	1,560
8.125% due 07/15/39	2,375	2,764
Clorox Co. 5.450% due 10/15/12	295	320
Columbus Southern Power Co. Series C 5.500% due 03/01/13	85	90
Comcast Cable Holdings LLC 9.800% due 02/01/12	715	819
Comcast Corp.
6.500% due 01/15/15	1,050	1,162
6.500% due 01/15/17	520	567
6.300% due 11/15/17	1,125	1,218
6.500% due 11/15/35	350	362
6.550% due 07/01/39	600	625
ConocoPhillips
5.900% due 05/15/38	60	63
6.500% due 02/01/39	735	823
ConocoPhillips Holding Co. 6.950% due 04/15/29	825	952
Continental Airlines, Inc.
9.000% due 07/08/16	500	533
Series 071A
5.983% due 04/19/22	2,870	2,784
Countrywide Financial Corp. Series MTn 5.800% due 06/07/12	450	479
COX Communications, Inc. 6.750% due 03/15/11	440	464

	Principal Amount ($) or Shares	Market Value $
Credit Agricole SA (ƒ)(Ñ)(Å) 8.375% due 12/31/49	560	589
Credit Suisse USA, Inc.
5.500% due 08/15/13 (Ñ)	115	125
4.875% due 01/15/15	110	116
CVS Caremark Corp. 6.250% due 06/01/27	765	792
CVS Pass-Through Trust
5.789% due 01/10/26 (Þ)	253	242
5.880% due 01/01/28	12	11
6.036% due 01/01/28	1,041	1,022
Daimler Finance North America LLC 5.875% due 03/15/11	300	313
DCP Midstream LLC
6.875% due 02/01/11	45	47
6.750% due 09/15/37 (Þ)	735	692
Dell, Inc. (Ñ) 5.650% due 04/15/18	475	504
Delta Air Lines, Inc.
Series 00A2 (Ñ)
7.570% due 11/18/10	1,240	1,240
Series 01A2
7.111% due 09/18/11	500	494
Series 071A
6.821% due 08/10/22	1,317	1,215
Dominion Resources, Inc.
4.750% due 12/15/10	90	93
5.700% due 09/17/12	455	498
8.875% due 01/15/19	390	492
Dow Chemical Co. (The) 8.550% due 05/15/19	2,100	2,397
DPL, Inc. 6.875% due 09/01/11	495	535
DTE Energy Co. 7.050% due 06/01/11	300	320
Duke Energy Carolinas LLC
5.625% due 11/30/12	265	292
6.000% due 01/15/38	325	359
Duke Energy Corp.
6.300% due 02/01/14	150	166
3.950% due 09/15/14 (Ñ)	335	341
Duke University
4.200% due 04/01/14 (Ñ)	1,300	1,375
5.150% due 04/01/19	1,000	1,068
Eastman Kodak Co.(Ñ) 7.250% due 11/15/13	70	55
Energy Future Holdings Corp.
Series P (Ñ)
5.550% due 11/15/14	150	109
Series Q
6.500% due 11/15/24	90	43
Series R
6.550% due 11/15/34	635	293
Enterprise Products Operating LLC
Series L
6.300% due 09/15/17	440	483

Russell Investment Grade Bond Fund	209

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series O
9.750% due 01/31/14	830	1,001
ERAC USA Finance Co. (Þ) 7.000% due 10/15/37	1,555	1,502
Exelon Corp.
4.900% due 06/15/15	740	768
5.625% due 06/15/35	330	312
Express Scripts, Inc. 5.250% due 06/15/12	275	293
Federal Express Corp. 7.600% due 07/01/97	170	164
FirstEnergy Corp.
Series B
6.450% due 11/15/11	67	72
Series C
7.375% due 11/15/31	905	1,004
FirstEnergy Solutions Corp. (Å) 6.800% due 08/15/39	225	234
Freeport-McMoRan Copper & Gold, Inc. 8.375% due 04/01/17	1,090	1,172
General Electric Capital Corp.
1.800% due 03/11/11 (Ñ)	200	203
0.510% due 08/15/11 (Ê)	300	294
3.000% due 12/09/11	1,200	1,245
5.250% due 10/19/12	1,070	1,150
2.125% due 12/21/12	1,070	1,083
5.900% due 05/13/14 (Ñ)	965	1,056
5.625% due 05/01/18 (Ñ)	580	597
5.875% due 01/14/38	2,895	2,766
6.875% due 01/10/39	1,500	1,616
6.375% due 11/15/67	770	668
Series EMTN (Ê)
0.555% due 03/20/14	800	738
Series GMTN
2.000% due 09/28/12	600	605
2.625% due 12/28/12 (Ñ)	2,400	2,464
6.000% due 08/07/19	400	420
Series MTNA
6.000% due 06/15/12	700	759
0.559% due 09/15/14 (Ê)	830	774
General Electric Co. 5.250% due 12/06/17	505	525
GlaxoSmithKline Capital, Inc. 5.650% due 05/15/18	930	1,024
GMAC, Inc. (Þ) 8.000% due 12/31/18	159	130
Goldman Sachs Capital II (ƒ) 5.793% due 12/29/49	960	714
Goldman Sachs Group, Inc. (The)
5.300% due 02/14/12	2,155	2,294
3.250% due 06/15/12	675	706
5.450% due 11/01/12	80	86
4.750% due 07/15/13	300	315
5.125% due 01/15/15	1,000	1,054
6.150% due 04/01/18	360	384
7.500% due 02/15/19	1,484	1,735
5.950% due 01/15/27	250	244

	Principal Amount ($) or Shares	Market Value $
6.450% due 05/01/36	125	127
6.750% due 10/01/37	1,950	2,054
Hartford Financial Services Group, Inc. 5.250% due 10/15/11	275	282
Hess Corp.
8.125% due 02/15/19 (Ñ)	570	692
7.875% due 10/01/29	110	130
7.300% due 08/15/31	435	494
Historic TW, Inc. 8.050% due 01/15/16	565	633
Humana, Inc. 7.200% due 06/15/18	160	163
ILFC E-Capital Trust II (Þ) 6.250% due 12/21/65	290	136
International Business Machines Corp. 5.700% due 09/14/17	700	773
International Lease Finance Corp. 5.625% due 09/20/13	400	304
Jersey Central Power & Light Co. 5.625% due 05/01/16	260	275
JP Morgan Chase & Co.
3.125% due 12/01/11 (Ñ)	2,540	2,644
5.375% due 10/01/12	1,545	1,688
5.375% due 01/15/14 (Ñ)	475	512
5.125% due 09/15/14	1,085	1,148
3.700% due 01/20/15	790	794
5.150% due 10/01/15	520	549
6.000% due 01/15/18	425	455
6.300% due 04/23/19	750	823
6.400% due 05/15/38	842	932
Series 1 (ƒ)
7.900% due 04/29/49	745	749
JP Morgan Chase Bank NA (Þ) Series AI 5.875% due 06/13/16	85	90
JP Morgan Chase Capital XIII (Ê) Series M 1.233% due 09/30/34	625	442
JP Morgan Chase Capital XV 5.875% due 03/15/35	550	490
JP Morgan Chase Capital XX Series T 6.550% due 09/29/36	200	187
KCP&L Greater Missouri Operations Co. 11.875% due 07/01/12	1,015	1,178
Kellogg Co. 5.125% due 12/03/12	660	718
Kerr-McGee Corp. 6.950% due 07/01/24	290	307
Kinder Morgan Energy Partners, LP
7.125% due 03/15/12	185	202
5.000% due 12/15/13	115	120
6.000% due 02/01/17 (Ñ)	60	63
6.950% due 01/15/38	1,265	1,355
6.500% due 09/01/39	330	336
Kraft Foods, Inc. 6.125% due 02/01/18	900	954

210	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Lehman Brothers Holdings Capital Trust VII (ƒ)(Ø)(Æ) 5.857% due 11/29/49	1,450	—
Lehman Brothers Holdings, Inc. (Ø)(Æ)
5.250% due 02/06/12	140	22
6.200% due 09/26/14	150	24
6.500% due 07/19/17	390	—
6.750% due 12/28/17	990	—
6.875% due 05/02/18	200	32
Lorillard Tobacco Co. 8.125% due 06/23/19	490	545
Manufacturers & Traders Trust Co. 5.585% due 12/28/20	180	149
MBNA Capital B (Ê) Series B 1.081% due 02/01/27	680	466
MBNA Corp. 6.125% due 03/01/13	445	473
Mead Johnson Nutrition Co. (Å) 4.900% due 11/01/19	415	420
Merrill Lynch & Co., Inc.
0.482% due 07/25/11 (Ê)	700	688
6.050% due 08/15/12	200	214
5.450% due 02/05/13	2,730	2,855
6.400% due 08/28/17	690	713
6.220% due 09/15/26	715	690
6.110% due 01/29/37	620	586
MetLife, Inc.
6.125% due 12/01/11	180	194
6.400% due 12/15/36	1,010	875
Series A
6.817% due 08/15/18	675	756
Metropolitan Life Global Funding I (Þ) 5.125% due 06/10/14	300	319
MidAmerican Energy Co. 5.800% due 10/15/36	300	315
Morgan Stanley
3.250% due 12/01/11	520	543
5.625% due 01/09/12	510	543
4.750% due 04/01/14	250	251
6.000% due 05/13/14	880	945
0.734% due 10/18/16 (Ê)	1,235	1,113
5.450% due 01/09/17	600	605
6.250% due 08/28/17	300	315
6.625% due 04/01/18	2,425	2,599
5.625% due 09/23/19	1,625	1,635
Series GMTN (Ê)
0.584% due 01/09/14	1,100	1,038
National City Bank (Ê) Series BKNT 0.684% due 06/07/17	1,400	1,124
Nationsbank Capital Trust III (Ê) 0.834% due 01/15/27	500	320
New Cingular Wireless Services, Inc.
7.875% due 03/01/11	1,900	2,058
8.750% due 03/01/31	500	659

	Principal Amount ($) or Shares	Market Value $
News America Holdings, Inc.
7.900% due 12/01/95	295	310
8.250% due 10/17/96	65	66
News America, Inc.
6.200% due 12/15/34	35	34
6.150% due 03/01/37	1,630	1,584
6.650% due 11/15/37	20	21
NGPL Pipeco LLC (Þ) 6.514% due 12/15/12	1,835	2,005
Niagara Mohawk Power Corp. (Å) 4.881% due 08/15/19	340	342
Nisource Finance Corp.
7.875% due 11/15/10	465	490
6.400% due 03/15/18	250	258
Norfolk Southern Corp. (Ñ) 7.900% due 05/15/97	1,000	1,216
Northern States Power Co. Series B 8.000% due 08/28/12	400	464
Occidental Petroleum Corp. 7.000% due 11/01/13	800	928
Ohio Power Co. Series F 5.500% due 02/15/13	45	48
Oncor Electric Delivery Co.
5.950% due 09/01/13	630	683
6.800% due 09/01/18	1,350	1,522
Oracle Corp. 5.750% due 04/15/18	1,250	1,374
Pacific Gas & Electric Co.
8.250% due 10/15/18	170	214
6.050% due 03/01/34	340	370
5.800% due 03/01/37	110	116
6.350% due 02/15/38	90	103
Panhandle Eastern Pipeline Co., LP 8.125% due 06/01/19	1,000	1,158
Pemex Project Funding Master Trust Series WI 6.625% due 06/15/35	430	420
PepsiCo, Inc. 7.900% due 11/01/18	470	591
Pfizer, Inc. 7.200% due 03/15/39	660	829
Philip Morris International, Inc. 5.650% due 05/16/18	300	323
Principal Life Income Funding Trusts 5.300% due 04/24/13	300	309
Progress Energy, Inc. 7.750% due 03/01/31	130	161
Prudential Financial, Inc. 5.100% due 12/14/11	430	452
Prudential Holdings LLC (Þ) 8.695% due 12/18/23	1,175	1,204
Public Service Co. of New Mexico 7.950% due 05/15/18	675	690
Public Service Electric & Gas Co. (Ñ) 5.300% due 05/01/18	800	851

Russell Investment Grade Bond Fund	211

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Qwest Corp. (Ñ) 7.875% due 09/01/11	840	867
Reynolds American, Inc. (Ñ) 7.625% due 06/01/16	220	237
Roche Holdings, Inc. (Þ) 6.000% due 03/01/19	280	312
Simon Property Group, LP
5.300% due 05/30/13	1,075	1,114
6.100% due 05/01/16	295	307
Southern Natural Gas Co. (Þ) 5.900% due 04/01/17	30	31
Southwest Airlines Co. 2007-1 Pass Through Trust 6.150% due 08/01/22	159	159
Southwestern Electric Power Co. (Ñ) 6.450% due 01/15/19	770	834
State Street Capital Trust IV (Ê) 1.299% due 06/15/37	100	67
SunTrust Capital VIII 6.100% due 12/15/36	630	446
SunTrust Preferred Capital I (ƒ) 5.853% due 12/31/49	156	102
Temasek Financial I, Ltd. (Å) 4.300% due 10/25/19	300	299
Tennessee Gas Pipeline Co. 8.000% due 02/01/16	505	576
Texas-New Mexico Power Co. (Þ) 9.500% due 04/01/19	800	980
Time Warner Cable, Inc.
6.750% due 07/01/18	1,300	1,431
8.750% due 02/14/19	740	913
8.250% due 04/01/19	630	758
6.750% due 06/15/39	190	201
Series WI
5.850% due 05/01/17	1,225	1,288
Time Warner Entertainment Co., LP Series* 8.375% due 07/15/33	105	126
Time Warner, Inc.
6.750% due 04/15/11	680	726
6.875% due 05/01/12	345	379
Travelers Cos., Inc. (The)
6.250% due 03/15/37	620	558
6.250% due 06/15/37	500	551
Union Electric Co. 6.400% due 06/15/17	545	597
United Parcel Service, Inc. 4.500% due 01/15/13	600	643
United Technologies Corp. 5.400% due 05/01/35	70	71
UnitedHealth Group, Inc.
5.250% due 03/15/11	280	292
6.000% due 06/15/17	65	68
6.000% due 02/15/18	550	577
Series WI
6.500% due 06/15/37	120	122

	Principal Amount ($) or Shares	Market Value $
USB Capital IX (ƒ) 6.189% due 10/29/49	200	154
Valero Energy Corp.
9.375% due 03/15/19 (Ñ)	925	1,095
6.625% due 06/15/37	700	643
Verizon Communications, Inc.
5.350% due 02/15/11 (Ñ)	685	720
5.500% due 02/15/18	430	451
6.100% due 04/15/18 (Ñ)	680	739
6.350% due 04/01/19 (Ñ)	595	660
6.400% due 02/15/38	810	863
8.950% due 03/01/39	540	733
Verizon Global Funding Corp. 7.375% due 09/01/12	275	313
Wachovia Capital Trust III (ƒ) 5.800% due 03/29/49	340	243
Wachovia Corp.
5.500% due 05/01/13	750	803
5.700% due 08/01/13 (Ñ)	1,180	1,259
5.250% due 08/01/14 (Ñ)	460	478
5.625% due 10/15/16 (Ñ)	400	410
5.750% due 06/15/17 (Ñ)	460	480
Series* (Ê)
0.621% due 10/28/15	400	359
Wal-Mart Stores, Inc.
5.800% due 02/15/18 (Ñ)	410	459
6.200% due 04/15/38	90	101
Washington Mutual, Inc. (Ñ) (Ø)(Æ) 5.000% due 03/22/12	425	392
Waste Management, Inc. 6.375% due 11/15/12	555	608
WEA Finance LLC / WT Finance Aust Pty, Ltd. (Å)
7.500% due 06/02/14	495	539
6.750% due 09/02/19	120	122
WellPoint, Inc.
5.875% due 06/15/17	30	32
7.000% due 02/15/19	200	226
Wells Fargo & Co. (ƒ) Series K 7.980% due 03/29/49	1,760	1,648
Wells Fargo Capital X 5.950% due 12/15/36	200	173
Wells Fargo Capital XV (ƒ)(Ñ) 9.750% due 12/31/49	960	1,032
Weyerhaeuser Co. 6.750% due 03/15/12	255	267
Williams Cos., Inc. (The)
7.875% due 09/01/21	325	355
Series A
7.500% due 01/15/31	425	439
Series WI
8.750% due 01/15/20	1,135	1,301
Wyeth
6.950% due 03/15/11	275	296
5.950% due 04/01/37	350	377

212	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Xerox Corp. 5.500% due 05/15/12	570	601
XTO Energy, Inc.
7.500% due 04/15/12	130	145
5.500% due 06/15/18	750	782
6.500% due 12/15/18	650	724
6.750% due 08/01/37	60	66
Yum! Brands, Inc. 4.250% due 09/15/15	360	365

		216,212

International Debt - 5.3%
America Movil SAB de CV
5.625% due 11/15/17 (Ñ)	180	185
5.000% due 10/16/19 (Å)	550	538
Anadarko Finance Co. Series B 7.500% due 05/01/31	475	524
ANZ National International, Ltd. (Þ) 6.200% due 07/19/13	1,600	1,748
ArcelorMittal
5.375% due 06/01/13	1,075	1,108
9.850% due 06/01/19	680	801
AstraZeneca PLC 5.900% due 09/15/17	300	336
AXA SA 8.600% due 12/15/30	75	85
Bank of Scotland PLC (Þ) 5.250% due 02/21/17	230	223
Banque Centrale de Tunisie 8.250% due 09/19/27	550	688
Barclays Bank PLC
5.200% due 07/10/14	420	448
6.750% due 05/22/19 (Ñ)	455	512
Barrick Australian Finance Pty, Ltd. (Å) 5.950% due 10/15/39	310	303
Barrick Gold Corp. 6.950% due 04/01/19	345	394
Barrick Gold Financeco LLC 6.125% due 09/15/13	700	774
BNP Paribas (ƒ)(Þ) 5.186% due 06/29/49	1,900	1,591
BP Capital Markets PLC 5.250% due 11/07/13	850	938
Cenovus Energy, Inc. (Å) 6.750% due 11/15/39	620	677
Commonwealth Bank of Australia (Å)
3.750% due 10/15/14	250	252
5.000% due 10/15/19	110	111
Corp. Nacional del Cobre de Chile (Þ)
7.500% due 01/15/19	400	475
6.150% due 10/24/36	100	100
Credit Suisse
5.500% due 05/01/14	500	542
5.300% due 08/13/19	155	160
Credit Suisse Guernsey, Ltd.
5.860% due 05/29/49 (ƒ)	520	429

	Principal Amount ($) or Shares	Market Value $
Series 1 (Ê)(ƒ)
0.963% due 05/29/49	725	453
Credit Suisse NY
5.000% due 05/15/13	1,000	1,067
6.000% due 02/15/18	500	527
Danske Bank A/S (Å) 2.500% due 05/10/12	300	306
Depfa ACS Bank (Þ) 5.125% due 03/16/37	400	310
Deutsche Bank AG
5.375% due 10/12/12	350	382
6.000% due 09/01/17 (Ñ)	1,000	1,091
Deutsche Telekom International Finance BV 5.750% due 03/23/16	300	320
Dexia Credit Local (Ê)(Þ) 0.939% due 09/23/11	500	505
Diageo Capital PLC 7.375% due 01/15/14	980	1,142
Electricite De France (Þ)
5.500% due 01/26/14	400	439
6.500% due 01/26/19	400	456
6.950% due 01/26/39	400	485
European Investment Bank
1.750% due 09/14/12	2,795	2,796
2.375% due 03/14/14	825	822
Export-Import Bank of China(Þ) 4.875% due 07/21/15	200	213
Gaz Capital SA (Þ)
7.343% due 04/11/13	100	105
6.212% due 11/22/16	100	96
8.146% due 04/11/18	500	528
General Electric Capital Corp. (Þ) 5.500% due 09/15/67	300	349
Glitnir Banki Hf (Å)
6.330% due 07/28/11	270	63
6.375% due 09/25/12	390	91
6.693% due 06/15/16	700	—
HBOS Capital Funding, LP (ƒ)(Þ) 6.071% due 06/29/49	110	72
HBOS PLC (Þ) 6.750% due 05/21/18	2,425	2,239
HSBC Holdings PLC
6.500% due 05/02/36	500	548
6.500% due 09/15/37	500	548
Ingersoll-Rand Global Holding Co., Ltd. (Ñ) 9.500% due 04/15/14	340	408
Kaupthing Bank Hf (Å)(ø)(Æ)
5.750% due 10/04/11	100	23
7.625% due 02/28/15	1,210	272
7.125% due 05/19/16	1,480	—
Korea Electric Power Corp. (Þ) 5.125% due 04/23/34	155	160
Lloyds Banking Group PLC (ƒ)(Þ) 5.920% due 12/31/49	200	126
Merrill Lynch & Co., Inc. (Ê) 1.585% due 03/22/11	100	144

Russell Investment Grade Bond Fund	213

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Mexico Government International Bond
6.050% due 01/11/40	200	201
Series MTNA
6.750% due 09/27/34	333	361
Motors Liquidation Co. (Ø)(Æ) 8.375% due 07/05/33	160	32
MUFG Capital Finance 1, Ltd. (ƒ) 6.346% due 07/29/49	200	185
National Australia Bank, Ltd. (Þ) 5.350% due 06/12/13	600	643
Petrobras International Finance Co.
6.125% due 10/06/16 (Ñ)	240	254
5.750% due 01/20/20	659	661
Petroleum Export, Ltd. (Þ) 5.265% due 06/15/11	98	96
Rabobank Nederland NV (ƒ)(Ñ)(Þ) 11.000% due 12/29/49	230	289
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Þ) 5.838% due 09/30/27	250	253
Resona Bank, Ltd. (ƒ)(Þ) 5.850% due 09/29/49	100	88
Resona Preferred Global Securities Cayman, Ltd. (ƒ)(Þ) 7.191% due 12/29/49	405	356
Rio Tinto Finance USA, Ltd. 6.500% due 07/15/18	630	687
Royal Bank of Scotland Group PLC
6.400% due 10/21/19	460	469
Series 1 (ƒ)(Ñ)
9.118% due 03/31/49	200	187
Series U (ƒ)
7.640% due 03/29/49	100	49
Royal Bank of Scotland PLC (The) (Ê)(Þ) 0.673% due 04/08/11	4,300	4,309
RSHB Capital SA for OJSC Russian Agricultural Bank (Þ) 6.299% due 05/15/17	110	108
Russia Government International Bond Series REGS 7.500% due 03/31/30	45	50
Santander Perpetual SA Unipersonal (ƒ)(Þ) 6.671% due 10/29/49	900	821
Shinsei Finance Cayman, Ltd. (ƒ)(Ñ)(Þ) 6.418% due 01/29/49	630	372
Siemens Financieringsmaatschappij NV (Þ) 5.500% due 02/16/12	1,400	1,508
SMFG Preferred Capital USD 1, Ltd. (ƒ)(Þ) 6.078% due 01/29/49	1,120	967
Societe Financement de l’Economie Francaise (Å)
2.375% due 03/26/12	300	306
0.484% due 07/16/12 (Ê)	1,000	1,000
Suncor Energy, Inc. 6.500% due 06/15/38	640	679
Systems 2001 AT LLC (Þ) 7.156% due 12/15/11	164	171

	Principal Amount ($) or Shares	Market Value $
Telecom Italia Capital SA
6.200% due 07/18/11	290	309
5.250% due 10/01/15	690	715
6.999% due 06/04/18	470	516
TNK-BP Finance SA (Þ) Series 144A 7.500% due 07/18/16	340	343
TransCapitalInvest, Ltd. for OJSC AK Transneft (Þ) 8.700% due 08/07/18	200	224
Tyco International Finance SA
6.750% due 02/15/11	110	117
6.375% due 10/15/11	465	502
6.000% due 11/15/13	835	913
Tyco International, Ltd. / Tyco International Finance SA
6.875% due 01/15/21	130	149
Series WI (Ñ)
7.000% due 12/15/19	70	80
Vale Overseas, Ltd.
6.250% due 01/23/17	100	105
6.875% due 11/21/36	497	500
Vodafone Group PLC 4.150% due 06/10/14	245	253

		50,856

Mortgage-Backed Securities - 48.9%
Adjustable Rate Mortgage Trust (Ê) Series 2005-3 Class 8A2 0.484% due 07/25/35	159	135
American Home Mortgage Investment Trust (Ê)
Series 2004-4 Class 4A
4.390% due 02/25/45	175	141
Series 2005-4 Class 1A1
0.534% due 11/25/45	700	374
Banc of America Alternative Loan Trust
Series 2003-2 Class CB2 (Ê)
0.744% due 04/25/33	96	82
Series 2003-10 Class 2A2 (Ê)
0.694% due 12/25/33	265	234
Series 2006-5 Class CB17
6.000% due 06/25/46	681	565
Banc of America Commercial Mortgage, Inc.
Series 2004-3 Class A3
4.875% due 06/10/39	13	13
Series 2005-2 Class A4
4.783% due 07/10/43	1,100	1,121
Series 2005-3 Class A2
4.501% due 07/10/43	445	446
Series 2005-3 Class A4
4.668% due 07/10/43	1,010	987
Series 2006-1 Class A4
5.372% due 09/10/45	910	899
Series 2006-3 Class A4
5.889% due 07/10/44	1,330	1,221

214	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-2 Class AAB
5.639% due 04/10/49	990	961
Series 2007-3 Class A3
5.658% due 06/10/49	200	188
Series 2007-5 Class A3
5.620% due 02/10/51	20	19
Banc of America Funding Corp.
Series 2005-5 Class 1A11
5.500% due 09/25/35	778	718
Series 2005-D Class A1 (Ê)
3.442% due 05/25/35	313	306
Series 2006-A Class 3A2 (Ê)
5.807% due 02/20/36	326	204
Series 2007-E Class 4A1 (Ê)
5.736% due 07/20/47	798	558
Banc of America Mortgage Securities, Inc.
Series 2003-9 Class 1A12 (Ê)
0.694% due 12/25/33	328	313
Series 2004-1 Class 5A1
6.500% due 09/25/33	34	35
Series 2004-2 Class 5A1
6.500% due 10/25/31	48	46
Series 2004-11 Class 2A1
5.750% due 01/25/35	617	575
Series 2005-H Class 2A5 (Ê)
4.796% due 09/25/35	575	444
Series 2005-L Class 3A1 (Ê)
5.390% due 01/25/36	409	348
Series 2006-2 Class A15
6.000% due 07/25/46	591	483
Series 2006-B Class 1A1 (Ê)
4.354% due 10/20/46	215	159
Bear Stearns Adjustable Rate Mortgage Trust
Series 2002-11 Class 1A1
5.629% due 02/25/33	17	17
Series 2004-1 Class 23A1 (Ê)
5.452% due 04/25/34	191	186
Series 2004-8 Class 2A1
3.785% due 11/25/34	523	473
Series 2004-9 Class 22A1 (Ê)
4.157% due 11/25/34	151	147
Series 2004-10 Class 22A1
4.984% due 01/25/35	202	190
Series 2005-2 Class A1 (Ê)
2.830% due 03/25/35	2,355	2,117
Bear Stearns Alt-A Trust (Ê)
Series 2005-4 Class 23A1
5.353% due 05/25/35	414	313
Series 2005-7 Class 22A1
5.487% due 09/25/35	271	183
Bear Stearns Commercial Mortgage Securities Series 2007-PW1 Class AM 6.084% due 06/11/50	200	149

	Principal Amount ($) or Shares	Market Value $
Bear Stearns Structured Products, Inc. (Ê)
Series 2007-R6 Class 1A1
5.632% due 01/26/36	443	276
Series 2007-R6 Class 2A1
5.916% due 12/26/46	229	140
Chase Mortgage Finance Corp.
Series 2003-S8 Class A1
4.500% due 09/25/18	347	347
Series 2005-A1 Class 2A2 (Ê)
5.238% due 12/25/35	1,031	957
Series 2006-A1 Class 1A1 (Ê)
5.977% due 09/25/36	436	377
Series 2006-S4 Class A3
6.000% due 12/25/36	643	534
Series 2006-S4 Class A4
6.000% due 12/25/36	294	272
Citigroup Mortgage Loan Trust, Inc.
Series 2004-HYB Class A2 (Ê)
5.269% due 02/25/34	24	21
Series 2005-3 Class 2A2B
4.645% due 08/25/35	554	222
Series 2005-11 Class A2A (Ê)
4.700% due 12/25/35	312	287
Series 2005-11 Class A3 (Ê)
4.900% due 12/25/35	452	355
Series 2007-AR8 Class 2A1A
5.895% due 07/25/37	504	377
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A4
5.225% due 07/15/44	765	776
Series 2006-CD3 Class A5
5.617% due 10/15/48	685	683
Citimortgage Alternative Loan Trust Series 2006-A3 Class 1A5 6.000% due 07/25/36	386	288
Commercial Mortgage Loan Trust
Series 2008-LS1 Class A4B
6.220% due 12/10/49	1,110	956
Series 2008-LS1 Class AJ
6.220% due 12/10/49	275	135
Countrywide Alternative Loan Trust
Series 2004-2CB Class 1A4 (Ê)
0.644% due 03/25/34	300	231
Series 2005-59 Class 1A1 (Ê)
0.574% due 11/20/35	1,022	547
Series 2005-J8 Class 1A3
5.500% due 07/25/35	656	463
Series 2005-J12 Class 2A1 (Ê)
0.514% due 08/25/35	445	208
Series 2005-J13 Class 2A3
5.500% due 11/25/35	260	201
Series 2006-9T1 Class A7
6.000% due 05/25/36	303	226
Series 2006-J2 Class A3
6.000% due 04/25/36	460	381

Russell Investment Grade Bond Fund	215

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-J2 Class 2A1
6.000% due 07/25/37	639	423
Series 2007-OA6 Class A1B (Ê)
0.444% due 06/25/37	608	291
Series 2007-OA7 Class A1A (Ê)
0.424% due 05/25/47	595	308
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-16 Class 1A1 (Ê)
0.644% due 09/25/34	231	130
Series 2004-22 Class A3 (Ê)
3.718% due 11/25/34	353	294
Series 2004-HYB Class 1A1 (Ê)
4.602% due 02/20/35	795	658
Series 2004-R2 Class 1AF1 (Ê)(Þ)
0.664% due 11/25/34	35	23
Series 2005-3 Class 1A2 (Ê)
0.534% due 04/25/35	128	69
Series 2005-HYB Class 3A2A (Ê)
5.250% due 02/20/36	118	82
Series 2005-R1 Class 1AF1 (Ê)(Þ)
0.604% due 03/25/35	40	31
Series 2005-R3 Class AF (Ê)(Þ)
0.644% due 09/25/35	779	517
Series 2006-HYB Class 2A1A
5.666% due 05/20/36	587	413
Series 2006-OA4 Class A1 (Ê)
1.718% due 04/25/46	352	134
Series 2007-18 Class 2A1
6.500% due 11/25/37	516	425
Series 2007-HY1 Class 1A2
5.661% due 04/25/37	278	56
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C1 Class A3
4.321% due 01/15/37	138	139
Series 2005-9 Class 2A1
5.500% due 10/25/35	1,046	944
Series 2005-C4 Class A3
5.120% due 08/15/38	5,050	5,127
Credit Suisse Mortgage Capital Certificates
Series 2006-C2 Class A1
5.250% due 03/15/39	592	606
Series 2006-C2 Class A2
5.658% due 03/15/39	1,120	1,133
Series 2006-TFL Class A1 (Ê)(Þ)
0.365% due 04/15/21	174	157
Series 2007-C1 Class A3
5.383% due 02/15/40	2,500	2,033
Series 2007-C3 Class A4
5.723% due 06/15/39	2,265	1,873
Series 2007-C5 Class A3
5.694% due 09/15/40	545	512
Series 2007-C5 Class A4
5.695% due 09/15/40	1,200	992
Series 2008-C1 Class A3
6.216% due 02/15/41	1,570	1,340

	Principal Amount ($) or Shares	Market Value $
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2005-AR1 Class 2A3
4.954% due 08/25/35	1,060	436
Series 2007-OA2 Class A1 (Ê)
1.528% due 04/25/47	4,018	1,969
Deutsche Mortgage Securities, Inc. (Þ) Series 2005-WF1 Class 1A3 5.148% due 06/26/35	920	608
Downey Savings & Loan Association Mortgage Loan Trust
Series 2004-AR3 Class 1A1B (Ê)
3.116% due 07/19/44	123	44
Series 2005-AR6 Class 2A1A (Ê)
0.535% due 10/19/45	608	325
Fannie Mae
7.000% due 2011	3	3
8.000% due 2011	1	1
5.190% due 2012	722	770
7.000% due 2012	2	2
5.500% due 2013	5	5
6.500% due 2013	27	28
5.500% due 2014	12	13
6.500% due 2015	11	12
7.000% due 2015	7	8
5.500% due 2016	2	3
6.000% due 2016	97	105
6.500% due 2016	74	80
9.000% due 2016	1	1
5.500% due 2017	133	144
6.000% due 2017	866	939
6.500% due 2017	172	186
7.500% due 2017	—	1
8.500% due 2017	3	3
4.500% due 2018	1,167	1,238
5.000% due 2018	983	1,048
5.500% due 2018	1,280	1,377
6.500% due 2018	211	230
5.000% due 2019	2,184	2,326
6.500% due 2019	98	107
4.000% due 2020	1,424	1,454
4.500% due 2020	504	534
5.000% due 2020	4,285	4,557
6.500% due 2020	44	48
4.000% due 2021	301	307
5.000% due 2021	513	543
5.500% due 2021	14	15
6.000% due 2021	183	196
5.500% due 2022	819	872
5.000% due 2023	986	1,039
5.000% due 2024	527	556
8.000% due 2024	79	89
8.500% due 2024	16	18
9.000% due 2024	3	4
7.000% due 2025	13	13
8.000% due 2025	1	1
8.500% due 2025	24	26

216	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.000% due 2026	273	293
7.000% due 2026	22	24
9.000% due 2026	4	5
7.000% due 2027	7	8
9.000% due 2027	1	1
6.500% due 2028	346	376
6.500% due 2029	1,019	1,108
7.000% due 2029	91	101
6.500% due 2030	7	7
8.000% due 2030	104	118
6.500% due 2031	105	115
8.000% due 2031	80	92
5.500% due 2032	45	47
6.000% due 2032	291	313
6.500% due 2032	1,280	1,390
7.000% due 2032	296	324
8.000% due 2032	3	5
2.857% due 2033 (Ê)	307	315
2.942% due 2033 (Ê)	134	137
4.500% due 2033	5,450	5,561
5.000% due 2033	3,348	3,485
5.500% due 2033	8,390	8,877
6.000% due 2033	246	263
6.500% due 2033	670	725
4.500% due 2034	1,263	1,287
5.000% due 2034	518	540
5.500% due 2034	18,263	19,312
6.000% due 2034	2,534	2,715
6.500% due 2034	672	727
2.883% due 2035 (Ê)	562	567
2.885% due 2035 (Ê)	392	396
2.888% due 2035 (Ê)	264	266
2.897% due 2035 (Ê)	218	220
2.899% due 2035 (Ê)	511	515
2.913% due 2035 (Ê)	1,578	1,592
2.914% due 2035 (Ê)	219	221
3.110% due 2035 (Ê)	261	267
3.608% due 2035 (Ê)	433	445
4.500% due 2035	729	742
5.000% due 2035	7,797	8,105
5.500% due 2035	6,438	6,808
6.000% due 2035	4,340	4,644
5.000% due 2036	408	424
5.500% due 2036	8,385	8,852
6.000% due 2036	2,948	3,138
6.500% due 2036	2,134	2,293
7.000% due 2036	134	146
5.500% due 2037	4,065	4,289
5.512% due 2037 (Ê)	568	598
5.821% due 2037 (Ê)	137	145
6.500% due 2037	6,548	7,034
5.000% due 2038	13,168	13,671
5.500% due 2038	6,055	6,383
6.000% due 2038	2,191	2,330
4.500% due 2039	368	373
1.832% due 2044 (Ê)	130	129

	Principal Amount ($) or Shares	Market Value $
Series 2003-343 Class 6
Interest Only STRIP
5.000% due 10/01/33	722	133
Series 2003-345 Class 18
Interest Only STRIP
4.500% due 12/01/18	1,683	210
Series 2003-345 Class 19
Interest Only STRIP
4.500% due 01/01/19	1,869	231
Series 2005-365 Class 12
Interest Only STRIP
5.500% due 12/01/35	2,117	350
Series 2006-369 Class 8
Interest Only STRIP
5.500% due 04/01/36	531	86
15 Year TBA (Ï)
4.000%	970	988
4.500%	1,835	1,906
5.500%	2,495	2,654
30 Year TBA (Ï)
4.500%	2,468	2,320
5.000%	4,340	4,499
6.000%	11,845	12,584
6.500%	3,390	3,639
Fannie Mae Grantor Trust (Ê) Series 2002-T5 Class A1 0.484% due 05/25/32	508	426
Fannie Mae REMICS
Series 1992-158 Class ZZ
7.750% due 08/25/22	166	181
Series 1999-56 Class Z
7.000% due 12/18/29	294	321
Series 2003-21 Class M
5.000% due 02/25/17	14	14
Series 2003-32 Class FH (Ê)
0.644% due 11/25/22	149	147
Series 2003-35 Class FY (Ê)
0.644% due 05/25/18	798	789
Series 2003-37 Class HY
5.000% due 12/25/16	283	291
Series 2003-78 Class FI (Ê)
0.644% due 01/25/33	330	326
Series 2004-21 Class FL (Ê)
0.594% due 11/25/32	184	183
Series 2005-65 Class FP (Ê)
0.494% due 08/25/35	82	81
Series 2006-48 Class LG
Principal Only STRIP
Zero coupon due 06/25/36	145	126
Series 2006-5 Class 3A2 (Ê)
4.036% due 05/25/35	64	65
Series 2007-73 Class A1 (Ê)
0.304% due 07/25/37	666	601
Fannie Mae Whole Loan
Series 2003-W1 Class 1A1
6.500% due 12/25/42	48	52

Russell Investment Grade Bond Fund	217

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2004-W2 Class 5AF (Ê)
0.594% due 03/25/44	338	323
Federal Home Loan Mortgage Corp. Structured Pass Through Securities (Ê) Series 2005-63 Class 1A1 2.101% due 02/25/45	52	49
FHA Project Citi 68 NP 7.430% due 06/27/21	68	68
First Horizon Alternative Mortgage Securities
Series 2004-AA3 Class A1 (Ê)
3.118% due 09/25/34	238	193
Series 2006-AA5 Class A2 (Ê)
6.471% due 09/25/36	420	36
Series 2006-AA7 Class A1 (Ê)
6.500% due 01/25/37	2,002	1,049
Series 2006-FA3 Class A6
6.000% due 07/25/36	335	275
First Horizon Asset Securities, Inc. (Ê) Series 2005-AR5 Class 3A1 5.531% due 10/25/35	181	163
Freddie Mac
7.000% due 2010	2	2
6.000% due 2011	26	27
7.000% due 2011	3	3
8.000% due 2011	3	4
8.000% due 2012	2	2
6.000% due 2013	14	15
7.000% due 2014	11	12
12.000% due 2014	6	6
6.000% due 2016	195	210
9.000% due 2016	57	63
6.000% due 2017	305	329
8.000% due 2017	11	12
4.500% due 2018	1,050	1,113
5.000% due 2018	580	622
4.500% due 2019	583	616
5.000% due 2019	502	536
5.500% due 2019	614	659
4.500% due 2020	234	246
5.500% due 2020	1,588	1,704
6.000% due 2022	24	26
9.000% due 2024	5	6
6.500% due 2025	9	10
8.000% due 2025	11	12
9.000% due 2025	7	8
9.000% due 2026	1	2
3.327% due 2027 (Ê)	18	18
6.500% due 2027	—	—
8.500% due 2027	43	49
6.500% due 2028	133	145
6.500% due 2029	215	232
3.384% due 2030 (Ê)	7	7
6.500% due 2031	327	355
5.500% due 2032	2,064	2,183
6.000% due 2032	34	37
6.500% due 2032	409	444

	Principal Amount ($) or Shares	Market Value $
7.000% due 2032	343	378
7.500% due 2032	39	44
5.000% due 2033	690	719
5.500% due 2033	2,292	2,424
6.000% due 2033	9	10
6.500% due 2033	170	183
2.885% due 2034 (Ê)	135	136
4.500% due 2034	291	296
5.000% due 2034	2,858	2,974
5.500% due 2034	1,646	1,740
6.000% due 2034	171	183
6.500% due 2034	157	169
5.000% due 2035	553	574
5.500% due 2035	482	509
6.000% due 2035	407	436
5.000% due 2036	738	766
5.857% due 2036 (Ê)	269	285
5.900% due 2036 (Ê)	491	518
5.966% due 2036 (Ê)	367	388
6.000% due 2036	547	585
6.132% due 2036 (Ê)	505	536
6.500% due 2036	221	237
5.000% due 2037	616	639
5.464% due 2037 (Ê)	289	304
5.500% due 2037	206	217
5.528% due 2037 (Ê)	914	964
5.597% due 2037 (Ê)	1,364	1,441
5.682% due 2037 (Ê)	191	202
5.684% due 2037 (Ê)	1,252	1,321
5.695% due 2037 (Ê)	399	421
5.709% due 2037 (Ê)	467	493
5.800% due 2037 (Ê)	129	136
5.808% due 2037 (Ê)	412	435
5.869% due 2037 (Ê)	375	399
5.883% due 2037 (Ê)	436	461
5.884% due 2037 (Ê)	187	198
6.000% due 2037	296	315
6.082% due 2037 (Ê)	1,353	1,437
4.981% due 2038 (Ê)	567	595
5.000% due 2038	131	136
5.500% due 2038	4,740	4,996
6.000% due 2038	8,172	8,691
4.500% due 2039	628	636
6.000% due 2039	716	762
15 Year TBA (Ï)
5.000%	2,500	2,638
30 Year TBA (Ï)
4.500%	3,800	3,840
5.000%	6,825	7,072
5.500%	2,180	2,294
6.000%	4,790	5,089
Freddie Mac REMICS
Series 1991-105 Class G
7.000% due 03/15/21	26	28
Series 1998-210 Class ZM
6.000% due 12/15/28	419	449

218	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2000-226 Class F (Ê)
0.695% due 11/15/30	8	8
Series 2001-229 Class KF (Ê)
0.494% due 07/25/22	255	250
Series 2003-262 Class AB
2.900% due 11/15/14	70	70
Series 2004-277 Class UF (Ê)
0.539% due 06/15/33	351	350
Series 2004-281 Class DF (Ê)
0.689% due 06/15/23	315	313
Series 2005-294 Class FA (Ê)
0.409% due 03/15/20	599	589
Series 2005-295 Class NA
4.250% due 09/15/24	87	88
Series 2005-299 Class KF (Ê)
0.639% due 06/15/35	209	206
Series 2005-301 Class IM
Interest Only STRIP
5.500% due 01/15/31	312	22
Series 2005-305 Class JF (Ê)
0.539% due 10/15/35	193	191
Series 2007-333 Class BF (Ê)
0.389% due 07/15/19	839	828
Series 2007-333 Class FT (Ê)
0.389% due 08/15/19	1,013	998
Ginnie Mae I
7.000% due 2011	2	2
9.500% due 2016	1	2
8.000% due 2017	4	5
10.500% due 2020	6	7
8.000% due 2022	13	15
8.500% due 2022	9	11
8.500% due 2024	8	9
8.000% due 2025	16	18
9.000% due 2025	9	11
8.000% due 2026	49	56
7.000% due 2029	4	5
8.000% due 2029	35	40
8.500% due 2029	20	22
8.000% due 2030	25	29
8.500% due 2030	15	17
7.000% due 2031	268	296
7.000% due 2032	67	75
5.000% due 2033	2,129	2,229
7.000% due 2033	14	17
5.000% due 2035	356	372
6.000% due 2035	2,494	2,660
6.000% due 2036	249	265
6.000% due 2038	524	558
5.500% due 2039	350	370
30 Year TBA (Ï)
4.500%	7,065	7,164
5.000%	22,147	23,005
5.500%	715	754
6.000%	1,480	1,572
6.500%	48,000	51,030

	Principal Amount ($) or Shares	Market Value $
Ginnie Mae II
4.125% due 2027 (Ê)	29	30
4.375% due 2030 (Ê)	13	13
4.625% due 2030 (Ê)	85	88
7.500% due 2032	7	9
30 Year TBA (Ï)
5.000%	200	208
GMAC Mortgage Corp. Loan Trust Series 2005-AR6 Class 3A1 (Ê) 5.312% due 11/19/35	683	553
Government National Mortgage Association (Ê) Series 1999-40 Class FE 0.795% due 11/16/29	549	550
Greenpoint Mortgage Pass-Through Certificates (Ê) Series 2003-1 Class A1 3.829% due 10/25/33	231	189
Greenwich Capital Commercial Funding Corp.
Series 2005-GG5 Class A41
5.243% due 04/10/37	695	687
Series 2006-GG7 Class A4
6.116% due 07/10/38	2,710	2,598
GS Mortgage Securities Corp. II
Series 2005-GG4 Class AABA
4.680% due 07/10/39	600	616
Series 2006-GG6 Class A4
5.553% due 04/10/38	1,150	1,081
Series 2006-GG8 Class AAB
5.535% due 11/10/39	575	567
GSMPS Mortgage Loan Trust (Ê)(Þ)
Series 2004-4 Class 1AF
0.644% due 06/25/34	750	593
Series 2005-RP3 Class 1AF
0.594% due 09/25/35	98	63
GSR Mortgage Loan Trust
Series 2004-5 Class 1A3 (Ê)
2.160% due 05/25/34	247	199
Series 2004-7 Class 4A1
4.855% due 06/25/34	50	43
Series 2005-AR7 Class 6A1
5.237% due 11/25/35	500	449
Harborview Mortgage Loan Trust
Series 2004-4 Class 3A (Ê)
1.385% due 06/19/34	137	66
Series 2005-4 Class 3A1
5.142% due 07/19/35	323	244
Series 2005-14 Class 3A1A
5.313% due 12/19/35	144	114
Series 2006-3 Class 1A1A (Ê)
6.260% due 06/19/36	4,483	2,358
Impac CMB Trust (Ê) Series 2004-5 Class 1A1 0.604% due 10/25/34	201	142

Russell Investment Grade Bond Fund	219

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Indymac Index Mortgage Loan Trust
Series 2005-AR1 Class 1A1
4.445% due 03/25/35	738	507
Series 2005-AR1 Class A2
5.099% due 09/25/35	249	194
Series 2006-AR2 Class 1A1B (Ê)
0.454% due 04/25/46	797	386
Series 2006-AR2 Class A2 (Ê)
0.324% due 11/25/36	55	33
Series 2006-AR3 Class 2A1A
5.987% due 03/25/36	6,195	3,389
Indymac Loan Trust (Ê) Series 2005-L2 Class A1 0.464% due 01/25/11	479	371
JP Morgan Alternative Loan Trust (Ê)
Series 2006-A4 Class A4
0.314% due 09/25/36	153	146
Series 2006-S4 Class A1B
0.324% due 12/25/36	336	326
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8 Class A2
3.837% due 01/12/39	874	875
Series 2004-LN2 Class A1
4.475% due 07/15/41	518	524
Series 2005-CB1 Class A4
4.895% due 09/12/37	80	78
5.280% due 01/12/43	200	201
Series 2005-FL1 Class A1 (Ê)(Þ)
0.355% due 02/15/19	100	99
Series 2005-LDP Class A3A1
4.871% due 10/15/42	1,940	1,946
Series 2005-LDP Class A4
4.918% due 10/15/42	690	685
Series 2006-CB1 Class A3A (Þ)
5.491% due 12/12/44	1,765	1,760
Series 2006-CB1 Class A4
5.481% due 12/12/44	1,090	1,071
5.552% due 05/12/45	785	770
Series 2006-CB1 Class ASB
5.506% due 12/12/44	470	485
Series 2006-LDP Class A3B
5.447% due 05/15/45	820	807
Series 2006-LDP Class A4
5.875% due 04/15/45	1,580	1,546
5.399% due 05/15/45	1,055	979
Series 2007-CB2 Class ASB
5.688% due 02/12/51	1,165	1,143
Series 2007-LD1 Class A4
5.818% due 06/15/49	1,470	1,354
5.882% due 02/15/51	1,960	1,727
Series 2007-LD1 Class AM
6.260% due 02/15/51	225	169
Series 2007-LDP Class A3
5.420% due 01/15/49	3,890	3,407
Series 2008-C2 Class A1
5.017% due 02/12/51	367	374

	Principal Amount ($) or Shares	Market Value $
Series 2008-C2 Class ASB
6.125% due 02/12/51	1,055	992
JP Morgan Mortgage Trust
Series 2004-A3 Class SF3
4.574% due 06/25/34	581	559
Series 2005-A1 Class 6T1 (Ê)
5.014% due 02/25/35	326	309
Series 2005-A2 Class 3A1
4.878% due 04/25/35	10	10
Series 2006-A2 Class 1A1
5.457% due 04/25/36	1,064	883
Series 2007-A1 Class 3A2 (Ê)
5.002% due 07/25/35	1,506	1,327
Series 2007-A4 Class 3A1
5.885% due 06/25/37	1,422	1,068
LB-UBS Commercial Mortgage Trust
Series 2001-C3 Class A1
6.058% due 06/15/20	56	57
Series 2005-C3 Class A5
4.739% due 07/15/30	820	807
Series 2005-C3 Class AAB
4.664% due 07/15/30	1,000	1,025
Series 2005-C5 Class A4
4.954% due 09/15/30	1,700	1,680
Series 2006-C4 Class A4
5.882% due 06/15/38	400	394
Series 2007-C2 Class AM
5.493% due 02/15/40	240	168
Series 2007-C6 Class A4
5.858% due 07/15/40	695	597
Lehman Brothers Floating Rate Commercial Mortgage Trust (Ê)(Å) Series 2006-LLF Class A1 0.319% due 09/15/21	65	60
Mastr Adjustable Rate Mortgages Trust (Ê)
Series 2006-2 Class 3A1
4.844% due 01/25/36	837	700
Series 2006-OA2 Class 1A1
1.710% due 12/25/46	447	192
Mastr Alternative Loans Trust
Series 2003-4 Class B1
5.704% due 06/25/33	361	230
Series 2004-10 Class 5A6
5.750% due 09/25/34	638	616
Mastr Asset Securitization Trust (Ê)
Series 2003-7 Class 4A35
0.644% due 09/25/33	305	285
Series 2003-11 Class 6A8
0.744% due 12/25/33	468	430
Series 2004-4 Class 2A2
0.694% due 04/25/34	297	273
Mastr Reperforming Loan Trust (Þ) Series 2005-1 Class 1A1 6.000% due 08/25/34	436	398
Merrill Lynch Mortgage Investors, Inc. (Ê) Series 2005-A10 Class A 0.454% due 02/25/36	232	159

220	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Merrill Lynch Mortgage Trust Series 2004-MKB Class A2 4.353% due 02/12/42	235	237
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4 Class A3
5.172% due 12/12/49	1,000	890
Series 2007-8 Class A3
5.957% due 08/12/49	900	774
Series 2007-8 Class ASB
5.890% due 08/12/49	810	761
Series 2007-9 Class AM
5.856% due 09/12/49	480	336
MLCC Mortgage Investors, Inc. (Ê)
Series 2004-HB1 Class A2
1.326% due 04/25/29	118	72
Series 2005-2 Class 3A
1.244% due 10/25/35	126	108
Series 2005-3 Class 4A
0.494% due 11/25/35	71	51
Morgan Stanley Capital I
Series 2005-HQ5 Class A4
5.168% due 01/14/42	1,125	1,130
Series 2005-IQ1 Class AAB
5.178% due 09/15/42	940	971
Series 2006-HQ1 Class A4
5.328% due 11/12/41	345	335
Series 2006-HQ1 Class AM
5.360% due 11/12/41	480	389
Series 2006-HQ8 Class A4
5.385% due 03/12/44	1,025	1,012
Series 2006-HQ9 Class A4
5.731% due 07/12/44	965	958
Series 2007-HQ1 Class A4
5.632% due 04/12/49	1,045	937
Series 2007-IQ1 Class A4
5.809% due 12/12/49	400	361
Morgan Stanley Mortgage Loan Trust Series 2006-3AR Class 2A3 5.273% due 03/25/36	833	506
Nomura Asset Acceptance Corp. (Þ)
Series 2004-R1 Class A1
6.500% due 03/25/34	77	74
Series 2004-R2 Class A1
6.500% due 10/25/34	88	82
NovaStar Mortgage-Backed Notes (Ê) Series 2006-MTA Class 2A1A 0.434% due 09/25/46	701	338
Prime Mortgage Trust
Series 2004-CL1 Class 1A2 (Ê)
0.644% due 02/25/34	100	91
Series 2004-CL1 Class 2A2 (Ê)
0.644% due 02/25/19	16	15
Series 2006-DR1 Class 2A1 (Þ)
5.500% due 05/25/35	1,961	1,692

	Principal Amount ($) or Shares	Market Value $
Residential Accredit Loans, Inc.
Series 2004-QS5 Class A6 (Ê)
0.844% due 04/25/34	186	130
Series 2004-QS8 Class A4 (Ê)
0.644% due 06/25/34	323	274
Series 2005-QA1 Class 2A1
5.813% due 12/25/35	1,084	495
Series 2005-QA1 Class A41
5.658% due 09/25/35	757	525
Series 2005-QA8 Class NB3
5.473% due 07/25/35	424	323
Series 2005-QO3 Class A1 (Ê)
0.644% due 10/25/45	800	435
Series 2006-QO7 Class 3A2 (Ê)
0.449% due 09/25/46	1,340	358
Residential Asset Securitization Trust
Series 2003-A15 Class 1A2 (Ê)
0.694% due 02/25/34	397	354
Series 2007-A5 Class 2A3
6.000% due 05/25/37	289	223
Residential Funding Mortgage Securities I (Ê)
Series 2003-S5 Class 1A2
0.694% due 11/25/18	478	474
Series 2003-S14 Class A5
0.644% due 07/25/18	509	366
Series 2003-S20 Class 1A7
0.744% due 12/25/33	58	58
Salomon Brothers Mortgage Securities VII, Inc.
Series 2003-UP2 Class A1
4.000% due 12/25/18	175	165
Sequoia Mortgage Trust (Ê) Series 2004-3 Class A 0.929% due 05/20/34	342	265
Small Business Administration Pools (Ê) 3.080% due 09/25/18	151	156
Structured Adjustable Rate Mortgage Loan Trust (Ê) Series 2005-19X Class 1A1 0.564% due 10/25/35	456	262
Structured Asset Mortgage Investments, Inc. (Ê) Series 2005-AR5 Class A2 0.495% due 07/19/35	261	198
Structured Asset Securities Corp.
Series 2003-26A Class 3A5 (Ê)
3.270% due 09/25/33	691	624
Series 2004-21X Class 1A3
4.440% due 12/25/34	127	126
Series 2005-RF3 Class 1A (Ê)(Þ)
0.594% due 06/25/35	139	104
Series 2006-11 Class A1 (Ê)(Þ)
3.783% due 10/25/35	188	115
Thornburg Mortgage Securities Trust (Ê)
Series 2003-2 Class A1
0.924% due 04/25/43	94	80

Russell Investment Grade Bond Fund	221

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-6 Class A1
0.354% due 11/25/46	297	287
Series 2007-4 Class 2A1
6.208% due 09/25/37	737	609
Series 2007-4 Class 3A1
6.196% due 09/25/37	661	557
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16 Class A2
4.380% due 10/15/41	310	310
Series 2005-C22 Class A3
5.285% due 12/15/44	2,435	2,447
Series 2006-WL7 Class A1 (Ê)(Þ)
0.329% due 09/15/21	176	154
Series 2007-C33 Class A2
5.857% due 02/15/51	1,700	1,737
Series 2007-WHL Class A1 (Ê)(Þ)
0.325% due 06/15/20	150	128
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2005-4 Class CB11
5.500% due 06/25/35	350	213
Series 2007-OA2 Class 2A (Ê)
0.944% due 01/25/47	461	208
Washington Mutual Mortgage Pass Through Certificates
Series 2003-S9 Class A2 (Ê)
0.794% due 10/25/33	313	308
Series 2005-AR1 Class 1A1
4.824% due 10/25/35	431	375
Series 2005-AR1 Class A1A1 (Ê)
0.534% due 10/25/45	628	463
Series 2005-AR1 Class A1A2 (Ê)
0.524% due 11/25/45	672	416
0.534% due 12/25/45	346	192
Series 2005-AR6 Class B3 (Ê)(Å)
0.904% due 04/25/45	451	20
Series 2006-AR1 Class 1A1A (Ê)
1.828% due 01/25/46	388	203
Series 2007-HY3 Class 4B1
5.319% due 03/25/37	407	39
Series 2007-HY4 Class 1A1 (Ê)
5.453% due 04/25/37	368	253
Wells Fargo Mortgage Backed Securities Trust
Series 2004-CC Class A1 (Ê)
4.936% due 01/25/35	437	409
Series 2006-2 Class 2A3
5.500% due 03/25/36	742	644
Series 2006-AR2 Class 2A1
4.950% due 03/25/36	502	429
Series 2006-AR7 Class 2A4 (Ê)
5.612% due 05/25/36	748	624
Series 2006-AR8 Class 2A3
5.240% due 04/25/36	165	141
Series 2007-8 Class 1A16
6.000% due 07/25/37	781	678

	Principal Amount ($) or Shares		Market Value $
Series 2007-10 Class 2A5
6.250% due 07/25/37		347	315

			469,190

Municipal Bonds - 0.3%
Public Power Generation Agency Revenue Bonds 7.242% due 01/01/41		300	303
San Diego Tobacco Settlement Revenue Funding Corp. Revenue Bonds 7.125% due 06/01/32		280	212
State of California General Obligation Unlimited
7.500% due 04/01/34		100	103
5.650% due 04/01/39 (Ê)		100	104
7.550% due 04/01/39		1,470	1,527
7.300% due 10/01/39		220	222
State of Texas General Obligation Unlimited 4.750% due 04/01/35		200	202
Tobacco Settlement Authority of Iowa Revenue Bonds 6.500% due 06/01/23		80	62
Tobacco Settlement Finance Authority of West Virginia Revenue Bonds 7.467% due 06/01/47		485	368

			3,103

Non-US Bonds - 0.3%
Fortis Bank Nederland Holding NV 3.000% due 04/17/12	EUR	400	600
LeasePlan Corp. NV 3.125% due 02/10/12	EUR	700	1,054
Poland Government Bond Series 1013 5.000% due 10/24/13	PLN	2,540	863
Societe Financement de l’Economie Francaise 2.125% due 05/20/12	EUR	400	593

			3,110

United States Government Agencies - 2.6%
Fannie Mae
5.250% due 08/01/12		330	353
4.625% due 05/01/13		1,000	1,056
4.625% due 10/15/13		995	1,088
2.750% due 03/13/14		1,090	1,110
6.625% due 11/15/30 (Ñ)		145	182
6.210% due 08/06/38		275	325
Federal Farm Credit Bank 5.125% due 08/25/16		310	342
Federal Home Loan Bank
5.375% due 05/15/19		150	165
5.125% due 08/15/19		160	173
Federal Home Loan Bank Discount Notes 5.625% due 06/11/21		1,070	1,172
Federal Home Loan Banks
4.625% due 06/12/20		170	176
Series VB15 (Ñ)
5.000% due 12/21/15		820	898

222	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Federal Home Loan Mortgage Corp.
1.125% due 06/01/11	1,900	1,911
5.625% due 11/23/35	1,240	1,250
Federal National Mortgage Association
1.750% due 01/01/12	125	125
Zero coupon due 07/05/14	1,235	1,068
3.300% due 07/30/14	195	195
2.625% due 11/20/14	260	260
5.250% due 09/15/16	125	140
5.000% due 04/26/17	1,315	1,339
5.125% due 08/19/24	615	623
5.625% due 07/15/37	45	49
Financing Corp.
Principal Only STRIP
Zero coupon due 08/03/18	360	250
Series 1P
Zero coupon due 05/11/18	380	268
Series 6P
Zero coupon due 08/03/18	160	111
Series 7P
Zero coupon due 08/03/18	290	201
Series 8P
Zero coupon due 08/03/18	150	104
Series 11P
Zero coupon due 02/08/18	100	71
Series 15P
Zero coupon due 03/07/19	160	107
Series 19P
Zero coupon due 06/06/19	50	33
Series B-P
Zero coupon due 04/06/18	300	212
Series D-P
Zero coupon due 09/26/19	20	13
Series E-P
Zero coupon due 11/02/18	360	245
Freddie Mac
5.250% due 07/18/11	200	215
2.125% due 03/23/12	4,980	5,052
5.050% due 01/26/15	690	766
5.000% due 04/18/17	2,200	2,433
6.750% due 03/15/31	50	64
Tennessee Valley Authority
6.150% due 01/15/38	345	393
5.250% due 09/15/39	210	215

		24,753

United States Government Treasuries - 8.7%
United States Treasury Principal Only STRIP
Zero coupon due 05/15/18 (Ñ)	470	351
Zero coupon due 11/15/21	4,801	2,940
Zero coupon due 11/15/27	2,690	1,208
United States Treasury Inflation Indexed Bonds
2.000% due 07/15/14	641	676
1.625% due 01/15/15	328	339
2.000% due 01/15/16	2,702	2,842
2.375% due 01/15/25	5,404	5,744
2.000% due 01/15/26	174	176

	Principal Amount ($) or Shares	Market Value $
2.375% due 01/15/27	353	374
1.750% due 01/15/28	9,001	8,665
3.875% due 04/15/29 (§)	1,391	1,793
United States Treasury Notes
0.875% due 12/31/10 (§)	200	201
0.875% due 02/28/11 (§)	100	101
0.875% due 03/31/11 (§)	100	101
4.875% due 04/30/11	1,575	1,675
0.875% due 05/31/11 (§)(Ñ)	3,500	3,514
1.000% due 08/31/11 (§)(Ñ)	365	366
1.000% due 09/30/11 (Ñ)	400	401
1.750% due 11/15/11 (Ñ)	1,645	1,672
4.750% due 05/31/12 (Ñ)	5,840	6,368
1.375% due 10/15/12 (Ñ)	700	699
4.250% due 11/15/13 (Ñ)	3,965	4,329
2.375% due 09/30/14 (Ñ)	3,570	3,584
4.125% due 05/15/15	2,565	2,780
4.500% due 11/15/15	2,230	2,460
2.375% due 03/31/16	2,115	2,059
5.125% due 05/15/16	2,490	2,833
3.000% due 09/30/16	540	541
3.125% due 10/31/16	2,910	2,935
4.000% due 08/15/18	2,195	2,308
3.125% due 05/15/19	302	296
3.625% due 08/15/19 (Ñ)	2,740	2,793
8.125% due 08/15/19	810	1,125
7.125% due 02/15/23	10	13
6.875% due 08/15/25	1,995	2,645
6.000% due 02/15/26	765	936
5.375% due 02/15/31	150	174
4.500% due 02/15/36	455	475
4.375% due 02/15/38 (Ñ)	495	507
4.500% due 05/15/38	2,700	2,820
3.500% due 02/15/39	316	277
4.250% due 05/15/39 (Ñ)	5,680	5,693
4.500% due 08/15/39 (Ñ)	1,360	1,421

		83,210

Total Long-Term Investments (cost $926,843)		901,689

Preferred Stocks - 0.4%
Consumer Discretionary - 0.0%
Motors Liquidation Co. (Ñ)	31,725	107

Financial Services - 0.4%
American International Group, Inc.	32,300	363
DG Funding Trust (Å)	392	3,481
Federal Home Loan Mortgage Corp.	27,050	28
Federal National Mortgage Association	19,750	23
Preferred Blocker, Inc. (Þ)	26	16

		3,911

Total Preferred Stocks (cost $8,347)		4,018

Russell Investment Grade Bond Fund	223

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Notional Amount $		Market Value $

Options Purchased - 0.0%
(Number of Contracts)
Eurodollar Futures	USD	28	1
Dec 2009 99.50 Put (28)
Eurodollar Midcurve 1Year Futures
Dec 2009 98.00 Put (28)	USD	28	4
United States Treasury Notes 10 Year Futures
Nov 2009 120.00 Call (18)	USD	18	4
Nov 2009 116.00 Put (27)	USD	27	6
Nov 2009 117.00 Put (39)	USD	39	13

Total Options Purchased (cost $91)			28

	Principal Amount ($) or Shares
Short-Term Investments - 12.9%
Aiful Corp. (Þ) 5.000% due 08/10/10		400	240
American Electric Power Co., Inc. Series C 5.375% due 03/15/10		120	122
American Express Credit Corp. (Ê) Series MTNB 0.394% due 10/04/10		1,300	1,293
BNP Paribas Financial, Inc. (ç)(ž) Zero coupon due 11/23/09		3,180	3,180
Citigroup Funding, Inc. (Ê) 0.381% due 07/30/10		10,000	10,001
Citigroup, Inc.
0.313% due 12/28/09 (Ê)		800	800
4.125% due 02/22/10		630	636
Credit Agricole SA (Ê)(Þ) 0.422% due 05/28/10		600	600
Daimler Finance North America LLC (Ñ) 4.875% due 06/15/10		575	586
Deutsche Telekom International Finance BV 8.500% due 06/15/10		250	261
Federal Home Loan Bank Discount Notes (ç)(ž)
Zero coupon due 11/06/09		6,305	6,305
Zero coupon due 11/20/09		640	640
Zero coupon due 12/11/09		825	825
Federal Home Loan Mortgage Corp. 5.125% due 08/23/10		1,820	1,889
Federal National Mortgage Association Discount Notes (ç)(ž)(§) Zero coupon due 01/25/10		566	566
Freddie Mac
8.000% due 01/01/10		—	—
8.000% due 02/01/10		1	1
7.000% due 08/01/10		5	5
6.000% due 09/01/10		6	7
7.000% due 10/01/10		2	2

	Principal Amount ($) or Shares	Market Value $
Freddie Mac Discount Notes (ç)(ž) Zero coupon due 11/09/09	1,760	1,760
Ginnie Mae I 6.500% due 10/15/10	—	—
GlaxoSmithKline Capital, Inc. (Ê) 1.079% due 05/13/10	1,600	1,606
Goldman Sachs Group, Inc. (The) (Ñ) 4.500% due 06/15/10	1,010	1,032
HSBC Finance Corp. (Ñ) 4.125% due 11/16/09	765	766
Indymac Loan Trust (Ê) Series 2005-L1 Class A 0.444% due 06/25/10	376	321
KeyBank NA (Ê) Series BKNT 2.598% due 06/02/10	900	900
Koninklijke KPN NV 8.000% due 10/01/10	620	657
Korea Development Bank (Ê) 0.424% due 04/03/10	700	694
Kraft Foods, Inc. (Ê) 0.773% due 08/11/10	1,700	1,701
Lehman Brothers Holdings, Inc. (Ø)(Æ)
2.951% due 05/25/10	300	47
Metropolitan Life Global Funding I (Ê)(Þ) 0.480% due 05/17/10	900	898
Morgan Stanley
2.373% due 05/14/10 (Ê)	1,100	1,112
Series MTN (Ê)
0.374% due 01/15/10	600	600
Russell Investment Company Russell Money Market Fund (£)	58,139,219	58,139
Small Business Administration Series 2000-P10 Class 1 7.449% due 08/10/10	41	42
Time Warner, Inc. (Ê) 0.684% due 11/13/09	400	400
UDR, Inc. Series MTNE 3.900% due 03/15/10	930	930
United States Treasury Bills (ç)(ž)
0.147% due 11/19/09 (§)(Ñ)	1,320	1,320
0.172% due 11/19/09 (§)(Ñ)	125	125
0.132% due 12/10/09	2,045	2,045
0.137% due 12/10/09	885	885
0.108% due 12/17/09	2,840	2,840
0.188% due 03/25/10 (§)(Ñ)	260	260
Zero coupon due 03/25/10 (§)(Ñ)	15,000	14,993
United States Treasury Notes 3.875% due 09/15/10	1,485	1,530

Total Short-Term Investments (cost $123,768)		123,562

224	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Repurchase Agreements - 6.2%
Agreement with Banc of America Securities, LLC and State Street Bank (Tri-Party) of $52,100 dated October 30, 2009, at 0.070% to be repurchased at $52,100 on November 2, 2009 collateralized by: $52,230 par various United States Treasury Obligations, valued at $53,258	52,100	52,100
Agreement with JP Morgan Securities Inc. and State Street Bank (Tri-Party) of $7,700 dated October 30, 2009, at 0.070% to be repurchased at $7,700 on November 2, 2009 collateralized by: $7,700 par various United States Treasury Obligations, valued at $7,852	7,700	7,700

Total Repurchase Agreements (cost $59,800)		59,800

Other Securities - 7.1%
Russell U.S. Cash Collateral Fund (×)	31,245,900	31,246
State Street Securities Lending Quality Trust (×)	36,729,608	36,525

Total Other Securities (cost $67,976)		67,771

Total Investments - 120.6% (identified cost $1,186,825)		1,156,868

Other Assets and Liabilities, Net - (20.6%)		(197,485)

Net Assets - 100.0%		959,383

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	225

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Euribor Futures (Germany)	7	EUR	1,737	12/09	17
Euribor Futures (Germany)	13	EUR	3,219	03/10	36
Eurodollar Futures (CME)	292	USD	72,766	12/09	1,439
Eurodollar Futures (CME)	297	USD	73,875	03/10	1,242
Eurodollar Futures (CME)	225	USD	55,802	06/10	339
Eurodollar Futures (CME)	54	USD	13,345	09/10	112
Eurodollar Futures (CME)	127	USD	31,261	12/10	145
Eurodollar Futures (CME)	26	USD	6,376	03/11	16
Three Month Short Sterling Interest Rate Futures (UK)	1	GBP	124	12/09	9
Three Month Short Sterling Interest Rate Futures (UK)	4	GBP	496	03/10	10
Three Month Short Sterling Interest Rate Futures (UK)	8	GBP	988	06/10	14
Three Month Short Sterling Interest Rate Futures (UK)	8	GBP	983	09/10	11
Three Month Short Sterling Interest Rate Futures (UK)	8	GBP	978	12/10	8
Three Month Short Sterling Interest Rate Futures (UK)	4	GBP	487	03/11	2
United States Treasury Bonds	39	USD	4,686	12/09	(44)
United States Treasury 2 Year Notes	231	USD	50,268	12/09	121
United States Treasury 5 Year Notes	243	USD	28,298	12/09	313
United States Treasury 10 Year Notes	225	USD	26,687	12/09	169
Short Positions
United States Treasury Bonds	43	USD	5,167	12/09	48
United States Treasury 10 Year Notes	166	USD	19,689	12/09	(310)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					3,697

See accompanying notes which are an integral part of the financial statements.

226	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Options Written (Number of Contracts)	Notional Amount		Market Value $

Eurodollar Futures
Mar 2010 99.00 Call (20)	USD	50	(27)
Mar 2010 99.38 Call (11)	USD	28	(6)
Sep 2010 98.75 Call (11)	USD	28	(12)
Dec 2009 97.63 Put (28)	USD	70	(2)
Dec 2009 99.25 Put (28)	USD	70	—
Mar 2010 98.75 Put (12)	USD	30	(1)
Mar 2010 98.88 Put (8)	USD	20	(1)
Mar 2010 99.38 Put (24)	USD	60	(7)
Sep 2010 98.75 Put (11)	USD	28	(11)

Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 3.000%
Nov 2009 0.00 Call (1)		3,000	(1)
USD Three Month LIBOR/USD 3.250%
Dec 2009 0.00 Call (2)		2,400	(14)
USD Three Month LIBOR/USD 3.250%
Apr 2010 0.00 Call (3)		2,100	(27)
USD 3.420%/USD Three Month LIBOR
Nov 2009 0.00 Put (1)		4,000	(1)
USD 4.000%/USD Three Month LIBOR
Nov 2009 0.00 Put (1)		19,600	(5)
USD 4.350%/USD Three Month LIBOR
Nov 2009 0.00 Put (1)		4,000	(2)
USD 4.250%/USD Three Month LIBOR
Dec 2009 0.00 Put (6)		3,900	(15)
USD 4.250%/USD Three Month LIBOR
Apr 2010 0.00 Put (4)		3,100	(61)
USD 5.500%/USD Three Month LIBOR
Aug 2010 0.00 Put (1)		1,000	(5)
USD 6.000%/USD Three Month LIBOR
Aug 2010 0.00 Put (4)		17,000	(108)

United States Treasury Bonds
Nov 2009 114.00 Put (12)	USD	12	(2)

United States Treasury Notes 5 Year Futures
Nov 2009 115.50 Put (18)	USD	18	(4)
Nov 2009 116.50 Put (6)	USD	6	(3)

United States Treasury Notes 10 Year Futures
Nov 2009 117.00 Call (18)	USD	18	(28)
Nov 2009 119.50 Call (2)	USD	2	(1)
Nov 2009 120.00 Call (3)	USD	3	(1)
Nov 2009 120.50 Call (5)	USD	5	(1)
Nov 2009 121.00 Call (5)	USD	5	—
Dec 2009 120.00 Call (16)	USD	16	(3)
Nov 2009 112.00 Put (17)	USD	17	—
Nov 2009 114.50 Put (54)	USD	54	(4)
Nov 2009 115.00 Put (5)	USD	5	(1)
Nov 2009 118.00 Put (29)	USD	29	(19)
Dec 2009 112.00 Put (23)	USD	23	(4)

Total Liability for Options Written (premiums received $653 )			(377)

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	227

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	27	MYR	95	11/12/09	1
Barclays Bank PLC	USD	55	MYR	194	11/12/09	2
BNP Paribas	JPY	41,907	USD	464	11/24/09	(1)
Citibank	USD	552	CAD	594	11/19/09	(3)
Citibank	USD	435	CNY	2,957	01/12/10	(2)
Citibank	USD	1,435	EUR	1,006	11/19/09	46
Citibank	USD	55	MXN	740	11/27/09	1
Citibank	CAD	594	USD	550	11/19/09	—
Citibank	CNY	2,957	USD	434	11/30/09	1
Citibank	EUR	1,006	USD	1,449	11/19/09	(32)
Citibank	PLN	2,556	USD	891	11/19/09	8
Deutsche Bank	USD	334	CAD	356	11/19/09	(5)
Deutsche Bank	USD	27	KRW	33,426	11/18/09	1
Deutsche Bank	USD	206	KRW	245,276	02/11/10	1
Deutsche Bank	USD	55	SGD	79	11/18/09	2
Deutsche Bank	CAD	356	USD	330	11/19/09	—
Deutsche Bank	KRW	245,276	USD	206	11/27/09	(1)
Goldman Sachs	USD	55	TWD	1,796	11/16/09	—
HSBC	USD	1,962	BRL	3,573	11/04/09	67
HSBC	USD	55	BRL	96	02/02/10	(2)
HSBC	USD	433	CNY	2,957	11/30/09	—
HSBC	USD	42	KRW	49,447	11/27/09	—
HSBC	USD	55	MXN	741	11/27/09	1
HSBC	USD	27	SGD	39	11/18/09	1
HSBC	USD	27	SGD	39	11/18/09	1
HSBC	USD	55	TWD	1,802	11/16/09	—
JP Morgan	USD	1,992	BRL	3,573	02/02/10	1
JP Morgan	USD	349	CAD	372	12/10/09	(5)
JP Morgan	USD	55	KRW	68,393	11/18/09	3
JP Morgan	USD	597	KRW	714,609	11/18/09	7
JP Morgan	USD	17	KRW	20,043	11/27/09	—
JP Morgan	USD	21	KRW	24,780	11/27/09	—
JP Morgan	USD	21	KRW	24,738	11/27/09	—
JP Morgan	USD	21	KRW	24,759	11/27/09	—
JP Morgan	USD	22	KRW	25,960	11/27/09	—
JP Morgan	USD	22	KRW	25,960	11/27/09	—
JP Morgan	USD	42	KRW	49,589	11/27/09	—
JP Morgan	BRL	3,573	USD	2,024	11/04/09	(5)
Morgan Stanley	USD	27	KRW	33,392	11/18/09	1
Morgan Stanley	EUR	397	USD	580	12/08/09	(4)
Royal Bank of Canada	USD	55	BRL	96	02/02/10	(2)
Royal Bank of Scotland	USD	184	AUD	212	11/05/09	7
Royal Bank of Scotland	USD	26	MYR	92	11/12/09	1
Royal Bank of Scotland	GBP	1,060	USD	1,733	01/27/10	(6)
Royal Bank of Scotland	JPY	13,994	USD	152	11/24/09	(3)
UBS	USD	231	CAD	251	11/19/09	1
UBS	USD	751	CAD	812	11/19/09	(1)
UBS	USD	55	SGD	78	11/18/09	—
UBS	CAD	1,063	USD	973	11/19/09	(9)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						73

228	Russell Investment Grade Bond Fund

See accompanying notes which are an integral part of the financial statements.

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Interest Rate Swaps Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	USD	4,300	3.000%	Three Month LIBOR	12/16/10	98
Bank of America	USD	1,300	3.000%	Three Month LIBOR	12/16/11	42
Barclays Bank PLC	USD	339	Three Month LIBOR	4.524%	11/15/21	(31)
Barclays Bank PLC	USD	344	Three Month LIBOR	4.420%	11/15/21	(26)
Barclays Bank PLC	USD	661	Three Month LIBOR	4.540%	11/15/21	(63)
Barclays Bank PLC	USD	1,320	Three Month LIBOR	4.633%	11/15/21	(144)
Deutsche Bank	EUR	1,200	2.090%	Consumer Price Index (France)	10/15/10	62
Deutsche Bank	AUD	300	4.500%	Three Month BBSW	06/15/11	(3)
Deutsche Bank	GBP	900	5.000%	Six Month LIBOR	03/18/14	122
Deutsche Bank	GBP	2,300	5.000%	Six Month LIBOR	03/18/14	315
Goldman Sachs	GBP	800	6.000%	Six Month LIBOR	12/19/09	31
Goldman Sachs	GBP	200	5.000%	Six Month LIBOR	09/17/13	27
Goldman Sachs	USD	8,000	3.500%	Three Month LIBOR	06/24/16	289
Merrill Lynch	USD	1,800	4.000%	Three Month LIBOR	06/17/11	111
Morgan Stanley	USD	11,000	3.000%	Three Month LIBOR	12/16/10	252
Royal Bank of Scotland	USD	3,100	3.000%	Three Month LIBOR	02/04/11	95
Royal Bank of Scotland	GBP	500	5.100%	Six Month LIBOR	09/15/13	71
Royal Bank of Scotland	USD	1,600	4.000%	Three Month LIBOR	12/16/14	94
UBS	AUD	5,800	4.500%	Three Month LIBOR	06/15/11	(51)

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - $514						1,291

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Arrow Electronics, Inc.	Citigroupglobal Markets, Inc.	0.756%	USD	340	(0.820%)	03/20/14	(2)
Berkshire Hathaway	Deutsche Bank	1.147%	USD	2,900	1.000%	03/20/13	(13)
Centex Corp.	Deutsche Bank	0.808%	USD	850	(4.400%)	12/20/13	(134)
Darden Restaurants, Inc.	Citigroupglobal Markets, Inc.	1.387%	USD	225	(2.730%)	03/20/14	(15)
Darden Restaurants, Inc	Deutsche Bank	1.387%	USD	950	(2.250%)	03/20/14	(42)
DR Horton Inc.	Citibank	2.154%	USD	205	(1.000%)	09/20/16	13
DR Horton Inc.	Deutsche Bank	2.154%	USD	165	(1.000%)	09/20/16	11
DR Horton Inc.	Goldman Sachs	2.154%	USD	165	(1.000%)	09/20/16	11
Gaz Capital for Gazprom	Chase Securities, Inc.	2.274%	USD	200	0.970%	12/20/12	(7)
Gaz Capital for Gazprom	Chase Securities, Inc.	2.274%	USD	200	1.020%	12/20/12	(7)
Gaz Capital for Gazprom	Morgan Stanley	2.341%	USD	100	2.180%	02/20/13	—
GE Capital Corp.	Citibank	1.680%	USD	1,000	5.000%	06/20/11	55
GE Capital Corp.	Credit Suisse First Boston	1.413%	USD	600	6.550%	12/20/10	50
GE Capital Corp.	Deutsche Bank	1.412%	USD	300	5.000%	12/20/09	2
GE Capital Corp.	Deutsche Bank	1.763%	USD	200	1.500%	09/20/11	—
GE Capital Corp.	Deutsche Bank	1.901%	USD	1,425	1.070%	12/20/12	(27)
GE Capital Corp.	Pershing LLC 1st Republic P.B. CNS	1.435%	USD	200	0.830%	12/20/09	—
GE Capital Corp.	Royal Bank of Scotland	1.435%	USD	1,900	1.150%	12/20/09	2
Hewelett-Packard Co.	Citigroupglobal Markets, Inc.	0.251%	USD	340	(0.720%)	03/20/14	(8)
Home Depot, Inc.	Citigroupglobal Markets, Inc.	0.599%	USD	1,095	(2.670%)	03/20/14	(106)
KB Home	Citibank	3.398%	USD	205	(1.000%)	09/20/16	26
Kohl’s	Deutsche Bank	0.955%	USD	260	(1.000%)	12/20/14	(1)
Kohl’s	JP Morgan	0.955%	USD	260	(1.000%)	12/20/14	(1)
Lowe’s Cos., Inc.	Citigroupglobal Markets, Inc.	0.616%	USD	1,140	(1.200%)	03/20/14	(33)
Metlife, Inc.	Deutsche Bank	2.134%	USD	1,500	2.050%	03/20/13	1
Metlife, Inc.	UBS	2.134%	USD	1,500	2.050%	03/20/13	1
Mexico Government International Bond	Credit Suisse First Boston	1.056%	USD	1,000	2.950%	12/20/09	14
Nordstrom, Inc.	Deutsche Bank	1.248%	USD	525	(2.100%)	03/20/14	(26)

Russell Investment Grade Bond Fund	229

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Prudential	Deutsche Bank	2.034%	USD	1,500	2.300%	03/20/13	19
Prudential	UBS	2.034%	USD	1,500	2.300%	03/20/13	19
Pulte Homes, Inc.	Goldman Sachs	1.948%	USD	1,800	(1.000%)	09/20/16	100
SLM Corp.	JP Morgan	8.124%	USD	900	4.300%	03/20/13	(88)
Target Corp	Credit Suisse First Boston	0.745%	USD	260	(1.000%)	12/20/14	(3)
Target Corp	Deutsche Bank	0.745%	USD	260	(1.000%)	12/20/14	(3)
Target Corp.	Credit Suisse First Boston	1.992%	USD	530	(1.000%)	09/20/16	31
Wachovia	JP Morgan	1.053%	USD	2,700	3.020%	03/20/13	195

Total Market Value of Open Corporate Issue Credit Default Swap Contracts Premiums Paid (Received) - $54							34

Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

ABX - HE Index for Sub-Prime Home Equity Sector	Barclays Bank PLC	USD	2,500	0.760%	01/25/38	(1,651)
ABX - HE Index for Sub-Prime Home Equity Sector	JP Morgan	USD	2,750	0.090%	08/25/37	(1,897)
ABX - HE Index for Sub-Prime Home Equity Sector	JP Morgan	USD	1,229	0.170%	05/25/46	(1,087)
CMBX AJ Index	Bank of America	USD	270	(0.840%)	10/12/52	78
CMBX AJ Index	Barclays Bank PLC	USD	1,600	(0.840%)	10/12/52	462
CMBX AJ Index	Barclays Bank PLC	USD	1,600	(0.840%)	10/12/52	462
CMBX AJ Index	Barclays Bank PLC	USD	2,420	(0.840%)	10/12/52	697
CMBX AJ Index	Credit Suisse First Boston	USD	865	(0.840%)	10/12/52	250
Dow Jones CDX Index	Chase Securities, Inc.	USD	400	1.120%	12/20/12	9
Dow Jones CDX Index	Deutsche Bank	USD	1,556	0.708%	12/20/12	26
Dow Jones CDX Index	Goldman Sachs	USD	1,300	1.120%	12/20/12	31
Dow Jones CDX Index	Goldman Sachs	USD	292	0.548%	12/20/17	3
Dow Jones CDX Index	JP Morgan	USD	681	0.553%	12/20/17	8
Dow Jones CDX Index	Morgan Stanley	USD	600	0.963%	12/20/12	11
Dow Jones CDX Index	Morgan Stanley	USD	5,542	0.771%	12/20/12	96

Total Market Value of Open Credit Index Credit Default Swap Contracts Premiums Paid (Received) - ($1,663)						(2,502)

Total Market Value of Open Credit Default Swap Contracts Premiums Paid (Received) - ($1,609)						(2,468)

230	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Presentation of Portfolio Holdings — October 31, 2009

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Long-Term Investments
Asset-Backed Securities	$—	$49,814	$1,441	$51,255	5.4
Corporate Bonds and Notes	—	216,212	—	216,212	22.5
International Debt	—	50,856	—	50,856	5.3
Mortgage-Backed Securities	—	469,007	183	469,190	48.9
Municipal Bonds	—	3,103	—	3,103	0.3
Non-US Bonds	—	3,110	—	3,110	0.3
United States Government Agencies	—	24,753	—	24,753	2.6
United States Government Treasuries	—	83,210	—	83,210	8.7
Preferred Stocks	4,018	—	—	4,018	0.4
Options Purchased	28	—	—	28	—	*
Short-Term Investments	58,139	65,423	—	123,562	12.9
Repurchase Agreements	—	59,800	—	59,800	6.2
Other Securities	—	67,771	—	67,771	7.1

Total Investments	62,185	1,093,059	1,624	1,156,868	120.6

Other Assets and Liabilities, Net					(20.6)

					100.0

Other Financial Instruments
Futures Contracts	3,697	—	—	3,697	0.4
Options Written	(115)	(262)	—	(377)	(—	)*
Foreign Currency Exchange Contracts	—	73	—	73	—	*
Interest Rate Swap Contracts	—	714	63	777	0.1
Credit Default Swaps	—	(859)	—	(859)	(0.3)

Total Other Financial Instruments**	3,582	(334)	63	3,311

*	Less than .05% of net assets
**	Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) used in determining a value for the period ending October 31, 2009 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	231

Russell Investment Company

Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Russell Short Duration Bond Fund - Class A ‡
	Total Return
1 Year	9.33%
5 Years	2.57	%§
10 Years	3.78	%§

Russell Short Duration Bond Fund - Class C
	Total Return
1 Year	12.75%
5 Years	2.60	%§
10 Years	3.42	%§

Russell Short Duration Bond Fund - Class E
	Total Return
1 Year	13.59%
5 Years	3.36	%§
10 Years	4.19	%§

Russell Short Duration Bond Fund - Class S
	Total Return
1 Year	13.84%
5 Years	3.63	%§
10 Years	4.45	%§

Russell Short Duration Bond Fund - Class Y ‡‡
	Total Return
1 Year	14.00%
5 Years	3.66	%§
10 Years	4.46	%§

Merrill Lynch U.S. Treasuries 1-3 Year Index **
	Total Return
1 Year	2.74%
5 Years	4.01	%§
10 Years	4.53	%§

232	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Russell Short Duration Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has two money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Russell Short Duration Bond Fund Class A, Class C, Class E, Class S, and Class Y Shares gained 13.58%, 12.75%, 13.59%, 13.84% and 14.00%, respectively. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 2.74% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2009, the Lipper® Short Investment Grade Debt Funds Average gained 7.14%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Investors returned to investments with more risk than the relative safety of U.S. Treasuries, as such virtually all non U.S. Treasury fixed income sectors posted higher returns than the Fund’s all-Treasury benchmark. Given that the Funds money managers typically invest in non-Treasury sector the fund out performed its benchmark.

The decline of interest rates across the yield curve also benefited the Fund as the Fund’s managers, in aggregate, anticipated the decline and generally maintained greater-than-benchmark sensitivity to interest rates (also referred to as being long duration). In general, as interest rates decline bond prices increase. Therefore, the longer-than-benchmark duration had a positive effect on performance.

As the Federal Reserve decreased the federal funds target rate, short-term yields declined relative to yields at the intermediate portion and long end of the yield curve, resulting in a relative shift in yields known as a yield curve “steepening.” This yield curve steepening benefited the Fund as the Fund’s money managers, in aggregate, anticipated the change and varied the maturity of their securities.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The largest contributor to the Fund’s outperformance relative to the benchmark was investors’ return to risky assets, particularly during the second half of the fiscal year. Allocations to some of the best performing sectors of the fixed income markets were beneficial to Fund performance from a sector allocation perspective. Overweights to investment grade financials and credit card and automotive asset-backed securities contributed to over performance versus the all-Treasury benchmark. An overweight to agency mortgage-backed securities was positive, while holding non-agency mortgage-backed securities was a net detractor from performance for the year. More modest allocations to commercial mortgage-backed securities and the high yield sector also contributed to over performance. Interest rates across maturities on the yield curve decreased over the fiscal year. Pacific Investment Management Company LLC (“PIMCO”) and to a lesser extent Logan Circle Partners, L.P. anticipated the changes in interest rates and positioned their portfolios to benefit from these changes.

Each manager that was in the Fund for the entire fiscal year significantly outperformed the benchmark. STW Fixed Income Management also outperformed for the period during which it was a manager in the Fund, prior to being terminated at the end of February 2009.

Describe any changes to the Fund’s structure or the money manager line-up.

Near the end of February 2009, STW was terminated. Assets were re-allocated to the two remaining managers (Logan Circle and PIMCO) and manager weights were changed from being equally split among the three initial managers to being equally split between the two remaining managers.

Russell Short Duration Bond Fund	233

Russell Investment Company

Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Money Managers as of October 31, 2009	Styles
Logan Circle Partners, L.P.	Sector Rotation
Pacific Investment Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1999.

**	Merrill Lynch U.S. Treasuries 1-3 Year Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares are the returns of the Fund’s Class E Shares from November 1, 1999 to February 28, 2007. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 3.75%.

‡‡	The Fund first issued Class Y Shares on September 29, 2008. The returns shown for Class Y Shares are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

234	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,087.20	$1,020.37
Expenses Paid During Period*	$5.05	$4.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,083.10	$1,016.59
Expenses Paid During Period*	$8.98	$8.69

*	Expenses are equal to the Fund’s annualized expense ratio of 1.71% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,086.70	$1,020.37
Expenses Paid During Period*	$5.05	$4.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Russell Short Duration Bond Fund	235

Russell Investment Company

Russell Short Duration Bond Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,088.10	$1,021.63
Expenses Paid During Period*	$3.74	$3.62

*	Expenses are equal to the Fund’s annualized expense ratio of 0.71% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,089.50	$1,022.13
Expenses Paid During Period*	$3.21	$3.11

*	Expenses are equal to the Fund’s annualized expense ratio of 0.61% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

236	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 75.3%
Asset-Backed Securities - 10.9%
American Express Credit Account Master Trust (Ê) Series 2005-4 Class A 0.315% due 01/15/15	1,388	1,363
Series 2007-7 Class A 0.285% due 02/17/15	3,000	2,941
Series 2009-2 Class A 1.489% due 03/15/17	300	305
AmeriCredit Automobile Receivables Trust Series 2009-1 Class A2 2.260% due 05/15/12	700	703
Ameriquest Mortgage Securities, Inc. (Ê) Series 2005-R10 Class A2B 0.464% due 12/25/35	595	518
Asset Backed Securities Corp. Home Equity (Ê) Series 2002-HE1 Class M1 1.895% due 03/15/32	543	387
Series 2004-HE6 Class A1 0.519% due 09/25/34	160	116
Atlantic City Electric Transition Funding LLC Series 2003-1 Class A2 4.460% due 10/20/16	1,425	1,520
Bear Stearns Asset Backed Securities Trust (Ê) Series 2007-HE7 Class 1A1 1.244% due 10/25/37	531	332
Capital Auto Receivables Asset Trust Series 2008-2 Class A3A 4.680% due 10/15/12	500	520
Capital One Multi-Asset Execution Trust Series 2005-A10 Class A (Ê) 0.325% due 09/15/15	1,365	1,335
Series 2006-A11 Class A11 (Ê) 0.329% due 06/17/19	430	401
Series 2006-C3 Class C3 (Ê) 0.565% due 07/15/14	350	316
Series 2007-A4 Class A4 (Ê) 0.269% due 03/16/15	840	825
Series 2008-A5 Class A5 4.850% due 02/18/14	2,700	2,838
Carrington Mortgage Loan Trust (Ê) Series 2006-NC5 Class A1 0.294% due 01/25/37	361	345
Cendant Timeshare Receivables Funding LLC (Þ) Series 2004-1A Class A1 3.670% due 05/20/16	48	43
Centex Home Equity Series 2003-C Class AF4 4.960% due 04/25/32	110	98

	Principal Amount ($) or Shares	Market Value $
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2001-4 Class 1A6 6.241% due 01/25/13	12	11
Chase Issuance Trust Series 2005-C2 Class C2 (Ê) 0.685% due 01/15/15	1,185	1,121
Series 2006-B1 Class B1 (Ê) 0.389% due 04/15/13	320	314
Series 2007-A9 Class A9 (Ê) 0.275% due 06/16/14	3,700	3,649
Series 2007-A15 Class A 4.960% due 09/17/12	2,700	2,800
Series 2008-A9 Class A9 4.260% due 05/15/13	555	581
Series 2009-A2 Class A2 (Ê) 1.789% due 04/15/14	800	820
CIT Marine Trust Series 1999-A Class A4 6.250% due 11/15/19	194	176
Citibank Credit Card Issuance Trust Series 2007-A5 Class A5 5.500% due 06/22/12	2,175	2,240
Citigroup Mortgage Loan Trust, Inc. Series 2005-WF1 Class A2 4.490% due 11/25/34	177	164
Community Program Loan Trust Series 1987-A Class A4 4.500% due 10/01/18	843	845
Countrywide Asset-Backed Certificates Series 2001-BC3 Class A (Ê) 0.724% due 12/25/31	77	37
Series 2005-1 Class AF4 5.147% due 07/25/35	655	583
Series 2005-4 Class AF3 4.456% due 10/25/35	89	84
Series 2005-17 Class 4A2A (Ê) 0.504% due 05/25/36	753	626
Series 2006-3 Class 2A2 (Ê) 0.424% due 06/25/36	388	311
Series 2006-15 Class A3 5.689% due 10/25/46	75	44
Series 2006-16 Class 2A1 (Ê) 0.294% due 12/25/46	2	2
Daimler Chrysler Auto Trust Series 2006-C Class A4 4.980% due 11/08/11	1,215	1,240
Series 2008-A Class A3A 3.700% due 06/08/12	562	572
Discover Card Master Trust Series 2007-A2 Class A2 (Ê) 0.639% due 06/15/15	390	380
Series 2008-A3 Class A3 5.100% due 10/15/13	4,290	4,503
Series 2008-A4 Class A4 5.650% due 12/15/15	630	692

Russell Short Duration Bond Fund	237

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2009-A2 Class A (Ê) 1.539% due 02/17/15	440	442
Discover Card Master Trust I (Ê) Series 1996-4 Class B 0.795% due 10/16/13	1,260	1,232
Series 2005-4 Class A2 0.335% due 06/16/15	405	391
Series 2006-2 Class A3 0.319% due 01/19/16	850	814
Series 2006-3 Class A1 0.269% due 03/15/14	205	202
Series 2007-3 Class A2 0.289% due 10/16/14	655	638
Dunkin Securitization (Þ) Series 2006-1 Class A2 5.779% due 06/20/31	375	350
E-Trade RV and Marine Trust Series 2004-1 Class A3 3.620% due 10/08/18	437	440
Equity One ABS, Inc. Series 2003-4 Class M1 5.369% due 10/25/34	766	587
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2002-50 Class A6 3.614% due 09/27/12	101	97
Ford Credit Auto Owner Trust Series 2008-B Class A2 (Ê) 1.439% due 12/15/10	233	233
Series 2009-D Class A2 1.210% due 01/15/12	300	301
Fremont Home Loan Trust (Ê) Series 2006-E Class 2A1 0.304% due 01/25/37	193	125
GE Corporate Aircraft Financing LLC (Ê)(Þ) Series 2004-1A Class B 1.094% due 01/25/18	84	71
GE Equipment Midticket LLC Series 2009-1 Class A3 2.340% due 06/17/13	250	251
GE Equipment Small Ticket LLC (Þ) Series 2009-1 Class A3 1.920% due 07/15/16	1,310	1,310
GE-WMC Mortgage Securities LLC (Ê) Series 2006-1 Class A2A 0.284% due 08/25/36	19	10
GMAC Mortgage Corp. Loan Trust Series 2007-HE2 Class A2 6.054% due 12/25/37	280	161
GSAMP Trust (Ê) Series 2004-SEA Class A2A 0.534% due 03/25/34	19	19
Series 2007-FM1 Class A2A 0.314% due 12/25/36	306	185
Harley-Davidson Motorcycle Trust Series 2007-3 Class A4 5.520% due 11/15/13	2,000	2,112

	Principal Amount ($) or Shares	Market Value $
Series 2009-2 Class A2 2.130% due 07/15/12	315	318
Series 2009-2 Class A3 2.850% due 03/15/14	880	894
HFC Home Equity Loan Asset Backed Certificates (Ê) Series 2005-1 Class A 0.535% due 01/20/34	246	208
Honda Auto Receivables Owner Trust Series 2009-2 Class A3 2.790% due 01/15/13	925	946
Household Credit Card Master Note Trust I (Ê) Series 2007-1 Class A 0.295% due 04/15/13	750	744
Series 2007-2 Class A 0.795% due 07/15/13	3,860	3,810
Long Beach Mortgage Loan Trust (Ê) Series 2004-4 Class 1A1 0.524% due 10/25/34	20	15
Mastr Asset Backed Securities Trust (Ê) Series 2006-HE5 Class A1 0.304% due 11/25/36	106	105
Nissan Auto Receivables Owner Trust Series 2008-A Class A3 3.890% due 08/15/11	344	349
Series 2009-A Class A3 3.200% due 02/15/13	565	582
Popular ABS Mortgage Pass-Through Trust Series 2005-5 Class AF2 4.973% due 11/25/35	27	27
Providian Master Note Trust (Ê)(Å) Series 2006-C1A Class C1 0.789% due 03/15/15	770	745
Railcar Leasing LLC (Þ) Series 1997-1 Class A2 7.125% due 01/15/13	546	541
Renaissance Home Equity Loan Trust Series 2005-4 Class A3 5.565% due 02/25/36	139	133
Series 2006-3 Class AF2 5.580% due 11/25/36	238	209
SBI Heloc Trust (Ê)(Þ) Series 2006-1A Class 1A2A 0.414% due 08/25/36	104	93
SLM Student Loan Trust (Ê) Series 2006-9 Class A2 0.282% due 04/25/17	141	141
Series 2008-2 Class A1 0.582% due 01/25/15	65	65
Series 2008-7 Class A2 0.782% due 10/25/17	2,600	2,586
Small Business Administration Participation Certificates Series 2009-20D Class 1 4.310% due 04/01/29	583	603

238	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

USAA Auto Owner Trust Series 2006-2 Class A4 5.370% due 02/15/12	342	347
Series 2008-2 Class A3 4.640% due 10/15/12	385	398
Volkswagen Auto Loan Enhanced Trust Series 2008-1 Class A3 4.500% due 07/20/12	2,000	2,061
Washington Mutual Master Note Trust (Þ) Series 2007-B1 Class B1 4.950% due 03/17/14	990	1,001
World Omni Auto Receivables Trust Series 2009-A Class A3 3.330% due 05/15/13	495	509

		64,102

Corporate Bonds and Notes - 19.5%
Abbott Laboratories 5.600% due 05/15/11	160	171
Aetna, Inc. 7.875% due 03/01/11	200	212
AIG SunAmerica Global Financing VI (Þ) 6.300% due 05/10/11	1,500	1,475
Allstate Life Global Funding Trusts 5.375% due 04/30/13	200	215
Alltel Corp. 7.000% due 07/01/12	1,280	1,420
Altria Group, Inc. 8.500% due 11/10/13	1,515	1,758
AMB Property, LP 6.300% due 06/01/13	650	641
American Airlines Pass Through Trust 6.817% due 05/23/11	370	353
American Express Bank FSB Series BKNT 5.500% due 04/16/13	300	319
American Express Centurion Bank Series BKNT 5.200% due 11/26/10	500	519
American Express Credit Corp. 0.424% due 12/02/10 (Ê)	500	493
Series C 7.300% due 08/20/13	1,535	1,724
American Express Travel Related Services Co., Inc. (Þ) 5.250% due 11/21/11	2,020	2,108
American International Group, Inc. 4.950% due 03/20/12	100	93
Series WI 8.250% due 08/15/18	100	85
Ameriprise Financial, Inc. 5.350% due 11/15/10	20	21
Anheuser-Busch InBev Worldwide, Inc. (Þ) 7.200% due 01/15/14	980	1,104
AT&T Corp. 7.300% due 11/15/11	455	506

	Principal Amount ($) or Shares	Market Value $
AT&T Mobility LLC 6.500% due 12/15/11	310	341
AT&T, Inc. 4.950% due 01/15/13	1,500	1,601
Bank One Corp. 5.900% due 11/15/11	1,360	1,462
Baxter International, Inc. 4.000% due 03/01/14	100	104
BB&T Corp. 3.850% due 07/27/12	320	331
Berkshire Hathaway Finance Corp. 4.000% due 04/15/12	440	463
Best Buy Co., Inc. 6.750% due 07/15/13	205	220
Boston Scientific Corp. 6.400% due 06/15/16	390	398
Capmark Financial Group, Inc. 7.375% due 05/10/12	85	18
Carolina Power & Light Co. 5.300% due 01/15/19	415	446
Case New Holland, Inc. (Å) 7.750% due 09/01/13	450	447
CenterPoint Energy Houston Electric LLC Series U 7.000% due 03/01/14	325	366
CIT Group, Inc. (Ê)(Ø) 0.704% due 02/13/12	830	536
Citibank NA 1.875% due 06/04/12	500	505
Series FXD 1.875% due 05/07/12	1,100	1,111
Citigroup Funding, Inc. 2.250% due 12/10/12	2,200	2,234
Citigroup, Inc. 5.100% due 09/29/11	1,200	1,249
2.125% due 04/30/12	1,900	1,936
5.625% due 08/27/12	1,585	1,642
5.500% due 04/11/13	700	730
5.500% due 10/15/14	690	708
Commonwealth Edison Co. Series 98 6.150% due 03/15/12	250	272
ConocoPhillips 6.000% due 01/15/20	625	688
Constellation Brands, Inc. Series B 8.125% due 01/15/12	425	428
Countrywide Home Loans, Inc. Series MTNL 4.000% due 03/22/11	640	652
Delta Air Lines, Inc. Series 00A2 7.570% due 11/18/10	1,185	1,185
Devon Energy Corp. 5.625% due 01/15/14	615	668
DirecTV Holdings LLC / DirecTV Financing Co., Inc. (Å) 4.750% due 10/01/14	845	862

Russell Short Duration Bond Fund	239

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Discover Financial Services 10.250% due 07/15/19	430	504
Dominion Resources, Inc. Series B 6.250% due 06/30/12	350	382
Dow Chemical Co. (The) 4.850% due 08/15/12	1,180	1,229
Dr Pepper Snapple Group, Inc. 6.120% due 05/01/13	500	548
E*Trade Financial Corp. 12.500% due 11/30/17	121	134
Series A Zero coupon due 08/31/19	190	272
EI Du Pont de Nemours & Co. 5.875% due 01/15/14	190	211
El Paso Corp. 8.250% due 02/15/16	340	352
Enterprise Products Operating LLC 4.600% due 08/01/12	1,000	1,041
Express Scripts, Inc. 6.250% due 06/15/14	290	319
Farmers Insurance Exchange (Þ) 6.000% due 08/01/14	75	72
FirstEnergy Solutions Corp. (Å) 4.800% due 02/15/15	655	671
Ford Motor Credit Co. LLC 9.875% due 08/10/11	395	404
3.034% due 01/13/12 (Ê)	300	267
Fortune Brands, Inc. 5.125% due 01/15/11	350	360
FPL Group Capital, Inc. 5.625% due 09/01/11	240	258
General Electric Capital Corp. 5.250% due 10/19/12	1,153	1,239
5.900% due 05/13/14	505	553
5.625% due 05/01/18	1,480	1,523
Series GMTN 2.000% due 09/28/12	500	504
6.000% due 08/07/19	220	231
Series MTNA 5.450% due 01/15/13	990	1,053
General Mills, Inc. 5.650% due 09/10/12	415	453
GMAC, Inc. 6.000% due 12/15/11	100	94
7.500% due 12/31/13 (Þ)	2,247	2,078
Goldman Sachs Capital II (ƒ) 5.793% due 12/29/49	750	558
Goldman Sachs Group, Inc. (The) 3.625% due 08/01/12	1,135	1,169
5.450% due 11/01/12	610	656
Goodyear Tire & Rubber Co. (The) 8.625% due 12/01/11	705	727
HCA, Inc. 7.875% due 02/15/20 (Å)	400	412
Series WI 9.125% due 11/15/14	450	466

	Principal Amount ($) or Shares	Market Value $
Health Net, Inc. 6.375% due 06/01/17	500	440
Hewlett-Packard Co. 4.250% due 02/24/12	330	349
IBM International Group Capital LLC 5.050% due 10/22/12	335	366
International Lease Finance Corp. 5.450% due 03/24/11	105	94
5.750% due 06/15/11	125	112
6.375% due 03/25/13	1,900	1,503
Jabil Circuit, Inc. 7.750% due 07/15/16	175	182
8.250% due 03/15/18	360	382
John Deere Capital Corp. 4.900% due 09/09/13	650	700
JPMorgan Chase & Co. 4.850% due 06/16/11	1,160	1,216
4.750% due 05/01/13	1,840	1,950
6.300% due 04/23/19	915	1,004
Series 1 (ƒ) 7.900% due 04/29/49	620	623
JPMorgan Chase Bank North America (Ê) 0.630% due 06/13/16	1,400	1,303
Kansas City Southern Railway 13.000% due 12/15/13	125	143
Kroger Co. (The) 3.900% due 10/01/15	695	703
LaBranche & Co., Inc. 11.000% due 05/15/12	375	360
Lehman Brothers Holdings Capital Trust VII (ƒ)(Æ)(Ø) 5.857% due 11/29/49	270	—
Lehman Brothers Holdings, Inc. (Æ)(Ø) Zero coupon due 04/05/11	10	2
Marathon Oil Corp. 6.500% due 02/15/14	150	167
Medco Health Solutions, Inc. 6.125% due 03/15/13	485	525
7.250% due 08/15/13	770	864
Medtronic, Inc. 4.500% due 03/15/14	270	289
Merrill Lynch & Co., Inc. Series MTNB 4.500% due 11/04/10	295	300
Merrill Lynch & Co., Inc. (Ê) 0.482% due 07/25/11	500	491
MetLife, Inc. 6.400% due 12/15/36	90	78
Metropolitan Life Global Funding I (Þ) 5.125% due 04/10/13	2,695	2,854
MGM Mirage (Þ) 10.375% due 05/15/14	150	160
Microsoft Corp. 4.200% due 06/01/19	1,000	1,020
Miller Brewing Co.(Þ) 5.500% due 08/15/13	445	476

240	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Morgan Stanley 6.600% due 04/01/12	400	436
6.000% due 04/28/15	790	845
Motorola, Inc. 5.375% due 11/15/12	300	306
Nationwide Life Global Funding I (Ê)(Þ) 0.400% due 12/14/10	780	756
Navistar International Corp. 8.250% due 11/01/21	420	410
NB Capital Trust IV 8.250% due 04/15/27	360	353
News America, Inc. 6.900% due 03/01/19	850	953
Northrop Grumman Corp. 3.700% due 08/01/14	270	274
ONEOK Partners, LP 5.900% due 04/01/12	800	842
PACCAR, Inc. 6.875% due 02/15/14	700	799
Pacific Gas & Electric Co. 4.200% due 03/01/11	480	497
Pacific Life Global Funding (Þ) 5.150% due 04/15/13	900	943
Pfizer, Inc. 4.450% due 03/15/12	490	520
Philip Morris International, Inc. 4.875% due 05/16/13	3,250	3,458
6.875% due 03/17/14	380	435
Pricoa Global Funding I (Ê)(Þ) 0.381% due 01/30/12	200	190
0.483% due 09/27/13	200	185
Principal Life Income Funding Trusts 5.300% due 04/24/13	200	206
Procter & Gamble Co. 4.600% due 01/15/14	1,365	1,467
Protective Life Secured Trusts (Ê) 0.404% due 11/09/10	1,600	1,458
Prudential Financial, Inc. 6.200% due 01/15/15	310	331
Quebecor World Capital Corp. (Ø)
6.125% due 11/15/13	70	—
4.857% due 11/15/49	205	—
Qwest Corp. 7.875% due 09/01/11	850	878
Regions Financial Corp. (Ê) 0.453% due 06/26/12	1,200	1,033
Roche Holdings, Inc. (Þ) 5.000% due 03/01/14	725	785
6.000% due 03/01/19	1,000	1,116
SLM Corp. (Ê) 0.512% due 10/25/11	200	173
Sun Life Financial Global Funding, LP (Ê)(Þ) 0.438% due 07/06/11	1,300	1,235
SunTrust Banks, Inc. 5.250% due 11/05/12	2,150	2,249

	Principal Amount ($) or Shares	Market Value $
Talecris Biotherapeutics Holdings Corp. (Å) 7.750% due 11/15/16	175	177
Textron Financial Corp. (Ê) 0.523% due 02/25/11	1,350	1,254
Textron, Inc. 6.200% due 03/15/15	595	607
Time Warner Cable, Inc. 8.250% due 02/14/14	935	1,097
Transcontinental Gas Pipe Line Corp. Series B 7.000% due 08/15/11	600	649
Union Pacific Corp. 6.500% due 04/15/12	690	761
Union Planters Corp. 7.750% due 03/01/11	1,060	1,057
United Technologies Corp. 7.125% due 11/15/10	270	287
Verizon Communications, Inc. 4.350% due 02/15/13	1,955	2,059
Wachovia Capital Trust III (ƒ) 5.800% due 03/29/49	755	540
Wachovia Corp. 5.500% due 05/01/13	1,100	1,178
Wal-Mart Stores, Inc. 4.250% due 04/15/13	300	320
Walt Disney Co. (The) 4.500% due 12/15/13	385	413
Watson Pharmaceuticals, Inc. 5.000% due 08/15/14	1,205	1,236
WellPoint Health Networks, Inc. 6.375% due 01/15/12	471	507
Wells Fargo & Co.
4.375% due 01/31/13	725	755
Series K (ƒ) 7.980% due 03/29/49	5,505	5,154
XTO Energy, Inc. 4.625% due 06/15/13	655	680
Yum! Brands, Inc. 4.250% due 09/15/15	595	604
5.300% due 09/15/19	305	309

		114,993

International Debt - 6.4%
ANZ National International, Ltd. (Þ) 6.200% due 07/19/13	200	219
Banco Nacional de Desenvolvimento Economico e Social(Þ) 6.500% due 06/10/19	660	695
Bank of Scotland PLC (Ê)(Þ) 0.374% due 12/08/10	600	587
BHP Billiton Finance USA, Ltd. 5.500% due 04/01/14	200	220
Catalyst Paper Corp. Series D 8.625% due 06/15/11	210	132

Russell Short Duration Bond Fund	241

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Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Cemex SAB de CV 4.750% due 03/05/14	265	329
Cenovus Energy, Inc. (Å) 4.500% due 09/15/14	335	344
Colombia Government International Bond 7.375% due 03/18/19	570	645
Commonwealth Bank of Australia (Ê)(Å) 0.704% due 07/12/13	4,600	4,585
Danske Bank A/S (Å) 2.500% due 05/10/12	200	204
Deutsche Bank AG 4.875% due 05/20/13	270	288
Deutsche Telekom International Finance BV 4.875% due 07/08/14	905	955
Ecopetrol SA Series WI 7.625% due 07/23/19	570	621
Enel Finance International SA (Å) 3.875% due 10/07/14	625	632
Eurasian Development Bank (Å) 7.375% due 09/29/14	700	725
Export-Import Bank of Korea 5.875% due 01/14/15	555	585
Galaxy Entertainment Finance Co., Ltd. (Þ) 9.875% due 12/15/12	350	343
Husky Energy, Inc. 5.900% due 06/15/14	785	853
Hutchison Whampoa International, Ltd. (Å) 5.750% due 09/11/19	685	693
ING Bank NV (Þ) 2.625% due 02/09/12	3,400	3,490
3.900% due 03/19/14	300	313
Inmarsat Finance II PLC 10.375% due 11/15/12	400	413
Jackson National Life Fund LLC 0.746% due 08/06/11	2,600	2,374
Kansas City Southern de Mexico SA de CV 9.375% due 05/01/12	200	204
12.500% due 04/01/16 (Þ)	100	112
Morgan Stanley 1.155% due 03/01/13 (Ê)	1,700	2,370
Norske Skogindustrier ASA (Þ) 6.125% due 10/15/15	215	141
7.125% due 10/15/33	100	53
PE Paper Escrow GmbH (Å) 12.000% due 08/01/14	200	219
Petroleos Mexicanos (Å) 4.875% due 03/15/15	975	960
Petroleum Co. of Trinidad & Tobago, Ltd. (Å) 9.750% due 08/14/19	340	386
Republic of Lithuania (Þ) 6.750% due 01/15/15	600	604
Rio Tinto Finance USA, Ltd. 5.875% due 07/15/13	1,225	1,320

	Principal Amount ($) or Shares	Market Value $
Royal Bank of Scotland Group PLC 6.375% due 02/01/11	800	801
Royal Bank of Scotland PLC (The)(Ê)(Þ) 0.673% due 04/08/11	1,500	1,503
Sappi Papier Holding AG (Þ) 6.750% due 06/15/12	440	410
Shell International Finance BV 4.300% due 09/22/19	220	221
South Africa Government International Bond 6.875% due 05/27/19	500	558
Swedish Housing Finance Corp. (Þ) 3.125% due 03/23/12	1,500	1,533
TransCapitalInvest, Ltd. for OJSC AK Transneft (Þ) 7.700% due 08/07/13	1,100	1,170
5.670% due 03/05/14	750	738
Transocean, Inc. 5.250% due 03/15/13	550	585
Tyco Electronics Group SA 6.000% due 10/01/12	760	809
Tyco International Finance SA 4.125% due 10/15/14	680	695
United Mexican States Series GMTN 5.950% due 03/19/19	926	968
Volvo Treasury AB (Å) 5.950% due 04/01/15	320	325
XL Capital, Ltd. 5.250% due 09/15/14	515	507
Series E (ƒ) 6.500% due 12/31/49	530	403

		37,840

Loan Agreements - 0.3%
Energy Future Holdings Corp., Term Loan B 3.740% due 10/10/14	332	255
3.780% due 10/10/14	2	1
First Data Corp., Term Loan B 1 2.990% due 09/24/14	232	199
3.040% due 09/24/14	20	17
Ford Motor Co., Term Loan 3.250% due 12/15/13	63	56
3.290% due 12/15/13	956	849
Idearc, Inc., Term Loan B 6.250% due 11/17/14	236	106
Newsday Corp., First Rate Term Loan 9.750% due 07/09/13	275	289

		1,772

Mortgage-Backed Securities - 23.8%
American Home Mortgage Investment Trust (Ê) Series 2004-3 Class 5A 3.003% due 10/25/34	979	738
Series 2004-4 Class 4A 4.390% due 02/25/45	320	258

242	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Asset Securitization Corp. Series 1997-D5 Class A3 6.852% due 02/14/43	145	157
Banc of America Commercial Mortgage, Inc. Series 2000-2 Class B 7.378% due 09/15/32	130	133
Series 2003-1 Class SBB (Þ) 5.860% due 03/11/32	287	314
Series 2003-1 Class SBC (Þ) 5.790% due 03/11/32	662	724
Series 2003-1 Class SBE (Þ) 6.770% due 03/11/32	979	1,101
Series 2004-3 Class A3 4.875% due 06/10/39	2	2
Series 2004-4 Class A3 4.128% due 07/10/42	53	53
Series 2006-2 Class A4 5.928% due 05/10/45	155	154
Series 2006-4 Class A4 5.634% due 07/10/46	920	908
Series 2007-2 Class A2 5.634% due 04/10/49	1,060	1,070
Banc of America Funding Corp. Series 2005-D Class A1 (Ê) 3.442% due 05/25/35	5,210	5,099
Series 2006-2 Class 2A18 5.750% due 03/25/36	2,130	1,638
Series 2006-A Class 1A1 (Ê) 4.568% due 02/20/36	272	239
Banc of America Mortgage Securities, Inc. Series 2004-2 Class 2A1 5.250% due 03/25/34	223	224
Series 2004-2 Class 5A1 6.500% due 10/25/31	105	100
Series 2004-I Class 2A2 (Ê) 3.679% due 10/25/34	383	369
Series 2004-L Class 1A1 (Ê) 5.461% due 01/25/35	41	39
Series 2004-L Class 2A1 (Ê) 4.368% due 01/25/35	1,099	1,031
Series 2005-G Class 2A1 (Ê) 4.917% due 08/25/35	261	228
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-1 Class 5A1 5.432% due 04/25/33	287	275
Series 2003-8 Class 2A1 (Ê) 5.287% due 01/25/34	175	165
Series 2007-3 Class 1A1 5.434% due 05/25/47	123	83
Bear Stearns Alt-A Trust Series 2005-4 Class 23A1 5.353% due 05/25/35	715	541
Series 2005-7 Class 22A1 5.487% due 09/25/35	45	30

	Principal Amount ($) or Shares	Market Value $
Series 2006-3 Class 33A1 (Ê) 6.071% due 05/25/36	100	49
Bear Stearns Asset Backed Securities Trust Series 2003-AC3 Class A1 4.000% due 07/25/33	249	224
Bear Stearns Commercial Mortgage Securities Series 2000-WF1 Class A2 7.780% due 02/15/32	84	84
Series 2000-WF1 Class E 7.966% due 02/15/32	490	489
Series 2001-TOP Class A1 5.060% due 11/15/16	77	78
Series 2001-TOP Class A2 6.480% due 02/15/35	150	155
Series 2001-TOP Class A3 5.610% due 11/15/33	50	52
Series 2004-PWR Class A2 4.254% due 07/11/42	357	358
Series 2004-PWR Class A3 4.565% due 07/11/42	400	400
Series 2007-T26 Class A4 5.471% due 01/12/45	100	97
Bear Stearns Mortgage Funding Trust (Ê) Series 2007-AR1 Class 2A1 0.314% due 02/25/37	351	322
Bear Stearns Structured Products, Inc. Series 2007-R6 Class 1A1 5.632% due 01/26/36	221	138
Series 2007-R6 Class 2A1 5.916% due 12/26/46	153	93
Chase Commercial Mortgage Securities Corp. Series 1999-2 Class A2 7.198% due 01/15/32	4	4
Series 1999-2 Class B 7.343% due 01/15/32	100	100
Series 2000-2 Class B 7.782% due 07/15/32	415	427
Series 2000-3 Class A2 7.319% due 10/15/32	26	26
Chase Mortgage Finance Corp. Series 2007-A1 Class 8A1 4.213% due 02/25/37	679	651
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4 5.431% due 10/15/49	735	684
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD3 Class A5 5.617% due 10/15/48	655	653
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class E 7.278% due 09/15/30	805	809
Commercial Mortgage Asset Trust Series 1999-C2 Class A2 7.546% due 11/17/32	43	43

Russell Short Duration Bond Fund	243

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Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 1999-C2 Class E 7.640% due 11/17/32	50	48
Commercial Mortgage Pass Through Certificates Series 2001-J1A Class A2 (Þ) 6.457% due 02/16/34	134	139
Series 2001-J1A Class B (Å) 6.614% due 02/16/34	75	79
Series 2003-LB1 Class A2 4.084% due 06/10/38	600	591
Series 2006-C7 Class A2 5.690% due 06/10/46	110	113
Series 2006-C8 Class A4 5.306% due 12/10/46	400	364
Countrywide Alternative Loan Trust Series 2003-J2 Class A1 6.000% due 10/25/33	175	172
Series 2004-12C Class 1A1 5.000% due 07/25/19	1,522	1,467
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-12 Class 1M 3.971% due 08/25/34	2,279	230
Series 2004-22 Class A3 3.718% due 11/25/34	206	171
Series 2004-HYB Class 1A1 4.602% due 02/20/35	378	313
Series 2005-HYB Class 5A1 (Ê) 5.250% due 02/20/36	774	455
Series 2006-1 Class A2 6.000% due 03/25/36	310	239
Series 2006-21 Class A9 5.750% due 02/25/37	1,209	1,157
Series 2006-HYB Class 1A2 4.589% due 06/20/36	100	10
Series 2006-R2 Class AF1 (Ê)(Å) 0.664% due 07/25/36	489	367
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C1 Class D 7.170% due 05/17/40	145	149
Series 1999-C1 Class D 7.951% due 09/15/41	325	325
Series 2001-CF2 Class B 6.718% due 02/15/34	490	508
Series 2001-CK1 Class C 6.730% due 12/18/35	145	150
Series 2002-CKN Class C1 6.376% due 04/15/37	835	839
Series 2002-CKP Class A3 6.439% due 12/15/35	420	448
Series 2002-CP3 Class A3 5.603% due 07/15/35	910	959
Series 2005-C4 Class A2 5.017% due 08/15/38	585	588
Series 2005-C6 Class A4 5.230% due 12/15/40	10	10

	Principal Amount ($) or Shares	Market Value $
Credit Suisse Mortgage Capital Certificates Series 2006-C2 Class A3 5.658% due 03/15/39	100	88
Crown Castle Towers LLC Series 2005-1A Class AFX (Þ) 4.643% due 06/15/35	155	156
Series 2005-1A Class C (Å) 5.074% due 06/15/35	65	65
Series 2006-1A Class AFX (Þ) 5.245% due 11/15/36	160	162
Series 2006-1A Class D (Å) 5.772% due 11/15/36	200	204
Deutsche ALT-A Securities, Inc. Alternate Loan Trust (Ê) Series 2007-AR1 Class A3B 0.314% due 01/25/47	156	148
DLJ Commercial Mortgage Corp. Series 2000-CKP Class A1B 7.180% due 11/10/33	53	54
Fannie Mae 6.000% due 2011	26	27
6.500% due 2011	9	9
5.000% due 2013	254	263
6.000% due 2013	114	123
6.000% due 2014	344	371
5.500% due 2016	538	578
5.500% due 2017	816	877
6.000% due 2017	101	110
7.000% due 2017	90	98
7.000% due 2022	2,291	2,463
4.181% due 2033 (Ê)	54	56
6.000% due 2033	17	18
4.466% due 2035 (Ê)	275	285
4.661% due 2035 (Ê)	2,639	2,697
4.935% due 2035 (Ê)	1,481	730
6.000% due 2036	344	367
5.500% due 2037	3,156	3,328
6.000% due 2037	1,076	1,727
5.500% due 2038	529	558
6.000% due 2038	11,132	11,841
6.000% due 2039	278	296
2.151% due 2041 (Ê)	524	523
2.101% due 2042 (Ê)	210	211
30 Year TBA (Ï)
4.500%	4,975	5,036
5.000%	16,100	16,620
5.500%	2,435	2,576
Fannie Mae Grantor Trust Series 2001-T3 Class A1 7.500% due 11/25/40	400	437
Series 2001-T4 Class A1 7.500% due 07/25/41	63	70
Series 2001-T10 Class A1 7.000% due 12/25/41	94	103
Series 2001-T10 Class A2 7.500% due 12/25/41	51	57

244	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2002-T19 Class A1
6.500% due 07/25/42	715	770
Fannie Mae REMICS Series 2003-16 Class BH 5.000% due 03/25/17	910	941
Series 2003-24 Class PU
3.500% due 11/25/15	52	52
Series 2003-63 Class GU
4.000% due 07/25/33	114	117
Series 2003-75 Class NB
3.250% due 08/25/18	208	211
Series 2007-39 Class EF (Ê)
0.494% due 05/25/37	246	242
Series 2007-73 Class A1 (Ê)
0.304% due 07/25/37	370	334
Series 2009-69 Class MB
4.000% due 09/25/29	265	249
Series 2009-96 Class DB
4.000% due 11/25/29	265	252
Fannie Mae Whole Loan Series 2002-W3 Class A4 6.500% due 11/25/41	506	548
Series 2003-W2 Class 1A1
6.500% due 07/25/42	273	296
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2002-51 Class 1A 6.500% due 09/25/43	230	249
Series 2003-54 Class 2A 6.500% due 02/25/43	194	210
Series 2005-63 Class 1A1 (Ê) 2.101% due 02/25/45	520	491
First Horizon Alternative Mortgage Securities (Ê) Series 2005-AA7 Class 2A1 5.396% due 09/25/35	633	442
First Union Commercial Mortgage Securities, Inc. Series 1997-C2 Class D 7.120% due 11/18/29	130	140
First Union National Bank Commercial Mortgage Series 2000-C2 Class A2 7.202% due 10/15/32	645	663
Series 2001-C2 Class A2 6.663% due 01/12/43	569	592
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 Class A2 6.136% due 03/15/33	94	96
First Union-Lehman Brothers-Bank of America Series 1998-C2 Class C 6.730% due 11/18/35	540	554
Series 1998-C2 Class D 6.778% due 11/18/35	1,175	1,248

	Principal Amount ($) or Shares	Market Value $
Freddie Mac 6.000% due 2011	68	73
6.000% due 2013	40	43
5.500% due 2014	32	34
6.000% due 2014	48	51
6.000% due 2016	225	242
5.000% due 2018	314	336
6.000% due 2018	203	220
5.500% due 2029	524	555
6.000% due 2029	58	62
9.000% due 2030	358	402
6.000% due 2031	145	156
6.000% due 2033	310	333
4.925% due 2035 (Ê)	541	562
30 Year TBA (Ï)
5.500%	1,000	1,053
Freddie Mac REMICS Series 2003-255 Class PB 5.500% due 08/15/30	3	4
Series 2003-258 Class NS 3.250% due 09/15/15	219	220
Series 2003-261 Class JA 3.760% due 03/15/29	678	689
Series 2003-262 Class GE 4.500% due 04/15/17	171	176
Series 2003-263 Class AB 4.500% due 06/15/18	970	1,008
Series 2003-265 Class WT 4.500% due 08/15/18	810	849
Series 2004-285 Class BA 4.500% due 02/15/20	530	541
Series 2004-287 Class AL 5.000% due 10/15/24	690	736
Series 2006-314 Class LF (Ê) 0.539% due 05/15/36	463	457
Series 2007-333 Class BF (Ê) 0.389% due 07/15/19	280	276
Series 2007-333 Class FT (Ê) 0.389% due 08/15/19	676	665
Series 2008-341 Class JB 4.500% due 02/15/23	360	373
GE Capital Commercial Mortgage Corp. Series 2000-1 Class A2 6.496% due 01/15/33	230	238
Series 2001-1 Class A2 6.531% due 05/15/33	680	710
Series 2001-1 Class B 6.719% due 05/15/33	345	352
Series 2001-3 Class A1 5.560% due 06/10/38	376	386
Series 2001-3 Class A2 6.070% due 06/10/38	151	159
Series 2002-1A Class A3 6.269% due 12/10/35	470	500
Series 2004-C2 Class A2 4.119% due 03/10/40	136	138

Russell Short Duration Bond Fund	245

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Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-C1 Class A2
4.353% due 06/10/48	216	216
Ginnie Mae I 6.500% due 2038	538	573
30 Year TBA (Ï)
6.500%	100	106
Ginnie Mae II (Ê) 4.625% due 2027	44	45
4.000% due 2032	70	71
GMAC Commercial Mortgage Securities, Inc. Series 1999-C1 Class D 7.195% due 05/15/33	45	45
Series 2000-C1 Class C
7.967% due 03/15/33	445	445
Series 2000-C2 Class B
7.594% due 08/16/33	580	596
Series 2001-C1 Class A2
6.465% due 04/15/34	23	24
Series 2001-C1 Class B
6.670% due 04/15/34	505	517
Series 2004-C3 Class A4
4.547% due 12/10/41	90	90
GMAC Mortgage Corp. Loan Trust (Ê) Series 2005-AR2 Class 4A 5.163% due 05/25/35	87	74
Goldman Sachs Mortgage Securities Corp. II Series 2007-GG1 Class A4 5.805% due 08/10/45	400	336
Government National Mortgage Association Series 2006-67 Class A 3.947% due 11/16/30	830	856
Series 2007-4 Class A
4.206% due 06/16/29	933	965
Greenpoint Mortgage Funding Trust (Ê) Series 2006-AR8 Class 1A1A 0.324% due 01/25/47	374	326
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4 5.444% due 03/10/39	100	89
GS Mortgage Securities Corp. II Series 2007-GG1 Class A1 5.690% due 08/10/45	1,164	1,213
GSMPS Mortgage Loan Trust (Þ)
Series 2005-RP1 Class 1A3
8.000% due 01/25/35	146	133
Series 2005-RP1 Class 1A4
8.500% due 01/25/35	86	79
Series 2006-RP1 Class 1A2
7.500% due 01/25/36	101	79
GSR Mortgage Loan Trust
Series 2004-7 Class 1A1
3.724% due 06/25/34	349	303
Series 2005-AR6 Class 2A1 (Ê)
3.936% due 09/25/35	525	469

	Principal Amount ($) or Shares	Market Value $
Harborview Mortgage Loan Trust
Series 2005-4 Class 3A1
5.142% due 07/19/35	185	140
Series 2006-12 Class 2A11 (Ê)
0.335% due 01/19/38	320	304
Indymac Index Mortgage Loan Trust (Ê) Series 2006-AR1 Class 1A1A 0.334% due 11/25/46	177	162
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2001-CIB Class A2
6.044% due 11/15/35	305	313
Series 2001-CIB Class A3
6.429% due 04/15/35	25	26
Series 2001-CIB Class C
6.633% due 03/15/33	200	205
Series 2001-CIB Class D
6.751% due 03/15/33	345	344
Series 2002-C1 Class A3
5.376% due 07/12/37	195	202
Series 2002-C2 Class A1
4.326% due 12/12/34	364	371
Series 2003-C1 Class A2
4.985% due 01/12/37	310	319
Series 2005-CB1 Class A2
5.016% due 08/12/37	895	895
Series 2005-LDP Class A1
4.655% due 08/15/42	314	316
Series 2006-CB1 Class A4
5.814% due 06/12/43	165	161
Series 2007-LD1 Class A4
5.882% due 02/15/51	100	88
JP Morgan Commercial Mortgage Finance Corp.
Series 1999-PLS Class E (Þ)
7.023% due 02/15/32	18	18
Series 2000-C10 Class B
7.522% due 08/15/32	300	306
JP Morgan Mortgage Trust
Series 2005-A1 Class 6T1 (Ê)
5.014% due 02/25/35	47	44
Series 2005-A4 Class 1A1
5.385% due 07/25/35	307	277
Series 2005-A8 Class 1A1
5.396% due 11/25/35	620	537
Series 2006-A6 Class 1A2
6.007% due 10/25/36	96	77
LB Commercial Conduit Mortgage Trust
Series 1998-C1 Class E
7.000% due 02/18/30	525	581
Series 1999-C1 Class B
6.930% due 06/15/31	19	19
Series 1999-C1 Class C
7.020% due 06/15/31	385	385
Series 1999-C1 Class D
7.020% due 06/15/31	650	650

246	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

LB-UBS Commercial Mortgage Trust
Series 2000-C4 Class A2
7.370% due 08/15/26	274	279
Series 2000-C4 Class B
7.480% due 07/15/32	295	304
Series 2000-C4 Class C
7.610% due 07/15/32	95	97
Series 2001-C3 Class B
6.512% due 06/15/36	175	179
Series 2003-C7 Class A4
4.931% due 09/15/35	790	800
Series 2004-C2 Class A3
3.973% due 03/15/29	300	294
Series 2004-C4 Class A2
4.567% due 06/15/29	55	55
Series 2004-C7 Class A5
4.628% due 10/15/29	232	230
Master Reperforming Loan Trust (Å) Series 2005-1 Class 1A5 8.000% due 08/25/34	240	226
Series 2005-2 Class 1A4
8.000% due 05/25/35	427	399
MASTR Adjustable Rate Mortgages Trust Series 2005-1 Class B1 4.837% due 03/25/35	331	47
Mellon Residential Funding Corp. (Ê) Series 2000-TBC Class A1 0.725% due 06/15/30	653	560
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A8 Class A1B1
5.250% due 08/25/36	26	25
Series 2005-A10 Class A (Ê)
0.454% due 02/25/36	58	40
Merrill Lynch Mortgage Trust
Series 2005-CIP Class A2
4.960% due 07/12/38	345	346
Series 2006-C1 Class A1
5.528% due 05/12/39	532	542
Series 2006-C1 Class A4
5.839% due 05/12/39	130	126
Series 2008-C1 Class A4
5.690% due 02/12/51	325	292
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6 Class A4 5.485% due 03/12/51	200	164
MLCC Mortgage Investors, Inc.
Series 2005-1 Class 2A1
4.821% due 04/25/35	398	349
Series 2005-1 Class 2A2
4.821% due 04/25/35	854	772
Series 2005-3 Class 5A (Ê)
0.494% due 11/25/35	107	69
Morgan Stanley Capital I
Series 2004-IQ8 Class A3
4.500% due 06/15/40	31	32

	Principal Amount ($) or Shares	Market Value $
Series 2005-HQ6 Class A1
4.646% due 08/13/42	577	581
Morgan Stanley Dean Witter Capital I
Series 2001-DFM Class A (Þ)
5.996% due 03/14/11	15	15
Series 2001-IQA Class A3
5.720% due 12/18/32	85	87
Series 2001-TOP Class B
6.810% due 02/15/33	140	144
Prime Mortgage Trust (Ê)
Series 2004-CL1 Class 1A2
0.644% due 02/25/34	100	91
Series 2004-CL1 Class 2A2
0.644% due 02/25/19	16	15
Residential Funding Mortgage Securities I Series 2006-SA3 Class 3A1 6.049% due 09/25/36	436	326
Salomon Brothers Mortgage Securities VII, Inc.
Series 2000-C3 Class B
6.758% due 12/18/33	75	77
Series 2003-UP2 Class A1
4.000% due 12/25/18	370	350
SBA CMBS Trust (Þ) Series 2006-1A Class B 5.451% due 11/15/36	95	95
Structured Asset Mortgage Investments, Inc. (Ê) Series 2002-AR3 Class A1 0.905% due 09/19/32	24	20
Structured Asset Securities Corp. (Ê) Series 2001-21A Class 1A1 3.384% due 01/25/32	17	16
Thornburg Mortgage Securities Trust (Ê) Series 2006-6 Class A1 0.354% due 11/25/46	396	382
Wachovia Bank Commercial Mortgage Trust
Series 2005-C20 Class A5
5.087% due 07/15/42	25	24
Series 2006-C28 Class A2
5.500% due 10/15/48	260	265
Series 2007-C31 Class A4
5.509% due 04/15/47	100	81
Washington Mutual Mortgage Pass Through Certificates
Series 2002-AR6 Class A (Ê)
2.158% due 06/25/42	88	67
Series 2002-AR9 Class 1A (Ê)
2.158% due 08/25/42	208	156
Series 2003-AR7 Class A7 (Ê)
2.849% due 08/25/33	252	239
Series 2004-AR1 Class A2A (Ê)
0.620% due 11/25/34	646	384
Series 2005-AR1 Class A1A1 (Ê)
0.534% due 10/25/45	157	116
Series 2006-AR1 Class 1A4
5.607% due 11/25/36	133	101

Russell Short Duration Bond Fund	247

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Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-AR1 Class 2A (Ê)
2.912% due 09/25/46	526	296
Series 2006-AR8 Class 1A5
5.838% due 08/25/46	1,482	431
Series 2006-AR8 Class 2A3 (Ê)
6.112% due 08/25/36	30	8
Series 2007-HY3 Class 4A1
5.319% due 03/25/37	326	250
Wells Fargo Mortgage Backed Securities Trust
Series 2004-BB Class A2 (Ê)
4.391% due 01/25/35	287	276
Series 2004-BB Class A4 (Ê)
4.391% due 01/25/35	882	867
Series 2004-CC Class A1 (Ê)
4.936% due 01/25/35	470	440
Series 2004-E Class A2 (Ê)
4.500% due 05/25/34	655	633
Series 2004-EE Class 3A1 (Ê)
4.059% due 12/25/34	113	113
Series 2004-I Class 1A1
4.062% due 07/25/34	327	317
Series 2005-9 Class 1A1
4.750% due 10/25/35	1,067	1,021
Series 2005-AR1 Class 2A1
4.250% due 10/25/35	1,127	986
Series 2005-AR2 Class 2A1 (Ê)
4.406% due 03/25/35	137	125
Series 2005-AR2 Class 2A2 (Ê)
4.406% due 03/25/35	498	450
Series 2005-AR4 Class 2A2
4.519% due 04/25/35	253	250
Series 2005-AR8 Class 2A1
3.672% due 06/25/35	119	112
Series 2006-AR1 Class 5A1 (Ê)
5.591% due 07/25/36	379	292
Series 2006-AR2 Class 2A1
4.950% due 03/25/36	815	697
Series 2006-AR4 Class 1A1 (Ê)
5.869% due 04/25/36	130	104
Series 2006-AR4 Class 2A1 (Ê)
5.779% due 04/25/36	642	547
Series 2006-AR5 Class 2A1 (Ê)
5.540% due 04/25/36	805	630
Series 2006-AR6 Class 7A1 (Ê)
5.113% due 03/25/36	74	66
Series 2007-14 Class 1A1
6.000% due 10/25/37	1,037	915

		140,203

Municipal Bonds - 0.6%
Massachusetts Educational Financing Authority (Ê) Series 2008-1 Class A1 1.232% due 04/25/38	1,654	1,660

	Principal Amount ($) or Shares		Market Value $
South Carolina Student Loan Corp. (Ê)
Series 2008-1 Class A1
0.861% due 09/02/14		101	101
Series 2008-1 Class A4
1.361% due 09/03/24		400	399
South Carolina Student Loan Corp. Revenue Bonds (Ê)
Series 2008-1 Class A2
0.911% due 03/01/18		600	602
Series 2008-1 Class A3
1.111% due 03/02/20		700	698

			3,460

Non-US Bonds - 2.0%
Brazil Notas do Tesouro Nacional Serie F Series NTNF 10.000% due 01/01/17	BRL	2,500	1,269
Bundesrepublik Deutschland Series 08 4.250% due 07/04/18	EUR	275	438
Fortis Bank Nederland Holding NV 3.000% due 04/17/12	EUR	100	150
Gaz Capital SA(Þ) 7.510% due 07/31/13	GBP	600	632
German Treasury Bills 5.000% due 01/04/12	EUR	140	221
Keycorp (Ê) 1.444% due 11/22/10	EUR	1,100	1,461
New South Wales Treasury Corp.
5.250% due 05/01/13	AUD	360	321
Series 17RG 5.500% due 03/01/17	AUD	280	244
Societe Financement de l’Economie Francaise 2.125% due 05/20/12	EUR	300	445
3.375% due 05/05/14	EUR	1,300	1,342
United Kingdom Gilt
4.500% due 03/07/13	GBP	1,790	3,152
5.000% due 09/07/14	GBP	475	859
4.500% due 03/07/19	GBP	775	1,359

			11,893

United States Government Agencies - 2.5%
Fannie Mae 6.250% due 02/01/11		3,925	4,147
Federal Home Loan Banks 3.375% due 06/24/11		200	208
Federal Home Loan Mortgage Corp. 1.125% due 06/01/11		1,500	1,509
Federal National Mortgage Association
2.000% due 01/01/12		210	213
2.625% due 11/20/14		3,230	3,228
Zero coupon due 10/09/19		7,780	4,369
Financing Corp. Principal Only STRIP Series 13 Zero coupon due 06/27/13		830	752
Freddie Mac
5.250% due 07/18/11		100	108
2.125% due 03/23/12		325	330

			14,864

248	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United States Government Treasuries - 9.3%
United States Treasury Inflation Indexed Bonds
2.000% due 04/15/12	106	111
1.375% due 07/15/18	1,101	1,106
United States Treasury Notes
0.875% due 12/31/10 (§)	200	201
0.875% due 02/28/11 (§)	100	100
0.875% due 03/31/11 (§)	100	100
0.875% due 04/30/11 (§)	73	73
0.875% due 05/31/11	2,300	2,309
1.000% due 07/31/11	8,200	8,239
1.000% due 08/31/11 (§)	26,900	27,000
1.000% due 09/30/11	300	301
1.000% due 10/31/11	11,125	11,146
1.750% due 08/15/12	2,485	2,514
2.375% due 09/30/14	1,665	1,672

		54,872

Total Long-Term Investments (cost $433,669)		443,999

Preferred Stocks - 0.4%
Financial Services - 0.4%
DG Funding Trust (Å)	219	1,945
Federal Home Loan Mortgage Corp.	19,825	20
Federal National Mortgage Association	20,825	22
Wells Fargo & Co.	300	263

Total Preferred Stocks (cost $3,487)		2,250

Short-Term Investments - 11.7%
American Express Credit Corp. (Ê) Series MTNB 0.394% due 10/04/10	500	497
American International Group, Inc. 4.700% due 10/01/10	1,950	1,908
Capmark Financial Group, Inc. 3.114% due 05/10/10	570	123
Citigroup, Inc. (Ê) 0.579% due 05/18/10	1,900	1,896
COX Communications, Inc. 4.625% due 01/15/10	420	423
Credit Agricole SA (Ê)(Þ) 0.422% due 05/28/10	300	300
Diageo Capital PLC 7.250% due 11/01/09	480	480
Discover Financial Services (Ê) Series WI 0.830% due 06/11/10	1,060	1,047
Fannie Mae
6.000% due 01/01/10	7	7
6.500% due 01/01/10	14	15
4.500% due 07/01/10	263	268
Ford Motor Credit Co. LLC Series WI 9.750% due 09/15/10	100	103

	Principal Amount ($) or Shares	Market Value $
Freddie Mac 4.000% due 08/01/10	210	213
General Electric Capital Corp. (Ê) Series GMTN 0.330% due 03/12/10	425	425
Goodyear Tire & Rubber Co. (The) (Ê) 5.010% due 12/01/09	410	410
Honda Auto Receivables Owner Trust Series 2008-1 Class A2 3.770% due 09/20/10	169	169
ICICI Bank, Ltd. (Ê)(Þ) 0.824% due 01/12/10	1,100	1,089
KeyBank North America (Ê) Series BKNT 2.598% due 06/02/10	300	300
Kraft Foods, Inc. 4.125% due 11/12/09	190	190
Lehman Brothers Holdings, Inc. (Æ)(Ø)
1.000% due 03/05/10	950	199
2.951% due 05/25/10	800	126
Lincoln National Corp.(Ê) 0.380% due 03/12/10	320	318
M&I Marshall & Ilsley Bank (Ê) 0.425% due 06/16/10	445	428
Mandalay Resort Group 9.375% due 02/15/10	150	150
Marsh & McLennan Cos., Inc. 5.150% due 09/15/10	840	857
Martin Marietta Materials, Inc. (Ê) 0.431% due 04/30/10	1,300	1,292
Masco Corp. (Ê) 0.600% due 03/12/10	390	385
Merrill Lynch & Co., Inc. Series MTNC 4.250% due 02/08/10	515	520
Morgan Stanley (Ê) 2.373% due 05/14/10	400	404
National City Bank Series BKNT 4.250% due 01/29/10	650	653
Nationwide Life Global Funding I (Ê)(Þ)
0.631% due 05/19/10	1,800	1,773
0.780% due 08/27/10	1,570	1,570
Nuveen Investments, Inc. 5.000% due 09/15/10	900	878
Power Contract Financing LLC (Þ) 6.256% due 02/01/10	36	36
Russell Investment Company Russell Money Market Fund (£)	47,026,334	47,026
SLM Corp.
0.442% due 07/26/10 (Ê)	100	96
Series MTNA
4.500% due 07/26/10	1,075	1,060
Sovereign Bancorp, Inc.
0.519% due 03/23/10 (Ê)	200	200
4.800% due 09/01/10	160	165

Russell Short Duration Bond Fund	249

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United States Treasury Bills (ç)(ž)(§) 0.197% due 04/01/10	202	202
United Technologies Corp. 4.375% due 05/01/10	425	434
Wachovia Mortgage FSB Series BKNT 4.125% due 12/15/09	130	131

Total Short-Term Investments (cost $71,268)		68,766

Repurchase Agreements - 13.3%
Agreement with BNP Paribas Securities Corp. and State Street Bank (Tri-Party) of $36,500 dated October 30, 2009, at 0.07% to be repurchased at $36,500 on November 2, 2009 collateralized by: $37,370 par various United States Treasury Obligations, valued at $37,277	36,500	36,500
Agreement with JPMorgan Chase and State Street Bank (Tri-Party) of $42,400 dated October 30, 2009, at 0.07% to be repurchased at $42,400 on November 2, 2009 collateralized by: $42,400 par various United States Treasury Obligations, valued at $43,235	42,400	42,400

Total Repurchase Agreements (cost $78,900)		78,900

Total Investments - 100.7% (identified cost $587,324)		593,915

Other Assets and Liabilities, Net - (0.7%)		(3,868)

Net Assets - 100.0%		590,047

See accompanying notes which are an integral part of the financial statements.

250	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Euribor Futures (Germany)	6	EUR	1,489	12/09	15
Euribor Futures (Germany)	9	EUR	2,229	03/10	25
Euro-Bobl Futures (Germany)	79	EUR	9,134	12/09	46
Eurodollar Futures (CME)	268	USD	66,786	12/09	406
Eurodollar Futures (CME)	50	USD	12,437	03/10	94
Eurodollar Futures (CME)	250	USD	62,004	06/10	142
Eurodollar Futures (CME)	49	USD	12,109	09/10	65
Eurodollar Futures (CME)	59	USD	14,523	12/10	74
Eurodollar Futures (CME)	42	USD	10,300	03/11	44
Three Month Short Sterling Interest Rate Futures (UK)	3	GBP	372	03/10	7
Three Month Short Sterling Interest Rate Futures (UK)	3	GBP	370	06/10	7
Three Month Short Sterling Interest Rate Futures (UK)	3	GBP	369	09/10	6
Three Month Short Sterling Interest Rate Futures (UK)	3	GBP	367	12/10	4
United States Treasury Bond	12	USD	1,442	12/09	19
United States Treasury 2 Year Notes	426	USD	92,702	12/09	136
United States Treasury 5 Year Notes	39	USD	4,542	12/09	77
United States Treasury 10 Year Notes	52	USD	6,168	12/09	104
Short Positions
Eurodollar Futures (CME)	4	USD	974	06/11	(1)
Eurodollar Futures (CME)	4	USD	977	09/11	(1)
United States Treasury 2 Year Notes	251	USD	54,620	12/09	(254)
United States Treasury 5 Year Notes	48	USD	5,590	12/09	(78)
United States Treasury 10 Year Notes	77	USD	9,133	12/09	(81)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					856

Options Written (Number of Contracts)	Notional Amount		Market Value $

Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 3.000% Nov 2009 0.00 Call (1)		2,000	—
USD Three Month LIBOR/USD 3.250% Dec 2009 0.00 Call (2)		800	(4)
USD Three Month LIBOR/USD 3.250% Apr 2010 0.00 Call (3)		1,600	(21)
USD 4.350%/ USD Three Month LIBOR Nov 2009 0.00 Put (1)		1,400	(1)
USD 4.250%/ USD Three Month LIBOR Dec 2009 0.00 Put (4)		1,000	(5)
USD 4.250%/ USD Three Month LIBOR Apr 2010 0.00 Put (3)		1,600	(32)
USD 5.500%/ USD Three Month LIBOR Aug 2010 0.00 Put (2)		1,700	(8)
USD 6.000%/ USD Three Month LIBOR Aug 2010 0.00 Put (6)		35,900	(199)

United States Treasury Notes 10 Year Futures
Dec 2009 120.00 Call (7)	USD	7	(1)
Dec 2009 112.00 Put (9)	USD	9	(2)

Total Liability for Options Written (premiums received $380)			(273)

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	251

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Barclays Bank PLC	USD	158	AUD	175	11/05/09	(1)
Barclays Bank PLC	USD	184	BRL	325	11/04/09	—
Barclays Bank PLC	USD	46	MYR	162	11/12/09	2
Barclays Bank PLC	BRL	325	USD	187	11/04/09	2
Barclays Bank PLC	BRL	650	USD	362	11/04/09	(7)
Barclays Bank PLC	GBP	180	USD	299	11/05/09	3
Barclays Bank PLC	GBP	388	USD	618	11/05/09	(19)
Barclays Bank PLC	GBP	1,757	USD	2,798	11/05/09	(86)
BNP Paribas	JPY	37,222	USD	412	11/24/09	(1)
Citibank	USD	372	CNY	2,534	01/12/10	(2)
Citibank	USD	112	MXN	1,507	11/27/09	2
Citibank	CNY	2,534	USD	372	11/30/09	1
Deutsche Bank	USD	23	KRW	28,474	11/18/09	1
Deutsche Bank	USD	163	KRW	193,390	02/11/10	1
Deutsche Bank	USD	46	SGD	66	11/18/09	1
Deutsche Bank	KRW	193,390	USD	163	11/27/09	(1)
Goldman Sachs	USD	46	TWD	1,502	11/16/09	—
HSBC	USD	1,255	BRL	2,285	11/04/09	42
HSBC	USD	72	BRL	125	02/02/10	(2)
HSBC	USD	371	CNY	2,534	11/30/09	—
HSBC	USD	33	KRW	38,851	11/27/09	—
HSBC	USD	112	MXN	1,509	11/27/09	2
HSBC	USD	23	SGD	33	11/18/09	1
HSBC	USD	23	SGD	33	11/18/09	1
HSBC	USD	46	TWD	1,507	11/16/09	—
JP Morgan	USD	1,274	BRL	2,285	02/02/10	1
JP Morgan	USD	266	CAD	284	12/10/09	(4)
JP Morgan	USD	46	KRW	57,201	11/18/09	2
JP Morgan	USD	1,113	KRW	1,332,261	11/18/09	14
JP Morgan	USD	13	KRW	15,327	11/27/09	—
JP Morgan	USD	17	KRW	20,060	11/27/09	—
JP Morgan	USD	17	KRW	20,060	11/27/09	—
JP Morgan	USD	17	KRW	20,026	11/27/09	—
JP Morgan	USD	17	KRW	20,060	11/27/09	—
JP Morgan	USD	17	KRW	20,043	11/27/09	—
JP Morgan	USD	33	KRW	38,963	11/27/09	—
JP Morgan	USD	160	NOK	903	12/10/09	(3)
JP Morgan	USD	410	NOK	2,326	12/10/09	(4)
JP Morgan	AUD	170	USD	151	11/05/09	(2)
JP Morgan	BRL	150	USD	84	11/04/09	(2)
JP Morgan	BRL	263	USD	145	11/04/09	(5)
JP Morgan	BRL	2,285	USD	1,294	11/04/09	(3)
JP Morgan	GBP	378	USD	617	11/24/09	(3)
Morgan Stanley	USD	23	KRW	28,445	11/18/09	1
Morgan Stanley	EUR	2,264	USD	3,308	12/08/09	(24)
Royal Bank of Canada	USD	73	BRL	127	02/02/10	(2)
Royal Bank of Scotland	USD	123	AUD	141	11/05/09	4
Royal Bank of Scotland	USD	23	MYR	81	11/12/09	1
Royal Bank of Scotland	USD	22	MYR	78	11/12/09	1
Royal Bank of Scotland	USD	150	NOK	833	12/10/09	(5)
Royal Bank of Scotland	GBP	105	USD	171	11/05/09	(2)
Royal Bank of Scotland	JPY	15,183	USD	165	11/24/09	(4)

See accompanying notes which are an integral part of the financial statements.

252	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

UBS	USD	175	AUD	190	11/05/09	(4)
UBS	USD	113	CAD	120	11/05/09	(1)
UBS	USD	112	SGD	158	11/18/09	1
UBS	USD	175	NOK	993	12/10/09	(1)
UBS	USD	175	NOK	981	12/10/09	(4)
UBS	CAD	120	USD	113	11/05/09	3
UBS	GBP	110	USD	180	11/05/09	(1)
UBS	GBP	335	USD	530	11/05/09	(19)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(125)

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	USD	3,800	3.000%	Three Month LIBOR	12/16/10	87
Barclays Bank PLC	BRL	6,900	13.845%	Brazil Interbank Deposit Rate	01/02/12	225
Barclays Bank PLC	USD	7,400	3.000%	Three Month LIBOR	02/04/11	260
Barclays Bank PLC	USD	4,600	3.450%	Three Month LIBOR	08/05/11	223
BNP Paribas	EUR	1,200	Consumer Price Index (France)	2.090%	10/15/10	62
JP Morgan	USD	2,300	3.450%	Three Month LIBOR	08/05/11	116
Merrill Lynch	BRL	100	14.765%	Brazil Interbank Deposit Rate	01/02/12	4
Merrill Lynch	USD	5,600	3.450%	Three Month LIBOR	08/05/11	286
Merrill Lynch	BRL	700	12.948%	Brazil Interbank Deposit Rate	01/04/10	16
Morgan Stanley	USD	9,900	3.000%	Three Month LIBOR	12/16/10	227
Morgan Stanley	USD	3,600	3.450%	Three Month LIBOR	08/05/11	195
Morgan Stanley	BRL	400	12.670%	Brazil Interbank Deposit Rate	01/04/10	2
Royal Bank of Scotland	GBP	200	5.100%	Six Month LIBOR	09/15/13	25
Royal Bank of Scotland	USD	11,800	3.000%	Three Month LIBOR	02/04/11	399
Royal Bank of Scotland	USD	7,500	4.000%	Three Month LIBOR	12/16/14	439
UBS	AUD	1,600	6.000%	Six Month BBSW	09/15/12	2
UBS	BRL	400	12.410%	Brazil Interbank Deposit Rate	01/04/10	2
UBS	BRL	1,000	10.575%	Brazil Interbank Deposit Rate	01/02/12	(13)
UBS	BRL	100	11.980%	Brazil Interbank Deposit Rate	01/02/12	1
UBS	BRL	800	12.540%	Brazil Interbank Deposit Rate	01/02/12	12

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - $405						2,570

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	253

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Market Value $

American International Group	Goldman Sachs	7.587%	USD	300	1.380%		06/20/13	(54)
American International Group	Royal Bank of Scotland	7.587%	USD	200	(1.360%	)	06/20/13	(36)
Ford Motor Credit Co.	Barclays Bank PLC	5.651%	USD	2,000	6.150%		09/20/12	36
Gaz Capital for Gazprom	Morgan Stanley	2.047%	USD	1,400	0.860%		11/20/11	(30)
GE Capital Corp.	Citibank	1.933%	USD	200	4.200%		12/20/13	19
GE Capital Corp.	Citibank	1.933%	USD	200	4.325%		12/20/13	20
GE Capital Corp.	Deutsche Bank	1.933%	USD	100	4.900%		12/20/13	13
GE Capital Corp.	Deutsche Bank	1.933%	USD	200	4.230%		12/20/13	20
GECC SP BPS	BNP Paribas	1.911%	USD	100	1.250%		03/20/13	(1)
GECC SP BPS	BNP Paribas	1.911%	USD	1,200	1.300%		03/20/13	(16)
GECC SP BRC	Barclays Bank PLC	1.911%	USD	700	1.670%		03/20/13	(1)
Procter & Gamble	Pershing LLC 1st Republic P.B. CNS	0.446%	USD	4,100	1.000%		06/20/14	106
SLM Corp.	BNP Paribas	8.124%	USD	100	5.050%		03/20/13	(8)

Total Market Value of Open Corporate Issue Credit Default Swap Contracts Premiums Paid (Received) - $38								68

Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Dow Jones CDX Index	Deutsche Bank	USD	778	0.708%	12/20/12	13
Dow Jones CDX Index	Deutsche Bank	USD	282	5.000%	06/20/14	18
Dow Jones CDX Index	Dow Jones CDX Index	USD	97	0.548%	12/20/17	1
Dow Jones CDX Index	Dow Jones CDX Index	USD	97	0.553%	12/20/17	1

Total Market Value of Open Credit Index Credit Default Swap Contracts Premiums Paid (Received) - $35						33

Total Market Value of Open Credit Default Swap Contracts Premiums Paid (Received) - $73						101

See accompanying notes which are an integral part of the financial statements.

254	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Presentation of Portfolio Holdings — October 31, 2009

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Investments
Asset-Backed Securities	$—	$63,490	$612	$64,102	10.9
Corporate Bonds and Notes	—	114,993	—	114,993	19.5
International Debt	—	37,840	—	37,840	6.4
Loan Agreements	—	1,772	—	1,772	0.3
Mortgage-Backed Securities	—	139,951	252	140,203	23.8
Municipal Bonds	—	3,460	—	3,460	0.6
Non-US Bonds	—	11,893	—	11,893	2.0
United States Government Agencies	—	14,864	—	14,864	2.5
United States Government Treasuries	—	54,872	—	54,872	9.3
Preferred Stocks	2,250	—	—	2,250	0.4
Short-Term Investments	47,026	21,740	—	68,766	11.7
Repurchase Agreements	—	78,900	—	78,900	13.3

Total Investments	49,276	543,775	864	593,915	100.7

Other Assets and Liabilities, Net					(0.7)

					100.0

Other Financial Instruments
Futures Contracts	856	—	—	856	0.1
Options Written	(3)	(270)	—	(273)	(—	)*
Foreign Currency Exchange Contracts	—	(125)	—	(125)	(—	)*
Interest Rate Swap Contracts	—	1,839	326	2,165	0.4
Credit Default Swaps	—	28	—	28	—	*

Total Other Financial Instruments**	853	1,472	326	2,651

*	Less than .05% of net assets.
**	Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) used in determining a value for the period ending October 31, 2009 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	255

Russell Investment Company

Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Russell Tax Exempt Bond Fund - Class C
	Total Return
1 Year	9.42%
5 Years	2.42	%§
10 Years	3.41	%§

Russell Tax Exempt Bond Fund - Class E
	Total Return
1 Year	10.19%
5 Years	3.18	%§
10 Years	4.17	%§

Russell Tax Exempt Bond Fund - Class S
	Total Return
1 Year	10.48%
5 Years	3.45	%§
10 Years	4.43	%§

Barclays Capital 1-10 Year Municipal Bond (1-12) Index **
	Total Return
1 Year	9.30%
5 Years	4.07	%§
10 Years	5.02	%§

256	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Russell Tax Exempt Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has two money managers.

What is the Fund’s investment objective?

The Fund seeks to provide federal tax-exempt current income consistent with the preservation of capital. The Fund will invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Russell Tax Exempt Bond Fund Class C, Class E and Class S Shares gained 9.42%, 10.19% and 10.48%, respectively. This compared to the Barclays Capital Municipal Bond 1-10 Yr Blend (1-12) Index, which gained 9.30%, during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2008, the Lipper® Intermediate Municipal Debt Funds Average gained 10.34%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

During the fixed income market rally that occurred during approximately the second half of the period, investor demand increased for riskier bonds across the investment spectrum, including those in the tax exempt/municipal space. Compounding this was the increase in taxable Build America Bond (BAB) issuance that diverted the supply of bonds away from the tax-exempt market. This, coupled with record tax-exempt mutual fund flows, resulted in a positive technical environment, decreasing supply/increasing demand dynamic that increased the price of riskier municipal bonds. This contributed positively to Fund performance given the Fund’s managers’ down-in-quality bias and preference for the riskier revenue municipal bond sector over the relatively safer pre-refunded sector. The change in the municipal yield curve shifted downward significantly across all maturities. This benefited Fund performance given the Fund’s managers’ long duration positioning and overweight to the longer part of the yield curve.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Throughout the period, the Fund’s managers maintained conviction in their fundamental investment theses. During the earlier part of the period the managers’ strategies of overweighting the revenue sector and seeking value in lower credit quality issues were detrimental to returns as market volatility was at exceptionally high levels and investors were extremely risk averse following the bankruptcy of Lehman Brothers Holdings Inc. However, from January onward, this strategy contributed positively to returns, as the rally in the municipal market started ahead of the rally in the taxable fixed income market and continued through September. Managers’ security, sub-sector and state selections generally contributed positively to performance. Out-of-index positions in tobacco and pre-paid natural gas bonds, overweighting in the hospital and education revenue bond sub-sectors, underweighting California and New York, and overweighting Texas and Florida all contributed positively to Fund performance.

The Fund’s managers’ sustained long duration positioning and overweight to the longer part of the municipal yield curve were generally beneficial, as the municipal yield curve shifted downward materially across all maturities throughout the year.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Russell Tax Exempt Bond Fund	257

Russell Investment Company

Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Money Managers as of October 31, 2009	Styles
Delaware Management Company, a series of Delaware Management Business Trust	Fully Discretionary
Standish Mellon Asset Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1999.

**	On November 3, 2008, Barclays Capital, which acquired the Lehman family of indices in September 2008, announced the rebranding of its unified family of indices under the Barclays Capital Indices name. As a result, the Lehman Brothers Municipal 1-10 Year Index has been renamed the Barclays Capital 1-10 Year Municipal Bond (1-12) Index.

The Barclays Capital 1-10 Year Municipal Bond (1-12) Index is an index, with income reinvested, representative of municipal bonds with maturities ranging from 1-10 years.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

258	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,032.00	$1,017.64
Expenses Paid During Period*	$7.68	$7.63

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,036.10	$1,021.42
Expenses Paid During Period*	$3.85	$3.82

*	Expenses are equal to the Fund’s annualized expense ratio of 0.75% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,037.40	$1,022.68
Expenses Paid During Period*	$2.57	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Russell Tax Exempt Bond Fund	259

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Municipal Bonds - 94.6%
Alabama - 0.9%
Alabama Public School & College Authority Revenue Bonds	1,000	5.000	05/01/15	1,095
Birmingham Waterworks Board Revenue Bonds (µ)	1,275	5.000	01/01/17	1,389
Courtland Industrial Development Board Revenue Bonds	250	5.000	11/01/13	256
Mobile Industrial Development Board Revenue Bonds (Ê)	1,400	4.875	06/01/34	1,507

				4,247

Alaska - 0.3%
City of Anchorage Alaska General Obligation Unlimited (µ)(æ)	500	5.750	12/01/16	529
Northern TOB Securitization Corp. Revenue Bonds	755	4.625	06/01/23	698

				1,227

Arizona - 1.8%
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/18	2,186
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/22	2,096
Arizona State Transportation Board Revenue Bonds	500	5.250	07/01/12	533
Arizona State Transportation Board Revenue Bonds	1,500	5.000	07/01/14	1,694
Salt Verde Financial Corp. Revenue Bonds	2,000	5.000	12/01/37	1,710

				8,219

California - 10.3%
Abag Finance Authority for Nonprofit Corps. Certificate Of Participation	600	5.700	08/15/14	603
Bay Area Toll Authority Revenue Bonds	1,760	5.250	04/01/29	1,884
California Health Facilities Financing Authority Revenue Bonds	1,550	5.000	07/01/16	1,612
California Municipal Finance Authority Revenue Bonds	705	5.250	02/01/24	690
California State Department of Water Resources Revenue Bonds (µ)	1,000	5.250	05/01/12	1,089
California State Department of Water Resources Revenue Bonds	1,000	5.000	12/01/21	1,105
California State Department of Water Resources Revenue Bonds (Ê)(µ)	1,860	0.170	05/01/22	1,860
California State Economic Recovery Bonds	1,250	5.000	07/01/20	1,284
California Statewide Communities Development Authority Revenue Bonds	1,000	5.000	04/01/14	1,077
California Statewide Communities Development Authority Revenue Bonds	2,295	5.000	04/01/19	2,405
California Statewide Communities Development Authority Revenue Bonds	1,405	6.000	05/15/23	1,476
California Statewide Communities Development Authority Revenue Bonds (Ê)(µ)	610	4.100	04/01/28	614
California Statewide Communities Development Authority Revenue Bonds (Ê)(µ)	2,000	0.170	12/01/34	2,000
City of Vernon California Revenue Bonds	2,000	5.125	08/01/21	2,055
County of Sacramento California Revenue Bonds	2,000	5.000	07/01/22	2,080
County of Sacramento California Revenue Bonds	895	5.500	07/01/28	918
County of Sacramento California Revenue Bonds	750	5.625	07/01/29	773
Golden State Tobacco Securitization Corp. Revenue Bonds (µ)	500	5.000	06/01/20	496
Golden State Tobacco Securitization Corp. Revenue Bonds (µ)	750	4.600	06/01/23	618
Golden State Tobacco Securitization Corp. Revenue Bonds	1,085	4.500	06/01/27	940
Kings River Conservation District Certificate Of Participation	850	5.000	05/01/15	923
Los Angeles Harbor Department Revenue Bonds	2,000	5.250	08/01/22	2,202
Los Angeles Unified School District General Obligation Unlimited (µ)	1,150	5.000	07/01/21	1,196
Los Angeles Unified School District General Obligation Unlimited (µ)	1,975	5.000	07/01/31	2,002
M-S-R Energy Authority Revenue Bonds	1,410	6.125	11/01/29	1,462
Roseville Westpark Community Facilities District No. 1 Special Tax	600	5.250	09/01/37	451
San Diego Public Facilities Financing Authority Revenue Bonds	240	5.000	05/15/21	255
Southern California Public Power Authority Revenue Bonds (µ)	405	5.375	01/01/12	437
State of California General Obligation Unlimited	1,000	6.600	02/01/10	1,012
State of California General Obligation Unlimited	1,000	5.000	02/01/12	1,065
State of California General Obligation Unlimited	1,000	5.250	07/01/12	1,089
State of California General Obligation Unlimited (µ)	1,000	6.000	02/01/17	1,117
State of California General Obligation Unlimited	1,000	5.000	10/01/17	1,060
State of California General Obligation Unlimited	2,500	5.500	04/01/21	2,627

260	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

State of California General Obligation Unlimited	2,000	6.500	04/01/33	2,244
Tobacco Securitization Authority of Southern California Revenue Bonds	820	4.750	06/01/25	739
Tuolumne Wind Project Authority Revenue Bonds	1,500	5.000	01/01/18	1,562
University of California Revenue Bonds	500	4.000	05/15/14	538

				47,560

Colorado - 0.4%
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Ê)(µ)	300	0.250	09/01/35	300
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Ê)(µ)	400	0.250	12/01/37	400
Colorado Health Facilities Authority Revenue Bonds	1,000	5.250	06/01/23	995
Colorado Housing & Finance Authority Revenue Bonds	5	7.250	04/01/10	5
Colorado Housing & Finance Authority Revenue Bonds	25	6.300	08/01/12	25
Colorado Housing & Finance Authority Revenue Bonds	30	6.300	08/01/16	31
Colorado Housing & Finance Authority Revenue Bonds	15	6.700	10/01/16	16

				1,772

Delaware - 0.3%
Delaware State Economic Development Authority Revenue Bonds (Ê)(µ)	250	4.900	05/01/26	250
State of Delaware General Obligation Unlimited	1,000	5.000	01/01/17	1,155

				1,405

District of Columbia - 0.2%
District of Columbia Revenue Bonds (µ)	1,000	5.000	02/01/12	1,034

Florida - 6.8%
City of Gulf Breeze Florida Revenue Bonds (µ)	1,825	5.000	12/01/15	1,830
City of North Miami Florida Revenue Bonds (µ)	1,325	5.000	04/01/10	1,336
City of Pembroke Pines Florida Revenue Bonds (µ)	1,000	5.000	10/01/16	1,090
City of Tallahassee Florida Revenue Bonds (µ)	500	5.000	10/01/11	535
County of Broward Florida Revenue Bonds	1,560	5.375	10/01/29	1,597
County of Hillsborough Florida Revenue Bonds (µ)	1,000	5.500	08/01/12	1,106
County of Miami-Dade Florida Revenue Bonds (µ)	1,000	5.000	06/01/14	1,066
County of Miami-Dade Florida Revenue Bonds (µ)	1,500	5.250	10/01/19	1,648
Escambia County Health Facilities Authority Revenue Bonds	1,000	5.250	11/15/11	1,072
Escambia County Health Facilities Authority Revenue Bonds	1,000	5.250	11/15/13	1,104
Florida Department of Children & Family Services Certificate of Participation (µ)	1,175	5.000	10/01/15	1,289
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds	1,600	5.000	07/01/10	1,643
Florida State Board of Education General Obligation Unlimited	1,000	5.000	06/01/16	1,128
Florida State Board of Education Revenue Bonds (µ)	1,000	5.250	01/01/13	1,086
Florida State Department of Transportation Revenue Bonds (µ)	2,000	5.000	07/01/13	2,216
Florida Water Pollution Control Financing Corp. Revenue Bonds	500	5.500	01/15/12	536
Florida Water Pollution Control Financing Corp. Revenue Bonds	2,000	5.000	01/15/25	2,101
Hillsborough County Aviation Authority Revenue Bonds	1,000	5.000	10/01/14	1,065
Hillsborough County Educational Facilities Authority Revenue Bonds (µ)	665	5.750	04/01/18	657
Kissimmee Utility Authority Revenue Bonds (µ)	1,000	5.000	10/01/17	1,091
Miami-Dade County Educational Facilities Authority Revenue Bonds (µ)(æ)	1,750	5.000	04/01/34	1,988
Orlando Utilities Commission Revenue Bonds	370	5.250	10/01/20	395
Palm Beach County School District Certificate Of Participation (µ)	1,000	5.000	08/01/14	1,083
State of Florida Revenue Bonds (µ)	1,600	5.250	07/01/13	1,621
Tampa-Hillsborough County Expressway Authority Revenue Bonds (µ)	1,000	5.000	07/01/14	1,072

				31,355

Georgia - 5.3%
Burke County Development Authority Revenue Bonds (Ê)(µ)	1,660	4.625	01/01/37	1,683
City of Atlanta Georgia Revenue Bonds	1,000	6.000	11/01/20	1,093
City of Atlanta Georgia Revenue Bonds (µ)	2,000	5.500	11/01/23	2,166

Russell Tax Exempt Bond Fund	261

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

City of Atlanta Georgia Revenue Bonds	1,300	6.000	11/01/25	1,394
County of Columbia Georgia General Obligation Unlimited	1,730	4.000	04/01/13	1,870
Hall County School District General Obligation Unlimited	1,000	5.000	11/01/12	1,109
Main Street Natural Gas, Inc. Revenue Bonds	825	5.000	03/15/16	864
Marietta Development Authority Revenue Bonds	575	6.250	06/15/20	532
Municipal Electric Authority of Georgia Revenue Bonds (µ)	850	6.250	01/01/17	994
State of Georgia General Obligation Unlimited	15	6.500	12/01/09	15
State of Georgia General Obligation Unlimited	2,000	5.000	07/01/12	2,207
State of Georgia General Obligation Unlimited	1,550	5.000	08/01/12	1,715
State of Georgia General Obligation Unlimited	2,800	5.000	07/01/13	3,155
State of Georgia General Obligation Unlimited	2,100	5.500	07/01/13	2,404
State of Georgia General Obligation Unlimited	1,240	5.000	07/01/17	1,435
State of Georgia General Obligation Unlimited	1,500	5.000	07/01/22	1,685

				24,321

Guam - 0.3%
Territory of Guam Revenue Bonds	500	5.375	12/01/24	511
Territory of Guam Revenue Bonds	805	5.625	12/01/29	816

				1,327

Hawaii - 0.5%
City & County of Honolulu Hawaii Revenue Bonds (µ)	1,500	5.000	07/01/19	1,674
Kauai County Hawaii General Obligation Unlimited (µ)(æ)	375	6.250	08/01/19	391
Hawaii Housing & Community Development Corp. Revenue Bonds	295	3.700	01/01/22	295

				2,360

Idaho - 0.6%
Boise State University Revenue Bonds (µ)(æ)	1,230	5.375	04/01/22	1,358
Boise State University Revenue Bonds (µ)	15	5.375	04/01/22	15
Idaho Housing & Finance Association Revenue Bonds (µ)	1,330	5.250	07/15/21	1,456

				2,829

Illinois - 1.7%
City of Chicago Illinois General Obligation Unlimited (µ)	750	6.000	01/01/11	763
City of Chicago Illinois General Obligation Unlimited (µ)	2,135	5.000	12/01/23	2,264
Cook County Community Consolidated School District No. 15-Palatine General Obligation Limited (µ)	2,235	Zero coupon	12/01/13	2,022
Illinois Finance Authority Revenue Bonds (µ)	400	Zero coupon	01/01/10	400
Illinois Finance Authority Revenue Bonds	105	6.000	05/15/10	105
Illinois Finance Authority Revenue Bonds	670	5.500	10/01/12	727
Lake County Community Unit School District No. 116-Round Lake General Obligation Unlimited (µ)	400	7.600	02/01/14	496
State of Illinois Revenue Bonds (µ)	1,000	5.000	06/15/16	1,126

				7,903

Indiana - 1.8%
Ball State University Revenue Bonds (µ)	1,000	5.000	07/01/16	1,096
Indiana Bond Bank Revenue Bonds (µ)	140	5.750	08/01/13	143
Indiana Finance Authority Revenue Bonds (µ)	925	5.000	07/01/11	974
Indiana Finance Authority Revenue Bonds	1,000	4.900	01/01/16	1,046
Indiana Finance Authority Revenue Bonds	1,500	5.250	02/01/18	1,739
Indiana Health Facility Financing Authority Revenue Bonds	1,000	5.500	11/15/10	1,047
Indiana Health Facility Financing Authority Revenue Bonds (Ê)	1,000	5.000	11/01/27	1,059
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,000	5.000	02/01/18	1,141

				8,245

262	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Iowa - 0.5%
Iowa Finance Authority Revenue Bonds	290	6.000	07/01/10	298
Iowa Finance Authority Revenue Bonds (µ)	1,000	5.000	07/01/14	1,028
Tobacco Settlement Authority of Iowa Revenue Bonds (æ)	1,000	5.600	06/01/35	1,080

				2,406

Kansas - 0.2%
Kansas Development Finance Authority Revenue Bonds (µ)	150	5.000	08/01/10	155
Wyandotte County-Kansas City Unified Government Revenue Bonds	255	4.750	12/01/16	259
Wyandotte County-Kansas City Unified Government Revenue Bonds	715	4.875	10/01/28	499

				913

Louisiana - 0.6%
Louisiana Public Facilities Authority Revenue Bonds	1,000	5.000	07/01/19	1,012
Louisiana State Citizens Property Insurance Corp. Revenue Bonds (µ)	1,600	6.750	06/01/26	1,820

				2,832

Maryland - 3.0%
County of Prince George’s Maryland General Obligation Limited	1,000	5.000	07/15/16	1,157
Maryland Economic Development Corp. Revenue Bonds	885	6.200	09/01/22	1,017
Maryland Health & Higher Educational Facilities Authority Revenue Bonds	1,000	5.400	01/01/31	871
Maryland Health & Higher Educational Facilities Authority Revenue Bonds (Ê)	465	5.000	05/15/48	507
Maryland State Department of Transportation County Transportation Revenue Bonds	1,100	5.000	05/01/17	1,206
Maryland State Transportation Authority Revenue Bonds	1,000	5.000	03/01/16	1,139
State of Maryland General Obligation Unlimited	2,000	5.000	02/01/12	2,182
State of Maryland General Obligation Unlimited	2,500	5.250	03/01/13	2,817
State of Maryland General Obligation Unlimited	1,500	5.000	08/01/14	1,715
State of Maryland General Obligation Unlimited	1,000	5.000	03/15/17	1,159

				13,770

Massachusetts - 1.5%
Commonwealth of Massachusetts General Obligation Limited (æ)	430	6.000	02/01/11	440
Commonwealth of Massachusetts General Obligation Unlimited	1,500	5.250	08/01/13	1,693
Commonwealth of Massachusetts General Obligation Unlimited	1,000	5.500	10/01/16	1,166
Massachusetts Development Finance Agency Revenue Bonds	80	5.125	12/01/11	81
Massachusetts Development Finance Agency Revenue Bonds	50	5.150	10/01/14	51
Massachusetts Health & Educational Facilities Authority Revenue Bonds	995	5.375	07/01/21	1,030
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Ê)	1,050	4.125	10/01/37	1,066
Massachusetts Port Authority Revenue Bonds	150	5.750	07/01/10	155
Massachusetts State Water Pollution Abatement Revenue Bonds	1,090	5.000	08/01/16	1,249

				6,931

Michigan - 1.6%
City of Detroit Michigan Revenue Bonds (µ)	1,000	5.000	07/01/14	1,038
City of Detroit Michigan Revenue Bonds (µ)	1,015	5.000	07/01/18	1,052
Kent Hospital Finance Authority Revenue Bonds (Ê)	500	5.250	01/15/47	530
Michigan Municipal Bond Authority Revenue Bonds	1,000	5.250	10/01/11	1,081
Michigan State Hospital Finance Authority Revenue Bonds	1,000	5.500	11/01/14	1,052
Michigan State Housing Development Authority Revenue Bonds (µ)	300	4.150	10/01/13	309
Michigan Strategic Fund Revenue Bonds	2,000	6.250	06/01/14	2,128

				7,190

Minnesota - 3.0%
City of Minneapolis Minnesota Revenue Bonds	1,855	6.375	11/15/23	2,043

Russell Tax Exempt Bond Fund	263

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

City of State Louis Park Minnesota Revenue Bonds	1,165	5.500	07/01/17	1,253
City of State Louis Park Minnesota Revenue Bonds	725	5.500	07/01/18	775
Minnesota State Municipal Power Agency Revenue Bonds	2,220	5.250	10/01/21	2,351
State of Minnesota General Obligation Unlimited	545	5.000	06/01/14	619
State of Minnesota General Obligation Unlimited	1,000	5.000	08/01/15	1,144
State of Minnesota General Obligation Unlimited	2,990	5.000	06/01/17	3,447
State of Minnesota General Obligation Unlimited	1,925	4.000	08/01/18	2,077

				13,709

Mississippi - 0.2%
Mississippi Development Bank Special Obligation Revenue Bonds (µ)	1,000	5.000	07/01/15	1,075

Missouri - 0.4%
Cape Girardeau County Industrial Development Authority Revenue Bonds	60	5.500	06/01/34	61
City of Saint Louis Missouri Revenue Bonds	1,680	6.125	07/01/24	1,750

				1,811

Nevada - 0.8%
County of Clark Nevada General Obligation Limited (µ)	1,000	5.000	11/01/13	1,106
County of Clark Nevada Revenue Bonds	1,000	5.000	07/01/12	1,076
County of Clark Nevada Revenue Bonds (µ)	1,000	5.000	07/01/22	1,062
Truckee Meadows Water Authority Revenue Bonds (µ)	500	5.500	07/01/11	538

				3,782

New Jersey - 2.6%
New Jersey Economic Development Authority Revenue Bonds (µ)	1,000	5.000	06/15/11	1,017
New Jersey Economic Development Authority Revenue Bonds	1,000	5.000	09/01/12	1,086
New Jersey Economic Development Authority Revenue Bonds	1,000	5.250	03/01/14	1,103
New Jersey Economic Development Authority Revenue Bonds	1,020	5.375	06/15/15	1,040
New Jersey Educational Facilities Authority Revenue Bonds	1,000	5.750	09/01/10	1,042
New Jersey Educational Facilities Authority Revenue Bonds	2,000	5.000	07/01/16	2,305
New Jersey Health Care Facilities Financing Authority Revenue Bonds (µ)	1,000	5.000	09/15/17	1,084
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	12/15/16	1,105
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	12/15/18	1,080
Tobacco Settlement Financing Corp. Revenue Bonds	1,170	4.500	06/01/23	1,057

				11,919

New York - 8.9%
Battery Park City Authority Revenue Bonds	1,500	5.250	11/01/22	1,602
City of New York New York General Obligation Unlimited	1,000	5.000	08/01/11	1,067
City of New York New York General Obligation Unlimited	125	5.750	08/01/11	131
City of New York New York General Obligation Unlimited	850	5.000	03/01/12	916
City of New York New York General Obligation Unlimited	750	5.000	11/01/12	822
City of New York New York General Obligation Unlimited	235	5.250	11/01/12	254
City of New York New York General Obligation Unlimited (Ê)(µ)	800	0.200	10/01/23	800
City of New York New York General Obligation Unlimited	2,000	5.250	04/01/28	2,131
Metropolitan Transportation Authority Revenue Bonds	1,430	6.500	11/15/28	1,614
New York City Municipal Water Finance Authority Revenue Bonds	1,500	5.250	06/15/12	1,651
New York State Dormitory Authority Revenue Bonds	1,790	5.000	07/01/16	1,905
New York State Dormitory Authority Revenue Bonds	1,000	5.250	02/15/21	1,122
New York State Dormitory Authority Revenue Bonds	1,000	6.500	12/01/21	1,005
New York State Dormitory Authority Revenue Bonds (Ê)	2,000	5.250	11/15/23	2,155
New York State Dormitory Authority Revenue Bonds	1,500	5.000	07/01/26	1,555
New York State Environmental Facilities Corp. Revenue Bonds (µ)	1,000	6.000	06/15/12	1,114
New York State Environmental Facilities Corp. Revenue Bonds	770	5.000	06/15/22	847
New York State Environmental Facilities Corp. Revenue Bonds	1,640	5.000	09/15/23	1,784

264	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

New York State Thruway Authority Revenue Bonds (µ)	1,575	5.250	04/01/13	1,753
New York State Thruway Authority Revenue Bonds	1,500	5.000	04/01/14	1,665
New York State Thruway Authority Revenue Notes	1,715	4.000	07/15/11	1,799
Sales Tax Asset Receivable Corp. Revenue Bonds (µ)	1,700	5.000	10/15/25	1,801
Sales Tax Asset Receivable Corp. Revenue Bonds (µ)	2,500	5.000	10/15/29	2,612
Tobacco Settlement Financing Corp. Revenue Bonds	1,030	5.000	06/01/12	1,110
Triborough Bridge & Tunnel Authority Revenue Bonds	950	5.000	11/15/17	1,080
Triborough Bridge & Tunnel Authority Revenue Bonds (µ)	1,000	5.500	11/15/20	1,136
Triborough Bridge & Tunnel Authority Revenue Bonds (Ê)	2,250	5.000	11/15/25	2,474
Triborough Bridge & Tunnel Authority Revenue Bonds (Ê)	900	5.000	11/15/38	978
TSASC, Inc. Revenue Bonds	900	4.750	06/01/22	869
United Nations Development Corp. Revenue Bonds	1,000	5.000	07/01/11	1,003

				40,755

North Carolina - 2.1%
County of Wake North Carolina General Obligation Unlimited	1,000	5.000	03/01/13	1,118
North Carolina Eastern Municipal Power Agency Revenue Bonds	250	5.500	01/01/10	251
North Carolina Eastern Municipal Power Agency Revenue Bonds	650	5.000	01/01/16	695
North Carolina Medical Care Commission Revenue Bonds	410	5.400	10/01/27	379
North Carolina Municipal Power Agency No. 1 Catawba Revenue Bonds (µ)	1,500	6.000	01/01/12	1,632
North Carolina Municipal Power Agency No. 1 Catawba Revenue Bonds	200	5.500	01/01/13	219
State of North Carolina General Obligation Unlimited	1,000	5.000	03/01/12	1,093
State of North Carolina General Obligation Unlimited	1,000	5.000	03/01/14	1,102
State of North Carolina General Obligation Unlimited	2,000	5.000	03/01/20	2,238
University of North Carolina at Chapel Hill Revenue Bonds (æ)	1,065	5.375	12/01/14	1,144

				9,871

North Dakota - 0.1%
County of Williams North Dakota Revenue Bonds	320	5.000	11/01/31	274

Ohio - 3.5%
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	3,005	5.125	06/01/24	2,681
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	2,500	5.875	06/01/47	1,845
Kent State University Revenues Revenue Bonds (µ)	2,000	5.000	05/01/16	2,203
Ohio Air Quality Development Authority Revenue Bonds	1,110	5.700	02/01/14	1,170
Ohio Air Quality Development Authority Revenue Bonds	1,050	5.625	06/01/18	1,091
Ohio Air Quality Development Authority Revenue Bonds	1,725	5.700	08/01/20	1,788
State of Ohio General Obligation Unlimited (æ)	5,000	5.375	08/01/18	5,484

				16,262

Oklahoma - 0.1%
Oklahoma Development Finance Authority Revenue Bonds	275	5.000	10/01/13	286
Oklahoma Housing Finance Agency Revenue Bonds	20	7.600	09/01/15	20

				306

Oregon - 1.2%
City of Portland Oregon Revenue Bonds	2,000	5.000	06/15/18	2,279
Clackamas County School District No. 62C General Obligation Unlimited (æ)	435	6.000	06/15/11	450
Morrow County School District No. 1 General Obligation Unlimited (µ)	1,955	5.500	06/15/21	2,335
State of Oregon General Obligation Limited	520	5.700	10/01/32	523

				5,587

Pennsylvania - 6.3%
Allegheny County Hospital Development Authority Revenue Bonds	2,000	5.000	09/01/16	2,132
Allegheny County Port Authority Revenue Bonds (µ)	250	5.500	03/01/17	261
Berks County Municipal Authority Revenue Bonds	1,960	5.250	11/01/24	2,012

Russell Tax Exempt Bond Fund	265

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Berks County Vocational Technical School Authority Revenue Bonds (µ)	1,260	5.000	06/01/15	1,308
Butler County Hospital Authority Revenue Bonds	1,000	7.125	07/01/29	1,120
Commonwealth of Pennsylvania General Obligation Unlimited	2,000	5.000	08/01/13	2,249
Commonwealth of Pennsylvania General Obligation Unlimited	2,500	5.500	01/01/14	2,865
Commonwealth of Pennsylvania General Obligation Unlimited (µ)	1,000	5.000	09/01/15	1,118
Commonwealth of Pennsylvania General Obligation Unlimited (µ)	1,300	5.375	07/01/17	1,526
County of Allegheny Pennsylvania General Obligation Unlimited (µ)	1,000	5.000	10/01/15	1,134
Dauphin County General Authority Revenue Bonds	2,000	6.000	06/01/29	2,112
Erie County Industrial Development Authority Revenue Bonds	180	5.300	04/01/12	185
Norwin School District General Obligation Unlimited (µ)(æ)	250	6.000	04/01/20	256
Pennsylvania Economic Development Financing Authority Revenue Bonds	1,200	6.250	10/15/23	1,253
Pennsylvania Economic Development Financing Authority Revenue Bonds (Ê)	605	5.000	12/01/42	638
Pennsylvania Higher Educational Facilties Authority Revenue Bonds	1,000	5.000	09/01/17	1,144
Pennsylvania Higher Educational Facilties Authority Revenue Bonds (µ)	3,000	5.000	06/15/20	3,177
Pennsylvania Intergovernmental Cooperative Authority Special Tax	1,000	5.000	06/15/17	1,110
Pennsylvania Turnpike Commission Revenue Bonds (µ)	1,450	5.500	12/01/13	1,645
Sayre Health Care Facilities Authority Revenue Bonds (æ)	395	5.300	12/01/12	409
University of Pittsburgh Revenue Bonds	1,000	5.500	09/15/21	1,153

				28,807

Puerto Rico - 6.2%
Commonwealth of Puerto Rico General Obligation Unlimited	750	5.250	07/01/15	785
Commonwealth of Puerto Rico General Obligation Unlimited (µ)	1,060	5.000	07/01/16	1,156
Commonwealth of Puerto Rico General Obligation Unlimited	1,780	5.250	07/01/22	1,789
Commonwealth of Puerto Rico General Obligation Unlimited (æ)	620	5.250	07/01/32	727
Commonwealth of Puerto Rico General Obligation Unlimited	380	5.250	07/01/32	360
Government Development Bank for Puerto Rico Revenue Bonds	3,250	5.000	12/01/09	3,259
Puerto Rico Electric Power Authority Revenue Bonds (µ)	500	5.500	07/01/17	543
Puerto Rico Highway & Transportation Authority Revenue Bonds	2,000	5.000	07/01/13	2,110
Puerto Rico Housing Finance Authority Revenue Bonds	180	5.500	12/01/15	198
Puerto Rico Housing Finance Authority Revenue Bonds	1,830	5.500	12/01/16	2,009
Puerto Rico Public Buildings Authority Revenue Bonds	500	5.750	07/01/16	534
Puerto Rico Public Buildings Authority Revenue Bonds (æ)	2,000	5.500	07/01/23	2,281
Puerto Rico Public Finance Corp. Revenue Bonds (Ê)(µ)	3,250	5.750	08/01/27	3,352
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	2,500	5.500	08/01/22	2,685
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	1,000	6.125	08/01/29	1,044
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	2,030	6.750	08/01/32	1,481
Puerto Rico Sales Tax Financing Corp. Revenue Bonds (Ê)	4,000	5.000	08/01/39	4,145

				28,458

Rhode Island - 0.2%
Rhode Island Economic Development Corp. Revenue Bonds (µ)	1,000	5.000	06/15/12	1,077

South Carolina - 1.3%
Greenville County School District Revenue Bonds	1,000	5.000	12/01/11	1,070
Richland-Lexington Airport District Revenue Bonds (µ)	440	5.000	01/01/10	443
South Carolina State Public Service Authority Revenue Bonds (µ)	375	5.500	01/01/11	382
South Carolina Transportation Infrastructure Bank Revenue Bonds	2,500	5.000	10/01/17	2,757
South Carolina Transportation Infrastructure Bank Revenue Bonds (µ)(æ)	1,000	5.250	10/01/31	1,084

				5,736

South Dakota - 0.4%
South Dakota Housing Development Authority Revenue Bonds	270	4.800	05/01/22	274
South Dakota State Building Authority Revenue Bonds (µ)	1,330	5.000	09/01/12	1,470

				1,744

266	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Tennessee - 0.9%
Clarksville Natural Gas Acquisition Corp. Revenue Bonds	750	5.000	12/15/14	763
Memphis-Shelby County Airport Authority Revenue Bonds	2,160	5.050	09/01/12	2,252
Tennessee Housing Development Agency Revenue Bonds	950	5.375	01/01/18	953

				3,968

Texas - 10.3%
Alvin Independent School District General Obligation Unlimited	545	6.750	08/15/10	572
Canadian River Municipal Water Authority Revenue Bonds (µ)	800	5.000	02/15/17	875
Canadian River Municipal Water Authority Revenue Bonds (µ)	415	5.000	02/15/18	448
City of Austin Texas Revenue Bonds (µ)	1,000	5.250	11/15/14	1,141
City of Dallas Texas Revenue Bonds (µ)	3,500	5.000	10/01/24	3,502
City of Houston Texas Revenue Bonds	1,500	5.000	07/01/17	1,630
City of New Braunfels Texas General Obligation Limited (µ)(æ)	665	5.250	10/01/21	771
City of San Antonio Texas Revenue Bonds	1,000	5.250	02/01/13	1,114
City of San Antonio Texas Revenue Bonds	1,000	5.000	02/01/14	1,118
City of San Antonio Texas Revenue Bonds	1,000	5.000	02/01/18	1,129
Conroe Independent School District General Obligation Unlimited	1,445	5.000	02/15/13	1,598
County of Fort Bend Texas General Obligation Limited (µ)	1,000	5.000	03/01/16	1,121
Dallas Convention Center Hotel Development Corp. Revenue Bonds	2,150	5.250	01/01/23	2,189
Dallas Independent School District General Obligation Unlimited	2,100	5.000	02/15/14	2,364
Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue Bonds	280	5.000	11/01/22	292
Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue Bonds	200	5.000	11/01/23	208
Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue Bonds	250	5.000	11/01/24	260
Dickinson Independent School District General Obligation Unlimited	1,000	5.000	02/15/21	1,072
Dickinson Independent School District General Obligation Unlimited	1,500	5.000	02/15/23	1,601
Fort Worth Independent School District General Obligation Unlimited	2,000	5.000	02/15/18	2,287
Grand Prairie Independent School District General Obligation Unlimited	750	5.000	02/15/19	832
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds (Ê)(µ)	400	0.250	06/01/38	400
Laredo Independent School District General Obligation Unlimited (æ)	1,070	5.375	08/01/16	1,156
Lower Colorado River Authority Revenue Bonds (µ)	2,000	5.875	05/15/14	2,023
McKinney Independent School District General Obligation Unlimited	1,200	6.000	02/15/18	1,459
Midlothian Development Authority Tax Allocation (µ)	500	5.000	11/15/09	500
North East Independent School District General Obligation Unlimited	1,000	5.000	08/01/18	1,131
North East Independent School District General Obligation Unlimited (µ)(æ)	1,000	5.000	08/01/33	1,142
North Texas Municipal Water District Revenue Bonds (µ)	2,000	5.000	09/01/13	2,240
North Texas Tollway Authority Revenue Bonds	960	6.000	01/01/24	1,026
North Texas Tollway Authority Revenue Bonds (Ê)	1,235	5.750	01/01/38	1,301
Round Rock Independent School District General Obligation Unlimited	1,000	6.500	08/01/10	1,046
Round Rock Independent School District General Obligation Unlimited	430	5.375	08/01/12	478
SA Energy Acquisition Public Facility Corp. Revenue Bonds	1,500	5.250	08/01/15	1,623
Sabine River Authority Revenue Bonds	1,500	5.200	05/01/28	777
Spring Independent School District General Obligation Unlimited	1,000	5.000	08/15/16	1,139
Texas A&M University Revenue Bonds	2,000	5.000	05/15/15	2,266
Tyler Independent School District General Obligation Unlimited	1,350	5.000	02/15/10	1,367

				47,198

Utah - 0.9%
County of Utah Utah Revenue Bonds	200	5.050	11/01/17	209
Intermountain Power Agency Revenue Bonds (µ)	1,400	6.500	07/01/10	1,455
State of Utah General Obligation Unlimited	2,000	5.000	07/01/16	2,302

				3,966

Virgin Islands - 0.0%
Virgin Islands Public Finance Authority Revenue Bonds	200	5.000	10/01/13	213

Russell Tax Exempt Bond Fund	267

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Virginia - 2.2%
Chesapeake Economic Development Authority Revenue Bonds (Ê)	550	3.600	02/01/32	567
Chesterfield County Economic Development Authority Revenue Bonds	650	5.000	05/01/23	688
Commonwealth of Virginia General Obligation Unlimited	1,000	5.000	06/01/23	1,117
County of Fairfax Virginia General Obligation Unlimited	1,750	5.250	04/01/14	2,007
University of Virginia Revenue Bonds	1,295	5.000	06/01/20	1,390
University of Virginia Revenue Bonds	1,495	5.000	06/01/21	1,600
Virginia College Building Authority Revenue Bonds	1,065	5.000	02/01/14	1,195
Virginia Commonwealth Transportation Board Revenue Bonds	360	5.375	05/15/12	383
Virginia Public School Authority Revenue Bonds	1,000	5.000	08/01/17	1,143

				10,090

Washington - 3.3%
County of King Washington Revenue Bonds (µ)	1,625	5.000	01/01/14	1,821
County of Kitsap Washington General Obligation Limited (µ)(æ)	775	5.750	07/01/14	802
Energy Northwest Revenue Bonds	1,000	5.000	07/01/11	1,068
Energy Northwest Revenue Bonds	1,000	5.000	07/01/14	1,122
Energy Northwest Revenue Bonds	2,500	5.000	07/01/15	2,807
Energy Northwest Revenue Bonds	1,000	7.125	07/01/16	1,247
King County Public Hospital District No. 2 General Obligation Limited (µ)	1,000	5.000	12/01/19	1,055
King County School District No. 405 Bellevue General Obligation Unlimited (µ)	1,000	5.000	12/01/14	1,138
Mason County School District No. 309 Shelton General Obligation Unlimited (µ)	1,115	5.000	12/01/18	1,277
Pierce County School District No. 3 Puyallup General Obligation Unlimited (µ)	1,000	5.000	12/01/18	1,102
State of Washington General Obligation Unlimited	1,000	5.000	07/01/17	1,132
Tobacco Settlement Authority of Washington Revenue Bonds	745	6.500	06/01/26	749

				15,320

Wisconsin - 1.1%
City of Madison Wisconsin Revenue Bonds	280	4.875	10/01/27	302
State of Wisconsin Certificate of Participation (µ)	2,825	5.000	03/01/11	2,971
Wisconsin Health & Educational Facilities Authority Revenue Bonds (µ)	1,425	5.000	12/01/10	1,484
Wisconsin Health & Educational Facilities Authority Revenue Bonds	210	5.250	05/01/12	217
Wisconsin Health & Educational Facilities Authority Revenue Bonds	220	5.250	05/01/13	228

				5,202

Total Municipal Bonds (cost $422,778)				434,976

Short-Term Investments - 4.9%
Russell Investment Company Russell Money Market Fund	22,641,000			22,641

Total Short-Term Investments (cost $22,641)				22,641

Total Investments - 99.5% (identified cost $445,419)				457,617

Other Assets and Liabilities, Net - 0.5%				2,166

Net Assets - 100%				459,783

See accompanying notes which are an integral part of the financial statements.

268	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2009

Quality Ratings as a % of Market Value (Unaudited)%
AAA	23
AA	35
A	25
BBB	14
BB	1
Other	2

100

Economic Sector Emphasis as a % of Market Value (Unaudited)
General Obligation	21
Utility Revenue	15
Other Revenue	12
Industrial Revenue	12
Education Revenue	15
Healthcare Revenue	9
Cash Equivalents	10
Leasing Revenue	2
Pollution Control Revenue	3
Housing Revenue	1
Refunded and Special Obligations	-

100

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund	269

Russell Investment Company

Russell Tax Exempt Bond Fund

Presentation of Portfolio Holdings — October 31, 2009

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Municipal Bonds
Alabama	$—	$4,247	$—	$4,247	0.9
Alaska	—	1,227	—	1,227	0.3
Arizona	—	8,219	—	8,219	1.8
California	—	47,560	—	47,560	10.3
Colorado	—	1,772	—	1,772	0.4
Delaware	—	1,405	—	1,405	0.3
District of Columbia	—	1,034	—	1,034	0.2
Florida	—	31,355	—	31,355	6.8
Georgia	—	24,321	—	24,321	5.3
Guam	—	1,327	—	1,327	0.3
Hawaii	—	2,360	—	2,360	0.5
Idaho	—	2,829	—	2,829	0.6
Illinois	—	7,903	—	7,903	1.7
Indiana	—	8,245	—	8,245	1.8
Iowa	—	2,406	—	2,406	0.5
Kansas	—	913	—	913	0.2
Louisiana	—	2,832	—	2,832	0.6
Maryland	—	13,770	—	13,770	3.0
Massachusetts	—	6,931	—	6,931	1.5
Michigan	—	7,190	—	7,190	1.6
Minnesota	—	13,709	—	13,709	3.0
Mississippi	—	1,075	—	1,075	0.2
Missouri	—	1,811	—	1,811	0.4
Nevada	—	3,782	—	3,782	0.8
New Jersey	—	11,919	—	11,919	2.6
New York	—	40,755	—	40,755	8.9
North Carolina	—	9,871	—	9,871	2.1
North Dakota	—	274	—	274	0.1
Ohio	—	16,262	—	16,262	3.5
Oklahoma	—	306	—	306	0.1
Oregon	—	5,587	—	5,587	1.2
Pennsylvania	—	28,807	—	28,807	6.3
Puerto Rico	—	28,458	—	28,458	6.2
Rhode Island	—	1,077	—	1,077	0.2
South Carolina	—	5,736	—	5,736	1.3
South Dakota	—	1,744	—	1,744	0.4
Tennessee	—	3,968	—	3,968	0.9
Texas	—	47,198	—	47,198	10.3
Utah	—	3,966	—	3,966	0.9
Virgin Islands	—	213	—	213	—	*
Virginia	—	10,090	—	10,090	2.2
Washington	—	15,320	—	15,320	3.3
Wisconsin	—	5,202	—	5,202	1.1
Short-Term Investments	22,641	—	—	22,641	4.9

Total Investments	$22,641	$434,976	$—	$457,617	99.5

Other Assets and Liabilities, Net					0.5

					100.0

*	Less than .05% of net assets

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

270	Russell Tax Exempt Bond Fund

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Russell Investment Company

Russell Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Russell Real Estate Securities Fund - Class A ‡
	Total Return
1 Year	(3.75)%
5 Years	(1.00	)%§
10 Years	9.11	%§

Russell Real Estate Securities Fund - Class C
	Total Return
1 Year	1.21%
5 Years	(0.58	)%§
10 Years	8.94	%§

Russell Real Estate Securities Fund - Class E
	Total Return
1 Year	1.95%
5 Years	0.16	%§
10 Years	9.74	%§

Russell Real Estate Securities Fund - Class S
	Total Return
1 Year	2.26%
5 Years	0.41	%§
10 Years	10.03	%§

Russell Real Estate Securities Fund - Class Y ‡‡
	Total Return
1 Year	2.40%
5 Years	0.45	%§
10 Years	10.05	%§

FTSE NAREIT Equity REITs Index **
	Total Return
1 Year	0.06%
5 Years	(0.57	)%§
10 Years	9.30	%§

272	Russell Real Estate Securities Fund

Russell Investment Company

Russell Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Russell Real Estate Securities Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Russell Real Estate Securities Fund Class A, Class C, Class E, Class S, and Class Y Shares gained 2.10%, 1.21%, 1.95%, 2.26% and 2.40%, respectively. This compared to the FTSE NAREIT Equity REIT Index, which gained 0.06% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2009, the Lipper® Real Estate Funds Average gained 2.16%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The money managers positioned the Fund somewhat defensively during the fiscal year, with a focus on higher-quality, larger-capitalization REITs with strong balance sheets and more stable earnings prospects. Over the course of the fiscal year, the managers moved to underweight positions in the health care sector, based on unfavorable relative valuations, and in the shopping centers sector, due to concerns over declining retail sales and tenant’s financial condition. The Fund maintained an overweight position in the regional malls sector, as the managers were drawn to the long-term lease structures and limited new supply of high-quality malls. The Fund also maintained underweight positions in the freestanding retail and lodging/resorts sectors. The freestanding retail sector has faced difficulty as a result of elevated consumer savings rates and persistently weak retail sales figures, while the lodging/resorts underweight reflected concerns about reductions in business and leisure travel leading to lower occupancy and room rate growth. The overweight to regional malls and underweights to the lodging/resorts and freestanding retail sectors were notable detractors from performance, while the Fund’s positions in the shopping centers and health care sectors had a neutral effect on performance. Overall, property sector positioning was a negative contributor to the Fund’s performance during the fiscal year.

The Fund’s international real estate securities holdings contributed positively to performance, as the U.S. underperformed relative to the rest of the globe (0.06% as measured by the FTSE NAREIT Equity REIT Index vs. 39.41% as measured by the international portion of the FTSE EPRA/NAREIT Global Real Estate Index). Property stocks in Asia and Continental Europe performed particularly well during this period.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

AEW Capital Management, L.P. pursues a value-oriented style that focuses on identifying companies that it believes are mispriced relative to underlying real estate net asset value. AEW outperformed the benchmark during the fiscal year due primarily to its security selection. The primary contributors to performance were strong selection in the specialty, regional malls and mixed industrial/office sectors. AEW’s sector allocation detracted from performance due to underweights in the outperforming specialty and health care sectors.

INVESCO Institutional (N.A.), Inc maintains a broadly diversified portfolio with exposure to all major property sectors. Its investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. INVESCO outperformed the benchmark during the fiscal year as a result of effective stock selection. Stock selection was strongest in the specialty, regional malls and mixed industrial/office sectors. Sector allocation had a neutral effect on performance over the fiscal year.

Heitman Real Estate Securities LLC manages a concentrated portfolio with a bottom-up approach to stock selection focusing on companies that it believes have attractive valuations relative to growth prospects. Heitman outperformed the benchmark during the fiscal year, primarily as a result of effective stock selection. Stock selection was strongest in the lodging/resorts and health care sectors. Sector allocation detracted from performance driven primarily by an overweight to the underperforming regional malls sector and an underweight to the outperforming lodging/resorts sector.

Cohen & Steers Capital Management Inc. manages a broadly diversified portfolio of global property securities. Cohen & Steers uses a bottom-up approach to portfolio construction, emphasizing the relationship between price and net asset value as the principal valuation metric. Cohen & Steers also evaluates multiple-to-growth ratios as indicators of value. Cohen & Steers outperformed relative to the FTSE EPRA/NAREIT Global Real Estate Index, and its global portfolio had a positive impact on Fund performance due to the outperformance of international property securities markets relative to the U.S. Investments in Asia, particularly in Hong Kong, and Continental Europe contributed the most to performance.

Russell Real Estate Securities Fund	273

Russell Investment Company

Russell Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

RREEF America L.L.C. emphasizes a top-down approach to property sector weights based on an assessment of property market fundamentals. RREEF performed in line with the benchmark through the fiscal year before being terminated in late August. Sector allocation detracted from performance due primarily to overweight positions in the underperforming industrial and regional malls sectors and an underweight to the outperforming specialty sector. Effective stock selection contributed positively to performance, particularly in the specialty, shopping centers, and freestanding retail sectors.

Describe any changes to the Fund’s structure or the money manager line-up.

RREEF America L.L.C. was terminated in August 2009 and replaced with Cohen & Steers’ diversified U.S. real estate securities strategy.

Money Managers as of October 31, 2009	Styles
AEW Capital Management, L.P.	Value
Cohen & Steers Capital Management, Inc. (U.S)	Market-Oriented
Heitman Real Estate Securities LLC	Growth
INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division	Market-Oriented
Cohen & Steers Capital Management, Inc. (Global)	Global Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1999.

**	FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares are the returns of the Fund’s Class E Shares from November 1, 1999 to February 28, 2007. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class Y Shares on September 29, 2008. The returns shown for Class Y Shares are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

274	Russell Real Estate Securities Fund

Russell Investment Company

Russell Real Estate Securities Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,251.00	$1,018.55
Expenses Paid During Period*	$7.49	$6.72

*	Expenses are equal to the Fund’s annualized expense ratio of 1.32% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,246.10	$1,014.77
Expenses Paid During Period*	$11.72	$10.51

*	Expenses are equal to the Fund’s annualized expense ratio of 2.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,251.30	$1,018.55
Expenses Paid During Period*	$7.49	$6.72

*	Expenses are equal to the Fund’s annualized expense ratio of 1.32% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,252.80	$1,019.81
Expenses Paid During Period*	$6.08	$5.45

*	Expenses are equal to the Fund’s annualized expense ratio of 1.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Real Estate Securities Fund	275

Russell Investment Company

Russell Real Estate Securities Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,253.40	$1,020.72
Expenses Paid During Period*	$5.06	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

276	Russell Real Estate Securities Fund

Russell Investment Company

Russell Real Estate Securities Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 97.0%
Diversified - 9.9%
Agile Property Holdings, Ltd.	1,387,000	1,780
British Land Co. PLC (ö)	182,481	1,410
CapitaLand, Ltd.	1,084,500	3,133
Cousins Properties, Inc. (ö)(Ñ)	590,534	4,323
Dexus Property Group (ö)	2,085,449	1,478
Forest City Enterprises, Inc. Class A (Ñ)	404,429	3,527
Glorious Property Holdings, Ltd. (Æ)	2,511,000	1,105
Goldcrest Co., Ltd.	37,987	1,152
GPT Group (ö)	3,229,076	1,668
Hang Lung Properties, Ltd. - ADR	341,900	1,289
Henderson Land Development Co., Ltd.	483,984	3,412
Hysan Development Co., Ltd.	578,218	1,705
ICADE (ö)	9,698	1,021
IVG Immobilien AG (Æ)	141,465	1,268
Keppel Land, Ltd.	467,800	926
Land Securities Group PLC (ö)	257,334	2,789
Lexington Realty Trust (ö)(Ñ)	264,510	1,108
London & Stamford Property, Ltd.	207,323	460
Mirvac Group (ö)	1,591,529	2,087
Mitsubishi Estate Co., Ltd.	394,000	5,982
Mitsui Fudosan Co., Ltd.	395,600	6,351
New World Development, Ltd.	1,169,000	2,506
Norwegian Property ASA (Æ)	415,796	786
Shui On Land, Ltd.	639,000	387
Sponda OYJ (Æ)	196,306	703
Stockland (ö)	1,096,572	3,640
Sumitomo Realty & Development Co., Ltd.	177,000	3,326
Sun Hung Kai Properties, Ltd.	592,541	8,987
Tokyo Tatemono Co., Ltd.	205,378	969
Unibail-Rodamco SE (ö)	27,479	6,084
Vornado Realty Trust (ö)(Ñ)	1,316,476	78,409
Washington Real Estate Investment Trust (ö)(Ñ)	395,404	10,557
Wihlborgs Fastigheter AB	44,808	848

		165,176

Free Standing Retail - 0.9%
National Retail Properties, Inc. (ö)	603,278	11,692
Realty Income Corp. (ö)(Ñ)	120,600	2,795

		14,487

Health Care - 12.4%
Brookdale Senior Living, Inc. (Æ)	421,500	7,098
HCP, Inc. (ö)(Ñ)	1,549,584	45,852
Health Care REIT, Inc. (ö)	933,992	41,441
Nationwide Health Properties, Inc. (ö)(Ñ)	1,607,014	51,826
Omega Healthcare Investors, Inc. (ö)(Ñ)	904,595	13,714
Senior Housing Properties Trust (ö)	580,486	11,192
Ventas, Inc. (ö)(Ñ)	862,228	34,601

		205,724

Industrial - 4.9%
AMB Property Corp. (ö)(Ñ)	680,230	14,951
DCT Industrial Trust, Inc. (ö)(Ñ)	3,606,290	16,337

	Principal Amount ($) or Shares	Market Value $
EastGroup Properties, Inc. (ö)(Ñ)	226,692	8,345
First Potomac Realty Trust (ö)(Ñ)	340,300	3,862
Goodman Group (ö)	2,930,285	1,605
ProLogis (ö)(Ñ)	3,095,866	35,076
Segro PLC (ö)	328,131	1,897

		82,073

Lodging/Resorts - 4.9%
DiamondRock Hospitality Co. (Æ)(ö)(Ñ)	948,320	7,217
Gaylord Entertainment Co. (Æ)(Ñ)	221,243	3,325
Hospitality Properties Trust (ö)	710,190	13,714
Host Hotels & Resorts, Inc. (ö)(Ñ)	4,239,548	42,862
LaSalle Hotel Properties (ö)(Ñ)	172,366	2,958
Orient-Express Hotels, Ltd. Class A (Æ)(Ñ)	374,648	3,222
Starwood Hotels & Resorts Worldwide, Inc. (Ñ)(ö)	178,400	5,184
Sunstone Hotel Investors, Inc. (ö)(Ñ)	321,027	2,424

		80,906

Mixed Industrial/Office - 2.4%
Liberty Property Trust (ö)(Ñ)	1,140,031	33,483
PS Business Parks, Inc. (ö)(Ñ)	134,349	6,579

		40,062

Office - 13.0%
Alexandria Real Estate Equities, Inc. (ö)(Ñ)	178,900	9,691
BioMed Realty Trust, Inc. (ö)(Ñ)	880,009	11,942
Boston Properties, Inc. (ö)(Ñ)	1,010,789	61,426
Brandywine Realty Trust (ö)(Ñ)	1,097,166	10,489
Brookfield Properties Corp. (Ñ)	473,885	4,815
CapitaCommercial Trust (Æ)(ö)	920,000	692
Commonwealth Property Office Fund (ö)	2,117,718	1,656
Corporate Office Properties Trust SBI MD (ö)(Ñ)	395,052	13,112
DA Office Investment Corp. Class A (ö)	135	374
Derwent London PLC (ö)	64,570	1,315
Douglas Emmett, Inc. (ö)(Ñ)	181,404	2,141
Fabege AB	143,875	847
Great Portland Estates PLC (ö)	192,031	775
Highwoods Properties, Inc. (ö)(Ñ)	286,000	7,871
Hongkong Land Holdings, Ltd.	741,600	3,476
HRPT Properties Trust (ö)(Ñ)	2,196,687	15,443
ING Office Fund (ö)	3,031,215	1,593
Japan Prime Realty Investment Corp. Class A (ö)	318	695
Kenedix Realty Investment Corp. Class A (ö)	127	369
Kilroy Realty Corp. (ö)(Ñ)	937,524	25,894
Mack-Cali Realty Corp. (ö)(Ñ)	633,239	19,599
NTT Urban Development Corp.	822	662
SL Green Realty Corp. (ö)(Ñ)	566,053	21,940

		216,817

Regional Malls - 13.0%
Aeon Mall Co., Ltd.	62,100	1,314
BR Malls Participacoes SA (Æ)	101,648	1,125

Russell Real Estate Securities Fund	277

Russell Investment Company

Russell Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Glimcher Realty Trust (ö)	107,686	291
Macerich Co. (The) (ö)(Ñ)	1,613,028	48,068
Simon Property Group, Inc. (ö)	2,306,502	156,589
Taubman Centers, Inc. (ö)(Ñ)	80,400	2,453
Westfield Group (ö)	654,641	7,008

		216,848

Residential - 14.5%
American Campus Communities, Inc. (ö)(Ñ)	644,245	17,408
Apartment Investment & Management Co. Class A (ö)	329,682	4,072
AvalonBay Communities, Inc. (ö)(Ñ)	666,228	45,823
Boardwalk Real Estate Investment Trust (ö)	40,465	1,383
Camden Property Trust (ö)(Ñ)	1,025,465	37,173
China Overseas Land & Investment, Ltd.	915,920	1,974
China Resources Land, Ltd.	597,000	1,442
Colonial Properties Trust (ö)(Ñ)	302,264	3,183
Deutsche Wohnen AG (Æ)	74,613	851
Education Realty Trust, Inc. (ö)(Ñ)	394,237	1,975
Equity Lifestyle Properties, Inc. (ö)(Ñ)	360,084	16,726
Equity Residential (ö)(Ñ)	2,357,196	68,076
Essex Property Trust, Inc. (ö)(Ñ)	263,700	19,825
Home Properties, Inc. (ö)(Ñ)	79,950	3,132
Mid-America Apartment Communities, Inc. (ö)	230,288	10,091
MRV Engenharia e Participacoes SA	25,421	473
Post Properties, Inc. (ö)	97,865	1,614
Shimao Property Holdings, Ltd.	1,194,099	2,216
UDR, Inc. (ö)(Ñ)	246,523	3,545
Unite Group PLC (Æ)	199,804	871

		241,853

Self Storage - 6.2%
Big Yellow Group PLC (Æ)(ö)	50,078	320
Extra Space Storage, Inc. (ö)(Ñ)	1,045,000	10,000
Public Storage (ö)(Ñ)	1,172,415	86,290
Sovran Self Storage, Inc. (ö)	110,960	3,340
U-Store-It Trust (ö)(Ñ)	482,403	2,750

		102,700

Shopping Centers - 8.2%
Acadia Realty Trust (ö)(Ñ)	472,078	7,506
Alexander’s, Inc. (Æ)(ö)(Ñ)	3,822	1,013
Atrium European Real Estate, Ltd. (Æ)	251,011	1,642
Citycon OYJ	113,431	500
Corio NV (ö)	17,271	1,171
Developers Diversified Realty Corp. (ö)(Ñ)	1,013,567	8,707
Federal Realty Investment Trust (ö)(Ñ)	639,902	37,773
Hammerson PLC (ö)	343,970	2,285
Inland Real Estate Corp. (ö)(Ñ)	430,935	3,697
Kimco Realty Corp. (ö)(Ñ)	1,414,698	17,882
Kite Realty Group Trust (ö)	1,003,300	3,722
Link REIT (The) (ö)	900,575	2,040

	Principal Amount ($) or Shares	Market Value $
Primaris Retail Real Estate Investment Trust (ö)	64,530	939
Regency Centers Corp. (ö)(Ñ)	651,019	21,842
Retail Opportunity Investments Corp. (Æ)(Ñ)	526,530	5,450
Tanger Factory Outlet Centers (ö)(Ñ)	374,400	14,253
Weingarten Realty Investors (ö)	349,993	6,475

		136,897

Specialty - 6.7%
Digital Realty Trust, Inc. (ö)(Ñ)	1,187,914	53,611
DuPont Fabros Technology, Inc. (Æ)(ö)(Ñ)	475,819	7,175
Entertainment Properties Trust (ö)(Ñ)	165,700	5,635
Plum Creek Timber Co., Inc. (ö)(Ñ)	1,049,617	32,842
Rayonier, Inc. (ö)(Ñ)	247,250	9,539
Weyerhaeuser Co. (Ñ)	47,218	1,716

		110,518

Total Common Stocks (cost $1,382,251)		1,614,061

Short-Term Investments - 3.3%
Russell Investment Company Russell Money Market Fund (£)	55,189,003	55,189

Total Short-Term Investments (cost $55,189)		55,189

Other Securities - 29.1%
Russell U.S. Cash Collateral Fund (×)	223,096,496	223,096
State Street Securities Lending Quality Trust (×)	262,250,307	260,787

Total Other Securities (cost $485,347)		483,883

Total Investments - 129.4% (identified cost $1,922,787)		2,153,133

Other Assets and Liabilities, Net - (29.4%)		(489,570)

Net Assets - 100.0%		1,663,563

See accompanying notes which are an integral part of the financial statements.

278	Russell Real Estate Securities Fund

Russell Investment Company

Russell Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Scotland	USD	5	JPY	499	11/02/09	—
State Street Bank and Trust Company	USD	4	EUR	3	11/03/09	—
State Street Bank and Trust Company	USD	4	HKD	29	11/02/09	—
State Street Bank and Trust Company	USD	2	JPY	196	11/04/09	—
State Street Bank and Trust Company	BRL	18	USD	10	11/04/09	—
State Street Bank and Trust Company	GBP	1	USD	2	11/02/09	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						—

Presentation of Portfolio Holdings — October 31, 2009

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Diversified	$99,029	$66,147	$—	$165,176	9.9
Free Standing Retail	14,487	—	—	14,487	0.9
Health Care	205,724	—	—	205,724	12.4
Industrial	78,571	3,502	—	82,073	4.9
Lodging/Resorts	80,906	—	—	80,906	4.9
Mixed Industrial/Office	40,062	—	—	40,062	2.4
Office	204,363	12,454	—	216,817	13.0
Regional Malls	208,526	8,322	—	216,848	13.0
Residential	234,499	7,354	—	241,853	14.5
Self Storage	102,380	320	—	102,700	6.2
Shopping Centers	129,259	7,638	—	136,897	8.2
Specialty	110,518	—	—	110,518	6.7
Short-Term Investments	55,189	—	—	55,189	3.3
Other Securities	—	483,883	—	483,883	29.1

Total Investments	1,563,513	589,620	—	2,153,133	129.4

Other Assets and Liabilities, Net					(29.4)

					100.0

Other Financial Instruments
Foreign Currency Exchange Contracts	—	—	—	—	—	*

Total Other Financial Instruments**	—	—	—	—

*	Less than .05% of net assets
**	Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Real Estate Securities Fund	279

Russell Investment Company

Russell Money Market Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.

To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,000.40	$1,023.89
Expenses Paid During Period*	$1.31	$1.33

*	Expenses are equal to the Fund’s annualized expense ratio of 0.26% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,000.60	$1,024.10
Expenses Paid During Period*	$1.11	$1.12

*	Expenses are equal to the Fund’s annualized expense ratio of 0.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

280	Russell Money Market Fund

Russell Investment Company

Russell Money Market Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity#	Value $

Corporate Bonds and Notes - 2.9%
Bank of America Corp.	50,000	0.180	11/02/09	50,000
JPMorgan Chase & Co.	25,000	Zero coupon	11/03/09	25,000

Total Corporate Bonds and Notes (amortized cost $75,000)				75,000

Domestic Commercial Paper - 64.7%
Alpine Securitization Corp.	30,000	0.240	11/03/09	30,000
Antalis US Funding Corp.	50,000	Zero coupon	11/03/09	49,999
Antalis US Funding Corp.	32,290	0.320	11/16/09	32,287
Bank of Montreal	70,000	Zero coupon	11/03/09	69,999
Bank of Nova Scotia	29,000	0.230	12/15/09	28,991
Colgate-Palmolive Co.	7,300	Zero coupon	11/04/09	7,300
Commonwealth Bank of Australia	10,000	0.270	11/10/09	9,999
Danske Corp.	20,000	0.255	12/01/09	19,996
Deutsche Bank Financial, LLC	50,000	Zero coupon	11/02/09	50,000
Deutsche Bank Financial, LLC	50,000	Zero coupon	11/03/09	50,000
Erasmus Capital Corp.	9,660	Zero coupon	11/02/09	9,660
Erasmus Capital Corp.	30,000	0.420	11/02/09	30,000
Erasmus Capital Corp.	39,704	Zero coupon	11/03/09	39,704
Erasmus Capital Corp.	10,000	0.400	11/09/09	9,999
Fairway Finance Corp.	39,891	Zero coupon	11/02/09	39,891
Fairway Finance Corp.	50,115	Zero coupon	11/03/09	50,115
FOX Trot CDO Ltd.	60,000	Zero coupon	11/02/09	60,000
Gemini Securitization Corp.	22,000	0.290	11/16/09	21,998
Gemini Securitization Corp.	10,000	0.320	11/24/09	9,998
General Electric Capital Corp.	15,000	Zero coupon	11/02/09	15,000
General Electric Capital Corp.	65,000	Zero coupon	11/03/09	65,000
HSBC North America Holdings, Inc.	15,000	0.220	11/13/09	14,999
HSBC North America Holdings, Inc.	20,000	0.250	12/15/09	19,994
Intesa Sanpaolo SpA	120,000	Zero coupon	11/03/09	119,999
Johnson & Johnson	20,000	0.160	11/10/09	19,999
Liberty Street Funding Corp.	60,000	0.340	11/02/09	60,000
Louis Dreyfus Corp.	20,000	0.310	11/02/09	20,000
Matchpoint Master Trust	15,034	Zero coupon	11/02/09	15,034
Merck & Co., Inc.	15,000	Zero coupon	11/16/09	14,999
Nestle Capital Corp.	50,000	Zero coupon	11/02/09	50,000
Nestle Capital Corp.	10,000	0.250	12/04/09	9,999
Nordea North America, Inc.	50,000	Zero coupon	11/02/09	50,000
Park Avenue Receivables Corp.	75,000	0.320	11/02/09	75,000
Procter & Gamble International Funding SCA	70,000	Zero coupon	11/03/09	70,000
Ranger Funding Co., LLC	20,000	0.290	12/07/09	19,995
Regency Markets No. 1 LLC	10,247	Zero coupon	11/12/09	10,246
Sheffield Receivables Corp.	20,000	0.300	11/03/09	20,000
Starbird Funding Corp.	26,000	Zero coupon	11/02/09	26,000
Straight-A Funding LLC	15,000	0.330	11/09/09	14,999
Straight-A Funding LLC	10,091	0.330	11/12/09	10,090
Straight-A Funding LLC	25,000	0.310	11/16/09	24,997
Straight-A Funding LLC	10,053	Zero coupon	01/19/10	10,048
Thames Asset Global Securitization	10,000	0.330	11/24/09	9,998
Toronto Dominion Holdings (USA)	40,000	0.230	12/16/09	39,989
Toyota Credit Puerto Rico	25,000	Zero coupon	11/03/09	25,000
Toyota Motor Credit Corp.	50,000	Zero coupon	11/03/09	50,000
UBS Finance Delaware, LLC	75,000	Zero coupon	11/02/09	75,000
United Parcel Service, Inc.	50,000	Zero coupon	11/03/09	50,000

Russell Money Market Fund	281

Russell Investment Company

Russell Money Market Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity#	Value $
Victory Receivables Corp.	26,705	Zero coupon	11/02/09	26,705
Westpactrust Securities NZ Ltd.	15,000	0.250	12/16/09	14,996

Total Domestic Commercial Paper (amortized cost $1,668,022)				1,668,022

Municipal Bonds - 3.2%
Miami-Dade County Industrial Development Authority, monthly demand (Ê)	37,400	0.400	07/01/31	37,400
Nassau Health Care Corp., monthly demand (Ê)	5,500	0.330	08/01/22	5,500
New Jersey State Housing & Mortgage Finance Agency, semi-annual demand (Ê)	10,030	0.350	11/01/39	10,030
New York State Housing Finance Agency, monthly demand (Ê)	26,700	0.250	05/15/31	26,700
New York State Housing Finance Agency, monthly demand (Ê)	1,430	0.270	05/01/42	1,430

Total Municipal Bonds (amortized cost $81,060)				81,060

Registered Investment Company Funds - 1.9%
FFI Government Fund	50,000,000			50,000

Total Registered Investment Company Funds (cost $50,000)				50,000

Time Deposit - 4.2%
Bank of Tokyo-Mitsubishi, Ltd. (The)	50,000	0.100	11/02/09	50,000
Calyon Grand Cayman	8,000	0.100	11/02/09	8,000
Nordea Bank AB	25,000	0.090	11/02/09	25,000
Royal Bank of Canada	10,137	0.080	11/02/09	10,137
Royal Bank of Scotland Group PLC	15,000	0.110	11/02/09	15,000

Time Deposit (amortized cost $108,137)				108,137

United States Government Agencies - 13.3%
AID to INH Portugal Guaranteed Note, weekly demand (LIBOR Floater) (Ê)(Å)	5,313	0.777	12/01/17	5,349
Fannie Mae Discount Notes	24,000	Zero coupon	11/04/09	24,000
Fannie Mae Discount Notes	7,900	Zero coupon	11/12/09	7,900
Fannie Mae Discount Notes	15,000	Zero coupon	01/04/10	14,996
Federal Home Loan Bank Discount Corp.	2,531	Zero coupon	11/02/09	2,531
Federal Home Loan Bank Discount Corp.	7,936	Zero coupon	11/12/09	7,936
Federal Home Loan Banks (Ê)	85,000	Zero coupon	01/28/10	85,000
Federal Home Loan Mortgage Corp. Discount Note	70,000	Zero coupon	11/02/09	70,000
Federal Home Loan Mortgage Corp. Discount Note	48,468	Zero coupon	11/16/09	48,465
Puttable Floating Option Taxable Receipts (Ê)(Þ)	77,110	1.240	04/01/26	77,110

Total United States Government Agencies (amortized cost $343,287)				343,287

United States Treasury - 8.3%
United States Treasury Bills	20,000	Zero coupon	12/31/09	19,995
United States Treasury Bills	125,000	Zero coupon	02/11/10	124,910
United States Treasury Bills	70,000	Zero coupon	02/18/10	69,949

Total United States Treasury (amortized cost $214,854)				214,854

282	Russell Money Market Fund

Russell Investment Company

Russell Money Market Fund

Schedule of Investments, continued — October 31, 2009

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity#	Value $

Yankee Certificates of Deposit - 1.2%
Banco Bilbao Vizcaya Argentaria SA	10,000	0.245	12/16/09	10,000
Royal Bank of Canada	10,000	0.220	12/14/09	10,000
Svenska Handelsbanken AB	10,000	0.200	11/20/09	10,000

Total Yankee Certificates of Deposit (amortized cost $30,000)				30,000

Total Investments - 99.7% (cost $2,570,360) (†)				2,570,360

Other Assets and Liabilities, Net - 0.3%				7,280

Net Assets - 100.0%				2,577,640

See accompanying notes which are an integral part of the financial statements.

Russell Money Market Fund	283

Russell Investment Company

Russell Money Market Fund

Presentation of Portfolio Holdings — October 31, 2009

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Corporate Bonds and Notes	$—	$75,000	$—	$75,000	2.9
Domestic Commercial Paper	—	1,668,022	—	1,668,022	64.7
Municipal Bonds	—	81,060	—	81,060	3.2
Registered Investment Company Funds	50,000	—	—	50,000	1.9
Time Deposit	—	108,137	—	108,137	4.2
United States Government Agencies	—	343,287	—	343,287	13.3
United States Treasury	—	214,854	—	214,854	8.3
Yankee Certificates of Deposit	—	30,000	—	30,000	1.2

Total Investments	$50,000	$2,520,360	$—	$2,570,360	99.7

Other Assets and Liabilities, Net					0.3

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

284	Russell Money Market Fund

See accompanying notes which are an integral part of the financial statements.

Russell Investment Company

Russell Funds

Notes to Schedules of Investments — October 31, 2009

Footnotes:

(Æ)	Nonincome-producing security.
(Ï)	Forward commitment.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(ö)	Real Estate Investment Trust (REIT).
(µ)	Bond is insured by a guarantor.
(ß)	Illiquid security.
(Ø)	In default.
(ç)	At amortized cost, which approximates market.
(ž)	Rate noted is yield-to-maturity from date of acquisition.
(æ)	Pre-refunded: These bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(×)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(Û)	All or a portion of the shares of this security are held as collateral in connection with securities sold short.
(†)	The identified cost for Federal income tax purposes is the same as shown above.
(#)	All securities with a maturity greater than thirteen months have a demand feature or an optional or mandatory put, or are pre-refunded, resulting in an effective maturity of thirteen months or less. Additionally, all daily and weekly demand securities are backed by direct payment of letters of credit.
(£)	A portion of this asset has been segregated to cover the liability caused by the valuation of the SLQT.

Abbreviations:

ADR - American Depositary Receipt

ADS - American Depositary Share

BBSW - Bank Bill Swap Reference Rate

CIBOR - Copenhagen Interbank Offered Rate

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

EMU - European Economic and Monetary Union

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

TBA - To Be Announced Security

UK - United Kingdom

Foreign Currency Abbreviations:

ARS - Argentine peso	HUF - Hungarian forint	PKR - Pakistani rupee
AUD - Australian dollar	IDR - Indonesian rupiah	PLN - Polish zloty
BRL - Brazilian real	ILS - Israeli shekel	RUB - Russian ruble
CAD - Canadian dollar	INR - Indian rupee	SEK - Swedish krona
CHF - Swiss franc	ISK - Iceland krona	SGD - Singapore dollar
CLP - Chilean peso	ITL - Italian lira	SKK - Slovakian koruna
CNY - Chinese renminbi yuan	JPY - Japanese yen	THB - Thai baht
COP - Colombian peso	KES - Kenyan schilling	TRY - Turkish lira
CRC - Costa Rica colon	KRW - South Korean won	TWD - Taiwanese dollar
CZK - Czech koruna	MXN - Mexican peso	USD - United States dollar
DKK - Danish krone	MYR - Malaysian ringgit	VEB - Venezuelan bolivar
EGP - Egyptian pound	NOK - Norwegion krone	VND - Vietnam dong
EUR - Euro	NZD - New Zealand dollar	ZAR - South African rand
GBP - British pound sterling	PEN - Peruvian nouveau sol
HKD - Hong Kong dollar	PHP - Philippine peso

Notes to Schedules of Investments	285

See accompanying notes which are an integral part of the financial statements.

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities — October 31, 2009

Amounts in thousands	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund

Assets
Investments, at identified cost	$4,399,454	$4,506,146	$87,933	$152,182
Investments, at market***	4,672,660	4,583,676	97,662	159,858
Cash	—	—	—	—
Cash (restricted)	32,000	29,000	1,200	1,200
Foreign currency holdings*	—	—	—	—
Unrealized appreciation on foreign currency exchange contracts	—	—	—	—
Receivables:
Dividends and interest	3,803	5,100	52	175
Dividends from affiliated Russell money market funds	188	7	—	—
Investments sold	60,412	70,844	2,178	2,337
Fund shares sold	7,274	7,472	120	116
Foreign taxes recoverable	—	—	—	—
From affiliates	—	—	—	—
Investments matured******	—	—	—	—
Daily variation margin on futures contracts	—	—	—	—
Other receivable	—	—	—	—
Prepaid expenses	17	274	—	11
Interest rate swap contracts, at market value*****	—	—	—	—
Credit default swap contracts, at market value****	—	—	—	—

Total assets	4,776,354	4,696,373	101,212	163,697

Liabilities
Payables:
Due to Custodian	—	—	—	—
Due to Broker	—	—	—	—
Investments purchased	64,018	74,432	1,893	2,564
Fund shares redeemed	4,179	6,609	92	283
Accrued fees to affiliates	2,758	2,575	93	133
Other accrued expenses	293	262	48	55
Daily variation margin on futures contracts	8,104	5,726	103	214
Dividends for securities sold short	—	180	—	—
Deferred tax liability	—	—	—	—
Income distribution	—	—	—	—
Other payable	—	—	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—	—	—
Unrealized depreciation on index swaps	—	—	—	—
Options written, at market value**	—	—	—	—
Securities sold short at market value*******	—	370,304	—	—
Payable upon return of securities loaned	222,366	—	4,503	10,759
Interest rate swap contracts, at market value*****	—	—	—	—
Credit default swap contracts, at market value****	—	—	—	—

Total liabilities	301,718	460,088	6,732	14,008

Net Assets	$4,474,636	$4,236,285	$94,480	$149,689

See accompanying notes which are an integral part of the financial statements.

286	Statements of Assets and Liabilities

Russell U.S. Small & Mid Cap Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund

$1,625,771	$4,280,979	$1,005,066	$1,049,653
1,705,337	4,495,071	1,072,638	1,331,231
—	39	—	606
10,500	38,585	6,800	15,577
—	6,430	327	3,249
—	23,348	905	1,402

676	8,069	1,370	1,508
2	9	1	1
20,029	55,276	10,681	7,577
2,550	7,195	1,357	2,711
—	745	155	92
—	—	—	—
—	—	—	—
—	1,036	111	—
—	—	—	7
41	22	10	23
—	—	—	—
—	—	—	—

1,739,135	4,635,825	1,094,355	1,363,984

—	—	—	—
—	—	—	—
23,001	43,963	9,898	9,826
1,480	3,502	907	3,777
1,079	3,204	932	1,487
109	282	66	138
1,687	6,721	1,074	345
—	—	—	—
—	183	382	1,573
—	—	—	—
—	4,025	935	—
—	10,462	269	394
—	—	—	583
—	—	—	—
—	—	—	—
350,277	335,052	117,408	127,854
—	—	—	—
—	—	—	—

377,633	407,394	131,871	145,977

$1,361,502	$4,228,431	$962,484	$1,218,007

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	287

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities, continued — October 31, 2009

Amounts in thousands	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,388	$2,677	$72	$24
Accumulated net realized gain (loss)	(1,549,884)	(1,501,722)	(46,363)	(139,949)
Unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. Funds - net of deferred tax liability for foreign capital gains taxes)	273,206	77,530	9,729	7,676
Futures contracts	277	(498)	(39)	(179)
Options written	—	—	—	—
Credit default swaps	—	—	—	—
Index swaps contracts	—	—	—	—
Interest rate swap contracts	—	—	—	—
Securities sold short	—	(16,807)	—	—
Investments matured	—	—	—	—
Foreign currency-related transactions	—	—	—	—
Other investments	—	—	—	—
Shares of beneficial interest	1,970	1,768	144	228
Additional paid-in capital	5,747,679	5,673,337	130,937	281,889

Net Assets	$4,474,636	$4,236,285	$94,480	$149,689

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A********	$22.76	$23.94	$—	$—
Maximum offering price per share (Net asset value plus sales charge of 5.75%*********): Class A	$24.14	$25.41	$—	$—
Class A—Net assets	$20,848,794	$17,521,796	$—	$—
Class A—Shares outstanding ($.01 par value)	916,198	731,773	—	—
Net asset value per share: Class C********	$22.69	$23.89	$5.96	$6.43
Class C—Net assets	$82,017,411	$71,300,953	$5,769,500	$10,593,396
Class C—Shares outstanding ($.01 par value)	3,615,267	2,984,314	968,729	1,648,565
Net asset value per share: Class E********	$22.73	$23.92	$6.43	$6.58
Class E—Net assets	$94,835,286	$79,008,137	$5,380,540	$5,281,789
Class E—Shares outstanding ($.01 par value)	4,172,760	3,302,370	837,298	802,310
Net asset value per share: Class I********	$22.72	$23.95	$6.62	$6.60
Class I—Net assets	$809,999,339	$736,766,935	$49,355,064	$44,599,820
Class I—Shares outstanding ($.01 par value)	35,645,100	30,761,519	7,451,512	6,755,577
Net asset value per share: Class S********	$22.72	$23.96	$6.56	$6.58
Class S—Net assets	$1,418,554,711	$1,356,163,084	$33,974,664	$89,213,528
Class S—Shares outstanding ($.01 par value)	62,432,786	56,596,208	5,177,751	13,548,547
Net asset value per share: Class Y********	$22.71	$23.96	$—	$—
Class Y—Net assets	$2,048,379,998	$1,975,524,592	$—	$—
Class Y—Shares outstanding ($.01 par value)	90,206,345	82,467,998	—	—
Amounts in thousands
* Foreign currency holdings - cost	$—	$—	$—	$—
** Premiums received on options written	$—	$—	$—	$—
*** Securities on loan included in investments	$208,770	$—	$4,264	$10,116
**** Credit default swap contracts - premiums paid (received)	$—	$—	$—	$—
***** Interest rate swap contracts - premiums paid (received)	$—	$—	$—	$—
****** Investments matured - cost	$—	$—	$—	$—
******* Proceeds on securities sold short	$—	$353,497	$—	$—
******** Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

288	Statements of Assets and Liabilities

Russell U.S. Small & Mid CapFund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund

$5,640	$117,139	$9,348	$707
(685,825)	(1,435,925)	(412,765)	(151,813)

79,566	213,909	67,190	280,005
(3,261)	(10,420)	(1,267)	(1,215)
—	—	—	—
—	—	—	—
—	—	—	(583)
—	—	—	—
—	—	—	—
—	—	—	—
—	12,913	605	1,334
—	—	—	7
831	1,450	1,315	738
1,964,551	5,329,365	1,298,058	1,088,827

$1,361,502	$4,228,431	$962,484	$1,218,007

$16.28	$29.09	$7.29	$16.44
$17.28	$30.86	$7.74	$17.44
$9,278,114	$20,212,158	$4,612,436	$11,624,387
569,844	694,813	632,391	707,282
$16.18	$28.83	$7.26	$15.53
$30,344,928	$77,071,787	$8,671,710	$34,285,913
1,875,428	2,673,141	1,193,851	2,207,091
$16.32	$29.12	$7.30	$16.47
$33,922,534	$88,476,381	$14,492,443	$28,078,109
2,078,816	3,038,369	1,984,818	1,705,056
$16.43	$29.16	$—	$—
$211,298,545	$905,417,749	$—	$—
12,857,167	31,045,075	—	—
$16.39	$29.13	$7.32	$16.52
$530,812,211	$1,348,135,483	$426,936,241	$788,454,624
32,393,403	46,287,845	58,343,860	47,722,657
$16.39	$29.18	$7.32	$16.55
$545,845,426	$1,789,117,651	$507,771,647	$355,563,581
33,300,213	61,304,947	69,325,224	21,484,563

$—	$6,444	$327	$3,307
$—	$—	$—	$—
$333,247	$312,922	$110,137	$120,082
$—	$—	$—	$—
$—	$—	$—	$—
$—	$—	$—	$—
$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	289

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities, continued — October 31, 2009

Amounts in thousands	Russell Tax- Managed U.S. Large Cap Fund	Russell Tax-Managed U.S. Mid & Small Cap Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund

Assets
Investments, at identified cost	$305,964	$161,829	$8,490,268	$1,186,825
Investments, at market***	351,977	168,968	8,109,704	1,156,868
Cash	—	—	—	—
Cash (restricted)	3,900	1,100	13,917	4,327
Foreign currency holdings*	—	—	5,247	854
Unrealized appreciation on foreign currency exchange contracts	—	—	4,391	154
Receivables:
Dividends and interest	298	25	51,466	7,042
Dividends from affiliated Russell money market funds	1	—	28	3
Investments sold	3,116	751	925,509	70,448
Fund shares sold	696	227	19,334	521
Foreign taxes recoverable	—	—	—	—
From affiliates	—	—	—	—
Investments matured******	—	—	1,669	409
Daily variation margin on futures contracts	—	—	35,106	478
Other receivable	—	—	1,714	—
Prepaid expenses	2	—	3	1
Interest rate swap contracts, at market value*****	—	—	29,265	1,609
Credit default swap contracts, at market value****	—	—	11,241	2,683

Total assets	359,990	171,071	9,208,594	1,245,397

Liabilities
Payables:
Due to Custodian	—	—	18,185	132
Due to Broker	—	8	22,297	1,520
Investments purchased	2,035	753	1,481,486	203,996
Fund shares redeemed	334	260	6,429	2,072
Accrued fees to affiliates	269	143	3,446	326
Other accrued expenses	54	45	635	157
Daily variation margin on futures contracts	558	180	12,390	107
Dividends for securities sold short	—	—	—	—
Deferred tax liability	—	—	—	—
Income distribution	—	—	—	—
Other payable	—	—	23,870	3,801
Unrealized depreciation on foreign currency exchange contracts	—	—	5,844	81
Unrealized depreciation on index swaps	—	—	—	—
Options written, at market value**	—	—	1,613	377
Securities sold short at market value*******	—	—	—	—
Payable upon return of securities loaned	15,295	40,053	289,838	67,976
Interest rate swap contracts, at market value*****	—	—	6,058	318
Credit default swap contracts, at market value****	—	—	34,640	5,151

Total liabilities	18,545	41,442	1,906,731	286,014

Net Assets	$341,445	$129,629	$7,301,863	$959,383

See accompanying notes which are an integral part of the financial statements.

290	Statements of Assets and Liabilities

Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Real Estate Securities Fund	Russell Money Market Fund

$587,324	$445,419	$1,922,787	$2,570,360
593,915	457,617	2,153,133	2,570,360	**********
13	—	—	366
361	—	—	—
598	—	62	—
87	—	—	—

3,067	5,817	1,507	175
2	1	2	—
108,725	—	19,259	7,703
4,666	1,438	3,561	1
—	—	—	—
—	—	—	—
—	—	—	—
301	—	—	—
17	—	—	—
25	11	35	2
2,583	—	—	—
247	—	—	—

714,607	464,884	2,177,559	2,578,607

—	—	—	—
2,370	—	—	—
118,787	3,531	17,977	—
2,141	1,302	9,122	38
325	199	1,463	272
93	69	88	523
133	—	—	—
—	—	—	—
—	—	—	—
—	—	—	134
67	—	—	—
212	—	—	—
—	—	—	—
273	—	—	—
—	—	—	—
—	—	485,346	—
13	—	—	—
146	—	—	—

124,560	5,101	513,996	967

$590,047	$459,783	$1,663,563	$2,577,640

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	291

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities, continued — October 31, 2009

Amounts in thousands	Russell Tax- Managed U.S. Large Cap Fund	Russell Tax-Managed U.S. Mid & Small Cap Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,724	$—	$31,921	$5,025
Accumulated net realized gain (loss)	(146,763)	(35,956)	(56,654)	(509)
Unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. funds - net of deferred tax liability of foreign capital gains taxes)	46,013	7,139	(380,564)	(29,957)
Futures contracts	(194)	(339)	22,261	3,697
Options written	—	—	2,694	276
Credit default swaps	—	—	(6,748)	(859)
Index swaps contracts	—	—	—	—
Interest rate swap contracts	—	—	10,288	777
Securities sold short	—	—	—	—
Investments matured	—	—	(8,931)	(2,191)
Foreign currency-related transactions	—	—	(779)	77
Other investments	—	—	1,714	—
Shares of beneficial interest	219	123	7,077	449
Additional paid-in capital	440,446	158,662	7,679,584	982,598

Net Assets	$341,445	$129,629	$7,301,863	$959,383

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A********	$—	$—	$10.37	$—
Maximum offering price per share (Net asset value plus sales charge of 5.75%*********): Class A	$—	$—	$10.77	$—
Class A—Net assets	$—	$—	$40,181,185	$—
Class A—Shares outstanding ($.01 par value)	—	—	3,875,064	—
Net asset value per share: Class C********	$15.16	$9.62	$10.37	$21.31
Class C—Net assets	$12,382,311	$7,033,185	$108,353,460	$34,706,034
Class C—Shares outstanding ($.01 par value)	816,770	731,064	10,451,085	1,628,738
Net asset value per share: Class E********	$15.54	$10.38	$10.31	$21.38
Class E—Net assets	$14,488,064	$2,793,733	$146,696,061	$43,413,449
Class E—Shares outstanding ($.01 par value)	932,043	269,242	14,231,769	2,030,248
Net asset value per share: Class I********	$—	$—	$10.28	$21.39
Class I—Net assets	$—	$—	$1,306,501,614	$392,070,270
Class I—Shares outstanding ($.01 par value)	—	—	127,120,590	18,331,150
Net asset value per share: Class S********	$15.61	$10.58	$10.39	$21.38
Class S—Net assets	$314,574,285	$119,802,407	$2,173,608,582	$125,050,541
Class S—Shares outstanding ($.01 par value)	20,152,965	11,324,629	209,231,334	5,849,624
Net asset value per share: Class Y********	$—	$—	$10.29	$21.40
Class Y—Net assets	$—	$—	$3,526,521,933	$364,142,380
Class Y—Shares outstanding ($.01 par value)	—	—	342,779,602	17,014,905
Amounts in thousands
* Foreign currency holdings - cost	$—	$—	$5,328	$853
** Premiums received on options written	$—	$—	$4,307	$653
*** Securities on loan included in investments	$14,516	$37,970	$284,840	$66,896
**** Credit default swap contracts - premiums paid (received)	$—	$—	$(16,651)	$(1,609)
***** Interest rate swap contracts - premiums paid (received)	$—	$—	$12,919	$514
****** Investments matured - cost	$—	$—	$(10,600)	$2,600
******* Proceeds on securities sold short	$—	$—	$—	$—
******** Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
********* Russell Strategic Bond and Russell Short Duration Bond Funds’ maximum sale charge is 3.75%.
********** Russell Money Market Fund investments at amortized cost which approximates value.

See accompanying notes which are an integral part of the financial statements.

292	Statements of Assets and Liabilities

Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Real Estate Securities Fund	Russell Money Market Fund

$3,115	$1,305	$1,593	$36
(24,590)	(5,973)	(564,068)	(1,174)

6,591	12,198	230,346	—
856	—	—	—
107	—	—	—
28	—	—	—
—	—	—	—
2,165	—	—	—
—	—	—	—
—	—	—	—
(121)	—	(5)	—
17	—	—	—
313	210	623	25,789
601,566	452,043	1,995,074	2,552,989

$590,047	$459,783	$1,663,563	$2,577,640

$18.86	$—	$26.38	$1.00
$19.59	$—	$27.99	$1.00
$13,815,139	$—	$16,369,706	$166,150,274
732,642	—	620,544	166,262,069
$18.79	$21.87	$25.85	$—
$49,381,144	$24,393,227	$45,163,237	$—
2,627,489	1,115,465	1,747,103	—
$18.89	$21.94	$26.38	$—
$17,873,561	$23,433,911	$36,262,442	$—
946,252	1,068,166	1,374,394	—
$—	$—	$—	$—
$—	$—	$—	$—
—	—	—	—
$18.86	$21.91	$26.76	$1.00
$354,384,014	$411,955,398	$1,013,786,676	$2,411,489,904
18,791,727	18,805,585	37,891,318	2,412,597,254
$18.86	$—	$26.75	$—
$154,592,984	$—	$551,981,037	$—
8,196,336	—	20,632,246	—

$598	$—	$64	$—
$380	$—	$—	$—
$—	$—	$463,889	$—
$73	$—	$—	$—
$405	$—	$—	$—
$—	$—	$—	$—
$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	293

Russell Investment Company

Russell Funds

Statements of Operations — For the Period Ended October 31, 2009

Amounts in thousands	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund

Investment Income
Dividends	$73,607	$94,222
Dividends from affiliated Russell money market funds	929	591
Interest	—	20
Securities lending income	1,872	398
Less foreign taxes withheld	—	—

Total investment income	76,408	95,231

Expenses
Advisory fees	21,672	20,791
Administrative fees	1,970	1,890
Custodian fees	536	503
Distribution fees - Class A	44	37
Distribution fees - Class C	569	516
Transfer agent fees - Class A	32	27
Transfer agent fees - Class C	135	124
Transfer agent fees - Class E	158	144
Transfer agent fees - Class I	720	684
Transfer agent fees - Class S	2,148	2,077
Transfer agent fees - Class Y	80	78
Professional fees	190	212
Registration fees	236	174
Shareholder servicing fees - Class C	189	172
Shareholder servicing fees - Class E	221	200
Trustees’ fees	105	102
Printing fees	348	362
Dividends paid on securities sold short	—	5,612
Interest expense paid on securities sold short	—	3,475
Miscellaneous	87	90
U.S. Treasury Guarantee Program fees	—	—

Expenses before reductions	29,440	37,270
Expense reductions	(499)	(461)

Net expenses	28,941	36,809

Net investment income (loss)	47,467	58,422

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (Russell non-U.S. funds - net of deferred tax liability for foreign capital gains taxes)	(928,341)	(1,263,973)
Settlement of credit support agreement	—	—
Futures contracts	(62,458)	(18,061)
Options written	—	—
Credit default swap contracts	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Securities sold short	—	150,350
Foreign currency-related transactions	1	—

Net realized gain (loss)	(990,798)	(1,131,684)

Net change in unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. Funds - net of deferred tax liability for foreign capital gains taxes)	1,278,804	1,577,047
Futures contracts	73,939	41,942
Options written	—	—
Credit default swap contracts	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Securities sold short	—	(218,298)
Investments matured	—	—
Foreign currency-related transactions	—	—
Capital support agreement from affiliate	—	—
Other investments	—	—

Net change in unrealized appreciation (depreciation)	1,352,743	1,400,691

Net realized and unrealized gain (loss)	361,945	269,007

Net Increase (Decrease) in Net Assets from Operations	$409,412	$327,429

See accompanying notes which are an integral part of the financial statements.

294	Statements of Operations

Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Small & Mid Cap Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund

$1,138	$3,374	$17,752	$112,676	$22,941	$25,098
24	34	358	1,218	212	217
—	—	4	30	14	54
165	218	2,493	5,491	986	1,183
—	—	—	(9,894)	(902)	(2,417)

1,327	3,626	20,607	109,521	23,251	24,135

783	1,040	8,573	25,925	7,744	11,327
49	74	612	1,851	408	492
104	83	275	1,437	396	1,223
—	—	19	41	8	21
40	70	212	522	56	198
—	—	14	29	6	15
9	17	50	127	14	47
9	10	64	153	21	38
48	44	208	814	—	—
66	157	806	1,993	613	1,087
—	—	22	71	20	14
42	65	113	222	85	170
—	—	148	236	103	60
13	23	71	174	19	66
12	14	90	211	29	54
3	11	33	99	22	26
3	6	104	326	57	44
—	—	—	—	—	—
—	—	—	—	—	—
5	1	35	244	26	14
—	—	—	—	—	—

1,186	1,615	11,449	34,475	9,627	14,896
(100)	(1)	(53)	(529)	(4)	(5)

1,086	1,614	11,396	33,946	9,623	14,891

241	2,012	9,211	75,575	13,628	9,244

(22,208)	(55,986)	(370,664)	(731,832)	(196,268)	(158,283)
—	—	—	—	—	—
316	(205)	(15,005)	(8,876)	(10,680)	27,370
—	—	—	407	—	(1,883)
—	—	—	—	—	—
—	—	—	—	—	4,396
—	—	—	—	—	—
—	—	—	—	—	—
—	—	5	716	(421)	(6,044)

(21,892)	(56,191)	(385,664)	(739,585)	(207,369)	(134,444)

35,621	68,480	472,507	1,358,868	355,062	620,304
520	682	20,001	62,878	11,176	(4,237)
—	—	—	—	—	4,910
—	—	—	—	—	—
—	—	—	—	—	(583)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	44,380	3,718	12,456
—	—	—	—	—	—
—	—	—	—	—	7

36,141	69,162	492,508	1,466,126	369,956	632,857

14,249	12,971	106,844	726,541	162,587	498,413

$14,490	$14,983	$116,055	$802,116	$176,215	$507,657

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	295

Russell Investment Company

Russell Funds

Statements of Operations, continued — For the Period Ended October 31, 2009

Amounts in thousands	Russell Tax- Managed U.S. Large Cap Fund	Russell Tax- Managed U.S. Mid & Small Cap Fund

Investment Income
Dividends	$5,576	$1,364
Dividends from affiliated Russell money market funds	55	30
Interest	1	1
Securities lending income	354	468
Less foreign taxes withheld	—	—

Total investment income	5,986	1,863

Expenses
Advisory fees	2,151	1,210
Administrative fees	154	62
Custodian fees	85	90
Distribution fees - Class A	—	—
Distribution fees - Class C	80	52
Transfer agent fees - Class A	—	—
Transfer agent fees - Class C	19	12
Transfer agent fees - Class E	22	4
Transfer agent fees - Class I	—	—
Transfer agent fees - Class S	509	204
Transfer agent fees - Class Y	—	—
Professional fees	49	44
Registration fees	68	46
Shareholder servicing fees - Class C	27	17
Shareholder servicing fees - Class E	31	6
Trustees’ fees	8	4
Printing fees	4	3
Dividends paid on securities sold short	—	—
Interest expense paid on securities sold short	—	—
Miscellaneous	9	5
US Treasury Guarantee Program fees	—	—

Expenses before reductions	3,216	1,759
Expense reductions	(246)	(178)

Net expenses	2,970	1,581

Net investment income (loss)	3,016	282

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (Russell non-U.S. Funds - net of deferred tax liability for foreign capital gains taxes)	(46,083)	(21,851)
Settlement of credit support agreement	—	—
Futures contracts	2,724	1,246
Options written	—	—
Credit default swap contracts	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Securities sold short	—	—
Foreign currency-related transactions	—	—

Net realized gain (loss)	(43,359)	(20,605)

Net change in unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. Funds - net of deferred tax liability for foreign capital gains taxes)	76,988	31,804
Futures contracts	(976)	(632)
Options written	—	—
Credit default swap contracts	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Securities sold short	—	—
Investments matured	—	—
Foreign currency-related transactions	—	—
Capital support agreement from affiliate	—	—
Other investments	—	—

Net change in unrealized appreciation (depreciation)	76,012	31,172

Net realized and unrealized gain (loss)	32,653	10,567

Net Increase (Decrease) in Net Assets from Operations	$35,669	$10,849

See accompanying notes which are an integral part of the financial statements.

296	Statements of Operations

Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Real Estate Securities Fund	Russell Money Market Fund

$236	$539	$107	$—	$61,476	$—
2,217	392	145	55	216	—
373,999	48,149	20,005	16,331	—	33,628
1,561	490	52	—	2,185	—
—	—	—	—	—	—

378,013	49,570	20,309	16,386	63,877	33,628

31,814	2,518	1,985	1,217	10,835	8,828
3,181	504	221	203	677	2,207
1,513	388	223	82	440	653
73	—	24	—	33	232
724	236	202	145	291	—
52	—	17	—	24	548
173	57	48	35	70	—
231	78	25	36	55	—
1,201	377	—	—	—	—
3,300	221	492	658	1,425	7,392
133	19	5	—	21	—
489	122	96	31	97	648
147	83	96	64	89	27
241	79	67	49	97	—
324	107	36	49	76	—
172	28	12	11	35	113
638	51	24	22	76	318
—	—	—	—	—	—
—	—	—	—	—	—
147	43	44	12	32	104
—	—	—	—	—	3,547

44,553	4,911	3,617	2,614	14,373	24,617
(6,531)	(246)	(259)	(324)	—	(14,325)

38,022	4,665	3,358	2,290	14,373	10,292

339,991	44,905	16,951	14,096	49,504	23,336

(117,927)	11,109	(8,081)	217	(382,481)	(86,223)
—	—	—	—	—	336,774
112,411	12,340	3,551	—	—	—
(18,402)	1,744	(3,869)	—	—	—
(10,437)	2,330	(404)	—	—	—
—	—	—	—	—	—
5,616	(8,068)	(153)	—	—	—
—	—	—	—	—	—
(12,009)	960	(5)	—	(17)	—

(40,748)	20,415	(8,961)	217	(382,498)	250,551

809,204	115,385	47,445	25,208	451,443	106,547
(583)	(4,262)	(1,448)	—	—	—
1,799	175	(339)	—	—	—
17,705	17	2,211	—	—	—
—	—	—	—	—	—
10,810	3,292	2,546	—	—	—
—	—	—	—	—	—
(8,931)	(2,191)	—	—	—	—
(5,997)	(809)	(372)	—	(7)	—
—	—	—	—	—	(355,412)
1,714	—	17	—	—	—

825,721	111,607	50,060	25,208	451,436	(248,865)

784,973	132,022	41,099	25,425	68,938	1,686

$1,124,964	$176,927	$58,050	$39,521	$118,442	$25,022

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	297

Russell Investment Company

Russell Funds

Statements of Changes in Net Assets — For the Periods Ended October 31,

	Russell U.S. Core Equity Fund		Russell U.S. Quantitative Equity Fund
Amounts in thousands	2009	2008	2009	2008

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$47,467	$29,885	$58,422	$21,290
Net realized gain (loss)	(990,798)	(369,280)	(1,131,684)	(164,525)
Net change in unrealized appreciation (depreciation)	1,352,743	(1,473,111)	1,400,691	(1,494,745)

Net increase (decrease) in net assets from operations	409,412	(1,812,506)	327,429	(1,637,980)

Distributions
From net investment income
Class A	(172)	(16)	(173)	(15)
Class C	(250)	(32)	(285)	(66)
Class E	(936)	(774)	(1,020)	(671)
Class I	(9,667)	(16,483)	(10,431)	(13,808)
Class S	(14,148)	(1,275)	(16,261)	(1,372)
Class Y	(24,766)	(8,895)	(27,712)	(6,341)
From net realized gain
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	(5,138)	—	(6,616)
Class I	—	(106,920)	—	(118,102)
Class S	—	—	—	—
Class Y	—	(46,131)	—	(32,896)
Return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—
Class Y	—	—	—	—

Net decrease in net assets from distributions	(49,939)	(185,664)	(55,882)	(179,887)

Share Transactions
Net increase (decrease) in net assets from share transactions	(130,854)	4,222,471	(162,007)	4,141,934

Total Net Increase (Decrease) in Net Assets	228,619	2,224,301	109,540	2,324,067

Net Assets
Beginning of period	4,246,017	2,021,716	4,126,745	1,802,678

End of period	$4,474,636	$4,246,017	$4,236,285	$4,126,745

Undistributed (overdistributed) net investment income included in net assets	$1,388	$3,860	$2,677	$—

See accompanying notes which are an integral part of the financial statements.

298	Statements of Changes in Net Assets

Russell U.S. Growth Fund		Russell U.S. Value Fund		Russell U.S. Small & Mid Cap Fund
2009	2008	2009	2008	2009	2008

$241	$301	$2,012	$4,996	$9,211	$5,266
(21,892)	(22,765)	(56,191)	(80,180)	(385,664)	(166,651)
36,141	(62,357)	69,162	(103,624)	492,508	(485,590)

14,490	(84,821)	14,983	(178,808)	116,055	(646,975)

—	—	—	—	(30)	—
—	—	(56)	(114)	(36)	—
(5)	—	(67)	(155)	(92)	(249)
(336)	—	(696)	(1,672)	(942)	(3,982)
(129)	—	(1,317)	(3,175)	(2,029)	—
—	—	—	—	(2,703)	(1,043)

—	—	—	—	—	—
—	(515)	—	(3,872)	—	—
—	(323)	—	(1,962)	—	(6,217)
—	(4,846)	—	(19,387)	—	(69,029)
—	(3,359)	—	(40,157)	—	—
—	—	—	—	—	(14,095)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(470)	(9,043)	(2,136)	(70,494)	(5,832)	(94,615)

(33,982)	(3,953)	(47,365)	(16,846)	(66,590)	1,446,973

(19,962)	(97,817)	(34,518)	(266,148)	43,633	705,383

114,442	212,259	184,207	450,355	1,317,869	612,486

$94,480	$114,442	$149,689	$184,207	$1,361,502	$1,317,869

$72	$301	$24	$147	$5,640	$2,257

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	299

Russell Investment Company

Russell Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	Russell International Developed Markets Fund		Russell Global Equity Fund
Amounts in thousands	2009	2008	2009	2008

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$75,575	$49,640	$13,628	$11,419
Net realized gain (loss)	(739,585)	(558,025)	(207,369)	(200,212)
Net change in unrealized appreciation (depreciation)	1,466,126	(1,503,838)	369,956	(415,008)

Net increase (decrease) in net assets from operations	802,116	(2,012,223)	176,215	(603,801)

Distributions
From net investment income
Class A	—	—	(59)	(30)
Class C	—	—	(14)	(64)
Class E	—	(1,775)	(120)	(148)
Class I	—	(45,917)	—	—
Class S	—	—	(4,698)	(13,124)
Class Y	—	(10,245)	(7,130)	—
From net realized gain
Class A	—	—	—	(51)
Class C	—	—	—	(196)
Class E	—	(10,099)	—	(267)
Class I	—	(246,649)	—	—
Class S	—	—	—	(19,733)
Class Y	—	(51,323)	—	—
Return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	(1,120)	—	—
Class I	—	(29,026)	—	—
Class S	—	—	—	—
Class Y	—	(6,463)	—	—

Net decrease in net assets from distributions	—	(402,617)	(12,021)	(33,613)

Share Transactions
Net increase (decrease) in net assets from share transactions	(312,657)	3,940,041	5,845	272,787

Total Net Increase (Decrease) in Net Assets	489,459	1,525,201	170,039	(364,627)

Net Assets
Beginning of period	3,738,972	2,213,771	792,445	1,157,072

End of period	$4,228,431	$3,738,972	$962,484	$792,445

Undistributed (overdistributed) net investment income included in net assets	$117,139	$14,434	$9,348	$7,238

See accompanying notes which are an integral part of the financial statements.

300	Statements of Changes in Net Assets

Russell Emerging Markets Fund		Russell Tax-Managed Large Cap Fund		Russell Tax-Managed Mid & Small Cap Fund
2009	2008	2009	2008	2009	2008

$9,244	$31,295	$3,016	$4,854	$282	$752
(134,444)	21,831	(43,359)	(54,961)	(20,605)	(14,261)
632,857	(1,118,139)	76,012	(201,917)	31,172	(83,786)

507,657	(1,065,013)	35,669	(252,024)	10,849	(97,295)

—	(235)	—	—	—	—
—	(955)	(11)	—	—	—
—	(806)	(138)	(82)	(14)	—
—	—	—	—	—	—
—	(37,200)	(4,396)	(4,030)	(1,096)	(94)
—	—	—	—	—	—

(346)	(1,939)	—	—	—	—
(1,147)	(11,713)	—	—	—	(1,169)
(829)	(7,102)	—	—	—	(276)
—	—	—	—	—	—
(23,557)	(300,166)	—	—	—	(19,428)
(14,874)	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(40,753)	(360,116)	(4,545)	(4,112)	(1,110)	(20,967)

(125,175)	428,859	(47,316)	3,052	(34,372)	(11,025)

341,729	(996,270)	(16,192)	(253,084)	(24,633)	(129,287)

876,278	1,872,548	357,637	610,721	154,262	283,549

$1,218,007	$876,278	$341,445	$357,637	$129,629	$154,262

$707	$(3,418)	$1,724	$3,254	$—	$723

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	301

Russell Investment Company

Russell Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	Russell Strategic Bond Fund		Russell Investment Grade Bond Fund
Amounts in thousands	2009	2008	2009	2008

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$339,991	$119,425	$44,905	$65,970
Net realized gain (loss)	(40,748)	43,062	20,415	15,158
Net change in unrealized appreciation (depreciation)	825,721	(659,832)	111,607	(139,768)

Net increase (decrease) in net assets from operations	1,124,964	(497,345)	176,927	(58,640)

Distributions
From net investment income
Class A	(1,433)	(49)	—	—
Class C	(4,137)	(196)	(1,112)	(1,370)
Class E	(6,700)	(1,684)	(1,768)	(2,827)
Class I	(66,042)	(79,819)	(16,415)	(27,909)
Class S	(97,075)	(4,000)	(5,182)	(8,764)
Class Y	(165,478)	(16,948)	(18,920)	(28,345)
From net realized gain
Class A	(109)	—	—	—
Class C	(410)	—	—	—
Class E	(603)	—	—	—
Class I	(5,577)	—	—	—
Class S	(8,216)	—	—	—
Class Y	(13,184)	—	—	—
Return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—
Class Y	—	—	—	—

Net decrease in net assets from distributions	(368,964)	(102,696)	(43,397)	(69,215)

Share Transactions
Net increase (decrease) in net assets from share transactions	(122,243)	5,699,545	(272,126)	(389,847)

Total Net Increase (Decrease) in Net Assets	633,757	5,099,504	(138,596)	(517,702)

Net Assets
Beginning of period	6,668,106	1,568,602	1,097,979	1,615,681

End of period	$7,301,863	$6,668,106	$959,383	$1,097,979

Undistributed (overdistributed) net investment income included in net assets	$31,921	$35,796	$5,025	$3,669

See accompanying notes which are an integral part of the financial statements.

302	Statements of Changes in Net Assets

Russell Short Duration Bond Fund		Russell Tax Exempt Bond Fund		Russell Real Estate Securities Fund		Russell Money Market Fund
2009	2008	2009	2008	2009	2008	2009	2008

$16,951	$18,337	$14,096	$14,223	$49,504	$45,686	$23,336	$238,814
(8,961)	4,776	217	(4,001)	(382,498)	(163,051)	250,551	(251,614)
50,060	(40,228)	25,208	(12,972)	451,436	(810,817)	(248,865)	248,865

58,050	(17,115)	39,521	(2,750)	118,442	(928,182)	25,022	236,065

(346)	(161)	—	—	(431)	(427)	(1,593)	(16,294)
(747)	(637)	(493)	(412)	(1,011)	(990)	—	—
(484)	(687)	(648)	(668)	(1,029)	(955)	—	—
—	—	—	—	—	—	—	—
(10,265)	(16,008)	(12,892)	(13,084)	(27,630)	(40,325)	(21,732)	(222,520)
(4,425)	(1,381)	—	—	(18,678)	(3,810)	—	—

—	—	—	—	—	(1,778)	—	—
—	—	—	—	—	(10,592)	—	—
—	—	—	—	—	(5,508)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	(232,515)	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	(35)	—	—
—	—	—	—	—	(85)	—	—
—	—	—	—	—	(75)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	(3,070)	—	—
—	—	—	—	—	(343)	—	—

(16,267)	(18,874)	(14,033)	(14,164)	(48,779)	(300,508)	(23,325)	(238,814)

163,625	(49,606)	32,625	50,145	138,859	399,017	(2,713,533)	(429,063)

205,408	(85,595)	58,113	33,231	208,522	(829,673)	(2,711,836)	(431,812)

384,639	470,234	401,670	368,439	1,455,041	2,284,714	5,289,476	5,721,288

$590,047	$384,639	$459,783	$401,670	$1,663,563	$1,455,041	$2,577,640	$5,289,476

$3,115	$2,247	$1,305	$1,242	$1,593	$(54)	$36	$25

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	303

Russell Investment Company

Russell Funds

Statement of Cash Flows — For the Period Ended October 31, 2009

Amounts in thousands	Russell U.S. Quantitative Equity Fund*

Increase (Decrease) in Cash

Cash Flows from Operating Activities
Net increase in net assets from operations	$327,429
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities
Purchase of investment securities	(5,172,904)
Proceeds from disposition of investment securities	5,357,189
Purchase of short-term investment securities, net	(144,175)
Increase in cash collateral for futures contracts	(29,000)
Decrease in collateral for securities loaned	101,018
Decrease in receivables for dividends and interest	1,257
Increase in receivables for investments sold	(47,279)
Decrease in receivables for daily variation margin on futures contracts	2,021
Increase in prepaid expenses	(273)
Increase in payables for investments purchased	51,641
Increase in payables for accrued fees to affiliates	52
Decrease in payables for other accrued expenses	(65)
Increase in payables for dividends from securities sold short	42
Increase in payables for daily variation margin on futures contracts	5,726
Decrease in payables upon return of securities loaned	(101,018)
Change in unrealized depreciation on securities on investments	(1,400,691)
Net realized loss on investments	1,131,684

Net cash provided by operating activities	82,654

Cash Flows from Financing Activities
Proceeds from shares sold	775,730
Payments for shares redeemed	(992,219)
Cash distributions paid	(2,265)

Net cash used in financing activities	(218,754)

Net decrease in cash	(136,100)

Cash
Beginning balance	136,100

Ending balance	$—

Noncash	financing activities not included herein consist of reinvestments of distributions of $53,617.

*	The Russell U.S. Quantitative Equity Fund is the only fund presented herein required to present a Statement of Cash Flows.

See accompanying notes which are an integral part of the financial statements.

304	Statement of Cash Flows

(This page intentionally left blank)

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Core Equity Fund
Class A
October 31, 2009	20.73	.17		2.05	2.22	(.19)	—	—
October 31, 2008(5)	28.57	.03		(7.85)	(7.82)	(.02)	—	—
Class C
October 31, 2009	20.71	.03		2.01	2.04	(.06)	—	—
October 31, 2008(5)	28.57	—	(d)	(7.85)	(7.85)	(.01)	—	—
Class E
October 31, 2009	20.73	.20		2.01	2.21	(.21)	—	—
October 31, 2008	38.09	.31		(14.35)	(14.04)	(.35)	(2.97)	—
October 31, 2007	33.51	.29		6.08	6.37	(.28)	(1.51)	—
October 31, 2006	30.81	.25		3.96	4.21	(.24)	(1.27)	—
October 31, 2005	27.56	.25		3.24	3.49	(.24)	—	—
Class I
October 31, 2009	20.73	.25		2.00	2.25	(.26)	—	—
October 31, 2008	38.08	.41		(14.37)	(13.96)	(.42)	(2.97)	—
October 31, 2007	33.49	.37		6.10	6.47	(.37)	(1.51)	—
October 31, 2006	30.79	.32		3.96	4.28	(.31)	(1.27)	—
October 31, 2005	27.54	.32		3.24	3.56	(.31)	—	—
Class S
October 31, 2009	20.72	.22		2.01	2.23	(.23)	—	—
October 31, 2008(5)	28.56	.05		(7.87)	(7.82)	(.02)	—	—
Class Y
October 31, 2009	20.71	.25		2.02	2.27	(.27)	—	—
October 31, 2008	38.07	.37		(14.33)	(13.96)	(.43)	(2.97)	—
October 31, 2007	33.49	.39		6.09	6.48	(.39)	(1.51)	—
October 31, 2006	30.77	.34		3.98	4.32	(.33)	(1.27)	—
October 31, 2005	27.53	.31		3.26	3.57	(.33)	—	—
Russell U.S. Quantitative Equity Fund
Class A
October 31, 2009	22.26	.25		1.68	1.93	(.25)	—	—
October 31, 2008(5)	30.15	.01		(7.88)	(7.87)	(.02)	—	—
Class C
October 31, 2009	22.23	.10		1.64	1.74	(.08)	—	—
October 31, 2008(5)	30.15	(.02)		(7.89)	(7.91)	(.01)	—	—
Class E
October 31, 2009	22.26	.28		1.65	1.93	(.27)	—	—
October 31, 2008	40.29	.29		(14.34)	(14.05)	(.26)	(3.72)	—
October 31, 2007	39.35	.31		3.80	4.11	(.33)	(2.84)	—
October 31, 2006	35.20	.35		5.02	5.37	(.35)	(.87)	—
October 31, 2005	32.32	.35		2.88	3.23	(.35)	—	—
Class I
October 31, 2009	22.29	.34		1.64	1.98	(.32)	—	—
October 31, 2008	40.30	.38		(14.35)	(13.97)	(.32)	(3.72)	—
October 31, 2007	39.36	.40		3.81	4.21	(.43)	(2.84)	—
October 31, 2006	35.20	.44		5.03	5.47	(.44)	(.87)	—
October 31, 2005	32.32	.44		2.88	3.32	(.44)	—	—
Class S
October 31, 2009	22.30	.31		1.65	1.96	(.30)	—	—
October 31, 2008(5)	30.18	.02		(7.88)	(7.86)	(.02)	—	—
Class Y
October 31, 2009	22.29	.34		1.66	2.00	(.33)	—	—
October 31, 2008	40.30	.36		(14.31)	(13.95)	(.34)	(3.72)	—
October 31, 2007	39.36	.42		3.80	4.22	(.44)	(2.84)	—
October 31, 2006	35.20	.46		5.02	5.48	(.45)	(.87)	—
October 31, 2005	32.32	.45		2.88	3.33	(.45)	—	—

See accompanying notes which are an integral part of the financial statements.

306	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(.19)	22.76	10.87	20,849	1.07	1.07	.85	125
(.02)	20.73	(27.38)	16,179	1.09	1.10	.73	121

(.06)	22.69	9.92	82,018	1.81	1.81	.14	125
(.01)	20.71	(27.49)	86,199	1.83	1.84	—	121

(.21)	22.73	10.84	94,835.94		1.07	1.01	125
(3.32)	20.73	(40.01)	94,785.95		1.00	1.07	121
(1.79)	38.09	19.82	49,355.93		.95	.82	113
(1.51)	33.51	14.07	43,911.93		.96	.78	98
(.24)	30.81	12.70	37,666.92		.96	.83	110

(.26)	22.72	11.08	809,999.69		.74	1.27	125
(3.39)	20.73	(39.85)	872,188.70		.73	1.37	121
(1.88)	38.08	20.17	1,396,706.68		.70	1.07	113
(1.58)	33.49	14.34	1,095,931.71		.73	1.01	98
(.31)	30.79	12.97	825,172.69		.73	1.06	110

(.23)	22.72	10.99	1,418,555.82		.82	1.11	125
(.02)	20.72	(27.39)	1,249,003.83		.85	1.01	121

(.27)	22.71	11.18	2,048,380.64		.64	1.29	125
(3.40)	20.71	(39.87)	1,927,663.66		.67	1.35	121
(1.90)	38.07	20.23	575,655.63		.65	1.12	113
(1.60)	33.49	14.48	504,168.64		.66	1.07	98
(.33)	30.77	13.00	341,294.65		.67	1.03	110

(.25)	23.94	8.82	17,522	1.31	1.31	1.19	115
(.02)	22.26	(26.11)	14,403	1.26	1.26	.32	118

(.08)	23.89	7.91	71,301	2.06	2.06	.49	115
(.01)	22.23	(26.23)	82,787	2.00	2.01	(.43)	118

(.27)	23.92	8.86	79,008	1.18	1.31	1.35	115
(3.98)	22.26	(38.26)	86,593	1.15	1.20	.94	118
(3.17)	40.29	11.11	61,842	1.07	1.09	.79	121
(1.22)	39.35	15.56	56,703.94		.96	.93	106
(.35)	35.20	10.03	46,352.91		.93	1.01	117

(.32)	23.95	9.12	736,767.93		.98	1.62	115
(4.04)	22.29	(38.11)	815,038.93		.96	1.22	118
(3.27)	40.30	11.40	1,369,379.82		.84	1.04	121
(1.31)	39.36	15.87	1,201,844.70		.72	1.18	106
(.44)	35.20	10.30	1,009,002.66		.69	1.26	117

(.30)	23.96	8.98	1,356,163	1.06	1.06	1.46	115
(.02)	22.30	(26.05)	1,245,509	1.00	1.02	.36	118

(.33)	23.96	9.21	1,975,524.88		.88	1.63	115
(4.06)	22.29	(38.07)	1,882,415.85		.86	1.27	118
(3.28)	40.30	11.44	371,457.77		.79	1.09	121
(1.32)	39.36	15.93	393,292.64		.67	1.23	106
(.45)	35.20	10.34	338,308.63		.65	1.30	117

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	307

Russell Investment Company

Russell Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Growth Fund
Class C
October 31, 2009	5.09	(.04)	.91	.87	—	—	—
October 31, 2008	9.17	(.07)	(3.60)	(3.67)	—	(.41)	—
October 31, 2007	7.84	(.09)	1.42	1.33	—	—	—
October 31, 2006	7.45	(.09)	.48	.39	—	—	—
October 31, 2005	6.85	(.08)	.68	.60	—	—	—
Class E
October 31, 2009	5.46	— (d)	.98	.98	(.01)	—	—
October 31, 2008	9.72	— (d)	(3.85)	(3.85)	—	(.41)	—
October 31, 2007	8.25	(.02)	1.49	1.47	—	—	—
October 31, 2006	7.76	(.03)	.52	.49	—	—	—
October 31, 2005	7.08	(.01)	.69	.68	—	—	—
Class I
October 31, 2009	5.63	.02	1.00	1.02	(.03)	—	—
October 31, 2008	9.98	.03	(3.97)	(3.94)	—	(.41)	—
October 31, 2007	8.44	.01	1.53	1.54	—	—	—
October 31, 2006	7.91	.01	.52	.53	— (d)	—	—
October 31, 2005	7.19	.01	.71	.72	—	—	—
Class S
October 31, 2009	5.57	.01	1.00	1.01	(.02)	—	—
October 31, 2008	9.89	.01	(3.92)	(3.91)	—	(.41)	—
October 31, 2007	8.38	(.01)	1.52	1.51	—	—	—
October 31, 2006	7.87	(.01)	.52	.51	—	—	—
October 31, 2005	7.15	— (d)	.72	.72	—	—	—
Russell U.S. Value Fund
Class C
October 31, 2009	5.69	.02	.75	.77	(.03)	—	—
October 31, 2008	12.84	.05	(5.19)	(5.14)	(.06)	(1.95)	—
October 31, 2007	12.44	.01	1.16	1.17	(.02)	(.75)	—
October 31, 2006	11.27	.01	1.83	1.84	(.03)	(.64)	—
October 31, 2005	10.15	(.02)	1.16	1.14	(.01)	(.01)	—
Class E
October 31, 2009	5.82	.06	.76	.82	(.06)	—	—
October 31, 2008	13.10	.12	(5.31)	(5.19)	(.14)	(1.95)	—
October 31, 2007	12.66	.11	1.19	1.30	(.11)	(.75)	—
October 31, 2006	11.43	.11	1.87	1.98	(.11)	(.64)	—
October 31, 2005	10.28	.09	1.16	1.25	(.09)	(.01)	—
Class I
October 31, 2009	5.84	.08	.76	.84	(.08)	—	—
October 31, 2008	13.13	.15	(5.32)	(5.17)	(.17)	(1.95)	—
October 31, 2007	12.69	.16	1.18	1.34	(.15)	(.75)	—
October 31, 2006	11.46	.15	1.87	2.02	(.15)	(.64)	—
October 31, 2005	10.30	.13	1.17	1.30	(.13)	(.01)	—
Class S
October 31, 2009	5.82	.08	.76	.84	(.08)	—	—
October 31, 2008	13.10	.14	(5.32)	(5.18)	(.15)	(1.95)	—
October 31, 2007	12.67	.14	1.17	1.31	(.14)	(.75)	—
October 31, 2006	11.44	.13	1.87	2.00	(.13)	(.64)	—
October 31, 2005	10.29	.11	1.16	1.27	(.11)	(.01)	—

See accompanying notes which are an integral part of the financial statements.

308	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

—	5.96	17.09	5,770	2.11	2.18	(.76)	118
(.41)	5.09	(41.76)	6,211	2.21	2.31	(.90)	120
—	9.17	16.96	11,204	2.23	2.27	(1.14)	138
—	7.84	5.23	9,764	2.22	2.27	(1.20)	148
—	7.45	8.76	8,149	2.23	2.32	(1.15)	128

(.01)	6.43	17.90	5,381	1.36	1.43	(.02)	118
(.41)	5.46	(41.23)	5,308	1.37	1.48	(.06)	120
—	9.72	17.82	7,104	1.37	1.41	(.28)	138
—	8.25	6.31	6,590	1.36	1.42	(.34)	148
—	7.76	9.60	4,255	1.28	1.40	(.15)	128

(.03)	6.62	18.34	49,355.98		1.11	.38	118
(.41)	5.63	(41.05)	58,509.98		1.13	.33	120
—	9.98	18.25	113,989	1.00	1.06	.09	138
—	8.44	6.75	90,953.95		1.13	.07	148
—	7.91	10.17	112,112.92		1.08	.12	128

(.02)	6.56	18.15	33,974	1.11	1.19	.25	118
(.41)	5.57	(41.19)	44,414	1.19	1.30	.12	120
—	9.89	18.02	79,962	1.16	1.20	(.07)	138
—	8.38	6.48	71,433	1.15	1.21	(.13)	148
—	7.87	10.07	57,324	1.06	1.18	.04	128

(.03)	6.43	13.69	10,593	2.04	2.04	.36	111
(2.01)	5.69	(46.49)	11,225	2.13	2.13	.54	156
(.77)	12.84	9.73	25,688	2.09	2.09	.06	128
(.67)	12.44	17.01	26,168	2.11	2.11	.08	87
(.02)	11.27	11.23	21,228	2.18	2.20	(.18)	85

(.06)	6.58	14.44	5,282	1.29	1.29	1.15	111
(2.09)	5.82	(46.08)	6,852	1.31	1.31	1.35	156
(.86)	13.10	10.64	10,774	1.27	1.27	.88	128
(.75)	12.66	18.15	10,871	1.27	1.27	.91	87
(.10)	11.43	12.14	8,770	1.25	1.30	.78	85

(.08)	6.60	14.79	44,600.96		.96	1.48	111
(2.12)	5.84	(45.86)	54,530.98		.98	1.69	156
(.90)	13.13	10.97	139,538.94		.94	1.21	128
(.79)	12.69	18.47	131,494.94		.94	1.26	87
(.14)	11.46	12.63	135,759.86		.91	1.14	85

(.08)	6.58	14.75	89,214	1.04	1.04	1.41	111
(2.10)	5.82	(45.98)	111,600	1.13	1.13	1.55	156
(.88)	13.10	10.87	274,355	1.05	1.05	1.10	128
(.77)	12.67	18.32	253,586	1.09	1.10	1.09	87
(.12)	11.44	12.36	198,551	1.07	1.10	.95	85

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	309

Russell Investment Company

Russell Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Small & Mid Cap Fund
Class A
October 31, 2009	14.95	.06	1.33	1.39	(.06)	—	—
October 31, 2008(5)	21.95	.02	(7.02)	(7.00)	—	—	—
Class C
October 31, 2009	14.93	(.04)	1.31	1.27	(.02)	—	—
October 31, 2008(5)	21.95	(.01)	(7.01)	(7.02)	—	—	—
Class E
October 31, 2009	14.95	.09	1.31	1.40	(.03)	—	—
October 31, 2008	31.79	.13	(11.98)	(11.85)	(.17)	(4.82)	—
October 31, 2007	34.16	.05	4.59	4.64	—	(7.01)	—
October 31, 2006	38.43	.02	5.76	5.78	—	(10.05)	—
October 31, 2005	39.28	(.04)	4.44	4.40	(.06)	(5.19)	—
Class I
October 31, 2009	15.05	.12	1.32	1.44	(.06)	—	—
October 31, 2008	31.98	.17	(12.02)	(11.85)	(.26)	(4.82)	—
October 31, 2007	34.31	.12	4.60	4.72	(.04)	(7.01)	—
October 31, 2006	38.57	.09	5.79	5.88	(.09)	(10.05)	—
October 31, 2005	39.39	.04	4.45	4.49	(.12)	(5.19)	—
Class S
October 31, 2009	15.03	.10	1.33	1.43	(.07)	—	—
October 31, 2008(5)	22.06	.03	(7.06)	(7.03)	—	—	—
Class Y
October 31, 2009	15.02	.12	1.33	1.45	(.08)	—	—
October 31, 2008	31.98	.19	(12.02)	(11.83)	(.31)	(4.82)	—
October 31, 2007	34.32	.15	4.59	4.74	(.07)	(7.01)	—
October 31, 2006	38.58	.12	5.79	5.91	(.12)	(10.05)	—
October 31, 2005	39.41	.07	4.45	4.52	(.16)	(5.19)	—
Russell International Developed Markets Fund
Class A
October 31, 2009	23.75	.40	4.94	5.34	—	—	—
October 31, 2008(5)	34.84	.07	(11.16)	(11.09)	—	—	—
Class C
October 31, 2009	23.73	.23	4.87	5.10	—	—	—
October 31, 2008(5)	34.84	.03	(11.14)	(11.11)	—	—	—
Class E
October 31, 2009	23.76	.46	4.90	5.36	—	—	—
October 31, 2008	56.97	.76	(23.85)	(23.09)	(1.29)	(8.01)	(.82)
October 31, 2007	50.51	.83	12.10	12.93	(1.41)	(5.06)	—
October 31, 2006	40.45	.87	9.87	10.74	(.68)	—	—
October 31, 2005	35.15	.57	5.41	5.98	(.68)	—	—
Class I
October 31, 2009	23.74	.51	4.91	5.42	—	—	—
October 31, 2008	57.01	.92	(23.89)	(22.97)	(1.41)	(8.01)	(.88)
October 31, 2007	50.55	.95	12.10	13.05	(1.53)	(5.06)	—
October 31, 2006	40.47	1.00	9.86	10.86	(.78)	—	—
October 31, 2005	35.16	.68	5.39	6.07	(.76)	—	—
Class S
October 31, 2009	23.74	.48	4.91	5.39	—	—	—
October 31, 2008(5)	34.79	.11	(11.16)	(11.05)	—	—	—
Class Y
October 31, 2009	23.74	.52	4.92	5.44	—	—	—
October 31, 2008	57.03	.64	(23.60)	(22.96)	(1.42)	(8.01)	(.90)
October 31, 2007	50.56	1.01	12.07	13.08	(1.55)	(5.06)	—
October 31, 2006	40.47	.92	9.96	10.88	(.79)	—	—
October 31, 2005	35.17	.68	5.40	6.08	(.78)	—	—

See accompanying notes which are an integral part of the financial statements.

310	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(.06)	16.28	9.37	9,278	1.24	1.24	.40	153
—	14.95	(31.89)	6,982	1.37	1.38	.47	163

(.02)	16.18	8.51	30,345	1.98	1.98	(.28)	153
—	14.93	(31.98)	33,486	2.11	2.13	(.28)	163

(.03)	16.32	9.44	33,923	1.10	1.23	.61	153
(4.99)	14.95	(43.26)	40,553	1.17	1.22	.60	163
(7.01)	31.79	15.98	38,520	1.13	1.15	.17	143
(10.05)	34.16	17.91	39,987	1.11	1.14	.07	155
(5.25)	38.43	11.53	34,849	1.08	1.11	(.09)	156

(.06)	16.43	9.62	211,299.91		.91	.82	153
(5.08)	15.05	(43.08)	260,535.97		.99	.77	163
(7.05)	31.98	16.21	480,645.93		.95	.38	143
(10.14)	34.31	18.17	471,745.91		.94	.27	155
(5.31)	38.57	11.77	496,716.87		.91	.12	156

(.07)	16.39	9.58	530,812.98		.99	.68	153
—	15.03	(31.87)	475,057	1.10	1.11	.73	163

(.08)	16.39	9.74	545,845.81		.81	.87	153
(5.13)	15.02	(43.09)	501,256.92		.93	.97	163
(7.08)	31.98	16.30	93,321.83		.85	.47	143
(10.17)	34.32	18.31	111,605.82		.85	.36	155
(5.35)	38.58	11.85	112,625.81		.83	.18	156

—	29.09	22.44	20,212	1.25	1.25	1.63	115
—	23.75	(31.83)	14,638	1.31	1.32	1.27	100

—	28.83	21.50	77,072	2.00	2.00	.94	115
—	23.73	(31.92)	78,972	2.05	2.06	.53	100

—	29.12	22.57	88,476	1.12	1.25	1.88	115
(10.12)	23.76	(48.26)	83,902	1.17	1.22	2.04	100
(6.47)	56.97	28.47	61,533	1.16	1.18	1.64	108
(.68)	50.51	26.84	51,470	1.17	1.19	1.88	83
(.68)	40.45	17.19	41,415	1.15	1.18	1.49	80

—	29.16	22.84	905,418.87		.92	2.08	115
(10.30)	23.74	(48.14)	882,731.92		.95	2.33	100
(6.59)	57.01	28.75	1,792,063.91		.93	1.87	108
(.78)	50.55	27.17	1,420,218.91		.93	2.15	83
(.76)	40.47	17.48	1,127,303.90		.93	1.76	80

—	29.13	22.67	1,348,135	1.00	1.00	1.94	115
—	23.74	(31.79)	1,052,420	1.06	1.08	2.00	100

—	29.18	22.87	1,789,118.82		.82	2.15	115
(10.33)	23.74	(48.08)	1,626,309.88		.90	1.89	100
(6.61)	57.03	28.85	360,175.86		.88	1.98	108
(.79)	50.56	27.24	378,505.86		.89	1.99	83
(.78)	40.47	17.53	587,751.86		.89	1.76	80

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	311

Russell Investment Company

Russell Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Global Equity Fund
Class A
October 31, 2009	6.07	.07		1.23	1.30	(.08)	—	—
October 31, 2008	11.37	.08		(5.07)	(4.99)	(.12)	(.19)	—
October 31, 2007(2)	10.00	.05		1.32	1.37	—	—	—
Class C
October 31, 2009	6.02	.04		1.21	1.25	(.01)	—	—
October 31, 2008	11.31	.01		(5.04)	(5.03)	(.07)	(.19)	—
October 31, 2007(2)	10.00	—	(d)	1.31	1.31	—	—	—
Class E
October 31, 2009	6.07	.08		1.22	1.30	(.07)	—	—
October 31, 2008	11.37	.08		(5.08)	(5.00)	(.11)	(.19)	—
October 31, 2007(2)	10.00	.06		1.31	1.37	—	—	—
Class S
October 31, 2009	6.09	.09		1.23	1.32	(.09)	—	—
October 31, 2008	11.39	.10		(5.08)	(4.98)	(.13)	(.19)	—
October 31, 2007(2)	10.00	.08		1.31	1.39	—	—	—
Class Y
October 31, 2009	6.09	.11		1.21	1.32	(.09)	—	—
October 31, 2008(6)	8.16	—	(d)	(2.07)	(2.07)	—	—	—
Russell Emerging Markets Fund
Class A
October 31, 2009	10.59	.08		6.27	6.35	—	(.50)	—
October 31, 2008	30.85	.42		(14.73)	(14.31)	(.73)	(5.22)	—
October 31, 2007(3)	20.50	.14		10.21	10.35	—	—	—
Class C
October 31, 2009	10.11	(.01)		5.93	5.92	—	(.50)	—
October 31, 2008	29.66	.22		(14.06)	(13.84)	(.49)	(5.22)	—
October 31, 2007	21.17	(.02)		11.80	11.78	(.25)	(3.04)	—
October 31, 2006	16.73	.01		5.14	5.15	(.28)	(.43)	—
October 31, 2005	12.52	.04		4.22	4.26	(.05)	—	—
Class E
October 31, 2009	10.61	.08		6.28	6.36	—	(.50)	—
October 31, 2008	30.84	.38		(14.71)	(14.33)	(.68)	(5.22)	—
October 31, 2007	21.89	.16		12.24	12.40	(.41)	(3.04)	—
October 31, 2006	17.25	.17		5.29	5.46	(.39)	(.43)	—
October 31, 2005	12.93	.16		4.34	4.50	(.18)	—	—
Class S
October 31, 2009	10.62	.11		6.29	6.40	—	(.50)	—
October 31, 2008	30.86	.44		(14.72)	(14.28)	(.74)	(5.22)	—
October 31, 2007	21.91	.22		12.23	12.45	(.46)	(3.04)	—
October 31, 2006	17.25	.21		5.31	5.52	(.43)	(.43)	—
October 31, 2005	12.94	.20		4.34	4.54	(.23)	—	—
Class Y
October 31, 2009	10.62	.13		6.30	6.43	—	(.50)	—
October 31, 2008(6)	15.72	.01		(5.11)	(5.10)	—	—	—

See accompanying notes which are an integral part of the financial statements.

312	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(.08)	7.29	21.82	4,612	1.52	1.52	1.15	127
(.31)	6.07	(45.03)	2,382	1.55	1.55	.82	160
—	11.37	13.70	2,445	1.58	1.58	.77	62

(.01)	7.26	20.82	8,672	2.26	2.26	.61	127
(.26)	6.02	(45.45)	7,534	2.30	2.30	.07	160
—	11.31	13.10	10,802	2.33	2.33	(.04)	62

(.07)	7.30	21.77	14,492	1.51	1.51	1.28	127
(.30)	6.07	(45.07)	10,096	1.55	1.55	.81	160
—	11.37	13.70	15,683	1.58	1.58	.90	62

(.09)	7.32	22.07	426,936	1.26	1.26	1.53	127
(.32)	6.09	(44.87)	306,198	1.30	1.30	1.09	160
—	11.39	13.90	1,128,142	1.33	1.33	1.12	62

(.09)	7.32	22.35	507,772	1.09	1.09	1.81	127
—	6.09	(25.37)	466,235	1.22	1.22	.52	160

(.50)	16.44	62.81	11,624	1.78	1.78	.66	77
(5.95)	10.59	(56.41)	7,595	1.92	1.92	2.15	65
—	30.85	50.49	3,537	1.88	1.89	.86	67

(.50)	15.53	61.74	34,286	2.53	2.54	(.11)	77
(5.71)	10.11	(56.77)	25,058	2.66	2.66	1.12	65
(3.29)	29.66	63.90	66,707	2.63	2.64	(.07)	67
(.71)	21.17	31.63	44,977	2.68	2.68	.07	69
(.05)	16.73	33.98	33,961	2.74	2.76	.29	72

(.50)	16.47	62.78	28,078	1.78	1.78	.66	77
(5.90)	10.61	(56.41)	17,976	1.91	1.91	1.86	65
(3.45)	30.84	65.17	41,911	1.88	1.89	.68	67
(.82)	21.89	32.64	27,862	1.93	1.93	.83	69
(.18)	17.25	34.94	18,855	1.99	2.01	1.02	72

(.50)	16.52	63.37	788,455	1.53	1.53	.91	77
(5.96)	10.62	(56.33)	520,064	1.65	1.65	2.15	65
(3.50)	30.86	65.53	1,760,393	1.63	1.64	.94	67
(.86)	21.91	33.04	1,092,083	1.68	1.68	1.06	69
(.23)	17.25	35.27	794,086	1.73	1.76	1.30	72

(.50)	16.55	63.67	355,564	1.36	1.36	1.10	77
—	10.62	(32.44)	305,585	1.63	1.63	1.06	65

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	313

Russell Investment Company

Russell Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Tax-Managed U.S. Large Cap Fund
Class C
October 31, 2009	13.55	.01	1.61	1.62	(.01)	—	—
October 31, 2008	22.78	(.01)	(9.22)	(9.23)	—	—	—
October 31, 2007	19.62	(.06)	3.22	3.16	—	—	—
October 31, 2006	17.68	(.02)	1.96	1.94	—	—	—
October 31, 2005	16.55	.01	1.14	1.15	(.02)	—	—
Class E
October 31, 2009	13.96	.10	1.64	1.74	(.16)	—	—
October 31, 2008	23.41	.14	(9.48)	(9.34)	(.11)	—	—
October 31, 2007	20.12	.10	3.31	3.41	(.12)	—	—
October 31, 2006	18.09	.11	2.02	2.13	(.10)	—	—
October 31, 2005	16.93	.15	1.15	1.30	(.14)	—	—
Class S
October 31, 2009	14.03	.14	1.64	1.78	(.20)	—	—
October 31, 2008	23.52	.19	(9.52)	(9.33)	(.16)	—	—
October 31, 2007	20.21	.15	3.32	3.47	(.16)	—	—
October 31, 2006	18.16	.17	2.02	2.19	(.14)	—	—
October 31, 2005	16.99	.20	1.15	1.35	(.18)	—	—
Russell Tax-Managed U.S. Mid & Small Cap Fund
Class C
October 31, 2009	8.69	(.06)	.99	.93	—	—	—
October 31, 2008	15.07	(.07)	(5.09)	(5.16)	—	(1.22)	—
October 31, 2007	13.22	(.13)	2.18	2.05	—	(.20)	—
October 31, 2006	11.59	(.14)	1.77	1.63	—	—	—
October 31, 2005	10.17	(.12)	1.54	1.42	—	—	—
Class E
October 31, 2009	9.37	— (d)	1.06	1.06	(.05)	—	—
October 31, 2008	16.03	.01	(5.45)	(5.44)	—	(1.22)	—
October 31, 2007	13.93	(.03)	2.33	2.30	—	(.20)	—
October 31, 2006	12.13	(.05)	1.85	1.80	—	—	—
October 31, 2005	10.56	(.04)	1.61	1.57	—	—	—
Class S
October 31, 2009	9.56	.03	1.07	1.10	(.08)	—	—
October 31, 2008	16.30	.05	(5.56)	(5.51)	(.01)	(1.22)	—
October 31, 2007	14.13	.01	2.36	2.37	—	(.20)	—
October 31, 2006	12.27	(.01)	1.87	1.86	—	—	—
October 31, 2005	10.65	(.01)	1.63	1.62	—	—	—

See accompanying notes which are an integral part of the financial statements.

314	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(.01)	15.16	11.98	12,383	1.92	2.00	.05	56
—	13.55	(40.52)	13,387	1.92	1.94	(.04)	54
—	22.78	16.11	21,692	1.92	1.92	(.30)	50
—	19.62	10.97	19,112	1.92	1.92	(.13)	61
(.02)	17.68	6.94	16,955	1.91	1.91	.08	43

(.16)	15.54	12.74	14,488	1.17	1.25	.74	56
(.11)	13.96	(40.06)	12,645	1.18	1.19	.71	54
(.12)	23.41	17.01	16,891	1.17	1.17	.45	50
(.10)	20.12	11.82	12,726	1.17	1.17	.60	61
(.14)	18.09	7.72	8,695	1.16	1.16	.84	43

(.20)	15.61	13.07	314,574.92		1.00	1.03	56
(.16)	14.03	(39.91)	331,605.93		.94	.97	54
(.16)	23.52	17.28	572,138.92		.92	.70	50
(.14)	20.21	12.12	458,002.92		.92	.87	61
(.18)	18.16	7.98	386,605.90		.91	1.12	43

—	9.62	10.57	7,033	2.21	2.36	(.69)	55
(1.22)	8.69	(36.71)	8,653	2.23	2.34	(.63)	72
(.20)	15.07	15.70	14,088	2.25	2.30	(.93)	57
—	13.22	14.06	11,975	2.25	2.35	(1.09)	54
—	11.59	13.96	9,295	2.24	2.37	(1.06)	58

(.05)	10.38	11.48	2,794	1.46	1.60	(.02)	55
(1.22)	9.37	(36.29)	2,570	1.48	1.59	.11	72
(.20)	16.03	16.70	3,654	1.50	1.55	(.19)	57
—	13.93	14.84	2,523	1.50	1.60	(.34)	54
—	12.13	14.87	1,663	1.48	1.62	(.32)	58

(.08)	10.58	11.74	119,802	1.22	1.36	.29	55
(1.23)	9.56	(36.14)	143,039	1.23	1.34	.37	72
(.20)	16.30	16.97	265,807	1.25	1.30	.07	57
—	14.13	15.16	198,081	1.25	1.35	(.09)	54
—	12.27	15.21	156,596	1.22	1.38	(.06)	58

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	315

Russell Investment Company

Russell Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Strategic Bond Fund
Class A
October 31, 2009	9.23	.47	1.19	1.66	(.48)	(.04)	—
October 31, 2008(5)	9.99	.08	(.82)	(.74)	(.02)	—	—
Class C
October 31, 2009	9.23	.40	1.19	1.59	(.41)	(.04)	—
October 31, 2008(5)	9.99	.06	(.80)	(.74)	(.02)	—	—
Class E
October 31, 2009	9.18	.48	1.18	1.66	(.49)	(.04)	—
October 31, 2008	10.53	.49	(1.33)	(.84)	(.51)	—	—
October 31, 2007	10.48	.50	.01	.51	(.46)	—	—
October 31, 2006	10.44	.45	.04	.49	(.42)	(.03)	—
October 31, 2005	10.70	.35	(.21)	.14	(.32)	(.08)	—
Class I
October 31, 2009	9.16	.51	1.16	1.67	(.51)	(.04)	—
October 31, 2008	10.51	.52	(1.33)	(.81)	(.54)	—	—
October 31, 2007	10.46	.52	.02	.54	(.49)	—	—
October 31, 2006	10.43	.47	.03	.50	(.44)	(.03)	—
October 31, 2005	10.69	.38	(.22)	.16	(.34)	(.08)	—
Class S
October 31, 2009	9.24	.50	1.19	1.69	(.50)	(.04)	—
October 31, 2008(5)	9.98	.08	(.80)	(.72)	(.02)	—	—
Class Y
October 31, 2009	9.16	.51	1.17	1.68	(.51)	(.04)	—
October 31, 2008	10.51	.51	(1.32)	(.81)	(.54)	—	—
October 31, 2007	10.46	.52	.02	.54	(.49)	—	—
October 31, 2006	10.43	.64	(.13)	.51	(.45)	(.03)	—
October 31, 2005(1)	10.74	.14	(.26)	(.12)	(.19)	—	—
Russell Investment Grade Bond Fund
Class C
October 31, 2009	18.68	.67	2.67	3.34	(.71)	—	—
October 31, 2008	20.76	.72	(2.00)	(1.28)	(.80)	—	—
October 31, 2007(4)	20.76	.08	(.08)	—	—	—	—
Class E
October 31, 2009	18.70	.84	2.67	3.51	(.83)	—	—
October 31, 2008	20.77	.92	(2.00)	(1.08)	(.99)	—	—
October 31, 2007	20.82	.96	(.02)	.94	(.99)	—	—
October 31, 2006	20.75	.92	.04	.96	(.89)	—	—
October 31, 2005	21.88	.74	(.61)	.13	(.73)	(.53)	—
Class I
October 31, 2009	18.69	.89	2.68	3.57	(.87)	—	—
October 31, 2008	20.76	.97	(2.00)	(1.03)	(1.04)	—	—
October 31, 2007	20.82	1.04	(.06)	.98	(1.04)	—	—
October 31, 2006	20.75	.97	.05	1.02	(.95)	—	—
October 31, 2005	21.87	.80	(.61)	.19	(.78)	(.53)	—
Class S
October 31, 2009	18.69	.86	2.68	3.54	(.85)	—	—
October 31, 2008	20.76	.95	(2.01)	(1.06)	(1.01)	—	—
October 31, 2007(4)	20.75	.01	—	.01	—	—	—
Class Y
October 31, 2009	18.70	.90	2.68	3.58	(.88)	—	—
October 31, 2008	20.77	.98	(2.00)	(1.02)	(1.05)	—	—
October 31, 2007	20.83	1.04	(.05)	.99	(1.05)	—	—
October 31, 2006	20.76	.99	.04	1.03	(.96)	—	—
October 31, 2005	21.88	.80	(.61)	.19	(.78)	(.53)	—

See accompanying notes which are an integral part of the financial statements.

316	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(.52)	10.37	18.62	40,181.93		1.03	4.99	154
(.02)	9.23	(7.42)	22,437.93		1.07	4.40	131

(.45)	10.37	17.97	108,353	1.67	1.78	4.28	154
(.02)	9.23	(7.54)	97,063	1.68	1.82	3.63	131

(.53)	10.31	18.87	146,696.81		1.03	5.14	154
(.51)	9.18	(8.45)	135,857.88		1.00	4.79	131
(.46)	10.53	4.99	18,101.93		.96	4.69	698
(.45)	10.48	4.81	15,119.92		.96	4.27	270
(.40)	10.44	1.37	9,268.93		.95	3.32	198

(.55)	10.28	19.21	1,306,502.56		.70	5.39	154
(.54)	9.16	(8.26)	1,330,676.66		.69	5.10	131
(.49)	10.51	5.27	1,415,575.67		.70	4.97	698
(.47)	10.46	4.95	744,559.70		.73	4.51	270
(.42)	10.43	1.65	560,896.69		.71	3.55	198

(.54)	10.39	19.12	2,173,609.67		.78	5.26	154
(.02)	9.24	(7.23)	1,915,099.69		.82	4.33	131

(.55)	10.29	19.13	3,526,522.52		.60	5.42	154
(.54)	9.16	(8.11)	3,166,974.55		.66	5.20	131
(.49)	10.51	5.30	134,926.63		.66	5.01	698
(.48)	10.46	5.03	101,240.63		.67	4.60	270
(.19)	10.43	(1.15)	40,259.64		.67	3.74	198

(.71)	21.31	18.25	34,706	1.55	1.55	3.37	87
(.80)	18.68	(6.47)	29,714	1.60	1.63	3.54	105
—	20.76	—	35,689	1.60	1.62	4.21	199

(.83)	21.38	19.38	43,414.67		.80	4.25	87
(.99)	18.70	(5.57)	48,193.67		.71	4.48	105
(.99)	20.77	4.64	53,663.65		.67	4.76	199
(.89)	20.82	4.79	31,504.64		.67	4.45	125
(1.26)	20.75	.60	29,632.65		.68	3.49	202

(.87)	21.39	19.61	392,070.42		.47	4.49	87
(1.04)	18.69	(5.29)	406,332.41		.44	4.74	105
(1.04)	20.76	4.85	689,651.40		.42	4.99	199
(.95)	20.82	5.06	829,914.40		.42	4.70	125
(1.31)	20.75	.88	788,808.38		.40	3.76	202

(.85)	21.38	19.50	125,051.55		.55	4.37	87
(1.01)	18.69	(5.46)	133,108.54		.57	4.61	105
—	20.76	.05	226,995.53		.55	5.30	199

(.88)	21.40	19.63	364,142.38		.38	4.55	87
(1.05)	18.70	(5.24)	480,605.37		.40	4.78	105
(1.05)	20.77	4.90	609,683.36		.38	5.04	199
(.96)	20.83	5.11	550,383.35		.38	4.77	125
(1.31)	20.76	.91	398,882.35		.37	3.81	202

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	317

Russell Investment Company

Russell Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Short Duration Bond Fund
Class A
October 31, 2009	17.22	.64	1.64	2.28	(.64)	—	—
October 31, 2008	18.81	.74	(1.55)	(.81)	(.78)	—	—
October 31, 2007(3)	18.71	.49	.09	.58	(.48)	—	—
Class C
October 31, 2009	17.17	.50	1.64	2.14	(.52)	—	—
October 31, 2008	18.76	.60	(1.55)	(.95)	(.64)	—	—
October 31, 2007	18.66	.59	.14	.73	(.63)	—	—
October 31, 2006	18.63	.50	.03	.53	(.50)	—	—
October 31, 2005	19.04	.31	(.40)	(.09)	(.31)	(.01)	—
Class E
October 31, 2009	17.24	.66	1.62	2.28	(.63)	—	—
October 31, 2008	18.82	.74	(1.55)	(.81)	(.77)	—	—
October 31, 2007	18.73	.72	.14	.86	(.77)	—	—
October 31, 2006	18.70	.65	.03	.68	(.65)	—	—
October 31, 2005	19.10	.46	(.41)	.05	(.44)	(.01)	—
Class S
October 31, 2009	17.21	.70	1.63	2.33	(.68)	—	—
October 31, 2008	18.79	.79	(1.55)	(.76)	(.82)	—	—
October 31, 2007	18.70	.75	.16	.91	(.82)	—	—
October 31, 2006	18.67	.69	.03	.72	(.69)	—	—
October 31, 2005	19.07	.51	(.41)	.10	(.49)	(.01)	—
Class Y
October 31, 2009	17.21	.72	1.63	2.35	(.70)	—	—
October 31, 2008(6)	18.11	.08	(.78)	(.70)	(.20)	—	—
Russell Tax Exempt Bond Fund
Class C
October 31, 2009	20.51	.54	1.37	1.91	(.55)	—	—
October 31, 2008	21.31	.55	(.80)	(.25)	(.55)	—	—
October 31, 2007	21.63	.58	(.32)	.26	(.58)	—	—
October 31, 2006	21.45	.57	.17	.74	(.56)	—	—
October 31, 2005	22.03	.51	(.61)	(.10)	(.48)	—	—
Class E
October 31, 2009	20.57	.70	1.37	2.07	(.70)	—	—
October 31, 2008	21.38	.72	(.82)	(.10)	(.71)	—	—
October 31, 2007	21.70	.76	(.34)	.42	(.74)	—	—
October 31, 2006	21.52	.73	.17	.90	(.72)	—	—
October 31, 2005	22.10	.67	(.60)	.07	(.65)	—	—
Class S
October 31, 2009	20.54	.76	1.37	2.13	(.76)	—	—
October 31, 2008	21.36	.77	(.82)	(.05)	(.77)	—	—
October 31, 2007	21.67	.80	(.32)	.48	(.79)	—	—
October 31, 2006	21.49	.79	.16	.95	(.77)	—	—
October 31, 2005	22.07	.72	(.60)	.12	(.70)	—	—

See accompanying notes which are an integral part of the financial statements.

318	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(.64)	18.86	13.58	13,815.96		1.04	3.55	217
(.78)	17.22	(4.60)	4,566.96		.99	3.98	146
(.48)	18.81	3.16	1,363.92		.93	3.92	173

(.52)	18.79	12.75	49,381	1.71	1.79	2.82	217
(.64)	17.17	(5.28)	21,508	1.70	1.73	3.23	146
(.63)	18.76	3.98	16,075	1.67	1.68	3.18	173
(.50)	18.66	2.89	21,840	1.65	1.66	2.71	112
(.32)	18.63	(.50)	30,290	1.65	1.66	1.65	203

(.63)	18.89	13.59	17,874.96		1.04	3.67	217
(.77)	17.24	(4.59)	14,144.95		.98	3.96	146
(.77)	18.82	4.72	17,092.92		.93	3.95	173
(.65)	18.73	3.69	26,800.90		.91	3.49	112
(.45)	18.70	.25	24,851.90		.91	2.43	203

(.68)	18.86	13.84	354,384.71		.79	3.89	217
(.82)	17.21	(4.30)	233,223.70		.72	4.20	146
(.82)	18.79	4.99	435,704.67		.68	4.20	173
(.69)	18.70	3.95	1,106,946.65		.65	3.73	112
(.50)	18.67	.51	1,158,439.65		.66	2.67	203

(.70)	18.86	14.00	154,593.62		.62	4.01	217
(.20)	17.21	(3.88)	111,198.65		.73	4.28	146

(.55)	21.87	9.42	24,393	1.50	1.58	2.53	52
(.55)	20.51	(1.25)	16,541	1.54	1.56	2.61	54
(.58)	21.31	1.21	12,722	1.55	1.55	2.72	72
(.56)	21.63	3.50	11,819	1.56	1.56	2.66	63
(.48)	21.45	(.46)	10,493	1.53	1.53	2.31	43

(.70)	21.94	10.19	23,434.76		.84	3.29	52
(.71)	20.57	(.46)	18,422.79		.81	3.37	54
(.74)	21.38	1.96	19,442.80		.80	3.48	72
(.72)	21.70	4.26	11,805.80		.81	3.41	63
(.65)	21.52	.31	8,572.78		.78	3.07	43

(.76)	21.91	10.48	411,956.50		.58	3.53	52
(.77)	20.54	(.23)	366,707.54		.56	3.61	54
(.79)	21.36	2.26	336,275.55		.55	3.72	72
(.77)	21.67	4.53	274,438.55		.56	3.66	63
(.70)	21.49	.55	228,604.53		.53	3.31	43

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	319

Russell Investment Company

Russell Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Real Estate Securities Fund
Class A
October 31, 2009	26.79	.76	(.44)	.32	(.73)	—	—
October 31, 2008	52.29	.88	(19.82)	(18.94)	(.86)	(5.64)	(.06)
October 31, 2007(3)	57.37	.11	(4.50)	(4.39)	(.69)	—	—
Class C
October 31, 2009	26.30	.59	(.47)	.12	(.57)	—	—
October 31, 2008	51.42	.60	(19.49)	(18.89)	(.55)	(5.64)	(.04)
October 31, 2007	56.11	.20	.27	.47	(.34)	(4.82)	—
October 31, 2006	46.08	.22	15.14	15.36	(.35)	(4.98)	—
October 31, 2005	43.10	.42	6.66	7.08	(.43)	(3.67)	—
Class E
October 31, 2009	26.84	.73	(.46)	.27	(.73)	—	—
October 31, 2008	52.36	.89	(19.87)	(18.98)	(.84)	(5.64)	(.06)
October 31, 2007	56.95	.62	.28	.90	(.67)	(4.82)	—
October 31, 2006	46.62	.59	15.36	15.95	(.64)	(4.98)	—
October 31, 2005	43.55	.76	6.74	7.50	(.76)	(3.67)	—
Class S
October 31, 2009	27.19	.80	(.44)	.36	(.79)	—	—
October 31, 2008	52.94	1.02	(20.12)	(19.10)	(.94)	(5.64)	(.07)
October 31, 2007	57.53	.75	.28	1.03	(.80)	(4.82)	—
October 31, 2006	47.03	.73	15.51	16.24	(.76)	(4.98)	—
October 31, 2005	43.90	.88	6.79	7.67	(.87)	(3.67)	—
Class Y
October 31, 2009	27.19	.86	(.48)	.38	(.82)	—	—
October 31, 2008(6)	38.52	(.32)	(10.79)	(11.11)	(.20)	—	(.02)
Russell Money Market Fund
Class A
October 31, 2009	1.0000	.0052	(.0010)	.0042	(.0042)	—	—
October 31, 2008	1.0000	.0324	.0016	.0340	(.0340)	—	—
October 31, 2007	1.0000	.0517	—	.0517	(.0517)	—	—
October 31, 2006	1.0000	.0464	—	.0464	(.0464)	—	—
October 31, 2005	1.0000	.0271	—	.0271	(.0271)	—	—
Class S
October 31, 2009	1.0000	.0053	(.0004)	.0049	(.0049)	—	—
October 31, 2008	1.0000	.0344	.0007	.0351	(.0351)	—	—
October 31, 2007	1.0000	.0527	—	.0527	(.0527)	—	—
October 31, 2006	1.0000	.0474	—	.0474	(.0474)	—	—
October 31, 2005	1.0000	.0280	—	.0280	(.0280)	—	—

See accompanying notes which are an integral part of the financial statements.

320	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(.73)	26.38	2.10	16,370	1.34	1.34	3.45	118
(6.56)	26.79	(39.97)	15,978	1.34	1.34	2.30	66
(.69)	52.29	(7.70)	7,868	1.32	1.33	.35	70

(.57)	25.85	1.21	45,163	2.09	2.09	2.74	118
(6.23)	26.30	(40.42)	51,273	2.09	2.09	1.56	66
(5.16)	51.42	.56	98,745	2.07	2.08	.38	70
(5.33)	56.11	36.63	110,287	2.07	2.08	.45	49
(4.10)	46.08	17.22	81,876	2.10	2.10	.95	64

(.73)	26.38	1.95	36,262	1.34	1.34	3.32	118
(6.54)	26.84	(39.99)	32,758	1.34	1.34	2.29	66
(5.49)	52.36	1.33	51,299	1.32	1.33	1.13	70
(5.62)	56.95	37.65	59,768	1.32	1.32	1.19	49
(4.43)	46.62	18.09	40,296	1.35	1.35	1.71	64

(.79)	26.76	2.26	1,013,787	1.09	1.09	3.59	118
(6.65)	27.19	(39.83)	884,480	1.09	1.09	2.57	66
(5.62)	52.94	1.57	2,126,802	1.07	1.08	1.38	70
(5.74)	57.53	38.04	1,903,365	1.07	1.07	1.46	49
(4.54)	47.03	18.35	1,434,109	1.10	1.10	1.95	64

(.82)	26.75	2.40	551,981.91		.91	3.86	118
(.22)	27.19	(28.98)	470,552	1.01	1.01	(10.48)	66

(.0042)	1.0000	.42	166,150.31		.63	.52	—
(.0340)	1.0000	3.45	415,233.26		.42	3.24	—
(.0517)	1.0000	5.30	291,636.25		.40	5.18	—
(.0464)	1.0000	4.74	76,031.25		.40	4.82	—
(.0271)	1.0000	2.74	14,410.25		.40	2.91	—

(.0049)	1.0000	.49	2,411,490.23		.55	.53	—
(.0351)	1.0000	3.56	4,874,243.16		.32	3.44	—
(.0527)	1.0000	5.40	5,429,652.15		.30	5.27	—
(.0474)	1.0000	4.84	4,166,051.15		.30	4.78	—
(.0280)	1.0000	2.82	3,145,592.15		.30	2.83	—

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	321

Russell Investment Company

Russell Funds

Notes to Financial Highlights — October 31, 2009

(1)	For the period June 23, 2005 (commencement of operations) to October 31, 2005.
(2)	For the period February 28, 2007 (commencement of operations) to October 31, 2007.
(3)	For the period March 1, 2007 (commencement of operations) to October 31, 2007.
(4)	For the period October 22, 2007 (commencement of operations) to October 31, 2007.
(5)	For the period September 2, 2008 (commencement of operations) to October 31, 2008.
(6)	For the period September 26, 2008 (commencement of operations) to October 31, 2008.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Less than $.01 per share.
(e)	May reflect amounts waived and/or reimbursed by RIMCo (“Russell Investment Management Company”) and/or RFSC (“Russell Fund Services Company”), and for certain funds, custody credit arrangements.
(f)	Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(g)	For the Russell U.S. Quantitative Equity Fund, the respective annualized net expense ratios, not including the dividend and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class I	Class S	Class Y

October 31, 2009	1.07%	1.81%	0.94%	0.69%	0.82%	0.64%
October 31, 2008	1.09%	1.84%	0.94%	0.71%	0.83%	0.65%
October 31, 2007	n/a	n/a	0.93%	0.68%	n/a	0.64%
October 31, 2006	n/a	n/a	0.93%	0.69%	n/a	0.63%
October 31, 2005	n/a	n/a	n/a	n/a	n/a	n/a

See accompanying notes which are an integral part of the financial statements.

322	Notes to Financial Highlights

Russell Investment Company

Russell Funds

Notes to Financial Statements — October 31, 2009

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 37 different investment portfolios referred to as Funds. These financial statements report on 16 of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a second amended and restated master trust agreement dated October 1, 2008. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. Russell money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of such short-term debt obligations or money market fund securities. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell Fund Services Company (“RFSC”).

Ordinarily, the Funds value each portfolio security based on market quotations provided by independent pricing services or alternative pricing services or dealers (when permitted by the market value procedures). Pricing services may utilize evaluated pricing models which apply available market information through the use of benchmark curves, benchmarking of similar securities, sector groupings, spread adjustments and ratings. Generally, Fund securities are valued at the close of the principal exchange on which they are traded as follows:

•	U.S. listed equities, equity and fixed income options and rights/warrants: Last sale price; last bid price if no last sale price.

•	U.S. over-the-counter equities: Official closing price; last bid price if no closing price.

•	Listed ADRs/GDRs: Last sale price; last bid price if no last sale price.

•	Municipal bonds, U.S. bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price.

•	Futures: Settlement price.

•	Bank loans and forwards: Mean between bid and ask price.

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

•

The value of swap agreements is equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national foreign securities exchange or a foreign over the counter market are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, in accordance with the fair value procedures. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The fair value procedures may involve subjective judgments (e.g. trade information, news, broker quotes) as to the fair value of securities. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

Notes to Financial Statements	323

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

This policy is intended to assure that the Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Funds that invest in low-rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. securities market (defined in the fair value procedures as the movement by a single major U.S. index greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

The net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares, since foreign securities can trade on non-business days.

Fair value of securities is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices (unadjusted) in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The levels associated with valuing the Funds’ investments for the period ended October 31, 2009 are disclosed in the Presentation of Portfolio Holdings.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. The fixed income funds classify gains and losses realized on prepayments received on mortgage-backed securities as part of interest income. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Each Fund qualifies as a regulated investment company under sub-chapter M of the Internal Revenue Code and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

324	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

Each Fund files a U. S. tax return. At October 31, 2009, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending October 31, 2006 through October 31, 2008, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Declared	Payable	Funds
Daily	Monthly	Russell Money Market Fund

Monthly	Early in the following month	Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond and Russell Tax Exempt Bond Funds

Quarterly	April, July, October and December	Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Value, and Russell Real Estate Securities Funds

Annually	Mid-December	Russell U.S. Growth, Russell U.S. Small & Mid Cap, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Tax-Managed U.S. Large Cap and Russell Tax-Managed U.S. Mid & Small Cap Funds

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

Expenses

The Funds will pay their own expenses other than those expressly assumed by Russell Investment Management Company (“RIMCo”) or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation

Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class C, Class E, Class I, Class S and Class Y. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a)	Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.

Notes to Financial Statements	325

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Russell International Developed Markets, Russell Global Equity and Russell Emerging Markets Funds may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds may record a deferred tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at October 31, 2009. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities. The amounts related to capital gains and repatriation taxes are included in net realized gain (loss) on investments in the Statements of Operations for the following Funds:

	Deferred Tax Liability	Capital Gains Taxes
Russell International Developed Markets Fund	$182,786	$38,195
Russell Global Equity Fund	382,350	374,303
Russell Emerging Markets Fund	1,572,751	275,252

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

The Funds typically use derivatives in three ways: exposing cash reserves to markets, hedging and return enhancement. In addition, certain Funds may enter into foreign exchange contracts for trade settlement purposes. The Funds, other than the Russell Real Estate Securities Fund and Russell Tax Exempt Bond Fund, may pursue their strategy of being fully invested by exposing cash reserves to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash reserves were actually invested in those markets. Hedging is also used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

The Funds’ period end derivatives, as presented in the Schedule of Investments or the tables following, generally are indicative of the volume of their derivative activity during the six month period ended October 31, 2009.

The fair values of the Funds with derivative instruments categorized by risk exposure for the period ended October 31, 2009 were as follows:

(Amounts in thousands)
	Russell U.S. Core Equity Fund				Russell U.S. Quantitative Equity Fund
Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at market value	$—	$—	$—	$—	$—	$—	$—	$—
Unrealized appreciation on foreign currency exchange contracts	—	—	—	—	—	—	—	—
Daily variation margin on futures contracts*	—	693	—	—	—	350	—	—
Interest rate swap contracts, at market value	—	—	—	—	—	—	—	—
Credit default swap contracts, at market value	—	—	—	—	—	—	—	—
Unrealized appreciation on index swap contracts	—	—	—	—	—	—	—	—

Total	$—	$693	$—	$—	$—	$350	$—	$—

326	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

(Amounts in thousands)
	Russell U.S. Core Equity Fund				Russell U.S. Quantitative Equity Fund
Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$—	$—	$—	$—	$—	$—	$—
Daily variation margin on futures contracts*	—	416	—	—	—	848	—	—
Interest rate swap contracts, at market value	—	—	—	—	—	—	—	—
Credit default swap contracts, at market value	—	—	—	—	—	—	—	—
Unrealized depreciation on index swap contracts	—	—	—	—	—	—	—	—
Options written, at market value	—	—	—	—	—	—	—	—

Total	$—	$416	$—	$—	$—	$848	$—	$—

	Russell U.S. Growth Fund				Russell U.S. Value Fund
Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Assets and Liabilities - Assets
Investments, at market value	$—	$—	$—	$—	$—	$—	$—	$—
Unrealized appreciation on foreign currency exchange contracts	—	—	—	—	—	—	—	—
Daily variation margin on futures contracts*	—	5	—	—	—	9	—	—
Interest rate swap contracts, at market value	—	—	—	—	—	—	—	—
Credit default swap contracts, at market value	—	—	—	—	—	—	—	—
Unrealized appreciation on index swap contracts	—	—	—	—	—	—	—	—

Total	$—	$5	$—	$—	$—	$9	$—	$—

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$—	$—	$—	$—	$—	$—	$—
Daily variation margin on futures contracts*	—	44	—	—	—	188	—	—
Interest rate swap contracts, at market value	—	—	—	—	—	—	—	—
Credit default swap contracts, at market value	—	—	—	—	—	—	—	—
Unrealized depreciation on index swap contracts	—	—	—	—	—	—	—	—
Options written, at market value	—	—	—	—	—	—	—	—

Total	$—	$44	$—	$—	$—	$188	$—	$—

	Russell U.S. Small & Mid Cap Fund				Russell International Developed Markets Fund
Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Assets and Liabilities - Assets
Investments, at market value	$—	$—	$—	$—	$—	$—	$—	$—
Unrealized appreciation on foreign currency exchange contracts	—	—	—	—	—	—	23,348	—
Daily variation margin on futures contracts*	—	—	—	—	—	1,706	—	—
Interest rate swap contracts, at market value	—	—	—	—	—	—	—	—
Credit default swap contracts, at market value	—	—	—	—	—	—	—	—
Unrealized appreciation on index swap contracts	—	—	—	—	—	—	—	—

Total	$—	$—	$—	$—	$—	$1,706	$23,348	$—

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$—	$—	$—	$—	$—	$10,462	$—
Daily variation margin on futures contracts*	—	3,261	—	—	—	12,126	—	—
Interest rate swap contracts, at market value	—	—	—	—	—	—	—	—
Credit default swap contracts, at market value	—	—	—	—	—	—	—	—
Unrealized depreciation on index swap contracts	—	—	—	—	—	—	—	—
Options written, at market value	—	—	—	—	—	—	—	—

Total	$—	$3,261	$—	$—	$—	$12,126	$10,462	$—

Notes to Financial Statements	327

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

(Amounts in thousands)
	Russell Global Equity Fund				Russell Emerging Markets Fund
Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at market value	$—	$—	$—	$—	$—	$—	$—	$—
Unrealized appreciation on foreign currency exchange contracts	—	—	905	—	—	—	1,402	—
Daily variation margin on futures contracts*	—	28	—	—	—	222	—	—
Interest rate swap contracts, at market value	—	—	—	—	—	—	—	—
Credit default swap contracts, at market value	—	—	—	—	—	—	—	—
Unrealized appreciation on index swap contracts	—	—	—	—	—	—	—	—

Total	$—	$28	$905	$—	$—	$222	$1,402	$—

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$—	$269	$—	$—	$—	$394	$—
Daily variation margin on futures contracts*	—	1,295	—	—	—	1,437	—	—
Interest rate swap contracts, at market value	—	—	—	—	—	—	—	—
Credit default swap contracts, at market value	—	—	—	—	—	—	—	—
Unrealized depreciation on index swap contracts	—	—	—	—	—	583	—	—
Options written, at market value	—	—	—	—	—	—	—	—

Total	$—	$1,295	$269	$—	$—	$2,020	$394	$—

	Russell Tax-Managed U.S. Large Cap Fund				Russell Tax-Managed U.S. Mid & Small Cap Fund
Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Assets and Liabilities - Assets
Investments, at market value	$—	$—	$—	$—	$—	$—	$—	$—
Unrealized appreciation on foreign currency exchange contracts	—	—	—	—	—	—	—	—
Daily variation margin on futures contracts*	—	24	—	—	—	—	—	—
Interest rate swap contracts, at market value	—	—	—	—	—	—	—	—
Credit default swap contracts, at market value	—	—	—	—	—	—	—	—
Unrealized appreciation on index swap contracts	—	—	—	—	—	—	—	—

Total	$—	$24	$—	$—	$—	$—	$—	$—

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$—	$—	$—	$—	$—	$—	$—
Daily variation margin on futures contracts*	—	218	—	—	—	339	—	—
Interest rate swap contracts, at market value	—	—	—	—	—	—	—	—
Credit default swap contracts, at market value	—	—	—	—	—	—	—	—
Unrealized depreciation on index swap contracts	—	—	—	—	—	—	—	—
Options written, at market value	—	—	—	—	—	—	—	—

Total	$—	$218	$—	$—	$—	$339	$—	$—

	Russell Strategic Bond Fund				Russell Investment Grade Bond Fund
Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Assets and Liabilities - Assets
Investments, at market value	$—	$—	$—	$—	$—	$—	$—	$28
Unrealized appreciation on foreign currency exchange contracts	—	—	4,391	—	—	—	154	—
Daily variation margin on futures contracts*	—	—	—	22,715	—	—	—	4,051
Interest rate swap contracts, at market value	—	—	—	29,265	—	—	—	1,609
Credit default swap contracts, at market value	11,241	—	—	—	2,683	—	—	—
Unrealized appreciation on index swap contracts	—	—	—	—	—	—	—	—

Total	$11,241	$—	$4,391	$51,980	$2,683	$—	$154	$5,688

328	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

(Amounts in thousands)
	Russell Strategic Bond Fund				Russell Investment Grade Bond Fund
Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts		Interest Rate Contracts

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$—	$5,844	$—	$—	$—	$81		$—
Daily variation margin on futures contracts*	—	—	—	454	—	—	—		354
Interest rate swap contracts, at market value	—	—	—	6,058	—	—	—		318
Credit default swap contracts, at market value	34,640	—	—	—	5,151	—	—		—
Unrealized depreciation on index swap contracts	—	—	—	—	—	—	—		—
Options written, at market value	—	—	—	1,613	—	—	—		377

Total	$34,640	$—	$5,844	$8,125	$5,151	$—	$81		$1,049

	Russell Short Duration Bond Fund				Russell Real Estate Securities Fund
Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts		Interest Rate Contracts
Location: Statement of Assets and Liabilities - Assets
Investments, at market value	$—	$—	$—	$—	$—	$—	$—		$—
Unrealized appreciation on foreign currency exchange contracts	—	—	87	—	—	—	—	**	—
Daily variation margin on futures contracts*	—	—	—	1,271	—	—	—		—
Interest rate swap contracts, at market value	—	—	—	2,583	—	—	—		—
Credit default swap contracts, at market value	247	—	—	—	—	—	—		—
Unrealized appreciation on index swap contracts	—	—	—	—	—	—	—		—

Total	$247	$—	$87	$3,854	$—	$—	$—		$—

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$—	$212	$—	$—	$—	$—	**	$—
Daily variation margin on futures contracts*	—	—	—	415	—	—	—		—
Interest rate swap contracts, at market value	—	—	—	13	—	—	—		—
Credit default swap contracts, at market value	146	—	—	—	—	—	—		—
Unrealized depreciation on index swap contracts	—	—	—	—	—	—	—		—
Options written, at market value	—	—	—	273	—	—	—		—

Total	$146	$—	$212	$701	$—	$—	$—		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the statement of assets & liabilities
**	Less than $500.

Notes to Financial Statements	329

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

The effects of the Funds with derivative instruments on the Statements of Operations for the six month period ended October 31, 2009 were as follows:

(Amounts in thousands)

	Russell U.S. Core Equity Fund				Russell U.S. Quantitative Equity Fund
Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments*	$—	$—	$—	$—	$—	$—	$—	$—
Futures contracts	—	104,320	—	—	—	95,362	—	—
Options Written	—	—	—	—	—	—	—	—
Credit default swap contracts	—	—	—	—	—	—	—	—
Index swap contracts	—	—	—	—	—	—	—	—
Interest rate swap contracts	—	—	—	—	—	—	—	—
Foreign currency-related transactions	—	—	—	—	—	—	—	—

Total	$—	$104,320	$—	$—	$—	$95,362	$—	$—

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments**	$—	$—	$—	$—	$—	$—	$—	$—
Futures contracts	—	(48,893)	—	—	—	(47,536)	—	—
Options Written	—	—	—	—	—	—	—	—
Credit default swap contracts	—	—	—	—	—	—	—	—
Index swap contracts	—	—	—	—	—	—	—	—
Interest rate swap contracts	—	—	—	—	—	—	—	—
Foreign currency-related transactions	—	—	—	—	—	—	—	—

Total	$—	$(48,893)	$—	$—	$—	$(47,536)	$—	$—

	Russell U.S. Growth Fund				Russell U.S. Value Fund
Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Operations - Net realized gain (loss)
Investments*	$—	$—	$—	$—	$—	$—	$—	$—
Futures contracts	—	2,174	—	—	—	3,204	—	—
Options Written	—	—	—	—	—	—	—	—
Credit default swap contracts	—	—	—	—	—	—	—	—
Index swap contracts	—	—	—	—	—	—	—	—
Interest rate swap contracts	—	—	—	—	—	—	—	—
Foreign currency-related transactions	—	—	—	—	—	—	—	—

Total	$—	$2,174	$—	$—	$—	$3,204	$—	$—

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments**	$—	$—	$—	$—	$—	$—	$—	$—
Futures contracts	—	(845)	—	—	—	(1,583)	—	—
Options Written	—	—	—	—	—	—	—	—
Credit default swap contracts	—	—	—	—	—	—	—	—
Index swap contracts	—	—	—	—	—	—	—	—
Interest rate swap contracts	—	—	—	—	—	—	—	—
Foreign currency-related transactions	—	—	—	—	—	—	—	—

Total	$—	$(845)	$—	$—	$—	$(1,583)	$—	$—

*	Includes net realized gain (loss) on purchased options as reported in Schedule of Investments.
**	Includes net change in unrealized appreciation/depreciation on purchased options as reported in Schedule of Investments.

330	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

(Amounts in thousands)
	Russell U.S. Small & Mid Cap Fund				Russell International Developed Markets Fund
Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments*	$—	$—	$—	$—	$—	$—	$—	$—
Futures contracts	—	45,034	—	—	—	128,566	—	—
Options Written	—	—	—	—	—	—	—	—
Credit default swap contracts	—	—	—	—	—	—	—	—
Index swap contracts	—	—	—	—	—	—	—	—
Interest rate swap contracts	—	—	—	—	—	—	—	—
Foreign currency-related transactions	—	—	—	—	—	—	45,066	—

Total	$—	$45,034	$—	$—	$—	$128,566	$45,066	$—

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments**	$—	$—	$—	$—	$—	$—	$—	$—
Futures contracts	—	(29,376)	—	—	—	(55,137)	—	—
Options Written	—	—	—	—	—	—	—	—
Credit default swap contracts	—	—	—	—	—	—	—	—
Index swap contracts	—	—	—	—	—	—	—	—
Interest rate swap contracts	—	—	—	—	—	—	—	—
Foreign currency-related transactions	—	—	—	—	—	—	(87)	—

Total	$—	$(29,376)	$—	$—	$—	$(55,137)	$(87)	$—

	Russell Global Equity Fund				Russell Emerging Markets Fund
Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Operations - Net realized gain (loss)
Investments*	$—	$—	$—	$—	$—	$—	$—	$—
Futures contracts	—	18,375	—	—	—	21,470	—	—
Options Written	—	—	—	—	—	—	—	—
Credit default swap contracts	—	—	—	—	—	—	—	—
Index swap contracts	—	—	—	—	—	4,396	—	—
Interest rate swap contracts	—	—	—	—	—	—	—	—
Foreign currency-related transactions	—	—	3,650	—	—	—	7,429	—

Total	$—	$18,375	$3,650	$—	$—	$25,866	$7,429	$—

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments**	$—	$—	$—	$—	$—	$—	$—	$—
Futures contracts	—	(8,811)	—	—	—	(5,082)	—	—
Options Written	—	—	—	—	—	—	—	—
Credit default swap contracts	—	—	—	—	—	—	—	—
Index swap contracts	—	—	—	—	—	(835)	—	—
Interest rate swap contracts	—	—	—	—	—	—	—	—
Foreign currency-related transactions	—	—	(573)	—	—	—	(2,851)	—

Total	$—	$(8,811)	$(573)	$—	$—	$(5,917)	$(2,851)	$—

*	Includes net realized gain (loss) on purchased options as reported in Schedule of Investments.
**	Includes net change in unrealized appreciation/depreciation on purchased options as reported in Schedule of Investments.

Notes to Financial Statements	331

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Russell Funds

Notes to Financial Statements, continued — October 31, 2009

(Amounts in thousands)
	Russell Tax-Managed U.S. Large Cap Fund				Russell Tax-Managed U.S. Mid & Small Cap Fund
Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments*	$—	$—	$—	$—	$—	$—	$—	$—
Futures contracts	—	8,111	—	—	—	4,728	—	—
Options Written	—	—	—	—	—	—	—	—
Credit default swap contracts	—	—	—	—	—	—	—	—
Index swap contracts	—	—	—	—	—	—	—	—
Interest rate swap contracts	—	—	—	—	—	—	—	—
Foreign currency-related transactions	—	—	—	—	—	—	—	—

Total	$—	$8,111	$—	$—	$—	$4,728	$—	$—

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments**	$—	$—	$—	$—	$—	$—	$—	$—
Futures contracts	—	(4,003)	—	—	—	(3,054)	—	—
Options Written	—	—	—	—	—	—	—	—
Credit default swap contracts	—	—	—	—	—	—	—	—
Index swap contracts	—	—	—	—	—	—	—	—
Interest rate swap contracts	—	—	—	—	—	—	—	—
Foreign currency-related transactions	—	—	—	—	—	—	—	—

Total	$—	$(4,003)	$—	$—	$—	$(3,054)	$—	$—

	Russell Strategic Bond Fund				Russell Investment Grade Bond Fund
Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Operations - Net realized gain (loss)
Investments*	$—	$—	$—	$579	$—	$—	$—	$457
Futures contracts	—	—	—	11,213	—	—	—	4,280
Options Written	—	—	—	578	—	—	—	513
Credit default swap contracts	(11,451)	—	—	—	264	—	—	—
Index swap contracts	—	—	—	—	—	—	—	—
Interest rate swap contracts	—	—	—	19,437	—	—	—	164
Foreign currency-related transactions	—	—	(10,623)	—	—	—	(84)	—

Total	$(11,451)	$—	$(10,623)	$31,807	$264	$—	$(84)	$5,414

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments**	$—	$—	$—	$(4,153)	$—	$—	$—	$(64)
Futures contracts	—	—	—	6,761	—	—	—	(1,878)
Options Written	—	—	—	2,537	—	—	—	118
Credit default swap contracts	16,392	—	—	—	(329)	—	—	—
Index swap contracts	—	—	—	—	—	—	—	—
Interest rate swap contracts	—	—	—	(3,493)	—	—	—	933
Foreign currency-related transactions	—	—	(158)	—	—	—	109	—

Total	$16,392	$—	$(158)	$1,652	$(329)	$—	$109	$(891)

*	Includes net realized gain (loss) on purchased options as reported in Schedule of Investments.
**	Includes net change in unrealized appreciation/depreciation on purchased options as reported in Schedule of Investments.

332	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

(Amounts in thousands)

	Russell Short Duration Bond Fund
Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments*	$—	$—	$—	$(102)
Futures contracts	—	—	—	1,172
Options Written	—	—	—	81
Credit default swap contracts	(633)	—	—	—
Index swap contracts	—	—	—	—
Interest rate swap contracts	—	—	—	537
Foreign currency-related transactions	—	—	(384)	—

Total	$(633)	$—	$(384)	$1,688

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments**	$—	$—	$—	$(789)
Futures contracts	—	—	—	104
Options Written	—	—	—	59
Credit default swap contracts	1,678	—	—	—
Index swap contracts	—	—	—	—
Interest rate swap contracts	—	—	—	1,229
Foreign currency-related transactions	—	—	(72)	—

Total	$1,678	$—	$(72)	$603

	Russell Real Estate Securities Fund
Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Operations - Net realized gain (loss)
Investments*	$—	$—	$—	$—
Futures contracts	—	—	—	—
Options Written	—	—	—	—
Credit default swap contracts	—	—	—	—
Index swap contracts	—	—	—	—
Interest rate swap contracts	—	—	—	—
Foreign currency-related transactions	—	—	(21)	—

Total	$—	$—	$(21)	$—

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments**	$—	$—	$—	$—
Futures contracts	—	—	—	—
Options Written	—	—	—	—
Credit default swap contracts	—	—	—	—
Index swap contracts	—	—	—	—
Interest rate swap contracts	—	—	—	—
Foreign currency-related transactions	—	—	(11)	—

Total	$—	$—	$(11)	$—

*	Includes net realized gain (loss) on purchased options as reported in Schedule of Investments.
**	Includes net change in unrealized appreciation/depreciation on purchased options as reported in Schedule of Investments.

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Funds’ investment objectives and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“contracts”). From time to time certain Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in

Notes to Financial Statements	333

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Notes to Financial Statements, continued — October 31, 2009 the Statements of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions.

For the period ended October 31, 2009, the following funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Russell International Developed Markets	Trade settlement, hedging, exposing cash reserves and return enhancement
Russell Global Equity	Trade settlement and exposing cash reserves
Russell Emerging Markets	Exposing cash reserves
Russell Strategic Bond	Return enhancement and hedging
Russell Investment Grade Bond	Return enhancement and hedging
Russell Short Duration Bond	Return enhancement and hedging
Russell Real Estate Securities	Trade settlement

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to expose cash reserves to markets.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments on the Statements of Operations.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

A Fund may enter into a swaption (swap option). In a swaption, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund’s Statement of Assets and Liabilities.

For the period ended October 31, 2009, the Funds purchased/sold options primarily for the strategies listed below:

Funds	Strategies
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging

Futures Contracts

The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a

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daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended October 31, 2009, the following funds entered into future contracts primarily for the strategies listed below:

Funds	Strategies
Russell U.S. Core Equity	Exposing cash reserves
Russell U.S. Quantitative Equity	Exposing cash reserves
Russell U.S. Growth	Exposing cash reserves
Russell U.S. Value	Exposing cash reserves
Russell U.S. Small & Mid Cap	Exposing cash reserves
Russell International Developed Markets	Exposing cash reserves and return enhancement
Russell Global Equity	Exposing cash reserves
Russell Emerging Markets	Exposing cash reserves
Russell Tax-Managed U.S. Large Cap	Exposing cash reserves
Russell Tax-Managed U.S. Mid & Small Cap	Exposing cash reserves
Russell Strategic Bond	Return enhancement, hedging and exposing cash reserves
Russell Investment Grade Bond	Return enhancement, hedging and exposing cash reserves
Russell Short Duration Bond	Return enhancement, hedging and exposing cash reserves

As of October 31, 2009, the Funds had cash collateral balances in connection with futures contracts purchased (sold) as follows:

	Cash Collateral for Futures	Due to Broker

Russell U.S. Core Equity Fund	$32,000,000	$—
Russell U.S. Quantitative Equity Fund	29,000,000	—
Russell U.S. Growth Fund	1,200,000	—
Russell U.S. Value Fund	1,200,000	—
Russell U.S. Small & Mid Cap Fund	10,500,000	—
Russell International Developed Markets Fund	38,585,189	—
Russell Global Equity Fund	6,800,000	—
Russell Emerging Markets Fund	12,076,818	—
Russell Tax-Managed U.S. Large Cap Fund	3,900,000	—
Russell Tax-Managed U.S. Mid & Small Cap Fund	1,100,000	—
Russell Strategic Bond Fund	3,644,296	—
Russell Investment Grade Bond Fund	488,400	—
Russell Short Duration Bond Fund	360,700	—

Swap Agreements

The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Certain Funds may enter into several different types of agreements including interest rate, credit default and currency swaps. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued

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excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount earmarked on the Funds’ records will be the full amount of the Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become more liquid.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds may enter into swap agreements with counterparties that meet RIMCo’s credit quality limitations. The Funds will not enter into any swap unless the counterparty has a minimum senior unsecured credit rating or long term counterparty credit rating, including reassignments, of A- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction.

Swap agreements generally are entered into by “eligible participants” and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (“CEA”) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

As of October 31, 2009, the Funds had cash collateral balances in connection with swap contracts purchased (sold) as follows:

	Cash Collateral for Swaps	Due to Broker
Russell Emerging Markets Fund	$3,500,000	$—
Russell Investment Grade Bond Fund	3,839,000	(1,520,000)
Russell Strategic Bond Fund	28,109,280	(22,296,850)
Russell Short Duration Bond Fund	—	(2,370,000)

Credit Default Swaps

The fixed income funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The fixed income funds may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, if there is instability in the market, there is a risk that the fixed income funds may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the fixed income funds may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the fixed income funds enter into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the fixed income funds to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller in a credit default swap, the fixed income funds would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event); the counterparty would be required to surrender the reference debt obligation. In return, the fixed income funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the fixed income funds would keep the stream of payments and would have no payment obligations. As a seller, the fixed income funds would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

The fixed income funds may also purchase credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio, in which case the fixed income funds would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs on a corporate issue and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The fixed income funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the fixed income funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

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Unlike credit default swaps on corporate issues, deliverable obligations for credit default swaps on asset-backed securities in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The fixed income funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or other defined credit events).

A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit-default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a fixed income fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2009 for which a fixed income fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a fixed income fund for the same referenced entity or entities.

Credit default swaps could result in losses if the fixed income funds do not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the fixed income funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The fixed income funds will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the fixed income funds may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the fixed income funds, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the fixed income funds.

If the creditworthiness of the fixed income funds’ swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fixed income funds. To limit the counterparty risk involved in swap agreements, the fixed income funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the fixed income funds will be able to do so, the fixed income funds may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The fixed income funds may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

For the period ended October 31, 2009, the Funds entered into credit default swaps primarily for the strategies listed below:

Funds	Strategies
Russell Strategic Bond	Return enhancement and hedging
Russell Investment Grade Bond	Return enhancement and hedging
Russell Short Duration Bond	Return enhancement and hedging

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Interest Rate Swaps

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

For the period ended October 31, 2009, the Funds entered into interest rate swaps primarily for the strategies listed below:

Funds	Strategies
Russell Strategic Bond	Return enhancement and hedging
Russell Investment Grade Bond	Return enhancement and hedging
Russell Short Duration Bond	Return enhancement and hedging

Index Swaps

Certain Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

For the period ended October 31, 2009, the Funds entered into index swaps primarily for the strategies listed below:

Funds	Strategies
Russell Emerging Markets	Exposing cash reserves

ISDA Master Agreements

The Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Loan Agreements

The Russell Strategic Bond, Russell Investment Grade Bond and Russell Short Duration Bond Funds may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Funds purchase assignments from agents they acquire direct rights against the borrower on the loan. At the period ended October 31, 2009, the Russell Strategic Bond Fund had $4,000,000 in unfunded loan commitments.

Short Sales

The Russell U.S. Quantitative Equity Fund may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying

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security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Fund is required to pledge assets in a segregated account maintained by the Fund’s custodian for the benefit of the broker. The Fund also may use securities it owns to meet any such collateral obligations. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of section 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (e.g., taking an offsetting long position in the security sold short.) As of October 31, 2009, $1,192,136,882 was held as collateral.

Investments in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

Repurchase Agreements

The fixed income funds and the Russell Money Market Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. In addition, RIMCo will monitor the Fund’s repurchase agreement transactions generally and will evaluate the credit worthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. A Fund will not invest more than 15% (10% in the case of the Russell Money Market Fund) of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The quality and value of the underlying assets may decline, or default. This has become an increasing risk for collateral related to sub-prime, Alt-A and non-conforming mortgage loans, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

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MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Through its investments in MBS, including those that are issued by private issuers, the Funds have exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Nonconforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgages loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgage that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Funds’ asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on

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repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Forward Commitments

The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s investment strategies. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and may realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Funds in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be earmarked on the Fund’s records at the trade date and until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

To be announced (“TBA”) is a forward mortgage-backed securities trade. The securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. As of October 31, 2009, the Funds did not have any cash collateral balances in connection with TBAs.

Inflation-Indexed Bonds

Fixed income funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market and Credit Risk

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to the credit risk, the Funds may be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the assets recorded in the financial statements (the “Assets”). Assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks in respect to the Assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc., among other Lehman subsidiaries, filed for protection under

Notes to Financial Statements	341

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain Funds had direct holdings, swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuers, counterparties or guarantors at the time the relevant Lehman Brothers entities filed for protection or were placed in administration. The direct holdings and other derivative transactions associated with Lehman Brothers have been written down to their estimated recoverable values and incorporated as components of other receivables and liabilities on the Statements of Assets and Liabilities and net changes in realized gain (loss) or unrealized appreciation (depreciation) on the Statements of Operations. The Funds have also utilized certain netting arrangements to offset payables and receivables of Lehman securities.

RIMCo or the Funds’ Money Managers have delivered notices of default and early termination to the relevant Lehman Brothers entities where required. For transactions with Lehman Brothers counterparties, RIMCo or the Funds’ Money Managers have terminated trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

The court overseeing all of the U.S. Lehman entities’ bankruptcy cases set filing deadlines for all those entities. The Lehman Brothers Inc. claims filing deadline was January 30, 2009 for all customer claims and June 1, 2009 for all general creditor claims related to Lehman Brothers Inc. In the case of all other U.S. Lehman entities, the court set filing deadlines of September 22, 2009 and November 2, 2009 (for certain “Program Securities”). To the extent that the Funds held accounts with Lehman Brothers Inc., the Funds filed the appropriate customer claims on January 29, 2009 and filed all other claims related to the U.S. Lehman entities on the foregoing deadlines.

Capital Support Agreement

A Capital Support Agreement (the “Agreement”) was entered into on September 15, 2008, by and between RIMCo and RIC, on behalf of Russell Money Market Fund (the “Fund”). The Agreement required RIMCo to make a payment to the Fund under certain circumstances in the event there were payment defaults or a restructuring with respect to certain specified Lehman Brothers Holdings, Inc. securities (the “Lehman Securities”) or realized losses from the disposition of Lehman Securities that caused the Fund’s market-based valuation to fall below a stated threshold compared to the Fund’s net asset value calculated under the amortized cost method. On September 14, 2009, the Lehman Securities were purchased by Frank Russell Company from the Fund at amortized cost of $402,764,934 plus accrued interest of $775,756. The performance of RIMCo’s obligations under the Agreement was guaranteed by Frank Russell Company (the Primary Guarantor) and Northwestern Mutual Life Insurance Company (the Secondary Guarantor), both affiliates of RIMCo.

Temporary Guarantee Program

The U.S. Treasury Department had established a Temporary Guarantee Program (“Program”) for money market funds. Under the Program, the U.S. Treasury would guarantee to investors in participating money market funds that they would receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The guarantee would be triggered if the participating money market fund’s net asset value per share fell below $0.9950, commonly referred to as breaking the buck. At a meeting held on September 29, 2008, the Board determined that the Russell Money Market Fund would participate in the Program. By written consent dated December 3, 2008, the Board determined that the Russell Money Market Fund would participate in the first extended term of the Program. At a meeting held on April 8, 2009, the Board determined that the Russell Money Market Fund would participate in the second extended term of the program. The Russell Money Market Fund was responsible for the fees required to participate in the Program, totaling $3,546,070 for the period ended October 31, 2009.

The Program provided coverage to shareholders of the Russell Money Market Fund for amounts that they held in the Russell Money Market Fund as of the close of business on September 19, 2008.

Under the terms of the Program, if the guarantee was triggered, the Board would have been required to initiate the actions necessary under applicable state and federal law to commence the liquidation of the Russell Money Market Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share would have been covered under the Program.

On September 18, 2009 the Program expired.

The Russell Money Market Fund was not in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

342	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

3.	Investment Transactions

Securities

During the period ended October 31, 2009, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales

Russell U.S. Core Equity Fund	$4,553,279,782	$4,602,521,867
Russell U.S. Quantitative Equity Fund	5,227,083,514	5,354,210,822
Russell U.S. Growth Fund	107,573,291	138,889,250
Russell U.S. Value Fund	154,438,201	195,631,633
Russell U.S. Small & Mid Cap Fund	1,751,031,432	1,731,121,813
Russell International Developed Markets Fund	3,909,023,784	3,808,856,822
Russell Global Equity Fund	1,001,818,802	953,804,360
Russell Emerging Markets Fund	698,052,366	768,631,467
Russell Tax-Managed U.S. Large Cap Fund	162,753,982	211,315,314
Russell Tax-Managed U.S. Mid & Small Cap Fund	62,839,069	94,221,719
Russell Strategic Bond Fund	5,427,499,054	5,605,109,325
Russell Investment Grade Bond Fund	353,588,149	456,213,182
Russell Short Duration Bond Fund	413,845,186	382,996,594
Russell Tax Exempt Bond Fund	223,645,204	201,515,614
Russell Real Estate Securities Fund	1,718,413,655	1,573,137,733

Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales

Russell Strategic Bond Fund	$5,254,052,485	$5,754,007,468
Russell Investment Grade Bond Fund	641,816,060	817,489,969
Russell Short Duration Bond Fund	580,151,944	526,004,363

Written Options Contracts

Transactions in written options contracts for the period ended October 31, 2009 for the following Funds were as follows:

	Russell Emerging Markets Fund		Russell Strategic Bond Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received

Outstanding October 31, 2008	1,270	$1,286,053	1,302	$7,274,574
Opened	2,350	462,415	1,409	5,241,020
Closed	(3,620)	(1,748,468)	(599)	(6,750,547)
Expired	—	—	(1,736)	(1,458,399)

Outstanding October 31, 2009	—	$—	376	$4,306,648

	Russell Investment Grade Bond Fund		Russell Short Duration Bond Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding October 31, 2008	884	$699,567	15	$1,499,077
Opened	2,127	2,172,894	191	507,130
Closed	(715)	(638,663)	(29)	(1,541,993)
Expired	(1,906)	(1,580,403)	(139)	(84,651)

Outstanding October 31, 2009	390	$653,395	38	$379,563

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Bank and Trust Company (“State Street”) in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Notes to Financial Statements	343

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be creditworthy.

The Funds that participate in securities lending have some cash collateral invested in the State Street Securities Lending Quality Trust Fund (“SLQT”). The short-term portfolio instruments held by SLQT are valued on the basis of amortized cost. Issuances and redemptions of interests in SLQT are made on each business day (“valuation date”). Currently, interests in SLQT are purchased and redeemed at a constant net asset value of $1.00 per unit for daily operational liquidity purposes, although redemptions for certain other purposes may be in-kind. In the event that a significant disparity develops between the net asset value based on amortized cost and the market based net asset value of SLQT, the Trustee of SLQT may determine that continued redemption at a constant $1.00 net asset value would create inequitable results for the SLQT’s interest holders. In these circumstances, the Trustee of SLQT, in its sole discretion and acting on behalf of the SLQT interest holders, may direct that interests be redeemed at the market-based net asset value until such time as the disparity between the market-based and the constant net asset value per unit is deemed to be insignificant.

At October 31, 2009, the SLQT was transacting at its amortized cost value of $1.00 per unit for daily operational liquidity purposes. The SLQT’s market value per unit is lower than its amortized cost value per unit. Effective February 10, 2009, the Funds began valuing the units of SLQT for purposes of the Funds’ daily valuation calculation at the unit’s market value rather than the unit’s amortized cost value. Each Fund has segregated assets to cover the difference between SLQT’s market value per unit and its amortized cost value per unit.

The Funds that participate in securities lending invested a portion of their cash collateral in the Russell Money Market Fund from 11/1/2008 through 10/5/2009 and currently invest a portion of their cash collateral in the Russell U.S. Cash Collateral Fund an unregistered fund advised by RIMCo and administered by RFSC.

As of October 31, 2009, the non-cash collateral pledged for the securities on loan in the following funds was as follows:

	Non-Cash Collateral Value	Non-Cash Collateral Holding

Russell U.S. Small & Mid Cap Fund	$3,118,636	Pool of US Government Securities
Russell International Developed Markets Fund	669,837	Pool of US Government Securities
Russell Real Estate Fund	76,352	Pool of US Government Securities

Custodian

The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. During the period ended October 31, 2009, the Funds’ custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statements of Operations:

Amount Paid

Russell U.S. Core Equity Fund	$17,688
Russell U.S. Quantitative Equity Fund	14,886
Russell U.S. Growth Fund	354
Russell U.S. Value Fund	591
Russell U.S. Small & Mid Cap Fund	6,317
Russell International Developed Markets Fund	13,839
Russell Global Equity Fund	3,607
Russell Emerging Markets Fund	4,938
Russell Tax-Managed U.S. Large Cap Fund	1,213
Russell Tax-Managed U.S. Mid & Small Cap Fund	567
Russell Strategic Bond Fund	2,768
Russell Investment Grade Bond Fund	196
Russell Short Duration Bond Fund	125
Russell Tax Exempt Bond Fund	46
Russell Real Estate Securities Fund	26
Russell Money Market Fund	514

344	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

Brokerage Commissions

The Funds effect certain transactions through LJR Recapture Services, division of BNY ConvergeEX Execution Solution LLC (“LJR”) and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used (i) to obtain research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as Advisor to the funds or (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the money managers or RIMCo believe that the Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by other non–affiliated brokers.

LJR may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo’s research budget has been met, as determined annually in the Soft Dollar Committee budgeting process.

Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Adviser.

4.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

RIMCo is the Funds’ adviser and RFSC, a wholly-owned subsidiary of RIMCo, is the Funds’ administrator and transfer agent. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

The Investment Company Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell Money Market Fund. As of October 31, 2009, $1,503,330,769 represents Investment Company Funds and investment by the Russell Investment Funds (“RIF”) in the Russell Money Market Fund. RIF employs the same investment adviser as RIC. In addition, a portion of the collateral received from the Investment Company’s securities lending program in the amount of $950,000,000 is invested in the Russell U.S. Cash Collateral Fund.

The advisory and administrative fees are based upon the average daily net assets of each Fund and the rates specified in the table below, are payable monthly and total $158,412,933 and $14,553,651 respectively, for the period ended October 31, 2009.

	Annual Rate
Funds	Adviser	Administrator
Russell U.S. Core Equity	0.55%	.05%
Russell U.S. Quantitative Equity	0.55	.05
Russell U.S. Growth	0.80	.05
Russell U.S. Value	0.70	.05
Russell U.S. Small & Mid Cap	0.70	.05
Russell International Developed Markets	0.70	.05
Russell Global Equity	0.95	.05
Russell Emerging Markets	1.15	.05
Russell Tax-Managed U.S. Large Cap	0.70	.05
Russell Tax-Managed U.S. Mid & Small Cap	0.98	.05
Russell Strategic Bond	0.50	.05
Russell Investment Grade Bond	0.25	.05
Russell Short Duration Bond	0.45	.05
Russell Tax Exempt Bond	0.30	.05
Russell Real Estate Securities	0.80	.05
Russell Money Market	0.20	.05

Notes to Financial Statements	345

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

For the Russell U.S. Growth Fund RIMCo has contractually agreed, at least until February 28, 2010, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except at the Board’s discretion. Direct Fund-level expenses for the Russell U.S. Growth Fund do not include 12b-1, shareholder services, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses. The total amount of the waiver for the period ended October 31, 2009 was $72,459. There were no reimbursements for the period ended October 31, 2009.

For the Russell Tax-Managed U.S. Mid & Small Cap Fund RIMCo has contractually agreed, at least until February 28, 2010, to waive up to the full amount of its 0.98% advisory fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except at the Board’s discretion. Direct Fund-level expenses for the Russell Tax-Managed U.S. Mid & Small Cap Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses. The total amount of the waiver for the period ended October 31, 2009 was $140,170. There were no reimbursements for the period ended October 31, 2009

For the Russell Strategic Bond Fund RIMCo has contractually agreed, at least until February 28, 2010, to waive 0.07% of its 0.50% advisory fee. This waiver may not be terminated during the relevant period except at the Board’s discretion. The total amount of the waiver for the period ended October 31, 2009 was $5,370,231.

For the Russell Money Market Fund RIMCo has contractually agreed, at least until February 28, 2010, to waive 0.15% of its 0.20% advisory fee. This waiver may not be terminated during the relevant period except at the Board’s discretion. The total amount of the waiver for the period ended October 31, 2009 was $6,824,399.

To maintain certain net yields for any Class of Shares of the Russell Money Market Fund, RIMCo may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, to the extent necessary, the Fund’s Transfer Agency Fee; (ii) second, to the extent necessary, the Fund’s Advisory Fee; and (iii) third, to the extent necessary, the Fund’s Administrative Fee; each waiver, reduction or reimbursement in an amount and for a period of time as determined by RIMCo.

RIMCo may recoup from the Russell Money Market Fund any portion of the Transfer Agency, Advisory or Administrative Fee waived, reduced or reimbursed (the “Reimbursement Amount”) pursuant to these arrangements during the previous 36 months, provided that such amount paid to RIMCo will not: 1) exceed 0.0049% of the class of the Fund’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to RIMCo; or 4) cause any class of the Fund to maintain a net negative yield. There is no guarantee that the Fund will maintain a positive net yield. As of October 31, 2009 there were no amounts available for recoupment.

The Adviser does not have the ability to recover amounts waived or reimbursed from previous periods expect the recoupment referenced above.

Capital Contributions

On September 14, 2009 Frank Russell Company made a capital contribution in the amount of $235,066 to the Russell Money Market Fund (the “Fund”) to offset the difference between par and amortized cost of the Lehman Brothers Holdings, Inc. securities that were covered under the Capital Support Agreement. Also, on October 6, 2009, a capital contribution in the amount of $851,826 was made to the Fund to offset capital loss carryforwards. Both contributions were made to ensure the maintenance of $1.00 per share NAV on a going forward basis.

Transfer and Dividend Disbursing Agent

RFSC is paid a fee for transfer agency and dividend disbursing services provided to the Funds. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Total transfer agency fees paid by the Funds presented herein for the period ended October 31, 2009 were $30,456,756.

346	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

RFSC has contractually agreed to waive, at least through February 28, 2010, a portion of its transfer agency fees as follows:

Funds/Classes	Waivers
Russell U.S. Core Equity-Class E	0.13%
Russell U.S. Core Equity-Class I	0.05
Russell U.S. Quantitative Equity-Class E	0.13
Russell U.S. Quantitative Equity-Class I	0.05
Russell U.S. Growth-Class I	0.05
Russell U.S. Small & Mid Cap-Class E	0.13
Russell International Developed Markets-Class E	0.13
Russell International Developed Markets-Class I	0.05
Russell Tax-Managed U.S. Large Cap-Class C, E & S	0.08
Russell Tax-Managed U.S. Mid & Small Cap-Class C, E & S	0.03
Russell Strategic Bond-Class A, C & S	0.02
Russell Strategic Bond-Class E	0.13
Russell Strategic Bond-Class I	0.05
Russell Investment Grade Bond-Class E	0.13
Russell Investment Grade Bond-Class I	0.05
Russell Short Duration Bond-Class A, C, E & S	0.08
Russell Tax Exempt Bond-Class C, E & S	0.08
Russell Money Market-Class A	0.01
Russell Money Market-Class S	0.12

For the period ended October 31, 2009, the total transfer agent fee waivers are as follows:

Amount
Russell U.S. Core Equity Fund	$481,804
Russell U.S. Quantitative Equity Fund	445,901
Russell U.S. Growth Fund	27,551
Russell U.S. Small & Mid Cap Fund	46,589
Russell International Developed Markets Fund	514,868
Russell Tax-Managed U.S. Large Cap Fund	244,788
Russell Tax-Managed U.S. Mid & Small Cap Fund	36,883
Russell Strategic Bond Fund	1,158,267
Russell Investment Grade Bond Fund	245,564
Russell Short Duration Bond Fund	259,309
Russell Tax Exempt Bond Fund	324,043
Russell Money Market Fund	7,499,808

Distributor and Shareholder Servicing

Russell Financial Services, Inc. (the “Distributor”), a wholly owned subsidiary of RIMCo, serves as a distributor for RIC, pursuant to the distribution agreement with the Investment Company.

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any selling agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class A and Class C shares subject to the distribution plan. With the exception of the Russell Money Market Fund, the 12b-1 distribution payments shall not exceed 0.25% or 0.75% of the average daily net assets of a Fund’s Class A or Class C shares, respectively, on an annual basis. The 12b-1 distribution payments shall not exceed 0.15% of the Russell Money Market Fund’s average daily net assets of the Fund’s Class A shares on an annual basis.

To maintain a certain net yield for Class A shares of the Russell Money Market Fund, payments of the 12b-1 distribution fees on these shares have been temporarily suspended for the period of July 1, 2009 through December 31, 2009.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C and Class E shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), these limitations are imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

Notes to Financial Statements	347

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

The aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class E Shares of the Funds may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions.

For the period ended October 31, 2009, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares

Russell Emerging Markets Fund	$852
Russell Strategic Bond Fund	6,697
Russell Short Duration Bond Fund	2,699
Russell Money Market Fund	6,838

For the period ended October 31, 2009, the sales commissions paid to the selling agents for the sales of Class A shares are as follows:

	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor

Russell U.S. Core Equity Fund	$61,765	$11,162
Russell U.S. Quantitative Equity Fund	54,624	10,077
Russell U.S. Small & Mid Cap Fund	44,418	7,867
Russell International Developed Markets Fund	60,432	11,217
Russell Global Equity Fund	23,612	4,161
Russell Emerging Markets Fund	73,145	12,230
Russell Strategic Bond Fund	135,786	27,408
Russell Short Duration Bond Fund	51,143	10,434
Russell Real Estate Securities Fund	81,711	12,142

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates as October 31, 2009 were as follows:

	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Small & Mid Cap Fund	Russell International Developed Markets Fund

Advisory fees	$2,170,987	$2,033,859	$71,432	$94,580	$863,185	$2,637,347
Administration fees	197,362	184,896	4,166	6,756	61,656	188,382
Distribution fees	59,238	50,790	3,905	7,194	22,926	56,195
Shareholder servicing fees	39,467	33,610	2,467	3,601	14,813	37,523
Transfer agent fees	287,963	268,384	10,465	21,000	115,166	281,083
Trustee fees	3,264	3,227	93	101	1,015	3,294

	$2,758,281	$2,574,766	$92,528	$133,232	$1,078,761	$3,203,824

	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax-Managed U.S. Large Cap Fund	Russell Tax-Managed U.S. Small & Mid Cap Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund

Advisory fees	$803,481	$1,253,560	$210,393	$112,460	$2,627,942	$202,381
Administration fees	42,288	54,502	15,028	5,899	305,575	40,476
Distribution fees	6,706	25,349	7,989	4,857	76,291	21,969
Shareholder servicing fees	5,064	13,832	5,840	2,253	53,539	16,339
Transfer agent fees	73,212	139,268	29,974	17,599	382,889	43,923
Trustee fees	791	963	208	54	—	1,132

	$931,542	$1,487,474	$269,432	$143,122	$3,446,236	$326,220

348	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Real Estate Securities Fund	Russell Money Market Fund

Advisory fees	$217,957	$116,099	$1,163,194	$119,821
Administration fees	24,217	19,350	72,699	122,071
Distribution fees	32,611	15,089	33,239	—
Shareholder servicing fees	13,563	9,840	17,801	—
Transfer agent fees	35,972	38,393	175,109	24,437
Trustee fees	476	429	822	5,585

	$324,796	$199,200	$1,462,864	$271,914

Affiliated Brokerage Commissions

The Funds will effect certain transactions through Russell Implementation Services Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers and for each Fund’s cash reserves.

Board of Trustees

The Russell Fund Complex consists of RIC, which has 37 Funds, and RIF, which has nine Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $60,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,500 for each special meeting attended in person, and $2,500 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending quarterly and special meetings and a $500 fee for attending committee meetings by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $52,000.

Notes to Financial Statements	349

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

5.	Federal Income Taxes

At October 31, 2009, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds	10/31/10	10/31/11	10/31/12	10/31/13

Russell U.S. Core Equity	$—	$—	$—	$—
Russell U.S. Quantitative Equity	—	—	—	—
Russell U.S. Growth	—	—	—	—
Russell U.S. Value	362,611	—	—	—
Russell U.S. Small & Mid Cap	—	—	—	—
Russell International Developed Markets	—	—	—	—
Russell Global Equity	—	—	—	—
Russell Emerging Markets	—	—	—	—
Russell Tax-Managed U.S. Large Cap	46,414,873	—	—	—
Russell Tax-Managed U.S. Mid & Small Cap	—	—	—	—
Russell Strategic Bond	—	—	—	—
Russell Investment Grade Bond	—	—	—	—
Russell Short Duration Bond	—	—	—	4,738,363
Russell Tax Exempt Bond	—	—	140,435	—
Russell Real Estate Securities	—	—	—	—
Russell Money Market	—	—	—	—

Funds	10/31/14	10/31/15	10/31/16	10/31/17	Totals
Russell U.S. Core Equity	$—	$99,028,085	$346,861,203	$876,346,251	1,322,235,539
Russell U.S. Quantitative Equity	—	122,943,623	165,226,628	1,026,703,666	1,314,873,917
Russell U.S. Growth	—	—	19,637,602	24,407,884	44,045,486
Russell U.S. Value	—	—	70,860,794	60,819,183	132,042,588
Russell U.S. Small & Mid Cap	—	111,340,885	180,498,346	369,191,603	661,030,834
Russell International Developed Markets	—	67,525,118	404,357,668	790,159,939	1,262,042,725
Russell Global Equity	—	—	170,138,657	223,407,611	393,546,268
Russell Emerging Markets	—	—	—	122,286,228	122,286,228
Russell Tax-Managed U.S. Large Cap	—	—	52,637,286	43,361,512	142,413,671
Russell Tax-Managed U.S. Mid & Small Cap	—	—	11,436,638	22,547,248	33,983,886
Russell Strategic Bond	—	—	—	33,015,391	33,015,391
Russell Investment Grade Bond	—	—	—	—	—
Russell Short Duration Bond	7,439,440	1,010,941	—	10,599,328	23,788,072
Russell Tax Exempt Bond	634,298	1,197,042	4,001,028	—	5,972,803
Russell Real Estate Securities	—	—	82,472,749	226,876,449	309,349,198
Russell Money Market	—	—	1,173,802	—	1,173,802

Russell U.S. Value Fund had a capital loss carryforward of $362,611 that it acquired from the Equity Income Fund which will expire on October 31, 2010.

Russell U.S. Core Equity Fund had a capital loss carryforward of $99,028,085 that it acquired from the Diversified Equity Fund which will expire on October 31, 2015. The capital loss carryforward of Russell U.S. Core Equity Fund may be subject to loss limitations.

Russell U.S. Quantitative Equity Fund had a capital loss carryforward of $122,943,623 that it acquired from the Quantitative Equity Fund which will expire on October 31, 2015. The capital loss carryforward of Russell U.S. Quantitative Equity Fund may be subject to loss limitations.

Russell U.S. Small & Mid Cap Fund had a capital loss carryforward of $111,340,885 that it acquired from the Special Growth Fund which will expire on October 31, 2015. The capital loss carryforward of Russell U.S. Small & Mid Cap Fund may be subject to loss limitations.

Russell International Developed Markets Fund had a capital loss carryforward of $67,525,118 that it acquired from the Internation Securities Fund. The capital loss carryforward of the Russell International Developed Markets Fund may be subject to loss limitations.

350	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

At October 31, 2009, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund

Cost of Investments	$4,650,865,213	$4,690,767,850	$90,289,173	$160,267,963

Unrealized Appreciation	41,313,311	394,067,065	10,083,685	663,948
Unrealized Depreciation	(19,518,227)	(501,159,083)	(2,711,336)	(1,074,364)

Net Unrealized Appreciation (Depreciation)	$21,795,084	$(107,092,018)	$7,372,349	$(410,416)

Undistributed Ordinary Income	$1,388,982	$2,677,435	$72,399	$24,139
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(1,322,235,539)	$(1,314,873,917)	$(44,045,486)	$(132,042,588)
Tax Composition of Distributions:
Ordinary Income	$49,939,288	$55,882,276	$470,084	$2,135,507
Tax-Exempt Income	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—
Distributions in Excess	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—

	Russell U.S. Small & Mid Cap Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax- Managed U.S. Large Cap Fund
Cost of Investments	$1,653,826,403	$4,471,302,730	$1,027,483,628	$1,111,660,074	$310,507,703

Unrealized Appreciation	103,577,464	56,158,655	69,668,503	255,446,603	57,328,100
Unrealized Depreciation	(52,066,693)	(32,390,553)	(24,514,461)	(35,876,067)	(15,858,841)

Net Unrealized Appreciation (Depreciation)	$51,510,771	$23,768,102	$45,154,042	$219,570,536	$41,469,259

Undistributed Ordinary Income	$5,640,567	$146,329,973	$12,778,634	$33,312,070	$1,724,242
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(661,030,834)	$(1,262,042,725)	$(393,546,268)	$(122,286,228)	$(142,413,671)
Tax Composition of Distributions:
Ordinary Income	$5,832,494	$—	$12,020,785	$942,936	$4,545,196
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$39,810,837	$—
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

	Russell Tax- Managed U.S. Mid & Small Cap Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Real Estate Securities Fund
Cost of Investments	$164,140,516	$8,494,666,995	$1,187,735,251	$587,377,025	$445,418,611	$2,179,947,373

Unrealized Appreciation	15,231,299	238,018,141	36,383,908	16,634,073	15,194,801	6,809,734
Unrealized Depreciation	(10,403,531)	(622,981,392)	(67,251,613)	(10,095,726)	(2,995,961)	(33,624,547)

Net Unrealized Appreciation (Depreciation)	$4,827,768	$(384,963,251)	$(30,867,705)	$6,538,347	$12,198,840	$(26,814,813)

Undistributed Ordinary Income	$—	$33,970,061	$9,576,970	$5,175,519	$1,305,107	$4,034,437
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(33,983,886)	$(33,015,391)	$—	$(23,788,072)	$(5,972,803)	$(309,349,198)
Tax Composition of Distributions:
Ordinary Income	$1,003,471	$350,911,116	$43,396,880	$16,267,426	$46,840	$48,778,644
Tax-Exempt Income	$—	$—	$—	$—	$13,986,165	$—
Long-Term Capital Gains	$—	$18,052,528	$—	$—	$—	$—
Distributions in Excess	$106,037	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—	$—

Notes to Financial Statements	351

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2009 and October 31, 2008 were as follows:

	Shares		Dollars
Russell U.S. Core Equity Fund	2009	2008	2009	2008

Class A(1)
Proceeds from shares sold	447	49	$8,462	$1,040
Shares issued in connection with acquisition of Diversified Equity Fund	—	788	—	21,768
Proceeds from reinvestment of distributions	7	1	156	15
Payments for shares redeemed	(318)	(57)	(5,958)	(1,200)

Net increase(decrease)	136	781	2,660	21,623

Class C(1)
Proceeds from shares sold	629	81	12,094	1,833
Shares issued in connection with acquisition of Diversified Equity Fund	—	4,360	—	120,382
Proceeds from reinvestment of distributions	13	1	231	30
Payments for shares redeemed	(1,188)	(281)	(22,547)	(6,413)

Total net increase (decrease)	(546)	4,161	(10,222)	115,832

Class E
Proceeds from shares sold	1,147	1,542	21,991	48,472
Shares issued in connection with acquisition of Diversified Equity Fund	—	2,376	—	65,598
Proceeds from reinvestment of distributions	45	166	848	5,392
Payments for shares redeemed	(1,592)	(807)	(31,503)	(21,785)

Total net increase (decrease)	(400)	3,277	(8,664)	97,677

Class I
Proceeds from shares sold	12,011	14,102	230,227	411,577
Proceeds from reinvestment of distributions	466	3,580	8,973	116,547
Payments for shares redeemed	(18,915)	(12,279)	(351,959)	(359,017)

Net increase(decrease)	(6,438)	5,403	(112,759)	169,107

Class S(1)
Proceeds from shares sold	23,075	4,511	442,726	103,706
Shares issued in connection with acquisition of Diversified Equity Fund	—	138,687	—	3,827,755
Proceeds from reinvestment of distributions	684	49	13,195	1,176
Payments for shares redeemed	(21,600)	(82,973)	(403,289)	(2,193,369)

Net increase(decrease)	2,159	60,274	52,632	1,739,268

Class Y
Proceeds from shares sold	8,287	86,858	157,410	2,335,213
Proceeds from reinvestment of distributions	1,264	1,548	24,406	49,634
Payments for shares redeemed	(12,424)	(10,447)	(236,317)	(305,883)

Net increase(decrease)	(2,873)	77,959	(54,501)	2,078,964

Total increase (decrease)	(7,962)	151,855	$(130,854)	$4,222,471

352	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell U.S. Quantitative Equity Fund	2009	2008	2009	2008

Class A(1)
Proceeds from shares sold	294	35	$6,159	$807
Shares issued in connection with acquisition of Quantitative Equity Fund	—	637	—	18,674
Proceeds from reinvestment of distributions	8	—	163	12
Payments for shares redeemed	(217)	(25)	(4,435)	(564)

Net increase(decrease)	85	647	1,887	18,929

Class C(1)
Proceeds from shares sold	318	39	6,588	931
Shares issued in connection with acquisition of Quantitative Equity Fund	—	3,893	—	114,059
Proceeds from reinvestment of distributions	13	2	263	48
Payments for shares redeemed	(1,071)	(210)	(21,987)	(4,843)

Net increase(decrease)	(740)	3,724	(15,136)	110,195

Class E
Proceeds from shares sold	864	912	17,747	30,643
Shares issued in connection with acquisition of Quantitative Equity Fund	—	2,241	—	65,716
Proceeds from reinvestment of distributions	47	202	975	6,891
Payments for shares redeemed	(1,498)	(1,000)	(32,483)	(30,090)

Net increase(decrease)	(587)	2,355	(13,761)	73,160

Class I
Proceeds from shares sold	9,143	11,477	190,213	352,169
Proceeds from reinvestment of distributions	459	3,667	9,600	125,065
Payments for shares redeemed	(15,413)	(12,551)	(313,114)	(393,403)

Net increase(decrease)	(5,811)	2,593	(113,301)	83,831

Class S(1)
Proceeds from shares sold	18,750	3,362	392,433	80,296
Shares issued in connection with acquisition of Quantitative Equity Fund	—	129,013	—	3,787,829
Proceeds from reinvestment of distributions	731	40	15,327	1,022
Payments for shares redeemed	(18,746)	(76,554)	(381,259)	(2,151,043)

Net increase(decrease)	735	55,861	26,501	1,718,104

Class Y
Proceeds from shares sold	8,109	77,514	160,619	2,201,716
Proceeds from reinvestment of distributions	1,303	1,158	27,289	38,914
Payments for shares redeemed	(11,397)	(3,436)	(236,105)	(102,915)

Net increase(decrease)	(1,985)	75,236	(48,197)	2,137,715

Total increase (decrease)	(8,303)	140,416	$(162,007)	$4,141,934

Notes to Financial Statements	353

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Russell Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell U.S Growth Fund	2009	2008	2009	2008

Class C
Proceeds from shares sold	248	386	$1,251	$3,026
Proceeds from reinvestment of distributions	—	59	—	496
Payments for shares redeemed	(500)	(447)	(2,452)	(3,349)

Net increase(decrease)	(252)	(2)	(1,201)	173

Class E
Proceeds from shares sold	134	358	754	2,826
Proceeds from reinvestment of distributions	1	36	5	323
Payments for shares redeemed	(270)	(152)	(1,508)	(1,187)

Net increase(decrease)	(135)	242	(749)	1,962

Class I
Proceeds from shares sold	1,868	2,118	10,070	17,849
Proceeds from reinvestment of distributions	61	496	312	4,557
Payments for shares redeemed	(4,864)	(3,648)	(26,727)	(28,748)

Net increase(decrease)	(2,935)	(1,034)	(16,345)	(6,342)

Class S
Proceeds from shares sold	2,550	2,838	13,445	22,676
Proceeds from reinvestment of distributions	24	354	120	3,220
Payments for shares redeemed	(5,370)	(3,301)	(29,252)	(25,642)

Net increase(decrease)	(2,796)	(109)	(15,687)	254

Total increase (decrease)	(6,118)	(903)	$(33,982)	$(3,953)

	Shares		Dollars
Russell U.S. Value Fund	2009	2008	2009	2008

Class C
Proceeds from shares sold	173	272	$983	$2,524
Proceeds from reinvestment of distributions	10	387	51	3,762
Payments for shares redeemed	(508)	(686)	(2,627)	(5,936)

Net increase(decrease)	(325)	(27)	(1,593)	350

Class E
Proceeds from shares sold	155	596	803	5,942
Proceeds from reinvestment of distributions	13	215	65	2,115
Payments for shares redeemed	(543)	(456)	(3,029)	(3,831)

Net increase(decrease)	(375)	355	(2,161)	4,226

Class I
Proceeds from shares sold	2,038	2,576	10,627	23,618
Proceeds from reinvestment of distributions	129	2,060	677	20,349
Payments for shares redeemed	(4,754)	(5,920)	(25,281)	(54,303)

Net increase(decrease)	(2,587)	(1,284)	(13,977)	(10,336)

Class S
Proceeds from shares sold	3,500	5,201	18,358	46,975
Proceeds from reinvestment of distributions	239	4,220	1,253	41,639
Payments for shares redeemed	(9,364)	(11,191)	(49,245)	(99,700)

Net increase(decrease)	(5,625)	(1,770)	(29,634)	(11,086)

Total increase (decrease)	(8,912)	(2,726)	$(47,365)	$(16,846)

354	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell U.S. Small & Mid Cap Fund	2009	2008	2009	2008

Class A(1)
Proceeds from shares sold	275	29	$3,812	$540
Shares issued in connection with acquisition of Special Growth Fund	—	468	—	9,842
Proceeds from reinvestment of distributions	2	—	28	—
Payments for shares redeemed	(174)	(30)	(2,486)	(514)

Net increase(decrease)	103	467	1,354	9,868

Class C(1)
Proceeds from shares sold	298	59	4,126	1,027
Shares issued in connection with acquisition of Special Growth Fund	—	2,322	—	48,878
Proceeds from reinvestment of distributions	2	—	33	—
Payments for shares redeemed	(667)	(139)	(9,078)	(2,307)

Net increase(decrease)	(367)	2,242	(4,919)	47,598

Class E
Proceeds from shares sold	704	767	9,437	17,761
Shares issued in connection with acquisition of Special Growth Fund	—	1,148	—	24,167
Proceeds from reinvestment of distributions	7	261	87	6,343
Payments for shares redeemed	(1,345)	(675)	(19,512)	(14,853)

Net increase(decrease)	(634)	1,501	(9,988)	33,418

Class I
Proceeds from shares sold	3,852	5,656	52,349	120,374
Proceeds from reinvestment of distributions	66	2,916	882	71,050
Payments for shares redeemed	(8,376)	(6,288)	(113,561)	(143,610)

Net increase(decrease)	(4,458)	2,284	(60,330)	47,814

Class S(1)
Proceeds from shares sold	11,707	2,552	160,645	42,399
Shares issued in connection with acquisition of Special Growth Fund	—	59,237	—	1,252,855
Proceeds from reinvestment of distributions	140	—	1,883	—
Payments for shares redeemed	(11,067)	(30,175)	(147,355)	(603,517)

Net increase(decrease)	780	31,614	15,173	691,737

Class Y
Proceeds from shares sold	4,819	30,169	62,329	608,874
Proceeds from reinvestment of distributions	199	622	2,667	15,138
Payments for shares redeemed	(5,093)	(334)	(72,876)	(7,474)

Net increase(decrease)	(75)	30,457	(7,880)	616,538

Total increase (decrease)	(4,651)	68,565	$(66,590)	$1,446,973

Notes to Financial Statements	355

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell International Developed Markets Fund	2009	2008	2009	2008

Class A(1)
Proceeds from shares sold	299	38	$7,186	$1,022
Shares issued in connection with acquisition of International Securities Fund	—	615	—	20,043
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(220)	(37)	(5,138)	(1,058)

Net increase(decrease)	79	616	2,048	20,007

Class C(1)
Proceeds from shares sold	361	68	8,866	1,812
Shares issued in connection with acquisition of International Securities Fund	—	3,524	—	114,815
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(1,016)	(264)	(23,547)	(7,259)

Net increase(decrease)	(655)	3,328	(14,681)	109,368

Class E
Proceeds from shares sold	1,045	1,091	24,241	42,444
Shares issued in connection with acquisition of International Securities Fund	—	2,219	—	72,286
Proceeds from reinvestment of distributions	—	287	—	12,223
Payments for shares redeemed	(1,538)	(1,146)	(39,424)	(35,887)

Net increase(decrease)	(493)	2,451	(15,183)	91,066

Class I
Proceeds from shares sold	10,677	13,131	248,334	482,224
Proceeds from reinvestment of distributions	—	7,125	—	302,631
Payments for shares redeemed	(16,817)	(14,502)	(388,504)	(540,930)

Net increase(decrease)	(6,140)	5,754	(140,170)	243,925

Class S(1)
Proceeds from shares sold	17,976	4,745	420,554	128,454
Shares issued in connection with acquisition of International Securities Fund	—	100,726	—	3,277,639
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(16,028)	(61,132)	(373,387)	(1,941,393)

Net increase(decrease)	1,948	44,339	47,167	1,464,700

Class Y
Proceeds from shares sold	6,300	62,545	140,298	2,015,787
Proceeds from reinvestment of distributions	—	1,608	—	68,012
Payments for shares redeemed	(13,490)	(1,973)	(332,136)	(72,824)

Net increase(decrease)	(7,190)	62,180	(191,838)	2,010,975

Total increase (decrease)	(12,451)	118,668	$(312,657)	$3,940,041

356	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell Global Equity Fund	2009	2008	2009	2008

Class A
Proceeds from shares sold	562	280	$3,308	$2,732
Proceeds from reinvestment of distributions	10	7	57	77
Payments for shares redeemed	(332)	(110)	(1,818)	(1,009)

Net increase (decrease)	240	177	1,547	1,800

Class C
Proceeds from shares sold	386	562	2,253	5,243
Proceeds from reinvestment of distributions	2	24	13	253
Payments for shares redeemed	(445)	(290)	(2,586)	(2,505)

Net increase (decrease)	(57)	296	(320)	2,991

Class E
Proceeds from shares sold	780	508	4,618	4,578
Proceeds from reinvestment of distributions	21	40	119	415
Payments for shares redeemed	(479)	(265)	(3,064)	(2,343)

Net increase (decrease)	322	283	1,673	2,650

Class S
Proceeds from shares sold	25,285	35,054	147,332	324,167
Proceeds from reinvestment of distributions	759	3,135	4,272	32,505
Payments for shares redeemed	(17,988)	(86,923)	(103,095)	(707,623)

Net increase (decrease)	8,056	(48,734)	48,509	(350,951)

Class Y(2)
Proceeds from shares sold	3,902	76,684	21,777	617,039
Proceeds from reinvestment of distributions	1,266	—	7,129	—
Payments for shares redeemed	(12,412)	(114)	(74,470)	(742)

Net increase(decrease)	(7,244)	76,570	(45,564)	616,297

Total increase (decrease)	1,317	28,592	$5,845	$272,787

Notes to Financial Statements	357

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell Emerging Markets Fund	2009	2008	2009	2008

Class A
Proceeds from shares sold	312	686	$3,965	$16,260
Proceeds from reinvestment of distributions	31	90	313	1,983
Payments for shares redeemed	(353)	(174)	(4,222)	(3,254)

Net increase(decrease)	(10)	602	56	14,989

Class C
Proceeds from shares sold	408	510	4,952	9,946
Proceeds from reinvestment of distributions	116	565	1,103	12,037
Payments for shares redeemed	(795)	(846)	(8,489)	(15,712)

Net increase(decrease)	(271)	229	(2,434)	6,271

Class E
Proceeds from shares sold	884	848	11,008	16,454
Proceeds from reinvestment of distributions	79	348	789	7,725
Payments for shares redeemed	(952)	(861)	(12,087)	(17,113)

Net increase(decrease)	11	335	(290)	7,066

Class S
Proceeds from shares sold	22,421	23,398	258,101	435,199
Proceeds from reinvestment of distributions	2,226	14,622	22,211	324,016
Payments for shares redeemed	(25,892)	(46,096)	(306,717)	(796,088)

Net increase(decrease)	(1,245)	(8,076)	(26,405)	(36,873)

Class Y(2)
Proceeds from shares sold	3,094	28,801	31,048	437,719
Proceeds from reinvestment of distributions	1,490	—	14,874	—
Payments for shares redeemed	(11,875)	(25)	(142,024)	(313)

Net increase(decrease)	(7,291)	28,776	(96,102)	437,406

Total increase (decrease)	(8,806)	21,866	$(125,175)	$428,859

358	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell Tax-Managed U.S Large Cap Fund	2009	2008	2009	2008

Class C
Proceeds from shares sold	293	365	$4,007	$7,218
Proceeds from reinvestment of distributions	1	—	9	—
Payments for shares redeemed	(465)	(329)	(5,730)	(6,080)

Net increase(decrease)	(171)	36	(1,714)	1,138

Class E
Proceeds from shares sold	287	295	3,674	5,728
Proceeds from reinvestment of distributions	11	4	138	82
Payments for shares redeemed	(272)	(115)	(3,650)	(2,169)

Net increase(decrease)	26	184	162	3,641

Class S
Proceeds from shares sold	10,280	7,676	132,410	144,863
Proceeds from reinvestment of distributions	328	170	4,086	3,770
Payments for shares redeemed	(14,095)	(8,532)	(182,260)	(150,360)

Net increase(decrease)	(3,487)	(686)	(45,764)	(1,727)

Total increase (decrease)	(3,632)	(466)	$(47,316)	$3,052

	Shares		Dollars
Russell Tax-Managed U.S. Mid & Small Cap Fund	2009	2008	2009	2008

Class C
Proceeds from shares sold	261	338	$2,197	$4,041
Proceeds from reinvestment of distributions	—	89	—	1,124
Payments for shares redeemed	(525)	(367)	(4,195)	(4,194)

Net increase(decrease)	(264)	60	(1,998)	971

Class E
Proceeds from shares sold	112	104	910	1,308
Proceeds from reinvestment of distributions	2	20	14	276
Payments for shares redeemed	(119)	(78)	(1,063)	(982)

Net increase(decrease)	(5)	46	(139)	602

Class S
Proceeds from shares sold	4,915	8,242	$42,754	109,484
Proceeds from reinvestment of distributions	119	1,340	1,023	18,522
Payments for shares redeemed	(8,668)	(10,935)	(76,012)	(140,604)

Net increase(decrease)	(3,634)	(1,353)	(32,235)	(12,598)

Total increase (decrease)	(3,903)	(1,247)	$(34,372)	$(11,025)

Notes to Financial Statements	359

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell Strategic Bond Fund	2009	2008	2009	2008

Class A(1)
Proceeds from shares sold	2,643	110	$25,022	$1,063
Shares issued in connection with acquisition of Multistrategy Bond Fund	—	2,421	—	23,851
Proceeds from reinvestment of distributions	151	5	1,413	45
Payments for shares redeemed	(1,349)	(106)	(12,673)	(1,003)

Net increase(decrease)	1,445	2,430	13,762	23,956

Class C(1)
Proceeds from shares sold	3,012	241	28,372	2,330
Shares issued in connection with acquisition of Multistrategy Bond Fund	—	11,048	—	108,821
Proceeds from reinvestment of distributions	452	19	4,218	185
Payments for shares redeemed	(3,534)	(786)	(33,048)	(7,504)

Net increase(decrease)	(70)	10,522	(458)	103,832

Class E
Proceeds from shares sold	4,315	2,892	41,276	29,293
Shares issued in connection with acquisition of Multistrategy Bond Fund	—	12,041	—	117,884
Proceeds from reinvestment of distributions	765	150	7,092	1,524
Payments for shares redeemed	(5,654)	(1,996)	(51,980)	(19,591)

Net increase(decrease)	(574)	13,087	(3,612)	129,110

Class I
Proceeds from shares sold	40,933	57,395	382,824	591,988
Proceeds from reinvestment of distributions	7,204	7,262	66,659	74,121
Payments for shares redeemed	(66,313)	(54,112)	(609,520)	(543,129)

Net increase(decrease)	(18,176)	10,545	(160,037)	122,980

Class S(1)
Proceeds from shares sold	79,428	12,772	753,035	122,494
Shares issued in connection with acquisition of Multistrategy Bond Fund	—	594,483	—	5,855,655
Proceeds from reinvestment of distributions	10,480	404	98,104	3,919
Payments for shares redeemed	(87,880)	(400,456)	(818,737)	(3,899,588)

Net increase(decrease)	2,028	207,203	32,402	2,082,480

Class Y
Proceeds from shares sold	56,626	390,011	527,830	3,783,974
Proceeds from reinvestment of distributions	19,037	1,709	176,631	16,948
Payments for shares redeemed	(78,450)	(58,988)	(708,761)	(563,735)

Net increase(decrease)	(2,787)	332,732	(4,300)	3,237,187

Total increase (decrease)	(18,134)	576,519	$(122,243)	$5,699,545

360	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell Investment Grade Bond Fund	2009	2008	2009	2008

Class C
Proceeds from shares sold	528	411	$10,379	$8,499
Proceeds from reinvestment of distributions	51	62	1,000	1,249
Payments for shares redeemed	(542)	(600)	(10,697)	(12,191)

Net increase(decrease)	37	(127)	682	(2,443)

Class E
Proceeds from shares sold	549	1,314	11,051	27,277
Proceeds from reinvestment of distributions	80	128	1,574	2,589
Payments for shares redeemed	(1,176)	(1,449)	(23,138)	(29,606)

Net increase(decrease)	(547)	(7)	(10,513)	260

Class I
Proceeds from shares sold	5,651	4,934	111,395	101,224
Proceeds from reinvestment of distributions	751	1,246	14,805	25,149
Payments for shares redeemed	(9,809)	(17,661)	(191,721)	(361,232)

Net increase(decrease)	(3,407)	(11,481)	(65,521)	(234,859)

Class S
Proceeds from shares sold	2,110	1,271	41,599	26,118
Proceeds from reinvestment of distributions	236	377	4,656	7,618
Payments for shares redeemed	(3,619)	(5,459)	(70,888)	(111,969)

Net increase(decrease)	(1,273)	(3,811)	(24,633)	(78,233)

Class Y
Proceeds from shares sold	3,504	4,298	70,648	87,677
Proceeds from reinvestment of distributions	881	1,407	17,324	28,346
Payments for shares redeemed	(13,069)	(9,361)	(260,113)	(190,595)

Net increase(decrease)	(8,684)	(3,656)	(172,141)	(74,572)

Total increase (decrease)	(13,874)	(19,082)	$(272,126)	$(389,847)

Notes to Financial Statements	361

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell Short Duration Bond Fund	2009	2008	2009	2008

Class A
Proceeds from shares sold	721	332	$12,780	$6,233
Proceeds from reinvestment of distributions	15	8	267	144
Payments for shares redeemed	(268)	(147)	(4,824)	(2,741)

Net increase(decrease)	468	193	8,223	3,636

Class C
Proceeds from shares sold	2,223	738	40,484	13,630
Proceeds from reinvestment of distributions	36	31	643	567
Payments for shares redeemed	(884)	(374)	(15,785)	(6,863)

Net increase(decrease)	1,375	395	25,342	7,334

Class E
Proceeds from shares sold	616	361	11,082	6,779
Proceeds from reinvestment of distributions	21	34	380	629
Payments for shares redeemed	(511)	(483)	(9,037)	(8,993)

Net increase(decrease)	126	(88)	2,425	(1,585)

Class S
Proceeds from shares sold	13,079	6,502	234,341	121,643
Proceeds from reinvestment of distributions	546	831	9,739	15,427
Payments for shares redeemed	(8,384)	(16,966)	(148,886)	(312,420)

Net increase(decrease)	5,241	(9,633)	95,194	(175,350)

Class Y (2)
Proceeds from shares sold	2,494	6,811	45,806	122,471
Proceeds from reinvestment of distributions	248	78	4,425	1,380
Payments for shares redeemed	(1,006)	(429)	(17,790)	(7,492)

Net increase(decrease)	1,736	6,460	32,441	116,359

Total increase (decrease)	8,946	(2,673)	$163,625	$(49,606)

	Shares		Dollars
Russell Tax Exempt Bond Fund	2009	2008	2009	2008

Class C
Proceeds from shares sold	574	490	$12,277	$10,397
Proceeds from reinvestment of distributions	19	15	405	321
Payments for shares redeemed	(284)	(295)	(6,060)	(6,181)

Net increase(decrease)	309	210	6,622	4,537

Class E
Proceeds from shares sold	459	331	9,871	7,077
Proceeds from reinvestment of distributions	27	30	580	647
Payments for shares redeemed	(313)	(375)	(6,667)	(8,000)

Net increase(decrease)	173	(14)	3,784	(276)

Class S
Proceeds from shares sold	9,438	9,123	201,304	193,938
Proceeds from reinvestment of distributions	538	544	11,444	11,538
Payments for shares redeemed	(9,021)	(7,562)	(190,529)	(159,592)

Net increase(decrease)	955	2,105	22,219	45,884

Total increase (decrease)	1,437	2,301	$32,625	$50,145

362	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Russell Real Estate Securities Fund	2009	2008	2009	2008

Class A
Proceeds from shares sold	193	489	$4,273	$20,243
Proceeds from reinvestment of distributions	20	54	405	2,084
Payments for shares redeemed	(189)	(97)	(3,941)	(3,594)

Net increase(decrease)	24	446	737	18,733

Class C
Proceeds from shares sold	254	273	5,459	10,439
Proceeds from reinvestment of distributions	48	294	931	11,238
Payments for shares redeemed	(504)	(538)	(10,555)	(20,271)

Net increase(decrease)	(202)	29	(4,165)	1,406

Class E
Proceeds from shares sold	688	517	14,106	19,853
Proceeds from reinvestment of distributions	49	167	982	6,486
Payments for shares redeemed	(583)	(443)	(13,434)	(16,915)

Net increase(decrease)	154	241	1,654	9,424

Class S
Proceeds from shares sold	16,649	17,347	356,315	679,199
Proceeds from reinvestment of distributions	1,244	6,766	25,408	266,946
Payments for shares redeemed	(12,531)	(31,755)	(269,655)	(1,254,352)

Net increase(decrease)	5,362	(7,642)	112,068	(308,207)

Class Y(2)
Proceeds from shares sold	10,186	17,644	190,011	690,002
Proceeds from reinvestment of distributions	923	101	18,679	3,594
Payments for shares redeemed	(7,783)	(439)	(180,125)	(15,935)

Net increase(decrease)	3,326	17,306	28,565	677,661

Total increase (decrease)	8,664	10,380	$138,859	$399,017

	On a Constant Dollar Basis
Russell Money Market Fund	2009	2008

Class A
Proceeds from shares sold	$119,564	$982,562
Proceeds from reinvestment of distributions	2,165	15,144
Payments for shares redeemed	(370,931)	(873,877)

Net increase(decrease)	(249,202)	123,829

Class S
Proceeds from shares sold	22,526,028	38,761,557
Proceeds from reinvestment of distributions	11,676	87,571
Payments for shares redeemed	(25,002,035)	(39,402,020)

Net increase(decrease)	(2,464,331)	(552,892)

Total increase (decrease)	$(2,713,533)	$(429,063)

(1)	For the period September 2, 2008 (commencement of operations) to October 31, 2008.
(2)	For the period September 29, 2008 (commencement of operations) to October 31, 2008.

Notes to Financial Statements	363

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

7.	Interfund Lending Program

The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. Typically, Funds will borrow from the Russell Money Market Fund. The Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Russell Money Market Fund. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Russell Money Market Fund could result in a lost investment opportunity or additional borrowing costs. The U.S. Growth Fund borrowed $4,000,000 and the U.S. Value Fund borrowed $3,000,000 from Russell Money Market Fund on September 1, 2009 and September 2, 2009. Miscellaneous expense on the Statement of Operations for the Funds includes $87 and $65, respectively, paid under the Interfund Lending Program at the interfund loan rate of 0.400% on September 1, 2009 and 0.385% on September 2, 2009. There were no outstanding balances at October 31, 2009.

8.	Record Ownership

As of October 31, 2009, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders	%

Russell U.S. Core Equity Fund	3	46.0
Russell U.S. Quantitative Equity Fund	3	47.4
Russell U.S. Growth Fund	3	49.0
Russell U.S. Value Fund	2	48.4
Russell U.S. Small & Mid Cap Fund	4	52.9
Russell International Developed Markets Fund	4	54.1
Russell Global Equity Fund	4	65.5
Russell Emerging Markets Fund	3	44.0
Russell Tax-Managed U.S. Large Cap Fund	1	42.2
Russell Tax-Managed U.S. Mid & Small Cap Fund	1	36.1
Russell Strategic Bond Fund	2	41.8
Russell Investment Grade Bond Fund	1	13.8
Russell Short Duration Bond Fund	3	49.9
Russell Tax Exempt Bond Fund	2	47.3
Russell Real Estate Securities Fund	4	51.3
Russell Money Market Fund	1	12.4

9.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% (10% for the Money Market Fund) in securities that are illiquid. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund’s Schedule of Investments.

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Russell U.S. Small & Mid Cap Fund - 0.6%
Perceptron, Inc.	03/10/08	425,425	9.44	4,014	1,434
Tier Technologies, Inc.	03/10/08	390,296	7.75	3,024	3,193
White Electronic Designs Corp.	03/10/08	774,931	4.47	3,465	3,402

					8,029

364	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Russell International Developed Markets Fund - 0.0%
ABC Learning Centres, Ltd.	07/16/08	43,374	0.77	33	21

Russell Emerging Markets Fund - 1.2%
CP ALL PCL	07/25/08	2,255,599	0.32	732	1,282
Guaranty Trust Bank PLC	07/20/07	175,157	8.04	1,407	1,082
Kalina	08/02/06	15,100	42.59	643	243
Magnit OAO	05/16/06	83,740	28.10	2,353	4,941
MDM Bank	09/04/07	1,376,805	1.93	2,664	840
MOL Hungarian Oil and Gas NyRt	12/19/07	12,898	4.05	52	602
Novorossiysk Commercial Sea Port	11/02/07	23,647	19.20	454	272
Raspadskaya	09/05/08	411,707	3.67	1,510	1,582
Seventh Continent	06/01/06	38,051	27.91	1,062	339
Siam Commercial Bank PCL	06/01/06	1,529,588	1.76	2,685	3,535
TMK OAO - GDR	10/13/09	35,600	18.78	669	299

					15,017

Russell Strategic Bond Fund - 3.6%
ABFS Mortgage Loan Trust	06/11/09	826,148	85.42	706	667
Achmea Hypotheekbank NV	10/27/09	10,700,000	99.95	10,695	10,791
Adam Aircraft Term Loan	05/22/07	844,826	97.04	820	8
Adaro Indonesia PT	10/15/09	4,695,000	100.31	4,709	4,636
Anglo American Capital PLC	08/03/09	1,400,000	114.92	1,609	1,698
Anheuser-Busch InBev Worldwide, Inc.	10/13/09	10,465,000	99.86	10,451	10,552
Anheuser-Busch InBev Worldwide, Inc.	10/13/09	5,400,000	99.35	5,365	5,490
Apidos CDO	01/29/09	3,500,000	71.70	2,510	3,021
ARES CLO Funds	01/15/09	13,524,475	72.58	9,817	12,226
Armstrong Loan Funding, Ltd.	05/21/09	4,169,473	86.07	3,589	3,885
BNP Paribas	06/17/05	600,000	100.00	600	502
BNP Paribas Capital Trust	06/01/06	3,450,000	112.11	3,868	3,398
Bank of America Auto Trust	07/07/09	1,400,000	99.99	1,400	1,409
Barrick Australian Finance Pty, Ltd.	10/13/09	810,000	99.04	802	806
Black Diamond CLO, Ltd.	09/11/08	27,750,000	77.09	21,391	23,768
CIT Mortgage Loan Trust	10/05/07	3,505,857	100.00	3,506	3,050
CIT Mortgage Loan Trust	10/05/07	2,100,000	100.00	2,100	798
CIT Mortgage Loan Trust	10/05/07	3,900,000	100.00	3,900	1,443
CareFusion Corp.	07/14/09	4,475,000	98.39	4,403	4,826
CareFusion Corp.	07/14/09	1,435,000	99.02	1,421	1,508
Case New Holland, Inc.	08/11/09	1,265,000	97.19	1,229	1,256
Catlin Insurance Co., Ltd.	01/11/07	775,000	100.00	775	589
Cenovus Energy, Inc.	09/15/09	1,520,000	99.91	1,519	1,561
Chase Commercial Mortgage Securities Corp.	07/06/09	300,000	100.95	303	315
Citigroup Mortgage Loan Trust, Inc.	04/17/08	382,872	100.00	383	331
College Loan Corp. Trust	08/25/09	2,000,000	80.56	1,611	1,560
Commerical Mortgage Pass Through Certificates	07/17/09	1,735,000	101.58	1,762	1,822
Controladora Mabe SA CV	10/21/09	5,000,000	99.81	4,990	4,800
Credit Agricole SA	10/05/09	1,650,000	100.00	1,650	1,736
DG Funding Trust	11/04/03	479	10,585.30	5,070	4,254
Delta Air Lines, Inc.	09/23/09	5,740,000	99.91	5,735	5,855
DirecTV Holdings LLC / DirecTV Financing Co., Inc.	09/14/09	2,000,000	99.27	1,985	2,056
DirecTV Holdings LLC / DirecTV Financing Co., Inc.	09/14/09	3,975,000	99.86	3,969	4,055
Dolphin Energy, Ltd.	07/23/09	2,000,000	100.08	2,002	2,020
Ellington Loan Acquisition Trust	10/22/09	8,010,652	84.00	6,729	6,271
Enel Finance International SA	09/30/09	4,850,000	99.73	4,837	4,905
Enel Finance International SA	09/30/09	9,480,000	99.56	9,439	9,659
Enel Finance International SA	09/30/09	3,015,000	99.46	2,999	3,084
Eurasian Development Bank	09/22/09	5,645,000	102.18	5,768	5,843
Fannie Mae REMICS	07/05/06	18,950	0.21	—	—
Fannie Mae REMICS	05/29/07	86,232	99.22	86	80
Fannie Mae REMICS	05/29/07	52,248	95.06	50	52

Notes to Financial Statements	365

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Fannie Mae REMICS	06/04/07	107,458	104.60	112	97
Fannie Mae REMICS	06/11/07	62,576	108.50	68	60
Fannie Mae REMICS	06/21/07	223,592	109.99	246	204
Freddie Mac REMICS	07/07/06	453,582	101.89	462	446
Freddie Mac REMICS	04/13/07	55,440	91.94	51	54
Freddie Mac REMICS	04/23/07	59,245	100.17	59	57
Freddie Mac REMICS	05/29/07	239,004	94.63	226	220
Freddie Mac REMICS	06/21/07	147,753	118.69	175	144
Freddie Mac REMICS	06/22/07	76,457	112.79	86	72
Freddie Mac REMICS	06/26/07	129,176	108.70	140	124
Freddie Mac REMICS	07/17/07	282,614	109.04	308	326
GMAC, Inc.	07/28/09	5,375,000	95.34	5,124	5,281
GMAC, Inc.	12/31/08	1,315,000	86.85	1,142	1,262
Government National Mortgage Association	11/22/99	237,022	14.37	34	34
Government National Mortgage Association	05/23/01	162,041	17.49	28	29
Government National Mortgage Association	11/14/01	24,786	13.44	3	3
Government National Mortgage Association	11/29/01	22,753	11.02	3	2
Government National Mortgage Association	11/13/02	36,037	13.62	5	5
HCA, Inc.	07/29/09	3,455,000	98.33	3,397	3,559
JBS USA LLC/JBS USA Finance, Inc.	07/21/09	750,000	94.73	711	831
Lehman Brothers Floating Rate Commercial Mortgage Trust	08/07/06	141,453	100.00	141	130
Lehman Brothers Floating Rate Commercial Mortgage Trust	02/14/07	2,254,383	99.94	2,253	1,825
Macquarie Bank, Ltd.	08/11/09	16,100,000	99.21	15,973	16,318
Morgan Stanley Reremic Trust	10/23/09	8,790,000	72.00	6,329	6,384
News America, Inc.	08/20/09	2,555,000	99.80	2,550	2,709
NII Capital Corp.	08/13/09	3,720,000	97.97	3,644	3,925
PE Paper Escrow GmbH	07/24/09	600,000	97.60	586	657
Petroleum Co. of Trinidad & Tobago, Ltd.	08/11/09	2,070,000	101.05	2,092	2,349
Prudential Holdings LLC	10/26/09	3,500,000	85.14	2,980	2,864
Providian Master Note Trust	09/25/09	3,890,000	96.03	3,736	3,764
QVC, Inc.	09/22/09	2,200,000	98.29	2,162	2,178
Rabobank Capital Funding II	09/25/09	420,000	82.01	344	336
Royal Bank of Scotland PLC (The)	08/18/09	4,075,000	99.65	4,061	4,147
Sealy Mattress Co.	05/15/09	250,000	96.15	240	280
Securitized Asset Backed Receivables LLC Trust	02/14/08	2,168,099	97.56	2,115	2,120
Societe Financement de l'Economie Francaise	07/08/09	2,000,000	100.00	2,000	2,000
Societe Financement de l'Economie Francaise	08/04/09	15,800,000	100.69	15,910	16,102
Standard Chartered PLC	05/14/09	500,000	99.41	497	538
Structured Asset Securities Corp.	09/24/09	1,988,326	97.50	1,939	1,869
Swedbank AB	07/16/09	5,000,000	100.65	5,032	5,127
Symetra Financial Corp.	06/02/06	1,200,000	98.62	1,183	1,043
Talecris Biotherapeutics Holdings Corp.	10/16/09	1,000,000	99.32	993	1,012
Temasek Financial I, Ltd.	10/19/09	1,200,000	99.78	1,197	1,196
Volvo Treasury AB	09/29/09	2,390,000	99.81	2,385	2,430
WEA Finance LLC / WCI Finance LLC	11/15/06	1,103,000	99.87	1,102	1,140
WEA Finance LLC / WT Finance Aust Pty, Ltd.	05/26/09	3,870,000	99.05	3,833	4,215
WEA Finance LLC / WT Finance Aust Pty, Ltd.	08/26/09	1,300,000	98.71	1,283	1,324
Wind Acquisition Finance SA	07/01/09	1,900,000	97.55	1,853	2,147

					259,525

Russell Investment Grade Bond Fund - 1.5%
America Movil SAB de CV	10/08/09	550,000	99.19	546	538
Anheuser-Busch InBev Worldwide, Inc.	10/13/09	2,420,000	99.35	2,404	2,460
Barrick Australian Finance Pty, Ltd.	10/13/09	310,000	97.57	302	303
CareFusion Corp.	07/14/09	450,000	99.37	447	462
Cenovus Energy, Inc.	09/15/09	620,000	99.62	618	677
Commonwealth Bank of Australia	10/08/09	250,000	99.70	249	252
Commonwealth Bank of Australia	10/08/09	110,000	99.45	109	111
Credit Agricole SA	10/05/09	560,000	100.00	560	589
DG Funding Trust	11/04/03	392	10,587.26	4,150	3,481

366	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Danske Bank A/S	07/08/09	300,000	100.85	303	306
Ellington Loan Acquisition Trust	10/22/09	1,160,003	84.00	974	908
FirstEnergy Solutions Corp.	08/04/09	225,000	99.66	224	234
Glitnir Banki Hf	06/12/06	700,000	99.92	699	—
Glitnir Banki Hf	07/21/06	270,000	100.00	270	63
Glitnir Banki Hf	09/20/07	390,000	99.82	389	91
Hertz Vehicle Financing LLC	10/16/09	380,000	99.99	380	383
Kaupthing Bank Hf	10/03/06	100,000	99.72	100	23
Kaupthing Bank Hf	02/25/08	1,210,000	84.53	1,023	272
Kaupthing Bank Hf	05/12/06	1,480,000	99.57	1,474	—
Lehman Brothers Floating Rate Commercial Mortgage Trust	08/07/06	65,286	100.00	65	60
Mead Johnson Nutrition Co.	10/29/09	415,000	99.65	414	420
Niagara Mohawk Power Corp.	08/03/09	340,000	100.00	340	342
Societe Financement de l'Economie Francaise	05/19/09	300,000	101.08	303	306
Societe Financement de l'Economie Francaise	07/08/09	1,000,000	100.00	1,000	1,000
Temasek Financial I, Ltd.	10/19/09	300,000	99.78	299	299
Washington Mutual Mortgage Pass Through Certificates	04/01/05	450,725	1.00	451	20
WEA Finance LLC / WT Finance Aust Pty, Ltd.	05/26/09	495,000	99.05	490	539
WEA Finance LLC / WT Finance Aust Pty, Ltd.	08/26/09	120,000	98.71	118	122

					14,261

Russell Short Duration Bond Fund - 2.7%
Case New Holland, Inc.	08/11/09	450,000	97.19	437	447
Cenovus Energy, Inc.	09/15/09	335,000	101.35	340	344
Commercial Mortgage Pass Through Certificates	07/17/09	75,000	101.58	76	79
Commonwealth Bank of Australia	07/07/09	4,600,000	100.00	4,600	4,585
Countrywide Home Loan Mortgage Pass Through Trust	09/28/09	488,698	72.27	353	367
Crown Castle Towers LLC	08/13/09	65,000	100.00	65	65
Crown Castle Towers LLC	07/29/09	200,000	97.76	196	204
DG Funding Trust	11/04/03	219	10,537.12	2,308	1,945
Danske Bank A/S	07/08/09	200,000	100.85	202	204
DirecTV Holdings LLC / DirecTV Financing Co., Inc.	09/14/09	845,000	100.13	846	862
Enel Finance International SA	09/30/09	625,000	99.73	623	632
Eurasian Development Bank	09/22/09	700,000	102.14	715	725
FirstEnergy Solutions Corp.	08/04/09	655,000	100.40	658	671
HCA, Inc.	07/29/09	400,000	98.28	393	412
Hutchison Whampoa International, Ltd.	09/10/09	685,000	100.14	686	693
Master Reperforming Loan Trust	10/29/09	240,305	89.00	214	226
MASTER Reperforming Loan Trust	09/28/09	426,886	88.49	378	399
PE Paper Escrow	07/24/09	200,000	95.76	192	219
Petroleos Mexicanos	09/10/09	975,000	99.27	968	960
Petroleum Co. of Trinidad & Tobago, Ltd.	08/11/09	340,000	100.53	342	386
Providian Master Note Trust	09/25/09	770,000	96.04	739	745
Talecris Biotherapeutics Holdings Corp.	10/16/09	175,000	99.32	174	177
Volvo Treasury AB	09/29/09	320,000	99.81	319	325

					15,672

Russell Money Market Fund - 0.2%
AID to INH Portugal Guaranteed Note	05/06/94	5,313	100.81	5,356	5,349

Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board.

Notes to Financial Statements	367

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

10.	Dividends

On November 2, 2009, the Board declared the following dividends payable from net investment income. Dividends were paid on November 4, 2009, to shareholders record November 3, 2009.

	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Russell Investment Grade Bond Fund - Class I	$0.0792	$—	$—
Russell Investment Grade Bond Fund - Class E	0.0746	—	—
Russell Investment Grade Bond Fund - Class Y	0.0801	—	—
Russell Investment Grade Bond Fund - Class C	0.0581	—	—
Russell Investment Grade Bond Fund - Class S	0.0768	—	—
Russell Short Duration Bond Fund - Class S	0.0477	—	—
Russell Short Duration Bond Fund - Class E	0.0437	—	—
Russell Short Duration Bond Fund - Class C	0.0323	—	—
Russell Short Duration Bond Fund - Class A	0.0438	—	—
Russell Short Duration Bond Fund - Class Y	0.0493	—	—
Russell Strategic Bond Fund - Class I	0.0332	—	—
Russell Strategic Bond Fund - Class E	0.0309	—	—
Russell Strategic Bond Fund - Class Y	0.0336	—	—
Russell Strategic Bond Fund - Class A	0.0301	—	—
Russell Strategic Bond Fund - Class C	0.0232	—	—
Russell Strategic Bond Fund - Class S	0.0322	—	—
Russell Tax Exempt Bond - Class S	0.0634	—	—
Russell Tax Exempt Bond - Class E	0.0588	—	—
Russell Tax Exempt Bond - Class C	0.0447	—	—
On December 1, 2009, the Board declared the following dividends payable from net investment income. Dividends were paid on December 3, 2009, to shareholders of record December 2, 2009.

	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Russell Investment Grade Bond Fund - Class I	$0.0613	$—	$—
Russell Investment Grade Bond Fund - Class E	0.0571	—	—
Russell Investment Grade Bond Fund - Class Y	0.0621	—	—
Russell Investment Grade Bond Fund - Class C	0.0423	—	—
Russell Investment Grade Bond Fund - Class S	0.0591	—	—
Russell Short Duration Bond Fund - Class S	0.0434	—	—
Russell Short Duration Bond Fund - Class E	0.0398	—	—
Russell Short Duration Bond Fund - Class C	0.0292	—	—
Russell Short Duration Bond Fund - Class A	0.0397	—	—
Russell Short Duration Bond Fund - Class Y	0.0449	—	—
Russell Strategic Bond Fund - Class I	0.0346	—	—
Russell Strategic Bond Fund - Class E	0.0326	—	—
Russell Strategic Bond Fund - Class Y	0.0350	—	—
Russell Strategic Bond Fund - Class A	0.0317	—	—
Russell Strategic Bond Fund - Class C	0.0255	—	—
Russell Strategic Bond Fund - Class S	0.0337	—	—
Russell Tax Exempt Bond - Class S	0.0607	—	—
Russell Tax Exempt Bond - Class E	0.0564	—	—
Russell Tax Exempt Bond - Class C	0.0436	—	—

368	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

On December 18, 2009, the Board of Trustees of Russell Investment Company declared the following dividends payable from net investment income. Dividends will be payable on December 22, 2009, to shareholders of record December 21, 2009.

Fund	Net Investment Income	Short Term Capital Gains	Long Term Capital Gains

Russell US Core Equity - Class A	$0.0486	$0.0000	$0.0000
Russell US Core Equity - Class C	0.0018	0.0000	0.0000
Russell US Core Equity - Class E	0.0561	0.0000	0.0000
Russell US Core Equity - Class I	0.0713	0.0000	0.0000
Russell US Core Equity - Class S	0.0636	0.0000	0.0000
Russell US Core Equity - Class Y	0.0741	0.0000	0.0000
Russell US Quantitative Equity - Class A	0.0856	0.0000	0.0000
Russell US Quantitative Equity - Class C	0.0360	0.0000	0.0000
Russell US Quantitative Equity - Class E	0.0929	0.0000	0.0000
Russell US Quantitative Equity - Class I	0.1092	0.0000	0.0000
Russell US Quantitative Equity - Class S	0.1011	0.0000	0.0000
Russell US Quantitative Equity - Class Y	0.1121	0.0000	0.0000
Russell US Growth - Class C	0.0000	0.0000	0.0000
Russell US Growth - Class E	0.0000	0.0000	0.0000
Russell US Growth - Class I	0.0102	0.0000	0.0000
Russell US Growth - Class S	0.0006	0.0000	0.0000
Russell US Value - Class C	0.0001	0.0000	0.0000
Russell US Value - Class E	0.0130	0.0000	0.0000
Russell US Value - Class I	0.0190	0.0000	0.0000
Russell US Value - Class S	0.0175	0.0000	0.0000
Russell US Small & Mid Cap - Class A	0.0471	0.0000	0.0000
Russell US Small & Mid Cap - Class C	0.0000	0.0000	0.0000
Russell US Small & Mid Cap - Class E	0.0572	0.0000	0.0000
Russell US Small & Mid Cap - Class I	0.0927	0.0000	0.0000
Russell US Small & Mid Cap - Class S	0.0831	0.0000	0.0000
Russell US Small & Mid Cap - Class Y	0.1084	0.0000	0.0000
Russell International Developed Markets - Class A	0.9624	0.0000	0.0000
Russell International Developed Markets - Class C	0.7486	0.0000	0.0000
Russell International Developed Markets - Class E	0.9822	0.0000	0.0000
Russell International Developed Markets - Class I	1.0555	0.0000	0.0000
Russell International Developed Markets - Class S	1.0238	0.0000	0.0000
Russell International Developed Markets - Class Y	1.0680	0.0000	0.0000
Russell Global Equity - Class A	0.0865	0.0000	0.0000
Russell Global Equity - Class C	0.0315	0.0000	0.0000
Russell Global Equity - Class E	0.0830	0.0000	0.0000
Russell Global Equity - Class S	0.0987	0.0000	0.0000
Russell Global Equity - Class Y	0.1097	0.0000	0.0000
Russell Emerging Markets - Class A	0.4376	0.0000	0.0000
Russell Emerging Markets - Class C	0.3386	0.0000	0.0000
Russell Emerging Markets - Class E	0.4404	0.0000	0.0000
Russell Emerging Markets - Class S	0.4673	0.0000	0.0000
Russell Emerging Markets - Class Y	0.4916	0.0000	0.0000
Russell Tax Managed US Large Cap - Class C	0.0000	0.0000	0.0000
Russell Tax Managed US Large Cap - Class E	0.0806	0.0000	0.0000
Russell Tax Managed US Large Cap - Class S	0.1141	0.0000	0.0000
Russell Tax Managed US Mid & Small Cap - Class C	0.0000	0.0000	0.0000
Russell Tax Managed US Mid & Small Cap - Class E	0.0000	0.0000	0.0000
Russell Tax Managed US Mid & Small Cap - Class S	0.0106	0.0000	0.0000
Russell Strategic Bond - Class A	0.0673	0.0000	0.0000
Russell Strategic Bond - Class C	0.0604	0.0000	0.0000
Russell Strategic Bond - Class E	0.0679	0.0000	0.0000
Russell Strategic Bond - Class I	0.0701	0.0000	0.0000
Russell Strategic Bond - Class S	0.0692	0.0000	0.0000
Russell Strategic Bond - Class Y	0.0705	0.0000	0.0000
Russell Investment Grade Bond - Class C	0.1354	0.0904	0.0000
Russell Investment Grade Bond - Class E	0.1512	0.0904	0.0000
Russell Investment Grade Bond - Class I	0.1556	0.0904	0.0000

Notes to Financial Statements	369

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2009

Fund	Net Investment Income	Short Term Capital Gains	Long Term Capital Gains
Russell Investment Grade Bond - Class S	0.1533	0.0904	0.0000
Russell Investment Grade Bond - Class Y	0.1565	0.0904	0.0000
Russell Short Duration Bond - Class A	0.0638	0.0000	0.0000
Russell Short Duration Bond - Class C	0.0527	0.0000	0.0000
Russell Short Duration Bond - Class E	0.0635	0.0000	0.0000
Russell Short Duration Bond - Class S	0.0673	0.0000	0.0000
Russell Short Duration Bond - Class Y	0.0688	0.0000	0.0000
Russell Tax Exempt Bond - Class C	0.0613	0.0000	0.0000
Russell Tax Exempt Bond - Class E	0.0749	0.0000	0.0000
Russell Tax Exempt Bond - Class S	0.0794	0.0000	0.0000
Russell Real Estate Securities - Class A	0.2820	0.0000	0.0000
Russell Real Estate Securities - Class C	0.2301	0.0000	0.0000
Russell Real Estate Securities - Class E	0.2812	0.0000	0.0000
Russell Real Estate Securities - Class S	0.2987	0.0000	0.0000
Russell Real Estate Securities - Class Y	0.3109	0.0000	0.0000

12.	Subsequent Events

Management has evaluated events or transactions that may have occurred since October 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through December 21, 2009, the date the financial statements were available to be issued.

Effective November 3, 2009 each of the Funds which previously invested its cash reserves in the Russell Money Market Fund began investing those cash balances in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC.

On November 18, 2009, the Russell Money Market Fund’s investment objective changed from seeking to maximize current income while preserving capital and liquidity to seeking to preserve principal and providing liquidity and current income. In addition, the Fund began transitioning to a new investment strategy that is expected to be complete by December 31, 2009.

370	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, of cash flows, and the financial highlights present fairly, in all material respects, the financial position of Russell Investment Grade Bond Fund, Russell Short Duration Bond Fund, Russell Strategic Bond Fund, Russell Tax Exempt Bond Fund, Russell Money Market Fund, Russell International Developed Markets Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell US Core Equity Fund, Russell US Quantitative Equity Fund, Russell US Value Fund, Russell US Growth Fund, Russell Tax-Managed US Large Cap Fund, Russell Tax-Managed US Mid & Small Cap Fund, Russell Real Estate Securities Fund, Russell US Small & Mid Cap Fund (sixteen of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, the cash flows of Russell U.S. Quantitative Equity Fund for the year then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Seattle, Washington

December 21, 2009

Report of Independent Registered Public Accounting Firm	371

Russell Investment Company

Russell Funds

Tax Information — October 31, 2009 (Unaudited)

For the tax year ended October 31, 2009, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2009, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Russell U.S Core Equity Fund	100.0%
Russell U.S. Quantitative Equity Fund	100.0%
Russell U.S. Value Fund	100.0%
Russell U.S. Small & Mid Cap Fund	100.0%
Russell International Developed Markets Fund	0.0%
Russell Global Equity Fund	35.6%
Russell Emerging Markets Fund	0.0%
Russell Tax-Managed U.S. Large Cap Fund	100.0%
Russell Tax-Managed U.S. Mid & Small Cap Fund	100.0%
Russell Strategic Bond Fund	0.0%
Russell Investment Grade Bond Fund	0.0%
Russell Short Duration Bond Fund	0.0%
Russell Tax Exempt Bond Fund	0.0%
Russell Real Estate Securities Fund	1.7%
Russell Money Market Fund	0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2009:

Russell Emerging Markets Fund	$39,810,837
Russell Strategic Bond Fund	$18,052,528

Please consult a tax adviser for any questions about federal or state income tax laws.

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended October 31, 2009. Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

Fund Name	Foreign Taxes Paid	Foreign Taxes Paid Per Share	Foreign Source Income	Foreign Source Income Per Share

Russell International Developed Markets Fund	$9,932,146	$0.0685	$101,591,210	$0.7004
Russell Global Equity Fund	1,275,711	0.0097	14,970,342	0.1139
Russell Emerging Markets Fund	2,692,860	0.0365	19,003,483	0.2574

Pursuant to Section 852(b)(5)(A) of the Internal Revenue Code, the Russell Tax Exempt Bond Fund designates $13,986,165 of distributions from net investment income as exempt interest dividends during the taxable year ended October 31, 2009.

372	Tax Information

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held on April 21, 2009. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ shares, management of the Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Renewal Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 20, 2009, the Independent Trustees met to review the Agreement Renewal Information in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present. At the April 21 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analyses received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Funds except the Russell Money Market Fund (the “Money Market Fund”), which is currently managed by RIMCo.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages directly a portion of certain Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Fund’s cash reserves. RIMCo also may manage directly any portion of each Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of a Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Fund and for actively managing allocations and reallocations of assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects, in great

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Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund.

The Board also considered the demands and complexity of managing the Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided, and expected to be provided, to the Fund by RIMCo;

2.	The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent or cash management fees and fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund.

In evaluating the nature, quality and scope of services provided and which are expected to be provided to the Funds, including Fund portfolio management services, the Board considered the possible impact of changes in RIMCo’s senior management during the course of 2008 and 2009 and a restructuring of the Russell organization, which was announced to the Board in January 2009 and detailed to the Board on April 15, 2009 and included a significant reduction in Russell’s workforce. Prior to the Independent Trustees’ private meeting on April 20, 2009 and at the April 21, 2009 meeting of the Board of Trustees, senior representatives of Russell and RIMCo discussed this organizational restructuring with the Board and assured the Board that the restructuring would not result in a diminution of the nature, quality or scope of the services provided to the Funds. The Board also discussed with these representatives the impact of developments over the past year in the financial services industry upon the financial resources available to the Russell organization.

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly managed during the past year, and continues to manage, a portion — up to 10% — of the assets of each of the Russell U.S. Core Equity Fund, the Russell International Developed Markets Fund and the Russell U.S Quantitative Equity Fund (each a ‘‘Participating Fund’’) during the past year, utilizing a select holdings strategy, the actual allocation being determined by each Participating Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for a Participating Fund is designed to increase the Participating Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of that Participating Fund. The Board reviewed the results of the select holdings strategy in respect of each Participating Fund during the past year. The Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from each Participating Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by each Participating Fund are not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ Advisory Fees in light of Fund performance, the Board considered that, in the Agreement Renewal Information and at past meetings, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain

374	Basis for Approval of Investment Advisory Contracts

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Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

Funds during the periods covered by the Third-Party Information did result, in lower performance than that of some of their Comparable Funds. According to RIMCo, the strategies pursued by the Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

With respect to the Funds’ Advisory Fees, the Third-Party Information showed that the Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Tax-Managed U.S. Large Cap Fund and Russell Short Duration Bond Fund each had an Advisory Fee which on a contractual basis, an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds) or on both a contractual and actual basis was ranked more than 5 basis points below the third quintile, in either the fourth or fifth quintile, for the 1-year period ended December 31, 2008. The Board considered RIMCo’s advice as to the reasons for these Funds’ Advisory Fee rankings and its undertaking to continue to monitor those fees against the Funds’ Comparable Funds’ fees.

In discussing the Funds’ Advisory Fees generally, RIMCo noted, among other things, that its Advisory Fees for Funds other than the Money Market Fund encompass services that may not be provided by investment advisers to the Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also explained that its “margins” in providing investment advisory services to the Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Funds’ Advisory Fees to their Money Managers.

The Board considered for each Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund appropriately reflects or should be revised to reflect any such economies. During 2008, the Board noted that, generally, there was a reduction in the Funds’ assets as a result of market declines and related investor redemptions. The Board determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fee for each Fund appropriately reflect any economies of scale realized by that Fund, based upon any decline in assets during 2008 and such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds.

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other RIC funds under the Board’s supervision are lower, and may, in some cases, be substantially lower, than the rates paid by RIC funds supervised by the Board, including the Funds. The Trustees considered the differences in the scope of services RIMCo provides to institutional clients and the Funds. In response to the Trustees’ inquiries, RIMCo, as it has in the past, noted, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

With respect to the Funds’ total expenses, the Board noted that the total expenses for the Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell U.S. Growth Fund, Russell U.S. Value Fund, Russell Global Equity Fund, Russell Emerging Markets Fund and Russell Short Duration Bond Fund each were ranked in the fourth quintile relative to its Comparable Funds for the 1-year period ended December 31, 2008. In the case of the Russell U.S. Value, Russell U.S. Growth and Russell Emerging Markets Funds, the Board noted that new custody and transfer agent fee arrangements are expected to reduce those Funds’ total expenses in 2009. In the case of all such Funds, RIMCo undertook to continue to monitor the total expense levels.

On the basis of the Agreement Renewal Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the April 21 Board meeting by RIMCo, the Board, in respect of each Fund, found, after giving effect to any applicable waivers and/or reimbursements (1) the Advisory Fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided, and expected to be provided, to the Funds; (2) the relative expense ratio of the Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and (4) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo.

The Board further concluded that, under the circumstances, the performance of each of the Funds supported continuation of the RIMCo Agreement, except the Board concluded, as discussed below, that the performance of the Russell U.S. Value Fund, Russell U.S. Growth Fund, Russell U.S. Small & Mid Cap Fund, Russell Tax-Managed U.S. Large Cap and Russell U.S. Core Equity Funds, while disappointing, did not support a determination against continuation of the RIMCo Agreement in respect of those Funds. The Board, in assessing the Funds’ performance, focused upon each Fund’s performance for the 1-, 3- and 5-year periods as most relevant. Although the relative performance of the Money Market Fund through December 31, 2008 supported continuation of the RIMCo Agreement with respect to that Fund, the Board, as discussed below, expressed concern regarding developments in 2008 which have affected the Money Market Fund’s performance since the date of the Third-Party Information and may affect the Fund’s future performance.

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Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

In evaluating the performance of the Funds generally relative to their Comparable Funds, the Board also noted RIMCo’s advice that many of the Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large positions uninvested in their investment portfolios. By contrast, the Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). In support of the Funds’ full investment strategy, RIMCo advised the Board of its belief that investors manage their own cash positions based upon their personal investment goals, strategies and risk tolerances and generally expect Fund assets to be fully invested. RIMCo noted that the Funds are distributed primarily through financial intermediaries who determine and manage clients’ cash positions rather than rely on the Funds to hold uninvested cash. RIMCo noted that the Funds’ full investment strategy generally will detract from relative performance in a declining market, such as 2008, but may enhance the Funds’ relative performance in a rising market.

With respect to the Russell U.S. Value Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile for the 1-, 3- and 5-year periods ended December 31, 2008. The Trustees considered management’s belief that the Fund tends to have a deeper value orientation than its Comparable Funds, a tendency which led to greater Fund exposure to market segments that performed poorly during the past year, such as mortgage and housing related stocks. The Trustees also considered RIMCo’s belief that the Russell U.S. Value Fund has a more contrarian approach than its Comparable Funds. RIMCo advised the Trustees that the Fund’s underperformance for the 1-year period ended December 31, 2008 significantly affected its performance for the 3- and 5-year periods ended such date.

With respect to the Russell U.S. Growth Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile for the 1-year period ended December 31, 2008 and in the fifth quintile for the 3- and 5-year periods ended such date. RIMCo expressed its belief that the Russell U.S. Growth Fund’s full investment strategy was a significant contributor to the Fund’s underperformance relative to its Comparable Funds. RIMCo noted further that the Comparable Funds for the Russell U.S. Growth Fund include many funds that typically have smaller capitalization stocks than the Fund or its benchmark. Over the 3- and 5-year periods ended December 31, 2008, according to RIMCo, smaller cap stocks outperformed larger cap stocks.

With respect to the Russell U.S. Small & Mid Cap Fund, the Third-Party Information indicated that the Fund’s performance was ranked in the fifth quintile for the 1- and 5-year periods ended December 31, 2008 and was ranked in the fourth quintile for the 3-year period ended such date. RIMCo noted that the Comparable Funds consist of funds investing in small cap stocks while the Russell U.S. Small & Mid Cap Fund invests in both small and mid cap stocks and is managed against a different index. Over the past three years, small and mid cap stocks, as a single class, have underperformed small cap stocks. RIMCo noted further that the Russell U.S. Small & Mid Cap Fund’s full investment strategy was a significant contributor to the Fund’s underperformance relative to its Comparable Funds.

With respect to the Russell U.S. Core Equity Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile for the 1-year period ended December 31, 2008; in the fourth quintile for the 3-year period ended such date; and the third quintile for the 5-year period ended such date. RIMCo noted that the Russell U.S. Core Equity Fund’s underperformance for the 1-year period had a significant negative impact on its performance for the 3-year period. RIMCo noted further that the Fund’s full investment strategy was a significant contributor to the Fund’s underperformance relative to its Comparable Funds. Lastly, RIMCo expressed its belief that the Russell U.S. Core Equity Fund’s more concentrated active managers were particularly affected by the risk-averse market environment of 2008.

With respect to the Russell Tax-Managed U.S. Large Cap Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile for the 1- and 3-year periods ended December 31, 2008, and that its performance for the 5-year period ended on such date was ranked in the fourth quintile. RIMCo noted that the Russell Tax-Managed U.S. Large Cap Fund’s underperformance for the 1-year period had a significant negative impact on its performance for the 3-year period. RIMCo noted further that the Fund’s full investment strategy was a significant contributor to the Fund’s underperformance relative to its Comparable Funds. Lastly, RIMCo noted that Comparable Funds included not only funds that are managed in a tax-aware manner, such as the Russell Tax-Managed U.S. Large Cap Fund, but funds that are focused on maximizing returns without regard to tax consequences. According to RIMCo, constraints in managing the Russell Tax-Managed U.S. Large Cap Fund in a tax-aware manner put the Fund at a disadvantage relative to its Comparable Funds universe.

With respect to the Money Market Fund, the Board noted that the Third-Party Information showed that the Fund’s performance was ranked in the first quintile for each of the 1-, 3-, and 5-year periods ended December 31, 2008 and noted RIMCo’s advice that the Money Market Fund outperformed its benchmark for the 1- and 3-year periods ended such date. However, the Board in evaluating the Fund’s performance also noted that the Money Market Fund held a position in Lehman Brothers debt which defaulted in September 2008 and remains in default. RIMCo has provided a capital support agreement which requires RIMCo, subject to certain terms and conditions, to pay an amount up to approximately $403 million in the event that a disposition of the Lehman debt causes

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Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

the Fund’s market-based net asset value to fall below a stated threshold compared to the Fund’s net asset value calculated pursuant to regulatory requirements; it being the intent of the arrangement to support, to the extent of the $403 million cap, maintenance of the Money Market Fund’s net asset value at $1 notwithstanding the Fund’s investments in the Lehman debt. RIMCo noted that the Money Market Fund’s Lehman debt holdings are a non-yielding asset which will have a negative impact on the Fund’s yield. The magnitude of the impact of the Lehman debt holdings will depend, among other things, upon the length of time they are held in the Money Market Fund and also the overall level of nominal rates. A disposition of the Lehman debt holdings must occur prior to the termination of the capital support agreement in September 2009. The Board further considered RIMCo’s advice that it has shifted the Money Market Fund’s focus from yield to preservation of capital; that the portfolio management team has changed since the Lehman debt default; and that RIMCo has undertaken enhancements to its risk management, pre-trade review and credit review processes.

The Board also considered that the performance of certain Funds that have loaned portfolio securities has been subject to a negative impact associated with declining values of investments of cash collateral held in respect of such loans. In considering the performance of the affected Funds, the Board, among other things, considered RIMCo’s assessment of the benefits and risks of continuation of the Funds’ securities lending program notwithstanding this negative impact and steps which have been taken by RIMCo to enhance the process for selection and monitoring of investments of cash collateral held in respect of portfolio securities loans.

In evaluating performance, the Board considered each Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Funds in a risk-aware manner and the extraordinary capital market conditions during 2008.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

At the April 21 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ Chief Compliance Officer regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the information received from RIMCo in support of its recommendations at the April 21 Board meeting, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 19, 2009, to effect a money manager change for the Russell U.S. Growth Fund, the Russell U.S. Small & Mid Cap Fund and the Russell International Developed Markets Fund; (2) at a meeting held on August 25, 2009, (a) to effect a money manager change for the Russell U.S. Core Equity Fund, the Russell U.S. Quantitative Equity Fund, the Russell International Developed Markets Fund, the Russell Global Equity Fund, the Russell Strategic Bond Fund and the Russell Real Estate Securities Fund; and (b) to effect a money manager change for the Russell Emerging Markets Fund resulting from a change of control of one of the Fund’s Money Managers. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc. the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money

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Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 21, 2009 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

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Shareholder Requests for Additional Information — October 31, 2009 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

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Disclosure of Information about Fund Trustees and Officers — October 31, 2009

(Unaudited)

The following tables provide information for each officer and Trustee of the Russell Fund Complex. The Russell Fund Complex consists of RIC, which has 37 funds, and RIF, which has nine funds. Each of the Trustees is a Trustee of both RIC and RIF. The first table provides information for the interested Trustee. The second table provides information for the independent Trustees. The third table provides information for the Trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE
# Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004 Trustee since 2007	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board, President and CEO, Russell Financial Services, Inc. • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	46	None
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	46	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	46	• Director, Avista Corp (electric utilities) • Trustee, Principal Investor Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

#	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

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Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2009 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	Trustee since 2003 Chairman of the Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc.	46	None
Jonathan Fine, Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	46	None
Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	46	None
Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds • September 2007 to present, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	46	• Director, Sparx Asia Funds (investment company) • Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)
Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	Trustee since 2002 Chairperson of the Investment Committee since 2006	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	Retired	46	None

*	Each Trustee is subject to mandatory retirement at age 72.

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Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2009 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
* George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	46	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • Trustee, RIC and RIF until 2006 • February 2002 to June 2005, Lead Trustee, RIC and RIF • Chairman of the Nominating and Governance Committee, 2006	46	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF until 2005 • Chairman of the Nominating and Governance Committee 2001–2005	46	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

382	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2009 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC • Chief Compliance Officer, RIF • Chief Compliance Officer, RIMCo • Chief Compliance Officer, RFSC • April 2002–May 2005, Manager, Global Regulatory Policy

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•  President and CEO, RIC and RIF

•  Chairman of the Board, President and CEO, RIMCo

•  Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•  Chairman of the Board, President and CEO, RFSC

•  Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•  Until 2004, Managing Director of Individual Investor Services, FRC

•  2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

•  Treasurer, Chief Accounting Officer and CFO, RIC and RIF

•  Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

•  Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF • Director, RIMCo and FRC • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees

•  U.S. General Counsel and Assistant Secretary, FRC

•  Director and Assistant Secretary, RIA

•  Secretary, RIMCo, RFSC and Russell Financial Services, Inc.

•  Secretary and Chief Legal Counsel, RIC and RIF

Disclosure of Information about Fund Trustees and Officers	383

Russell Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustee

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Lee C. Gingrich

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Gregory J. Lyons, Secretary

Adviser

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers as of October 31, 2009

Russell U.S. Core Equity Fund

AllianceBernstein L.P., New York, NY

Arnhold and S. Bleichroeder Advisers, LLC, New York, NY

BlackRock Capital Management, Inc., New York, NY

Columbus Circle Investors, Stamford, CT

Institutional Capital LLC, Chicago, IL

Lazard Asset Management, LLC, New York, NY

MFS Institutional Advisors, Inc., Boston, MA

Montag & Caldwell, Inc., Atlanta, GA

Schneider Capital Management Corporation, Wayne, PA

Suffolk Capital Management, LLC, New York, NY

Russell U.S. Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, Philadelphia, PA

Goldman Sachs Asset Management, L.P., New York, NY

INTECH Investment Management LLC, West Palm Beach, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Numeric Investors, LLC, Boston, MA

Russell U.S. Growth Fund

Cornerstone Capital Management, Inc., Bloomington, MN

Delaware Management Company, a series of Delaware Management Business Trust, Philadelphia, PA

Suffolk Capital Management, LLC, New York, NY

Sustainable Growth Advisers, LP, Stamford, CT

Turner Investment Partners, Inc., Berwyn, PA

Russell U.S. Value Fund

DePrince, Race & Zollo, Inc., Winter Park, FL

Iridian Asset Management LLC, Westport, CT

JS Asset Management, LLC, West Conshohocken, PA

Systematic Financial Management, L.P., Teaneck, NJ

Russell U.S. Small & Mid Cap Fund

ClariVest Asset Management LLC, San Diego, CA

Delphi Management, Inc., Boston, MA

DePrince, Race & Zollo, Inc., Winter Park, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Next Century Growth Investors, LLC, Minneapolis, MN

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Tygh Capital Management, Inc., Portland, OR

Russell International Developed Markets Fund

AllianceBernstein L.P., New York, NY

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Mondrian Investment Partners Limited, London, United Kingdom

Pzena Investment Management, LLC, New York, NY

UBS Global Asset Management (Americas) Inc., Chicago, IL

William Blair & Company, LLC, Chicago, IL

Russell Global Equity Fund

Gartmore Global Partners, London, United Kingdom

Harris Associates, L.P., Chicago, IL

MFS Institutional Advisors, Inc., Boston, MA

Tradewinds Global Investors, LLC, Los Angeles, CA

T. Rowe Price International, Inc., Baltimore, MD

Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Genesis Asset Managers, LLP, London, United Kingdom

Harding Loevner LLC, Somerville, NJ

T. Rowe Price International, Inc., Baltimore, MD

UBS Global Asset Management (Americas) Inc., Chicago, IL

384	Manager, Money Managers and Service Providers

Russell Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Russell Tax-Managed U.S. Large Cap Fund

Armstrong Shaw Associates Inc., New Canaan, CT

J.P. Morgan Investment Management Inc., New York, NY

Palisades Investment Partners, LLC, Santa Monica, CA

Sands Capital Management, Inc., Arlington, VA

Turner Investment Partners, Inc., Berwyn, PA

Russell Tax-Managed U.S. Mid & Small Cap Fund

Chartwell Investment Partners, Berwyn, PA

Netols Asset Management, Inc., Mequon, WI

Parametric Portfolio Associates LLC, Seattle, WA

Transamerica Investment Management, LLC, Los Angeles, CA

Turner Investment Partners, Inc., Berwyn, PA

Russell Strategic Bond Fund

Goldman Sachs Asset Management, L.P., New York, NY

Hyperion Brookfield Asset Management, Inc., New York, NY

Logan Circle Partners, L.P., Philadelphia, PA

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Investment Grade Bond Fund

Metropolitan West Asset Management, LLC, Los Angeles, CA

Neuberger Berman Fixed Income LLC, Chicago, IL

Pacific Investment Management Company LLC, Newport Beach, CA

Western Asset Management Company, Pasadena, CA

Western Asset Management Company Limited, London, England

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Tax Exempt Bond Fund

Delaware Management Company, a series of Delaware Management Business Trust, Philadelphia, PA

Standish Mellon Asset Management Company LLC, Boston, MA

Russell Real Estate Securities Fund

AEW Capital Management, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

Heitman Real Estate Securities LLC, Chicago, IL

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

Russell Money Market Fund

Russell Investment Management Company, Tacoma, WA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Manager, Money Managers and Service Providers	385

Russell Investment Company	909 A Street	800-787-7354
	Tacoma, Washington 98402	Fax: 253-591-3495
www.russell.com

36-08-019

2009 ANNUAL REPORT

LifePoints® Funds

OCTOBER 31, 2009

FUND	SHARE CLASS

Conservative Strategy Fund	A, C, E, R1, R2, R3, S

Moderate Strategy Fund	A, C, E, R1, R2, R3, S

Balanced Strategy Fund	A, C, E, R1, R2, R3, S

Growth Strategy Fund	A, C, E, R1, R2, R3, S

Equity Growth Strategy Fund	A, C, E, R1, R2, R3, S

2010 Strategy Fund	A, E, R1, R2, R3, S

2015 Strategy Fund	R1, R2, R3

2020 Strategy Fund	A, E, R1, R2, R3, S

2025 Strategy Fund	R1, R2, R3

2030 Strategy Fund	A, E, R1, R2, R3, S

2035 Strategy Fund	R1, R2, R3

2040 Strategy Fund	A, E, R1, R2, R3, S

2045 Strategy Fund	R1, R2, R3

2050 Strategy Fund	R1, R2, R3

In Retirement Fund	R1, R2, R3

Russell Investment Company

Russell Investment Company is a series investment company with 37 different investment portfolios referred to as Funds. These financial statements report on 15 of these Funds.

Russell Investment Company

LifePoints® Funds

Annual Report

October 31, 2009

Russell Investment Company - LifePoints® Funds.

Copyright © Russell Investments 2009. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc. member FINRA, part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

We are pleased to provide you with Russell Investment Company’s 2009 Annual Report. It includes portfolio management discussions and fund-specific details that will give you an in-depth understanding of fund performance for the fiscal year ending October 31, 2009.

Every day, we strive to improve financial security for people and earn the continued support of our investors. Despite another year of economic uncertainty, the markets have rebounded sharply from the spring. We are sensitive to ongoing investor concerns and recognize the need for investment solutions that help provide the opportunities investors seek.

We continue to believe that investors are well served by remaining focused on long-term disciplined investing in well-diversified, asset allocated portfolios and that they should continue to talk with their financial advisors to ensure their portfolios remain aligned with long term goals.

The Russell Investments team has years of experience in managing people’s money through various market cycles, trends and turnarounds. As always, we are continuously monitoring our investment managers and our funds to ensure adherence to their long-term strategies.

We appreciate your continued support.

Best regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of October 31, 2009 (Unaudited)

U.S. Equity Markets

For the fiscal year ending October 31, 2009, the U.S. equity market experienced extreme volatility and weakness early in the year before rebounding substantially and ultimately delivering a positive return for the period. The broad market Russell 3000® Index rose 10.8% over the period as the global economy began to emerge from the worst recession and financial crisis in almost a century. The fear and panic which had pervaded the market in 2008 and early 2009 began to dissipate in March 2009 as investors increased their risk appetites.

After the Russell 3000® Index reached a low point on November 20, 2008, government intervention helped spark a short lived rally. In late November 2008, the Federal Reserve Board announced that it would provide aid to Citigroup. Shortly thereafter, it also stated that it would purchase Fannie Mae, Freddie Mac and Federal Home Loan Bank debt and mortgage-backed securities backed by Fannie Mae, Freddie Mac and Ginnie Mae. This represented a direct effort to help lower residential mortgage rates, stabilize the housing market and spark a recovery in the economy.

In December 2008, the U.S. government provided assistance to General Motors and Chrysler to help them avoid bankruptcy. On December 16, 2008, the Federal Reserve cut its benchmark interest rate to a record-low range of 0.00% to 0.25%. The election of a new U.S. President and the appointments he made to his economic team in late 2008, including Timothy Geithner as Secretary of the Treasury and Lawrence Summers as Director of the National Economic Council, provided some stability to the markets. The U.S. government’s plan to boost investment in public infrastructure also had a positive impact on U.S. equity markets.

At the end of 2008, even with coordinated actions by central banks across the globe and a variety of highly stimulative governmental policies in place, liquidity remained an issue for many banks, consumers and small businesses, leading them to cut spending and lay-off employees. With unemployment continuing to rise, expectations of a strong recovery were tempered. Meanwhile, consumer credit was slow to unfreeze and the housing market remained weak. Against this backdrop, anxiety about the health of large banks persisted. Among others, these factors led the broad U.S equity market to decline after its late 2008 gains during the first two months of 2009 and to set a new low on March 6, 2009.

Following the March 6, 2009 low, the U.S. equity market as measured by the Russell 3000® Index experienced a significant increase sparked by the three largest U.S. banks announcing that they would likely earn a profit for the first quarter of 2009. The market continued to rise when the Federal Reserve stated that it would purchase “distressed assets” in order to remove them from the balance sheets of banks. The rebound was further extended by the early May announcement of positive results from the stress tests that the U.S. government conducted on 19 U.S. banks. While capital ratios were found not to be sufficient at all the banks at the time, there were no banks which the market deemed to be on the verge of insolvency. Reports that several banks were planning to pay back TARP funds as soon as possible also helped alleviate fears about the health of the financial sector. In addition to positive bank-related news, declining inventories across many sectors led to the expectation that restocking, and the related uptick in demand for manufactured goods, would soon follow. Around the same time, a series of reports showed consumer confidence improving more than expected, further adding to investors’ optimism.

Stocks that had been priced for an elevated probability of bankruptcy by investors during the downturn led the rally as the bankruptcy scenario appeared increasingly unlikely. Small capitalization stocks outperformed large capitalization stocks as investors’ risk appetites increased. After significantly underperforming during the downturn, cyclical companies (those more tied to the economic cycle) and large capitalization financial stocks were among the top performers at the outset of the rally. Small capitalization financial stocks, however, continued to underperform as investors remained concerned about the health of smaller regional banks and the rising delinquencies in their commercial real estate loan portfolios. Higher beta (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) stocks and companies with low price-to-book ratios were among the top performers, as were stocks with higher earnings variability and higher debt-to-capital ratios. These factors were out of favor with investors during the market decline of 2008 and early 2009. Consistent with the market’s sharp reversal, stocks with the lowest price momentum were among the best performers during the rally. Higher quality companies (typically those with

4	Market Summary

Russell Investment Company

Market Summary as of October 31, 2009 (Unaudited)

more stable earnings growth, less leverage and attractive balance sheets) faced headwinds as investors took on more risk and increased the cyclicality of their portfolios. Defensive sectors and factors such as higher yield and lower earning per share variability lagged during this period, including the health care sector which faced significant uncertainty surrounding the Obama administration’s plan to overhaul healthcare. Mid-October 2009 marked a brief reversal from these trends, with lower risk and higher quality factors performing better as investors shifted their focus away from cyclical areas and toward companies with more stable and sustainable earnings and business growth which they believed had become undervalued.

Looking at fiscal 2009 as a whole, corporate profits rebounded from their 2008 lows. In addition, reports from the housing sector showed signs of stabilization. Most economic indicators turned from strongly negative, to less negative, to improving over the course of the fiscal year. Although the domestic economy was beginning to recover during the fiscal year, companies with exports to faster-growing, developing, non-U.S. economies posted stronger performance as they benefited from the weakening of the U.S. dollar during the summer. During the second half of the fiscal year in particular, exposure to U.S. companies with a portion of their revenues being generated overseas was rewarded.

Despite strong performance off the market’s early March low, the financial services sector was the biggest underperformer over the course of the entire fiscal year due to its extreme weakness in the first half of the period. The Financial services was the only sector to post a negative return (-4.1% as measured by the Russell 3000® Index) during the fiscal year. The energy sector experienced a similar reversal during the year, with a strong rebound coming only after significant weakness early in the period amid concerns about the magnitude of the global economic slowdown earlier in the fiscal year and the related drop in demand. The sector posted an 8.1% return during the entire period as measured by the Russell 3000® Index, trailing the overall market. Other sectors which lagged included the more defensive utilities (3.6% as measured by the Russell 3000® Index), health care (8.1% as measured by the Russell 3000® Index), and consumer staples (9.4% as measured by the Russell 3000® Index) sectors, as well as producer durables (4.4% as measured by the Russell 3000® Index), which was hit by concerns about a slowdown in government defense spending. Meanwhile, the best performing sectors in the Russell 3000® Index were the more cyclical ones. Technology led the way with its mix of cyclical and defensive characteristics (31.3% as measured by the Russell 3000® Index), followed by materials and processing (25.6% as measured by the Russell 3000® Index) and consumer discretionary (19.3% as measured by the Russell 3000® Index). Materials stocks benefited from increased optimism about the economic recovery spurring higher demand, especially as emerging markets continue to build out their infrastructure. Improving consumer confidence contributed to the rebound of consumer discretionary stocks.

The recovery in stock prices was experienced across investment styles as well as the market capitalization spectrum. While value rebounded more strongly off the March 6, 2009 low, growth stocks led over the course of the entire fiscal year. This was true for the large capitalization and small capitalization segments. For the period, the Russell 1000® Growth Index returned 17.5% and the Russell 1000® Value Index returned 4.8%, while the Russell 2000® Growth Index returned 11.3% and Russell 2000® Value Index returned 2%. Small capitalization stocks outperformed large capitalization stocks after March 9, 2009, but lagged over the course of the entire fiscal year. The Russell 2000® Index returned 6.5% and the Russell 1000® Index returned 11.2% for the period. Midcap stocks performed best over the period, while microcap stocks underperformed despite strong performance during the rally the Russell Midcap® Index returned 18.8% and the Russell Microcap® Index returned 5.1% for the fiscal year

The challenging active management environment improved as there was more differentiation between stocks and a substantial reduction in the indiscriminate selling. Small capitalization managers across the style spectrum outperformed their benchmarks more consistently than their large capitalization counterparts, with small capitalization value managers in particular posting strong relative performance in fiscal year 2009. Within large capitalization, growth managers had the most difficult time relative to their benchmark as price momentum was not in favor during the period which featured multiple sharp reversals in market direction. In addition, growth managers with less valuation sensitivity faced headwinds as low multiples of price to book and price to earnings were rewarded. The Lipper® Small Cap Value Funds Average outperformed the Russell 2000® Value Index by 10.1%, the Lipper® Small Cap Core Funds Average outperformed the Russell 2000® Index by 5.7% and the Lipper® Small Cap Growth Funds Average outperformed the Russell 2000® Growth Index by 2.0%. The Lipper® Large Cap Growth Funds Average underperformed the Russell 1000® Growth Index by 2.5%, the Lipper® Large Cap Core Funds Average underperformed the Russell 1000® Index by 0.3%, and the Lipper® Large Cap Value Funds Average outperformed the Russell 1000® Value Index by 3.7%.

Market Summary	5

Russell Investment Company

Market Summary as of October 31, 2009 (Unaudited)

Real Estate Securities Market

For the fiscal year ending October 31, 2009, U.S. real estate investment trusts (“REITs”) generated a 0.06% return as measured by the FTSE NAREIT Equity REIT Index (the “Index”). During this period, U.S. REITs significantly underperformed both the broader U.S. equity market and the international real estate securities market. Elevated volatility persisted, as evidenced by the fact that three of the four worst months on record took place during the first half of the fiscal year, while April marked the best month of performance since the inception of the Index in 1972. The REIT market declined by 48% between November 2008 and early March 2009 before sharply reversing course and gaining 93% during the remainder of the fiscal year.

Early in the fiscal year, REIT share prices declined steeply, as the sector exhibited a high correlation to the broader financial services sector. Investor sentiment toward the sector declined on concerns over labor market softness, weak consumer spending, lack of available debt capital and a stagnant housing market. At the property level, the deepening recession continued to undercut demand for commercial space, which lowered both occupancy and asking rents. REIT earnings suffered as a result. This period of rapid decline was characterized by a flight to quality. The market favored REITs with the lowest amounts of leverage, limited near-term refinancing needs and limited development pipelines. Neither dividend yield nor market capitalization appeared to be contributing factors to differences in individual company performance.

Beginning in March, numerous REITs raised capital in the equity market to address borrowing needs. Despite being generally dilutive to earnings, these equity offerings enabled struggling REITs to pay down debt and improve balance sheets, causing concerns over near-term solvency to subside. Meanwhile, relatively well-capitalized REITs took the opportunity to expand their cash reserves in anticipation of acquisition opportunities that could arise as maturing debt forces sellers to the market. Ongoing equity raising activity reduced leverage and restored confidence in REITs, attracting some non-dedicated REIT investors to the sector. This sparked a recovery in share prices and a relaxing of investors’ aversion to risk in the sector. As the REIT market rebounded from a March 6, 2009 low, the most highly leveraged names, which had sustained the largest declines during the downturn, experienced the most extreme rebounds in share price.

A stream of positive economic news further extended this rally. July employment figures beat expectations, credit markets showed signs of recovery, the Federal Reserve announced the extension of the Term Asset-Backed Securities Loan Facility (TALF) program through June 2010 and housing sales experienced a modest uptick. Investors also took comfort in the fact that the equity market remained open and the unsecured debt market showed improvement. A total of $20.4 billion of equity and $8 billion of unsecured debt was raised during the fiscal year by REITs. The REIT market rally moderated somewhat in September 2009, first on concerns over the accelerated run-up in share prices over the previous several months, and later in response to news that existing and new home sales came in below expectations. However, REITs continued to post positive returns, as share prices came to reflect sizeable inflows from both dedicated and non-dedicated real estate investors.

The historic levels of volatility in the REIT market during the period were driven by two factors: the high correlation to the financial services sector and a rise in short selling of REIT shares. The elevated correlation between REITs and the financial services sector, which began in 2008 with the heightening of the credit crisis, continued during this fiscal year. Short selling in the REIT sector also began to increase from the prior fiscal year, due to negative investor sentiment, and continued to rise into the current fiscal year amid weakening fundamentals and unfavorable market conditions. In March 2009, concurrent with the REIT market’s lows, short selling reached its peak at nearly 12% of shares outstanding (compared with 3-4% prior to the downturn). As REITs began to issue equity and share prices rallied in the following months, the level of short selling decreased by over 4%. REIT volatility consequently moderated from peak levels, but remained elevated in comparison to historical levels.

During the fiscal year, returns were widely dispersed across the property sectors. Among the poorest performing sectors were shopping centers and industrial. Sentiment toward the shopping centers sector was particularly negative due to deteriorating occupancy and income metrics driven by weak consumer spending. While struggling industrial REITs addressed concerns over bankruptcy risk through equity issuance, significant development pipelines amid weak leasing market conditions put pressure on earnings forecasts. The two best performing property sectors were manufactured homes and lodging/resorts. The defensive manufactured homes sector was insulated from the decline of the broader REIT market due to the countercyclical properties of affordable housing and the sector’s niche status. In contrast, the

6	Market Summary

Russell Investment Company

Market Summary as of October 31, 2009 (Unaudited)

lodging/resorts sector was among the poorest performing sectors during the period prior to March 6, 2009 and subsequently rallied as investors displayed a greater appetite for risk. Numerous lodging/resorts stocks that had been sold off excessively during the downturn multiplied in value as investor sentiment recovered.

The U.S. REIT market underperformed relative to the international real estate securities market by a wide margin during the fiscal year, as measured by the FTSE EPRA/NAREIT Developed Real Estate Index. After experiencing meaningful price corrections in the prior year, the REIT markets in both Asia and Continental Europe posted large positive returns (43.85% and 52.27%, respectively) during the fiscal year. Hong Kong property stocks recorded particularly strong gains for the fiscal year (107.01%), while the United Kingdom was among the worst performing REIT markets globally (-4.19%), underperforming relative to U.S. REITs.

Non-U.S. Developed Equity Markets

Non-U.S. equity markets rose nearly 28% for the fiscal year ended October 31, 2009. The MSCI EAFE (Europe, Australasia, and Far East) Index gained 27.71% for the period. The gain reflects the strong rebound for global equity markets starting in March 2009, with a low to peak return from March 9 to October 21 of nearly 82% as measured by the MSCI EAFE.

For the period, investors in non-U.S. markets benefited from the gains in foreign currencies relative to the U.S. dollar. EAFE’s gain when measured in local currencies was a far more modest 13.76%. The nearly 14 percentage points added from currencies proved to be a major benefit, though non-U.S. stocks generally performed better than their U.S. counterparts net of the currency impact.

Value-driven investment strategies led the market recovery as economic conditions appeared to improve slowly, but steadily, beginning in March 2009. U.S. government-led economic and direct stimulus helped restore confidence in the viability of global commerce, though not as much in the ability of global businesses to grow as rapidly. The MSCI EAFE Value Index rose 32.00% for the period, while the EAFE Growth Index rose 23.56%.

Regionally, the Pacific (excluding Japan) region provided the strongest gains. The region gained 65.10% for the period as measured by MSCI Pacific Free ex Japan Index led by the 65.29% gain in the Australian market as measured by MSCI Australia Index. European stocks rose 27.48% as measured by MSCI Europe Index. Japan was the notable laggard gaining 13.76% as measured by MSCI Japan Index for the period. While developed markets has strong returns, emerging markets returned even stronger gains. The MSCI Emerging Markets Index gained 64.13% in the period led by Brazil’s 91.55% gain as measured by MSCI Brazil Index.

The strength of emerging markets reflected in large part a strong market for stocks in the materials sector. Industrial metals producers and the stocks of other industrial cyclical companies posted very strong gains as investors grew less fearful of a protracted, deep global economic recession. Financial stocks joined as market leaders in the market’s recovery as unprecedented economic stimulus and government-led relief programs convinced investors that these companies could survive and eventually thrive.

From a sector perspective, materials stocks were the best performers led by the 56.15% gain of the metals & mining industry group within the MSCI EAFE Index. Indicative of the broader strength of industrial cyclicals during the period, the industrials sector was the next best performer, with stocks in this MSCI EAFE sector rising 37.47%. Both sectors’ results reflected the strong influence of emerging market returns, but also resurgent stock prices in response to government stimulus proposals which, in many cases, included proposals for substantial new infrastructure spending. Financial stocks were another area of strong gains. The MSCI EAFE financials sector rose 32.32%, led by diversified financial services firms and real estate management and development companies.

The MSCI EAFE utilities sector was the notable laggard for the year. It gained only 5.43% as investors appeared to prefer companies whose earnings cycles are most sensitive to economic recovery. As such, health care (+12.67%), also lagged though the oft-mentioned U.S. health care proposals also had a negative effect on investors’ perception of the sector globally.

Emerging Markets

During the fiscal year, the MSCI Emerging Markets Index (“Index”) increased 64.1% as risk appetites were restored amid growing belief in the sustainability of global economic recovery. Emerging markets significantly outperformed

Market Summary	7

Russell Investment Company

Market Summary as of October 31, 2009 (Unaudited)

developed markets, gaining 18.4% as measured by the MSCI World Index. This return was driven by the belief that emerging markets would recover soonest given better-capitalized, less leveraged financial systems and policymakers (particularly in Asia) that are more experienced at navigating periods of economic turbulence.

The second and third calendar quarters of 2009 were particularly strong for emerging markets, after evidence the global recession was easing spurred demand for riskier, higher-yielding assets. The Index gained 34.7% over the second calendar quarter, its best quarterly return since inception of the Index in 1988. The third calendar quarter was also strong, posting a 20.9% return, after robust returns in July and September offset a China-led pull-back in August. The growing belief that the global economic recovery was gaining traction further stimulated the global stock market gains and drew additional inflows into emerging markets equities.

Resource-rich Latin American markets strengthened as investors rotated their assets away from developed economies and into countries that supply China with raw materials, such as Chile (61.7% as measured by the MSCI Chile Index) and Peru (116.4% as measured by the MSCI Peru Index). Brazilian stocks rose 91.6% as measured by the MSCI Brazil Index, as crude oil prices rose and homebuilders and banks rallied on speculation over a rebound in loan growth. Russian equities (45.3% as measured by the MSCI Russian Index), whose valuations remained inexpensive, were also beneficiaries of the increase in oil prices and the persistent decline in risk aversion. Turkish equities (68.2% as measured by the MSCI Turkey Index), which tend to advance as risk appetites increase, strengthened on an improving macroeconomic outlook. Turkey’s credit rating was raised to “positive” from “stable” in September, reflecting the economy’s increased resilience. Indonesian stocks, often regarded as the riskiest of emerging markets, increased 127.4% as measured by the MSCI Indonesia Index, as the re-election of the country’s president increased expectations that policies that had previously bolstered growth would be maintained. Chinese equities increased 82.2% as measured by the MSCI China Index on speculation that its economic strength will lead the world out of recession.

Several emerging market currencies, notably those closely linked to commodities, significantly outperformed the U.S. dollar over the period. The leader among them was the Chilean Peso, which was up nearly 36% relative to the U.S. dollar. Chile is the world’s biggest copper producer, and it obtained the first credit ratings increase among investment-grade nations this year. The South African Rand and the Brazilian Real made similarly strong gains, while the Colombian Peso (where oil is the major export) was also up 20% relative to the U.S. dollar.

U.S. Fixed Income Markets

As much as fiscal 2008 was characterized by the credit crisis, investor anxiety and a flight to safety of U.S. Treasuries, fiscal 2009 can be described as a period of significant government intervention. This was crucial to restoring liquidity to the credit markets and investor confidence, and served as a driver of the fixed income market rally during the second half of the period. Following the bankruptcy of Lehman Brothers Holdings Inc. in September 2008, a massive reshuffling of banking institutions ensued; some were compelled into competitor mergers/acquisitions while others sought bank holding status, all causing further unrest in the fixed income market and decreasing liquidity. This disruption was largely the impetus for the Emergency Economic Stabilization Act of 2008, which initially was designed to address weakness in the banking industry by allocating $700 billion for the purchase of distressed assets from banks. The Treasury used Troubled Asset Relief Program (TARP) funds for direct capital injections into financial institutions, while the Federal Deposit Insurance Corporation (FDIC) temporarily increased retail bank deposit insurance to $250,000 per retail bank account. In mid-November 2008, in a bid to restore liquidity in the asset-backed securities (ABS) market, the Federal Reserve Board announced the creation of the Term Asset-Backed Securities Lending Facility (TALF), under which the Federal Reserve Bank of New York planned to loan up to $200 billion on a non-recourse basis to purchasers of newly issued AAA-rated ABS collateralized primarily by consumer loans (credit card receivables and automobile loans). This program was well received and did much to increase liquidity in the fixed income markets. It was subsequently expanded to include other assets, such as commercial mortgage-backed securities (CMBS). Numerous other programs were created by various U.S. government agencies to address issues in the credit markets and broader economy: Primary Dealer Credit Facility (improve market liquidity), quantitative easing via Federal Reserve Bank purchases of U.S. Treasury debt (manage interest rates) Build America Bonds (bolster the tax-exempt/municipal bond market), Private-Public Investment Program (PPIP) (support the non-agency mortgage-backed securities market) and Homeowner Affordability and Stability Plan (HASP) (stem the rising tide of foreclosures). The U.S. government has spent, lent or committed $12.8 trillion to these programs.

8	Market Summary

Russell Investment Company

Market Summary as of October 31, 2009 (Unaudited)

In October 2008, the Federal Reserve Board initiated an unexpected 0.50% decrease in the Federal Funds target overnight rate to 1.50%. It then dropped the rate another 0.50% at a scheduled meeting later that month. In December 2008, the Federal Reserve decreased the rate to the historically low range of 0.00%-0.25%, where it remained at the end of October 2009.

Despite the massive government intervention, the housing market, a key factor underlying the credit and economic crises, remained largely under pressure throughout the period. However, there were positive signs. The U.S. government reached its goal of modifying the mortgage loans of 500,000 troubled homeowners ahead of schedule and the S&P/Case-Shiller 20-City Home Price Index increased every month from April through August. However, home foreclosures increased 23% over the 12 months to September 2009, with nearly 938,000 foreclosures from July 2009 to September 2009.

The increase in foreclosures was exacerbated by unemployment and the recession. While GDP for the third calendar quarter of 2009 grew at an annualized rate of 3.5% (largely due to government stimulus), it remained depressed at -2.3% for the 12 months ending September 2009. From November 2008 to October 2009, unemployment increased from 6.8% to 10.2%, its highest level in recent history. Total write-downs at banks from the start of the credit crisis (summer 2007) have totaled $1.66 trillion.

In April 2009, the U.S. government announced the results of bank stress tests. The capital markets positively received these results, interpreting the results to mean that the prospect of financial disaster had become more remote. Against a backdrop of extremely low interest rates and explicit government support, this news started the rally which lasted throughout the second half of the period. The Barclays Capital U.S. Aggregate Index (BarCap Agg), a broad measure of U.S. investment grade fixed income securities, returned 13.79% (outperforming equivalent-duration Treasuries by 7.16% ) for the period, up significantly from its fiscal 2008 return of 0.30% (when it underperformed Treasuries by 7.48%).

In sharp contrasts to 2008, fiscal 2009 saw all major investment grade and non-investment grade sectors outperform Treasuries, as investor anxiety decreased, the credit crisis abated and liquidity returned to the markets. Corporate credit was the most notable outperforming sector during the period, as investors saw confirmation of their beliefs that the high default rates implied by corporate bond prices were unrealistic. The investment grade corporate sector of the BarCap Agg returned 31.07% (outperforming Treasuries by 24% and the Barclays Capital High Yield (corporate) Index returned 48.10% (outperforming Treasuries by 42%),

During most of the period, non-agency mortgage-backed securities continued to decline in price. However, the implementation of the PPIP reversed this trend, causing prime and Alt-A mortgage-backed securities to rally in September and October.

Market Summary	9

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Conservative Strategy Fund - Class A ‡
	Total Return
1 Year	10.61%
5 Years	1.87	%§
10 Years	3.40	%§

Conservative Strategy Fund - Class C
	Total Return
1 Year	16.66%
5 Years	2.33	%§
10 Years	3.24	%§

Conservative Strategy Fund - Class E
	Total Return
1 Year	17.48%
5 Years	3.10	%§
10 Years	4.02	%§

Conservative Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	17.85%
5 Years	3.35	%§
10 Years	4.27	%§

Conservative Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	17.44%
5 Years	3.08	%§
10 Years	4.01	%§

Conservative Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	17.13%
5 Years	2.84	%§
10 Years	3.77	%§

Conservative Strategy Fund - Class S ‡‡‡‡‡
	Total Return
1 Year	17.71%
5 Years	3.34	%§
10 Years	4.27	%§

Merrill Lynch U.S. Treasuries 1-3 Year Index **
	Total Return
1 Year	2.74%
5 Years	4.01	%§
10 Years	4.53	%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	13.79%
5 Years	5.05	%§
10 Years	6.31	%§

10	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Conservative Strategy Fund (“Fund”) seeks to provide high current income and low long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Conservative Strategy Fund Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 17.41%, 16.66%, 17.48%, 17.85%, 17.44%, 17.13% and 17.71%, respectively. This compared to the Barclays Capital Aggregate Bond Index, which gained 13.79% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s over performance relative to the Barclays Capital Aggregate Bond Index was due to the Fund’s exposure to non-U.S. equity securities and non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g. high yield credit, non-agency mortgage backed securities and, emerging market debt). Non-U.S. equity securities benefitted from both early indications of the global economic recovery in the second half of the fiscal year and the weakness of the U.S. dollar. Non-Treasury fixed income securities rebounded strongly as investors sought opportunities in bonds with historically cheap prices once the credit crisis showed signs of easing

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes from November 1, 2008 to March 9, 2009. Fear pervaded the markets, resulting in global government interventions, including the U.S. government’s assistance in the U.S. marketplace through special programs designed to assist banks, auto companies and consumers. Many investors feared the economy was headed towards a deep recession, possibly even a depression. This led to a “flight to quality” in the markets during the first part of the fiscal year where risk was avoided and only investments deemed the safest maintained value.

After the March 6, 2009 low in equities, all asset classes rebounded, positively impacting the Fund’s performance. As fixed income investors returned to investments with more risk relative to U.S. Treasuries in the second half of the fiscal year, virtually all non-Treasury fixed income sectors posted higher returns than the Barclays Capital Aggregate Bond Index. The Underlying Fund’s fixed income money managers typically invest in non-Treasury sectors, including sectors that are not in those Underlying Fund’s benchmark (e.g. high yield bonds). As a result, the fixed income portion of the Fund outperformed its benchmark. In U.S. and non-U.S. equities, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fixed income Underlying Funds (80% of the Fund’s assets are allocated to fixed income Underlying Funds) outperformed relative to their indexes. At 60% of the total Fund allocation, the Russell Strategic Bond Fund added the most to the Fund’s weighted excess return relative to the Barclays Capital Aggregate Bond Index. At 20% of the total Fund allocation, the Russell Short Duration Bond Fund was the second largest contributor to the Fund’s weighted excess return. When risk appetite returned later in the fiscal year, both the Russell Strategic Bond Fund and the Russell Short Duration Bond Fund allocations’ underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital Aggregate Bond Index. While sector positions of the fixed income Underlying Fund’s varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets such as investment grade financials, commercial mortgage-backed securities, automobile asset-backed securities and credit card asset-backed securities, contributed positively to the performance of the Underlying Funds. Out-of-benchmark exposures to high yield financials and industrials also contributed to outperformance.

The U.S. equity Underlying Funds that the Fund invests in (11% of the Fund’s assets) were less defensively positioned than in the previous fiscal year, and were focused on undervalued companies with more earnings variability and above-average growth prospects. In the second half of the fiscal year, both the Russell U.S. Core Equity and the Russell Quantitative Equity Funds’ exposure to higher beta stocks (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) and positioning for economic recovery contributed positively to performance. The Russell U.S. Core Equity fund has typically favored companies with higher quality balance sheets that were showing signs of fundamental earnings improvement, which created a headwind to performance. Other Russell U.S. Core Equity fund managers, particularly within the value segment, were effective at finding companies that were deeply undervalued, in some cases, priced for potential bankruptcy, that rallied in the second half of the fiscal year. The Russell Quantitative Equity Fund, however, also favored companies with higher quality balance sheets, which

Conservative Strategy Fund	11

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

contributed to its underperformance relative to both the Russell 1000 Index and the Barclays Capital Aggregate Index. Stock selection in the consumer discretionary sector dampened performance of both of these large cap U.S. equity Funds. The Russell U.S. Core Equity fund, however, benefited from an overweight to the technology sector, the top performing sector over the fiscal year, and from an underweight to the utilities sector, which lagged during the period. However, this was partly offset by an overweight to the financial services sector, which was the worst performing sector for the period due to extreme weakness in the first half of the fiscal year.

In the real estate Underlying Fund (3% of the Fund’s assets), the Underlying Fund’s money managers’ overweight to regional malls and underweights to the lodging/resorts and freestanding retail sectors detracted from performance, while the Underlying Fund’s positions in the shopping centers and health care sectors had a neutral effect on performance. The Underlying Fund’s small international real estate securities exposure contributed positively to performance, as the U.S. underperformed relative to the rest of the globe. Property stocks in Asia and Continental Europe performed particularly well during this period.

The non-U.S. and global equity Underlying Funds (a combined 6% of the Fund’s assets), lagged their respective benchmarks during the extreme increase in risk aversion during late 2008 as the money managers for the Underlying Fund’s were more exposed to the underperforming areas of commodities and out-of-index emerging markets. These same sectors, however, added to returns in the second half of the fiscal year. Global and international equity investors initially sought safety in high quality growth companies with solid balance sheets and durable earnings, while they sold off other more cyclical segments of the market. In the second half of the fiscal year, the Underlying Funds’ managers became positioned more towards the economically sensitive areas of the market that performed best.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

No Change

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1999.

**	Merrill Lynch U.S. Treasuries 1-3 Year Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

***	On November 3, 2008, Barclays Capital, which acquired the Lehman family of indices in September 2008, announced the rebranding of its unified family of indices under the Barclays Capital Indices name. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on March 3, 2003. The returns shown for Class A Shares prior to March 3, 2003 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on December 29, 2006. The returns shown for Class R1 Shares prior to December 29, 2006 are the returns of the Fund’s Class E Shares from November 1, 1999 to February 13, 2000 and the returns of the Fund’s Class S Shares from February 14, 2000 to December 28, 2006.

‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

‡‡‡‡‡	The Fund first issued Class S Shares on February 14, 2000. The returns shown for Class S Shares prior to February 14, 2000 are the returns of the Fund’s Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,155.30	$1,022.58
Expenses Paid During Period*	$2.82	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,151.30	$1,018.80
Expenses Paid During Period*	$6.89	$6.46

*	Expenses are equal to the Fund’s annualized expense ratio of 1.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,156.10	$1,022.58
Expenses Paid During Period*	$2.83	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Conservative Strategy Fund	13

Russell Investment Company

Conservative Strategy Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,157.30	$1,023.84
Expenses Paid During Period*	$1.47	$1.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,155.80	$1,022.58
Expenses Paid During Period*	$2.83	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,153.90	$1,021.32
Expenses Paid During Period*	$4.18	$3.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.77% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,157.20	$1,023.84
Expenses Paid During Period*	$1.47	$1.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

14	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 99.8%
Other Russell Investment Company Series Mutual Funds

Bonds - 80.1%
Russell Short Duration Bond Fund	5,571,669	105,137
Russell Strategic Bond Fund	30,632,184	314,899

		420,036

Domestic Equities - 13.8%
Russell Real Estate Securities Fund	581,015	15,542
Russell U.S. Core Equity Fund	1,354,654	30,764
Russell U.S. Quantitative Equity Fund	1,073,939	25,732

		72,038

International Equities - 5.9%
Russell Global Equity Fund	1,401,607	10,274
Russell International Developed Markets Fund	702,919	20,504

		30,778

Total Investments - 99.8% (identified cost $521,439)		522,852

Other Assets and Liabilities, Net - 0.2%		1,254

Net Assets - 100.0%		524,106

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund	15

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Moderate Strategy Fund - Class A ‡
	Total Return
1 Year	11.62%
5 Years	1.71	%§
10 Years	3.07	%§

Moderate Strategy Fund - Class C
	Total Return
1 Year	17.54%
5 Years	2.16	%§
10 Years	2.89	%§

Moderate Strategy Fund - Class E
	Total Return
1 Year	18.28%
5 Years	2.91	%§
10 Years	3.66	%§

Moderate Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	18.79%
5 Years	3.07	%§
10 Years	3.85	%§

Moderate Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	18.42%
5 Years	2.92	%§
10 Years	3.66	%§

Moderate Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	18.19%
5 Years	2.68	%§
10 Years	3.41	%§

Moderate Strategy Fund - Class S ‡‡‡‡‡
	Total Return
1 Year	18.65%
5 Years	3.18	%§
10 Years	3.91	%§

Russell 1000® Index **
	Total Return
1 Year	11.20%
5 Years	0.71	%§
10 Years	(0.46	)%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	13.79%
5 Years	5.05	%§
10 Years	6.31	%§

16	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Moderate Strategy Fund (“Fund”) seeks to provide high current income and moderate long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Moderate Strategy Fund Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 18.43%, 17.54%, 18.28%, 18.79%, 18.42%, 18.19% and 18.65%, respectively. These compared to the Barclays Capital Aggregate Bond Index, which gained 13.79% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s overperformance relative to the Barclays Capital Aggregate Bond Index was due to the Fund’s exposure to non-U.S. equity securities and non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g. high yield credit, non-agency mortgage backed securities and, emerging market debt) fixed income securities. Non-U.S. equity securities benefitted from both early indications of the global economic recovery in the second half of the fiscal year and the weakness of the U.S. dollar. Non-Treasury fixed income securities rebounded strongly as investors sought opportunities in bonds with historically cheap prices once the credit crisis showed signs of easing.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes from November 1, 2008 to March 9, 2009. Fear pervaded the markets, resulting in global government interventions, including the U.S. government’s assistance in the U.S. marketplace through special programs designed to assist banks, auto companies and consumers. Many investors feared the economy was headed towards a deep recession, possibly even a depression. This led to a “flight to quality” in the markets during the first part of the fiscal year where risk was avoided and only investments deemed the safest maintained value.

After the March 6, 2009 low in equities, all asset classes rebounded, positively impacting the Fund’s performance. As fixed income investors returned to investments with more risk relative to U.S. Treasuries in the second half of the fiscal year, virtually all non-Treasury fixed income sectors posted higher returns than the Barclays Capital Aggregate Bond Index. The Underlying Fund’s fixed income money managers typically invest in non-Treasury sectors, including sectors that are not in those Underlying Fund’s benchmark (e.g. high yield bonds). As a result, the fixed income portion of the Fund outperformed its benchmark. In U.S. and non-U.S. equities, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fixed income Underlying Fund (60% of the total Fund’s assets allocation to a fixed income Underlying Fund) outperformed relative to its index. The Russell Strategic Bond Fund added the most to the Fund’s weighted excess return relative to the Barclays Capital Aggregate Bond Index. When risk appetite returned later in the fiscal year, the Russell Strategic Bond Fund allocations’ underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital Aggregate Bond Index. While sector positions of the fixed income Underlying Fund varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets such as investment grade financials, commercial mortgage-backed securities, automobile asset-backed securities and credit card asset-backed securities, contributed positively to the performance of the Underlying Fund. Out-of-benchmark exposures to high yield financials and industrials also contributed to outperformance.

At only a 2% allocation of the Fund’s assets, the Russell Emerging Markets Fund, up 63.67%, was the second largest contributor to the Fund’s weighted excess returns. Stock-level characteristics were the strongest driver of returns in emerging markets, more important than geography and sector, as those stocks with high absolute volatility and low valuation, performed best. The Underlying Fund was well-positioned to take advantage of this market rebound.

The non-U.S. and global equity Underlying Funds (a combined 12% of the Fund’s assets), lagged their respective benchmarks during the increase in risk aversion during late 2008 as the money managers were more exposed to the underperforming areas of commodities and emerging markets. These same sectors, however, added to returns in the second half of the fiscal year. Investments in these Underlying Funds made the third largest contribution to weighted excess returns relative to the Barclays Capital Aggregate Bond Index. Global and international equity investors initially sought safety in high quality growth companies with solid balance sheets and durable earnings, while they sold off other more cyclical segments of the market. In the second half of the fiscal year, the Underlying

Moderate Strategy Fund	17

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Funds’ managers became positioned more towards the economically sensitive areas of the market that performed best.

The U.S. equity Underlying Funds that the Fund invests in (23% of the Fund’s assets) were less defensively positioned than in the previous fiscal year, and were focused on undervalued companies with more earnings variability and above-average growth prospects. In the second half of the fiscal year, both the Russell U.S. Core Equity and the Russell Quantitative Equity Funds’ exposure to higher beta stocks (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) and positioning for economic recovery contributed positively to performance. The Russell U.S. Core Equity fund has typically favored companies with higher quality balance sheets that were showing signs of fundamental earnings improvement, which created a headwind to performance. Other Russell U.S. Core Equity fund managers, particularly within the value segment, were effective at finding companies that were deeply undervalued, in some cases priced for potential bankruptcy, that rallied in the second half of the fiscal year. The Russell Quantitative Equity Fund, however, also favored companies with higher quality balance sheets, which contributed to its underperformance relative to both the Russell 1000 Index and the Barclays Capital Aggregate Index. Stock selection in the consumer discretionary sector dampened performance of both of these large cap U.S. equity Funds. The Russell U.S. Core Equity fund, however, benefited from an overweight to the technology sector, the top performing sector over the fiscal year, and from an underweight to the utilities sector, which lagged during the period. However, this was partly offset by an overweight to the financial services sector, which was the worst performing sector for the period due to extreme weakness in the first half of the fiscal year.

In the real estate Underlying Fund (3% of the Fund’s assets), the Underlying Fund’s money managers’ overweight to regional malls and underweights to the lodging/resorts and freestanding retail sectors detracted from performance, while the Underlying Fund’s positions in the shopping centers and health care sectors had a neutral effect on performance. The Underlying Fund’s small international real estate securities exposure contributed positively to performance, as the U.S. underperformed relative to the rest of the globe. Property stocks in Asia and Continental Europe performed particularly well during this period.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

No changes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1999.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	On November 3, 2008, Barclays Capital, which acquired the Lehman family of indices in September 2008, announced the rebranding of its unified family of indices under the Barclays Capital Indices name. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on March 5, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on October 3, 2006. The returns shown for Class R1 Shares prior to October 3, 2006 are the returns of the Fund’s Class E Shares from November 1, 1999 to January 31, 2000 and the returns of the Fund’s Class S Shares from February 1, 2000 to October 2, 2006.

‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

‡‡‡‡‡	The Fund first issued Class S Shares on February 1, 2000. The returns shown for Class S Shares prior to February 1, 2000 are the returns of the Fund’s Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,185.50	$1,022.58
Expenses Paid During Period*	$2.86	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,180.20	$1,018.80
Expenses Paid During Period*	$6.98	$6.46

*	Expenses are equal to the Fund’s annualized expense ratio of 1.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,183.90	$1,022.58
Expenses Paid During Period*	$2.86	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Moderate Strategy Fund	19

Russell Investment Company

Moderate Strategy Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,186.50	$1,023.84
Expenses Paid During Period*	$1.49	$1.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,185.40	$1,022.58
Expenses Paid During Period*	$2.86	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,184.30	$1,021.32
Expenses Paid During Period*	$4.24	$3.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.77% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,186.50	$1,023.84
Expenses Paid During Period*	$1.49	$1.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

20	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 60.9%
Russell Strategic Bond Fund	57,445,937	590,544

Domestic Equities - 25.4%
Russell Real Estate Securities Fund	1,072,763	28,696
Russell U.S. Core Equity Fund	4,166,607	94,624
Russell U.S. Quantitative Equity Fund	3,985,131	95,484
Russell U.S. Small & Mid Cap Fund	1,694,211	27,768

		246,572

International Equities - 13.7%
Russell Emerging Markets Fund	1,155,890	19,142
Russell Global Equity Fund	3,902,063	28,602
Russell International Developed Markets Fund	2,906,918	84,795

		132,539

Total Investments - 100.0% (identified cost $1,031,801)		969,655

Other Assets and Liabilities, Net - 0.0%		39

Net Assets - 100.0%		969,694

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund	21

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Balanced Strategy Fund - Class A ‡
	Total Return
1 Year	11.23%
5 Years	1.62	%§
10 Years	2.73	%§

Balanced Strategy Fund - Class C
	Total Return
1 Year	17.14%
5 Years	2.06	%§
10 Years	2.58	%§

Balanced Strategy Fund - Class E
	Total Return
1 Year	18.09%
5 Years	2.84	%§
10 Years	3.35	%§

Balanced Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	18.31%
5 Years	3.09	%§
10 Years	3.60	%§

Balanced Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	18.04%
5 Years	2.82	%§
10 Years	3.34	%§

Balanced Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	17.67%
5 Years	2.58	%§
10 Years	3.09	%§

Balanced Strategy Fund - Class S ‡‡‡‡‡
	Total Return
1 Year	18.28%
5 Years	3.08	%§
10 Years	3.60	%§

MSCI EAFE® Index Net (USD) **
	Total Return
1 Year	27.71%
5 Years	5.10	%§
10 Years	2.05	%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	13.79%
5 Years	5.05	%§
10 Years	6.31	%§

Russell 1000® Index ****
	Total Return
1 Year	11.20%
5 Years	0.71	%§
10 Years	(0.46	)%§

22	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Balanced Strategy Fund (“Fund”) seeks to provide above average capital appreciation and a moderate level of current income.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Balanced Strategy Fund Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 18.02%, 17.14%, 18.09%, 18.31%, 18.04%, 17.67% and 18.28%, respectively. These compared to the Barclays Capital Aggregate Bond Index, which gained 13.79% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s over performance relative to the Barclays Capital Aggregate Bond Index was due to the Fund’s exposure to non-U.S. equity securities and non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g. high yield credit, non-agency mortgage backed securities and, emerging market debt). Non-U.S. equity securities benefitted from both early indications of the global economic recovery in the second half of the fiscal year and the weakness of the U.S. dollar. Non-Treasury fixed income securities rebounded strongly as investors sought opportunities in bonds with historically cheap prices once the credit crisis showed signs of easing

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes from November 1, 2008 to March 9, 2009. Fear pervaded the markets, resulting in global government interventions, including the U.S. government’s assistance in the U.S. marketplace through special programs designed to assist banks, auto companies and consumers. Many investors feared the economy was headed towards a deep recession, possibly even a depression. This led to a “flight to quality” in the markets during the first part of the fiscal year where risk was avoided and only investments deemed the safest maintained value.

After the March 6, 2009 low in equities, all asset classes rebounded, positively impacting the Fund’s performance. As fixed income investors returned to investments with more risk relative to U.S. Treasuries in the second half of the fiscal year, virtually all non-Treasury fixed income sectors posted higher returns than the Barclays Capital Aggregate Bond Index. The Underlying Fund’s fixed income money managers typically invest in non-Treasury sectors, including sectors that are not in those Underlying Fund’s benchmark (e.g. high yield bonds). As a result, the fixed income portion of the Fund outperformed its benchmark. In U.S. and non-U.S. equities, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fixed income Underlying Fund (40% of the Fund’s assets are allocated to a fixed income Underlying Fund) outperformed relative to its index. The Russell Strategic Bond Fund added the most to the Fund’s weighted excess return relative to the Barclays Capital Aggregate Bond Index. When risk appetite returned later in the fiscal year, the Russell Strategic Bond Fund allocations’ underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital Aggregate Bond Index. While sector positions of the fixed income Underlying Fund’s varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets such as investment grade financials, commercial mortgage-backed securities, automobile asset-backed securities and credit card asset-backed securities, contributed positively to the performance of the Underlying Fund. Out-of-benchmark exposures to high yield financials and industrials also contributed to outperformance.

At only a 3% allocation of the Fund assets, the Russell Emerging Markets Fund, up 63.67%, was a large contributor to the Fund’s weighted excess returns. Stock-level characteristics were the strongest driver of returns in emerging markets, more important than geography and sector, as those stocks, with high absolute volatility and low valuation, performed best. The Underlying Fund was well-positioned to take advantage of this market rebound.

The non-U.S. and global equity Underlying Funds (a combined 18% of the Fund’s assets), lagged their respective benchmarks during the increase in risk aversion in late 2008 as the money managers were more exposed to the underperforming areas of commodities and emerging markets. These same sectors, however, added to returns in the second half of the fiscal year. Investments in these Underlying Funds made the second largest contribution to weighted excess returns relative to the Barclays Capital Aggregate Bond Index. Global and international equity investors initially sought safety in high quality growth companies with solid balance sheets and durable earnings, while they sold off other more cyclical segments of the market. In the second half of the fiscal year, the Underlying Funds’

Balanced Strategy Fund	23

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

managers became positioned more towards the economically sensitive areas of the market that performed best.

The U.S. equity Underlying Funds that the Fund invests in (34% of the Fund’s assets) were less defensively positioned than in the previous fiscal year, and were focused on undervalued companies with more earnings variability and above-average growth prospects. In the second half of the fiscal year, both the Russell U.S. Core Equity and the Russell Quantitative Equity Funds’ exposure to higher beta stocks (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) and positioning for economic recovery contributed positively to performance. The Russell U.S. Core Equity fund has typically favored companies with higher quality balance sheets that were showing signs of fundamental earnings improvement, which created a headwind to performance. Other Russell U.S. Core Equity fund managers, particularly within the value segment, were effective at finding companies that were deeply undervalued, in some cases priced for potential bankruptcy, that rallied in the second half of the fiscal year. The Russell Quantitative Equity Fund, however, also favored companies with higher quality balance sheets, which contributed to its underperformance relative to both the Russell 1000 Index and the Barclays Capital Aggregate Index. Stock selection in the consumer discretionary sector dampened performance of both of these large cap U.S. equity Funds. The Russell U.S. Core Equity fund, however, benefited from an overweight to the technology sector, the top performing sector over the fiscal year, and from an underweight to the utilities sector, which lagged during the period. However, this was partly offset by an overweight to the financial services sector, which was the worst performing sector for the period due to extreme weakness in the first half of the fiscal year.

In the real estate Underlying Fund (5% of the Fund’s assets), the Underlying Fund’s money managers’ overweight to regional malls and underweights to the lodging/resorts and freestanding retail sectors detracted from performance, while the Underlying Fund’s positions in the shopping centers and health care sectors had a neutral effect on performance. The Underlying Fund’s small international real estate securities exposure contributed positively to performance, as the U.S. underperformed relative to the rest of the globe. Property stocks in Asia and Continental Europe performed particularly well during this period.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

No changes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1999.

**

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

***	On November 3, 2008, Barclays Capital, which acquired the Lehman family of indices in September 2008, announced the rebranding of its unified family of indices under the Barclays Capital Indices name. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on March 4, 2003. The returns shown for Class A Shares prior to March 4, 2003 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 6, 2006. The returns shown for Class R1 Shares prior to June 6, 2006 are the returns of the Fund’s Class E Shares from November 1, 1999 to January 30, 2000 and the returns of the Fund’s Class S Shares from January 31, 2000 to June 5, 2006.

‡‡‡	The Fund first issued Class R2 Shares on April 3, 2006. The returns shown for Class R2 Shares prior to April 3, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

‡‡‡‡‡	The Fund first issued Class S Shares on January 31, 2000. The returns shown for Class S Shares prior to January 31, 2000 are the returns of the Fund’s Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,200.60	$1,022.58
Expenses Paid During Period*	$2.88	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,196.80	$1,018.80
Expenses Paid During Period*	$7.03	$6.46

*	Expenses are equal to the Fund’s annualized expense ratio of 1.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,201.30	$1,022.58
Expenses Paid During Period*	$2.89	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Balanced Strategy Fund	25

Russell Investment Company

Balanced Strategy Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,202.20	$1,023.84
Expenses Paid During Period*	$1.50	$1.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,200.70	$1,022.58
Expenses Paid During Period*	$2.88	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,199.60	$1,021.32
Expenses Paid During Period*	$4.27	$3.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.77% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,202.00	$1,023.84
Expenses Paid During Period*	$1.50	$1.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

26	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 39.9%
Russell Strategic Bond Fund	161,184,660	1,656,978

Domestic Equities - 39.0%
Russell Real Estate Securities Fund	7,929,078	212,103
Russell U.S. Core Equity Fund	27,388,517	621,993
Russell U.S. Quantitative Equity Fund	26,032,138	623,730
Russell U.S. Small & Mid Cap Fund	9,903,354	162,316

		1,620,142

International Equities - 21.1%
Russell Emerging Markets Fund	7,650,908	126,699
Russell Global Equity Fund	22,808,337	167,185
Russell International Developed Markets Fund	19,871,426	579,650

		873,534

Total Investments - 100.0% (identified cost $4,653,290)		4,150,654

Other Assets and Liabilities, Net - (0.0%)		(1,275)

Net Assets - 100.0%		4,149,379

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund	27

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Growth Strategy Fund - Class A ‡
	Total Return
1 Year	10.06%
5 Years	0.99	%§
10 Years	1.64	%§

Growth Strategy Fund - Class C
	Total Return
1 Year	15.94%
5 Years	1.44	%§
10 Years	1.48	%§

Growth Strategy Fund - Class E
	Total Return
1 Year	16.80%
5 Years	2.18	%§
10 Years	2.23	%§

Growth Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	17.13%
5 Years	2.45	%§
10 Years	2.48	%§

Growth Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	16.90%
5 Years	2.20	%§
10 Years	2.24	%§

Growth Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	16.48%
5 Years	1.94	%§
10 Years	1.98	%§

Growth Strategy Fund - Class S ‡‡‡‡‡
	Total Return
1 Year	17.12%
5 Years	2.45	%§
10 Years	2.48	%§

MSCI EAFE® Index Net (USD) **
	Total Return
1 Year	27.71%
5 Years	5.10	%§
10 Years	2.05	%§

Russell 1000® Index ***
	Total Return
1 Year	11.20%
5 Years	0.71	%§
10 Years	(0.46	)%§

Barclays Capital U.S. Aggregate Bond Index ****
	Total Return
1 Year	13.79%
5 Years	5.05	%§
10 Years	6.31	%§

28	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Growth Strategy Fund (“Fund”) seeks to provide high long term capital appreciation with low current income.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Growth Strategy Fund Class A, Class C, Class E, Class R1, Class R2, Class R3, and Class S Shares gained 16.83%, 15.94%, 16.80%, 17.13%, 16.90%, 16.48% and 17.12%, respectively. These compared to the Russell 1000® Index, which gained 11.20% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s over performance relative to the Russell 1000® Index was due to the Fund’s exposure to non-U.S. equity securities and non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g. high yield credit, non-agency mortgage backed securities and, emerging market debt) . Non-U.S. equity securities benefitted from both early indications of the global economic recovery in the second half of the fiscal year and the weakness of the U.S. dollar. Non-Treasury fixed income securities rebounded strongly as investors sought opportunities in bonds with historically cheap prices once the credit crisis showed signs of easing.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all risky asset classes from November 1, 2008 to March 9, 2009. Fear pervaded the markets, resulting in global government interventions, including the U.S. government’s assistance in the U.S. marketplace through special programs designed to assist banks, auto companies and consumers. Many investors feared the economy was headed towards a deep recession, possibly even a depression. This led to a “flight to quality” in the markets during the first part of the fiscal year where risk was avoided and only investments deemed the safest maintained value.

After the March 6, 2009 low in equities, all asset classes rebounded, positively impacting the Fund’s performance. In U.S. and non-U.S. equities, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008. As fixed income investors returned to investments with more risk relative to U.S. Treasuries in the second half of the fiscal year, virtually all non-Treasury fixed income sectors posted higher returns than the Barclays Capital Aggregate Bond Index. The Underlying Fund’s fixed income money managers typically invest in non-Treasury sectors, including sectors that are not in those Underlying Fund’s benchmark (e.g. high yield bonds). As a result, the fixed income portion of the Fund outperformed its benchmark.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

At only a 4% allocation of the Funds assets, the Russell Emerging Markets Fund, up 63.67%, was the largest contributor to the Fund’s weighted excess returns. Stock-level characteristics were the strongest driver of returns in emerging markets, more important than geography and sector, as those stocks with high absolute volatility and low valuation, performed best. The Underlying Fund was well-positioned to take advantage of this market rebound.

The non-U.S. and global Underlying Funds (a combined 23% of the Fund’s assets), lagged their respective benchmarks during the increase in risk aversion in late 2008 as money managers were more exposed to the underperforming areas of commodities and emerging markets. These same sectors, however, added to returns in the second half of the fiscal year. Investments in these Underlying Funds made the second largest contribution to weighted excess returns relative to the Russell 1000® Index. Global and international equity investors initially sought safety in high quality growth companies with solid balance sheets and durable earnings, while they sold off other more cyclical segments of the market. In the second half of the fiscal year, the Underlying Funds’ managers became positioned more towards the economically sensitive areas of the market that performed best.

The fixed income Underlying Fund (20% of the Fund’s assets are allocated to a fixed income Underlying Fund), outperformed relative to its index and was the third largest contributor to weighted excess returns. The Russell Strategic Bond Fund added to the Fund’s weighted excess return relative to the Russell 1000® Index. When risk appetite returned later in the fiscal year, Russell Strategic Bond Fund allocations’ underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital Aggregate Bond Index. While sector positions of the fixed income Underlying Fund varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets such as investment grade financials, commercial mortgage-backed securities, automobile asset-backed securities and credit card asset-backed securities, contributed positively to Fund performance. Out-of-benchmark exposures to high yield financials and industrials also contributed to outperformance.

Growth Strategy Fund	29

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The U.S. equity Underlying Funds that the Fund invests in (47% of the Fund’s assets) were less defensively positioned than in the previous fiscal year, and were focused on undervalued companies with more earnings variability and above-average growth prospects. In the second half of the fiscal year, both the Russell U.S. Core Equity and the Russell Quantitative Equity Funds’ exposure to higher beta stocks (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) and positioning for economic recovery contributed positively to performance. The Russell U.S. Core Equity fund has typically favored companies with higher quality balance sheets that were showing signs of fundamental earnings improvement, which created a headwind to performance. Other Russell U.S. Core Equity fund managers, particularly within the value segment, were effective at finding companies that were deeply undervalued, in some cases priced for potential bankruptcy, that rallied in the second half of the fiscal year. The Russell Quantitative Equity Fund, however, also favored companies with higher quality balance sheets, which contributed to its underperformance relative to both the Russell 1000 Index and the Barclays Capital Aggregate Index. Stock selection in the consumer discretionary sector dampened performance of both of these large cap U.S. equity Funds. The Russell U.S. Core Equity fund, however, benefited from an overweight to the technology sector, the top performing sector over the fiscal year, and from an underweight to the utilities sector, which lagged during the period. However, this was partly offset by an overweight to the financial services sector, which was the worst performing sector for the period due to extreme weakness in the first half of the fiscal year.

In the real estate Underlying Fund (6% of the Fund’s assets), the Underlying Fund’s money managers’ overweight to regional malls and underweights to the lodging/resorts and freestanding retail sectors detracted from performance, while the Underlying Fund’s positions in the shopping centers and health care sectors had a neutral effect on performance. The Underlying Fund’s small international real estate securities exposure contributed to performance, as the U.S. underperformed relative to the rest of the globe. Property stocks in Asia and Continental Europe performed particularly well during this period.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

No changes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1999.

**

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

****	On November 3, 2008, Barclays Capital, which acquired the Lehman family of indices in September 2008, announced the rebranding of its unified family of indices under the Barclays Capital Indices name. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on March 10, 2003. The returns shown for Class A Shares prior to March 10, 2003 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to May 19, 2006 are the returns of the Fund’s Class E Shares from November 1, 1999 to January 31, 2000 and the returns of the Fund’s Class S Shares from February 1, 2000 to May 18, 2006.

‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

‡‡‡‡‡	The Fund first issued Class S Shares on February 1, 2000. The returns shown for Class S Shares prior to February 1, 2000 are the returns of the Fund’s Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

30	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,217.40	$1,022.58
Expenses Paid During Period*	$2.91	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,211.80	$1,018.80
Expenses Paid During Period*	$7.08	$6.46

*	Expenses are equal to the Fund’s annualized expense ratio of 1.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,215.30	$1,022.58
Expenses Paid During Period*	$2.90	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Growth Strategy Fund	31

Russell Investment Company

Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,217.40	$1,023.84
Expenses Paid During Period*	$1.51	$1.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,216.30	$1,022.58
Expenses Paid During Period*	$2.90	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,214.70	$1,021.32
Expenses Paid During Period*	$4.30	$3.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.77% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,217.20	$1,023.84
Expenses Paid During Period*	$1.51	$1.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

32	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 20.1%
Russell Strategic Bond Fund	55,628,473	571,861

Domestic Equities - 53.0%
Russell Real Estate Securities Fund	6,414,665	171,592
Russell U.S. Core Equity Fund	26,267,172	596,527
Russell U.S. Quantitative Equity Fund	23,866,395	571,839
Russell U.S. Small & Mid Cap Fund	10,114,993	165,785

		1,505,743

International Equities - 26.9%
Russell Emerging Markets Fund	6,901,476	114,288
Russell Global Equity Fund	23,395,518	171,489
Russell International Developed Markets Fund	16,452,957	479,933

		765,710

Total Investments - 100.0% (identified cost $3,432,581)		2,843,314

Other Assets and Liabilities, Net - (0.0%)		(787)

Net Assets - 100.0%		2,842,527

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund	33

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Equity Growth Strategy Fund - Class A ‡
	Total Return
1 Year	8.65%
5 Years	0.30	%§
10 Years	0.64	%§

Equity Growth Strategy Fund - Class C
	Total Return
1 Year	14.58%
5 Years	0.73	%§
10 Years	0.30	%§

Equity Growth Strategy Fund - Class E
	Total Return
1 Year	15.38%
5 Years	1.48	%§
10 Years	1.06	%§

Equity Growth Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	15.71%
5 Years	1.75	%§
10 Years	1.33	%§

Equity Growth Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	15.37%
5 Years	1.47	%§
10 Years	1.06	%§

Equity Growth Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	15.02%
5 Years	1.22	%§
10 Years	0.81	%§

Equity Growth Strategy Fund - Class S ‡‡‡‡‡
	Total Return
1 Year	15.69%
5 Years	1.74	%§
10 Years	1.33	%§

Russell 1000® Index **
	Total Return
1 Year	11.20%
5 Years	0.71	%§
10 Years	(0.46	)%§

MSCI EAFE® Index Net (USD) ***
	Total Return
1 Year	27.71%
5 Years	5.10	%§
10 Years	2.05	%§

34	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Equity Growth Strategy Fund (“Fund”) seeks to provide high long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Equity Growth Strategy Fund Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 15.35%, 14.58%, 15.38%, 15.71%, 15.37%, 15.02% and 15.69%, respectively. These returns compared to the Russell 1000® Index, which gained 11.20% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s outperformance relative to the Russell 1000® Index was due primarily to the Fund’s exposure to non-U.S. equity securities. Non-U.S. equity securities benefitted from both early indications of the global economic recovery in the second half of the fiscal year and the weakness of the U.S. dollar.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes from November 1, 2008 to March 9, 2009. Fear pervaded the markets, resulting in global government interventions, including the U.S. government’s assistance in the U.S. marketplace through special programs designed to assist banks, auto companies and consumers. Many investors feared the economy was headed towards a deep recession, possibly even a depression. This led to a “flight to quality” in the markets during the first part of the fiscal year where risk was avoided and only investments deemed the safest maintained value.

After the March 6, 2009 low in equities, all asset classes rebounded, positively impacting the Fund’s performance. In U.S. and non-U.S. equities, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The non-U.S. and global Underlying Funds (a combined 30% of the Fund’s assets), lagged their respective benchmarks during the increase in risk aversion in late 2008 as the money managers were more exposed to the underperforming areas of commodities and emerging markets. These same sectors, however, added to returns in the second half of the fiscal year. Investments in these Underlying Funds made the largest contribution to weighted excess returns relative to the Russell 1000® Index. Global and international equity investors initially sought safety in high quality growth companies with solid balance sheets and durable earnings, while they sold off other more cyclical segments of the market. In the second half of the fiscal year, the Underlying Funds’ managers became positioned more towards the economically sensitive areas of the market that performed best.

At only a 5% allocation of the Fund assets, the Russell Emerging Markets Fund, up 63.67%, was the second largest single contributor to weighted excess returns. Stock-level characteristics were the strongest driver of returns in emerging markets, more important than geography and sector, as those stocks with high absolute volatility and low valuation, performed best. The Underlying Fund was well-positioned to take advantage of this market rebound.

The U.S. equity Underlying Funds that the Fund invests in (58% of the Fund’s assets) were less defensively positioned than in the previous fiscal year, and were focused on undervalued companies with more earnings variability and above-average growth prospects. In the second half of the fiscal year, both the Russell U.S. Core Equity and the Russell Quantitative Equity Funds’ exposure to higher beta stocks (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) and positioning for economic recovery contributed positively to performance. The Russell U.S. Core Equity fund has typically favored companies with higher quality balance sheets that were showing signs of fundamental earnings improvement, which created a headwind to performance. Other Russell U.S. Core Equity fund managers, particularly within the value segment, were effective at finding companies that were deeply undervalued, in some cases priced for potential bankruptcy, that rallied in the second half of the fiscal year. The Russell Quantitative Equity Fund, however, also favored companies with higher quality balance sheets, which contributed to its underperformance relative to the Russell 1000 Index. Stock selection in the consumer discretionary sector dampened performance of both of these large cap U.S. equity Funds. The Russell U.S. Core Equity fund, however, benefited from an overweight to the technology sector, the top performing sector over the fiscal year, and from an underweight to the utilities sector, which lagged during the period. However, this was partly offset by an overweight to the financial services sector, which was the worst performing sector for the period due to extreme weakness in the first half of the fiscal year.

Equity Growth Strategy Fund	35

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

In the real estate Underlying Fund (7% of the Fund’s assets), the Underlying Fund’s money managers’ overweight to regional malls and underweights to the lodging/resorts and freestanding retail sectors detracted from performance, while the Underlying Fund’s positions in the shopping centers and health care sectors had a neutral effect on performance. The Underlying Fund’s small international real estate securities exposure contributed positively to performance, as the U.S. underperformed relative to the rest of the globe. Property stocks in Asia and Continental Europe performed particularly well during this period.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

No changes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1999.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

‡	The Fund first issued Class A Shares on March 4, 2003. The returns shown for Class A Shares prior to March 4, 2003 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to May 19, 2006 are the returns of the Fund’s Class E Shares from November 1, 1999 to January 30, 2000 and the returns of the Fund’s Class S Shares from January 31, 2000 to May 18, 2006.

‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

‡‡‡‡‡	The Fund first issued Class S Shares on January 31, 2000. The returns shown for Class S Shares prior to January 31, 2000 are the returns of the Fund’s Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

36	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,232.70	$1,022.58
Expenses Paid During Period*	$2.93	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,228.00	$1,018.80
Expenses Paid During Period*	$7.13	$6.46

*	Expenses are equal to the Fund’s annualized expense ratio of 1.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,232.70	$1,022.58
Expenses Paid During Period*	$2.93	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Equity Growth Strategy Fund	37

Russell Investment Company

Equity Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,234.30	$1,023.84
Expenses Paid During Period*	$1.52	$1.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,232.60	$1,022.63
Expenses Paid During Period*	$2.87	$2.60

*	Expenses are equal to the Fund’s annualized expense ratio of 0.51% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,231.80	$1,021.32
Expenses Paid During Period*	$4.33	$3.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.77% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,234.20	$1,023.84
Expenses Paid During Period*	$1.52	$1.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

38	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.1%
Other Russell Investment Company Series Mutual Funds

Domestic Equities - 65.2%
Russell Real Estate Securities Fund	3,558,069	95,178
Russell U.S. Core Equity Fund	15,445,585	350,769
Russell U.S. Quantitative Equity Fund	14,189,043	339,970
Russell U.S. Small & Mid Cap Fund	5,609,646	91,942

		877,859

International Equities - 34.9%
Russell Emerging Markets Fund	4,030,786	66,750
Russell Global Equity Fund	12,924,770	94,739
Russell International Developed Markets Fund	10,548,344	307,695

		469,184

Total Investments - 100.1% (identified cost $1,699,647)		1,347,043

Other Assets and Liabilities, Net - (0.1%)		(789)

Net Assets - 100.0%		1,346,254

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund	39

Russell Investment Company

2010 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

2010 Strategy Fund - Class A ‡
	Total Return
1 Year	11.47%
Inception*	1.62	%§

2010 Strategy Fund - Class E
	Total Return
1 Year	18.31%
Inception*	2.89	%§

2010 Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	18.45%
Inception*	3.14	%§

2010 Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	18.31%
Inception*	2.91	%§

2010 Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	17.83%
Inception*	2.62	%§

2010 Strategy Fund - Class S
	Total Return
1 Year	18.58%
Inception*	3.16	%§

Barclays Capital U.S. Aggregate Bond Index**
	Total Return
1 Year	13.79%
Inception*	5.21	%§

Merrill Lynch U.S. Treasuries 1-3 Year Index ***
	Total Return
1 Year	2.74%
Inception*	4.22	%§

40	2010 Strategy Fund

Russell Investment Company

2010 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2010 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of March 1, 2009, consisted of approximately 34% stock funds and 66% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2010.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the 2010 Strategy Fund Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 18.21%,18.31%, 18.45%, 18.31%, 17.83% and 18.58%, respectively. This compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 13.79% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s overperformance relative to the Barclays Capital Aggregate Bond Index was due to the Fund’s exposure to non-U.S. equity securities and non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g. high yield credit, non-agency mortgage backed securities and, emerging market debt). Non-U.S. equity securities benefitted from both early indications of the global economic recovery in the second half of the fiscal year and the weakness of the U.S. dollar. Non-Treasury fixed income securities rebounded strongly as investors sought opportunities in bonds with historically cheap prices once the credit crisis showed signs of easing.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes from November 1, 2008 to March 9, 2009. Fear pervaded the markets, resulting in global government interventions, including the U.S. government’s assistance in the U.S. marketplace through special programs designed to assist banks, auto companies and consumers. Many investors feared the economy was headed towards a deep recession, possibly even a depression. This led to a “flight to quality” in the markets during the first part of the fiscal year where risk was avoided and only investments deemed the safest maintained value.

After the March 6, 2009 low in equities, all asset classes rebounded, positively impacting the Fund performance. As fixed income investors returned to investments with more risk relative to U.S. Treasuries in the second half of the fiscal year, virtually all non-Treasury fixed income sectors posted higher returns than the Barclays Capital Aggregate Bond Index. The Underlying Fund’s fixed income money managers typically invest in non-Treasury sectors, including sectors that are not in those Underlying Fund’s benchmark (e.g. high yield bonds). As a result, the fixed income portion of the Fund outperformed its benchmark. In U.S. and non-U.S. equities, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fixed income Underlying Funds (66% of the Fund’s assets are allocated to fixed income Underlying Funds) outperformed relative to their indexes. At 60% of the total Fund allocation, the Russell Strategic Bond Fund added the most to the Fund’s weighted excess return relative to the Barclays Capital Aggregate Bond Index. At 6% of the total Fund allocation, the Russell Short Duration Bond Fund was a large contributor to the funds weighted excess return. When risk appetite returned later in the fiscal year, both the Russell Strategic Bond Fund and the Russell Short Duration Bond Fund allocations’ underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital Aggregate Bond Index. While sector positions of the fixed income Underlying Funds varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets such as investment grade financials, commercial mortgage-backed securities, automobile asset-backed securities and credit card asset-backed securities, contributed positively to the performance of the Underlying Funds. Out-of-benchmark exposures to high yield financials and industrials also contributed to outperformance.

The non-U.S., emerging and global equity Underlying Funds (a combined 12% of the Fund’s assets), lagged their respective benchmarks during the increase in risk aversion during late 2008 as the money managers for the Underlying Fund’s were more exposed to areas like commodities and the out-of-index emerging markets. These same sectors, however, added to returns in the second half of the fiscal year. Global and international equity investors initially sought safety in high quality growth companies with solid balance sheets and durable earnings, while they sold off other more cyclical segments of the

2010 Strategy Fund	41

Russell Investment Company

2010 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

market. In the second half of the fiscal year, the Underlying Funds’ managers became positioned more towards the economically sensitive areas of the market that performed best.

The U.S. equity Underlying Funds that the Fund invests in (19% of the Fund’s assets) were less defensively positioned than in the previous fiscal year, and were focused on undervalued companies with more earnings variability and above-average growth prospects. In the second half of the fiscal year, both the Russell U.S. Core Equity and the Russell Quantitative Equity Funds’ exposure to higher beta stocks (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) and positioning for economic recovery contributed positively to performance. The Russell U.S. Core Equity fund has typically favored companies with higher quality balance sheets that are showing signs of fundamental earnings improvement, which created a headwind to performance. Other Russell U.S. Core Equity fund managers, particularly within the value segment, were effective at finding companies that were deeply undervalued, in some cases priced for potential bankruptcy, that rallied in the second half of the fiscal year. The Russell Quantitative Equity Fund, however, also favored companies with higher quality balance sheets, which contributed to its underperformance relative to both the Russell 1000 Index and the Barclays Capital Aggregate Index. Stock selection in the consumer discretionary sector dampened performance of both of these large cap U.S. equity Funds. The Russell U.S. Core Equity fund, however, benefited from an overweight to the technology sector, the top performing sector over the fiscal year, and from an underweight to the utilities sector, which lagged during the period. However, this was partly offset by an overweight to the financial services sector, which was the worst performing sector for the period due to extreme weakness in the first half of the fiscal year.

In the real estate Underlying Fund (3% of the Fund’s assets), the Underlying Fund’s money managers’ overweight to regional malls and underweights to the lodging/resorts and freestanding retail sectors detracted from performance, while the Underlying Fund’s positions in the shopping centers and health care sectors had a neutral effect on performance. The Underlying Fund’s small international real estate securities exposure contributed positively to performance, as the U.S. underperformed relative to the rest of the globe. Property stocks in Asia and Continental Europe performed particularly well during this period.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

No changes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class D, E and S Shares on December 31, 2004.

**	On November 3, 2008, Barclays Capital, which acquired the Lehman family of indices in September 2008, announced the rebranding of its unified family of indices under the Barclays Capital Indices name. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

***	Merrill Lynch U.S. Treasuries 1-3 Year Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods. Effective October 2, 2006, the Fund began using the Merrill Lynch U.S. Treasuries 1-3 Year Index for comparative purposes. This change was made following the re-allocation of Fund assets to include the Short Duration Bond Fund.

‡	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to September 1, 2005 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on November 10, 2006. The returns shown for Class R2 Shares prior to November 10, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

42	2010 Strategy Fund

Russell Investment Company

2010 Strategy Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,177.80	$1,023.95
Expenses Paid During Period*	$1.37	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,178.80	$1,023.95
Expenses Paid During Period*	$1.37	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,180.50	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2010 Strategy Fund	43

Russell Investment Company

2010 Strategy Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,180.00	$1,023.95
Expenses Paid During Period*	$1.37	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,177.80	$1,022.68
Expenses Paid During Period*	$2.74	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,180.30	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

44	2010 Strategy Fund

Russell Investment Company

2010 Strategy Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 66.9%
Russell Short Duration Bond Fund	239,641	4,522
Russell Strategic Bond Fund	4,395,636	45,187

		49,709

Domestic Equities - 21.9%
Russell Real Estate Securities Fund	82,331	2,202
Russell U.S. Core Equity Fund	275,626	6,259
Russell U.S. Quantitative Equity Fund	263,261	6,308
Russell U.S. Small & Mid Cap Fund	91,508	1,500

		16,269

International Equities - 11.2%
Russell Emerging Markets Fund	60,839	1,008
Russell Global Equity Fund	267,034	1,957
Russell International Developed Markets Fund	184,944	5,395

		8,360

Total Investments - 100.0% (identified cost $74,529)		74,338

Other Assets and Liabilities, Net - (0.0%)		(24)

Net Assets - 100.0%		74,314

See accompanying notes which are an integral part of the financial statements.

2010 Strategy Fund	45

Russell Investment Company

2015 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

2015 Strategy Fund - Class R1
	Total Return
1 Year	18.57%
Inception*	(3.73	)%§

2015 Strategy Fund - Class R2
	Total Return
1 Year	18.31%
Inception*	(3.92	)%§

2015 Strategy Fund - Class R3
	Total Return
1 Year	17.97%
Inception*	(4.20	)%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	13.79%
Inception*	5.85	%§

46	2015 Strategy Fund

Russell Investment Company

2015 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2015 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of March 1, 2009, consisted of approximately 44% stock funds and 56% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2015.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the 2015 Strategy Fund Class R1, Class R2 and Class R3 Shares gained 18.57%, 18.31% and 17.97%, respectively. This compared to the Barclays Capital Aggregate Bond Index, which gained 13.79% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s over performance relative to the Barclays Capital Aggregate Bond Index was due to the Fund’s exposure to non-U.S. equity securities and non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g. high yield credit, non-agency mortgage backed securities and, emerging market debt). Non-U.S. equity securities benefitted from both early indications of the global economic recovery in the second half of the fiscal year and the weakness of the U.S. dollar. Non-Treasury fixed income securities rebounded strongly as investors sought opportunities in bonds with historically cheap prices once the credit crisis showed signs of easing.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes from November 1, 2008 to March 9, 2009. Fear pervaded the markets, resulting in global government interventions, including the U.S. government’s assistance in the U.S. marketplace through special programs designed to assist banks, auto companies and consumers. Many investors feared the economy was headed towards a deep recession, possibly even a depression. This led to a “flight to quality” in the markets during the first part of the fiscal year where risk was avoided and only investments deemed the safest maintained value.

After the March 6, 2009 low in equities, all asset classes rebounded, positively impacting the Fund’s performance. As fixed income investors returned to investments with more risk relative to U.S. Treasuries in the second half of the fiscal year, virtually all non-Treasury fixed income sectors posted higher returns than the Barclays Capital Aggregate Bond Index. The Underlying Fund’s fixed income money managers typically invest in non-Treasury sectors, including sectors that are not in the Underlying Fund’s benchmark (e.g. high yield bonds). As a result, the fixed income portion of the Fund outperformed its benchmark. In U.S. and non-U.S. equities, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The fixed income Underlying Fund (56% of the Fund’s assets are allocated to a fixed income Underlying Fund), outperformed relative to its index. The Russell Strategic Bond Fund added to the Fund’s weighted excess return relative to the Barclays Capital Aggregate Bond Index. When risk appetite returned later in the fiscal year, the Russell Strategic Bond Fund allocation’s underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital Aggregate Bond Index. While sector positions of the fixed income Underlying Fund varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets such as investment grade financials, commercial mortgage-backed securities, automobile asset-backed securities and credit card asset-backed securities, contributed positively to the performance of the Underlying Fund . Out-of-benchmark exposures to high yield financials and industrials also contributed to outperformance.

At only a 2% allocation of the Fund assets, the Russell Emerging Markets Fund, up 63.67%, was the second largest contributor the Fund’s weighted excess returns. Stock-level characteristics were the strongest driver of returns in emerging markets, more important than geography and sector, as those stocks with high absolute volatility and low valuation, performed best. The Underlying Fund was well-positioned to take advantage of this market rebound.

The non-U.S. and global Underlying Funds (a combined 13% of the Fund’s assets), lagged their respective benchmarks during the increase in risk aversion during late 2008 as the money managers were more exposed to the underperforming areas of commodities and emerging markets. These same sectors, however, added to returns in the second half of the fiscal year.

2015 Strategy Fund	47

Russell Investment Company

2015 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Investments in these Underlying Funds made the second largest contribution to weighted excess returns relative to the Barclays Capital Aggregate Bond Index. Global and international equity investors initially sought safety in high quality growth companies with solid balance sheets and durable earnings, while they sold off other more cyclical segments of the market. In the second half of the fiscal year, the Underlying Funds’ managers became positioned more towards the economically sensitive areas of the market that performed best.

The U.S. equity Underlying Funds that the Fund invests in (25% of the Fund’s assets) were less defensively positioned than in the previous fiscal year, and were focused on undervalued companies with more earnings variability and above-average growth prospects. In the second half of the fiscal year, both the Russell U.S. Core Equity and the Russell Quantitative Equity Funds’ exposure to higher beta stocks (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) and positioning for economic recovery contributed positively to performance. The Russell U.S. Core Equity fund has typically favored companies with higher quality balance sheets that are showing signs of fundamental earnings improvement, which created a headwind to performance. Other Russell U.S. Core Equity fund managers, particularly within the value segment, were effective at finding companies that were deeply undervalued, in some cases priced for potential bankruptcy, that rallied in the second half of the fiscal year. The Russell Quantitative Equity Fund, however, also favored companies with higher quality balance sheets, which contributed to its underperformance relative to both the Russell 1000 Index and the Barclays Capital Aggregate Index. Stock selection in the consumer discretionary sector dampened performance of both of these large cap U.S. equity Funds. The

Russell U.S. Core Equity fund, however, benefited from an overweight to the technology sector, the top performing sector over the fiscal year, and from an underweight to the utilities sector, which lagged during the period. However, this was partly offset by an overweight to the financial services sector, which was the worst performing sector for the period due to extreme weakness in the first half of the fiscal year.

In the real estate Underlying Fund (4% of the Fund’s assets), the Underlying Fund’s money managers’ overweight to regional malls and underweights to the lodging/resorts and freestanding retail sectors detracted from performance, while the Underlying Fund’s positions in the shopping centers and health care sectors had a neutral effect on performance. The Underlying Fund’s small international real estate securities exposure contributed positively to performance, as the U.S. underperformed relative to the rest of the globe. Property stocks in Asia and Continental Europe performed particularly well during this period.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

No changes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class R1, R2 and R3 Shares on March 31, 2008.

**	On November 3, 2008, Barclays Capital, which acquired the Lehman family of indices in September 2008, announced the rebranding of its unified family of indices under the Barclays Capital Indices name. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

48	2015 Strategy Fund

Russell Investment Company

2015 Strategy Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,193.30	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,191.70	$1,023.95
Expenses Paid During Period*	$1.38	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,190.50	$1,022.68
Expenses Paid During Period*	$2.76	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2015 Strategy Fund	49

Russell Investment Company

2015 Strategy Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.1%
Other Russell Investment Company Series Mutual Funds

Bonds - 57.0%
Russell Strategic Bond Fund	712,035	7,320

Domestic Equities - 28.1%
Russell Real Estate Securities Fund	16,245	434
Russell U.S. Core Equity Fund	60,904	1,383
Russell U.S. Quantitative Equity Fund	58,168	1,394
Russell U.S. Small & Mid Cap Fund	24,341	399

		3,610

International Equities - 15.0%
Russell Emerging Markets Fund	16,637	276
Russell Global Equity Fund	55,042	403
Russell International Developed Markets Fund	42,990	1,254

		1,933

Total Investments - 100.1% (identified cost $11,565)		12,863

Other Assets and Liabilities, Net - (0.1%)		(18)

Net Assets - 100.0%		12,845

See accompanying notes which are an integral part of the financial statements.

50	2015 Strategy Fund

(This page intentionally left blank)

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

2020 Strategy Fund - Class A ‡
	Total Return
1 Year	11.31%
Inception*	0.64	%§

2020 Strategy Fund - Class E
	Total Return
1 Year	18.26%
Inception*	1.88	%§

2020 Strategy Fund - Class R 1 ‡‡
	Total Return
1 Year	18.38%
Inception*	2.12	%§

2020 Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	18.26%
Inception*	1.88	%§

2020 Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	18.05%
Inception*	1.62	%§

2020 Strategy Fund - Class S
	Total Return
1 Year	18.53%
Inception*	2.12	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	13.79%
Inception*	5.21	%§

52	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2020 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of March 1, 2009, consisted of approximately 55% stock funds and 45% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2020.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the 2020 Strategy Fund Class A, Class E, Class R1, Class R2, Class R3 and Class S gained 18.10%, 18.26%, 18.38%, 18.26%, 18.05% and 18.53%, respectively. This compared to the Barclays Capital Aggregate Bond Index, which gained 13.79% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s overperformance relative to the Barclays Capital Aggregate Bond Index was due to the Fund’s exposure to non-U.S. equity securities and non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g. high yield credit, non-agency mortgage backed securities and, emerging market debt). Non-U.S. equity securities benefitted from both early indications of the global economic recovery in the second half of the fiscal year and the weakness of the U.S. dollar. Non-Treasury fixed income securities rebounded strongly as investors sought opportunities in bonds with historically cheap prices once the credit crisis showed signs of easing.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes from November 1, 2008 to March 9, 2009. Fear pervaded the markets, resulting in global government interventions, including the U.S. government’s assistance in the U.S. marketplace through special programs designed to assist banks, auto companies and consumers. Many investors feared the economy was headed towards a deep recession, possibly even a depression. This led to a “flight to quality” in the markets during the first part of the fiscal year where risk was avoided and only investments deemed the safest maintained value.

After the March 6, 2009 low in equities, all asset classes rebounded, positively impacting the Fund’s performance. As fixed income investors returned to investments with more risk relative to U.S. Treasuries in the second half of the fiscal year, virtually all non-Treasury fixed income sectors posted higher returns than the Barclays Capital Aggregate Bond Index. The Underlying Fund’s fixed income money managers typically invest in non-Treasury sectors, including sectors that are not in those Underlying Fund’s benchmark (e.g. high yield bonds). As a result, the fixed income portion of the Fund outperformed its benchmark. In U.S. and non-U.S. equities, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fixed income Underlying Fund (45% of the Fund’s assets are allocated to a fixed income Underlying Fund) outperformed relative to its index. The Russell Strategic Bond Fund added the most to the Fund’s weighted excess return relative to the Barclays Capital Aggregate Bond Index. When risk appetite returned later in the fiscal year, the Russell Strategic Bond Fund allocations underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital Aggregate Bond Index. While sector positions of the fixed income Underlying Funds varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets such as investment grade financials, commercial mortgage-backed securities, automobile asset-backed securities and credit card asset-backed securities, contributed positively to the performance of the Underlying Funds Out-of-benchmark exposures to high yield financials and industrials also contributed to outperformance.

At only a 3% allocation of the Fund assets, the Russell Emerging Markets Fund, up 63.67%, was the second largest contributor to the Fund’s weighted excess returns. Stock-level characteristics were the strongest driver of returns in emerging markets, more important than geography and sector, as those stocks with high absolute volatility and low valuation, performed best. The Underlying Fund was well-positioned to take advantage of this market rebound.

The non-U.S. and global Underlying Funds (a combined 17% of the Fund’s assets), lagged their respective benchmarks during the increase in risk aversion in late 2008 as the money managers for the Underlying Fund’s were more exposed to the underperforming areas of commodities and emerging markets.

2020 Strategy Fund	53

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

These same sectors, however, added to returns in the second half of the fiscal year. Investments in these Underlying Funds made the second largest contribution to weighted excess returns relative to the Barclays Capital Aggregate Bond Index. Global and international equity investors initially sought safety in high quality growth companies with solid balance sheets and durable earnings, while they sold off other more cyclical segments of the market. In the second half of the fiscal year, the Underlying Funds’ managers became positioned more towards the economically sensitive areas of the market that performed best.

The U.S. equity Underlying Funds that the Fund invests in (31% of the Fund’s assets) were less defensively positioned than in the previous fiscal year, and were focused on undervalued companies with more earnings variability and above-average growth prospects. In the second half of the fiscal year, both the Russell U.S. Core Equity and the Russell Quantitative Equity Funds’ exposure to higher beta stocks (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) and positioning for economic recovery contributed positively to performance. The Russell U.S. Core Equity fund has typically favored companies with higher quality balance sheets that were showing signs of fundamental earnings improvement, which created a headwind to performance. Other Russell U.S. Core Equity fund managers, particularly within the value segment, were effective at finding companies that were deeply undervalued, in some cases priced for potential bankruptcy, that rallied in the second half of the fiscal year. The Russell Quantitative Equity Fund, however, also favored companies with higher quality balance sheets, which contributed to its underperformance relative to both the Russell 1000 Index and the Barclays Capital Aggregate Index. Stock selection in the consumer discretionary sector dampened performance of both of these large cap U.S. equity Funds. The

Russell U.S. Core Equity fund, however, benefited from an overweight to the technology sector, the top performing sector over the fiscal year, and from an underweight to the utilities sector, which lagged during the period. However, this was partly offset by an overweight to the financial services sector, which was the worst performing sector for the period due to extreme weakness in the first half of the fiscal year.

In the real estate Underlying Fund (4% of the Fund’s assets), the Underlying Fund’s money managers’ overweight to regional malls and underweights to the lodging/resorts and freestanding retail sectors detracted from performance, while the Underlying Fund’s positions in the shopping centers and health care sectors had a neutral effect on performance. The Underlying Fund’s small international real estate securities exposure contributed positively to performance, as the U.S. underperformed relative to the rest of the globe. Property stocks in Asia and Continental Europe performed particularly well during this period.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

No changes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class D, E and S Shares on December 31, 2004.

**	On November 3, 2008, Barclays Capital, which acquired the Lehman family of indices in September 2008, announced the rebranding of its unified family of indices under the Barclays Capital Indices name. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to September 1, 2005 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to September 8, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

54	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,200.70	$1,023.95
Expenses Paid During Period*	$1.39	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,200.70	$1,023.95
Expenses Paid During Period*	$1.39	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,200.80	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2020 Strategy Fund	55

Russell Investment Company

2020 Strategy Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,200.60	$1,023.95
Expenses Paid During Period*	$1.39	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,199.70	$1,022.68
Expenses Paid During Period*	$2.77	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,200.80	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

56	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 46.0%
Russell Strategic Bond Fund	7,951,551	81,742

Domestic Equities - 35.2%
Russell Real Estate Securities Fund	296,391	7,929
Russell U.S. Core Equity Fund	1,054,060	23,938
Russell U.S. Quantitative Equity Fund	1,007,523	24,140
Russell U.S. Small & Mid Cap Fund	391,836	6,422

		62,429

International Equities - 18.8%
Russell Emerging Markets Fund	286,872	4,751
Russell Global Equity Fund	892,287	6,540
Russell International Developed Markets Fund	755,469	22,037

		33,328

Total Investments - 100.0% (identified cost $180,173)		177,499

Other Assets and Liabilities, Net - (0.0%)		(37)

Net Assets - 100.0%		177,462

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund	57

Russell Investment Company

2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

2025 Strategy Fund - Class R1
	Total Return
1 Year	17.67%
Inception*	(9.16	)%§

2025 Strategy Fund - Class R2
	Total Return
1 Year	17.47%
Inception*	(9.43	)%§

2025 Strategy Fund - Class R3
	Total Return
1 Year	17.10%
Inception*	(9.67	)%§

Russell 1000® Index **
	Total Return
1 Year	11.20%
Inception*	(12.01	)%§

58	2025 Strategy Fund

Russell Investment Company

2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2025 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of March 1, 2009, consisted of approximately 70% stock funds and 30% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2025.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the 2025 Strategy Fund Class R1, Class R2 and Class R3 Shares gained 17.67%, 17.47% and 17.10%, respectively. These compared to the Russell 1000® Index, which gained 11.20% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s over performance relative to the Russell 1000® Index was due to the Fund’s exposure to non-U.S. equity securities and non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g. high yield credit, non-agency mortgage backed securities and, emerging market debt). Non-U.S. equity securities benefitted from both early indications of the global economic recovery in the second half of the fiscal year and the weakness of the U.S. dollar. Non-Treasury fixed income securities rebounded strongly as investors sought opportunities in bonds with historically cheap prices once the credit crisis showed signs of easing.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes from November 1, 2008 to March 9, 2009. Fear pervaded the markets, resulting in global government interventions, including the U.S. government’s assistance in the U.S. marketplace through special programs designed to assist banks, auto companies and consumers. Many investors feared the economy was headed towards a deep recession, possibly even a depression. This led to a “flight to quality” in the markets during the first part of the fiscal year where risk was avoided and only investments deemed the safest maintained value.

After the March 6, 2009 low in equities, all asset classes rebounded, positively impacting the Fund’s performance. In U.S. and non-U.S. equities, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008. As fixed income investors returned to investments with more risk relative to U.S. Treasuries in the second half of the fiscal year, virtually all non-Treasury fixed income sectors posted higher returns than the Barclays Capital Aggregate Bond Index. The Underlying Fund’s fixed income money managers typically invest in non-Treasury sectors, including sectors that are not in those Underlying Fund’s benchmark (e.g. high yield bonds). As a result, the fixed income portion of the Fund outperformed its benchmark.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

At only a 4% allocation of the Fund assets, the Russell Emerging Markets Fund, up 63.67%, was the largest contributor to the Fund’s weighted excess returns. Stock-level characteristics were the strongest driver of returns in emerging markets, more important than geography and sector, as those stocks with high absolute volatility and low valuation, performed best. The Underlying Fund was well-positioned to take advantage of this market rebound.

The non-U.S. and global Underlying Funds (a combined 20% of the Fund’s assets), lagged their respective benchmarks during the increase in risk aversion in late 2008 as money managers were more exposed to the underperforming areas of commodities and emerging markets. These same sectors, however, added to returns in the second half of the fiscal year. Investments in these Underlying Funds made the second largest contribution to weighted excess returns relative to the Russell 1000® Index. Global and international equity investors initially sought safety in high quality growth companies with solid balance sheets and durable earnings, while they sold off other more cyclical segments of the market. In the second half of the fiscal year, the Underlying Funds’ managers became positioned more towards the economically sensitive areas of the market that performed best.

The fixed income Underlying Fund (30% of the Fund’s assets are allocated to a fixed income Underlying Fund), outperformed relative to its index and was the third largest contributor to weighted excess returns. The Russell Strategic Bond Fund added to the Fund’s weighted excess return relative to the Russell 1000® Index. When risk appetite returned to the marketplace later in the fiscal year, the Russell Strategic Bond

2025 Strategy Fund	59

Russell Investment Company

2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Fund allocation’s underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital Aggregate Bond Index. While sector positions of the fixed income Underlying Fund varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets such as investment grade financials, commercial mortgage-backed securities, automobile asset-backed securities and credit card asset-backed securities, contributed positively to the performance of the Underlying Fund’s. Out-of-benchmark exposures to high yield financials and industrials also contributed to outperformance.

The U.S. equity Underlying Funds that the Fund invests in (41% of the Fund’s assets) were less defensively positioned than in the previous fiscal year, and were focused on undervalued companies with more earnings variability and above-average growth prospects. In the second half of the fiscal year, both the Russell U.S. Core Equity and the Russell Quantitative Equity Funds’ exposure to higher beta stocks (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) and positioning for economic recovery contributed positively to performance. The Russell U.S. Core Equity fund has typically favored companies with higher quality balance sheets that were showing signs of fundamental earnings improvement, which created a headwind to performance. Other Russell U.S. Core Equity fund managers, particularly within the value segment, were effective at finding companies that were deeply undervalued, in some cases priced for potential bankruptcy, that rallied in the second half of the fiscal year. The Russell Quantitative Equity Fund, however, also favored companies with higher quality balance sheets, which contributed to its underperformance relative to both the Russell 1000 Index and the Barclays Capital Aggregate Index. Stock selection in the consumer discretionary sector dampened performance of both of these large cap U.S. equity Funds. The Russell U.S. Core Equity fund, however, benefited from an overweight to the technology sector, the top performing sector over the fiscal year, and from an underweight to the utilities sector, which lagged during the period. However, this was partly offset by an overweight to the financial services sector, which was the worst performing sector for the period due to extreme weakness in the first half of the fiscal year.

In the real estate Underlying Fund (5% of the Fund’s assets), the Underlying Fund’s money managers’ overweight to regional malls and underweights to the lodging/resorts and freestanding retail sectors detracted from performance, while the Underlying Fund’s positions in the shopping centers and health care sectors had a neutral effect on performance. The Underlying Fund’s small international real estate securities exposure contributed positively to performance, as the U.S. underperformed relative to the rest of the globe. Property stocks in Asia and Continental Europe performed particularly well during this period.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

No changes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

60	2025 Strategy Fund

Russell Investment Company

2025 Strategy Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,212.30	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,212.80	$1,023.95
Expenses Paid During Period*	$1.39	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,211.60	$1,022.68
Expenses Paid During Period*	$2.79	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2025 Strategy Fund	61

Russell Investment Company

2025 Strategy Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.2%
Other Russell Investment Company Series Mutual Funds

Bonds - 30.7%
Russell Strategic Bond Fund	358,194	3,682

Domestic Equities - 45.7%
Russell Real Estate Securities Fund	24,807	664
Russell U.S. Core Equity Fund	92,917	2,110
Russell U.S. Quantitative Equity Fund	88,393	2,118
Russell U.S. Small & Mid Cap Fund	36,131	592

		5,484

International Equities - 23.8%
Russell Emerging Markets Fund	25,105	416
Russell Global Equity Fund	81,264	595
Russell International Developed Markets Fund	63,106	1,841

		2,852

Total Investments - 100.2% (identified cost $10,814)		12,018

Other Assets and Liabilities, Net - (0.2%)		(18)

Net Assets - 100.0%		12,000

See accompanying notes which are an integral part of the financial statements.

62	2025 Strategy Fund

(This page intentionally left blank)

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

2030 Strategy Fund - Class A ‡
	Total Return
1 Year	10.26%
Inception*	(1.56	)%§

2030 Strategy Fund - Class E
	Total Return
1 Year	16.24%
Inception*	(0.44	)%§

2030 Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	16.65%
Inception *	(0.19	)%§

2030 Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	16.26%
Inception*	(0.45	)%§

2030 Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	16.03%
Inception*	(0.68	)%§

2030 Strategy Fund - Class S
	Total Return
1 Year	16.51%
Inception*	(0.21	)%§

Russell 1000® Index **
	Total Return
1 Year	11.20%
Inception*	(0.86	)%§

64	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2030 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of March 1, 2009, consisted of approximately 90% stock funds and 10% fixed income funds with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2030.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the 2030 Strategy Fund Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 16.92%, 16.24%,16.65%, 16.26%, 16.03%, and 16.51%, respectively. This compared to the Russell 1000® Index, which gained 11.20% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s overperformance relative to the Russell 1000® Index was due to the Fund’s exposure to non-U.S. equity securities and non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g. high yield credit, non-agency mortgage backed securities and, emerging market debt). Non-U.S. equity securities benefitted from both early indications of the global economic recovery in the second half of the fiscal year and the weakness of the U.S. dollar. Non-Treasury fixed income securities rebounded strongly as investors sought opportunities in bonds with historically cheap prices once the credit crisis showed signs of easing.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes from November 1, 2008 to March 9, 2009. Fear pervaded the markets, resulting in global government interventions, including the U.S. government’s assistance in the U.S. marketplace through special programs designed to assist banks, auto companies and consumers. Many investors feared the economy was headed towards a deep recession, possibly even a depression. This led to a “flight to quality” in the markets during the first part of the fiscal year where risk was avoided and only investments deemed the safest maintained value.

After the March 6, 2009 low in equities, all asset classes rebounded, positively impacting the Fund’s performance. In U.S. and non-U.S. equities, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008. As fixed income investors returned to investments with more risk relative to U.S. Treasuries in the second half of the fiscal year, virtually all non-Treasury fixed income sectors posted higher returns than the Barclays Capital Aggregate Bond Index. The Underlying Fund’s fixed income money managers typically invest in non-Treasury sectors, including sectors that are not in those Underlying Fund’s benchmark (e.g. high yield bonds). As a result, the fixed income portion of the Fund outperformed its benchmark.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

At only a 5% allocation of the Fund assets, the Russell Emerging Markets Fund, up 63.67%, was the largest contributor to the Fund’s weighted excess returns. Stock-level characteristics were the strongest driver of returns in emerging markets, more important than geography and sector, as those stocks with high absolute volatility and low valuation, performed best. The Underlying Fund was well-positioned to take advantage of this market rebound.

The non-U.S. and global Underlying Funds (a combined 27% of the Fund’s assets), lagged their respective benchmarks during the increase in risk aversion in late 2008 as the money managers were more exposed to the underperforming areas of commodities and emerging markets. These same sectors, however, added to returns in the second half of the fiscal year. Investments in these Underlying Funds made the second largest contribution to weighted excess returns relative to the Russell 1000® Index. Global and international equity investors initially sought safety in high quality growth companies with solid balance sheets and durable earnings, while they sold off other more cyclical segments of the market. In the second half of the fiscal year, the Underlying Funds’ managers became positioned more towards the economically sensitive areas of the market that performed best.

The fixed income Underlying Fund (10% of the Fund’s assets are allocated to a fixed income Underlying Fund), outperformed relative to its index and was the third largest contributor to weighted excess returns. The Russell Strategic Bond Fund added to the Fund’s weighted excess return relative to the Russell 1000® Index. When risk appetite returned later in the fiscal year, the Russell Strategic Bond allocation’s underweight to U.S. Treasuries and overweight to non-Treasury securities

2030 Strategy Fund	65

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

generated returns in excess of the Barclays Capital Aggregate Bond Index. While sector positions of the fixed income Underlying Funds varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets such as investment grade financials, commercial mortgage-backed securities, automobile asset-backed securities and credit card asset-backed securities, contributed positively to the performance of the Underlying Funds. Out-of-benchmark exposures to high yield financials and industrials also contributed to outperformance.

The U.S. equity Underlying Funds that the Fund invests in (52% of the Fund’s assets) were less defensively positioned than in the previous fiscal year, and were focused on undervalued companies with more earnings variability and above-average growth prospects. In the second half of the fiscal year, both the Russell U.S. Core Equity and the Russell Quantitative Equity Funds’ exposure to higher beta stocks (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) and positioning for economic recovery contributed positively to performance. The Russell U.S. Core Equity fund has typically favored companies with higher quality balance sheets that were showing signs of fundamental earnings improvement, which created a headwind to performance. Other Russell U.S. Core Equity fund managers, particularly within the value segment, were effective at finding companies that were deeply undervalued, in some cases priced for potential bankruptcy, that rallied in the second half of the fiscal year. The Russell Quantitative Equity Fund, however, also favored companies with higher quality balance sheets, which contributed to its underperformance relative to both the Russell 1000 Index and the Barclays Capital Aggregate Index. Stock selection in the consumer discretionary sector dampened performance of both of these large cap U.S. equity Funds. The

Russell U.S. Core Equity fund, however, benefited from an overweight to the technology sector, the top performing sector over the fiscal year, and from an underweight to the utilities sector, which lagged during the period. However, this was partly offset by an overweight to the financial services sector, which was the worst performing sector for the period due to extreme weakness in the first half of the fiscal year.

In the real estate Underlying Fund (6% of the Fund’s assets), the Underlying Fund’s money managers’ overweight to regional malls and underweights to the lodging/resorts and freestanding retail sectors detracted from performance, while the Underlying Fund’s positions in the shopping centers and health care sectors had a neutral effect on performance. The Underlying Fund’s small international real estate securities exposure contributed positively to performance, as the U.S. underperformed relative to the rest of the globe. Property stocks in Asia and Continental Europe performed particularly well during this period.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

No changes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class D, E and S Shares on December 31, 2004.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to September 1, 2005 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to September 8, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

66	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,227.00	$1,023.95
Expenses Paid During Period*	$1.40	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,226.60	$1,023.95
Expenses Paid During Period*	$1.40	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,228.00	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2030 Strategy Fund	67

Russell Investment Company

2030 Strategy Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,226.70	$1,023.95
Expenses Paid During Period*	$1.40	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,225.40	$1,022.68
Expenses Paid During Period*	$2.80	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,228.30	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

68	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 10.4%
Russell Strategic Bond Fund	1,413,733	14,533

Domestic Equities - 58.9%
Russell Real Estate Securities Fund	341,434	9,133
Russell U.S. Core Equity Fund	1,402,834	31,858
Russell U.S. Quantitative Equity Fund	1,342,466	32,166
Russell U.S. Small & Mid Cap Fund	542,787	8,896

		82,053

International Equities - 30.7%
Russell Emerging Markets Fund	373,561	6,186
Russell Global Equity Fund	1,230,310	9,018
Russell International Developed Markets Fund	945,440	27,579

		42,783

Total Investments - 100.0% (identified cost $151,016)		139,369

Other Assets and Liabilities, Net - (0.0%)		(23)

Net Assets - 100.0%		139,346

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund	69

Russell Investment Company

2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

2035 Strategy Fund - Class R1
	Total Return
1 Year	17.01%
Inception*	(12.40	)%§

2035 Strategy Fund - Class R2
	Total Return
1 Year	16.79%
Inception*	(12.60	)%§

2035 Strategy Fund - Class R3
	Total Return
1 Year	16.43%
Inception*	(12.84	)%§

Russell 1000® Index **
	Total Return
1 Year	11.20%
Inception*	(12.01	)%§

70	2035 Strategy Fund

Russell Investment Company

2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2035 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of March 1, 2009, consisted of 90% stock funds and 10% fixed income funds with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2035.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the 2035 Strategy Fund Class R1, Class R2 and Class R3 Shares gained 17.01%, 16.79%, and 16.43%, respectively. This compared to the Russell 1000® Index, which gained 11.20% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s over performance relative to the Russell 1000® Index was due to the Fund’s exposure to non-U.S. equity securities and non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g. high yield credit, non-agency mortgage backed securities and, emerging market debt). Non-U.S. equity securities benefitted from both early indications of the global economic recovery in the second half of the fiscal year and the weakness of the U.S. dollar. Non-Treasury fixed income securities rebounded strongly as investors sought opportunities in bonds with historically cheap prices once the credit crisis showed signs of easing.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes from November 1, 2008 to March 9, 2009. Fear pervaded the markets, resulting in global government interventions, including the U.S. government’s assistance in the U.S. marketplace through special programs designed to assist banks, auto companies and consumers. Many investors feared the economy was headed towards a deep recession, possibly even a depression. This led to a “flight to quality” in the markets during the first part of the fiscal year where risk was avoided and only investments deemed the safest maintained value.

After the March 6, 2009 low in equities, all asset classes rebounded, positively impacting the Fund’s performance. In U.S. and non-U.S. equities, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008. As fixed income investors returned to investments with more risk relative to U.S. Treasuries in the second half of the fiscal year, virtually all non-Treasury fixed income sectors posted higher returns than the Barclays Capital Aggregate Bond Index. The Underlying Fund’s fixed income money managers typically invest in non-Treasury sectors, including sectors that are not in those Underlying Fund’s benchmark (e.g. high yield bonds). As a result, the fixed income portion of the Fund outperformed its benchmark.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

At only a 5% allocation of the Fund assets, the Russell Emerging Markets Fund, up 63.67%, was the largest contributor to the Fund’s weighted excess returns. Stock-level characteristics were the strongest driver of returns in emerging markets, more important than geography and sector, as those stocks with high absolute volatility and low valuation, performed best. The Underlying Fund was well-positioned to take advantage of this market rebound.

The non-U.S. and global Underlying Funds (a combined 27% of the Fund’s assets), lagged their respective benchmarks during the increase in risk aversion in late 2008 as the money managers were more exposed to the underperforming areas of commodities and emerging markets. These same sectors, however, added to returns in the second half of the fiscal year. Investments in these Underlying Funds made the second largest contribution to weighted excess returns relative to the Russell 1000® Index. Global and international equity investors initially sought safety in high quality growth companies with solid balance sheets and durable earnings, while they sold off other more cyclical segments of the market. In the second half of the fiscal year, the Underlying Funds’ managers became positioned more towards the economically sensitive areas of the market that performed best.

The fixed income Underlying Fund (10% of the Fund’s assets are allocated to a fixed income Underlying Fund), outperformed relative to its index and was the third largest contributor to weighted excess returns. The Russell Strategic Bond Fund added to the Fund’s weighted excess return relative to the Russell 1000® Index. When risk appetite returned later in the fiscal year, the Russell Strategic Bond Fund allocation’s

2035 Strategy Fund	71

Russell Investment Company

2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital Aggregate Bond Index. While sector positions of the fixed income Underlying Fund’s varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets such as investment grade financials, commercial mortgage-backed securities, automobile asset-backed securities and credit card asset-backed securities, contributed positively to the performance of the Underlying Fund. Out-of-benchmark exposures to high yield financials and industrials also contributed to outperformance.

The U.S. equity Underlying Funds that the Fund invests in (52% of the Fund’s assets) were less defensively positioned than in the previous fiscal year, and were focused on undervalued companies with more earnings variability and above-average forward looking growth prospects. In the second half of the fiscal year, both the Russell U.S. Core Equity and the Russell Quantitative Equity Funds exposure to higher beta stocks (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) and positioning for economic recovery contributed positively to performance. The Russell U.S. Core Equity fund has typically favored companies with higher quality balance sheets that are showing signs of fundamental earnings improvement, which created a headwind to performance. Other Russell U.S. Core Equity fund managers, particularly within the value segment, were effective at finding companies that were deeply undervalued, in some cases priced for potential bankruptcy, that rallied in the second half of the fiscal year. The Russell Quantitative Equity Fund, however, also favored companies with higher quality balance sheets, which contributed to its underperformance relative to both the Russell 1000 Index and the Barclays Capital Aggregate Index. Stock selection in the consumer discretionary sector dampened performance of both of these large cap U.S. equity Funds. The

Russell U.S. Core Equity fund, however benefited from an overweight to the technology sector, the top performing sector over the fiscal year, and from an underweight to the utilities sector, which lagged during the period. However, this was partly offset by an overweight to the financial services sector, which was the worst performing sector for the period due to extreme weakness in the first half of the fiscal year.

In the real estate Underlying Fund (6% of the Fund’s assets), the Underlying Fund’s money managers’ overweight to regional malls and underweights to the lodging/resorts and freestanding retail sectors detracted from performance, while the Underlying Fund’s positions in the shopping centers and health care sectors had a neutral effect on performance. The Underlying Fund’s small international real estate securities exposure contributed positively to performance, as the U.S. underperformed relative to the rest of the globe. Property stocks in Asia and Continental Europe performed particularly well during this period.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

No changes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

72	2035 Strategy Fund

Russell Investment Company

2035 Strategy Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,229.10	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,227.60	$1,023.95
Expenses Paid During Period*	$1.40	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,224.40	$1,022.68
Expenses Paid During Period*	$2.80	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2035 Strategy Fund	73

Russell Investment Company

2035 Strategy Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.3%
Other Russell Investment Company Series Mutual Funds

Bonds - 10.3%
Russell Strategic Bond Fund	65,466	673

Domestic Equities - 59.0%
Russell Real Estate Securities Fund	16,007	428
Russell U.S. Core Equity Fund	66,196	1,503
Russell U.S. Quantitative Equity Fund	62,844	1,506
Russell U.S. Small & Mid Cap Fund	25,848	424

		3,861

International Equities - 31.0%
Russell Emerging Markets Fund	17,741	294
Russell Global Equity Fund	58,008	425
Russell International Developed Markets Fund	44,795	1,307

		2,026

Total Investments - 100.3% (identified cost $5,807)		6,560

Other Assets and Liabilities, Net - (0.3%)		(18)

Net Assets - 100.0%		6,542

See accompanying notes which are an integral part of the financial statements.

74	2035 Strategy Fund

(This page intentionally left blank)

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

2040 Strategy Fund - Class A ‡
	Total Return
1 Year	9.70%
Inception*	(1.52	)%§

2040 Strategy Fund - Class E
	Total Return
1 Year	16.44%
Inception*	(0.29	)%§

2040 Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	16.71%
Inception*	(0.05	)%§

2040 Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	16.46%
Inception*	(0.31	)%§

2040 Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	16.23%
Inception*	(0.55	)%§

2040 Strategy Fund - Class S
	Total Return
1 Year	16.71%
Inception*	(0.05	)%§

Russell 1000® Index **
	Total Return
1 Year	11.20%
Inception*	(0.86	)%§

76	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2040 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of March 1, 2009, consisted of approximately 90% stock funds and 10% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2040.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the 2040 Strategy Fund Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 16.44%, 16.44%, 16.71%, 16.46%, 16.23% and 16.71%, respectively. This compared to the Russell 1000® Index, which gained 11.20% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s over performance relative to the Russell 1000® Index was due to the Fund’s exposure to non-U.S. equity securities and non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g. high yield credit, non-agency mortgage backed securities and, emerging market debt). Non-U.S. equity securities benefitted from both early indications of the global economic recovery in the second half of the fiscal year and the weakness of the U.S. dollar. Non-Treasury fixed income securities rebounded strongly as investors sought opportunities in bonds with historically cheap prices once the credit crisis showed signs of easing.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes from November 1, 2008 to March 9, 2009. Fear pervaded the markets, resulting in global government interventions, including the U.S. government’s assistance in the U.S. marketplace through special programs designed to assist banks, auto companies and consumers. Many investors feared the economy was headed towards a deep recession, possibly even a depression. This led to a “flight to quality” in the markets during the first part of the fiscal year where risk was avoided and only investments deemed the safest maintained value.

After the March 6, 2009 low in equities, all asset classes rebounded, positively impacting the Fund’s performance. In U.S. and non-U.S. equities, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008. As fixed income investors returned to investments with more risk relative to U.S. Treasuries in the second half of the fiscal year, virtually all non-Treasury fixed income sectors posted higher returns than the Barclays Capital Aggregate Bond Index. The Underlying Fund’s fixed income money managers typically invest in non-Treasury sectors, including sectors that are not in those Underlying Fund’s benchmark (e.g. high yield bonds). As a result, the fixed income portion of the Fund outperformed its benchmark.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

At only a 5% allocation of the Fund assets, the Russell Emerging Markets Fund, up 63.67%, was the largest contributor to the Fund’s weighted excess returns. Stock-level characteristics were the strongest driver of returns in emerging markets, more important than geography and sector, as those stocks with high absolute volatility and low valuation, performed best. The Underlying Fund was well-positioned to take advantage of this market rebound.

The non-U.S. and global equity Underlying Funds (a combined 27% of the Fund’s assets), lagged their respective benchmarks during the increase in risk aversion in late 2008 as the money managers were more exposed to the underperforming areas of commodities and emerging markets. These same sectors, however, added to returns in the second half of the fiscal year. Investments in these Underlying Funds made the second largest contribution to weighted excess returns relative to the Russell 1000® Index. Global and international equity investors initially sought safety in high quality growth companies with solid balance sheets and durable earnings, while they sold off other more cyclical segments of the market. In the second half of the fiscal year, the Underlying Funds’ managers became positioned more towards the economically sensitive areas of the market that performed best.

The fixed income Underlying Fund, (10% of the Fund’s assets are allocated to this fixed income Underlying Fund), outperformed relative to its index. The Russell Strategic Bond Fund was the third largest contributor to the Fund’s weighted excess return relative to the Russell 1000® Index. When risk appetite returned to the marketplace later in the fiscal year, the Russell Strategic Bond allocations’ underweight to U.S.

2040 Strategy Fund	77

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital Aggregate Bond Index. While sector positions of the fixed income Underlying Fund varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets such as investment grade financials, commercial mortgage-backed securities, automobile asset-backed securities and credit card asset-backed securities, contributed positively to the performance of the Underlying Fund’s. Out-of-benchmark exposures to high yield financials and industrials also contributed to outperformance.

The small cap and large cap fundamental and quantitatively-driven U.S. equity Underlying Funds that the Fund invests in (52% of the Fund’s assets) were less defensively positioned than in the previous fiscal year, and were focused on undervalued companies with more earnings variability and above-average growth prospects. In the second half of the fiscal year, both the Russell U.S. Core Equity and the Russell Quantitative Equity Funds’ exposure to higher beta stocks (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) and positioning for economic recovery contributed positively to performance. The Russell U.S. Core Equity fund has typically favored companies with higher quality balance sheets that are showing signs of fundamental earnings improvement, which created a headwind to performance. Other Russell U.S. Core Equity fund managers, particularly within the value segment, were effective at finding companies that were deeply undervalued, in some cases priced for potential bankruptcy, that rallied in the second half of the fiscal year. The Russell Quantitative Equity Fund, however, also favored companies with higher quality balance sheets, which contributed to its underperformance relative to both the Russell 1000 Index and the Barclays Capital Aggregate Index. Stock selection in the consumer discretionary sector dampened performance of both of these large cap U.S. equity Funds. The Russell U.S. Core Equity fund, however, benefitted from an overweight to the technology sector, the top performing sector over the fiscal year, and from an underweight to the utilities sector, which lagged during the period. However, this was partly offset by an overweight to the financial services sector, which was the worst performing sector for the period due to extreme weakness in the first half of the fiscal year.

In the real estate Underlying Fund (6% of the Fund’s assets), the Underlying Fund’s money managers’ overweight to regional malls and underweights to the lodging/resorts and freestanding retail sectors detracted from performance, while the Underlying Fund’s positions in the shopping centers and health care sectors had a neutral effect on performance. The Underlying Fund’s small international real estate securities exposure contributed positively to performance, as the U.S. underperformed relative to the rest of the globe. Property stocks in Asia and Continental Europe performed particularly well during this period.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

No changes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class D, E and S Shares on December 31, 2004.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to September 1, 2005 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on March 17, 2006. The returns shown for Class R2 Shares prior to March 17, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

78	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,226.70	$1,023.95
Expenses Paid During Period*	$1.40	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,226.40	$1,023.95
Expenses Paid During Period*	$1.40	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,228.20	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2040 Strategy Fund	79

Russell Investment Company

2040 Strategy Fund

Shareholder Expense Example, continued — October 31, 2009 (Unaudited)

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,226.60	$1,023.95
Expenses Paid During Period*	$1.40	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,225.50	$1,022.68
Expenses Paid During Period*	$2.80	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,228.20	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

80	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 10.4%
Russell Strategic Bond Fund	1,044,981	10,742

Domestic Equities - 58.9%
Russell Real Estate Securities Fund	254,676	6,813
Russell U.S. Core Equity Fund	1,044,101	23,712
Russell U.S. Quantitative Equity Fund	997,745	23,906
Russell U.S. Small & Mid Cap Fund	403,688	6,616

		61,047

International Equities - 30.7%
Russell Emerging Markets Fund	278,099	4,605
Russell Global Equity Fund	915,692	6,712
Russell International Developed Markets Fund	703,831	20,531

		31,848

Total Investments - 100.0% (identified cost $110,272)		103,637

Other Assets and Liabilities, Net - (0.0%)		(24)

Net Assets - 100.0%		103,613

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund	81

Russell Investment Company

2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

2045 Strategy Fund - Class R1
	Total Return
1 Year	17.10%
Inception*	(12.25	)%§

2045 Strategy Fund - Class R2
	Total Return
1 Year	16.73%
Inception*	(12.52	)%§

2045 Strategy Fund - Class R3
	Total Return
1 Year	16.36%
Inception*	(12.78	)%§

Russell 1000® Index **
	Total Return
1 Year	11.20%
Inception*	(12.01	)%§

82	2045 Strategy Fund

Russell Investment Company

2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2045 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of March 1, 2009, consisted of approximately 90% stock funds and 10% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2045.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the 2045 Strategy Fund Class R1, Class R2 and Class R3 Shares gained 17.10%, 16.73% and 16.36%, respectively. This compared to the Russell 1000® Index, which gained 11.20% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s overperformance relative to the Russell 1000® Index was due to the Fund’s exposure to non-U.S. equity securities and non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g. high yield credit, non-agency mortgage backed securities and, emerging market debt). Non-U.S. equity securities benefitted from both early indications of the global economic recovery in the second half of the fiscal year and the weakness of the U.S. dollar. Non-Treasury fixed income securities rebounded strongly as investors sought opportunities in bonds with historically cheap prices once the credit crisis showed signs of easing.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes from November 1, 2008 to March 9, 2009. Fear pervaded the markets, resulting in global government interventions, including the U.S. government’s assistance in the U.S. marketplace through special programs designed to assist banks, auto companies and consumers. Many investors feared the economy was headed towards a deep recession, possibly even a depression. This led to a “flight to quality” in the markets during the first part of the fiscal year where risk was avoided and only investments deemed the safest maintained value.

After the March 6, 2009 low in equities, all asset classes rebounded, positively impacting the Fund’s performance. In U.S. and non-U.S. equities, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008. As fixed income investors returned to investments with more risk relative to U.S. Treasuries in the second half of the fiscal year, virtually all non-Treasury fixed income sectors posted higher returns than the Barclays Capital Aggregate Bond Index benchmark. The Underlying Fund’s fixed income money managers typically invest in non-Treasury sectors, including sectors that are not in those Underlying Fund’s benchmark (e.g. high yield bonds). As a result, the fixed income portion of the Fund outperformed its benchmark.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

At only a 5% allocation of the Fund assets, the Russell Emerging Markets Fund, up 63.67%, was the largest contributor to the Fund’s weighted excess returns. Stock-level characteristics were the strongest driver of returns in emerging markets, more important than geography and sector, as those stocks with high absolute volatility and low valuation, performed best. The Underlying Fund was well-positioned to take advantage of this market rebound.

The non-U.S. and global equity Underlying Funds (a combined 27% of the Fund’s assets), lagged their respective benchmarks during the increase in risk aversion in late 2008 as the money managers were more exposed to the underperforming areas of commodities and emerging markets. These same sectors, however, added to returns in the second half of the fiscal year. Investments in these Underlying Funds made the second largest contribution to weighted excess returns relative to the Russell 1000® Index. Global and international equity investors initially sought safety in high quality growth companies with solid balance sheets and durable earnings, while they sold off other more cyclical segments of the market. In the second half of the fiscal year, the Underlying Funds’ managers became positioned more towards the economically sensitive areas of the market that performed best.

The fixed income Underlying Fund (10% of the Fund’s assets are allocated to a fixed income Underlying Fund), outperformed relative to its index and was the third largest contributor to weighted excess returns. The Russell Strategic Bond Fund added to the Fund’s weighted excess return relative to the Russell 1000® Index. When risk appetite returned later in the fiscal year, the Russell Strategic Bond allocations’ underweight to U.S. Treasuries and overweight to non-Treasury securities

2045 Strategy Fund	83

Russell Investment Company

2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

generated returns in excess of the Barclays Capital Aggregate Bond Index. While sector positions of the fixed income Underlying Fund varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets such as investment grade financials, commercial mortgage-backed securities, automobile asset-backed securities and credit card asset-backed securities, contributed positively to the performance of the Underlying Fund’s. Out-of-benchmark exposures to high yield financials and industrials also contributed to outperformance.

The small cap and large cap fundamental and quantitatively-driven U.S. equity Underlying Funds that the Fund invests in (52% of the Fund’s assets) were less defensively positioned than in the previous fiscal year, and were focused on undervalued companies with more earnings variability and above-average forward looking growth prospects. In the second half of the fiscal year, both the Russell U.S. Core Equity and the Russell Quantitative Equity Funds exposure to higher beta stocks (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) and positioning for economic recovery contributed positively to performance. The Russell U.S. Core Equity fund has typically favored companies with higher quality balance sheets that are showing signs of fundamental earnings improvement, which created a headwind to performance. Other Russell U.S. Core Equity fund managers, particularly within the value segment, were effective at finding companies that were deeply undervalued, in some cases priced for potential bankruptcy, that rallied in the second half of the fiscal year. The Russell Quantitative Equity Fund, however, also favored companies with higher quality balance sheets, which contributed to its underperformance relative to both the Russell 1000 Index and the Barclays Capital Aggregate Index. Stock selection in the consumer discretionary sector dampened performance of both of these large cap U.S. equity Funds. The

Russell U.S. Core Equity fund, however benefited from an overweight to the technology sector, the top performing sector over the fiscal year, and from an underweight to the utilities sector, which lagged during the period. However, this was partly offset by an overweight to the financial services sector, which was the worst performing sector for the period due to extreme weakness in the first half of the fiscal year.

In the real estate Underlying Fund (6% of the Fund’s assets), the Underlying Fund’s money managers’ overweight to regional malls and underweights to the lodging/resorts and freestanding retail sectors detracted from performance, while the Underlying Fund’s positions in the shopping centers and health care sectors had a neutral effect on performance. The Underlying Fund’s small international real estate securities exposure contributed positively to performance, as the U.S. underperformed relative to the rest of the globe. Property stocks in Asia and Continental Europe performed particularly well during this period.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

No changes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

84	2045 Strategy Fund

Russell Investment Company

2045 Strategy Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,230.80	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,227.70	$1,023.95
Expenses Paid During Period*	$1.40	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,224.60	$1,022.68
Expenses Paid During Period*	$2.80	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2045 Strategy Fund	85

Russell Investment Company

2045 Strategy Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.3%
Other Russell Investment Company Series Mutual Funds

Bonds - 10.3%
Russell Strategic Bond Fund	49,860	512

Domestic Equities - 59.0%
Russell Real Estate Securities Fund	12,122	324
Russell U.S. Core Equity Fund	50,394	1,145
Russell U.S. Quantitative Equity Fund	47,842	1,146
Russell U.S. Small & Mid Cap Fund	19,682	323

		2,938

International Equities - 31.0%
Russell Emerging Markets Fund	13,496	223
Russell Global Equity Fund	44,140	324
Russell International Developed Markets Fund	34,079	994

		1,541

Total Investments - 100.3% (identified cost $4,710)		4,991

Other Assets and Liabilities, Net - (0.3%)		(15)

Net Assets - 100.0%		4,976

See accompanying notes which are an integral part of the financial statements.

86	2045 Strategy Fund

(This page intentionally left blank)

Russell Investment Company

2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

2050 Strategy Fund - Class R1
	Total Return
1 Year	17.32%
Inception*	(11.31	)%§

2050 Strategy Fund - Class R2
	Total Return
1 Year	16.95%
Inception*	(11.57	)%§

2050 Strategy Fund - Class R3
	Total Return
1 Year	16.66%
Inception*	(11.80	)%§

Russell 1000® Index **
	Total Return
1 Year	11.20%
Inception*	(12.01	)%§

88	2050 Strategy Fund

Russell Investment Company

2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2050 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of March 1, 2009, consisted of approximately 90% stock funds and 10% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2050.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the 2050 Strategy Fund Class R1, Class R2 and Class R3 Shares gained 17.32%, 16.95% and 16.66%, respectively. This compared to the Russell 1000® Index, which gained 11.20% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s outperformance relative to the Russell 1000® Index was due to the Fund’s exposure to non-U.S. equity securities and non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g. high yield credit, non-agency mortgage backed securities and, emerging market debt). Non-U.S. equity securities benefitted from both early indications of the global economic recovery in the second half of the fiscal year and the weakness of the U.S. dollar. Non-Treasury fixed income securities rebounded strongly as investors sought opportunities in bonds with historically cheap prices once the credit crisis showed signs of easing.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes from November 1, 2008 to March 9, 2009. Fear pervaded the markets, resulting in global government interventions, including the U.S. government’s assistance in the U.S. marketplace through special programs designed to assist banks, auto companies and consumers. Many investors feared the economy was headed towards a deep recession, possibly even a depression. This led to a “flight to quality” in the markets during the first part of the fiscal year where risk was avoided and only investments deemed the safest maintained value.

After the March 6, 2009 low in equities, all asset classes rebounded, positively impacting the Fund’s performance. In U.S. and non-U.S. equities, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008. As fixed income investors returned to investments with more risk relative to U.S. Treasuries in the second half of the fiscal year, virtually all non-Treasury fixed income sectors posted higher returns than the Barclays Capital Aggregate Bond Index . The Underlying Fund’s fixed income money managers typically invest in non-Treasury sectors, including sectors that are not in those Underlying Fund’s benchmark (e.g. high yield bonds). As a result, the fixed income portion of the Fund outperformed its benchmark.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

At only a 5% allocation of the Fund assets, the Russell Emerging Markets Fund, up 63.67%, was the largest contributor to the Fund’s weighted excess returns. Stock-level characteristics were the strongest driver of returns in emerging markets, more important than geography and sector, as those stocks with high absolute volatility and low valuation, performed best. The Underlying Fund was well-positioned to take advantage of this market rebound.

The non-U.S. and global Underlying Funds (a combined 27% of the Fund’s assets), lagged their respective benchmarks during the increase in risk aversion in late 2008 as the money managers were more exposed to the underperforming areas of commodities and emerging markets. These same sectors, however, added to returns in the second half of the fiscal year. Investments in these Underlying Funds made the second largest contribution to weighted excess returns relative to the Russell 1000® Index. Global and international equity investors initially sought safety in high quality growth companies with solid balance sheets and durable earnings, while they sold off other more cyclical segments of the market. In the second half of the fiscal year, the Underlying Funds’ managers became positioned more towards the economically sensitive areas of the market that performed best.

The fixed income Underlying Fund (10% of the Fund’s assets are allocated to a fixed income Underlying Fund), outperformed relative to its index and was the third largest contributor to weighted excess returns. The Russell Strategic Bond Fund added to the Fund’s weighted excess return relative to the Russell 1000® Index. When risk appetite returned later in the fiscal year, the Russell Strategic Bond allocations’ underweight to U.S. Treasuries and overweight to non-Treasury securities

2050 Strategy Fund	89

Russell Investment Company

2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

generated returns in excess of the Barclays Capital Aggregate Bond Index. While sector positions of the fixed income Underlying Fund varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets such as investment grade financials, commercial mortgage-backed securities, automobile asset-backed securities and credit card asset-backed securities, contributed positively to the performance of the Underlying Fund. Out-of-benchmark exposures to high yield financials and industrials also contributed to outperformance.

The U.S. equity Underlying Funds that the Fund invests in (52% of the Fund’s assets) were less defensively positioned than in the previous fiscal year, and were focused on undervalued companies with more earnings variability and above-average forward looking growth prospects. In the second half of the fiscal year, both the Russell U.S. Core Equity and the Russell Quantitative Equity Funds’ exposure to higher beta stocks (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) and positioning for economic recovery added to returns. The Russell U.S. Core Equity Fund has typically favored companies with higher quality balance sheets that are showing signs of fundamental earnings improvement, which created a headwind to performance. Other Russell U.S. Core Equity fund managers, particularly within the value segment, were effective at finding companies that were deeply undervalued, in some cases priced for potential bankruptcy, that rallied in the second half of the fiscal year. The Russell Quantitative Equity Fund, however, also favored companies with higher quality balance sheets, which contributed to its underperformance relative to both the Russell 1000 Index and the Barclays Capital Aggregate Index. Stock selection in the consumer discretionary sector dampened performance of both of these large cap U.S. equity Funds. The

Russell U.S. Core Equity fund, however benefited from an overweight to the technology sector, the top performing sector over the fiscal year, and from an underweight to the utilities sector, which lagged during the period. However, this was partly offset by an overweight to the financial services sector, which was the worst performing sector for the period due to extreme weakness in the first half of the fiscal year.

In the real estate Underlying Fund (6% of the Fund’s assets), the Underlying Fund’s money managers’ overweight to regional malls and underweights to the lodging/resorts and freestanding retail sectors detracted from performance, while the Underlying Fund’s positions in the shopping centers and health care sectors had a neutral effect on performance. The Underlying Fund’s small international real estate securities exposure contributed positively to performance, as the U.S. underperformed relative to the rest of the globe. Property stocks in Asia and Continental Europe performed particularly well during this period.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

No changes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

90	2050 Strategy Fund

Russell Investment Company

2050 Strategy Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,229.50	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,226.30	$1,023.95
Expenses Paid During Period*	$1.40	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,224.70	$1,022.68
Expenses Paid During Period*	$2.80	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2050 Strategy Fund	91

Russell Investment Company

2050 Strategy Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.2%
Other Russell Investment Company Series Mutual Funds

Bonds - 10.2%
Russell Strategic Bond Fund	107,976	1,110

Domestic Equities - 59.0%
Russell Real Estate Securities Fund	26,485	709
Russell U.S. Core Equity Fund	110,193	2,502
Russell U.S. Quantitative Equity Fund	104,526	2,504
Russell U.S. Small & Mid Cap Fund	43,050	706

		6,421

International Equities - 31.0%
Russell Emerging Markets Fund	29,530	489
Russell Global Equity Fund	96,509	707
Russell International Developed Markets Fund	74,545	2,175

		3,371

Total Investments - 100.2% (identified cost $8,887)		10,902

Other Assets and Liabilities, Net - (0.2%)		(18)

Net Assets - 100.0%		10,884

See accompanying notes which are an integral part of the financial statements.

92	2050 Strategy Fund

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Russell Investment Company

In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

In Retirement Fund - Class R1
	Total Return
1 Year	18.68%
Inception*	(0.81	)%§

In Retirement Fund - Class R2
	Total Return
1 Year	18.43%
Inception*	(1.04	)%§

In Retirement Fund - Class R3
	Total Return
1 Year	18.09%
Inception*	(1.31	)%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	13.79%
Inception*	5.85	%§

Merrill Lynch U.S. Treasuries 1-3 Year Index ***
	Total Return
1 Year	2.74%
Inception*	2.83	%§

94	In Retirement Fund

Russell Investment Company

In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The In Retirement Fund (“Fund”) seeks to provide income and capital growth.

The Fund pursues this objective by investing in a diversified portfolio that consists of approximately 32% stock funds and 68% fixed income funds. The Fund’s asset allocation is fixed.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2009?

For the fiscal year ended October 31, 2009, the Fund Class R1, Class R2 and Class R3 Shares gained 18.68%, 18.43% and 18.09%, respectively. This compared to the Barclays Capital Aggregate Bond Index, which gained 13.79% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s outperformance relative to the Barclays Capital Aggregate Bond Index was due to the Fund’s exposure to non-U.S. equity securities and non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g. high yield credit, non-agency mortgage backed securities and, emerging market debt). Non-U.S. equity securities benefitted from both early indications of the global economic recovery in the second half of the fiscal year and the weakness of the U.S. dollar. Non-Treasury fixed income securities rebounded strongly as investors sought opportunities in bonds with historically cheap prices once the credit crisis showed signs of easing.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes from November 1, 2008 to March 9, 2009. Fear pervaded the markets, resulting in global government interventions, including the U.S. government’s assistance in the U.S. marketplace through special programs designed to assist banks, auto companies and consumers. Many investors feared the economy was headed towards a deep recession, possibly even a depression. This led to a “flight to quality” in the markets during the first part of the fiscal year where risk was and only investments deemed the safest maintained value.

After the March 6, 2009 low in equities, all asset classes rebounded, positively impacting the Fund’s performance. As fixed income investors returned to investments with more risk relative to U.S. Treasuries in the second half of the fiscal year, virtually all non-Treasury fixed income sectors posted higher returns than the Barclays Capital Aggregate Bond Index. The Underlying Fund’s fixed income money managers typically invest in non-Treasury sectors, including sectors that are not in those Underlying Fund’s benchmark (e.g. high yield bonds). As a result, the fixed income portion of the Fund outperformed its benchmark. In U.S. and non-U.S. equities, a valuation driven rally buoyed the market, led primarily by the most economically sensitive companies and stocks that had been priced for a high probability of bankruptcy during the market downturn in 2008.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fixed income Underlying Funds (68% of the Fund’s assets are allocated to fixed income Underlying Funds) outperformed relative to their indexes. At 60% of the total Fund allocation, the Russell Strategic Bond Fund added the most to the Fund’s weighted excess return relative to the Barclays Capital Aggregate Bond Index. At 8% of the total Fund allocation, the Russell Short Duration Bond Fund was the second largest contributor to the funds weighted excess return. When risk appetite returned later in the fiscal year, both the Russell Strategic Bond Fund and the Russell Short Duration Bond Fund allocations’ underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital Aggregate Bond Index. While sector positions of the fixed income Underlying Funds varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets such as investment grade financials, commercial mortgage-backed securities, automobile asset-backed securities and credit card asset-backed securities, contributed positively to the performance of the Underlying Funds. Out-of-benchmark exposures to high yield financials and industrials also contributed to outperformance.

The non-U.S., emerging and global equity Underlying Funds (a combined 11% of the Fund’s assets), lagged their respective benchmarks during the extreme increase in risk aversion during late 2008 as the money managers for the Underlying Funds were more exposed to areas like commodities and out-of-index emerging markets. These same sectors, however, added to returns in the second half of the fiscal year. Global and international equity investors initially sought safety in high quality growth companies with solid balance sheets and durable earnings, while they sold off other more cyclical segments of the market. In the second half of the fiscal year, the Underlying Funds’ managers became positioned more towards the economically sensitive areas of the market that performed best.

The U.S. equity Underlying Funds that the Fund invests in (18% of the Fund’s assets) were less defensively positioned than in the previous fiscal year, and were focused on undervalued

In Retirement Fund	95

Russell Investment Company

In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2009 (Unaudited)

companies with more earnings variability and above-average growth prospects. In the second half of the fiscal year, both the Russell U.S. Core Equity and the Russell Quantitative Equity Funds’ exposure to higher beta stocks (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) and positioning for economic recovery contributed positively to performance. The Russell U.S. Core Equity fund has typically favored companies with higher quality balance sheets that are showing signs of fundamental earnings improvement, which created a headwind to performance. Other Russell U.S. Core Equity fund managers, particularly within the value segment, were effective at finding companies that were deeply undervalued, in some cases priced for potential bankruptcy, that rallied in the second half of the fiscal year. The Russell Quantitative Equity Fund, however, also favored companies with higher quality balance sheets, which contributed to its underperformance relative to both the Russell 1000 Index and the Barclays Capital Aggregate Index. Stock selection in the consumer discretionary sector dampened performance of both of these large cap U.S. equity Funds. The Russell U.S. Core Equity fund, however, benefited from an overweight to the technology sector, the top performing sector over the fiscal year, and from an underweight to the utilities sector, which lagged during the period. However, this was partly offset by an overweight to the financial services sector, which was the worst performing sector for the period due to extreme weakness in the first half of the fiscal year.

In the real estate Underlying Fund (3% of the Fund’s assets), the Underlying Fund’s money managers’ overweight to regional malls and underweights to the lodging/resorts and freestanding retail sectors detracted from performance, while the Underlying Fund’s positions in the shopping centers and health care sectors had a neutral effect on performance. The Underlying Fund’s small international real estate securities exposure contributed positively to performance, as the U.S. underperformed relative to the rest of the globe. Property stocks in Asia and Continental Europe performed particularly well during this period.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

No changes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class R1, R2 and R3 Shares on March 31, 2008.

**	On November 3, 2008, Barclays Capital, which acquired the Lehman family of indices in September 2008, announced the rebranding of its unified family of indices under the Barclays Capital Indices name. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

***	Merrill Lynch U.S. Treasuries 1-3 Year Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods. Effective October 2, 2006, the Fund began using the Merrill Lynch U.S. Treasuries 1-3 Year Index for comparative purposes. This change was made following the re-allocation of Fund assets to include the Short Duration Bond Fund.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

96	In Retirement Fund

Russell Investment Company

In Retirement Fund

Shareholder Expense Example — October 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2009 to October 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,176.80	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,175.10	$1,023.95
Expenses Paid During Period*	$1.37	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2009	$1,000.00	$1,000.00
Ending Account Value
October 31, 2009	$1,174.00	$1,022.68
Expenses Paid During Period*	$2.74	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

In Retirement Fund	97

Russell Investment Company

In Retirement Fund

Schedule of Investments — October 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.5%
Other Russell Investment Company Series Mutual Funds

Bonds - 69.2%
Russell Short Duration Bond Fund	14,277	269
Russell Strategic Bond Fund	196,371	2,019

		2,288

Domestic Equities - 20.8%
Russell Real Estate Securities Fund	3,684	98
Russell U.S. Core Equity Fund	11,698	266
Russell U.S. Quantitative Equity Fund	11,179	268
Russell U.S. Small & Mid Cap Fund	3,496	57

		689

International Equities - 10.5%
Russell Emerging Markets Fund	2,319	38
Russell Global Equity Fund	11,517	85
Russell International Developed Markets Fund	7,720	225

		348

Total Investments - 100.5% (identified cost $2,850)		3,325

Other Assets and Liabilities, Net - (0.5%)		(16)

Net Assets - 100.0%		3,309

See accompanying notes which are an integral part of the financial statements.

98	In Retirement Fund

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Russell Investment Company

LifePoints® Funds

Statements of Assets and Liabilities — October 31, 2009

Amounts in thousands	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund

Assets
Investments, at identified cost	$521,439	$1,031,801	$4,653,290	$3,432,581
Investments, at market	522,852	969,655	4,150,654	2,843,314
Receivables:
Investments sold	—	532	2,743	1,927
Fund shares sold	3,210	2,566	7,635	4,853
From affiliates	—	1	—	—
Prepaid expenses	1	—	2	22

Total assets	526,063	972,754	4,161,034	2,850,116

Liabilities
Payables:
Investments purchased	769	—	—	—
Fund shares redeemed	841	2,416	8,844	5,685
Accrued fees to affiliates	307	584	2,672	1,833
Other accrued expenses	40	60	139	71

Total liabilities	1,957	3,060	11,655	7,589

Net Assets	$524,106	$969,694	$4,149,379	$2,842,527

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$253	$228	$328	$—
Accumulated net realized gain (loss)	(12,915)	(37,089)	(261,916)	(190,519)
Unrealized appreciation (depreciation) on investments	1,413	(62,146)	(502,636)	(589,267)
Shares of beneficial interest	534	1,015	4,547	3,374
Additional paid-in capital	534,821	1,067,686	4,909,056	3,618,939

Net Assets	$524,106	$969,694	$4,149,379	$2,842,527

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A*	$9.79	$9.55	$9.12	$8.43
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$10.39	$10.13	$9.68	$8.94
Class A — Net assets	$74,239,915	$182,900,785	$1,018,018,982	$745,197,063
Class A — Shares outstanding ($.01 par value)	7,583,588	19,151,989	111,571,560	88,412,640
Net asset value per share: Class C*	$9.75	$9.50	$9.07	$8.36
Class C — Net assets	$116,776,138	$221,669,168	$1,188,328,146	$762,422,945
Class C — Shares outstanding ($.01 par value)	11,980,008	23,327,412	131,021,608	91,237,977
Net asset value per share: Class E*	$9.82	$9.55	$9.15	$8.44
Class E — Net assets	$77,702,402	$150,712,336	$501,582,374	$388,051,454
Class E — Shares outstanding ($.01 par value)	7,914,137	15,773,333	54,837,416	45,960,567
Net asset value per share: Class R1*	$9.85	$9.59	$9.19	$8.49
Class R1 — Net assets	$7,661,510	$14,348,006	$57,962,529	$25,179,972
Class R1 — Shares outstanding ($.01 par value)	778,084	1,496,803	6,305,370	2,966,052
Net asset value per share: Class R2*	$9.81	$9.56	$9.14	$8.45
Class R2 — Net assets	$4,571,161	$5,738,137	$28,402,670	$16,476,503
Class R2 — Shares outstanding ($.01 par value)	465,956	600,193	3,106,400	1,950,194
Net asset value per share: Class R3*	$9.85	$9.59	$9.15	$8.46
Class R3 — Net assets	$175,501,611	$276,877,996	$827,996,026	$601,602,344
Class R3 — Shares outstanding ($.01 par value)	17,815,082	28,879,076	90,492,787	71,078,832
Net asset value per share: Class S*	$9.85	$9.58	$9.19	$8.49
Class S — Net assets	$67,653,173	$117,447,935	$527,088,192	$303,596,586
Class S — Shares outstanding ($.01 par value)	6,868,366	12,255,618	57,324,607	35,744,385
* Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

100	Statements of Assets and Liabilities

Equity Growth Strategy Fund	2010 Strategy Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund	2035 Strategy Fund

$1,699,647	$74,529	$11,565	$180,173	$10,814	$151,016	$5,807
1,347,043	74,338	12,863	177,499	12,018	139,369	6,560

1,146	—	1	—	—	—	—
1,987	262	23	1,018	53	336	50
4	19	13	31	12	35	12
22	—	—	1	—	3	—

1,350,202	74,619	12,900	178,549	12,083	139,743	6,622

—	194	—	949	50	288	50
3,015	63	24	56	3	37	—
882	17	3	40	3	33	2
51	31	28	42	27	39	28

3,948	305	55	1,087	83	397	80

$1,346,254	$74,314	$12,845	$177,462	$12,000	$139,346	$6,542

$—	$—	$8	$11	$—	$17	$—
(164,186)	(1,678)	(123)	(6,909)	(211)	(4,996)	(215)
(352,604)	(191)	1,298	(2,674)	1,204	(11,647)	753
1,778	77	14	189	14	163	8
1,861,266	76,106	11,648	186,845	10,993	155,809	5,996

$1,346,254	$74,314	$12,845	$177,462	$12,000	$139,346	$6,542

$7.80	$9.61	$—	$9.42	$—	$8.60	$—

$8.27	$10.20	$—	$9.99	$—	$9.12	$—
$252,855,058	$1,174,983	$—	$1,484,018	$—	$1,791,411	$—
32,434,560	122,229	—	157,472	—	208,241	—
$7.27	$—	$—	$—	$—	$—	$—
$386,145,125	$—	$—	$—	$—	$—	$—
53,118,555	—	—	—	—	—	—
$7.64	$9.63	$—	$9.42	$—	$8.56	$—
$178,857,706	$5,267,458	$—	$11,768,716	$—	$10,638,618	$—
23,420,801	547,114	—	1,249,192	—	1,242,153	—
$7.78	$9.63	$8.96	$9.43	$8.31	$8.57	$7.92
$15,196,620	$17,176,289	$4,382,318	$44,336,648	$3,862,931	$31,322,256	$1,926,736
1,954,146	1,782,892	489,031	4,704,150	464,848	3,656,045	243,179
$7.64	$9.63	$8.96	$9.41	$8.30	$8.55	$7.92
$23,022,506	$11,591,574	$2,002,551	$26,236,583	$3,019,879	$23,534,139	$1,738,309
3,012,910	1,203,937	223,556	2,787,552	363,745	2,751,699	219,512
$7.60	$9.61	$8.95	$9.40	$8.29	$8.55	$7.91
$296,569,234	$29,900,462	$6,459,943	$74,142,088	$5,117,276	$56,114,901	$2,877,416
39,017,666	3,110,976	721,592	7,890,554	617,289	6,561,275	363,589
$7.78	$9.64	$—	$9.42	$—	$8.57	$—
$193,607,955	$9,203,541	$—	$19,493,959	$—	$15,944,682	$—
24,882,969	954,933	—	2,068,611	—	1,861,562	—

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	101

Russell Investment Company

LifePoints® Funds

Statements of Assets and Liabilities, continued — October 31, 2009

Amounts in thousands	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	In Retirement Fund

Assets
Investments, at identified cost	$110,272	$4,710	$8,887	$2,850
Investments, at market	103,637	4,991	10,902	3,325
Receivables:
Investments sold	—	—	—	—
Fund shares sold	292	73	144	3
From affiliates	29	13	13	13
Prepaid expenses	1	—	—	—

Total assets	103,959	5,077	11,059	3,341

Liabilities
Payables:
Investments purchased	251	73	143	3
Fund shares redeemed	36	—	1	—
Accrued fees to affiliates	25	1	3	1
Other accrued expenses	34	27	28	28

Total liabilities	346	101	175	32

Net Assets	$103,613	$4,976	$10,884	$3,309

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$12	$—	$—	$—
Accumulated net realized gain (loss)	(3,513)	(74)	(83)	(26)
Unrealized appreciation (depreciation) on investments	(6,635)	281	2,015	475
Shares of beneficial interest	120	6	14	4
Additional paid-in capital	113,629	4,763	8,938	2,856

Net Assets	$103,613	$4,976	$10,884	$3,309

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A*	$8.61	$—	$—	$—
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$9.14	$—	$—	$—
Class A — Net assets	$876,816	$—	$—	$—
Class A — Shares outstanding ($.01 par value)	101,790	—	—	—
Net asset value per share: Class C*	$—	$—	$—	$—
Class C — Net assets	$—	$—	$—	$—
Class C — Shares outstanding ($.01 par value)	—	—	—	—
Net asset value per share: Class E*	$8.62	$—	$—	$—
Class E — Net assets	$7,069,689	$—	$—	$—
Class E — Shares outstanding ($.01 par value)	820,321	—	—	—
Net asset value per share: Class R1*	$8.62	$7.93	$8.03	$9.27
Class R1 — Net assets	$19,892,134	$2,053,177	$489,568	$196,167
Class R1 — Shares outstanding ($.01 par value)	2,306,844	259,061	60,959	21,158
Net asset value per share: Class R2*	$8.61	$7.92	$8.02	$9.27
Class R2 — Net assets	$20,226,423	$2,220,461	$8,958,751	$2,355,699
Class R2 — Shares outstanding ($.01 par value)	2,348,031	280,362	1,116,875	254,041
Net asset value per share: Class R3*	$8.60	$7.91	$8.02	$9.26
Class R3 — Net assets	$42,544,449	$701,895	$1,435,980	$757,626
Class R3 — Shares outstanding ($.01 par value)	4,948,208	88,685	179,023	81,800
Net asset value per share: Class S*	$8.62	$—	$—	$—
Class S — Net assets	$13,003,851	$—	$—	$—
Class S — Shares outstanding ($.01 par value)	1,507,810	—	—	—
* Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

102	Statements of Assets and Liabilities

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Russell Investment Company

LifePoints® Funds

Statements of Operations — For the Period Ended October 31, 2009

Amounts in thousands	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund

Investment Income
Income distributions from Underlying Funds	$20,080	$33,176	$111,068	$53,251

Expenses
Advisory fees	909	1,724	7,474	5,113
Administrative fees	227	431	1,868	1,278
Custodian fees	33	33	35	35
Distribution fees - Class A	162	400	2,229	1,655
Distribution fees - Class C	733	1,451	8,032	5,138
Distribution fees - Class R3	392	629	1,911	1,358
Transfer agent fees - Class A	116	288	1,608	1,193
Transfer agent fees - Class C	176	349	1,929	1,234
Transfer agent fees - Class E	124	250	836	632
Transfer agent fees - Class R1	9	13	65	30
Transfer agent fees - Class R2	9	17	66	34
Transfer agent fees - Class R3	284	453	1,378	979
Transfer agent fees - Class S	99	179	836	494
Professional fees	46	67	188	148
Registration fees	117	129	176	167
Shareholder servicing fees - Class C	244	484	2,677	1,712
Shareholder servicing fees - Class E	171	348	1,160	876
Shareholder servicing fees - Class R2	13	24	92	48
Shareholder servicing fees - Class R3	393	629	1,912	1,358
Trustees’ fees	12	23	101	69
Printing fees	29	45	239	151
Miscellaneous	11	19	70	51

Expenses before reductions	4,309	7,985	34,882	23,753
Expense reductions	(1,071)	(1,749)	(6,906)	(4,791)

Net expenses	3,238	6,236	27,976	18,962

Net investment income (loss)	16,842	26,940	83,092	34,289

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(11,181)	(31,932)	(210,092)	(157,542)
Capital gain distributions from Underlying Funds	730	2,264	9,676	6,402

Net realized gain (loss)	(10,451)	(29,668)	(200,416)	(151,140)
Net change in unrealized appreciation (depreciation) on investments	70,123	148,528	718,457	505,398

Net realized and unrealized gain (loss)	59,672	118,860	518,041	354,258

Net Increase (Decrease) in Net Assets from Operations	$76,514	$145,800	$601,133	$388,547

See accompanying notes which are an integral part of the financial statements.

104	Statements of Operations

Equity Growth Strategy Fund	2010 Strategy Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund

$14,006	$2,214	$165	$4,032	$94	$1,607

2,412	113	10	263	9	205
603	29	3	66	2	51
34	29	12	28	12	29
558	3	—	3	—	4
2,565	—	—	—	—	—
665	53	8	129	6	96
403	2	—	2	—	3
616	—	—	—	—	—
290	9	—	16	—	16
16	19	2	48	2	32
41	20	2	50	2	43
479	38	6	93	5	70
322	14	—	28	—	22
91	34	29	43	28	40
128	70	40	75	39	72
855	—	—	—	—	—
402	12	—	22	—	22
57	28	2	69	3	59
665	53	8	129	6	96
32	1	—	4	—	3
67	4	—	10	—	8
27	7	5	18	5	22

11,328	538	127	1,096	119	893
(2,309)	(389)	(109)	(743)	(104)	(616)

9,019	149	18	353	15	277

4,987	2,065	147	3,679	79	1,330

(104,840)	(1,391)	(111)	(5,314)	(118)	(1,551)
2,942	113	2	260	2	189

(101,898)	(1,278)	(109)	(5,054)	(116)	(1,362)
264,444	10,465	1,471	29,446	1,401	22,536

162,546	9,187	1,362	24,392	1,285	21,174

$167,533	$11,252	$1,509	$28,071	$1,364	$22,504

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	105

Russell Investment Company

LifePoints® Funds

Statements of Operations, continued — For the Period Ended October 31, 2009

Amounts in thousands	2035 Strategy Fund	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	In Retirement Fund

Investment Income
Income distributions from Underlying Funds	$39	$1,177	$30	$99	$100

Expenses
Advisory fees	6	151	4	13	5
Administrative fees	2	38	1	3	1
Custodian fees	12	30	12	12	12
Distribution fees - Class A	—	2	—	—	—
Distribution fees - Class C	—	—	—	—	—
Distribution fees - Class R3	4	75	1	2	1
Transfer agent fees - Class A	—	1	—	—	—
Transfer agent fees - Class E	—	10	—	—	—
Transfer agent fees - Class R1	1	19	2	1	—
Transfer agent fees - Class R2	1	34	2	10	4
Transfer agent fees - Class R3	3	54	1	1	1
Transfer agent fees - Class S	—	17	—	—	—
Professional fees	28	37	28	29	29
Registration fees	39	71	40	41	41
Shareholder servicing fees - Class C	—	—	—	—	—
Shareholder servicing fees - Class E	—	14	—	—	—
Shareholder servicing fees - Class R2	1	47	2	14	5
Shareholder servicing fees - Class R3	4	75	1	2	1
Trustees’ fees	—	2	—	—	—
Printing fees	—	6	—	—	—
Miscellaneous	5	16	5	5	5

Expenses before reductions	106	699	99	133	105
Expense reductions	(97)	(486)	(95)	(115)	(98)

Net expenses	9	213	4	18	7

Net investment income (loss)	30	964	26	81	93

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(130)	(880)	(51)	(89)	(30)
Capital gain distributions from Underlying Funds	1	137	2	8	5

Net realized gain (loss)	(129)	(743)	(49)	(81)	(25)
Net change in unrealized appreciation (depreciation) on investments	999	15,670	640	2,103	531

Net realized and unrealized gain (loss)	870	14,927	591	2,022	506

Net Increase (Decrease) in Net Assets from Operations	$900	$15,891	$617	$2,103	$599

See accompanying notes which are an integral part of the financial statements.

106	Statements of Operations

(This page intentionally left blank)

Russell Investment Company

LifePoints® Funds

Statements of Changes in Net Assets — For the Periods Ended October 31,

	Conservative Strategy Fund		Moderate Strategy Fund
Amounts in thousands	2009	2008	2009	2008

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$16,842	$24,452	$26,940	$61,179
Net realized gain (loss)	(10,451)	2,507	(29,668)	14,607
Net change in unrealized appreciation (depreciation)	70,123	(107,970)	148,528	(379,097)

Net increase (decrease) in net assets from operations	76,514	(81,011)	145,800	(303,311)

Distributions
From net investment income
Class A	(3,008)	(2,669)	(6,717)	(10,089)
Class C	(3,898)	(3,475)	(6,718)	(10,201)
Class E	(3,177)	(3,781)	(5,872)	(9,306)
Class R1	(242)	(126)	(292)	(135)
Class R2	(239)	(262)	(418)	(542)
Class R3	(6,894)	(8,225)	(9,970)	(16,195)
Class S	(2,691)	(2,628)	(4,278)	(7,502)
From net realized gain
Class A	(302)	(599)	(2,027)	(5,299)
Class C	(482)	(944)	(2,447)	(6,386)
Class E	(344)	(954)	(1,792)	(5,016)
Class R1	(17)	(23)	(39)	(50)
Class R2	(29)	(57)	(162)	(190)
Class R3	(810)	(2,178)	(3,296)	(9,264)
Class S	(239)	(558)	(1,128)	(3,588)
From return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class R1	—	—	—	—
Class R2	—	—	—	—
Class R3	—	—	—	—
Class S	—	—	—	—

Net decrease in net assets from distributions	(22,372)	(26,479)	(45,156)	(83,763)

Share Transactions
Net increase (decrease) in net assets from share transactions	42,434	57,979	(5,941)	20,888

Total Net Increase (Decrease) in Net Assets	96,576	(49,511)	94,703	(366,186)

Net Assets
Beginning of period	427,530	477,041	874,991	1,241,177

End of period	$524,106	$427,530	$969,694	$874,991

Undistributed (overdistributed) net investment income included in net assets	$253	$3,281	$228	$7,209

See accompanying notes which are an integral part of the financial statements.

108	Statements of Changes in Net Assets

Balanced Strategy Fund		Growth Strategy Fund		Equity Growth Strategy Fund		2010 Strategy Fund
2009	2008	2009	2008	2009	2008	2009	2008

$83,092	$266,228	$34,289	$174,443	$4,987	$83,560	$2,065	$1,783
(200,416)	170,752	(151,140)	184,611	(101,898)	108,282	(1,278)	(182)
718,457	(2,300,440)	505,398	(2,014,588)	264,444	(1,189,736)	10,465	(12,375)

601,133	(1,863,460)	388,547	(1,655,534)	167,533	(997,894)	11,252	(10,774)

(26,402)	(61,834)	(11,299)	(45,707)	(994)	(15,418)	(38)	(71)
(24,251)	(65,267)	(7,406)	(40,534)	(1,132)	(22,684)	—	—
(13,733)	(32,902)	(5,987)	(25,479)	(745)	(11,900)	(168)	(240)
(1,078)	(1,381)	(308)	(746)	(39)	(416)	(414)	(280)
(1,142)	(2,373)	(343)	(1,329)	(112)	(1,258)	(427)	(279)
(20,935)	(51,551)	(7,909)	(37,139)	(1,027)	(19,460)	(724)	(646)
(14,788)	(32,363)	(5,295)	(19,713)	(938)	(12,424)	(300)	(266)

(39,665)	(43,034)	(49,173)	(38,519)	(18,822)	(16,208)	—	(14)
(48,357)	(54,476)	(51,138)	(41,405)	(30,122)	(27,122)	—	—
(20,642)	(23,303)	(26,142)	(21,957)	(13,975)	(12,567)	—	(37)
(1,054)	(823)	(993)	(535)	(501)	(412)	—	(38)
(1,951)	(1,590)	(1,662)	(1,106)	(2,049)	(1,272)	—	(41)
(34,634)	(38,603)	(40,377)	(33,813)	(23,124)	(21,722)	—	(113)
(20,335)	(21,117)	(19,484)	(16,064)	(16,839)	(12,107)	—	(22)

—	—	(1,089)	—	(368)	—	—	(2)
—	—	(1,116)	—	(475)	—	—	—
—	—	(579)	—	(275)	—	—	(9)
—	—	(22)	—	(13)	—	—	(11)
—	—	(37)	—	(41)	—	—	(11)
—	—	(889)	—	(404)	—	—	(22)
—	—	(435)	—	(342)	—	—	(14)

(268,967)	(430,617)	(231,683)	(324,046)	(112,337)	(174,970)	(2,071)	(2,116)

(167,337)	292,415	(51,888)	327,406	(31,501)	222,506	23,532	21,733

164,829	(2,001,662)	104,976	(1,652,174)	23,695	(950,358)	32,713	8,843

3,984,550	5,986,212	2,737,551	4,389,725	1,322,559	2,272,917	41,601	32,758

$4,149,379	$3,984,550	$2,842,527	$2,737,551	$1,346,254	$1,322,559	$74,314	$41,601

$328	$18,556	$—	$3,796	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	109

Russell Investment Company

LifePoints® Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	2015 Strategy Fund		2020 Strategy Fund
Amounts in thousands	2009	2008*	2009	2008

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$147	$10	$3,679	$4,229
Net realized gain (loss)	(109)	(6)	(5,054)	(1,514)
Net change in unrealized appreciation (depreciation)	1,471	(173)	29,446	(38,827)

Net increase (decrease) in net assets from operations	1,509	(169)	28,071	(36,112)

Distributions
From net investment income
Class A	—	—	(36)	(81)
Class C	—	—	—	—
Class E	—	—	(249)	(392)
Class R1	(33)	(4)	(803)	(869)
Class R2	(26)	(4)	(800)	(831)
Class R3	(88)	(3)	(1,335)	(1,522)
Class S	—	—	(456)	(528)
From net realized gain
Class A	—	—	—	(23)
Class C	—	—	—	—
Class E	—	—	—	(106)
Class R1	—	—	—	(213)
Class R2	—	—	—	(212)
Class R3	—	—	—	(423)
Class S	—	—	—	(117)
From return of capital
Class A	—	—	—	(4)
Class C	—	—	—	—
Class E	—	—	—	(24)
Class R1	—	—	—	(61)
Class R2	—	—	—	(66)
Class R3	—	—	—	(83)
Class S	—	—	—	(41)

Net decrease in net assets from distributions	(147)	(11)	(3,679)	(5,596)

Share Transactions
Net increase (decrease) in net assets from share transactions	10,756	907	60,063	45,813

Total Net Increase (Decrease) in Net Assets	12,118	727	84,455	4,105

Net Assets
Beginning of period	727	—	93,007	88,902

End of period	$12,845	$727	$177,462	$93,007

Undistributed (overdistributed) net investment income included in net assets	$8	$—	$11	$—

* For the period March 31, 2008 (commencement of operations) to October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

110	Statements of Changes in Net Assets

2025 Strategy Fund		2030 Strategy Fund		2035 Strategy Fund		2040 Strategy Fund
2009	2008*	2009	2008	2009	2008*	2009	2008

$79	$11	$1,330	$2,986	$30	$7	$964	$1,199
(116)	(95)	(1,362)	(3,239)	(129)	(87)	(743)	(2,625)
1,401	(197)	22,536	(40,787)	999	(246)	15,670	(27,688)

1,364	(281)	22,504	(41,040)	900	(326)	15,891	(29,114)

—	—	(19)	(136)	—	—	(10)	(43)
—	—	—	—	—	—	—	—
—	—	(113)	(381)	—	—	(74)	(127)
(19)	(8)	(260)	(425)	(9)	(6)	(156)	(82)
(21)	(1)	(332)	(728)	(8)	(1)	(266)	(278)
(40)	(2)	(418)	(941)	(13)	(1)	(314)	(543)
—	—	(185)	(370)	—	—	(142)	(126)

—	—	—	(55)	—	—	—	(33)
—	—	—	—	—	—	—	—
—	—	—	(148)	—	—	—	(88)
—	—	—	(149)	—	—	—	(44)
—	—	—	(279)	—	—	—	(193)
—	—	—	(366)	—	—	—	(400)
—	—	—	(124)	—	—	—	(71)

—	—	—	(11)	—	—	—	(45)
—	—	—	—	—	—	—	—
—	—	—	(38)	—	—	—	(133)
—	(2)	—	(58)	—	(2)	—	(84)
—	—	—	(72)	—	—	—	(292)
—	—	—	(102)	—	—	—	(574)
—	—	—	(58)	—	—	—	(133)

(80)	(13)	(1,327)	(4,441)	(30)	(10)	(962)	(3,289)

10,092	918	45,861	54,496	5,047	961	38,295	34,970

11,376	624	67,038	9,015	5,917	625	53,224	2,567

624	—	72,308	63,293	625	—	50,389	47,822

$12,000	$624	$139,346	$72,308	$6,542	$625	$103,613	$50,389

$—	$—	$17	$—	$—	$—	$12	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	111

Russell Investment Company

LifePoints® Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	2045 Strategy Fund		2050 Strategy Fund
Amounts in thousands	2009	2008*	2009	2008*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$26	$7	$81	$2
Net realized gain (loss)	(49)	(25)	(81)	(2)
Net change in unrealized appreciation (depreciation)	640	(359)	2,103	(88)

Net increase (decrease) in net assets from operations	617	(377)	2,103	(88)

Distributions
From net investment income
Class A	—	—	—	—
Class C	—	—	—	—
Class E	(11)	(6)	—	—
Class R1	(12)	(1)	(3)	(1)
Class R2	(4)	(1)	(73)	(1)
Class R3	—	—	(6)	(1)
Class S	—	—	—	—
From net realized gain
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class R1	—	—	—	—
Class R2	—	—	—	—
Class R3	—	—	—	—
Class S	—	—	—	—
From return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class R1	—	(3)	—	—
Class R2	—	—	—	—
Class R3	—	—	—	—
Class S	—	—	—	—

Net decrease in net assets from distributions	(27)	(11)	(82)	(3)

Share Transactions
Net increase (decrease) in net assets from share transactions	3,584	1,190	8,650	304

Total Net Increase (Decrease) in Net Assets	4,174	802	10,671	213

Net Assets
Beginning of period	802	—	213	—

End of period	$4,976	$802	$10,884	$213

Undistributed (overdistributed) net investment income included in net assets	$—	$—	$—	$—

* For the period March 31, 2008 (commencement of operations) to October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

112	Statements of Changes in Net Assets

In Retirement Fund
2009	2008*

$93	$7
(25)	(2)
531	(56)

599	(51)

—	—
—	—
—	—
(5)	(3)
(72)	(2)
(16)	(2)
—	—

—	—
—	—
—	—
—	—
—	—
—	—
—	—

—	—
—	—
—	—
—	—
—	—
—	—
—	—

(93)	(7)

2,551	310

3,057	252

252	—

$3,309	$252

$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	113

Russell Investment Company

LifePoints® Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Conservative Strategy Fund
Class A
October 31, 2009	8.79	.35	1.11	1.46	(.41)	(.05)	—
October 31, 2008	11.03	.52	(2.16)	(1.64)	(.48)	(.12)	—
October 31, 2007	10.98	.42	.29	.71	(.42)	(.24)	—
October 31, 2006	10.66	.34	.40	.74	(.35)	(.07)	—
October 31, 2005	10.65	.24	.05	.29	(.24)	(.04)	—
Class C
October 31, 2009	8.75	.28	1.12	1.40	(.35)	(.05)	—
October 31, 2008	10.99	.46	(2.17)	(1.71)	(.41)	(.12)	—
October 31, 2007	10.93	.34	.30	.64	(.34)	(.24)	—
October 31, 2006	10.62	.25	.39	.64	(.26)	(.07)	—
October 31, 2005	10.61	.16	.05	.21	(.16)	(.04)	—
Class E
October 31, 2009	8.81	.35	1.12	1.47	(.41)	(.05)	—
October 31, 2008	11.06	.55	(2.20)	(1.65)	(.48)	(.12)	—
October 31, 2007	11.00	.42	.30	.72	(.42)	(.24)	—
October 31, 2006	10.68	.30	.43	.73	(.34)	(.07)	—
October 31, 2005	10.66	.24	.06	.30	(.24)	(.04)	—
Class R1
October 31, 2009	8.83	.36	1.15	1.51	(.44)	(.05)	—
October 31, 2008	11.08	.56	(2.18)	(1.62)	(.51)	(.12)	—
October 31, 2007(13)	10.77	.40	.22	.62	(.31)	—	—
Class R2
October 31, 2009	8.80	.35	1.12	1.47	(.41)	(.05)	—
October 31, 2008	11.05	.50	(2.14)	(1.64)	(.49)	(.12)	—
October 31, 2007	10.99	.40	.31	.71	(.41)	(.24)	—
October 31, 2006(4)	10.86	.33	.09	.42	(.29)	—	—
Class R3(5)
October 31, 2009	8.84	.33	1.12	1.45	(.39)	(.05)	—
October 31, 2008	11.09	.52	(2.19)	(1.67)	(.46)	(.12)	—
October 31, 2007	11.03	.39	.30	.69	(.39)	(.24)	—
October 31, 2006	10.71	.31	.40	.71	(.32)	(.07)	—
October 31, 2005	10.69	.21	.06	.27	(.21)	(.04)	—
Class S
October 31, 2009	8.84	.38	1.11	1.49	(.43)	(.05)	—
October 31, 2008	11.09	.57	(2.19)	(1.62)	(.51)	(.12)	—
October 31, 2007	11.03	.44	.31	.75	(.45)	(.24)	—
October 31, 2006	10.72	.36	.39	.75	(.37)	(.07)	—
October 31, 2005	10.70	.27	.05	.32	(.26)	(.04)	—

See accompanying notes which are an integral part of the financial statements.

114	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.46)	9.79	17.41	74,240.50		.73	3.93	17
(.60)	8.79	(15.56)	55,163.27		.66	5.05	86
(.66)	11.03	6.76	52,516.25		.65	3.87	79
(.42)	10.98	7.04	46,364.25		.65	3.14	16
(.28)	10.66	2.74	40,225.25		.62	2.26	9

(.40)	9.75	16.66	116,776	1.25	1.48	3.16	17
(.53)	8.75	(16.24)	88,276	1.02	1.41	4.50	86
(.58)	10.99	6.04	84,747	1.00	1.40	3.10	79
(.33)	10.93	6.16	80,692	1.00	1.40	2.34	16
(.20)	10.62	1.99	88,226	1.00	1.37	1.47	9

(.46)	9.82	17.48	77,702.50		.73	3.92	17
(.60)	8.81	(15.60)	66,526.27		.66	5.27	86
(.66)	11.06	6.84	83,894.25		.65	3.84	79
(.41)	11.00	6.96	80,224.25		.65	2.90	16
(.28)	10.68	2.81	183,219.25		.62	2.20	9

(.49)	9.85	17.85	7,662.25		.48	4.02	17
(.63)	8.83	(15.36)	3,026.02		.42	5.44	86
(.31)	11.08	5.72	1,914	—	.40	2.98	79

(.46)	9.81	17.44	4,571.50		.74	3.97	17
(.61)	8.80	(15.60)	5,701.27		.66	4.84	86
(.65)	11.05	6.75	3,156.25		.65	3.64	79
(.29)	10.99	3.95	1,466.25		.67	2.72	16

(.44)	9.85	17.13	175,502.75		.98	3.68	17
(.58)	8.84	(15.78)	160,491.52		.91	5.03	86
(.63)	11.09	6.53	194,815.50		.90	3.59	79
(.39)	11.03	6.74	187,837.50		.90	2.85	16
(.25)	10.71	2.55	163,499.50		.87	1.97	9

(.48)	9.85	17.71	67,653.25		.48	4.18	17
(.63)	8.84	(15.34)	48,347.02		.41	5.48	86
(.69)	11.09	7.10	55,999	—	.40	4.02	79
(.44)	11.03	7.16	46,312	—	.40	3.36	16
(.30)	10.72	3.06	44,293	—	.37	2.46	9

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	115

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Moderate Strategy Fund
Class A
October 31, 2009	8.53	.28	1.21	1.49	(.36)	(.11)	—
October 31, 2008	12.09	.58	(3.32)	(2.74)	(.53)	(.29)	—
October 31, 2007	11.54	.42	.74	1.16	(.43)	(.18)	—
October 31, 2006	10.81	.29	.81	1.10	(.30)	(.07)	—
October 31, 2005	10.50	.22	.35	.57	(.23)	(.03)	—
Class C
October 31, 2009	8.49	.22	1.19	1.41	(.29)	(.11)	—
October 31, 2008	12.04	.50	(3.31)	(2.81)	(.45)	(.29)	—
October 31, 2007	11.49	.33	.73	1.06	(.33)	(.18)	—
October 31, 2006	10.77	.21	.80	1.01	(.22)	(.07)	—
October 31, 2005	10.45	.14	.36	.50	(.15)	(.03)	—
Class E
October 31, 2009	8.54	.28	1.20	1.48	(.36)	(.11)	—
October 31, 2008	12.10	.59	(3.33)	(2.74)	(.53)	(.29)	—
October 31, 2007	11.55	.42	.74	1.16	(.43)	(.18)	—
October 31, 2006	10.82	.29	.81	1.10	(.30)	(.07)	—
October 31, 2005	10.50	.22	.36	.58	(.23)	(.03)	—
Class R1
October 31, 2009	8.56	.29	1.23	1.52	(.38)	(.11)	—
October 31, 2008	12.14	.56	(3.30)	(2.74)	(.55)	(.29)	—
October 31, 2007	11.58	.33	.87	1.20	(.46)	(.18)	—
October 31, 2006(11)	11.47	.11	.09	.20	(.09)	—	—
Class R2
October 31, 2009	8.53	.29	1.20	1.49	(.35)	(.11)	—
October 31, 2008	12.09	.45	(3.19)	(2.74)	(.53)	(.29)	—
October 31, 2007	11.54	.39	.76	1.15	(.42)	(.18)	—
October 31, 2006(4)	11.25	.25	.27	.52	(.23)	—	—
Class R3(5)
October 31, 2009	8.56	.26	1.21	1.47	(.33)	(.11)	—
October 31, 2008	12.13	.56	(3.34)	(2.78)	(.50)	(.29)	—
October 31, 2007	11.58	.39	.73	1.12	(.39)	(.18)	—
October 31, 2006	10.84	.27	.81	1.08	(.27)	(.07)	—
October 31, 2005	10.52	.20	.35	.55	(.20)	(.03)	—
Class S
October 31, 2009	8.56	.30	1.21	1.51	(.38)	(.11)	—
October 31, 2008	12.13	.61	(3.34)	(2.73)	(.55)	(.29)	—
October 31, 2007	11.58	.45	.74	1.19	(.46)	(.18)	—
October 31, 2006	10.84	.32	.82	1.14	(.33)	(.07)	—
October 31, 2005	10.52	.25	.35	.60	(.25)	(.03)	—

See accompanying notes which are an integral part of the financial statements.

116	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.47)	9.55	18.43	182,901.51		.72	3.34	17
(.82)	8.53	(24.05)	162,970.27		.64	5.36	86
(.61)	12.09	10.36	211,856.25		.63	3.56	78
(.37)	11.54	10.34	165,654.25		.63	2.63	6
(.26)	10.81	5.44	121,343.25		.61	2.03	5

(.40)	9.50	17.54	221,669	1.26	1.46	2.59	17
(.74)	8.49	(24.67)	196,167	1.02	1.39	4.65	86
(.51)	12.04	9.52	262,501	1.00	1.38	2.86	78
(.29)	11.49	9.51	252,478	1.00	1.38	1.88	6
(.18)	10.77	4.78	183,445	1.00	1.36	1.31	5

(.47)	9.55	18.28	150,712.51		.72	3.36	17
(.82)	8.54	(24.03)	144,684.27		.64	5.46	86
(.61)	12.10	10.34	208,296.25		.63	3.60	78
(.37)	11.55	10.32	181,883.25		.63	2.64	6
(.26)	10.82	5.52	164,151.25		.61	2.07	5

(.49)	9.59	18.79	14,348.26		.46	3.28	17
(.84)	8.56	(23.92)	3,047.02		.40	5.29	86
(.64)	12.14	10.70	2,104	—	.38	2.74	78
(.09)	11.58	.96	215	—	.20	.89	6

(.46)	9.56	18.42	5,738.51		.72	3.51	17
(.82)	8.53	(24.03)	12,817.27		.65	4.26	86
(.60)	12.09	10.28	4,068.25		.63	3.26	78
(.23)	11.54	4.68	1,654.25		.64	2.01	6

(.44)	9.59	18.19	276,878.76		.97	3.09	17
(.79)	8.56	(24.27)	265,507.52		.89	5.22	86
(.57)	12.13	10.02	394,039.50		.88	3.36	78
(.34)	11.58	10.13	364,759.50		.88	2.39	6
(.23)	10.84	5.25	309,824.50		.86	1.81	5

(.49)	9.58	18.65	117,448.26		.47	3.54	17
(.84)	8.56	(23.85)	89,799.02		.39	5.67	86
(.64)	12.13	10.61	158,313	—	.38	3.86	78
(.40)	11.58	10.67	126,487	—	.38	2.89	6
(.28)	10.84	5.76	113,097	—	.36	2.33	5

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	117

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Balanced Strategy Fund
Class A
October 31, 2009	8.35	.20	1.17	1.37	(.24)	(.36)	—
October 31, 2008	13.10	.57	(4.37)	(3.80)	(.55)	(.40)	—
October 31, 2007	12.18	.40	1.18	1.58	(.42)	(.24)	—
October 31, 2006	10.99	.25	1.27	1.52	(.26)	(.07)	—
October 31, 2005	10.33	.20	.71	.91	(.22)	(.03)	—
Class C
October 31, 2009	8.31	.14	1.16	1.30	(.18)	(.36)	—
October 31, 2008	13.03	.48	(4.34)	(3.86)	(.46)	(.40)	—
October 31, 2007	12.12	.30	1.18	1.48	(.33)	(.24)	—
October 31, 2006	10.93	.17	1.27	1.44	(.18)	(.07)	—
October 31, 2005	10.29	.13	.69	.82	(.15)	(.03)	—
Class E
October 31, 2009	8.37	.20	1.18	1.38	(.24)	(.36)	—
October 31, 2008	13.12	.58	(4.38)	(3.80)	(.55)	(.40)	—
October 31, 2007	12.20	.41	1.17	1.58	(.42)	(.24)	—
October 31, 2006	11.00	.26	1.27	1.53	(.26)	(.07)	—
October 31, 2005	10.35	.22	.68	.90	(.22)	(.03)	—
Class R1
October 31, 2009	8.41	.21	1.19	1.40	(.26)	(.36)	—
October 31, 2008	13.18	.56	(4.35)	(3.79)	(.58)	(.40)	—
October 31, 2007	12.26	.30	1.32	1.62	(.46)	(.24)	—
October 31, 2006(8)	11.62	.10	.73	.83	(.19)	—	—
Class R2
October 31, 2009	8.36	.20	1.18	1.38	(.24)	(.36)	—
October 31, 2008	13.12	.44	(4.25)	(3.81)	(.55)	(.40)	—
October 31, 2007	12.19	.40	1.19	1.59	(.42)	(.24)	—
October 31, 2006(6)	11.76	.12	.49	.61	(.18)	—	—
Class R3(5)
October 31, 2009	8.38	.18	1.17	1.35	(.22)	(.36)	—
October 31, 2008	13.12	.56	(4.38)	(3.82)	(.52)	(.40)	—
October 31, 2007	12.20	.38	1.17	1.55	(.39)	(.24)	—
October 31, 2006	11.01	.23	1.26	1.49	(.23)	(.07)	—
October 31, 2005	10.35	.19	.70	.89	(.20)	(.03)	—
Class S
October 31, 2009	8.41	.22	1.18	1.40	(.26)	(.36)	—
October 31, 2008	13.18	.60	(4.39)	(3.79)	(.58)	(.40)	—
October 31, 2007	12.26	.45	1.17	1.62	(.46)	(.24)	—
October 31, 2006	11.05	.29	1.28	1.57	(.29)	(.07)	—
October 31, 2005	10.39	.25	.69	.94	(.25)	(.03)	—

See accompanying notes which are an integral part of the financial statements.

118	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.60)	9.12	18.02	1,018,019.52		.70	2.45	11
(.95)	8.35	(30.88)	964,226.27		.67	5.12	18
(.66)	13.10	13.49	1,352,284.25		.67	3.21	34
(.33)	12.18	14.03	996,628.25		.67	2.15	3
(.25)	10.99	8.91	593,609.25		.62	1.88	1

(.54)	9.07	17.14	1,188,328	1.27	1.45	1.71	11
(.86)	8.31	(31.37)	1,166,957	1.02	1.42	4.35	18
(.57)	13.03	12.60	1,770,369	1.00	1.42	2.44	34
(.25)	12.12	13.29	1,328,971	1.00	1.42	1.43	3
(.18)	10.93	7.96	964,203	1.00	1.37	1.22	1

(.60)	9.15	18.09	501,582.52		.70	2.46	11
(.95)	8.37	(30.84)	489,750.27		.67	5.18	18
(.66)	13.12	13.47	760,312.25		.67	3.26	34
(.33)	12.20	14.09	615,865.25		.67	2.23	3
(.25)	11.00	8.77	506,587.25		.62	2.03	1

(.62)	9.19	18.31	57,963.27		.45	2.55	11
(.98)	8.41	(30.66)	24,105.02		.42	5.06	18
(.70)	13.18	13.69	27,053	—	.42	2.42	34
(.19)	12.26	6.60	4,295	—	.43	.80	3

(.60)	9.14	18.04	28,403.52		.70	2.54	11
(.95)	8.36	(30.89)	42,341.27		.68	4.00	18
(.66)	13.12	13.48	22,546.25		.67	3.21	34
(.18)	12.19	5.26	15,035.25		.68	1.14	3

(.58)	9.15	17.67	827,996.77		.95	2.21	11
(.92)	8.38	(30.95)	812,715.52		.92	4.97	18
(.63)	13.12	13.16	1,307,641.50		.92	3.04	34
(.30)	12.20	13.72	1,129,000.50		.92	1.97	3
(.23)	11.01	8.61	892,607.50		.87	1.75	1

(.62)	9.19	18.28	527,088.27		.45	2.70	11
(.98)	8.41	(30.66)	484,456.02		.42	5.33	18
(.70)	13.18	13.69	746,007	—	.42	3.59	34
(.36)	12.26	14.40	690,959	—	.42	2.46	3
(.28)	11.05	9.10	518,148	—	.37	2.28	1

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	119

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Growth Strategy Fund
Class A
October 31, 2009	7.97	.12	1.04	1.16	(.12)	(.57)	(.01)
October 31, 2008	13.76	.52	(5.29)	(4.77)	(.55)	(.47)	—
October 31, 2007	12.47	.34	1.61	1.95	(.37)	(.29)	—
October 31, 2006	10.90	.17	1.65	1.82	(.19)	(.06)	—
October 31, 2005	9.95	.15	.98	1.13	(.18)	—	—
Class C
October 31, 2009	7.92	.06	1.04	1.10	(.08)	(.57)	(.01)
October 31, 2008	13.67	.44	(5.26)	(4.82)	(.46)	(.47)	—
October 31, 2007	12.39	.25	1.59	1.84	(.27)	(.29)	—
October 31, 2006	10.84	.09	1.62	1.71	(.10)	(.06)	—
October 31, 2005	9.89	.09	.96	1.05	(.10)	—	—
Class E
October 31, 2009	7.98	.12	1.04	1.16	(.12)	(.57)	(.01)
October 31, 2008	13.78	.54	(5.32)	(4.78)	(.55)	(.47)	—
October 31, 2007	12.49	.36	1.59	1.95	(.37)	(.29)	—
October 31, 2006	10.91	.19	1.64	1.83	(.19)	(.06)	—
October 31, 2005	9.96	.17	.96	1.13	(.18)	—	—
Class R1
October 31, 2009	8.02	.13	1.06	1.19	(.14)	(.57)	(.01)
October 31, 2008	13.85	.50	(5.28)	(4.78)	(.58)	(.47)	—
October 31, 2007	12.55	.21	1.79	2.00	(.41)	(.29)	—
October 31, 2006(7)	11.76	.08	.84	.92	(.13)	—	—
Class R2
October 31, 2009	7.98	.12	1.05	1.17	(.12)	(.57)	(.01)
October 31, 2008	13.79	.40	(5.19)	(4.79)	(.55)	(.47)	—
October 31, 2007	12.48	.34	1.62	1.96	(.36)	(.29)	—
October 31, 2006(4)	11.86	.09	.64	.73	(.11)	—	—
Class R3(5)
October 31, 2009	8.00	.10	1.05	1.15	(.11)	(.57)	(.01)
October 31, 2008	13.81	.52	(5.34)	(4.82)	(.52)	(.47)	—
October 31, 2007	12.51	.33	1.60	1.93	(.34)	(.29)	—
October 31, 2006	10.93	.15	1.65	1.80	(.16)	(.06)	—
October 31, 2005	9.97	.14	.97	1.11	(.15)	—	—
Class S
October 31, 2009	8.02	.13	1.06	1.19	(.14)	(.57)	(.01)
October 31, 2008	13.85	.58	(5.36)	(4.78)	(.58)	(.47)	—
October 31, 2007	12.55	.40	1.60	2.00	(.41)	(.29)	—
October 31, 2006	10.97	.22	1.64	1.86	(.22)	(.06)	—
October 31, 2005	10.00	.20	.98	1.18	(.21)	—	—

See accompanying notes which are an integral part of the financial statements.

120	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.70)	8.43	16.83	745,197.52		.70	1.57	9
(1.02)	7.97	(36.98)	728,441.28		.69	4.66	12
(.66)	13.76	16.26	1,055,684.25		.68	2.62	16
(.25)	12.47	16.87	680,892.25		.67	1.49	2
(.18)	10.90	11.44	365,024.25		.64	1.43	1

(.66)	8.36	15.94	762,423	1.27	1.45	.82	9
(.93)	7.92	(37.44)	742,998	1.02	1.44	3.91	12
(.56)	13.67	15.39	1,176,448	1.00	1.43	1.93	16
(.16)	12.39	15.95	856,552	1.00	1.42	.77	2
(.10)	10.84	10.70	572,129	1.00	1.39	.82	1

(.70)	8.44	16.80	388,051.52		.70	1.57	9
(1.02)	7.98	(37.01)	372,580.27		.69	4.80	12
(.66)	13.78	16.23	632,163.25		.68	2.81	16
(.25)	12.49	16.93	503,741.25		.67	1.58	2
(.18)	10.91	11.40	394,842.25		.64	1.63	1

(.72)	8.49	17.13	25,180.27		.45	1.72	9
(1.05)	8.02	(36.86)	14,138.03		.44	4.46	12
(.70)	13.85	16.53	15,576	—	.43	1.62	16
(.13)	12.55	7.41	1,857	—	.43	.62	2

(.70)	8.45	16.90	16,477.52		.70	1.64	9
(1.02)	7.98	(37.04)	21,959.28		.69	3.62	12
(.65)	13.79	16.30	16,800.25		.68	2.61	16
(.11)	12.48	6.23	10,647.25		.68	.71	2

(.69)	8.46	16.48	601,602.77		.95	1.32	9
(.99)	8.00	(37.17)	577,865.52		.94	4.57	12
(.63)	13.81	15.97	992,589.50		.93	2.55	16
(.22)	12.51	16.62	822,822.50		.92	1.32	2
(.15)	10.93	11.22	616,939.50		.89	1.35	1

(.72)	8.49	17.12	303,597.27		.45	1.81	9
(1.05)	8.02	(36.86)	279,570.02		.44	5.08	12
(.70)	13.85	16.53	500,465	—	.43	3.08	16
(.28)	12.55	17.12	420,671	—	.42	1.83	2
(.21)	10.97	11.83	308,795	—	.39	1.88	1

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	121

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Equity Growth Strategy Fund
Class A
October 31, 2009	7.46	.04	.93	.97	(.03)	(.59)	(.01)
October 31, 2008	14.27	.53	(6.27)	(5.74)	(.54)	(.53)	—
October 31, 2007	12.55	.28	2.08	2.36	(.32)	(.32)	—
October 31, 2006	10.63	.10	2.00	2.10	(.10)	(.08)	—
October 31, 2005	9.42	.10	1.22	1.32	(.11)	—	—
Class C
October 31, 2009	7.03	(.01)	.87	.86	(.02)	(.59)	(.01)
October 31, 2008	13.54	.38	(5.88)	(5.50)	(.48)	(.53)	—
October 31, 2007	12.00	.17	1.97	2.14	(.28)	(.32)	—
October 31, 2006	10.20	.01	1.93	1.94	(.06)	(.08)	—
October 31, 2005	9.07	.03	1.17	1.20	(.07)	—	—
Class E
October 31, 2009	7.32	.04	.91	.95	(.03)	(.59)	(.01)
October 31, 2008	14.02	.51	(6.14)	(5.63)	(.54)	(.53)	—
October 31, 2007	12.35	.32	1.99	2.31	(.32)	(.32)	—
October 31, 2006	10.46	.11	1.96	2.07	(.10)	(.08)	—
October 31, 2005	9.27	.11	1.19	1.30	(.11)	—	—
Class R1
October 31, 2009	7.43	.05	.94	.99	(.04)	(.59)	(.01)
October 31, 2008	14.23	.54	(6.24)	(5.70)	(.57)	(.53)	—
October 31, 2007	12.51	.15	2.22	2.37	(.33)	(.32)	—
October 31, 2006(7)	11.57	.04	.95	.99	(.05)	—	—
Class R2
October 31, 2009	7.32	.04	.91	.95	(.03)	(.59)	(.01)
October 31, 2008	14.03	.39	(6.03)	(5.64)	(.54)	(.53)	—
October 31, 2007	12.35	.31	1.99	2.30	(.30)	(.32)	—
October 31, 2006(4)	11.60	.03	.76	.79	(.04)	—	—
Class R3(5)
October 31, 2009	7.30	.03	.90	.93	(.03)	(.59)	(.01)
October 31, 2008	13.98	.49	(6.12)	(5.63)	(.52)	(.53)	—
October 31, 2007	12.33	.27	2.00	2.27	(.30)	(.32)	—
October 31, 2006	10.46	.08	1.95	2.03	(.08)	(.08)	—
October 31, 2005	9.27	.09	1.19	1.28	(.09)	—	—
Class S
October 31, 2009	7.43	.06	.93	.99	(.04)	(.59)	(.01)
October 31, 2008	14.23	.52	(6.22)	(5.70)	(.57)	(.53)	—
October 31, 2007	12.51	.35	2.02	2.37	(.33)	(.32)	—
October 31, 2006	10.59	.14	1.99	2.13	(.13)	(.08)	—
October 31, 2005	9.37	.15	1.20	1.35	(.13)	—	—

See accompanying notes which are an integral part of the financial statements.

122	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.63)	7.80	15.35	252,855.52		.71	.64	5
(1.07)	7.46	(42.93)	238,694.27		.70	4.71	9
(.64)	14.27	19.54	391,792.25		.68	2.12	18
(.18)	12.55	19.99	211,813.25		.68	.85	3
(.11)	10.63	14.09	94,182.25		.66	.95	3

(.62)	7.27	14.58	386,145	1.27	1.46	(.12)	5
(1.01)	7.03	(43.44)	372,623	1.02	1.45	3.55	9
(.60)	13.54	18.51	654,858	1.00	1.43	1.39	18
(.14)	12.00	19.16	438,483	1.00	1.43	.07	3
(.07)	10.20	13.29	284,152	1.00	1.41	.31	3

(.63)	7.64	15.38	178,858.52		.71	.64	5
(1.07)	7.32	(42.95)	172,463.27		.70	4.63	9
(.64)	14.02	19.44	317,412.25		.68	2.45	18
(.18)	12.35	20.02	241,818.25		.68	.99	3
(.11)	10.46	14.08	192,258.25		.66	1.13	3

(.64)	7.78	15.71	15,197.27		.46	.79	5
(1.10)	7.43	(42.83)	6,152.02		.45	5.00	9
(.65)	14.23	19.74	10,544	—	.43	1.18	18
(.05)	12.51	8.32	1,391	—	.44	.28	3

(.63)	7.64	15.37	23,023.52		.71	.65	5
(1.07)	7.32	(42.99)	23,180.27		.71	3.56	9
(.62)	14.03	19.40	25,130.25		.68	2.42	18
(.04)	12.35	6.82	19,094.25		.69	.26	3

(.63)	7.60	15.02	296,569.77		.96	.39	5
(1.05)	7.30	(43.12)	287,938.52		.95	4.46	9
(.62)	13.98	19.16	553,383.50		.93	2.12	18
(.16)	12.33	19.61	432,147.50		.93	.68	3
(.09)	10.46	13.88	308,388.50		.91	.85	3

(.64)	7.78	15.69	193,608.27		.46	.93	5
(1.10)	7.43	(42.87)	221,509.02		.45	4.65	9
(.65)	14.23	19.74	319,798	—	.43	2.63	18
(.21)	12.51	20.34	228,432	—	.43	1.17	3
(.13)	10.59	14.47	133,943	—	.41	1.42	3

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	123

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2010 Strategy Fund
Class A
October 31, 2009	8.43	.32	1.17	1.49	(.31)	—	—
October 31, 2008	11.45	.51	(2.96)	(2.45)	(.47)	(.08)	(.02)
October 31, 2007	10.88	.40	.68	1.08	(.38)	(.13)	—
October 31, 2006	10.06	.27	.83	1.10	(.28)	—	—
October 31, 2005(2)	10.21	.04	(.11)	(.07)	(.08)	—	—
Class E
October 31, 2009	8.44	.33	1.17	1.50	(.31)	—	—
October 31, 2008	11.46	.46	(2.90)	(2.44)	(.48)	(.08)	(.02)
October 31, 2007	10.90	.35	.72	1.07	(.38)	(.13)	—
October 31, 2006	10.07	.27	.83	1.10	(.27)	—	—
October 31, 2005(1)	10.00	.12	.07	.19	(.12)	—	—
Class R1
October 31, 2009	8.45	.34	1.17	1.51	(.33)	—	—
October 31, 2008	11.47	.48	(2.90)	(2.42)	(.50)	(.08)	(.02)
October 31, 2007	10.90	.35	.76	1.11	(.41)	(.13)	—
October 31, 2006(9)	10.45	.13	.53	.66	(.21)	—	—
Class R2
October 31, 2009	8.44	.32	1.18	1.50	(.31)	—	—
October 31, 2008	11.46	.30	(2.74)	(2.44)	(.48)	(.08)	(.02)
October 31, 2007(12)	10.91	.31	.76	1.07	(.39)	(.13)	—
Class R3(5)
October 31, 2009	8.44	.29	1.17	1.46	(.29)	—	—
October 31, 2008	11.45	.50	(2.96)	(2.46)	(.46)	(.08)	(.01)
October 31, 2007	10.89	.31	.74	1.05	(.36)	(.13)	—
October 31, 2006	10.07	.23	.84	1.07	(.25)	—	—
October 31, 2005(1)	10.00	.10	.08	.18	(.11)	—	—
Class S
October 31, 2009	8.45	.34	1.18	1.52	(.33)	—	—
October 31, 2008	11.47	.39	(2.81)	(2.42)	(.50)	(.08)	(.02)
October 31, 2007	10.91	.45	.65	1.10	(.41)	(.13)	—
October 31, 2006	10.08	.29	.84	1.13	(.30)	—	—
October 31, 2005(1)	10.00	.15	.07	.22	(.14)	—	—
2015 Strategy Fund
Class R1
October 31, 2009	7.80	.24	1.16	1.40	(.24)	—	—
October 31, 2008(14)	10.00	.18	(2.20)	(2.02)	(.16)	—	(.02)
Class R2
October 31, 2009	7.80	.24	1.14	1.38	(.22)	—	—
October 31, 2008(14)	10.00	.16	(2.19)	(2.03)	(.15)	—	(.02)
Class R3
October 31, 2009	7.80	.22	1.14	1.36	(.21)	—	—
October 31, 2008(14)	10.00	.14	(2.19)	(2.05)	(.13)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

124	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.31)	9.61	18.21	1,175.25		.95	3.76	18
(.57)	8.43	(22.28)	1,028.25		.93	4.85	108
(.51)	11.45	10.22	1,957.25		1.36	3.61	93
(.28)	10.88	11.02	1,723.25		3.41	2.53	71
(.08)	10.06	(1.01)	990.25		4.84	.37	1

(.31)	9.63	18.31	5,267.25		.95	3.79	18
(.58)	8.44	(22.24)	5,375.25		.93	4.46	108
(.51)	11.46	10.12	4,797.25		1.36	3.14	93
(.27)	10.90	11.08	1,485.25		2.90	2.54	71
(.12)	10.07	1.96	1,020.25		5.32	1.25	1

(.33)	9.63	18.45	17,176	—	.68	3.84	18
(.60)	8.45	(22.02)	6,866	—	.68	4.64	108
(.54)	11.47	10.49	5,138	—	1.11	3.27	93
(.21)	10.90	5.69	150	—	3.35	1.11	71

(.31)	9.63	18.31	11,592.25		.95	3.74	18
(.58)	8.44	(22.21)	6,670.25		.92	2.92	108
(.52)	11.46	10.10	691.25		1.36	2.62	93

(.29)	9.61	17.83	29,900.50		1.18	3.35	18
(.55)	8.44	(22.37)	14,347.50		1.18	4.86	108
(.49)	11.45	9.91	17,600.50		1.61	2.78	93
(.25)	10.89	10.73	4,028.50		3.15	2.27	71
(.11)	10.07	1.79	1,768.50		5.56	1.06	1

(.33)	9.64	18.58	9,204	—	.70	3.99	18
(.60)	8.45	(22.02)	7,315	—	.67	3.75	108
(.54)	11.47	10.38	2,575	—	1.11	3.93	93
(.30)	10.91	11.35	1,360	—	2.69	2.73	71
(.14)	10.08	2.25	1,023	—	5.07	1.45	1

(.24)	8.96	18.57	4,382	—	1.86	2.80	14
(.18)	7.80	(20.60)	153	—	13.08	1.85	13

(.22)	8.96	18.31	2,003.25		2.52	2.92	14
(.17)	7.80	(20.68)	274.25		10.64	1.75	13

(.21)	8.95	17.97	6,460.50		2.56	2.72	14
(.15)	7.80	(20.81)	300.50		10.45	1.56	13

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	125

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2020 Strategy Fund
Class A
October 31, 2009	8.20	.24	1.21	1.45	(.23)	—	—
October 31, 2008	12.42	.50	(4.07)	(3.57)	(.48)	(.14)	(.03)
October 31, 2007	11.24	.34	1.19	1.53	(.32)	(.03)	—
October 31, 2006	10.14	.23	1.11	1.34	(.24)	—	—
October 31, 2005(2)	10.29	.03	(.11)	(.08)	(.07)	—	—
Class E
October 31, 2009	8.19	.24	1.22	1.46	(.23)	—	—
October 31, 2008	12.42	.48	(4.06)	(3.58)	(.48)	(.14)	(.03)
October 31, 2007	11.25	.29	1.23	1.52	(.32)	(.03)	—
October 31, 2006	10.14	.22	1.13	1.35	(.24)	—	—
October 31, 2005(1)	10.00	.11	.14	.25	(.11)	—	—
Class R1
October 31, 2009	8.20	.25	1.23	1.48	(.25)	—	—
October 31, 2008	12.42	.49	(4.03)	(3.54)	(.51)	(.14)	(.03)
October 31, 2007	11.25	.24	1.31	1.55	(.35)	(.03)	—
October 31, 2006(9)	10.62	.09	.70	.79	(.16)	—	—
Class R2
October 31, 2009	8.18	.24	1.22	1.46	(.23)	—	—
October 31, 2008	12.41	.27	(3.84)	(3.57)	(.49)	(.14)	(.03)
October 31, 2007	11.24	.27	1.25	1.52	(.32)	(.03)	—
October 31, 2006(10)	10.82	.02	.50	.52	(.10)	—	—
Class R3(5)
October 31, 2009	8.17	.21	1.23	1.44	(.21)	—	—
October 31, 2008	12.39	.51	(4.10)	(3.59)	(.47)	(.14)	(.02)
October 31, 2007	11.23	.28	1.21	1.49	(.30)	(.03)	—
October 31, 2006	10.13	.18	1.14	1.32	(.22)	—	—
October 31, 2005(1)	10.00	.08	.14	.22	(.09)	—	—
Class S
October 31, 2009	8.19	.25	1.23	1.48	(.25)	—	—
October 31, 2008	12.42	.45	(4.00)	(3.55)	(.51)	(.14)	(.03)
October 31, 2007	11.24	.42	1.14	1.56	(.35)	(.03)	—
October 31, 2006	10.14	.22	1.14	1.36	(.26)	—	—
October 31, 2005(1)	10.00	.13	.14	.27	(.13)	—	—
2025 Strategy Fund
Class R1
October 31, 2009	7.21	.15	1.09	1.24	(.14)	—	—
October 31, 2008(14)	10.00	.10	(2.77)	(2.67)	(.10)	—	(.02)
Class R2
October 31, 2009	7.20	.13	1.09	1.22	(.12)	—	—
October 31, 2008(14)	10.00	.12	(2.82)	(2.70)	(.08)	—	(.02)
Class R3
October 31, 2009	7.20	.12	1.08	1.20	(.11)	—	—
October 31, 2008(14)	10.00	.09	(2.80)	(2.71)	(.07)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

126	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.23)	9.42	18.10	1,484.25		.82	2.91	15
(.65)	8.20	(29.99)	1,391.25		.74	4.63	103
(.35)	12.42	13.83	2,016.25		.86	2.93	44
(.24)	11.24	13.33	2,165.25		2.38	2.12	47
(.07)	10.14	(1.02)	990.25		4.74	.30	7

(.23)	9.42	18.26	11,769.25		.82	2.83	15
(.65)	8.19	(30.07)	7,207.25		.74	4.46	103
(.35)	12.42	13.79	9,498.25		.86	2.44	44
(.24)	11.25	13.42	2,118.25		1.95	2.12	47
(.11)	10.14	2.52	1,025.25		5.13	1.11	7

(.25)	9.43	18.38	44,337	—	.56	3.00	15
(.68)	8.20	(29.80)	17,283	—	.49	4.53	103
(.38)	12.42	14.05	19,194	—	.61	2.02	44
(.16)	11.25	6.98	702	—	1.77	.80	47

(.23)	9.41	18.26	26,236.25		.82	2.94	15
(.66)	8.18	(30.07)	18,247.25		.74	2.58	103
(.35)	12.41	13.81	4,135.25		.86	2.20	44
(.10)	11.24	4.34	641.25		1.62	.27	47

(.21)	9.40	18.05	74,142.50		1.06	2.52	15
(.63)	8.17	(30.24)	35,919.50		.99	4.80	103
(.33)	12.39	13.50	44,038.50		1.11	2.33	44
(.22)	11.23	13.14	9,355.50		2.12	1.70	47
(.09)	10.13	2.23	1,545.50		5.38	.89	7

(.25)	9.42	18.53	19,494	—	.57	3.06	15
(.68)	8.19	(29.88)	12,960	—	.49	4.26	103
(.38)	12.42	14.16	10,021	—	.61	3.49	44
(.26)	11.24	13.59	5,953	—	1.63	2.15	47
(.13)	10.14	2.71	1,027	—	4.88	1.31	7

(.14)	8.31	17.67	3,863	—	2.12	1.93	12
(.12)	7.21	(27.03)	226	—	6.19	1.04	113

(.12)	8.30	17.47	3,020.25		2.58	1.80	12
(.10)	7.20	(27.25)	73.25		8.56	1.31	113

(.11)	8.29	17.10	5,117.50		2.82	1.66	12
(.09)	7.20	(27.32)	325.50		7.71	.99	113

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	127

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2030 Strategy Fund
Class A
October 31, 2009	7.45	.10	1.14	1.24	(.09)	—	—
October 31, 2008	13.23	.50	(5.59)	(5.09)	(.46)	(.19)	(.04)
October 31, 2007	11.53	.31	1.77	2.08	(.31)	(.07)	—
October 31, 2006	10.19	.21	1.34	1.55	(.21)	—	—
October 31, 2005(2)	10.33	.03	(.11)	(.08)	(.06)	—	—
Class E
October 31, 2009	7.46	.10	1.09	1.19	(.09)	—	—
October 31, 2008	13.23	.46	(5.54)	(5.08)	(.46)	(.19)	(.04)
October 31, 2007	11.54	.23	1.85	2.08	(.32)	(.07)	—
October 31, 2006	10.20	.18	1.37	1.55	(.21)	—	—
October 31, 2005(1)	10.00	.10	.19	.29	(.09)	—	—
Class R1
October 31, 2009	7.46	.11	1.11	1.22	(.11)	—	—
October 31, 2008	13.24	.44	(5.50)	(5.06)	(.48)	(.19)	(.05)
October 31, 2007	11.54	.14	1.98	2.12	(.35)	(.07)	—
October 31, 2006(9)	10.75	.07	.86	.93	(.14)	—	—
Class R2
October 31, 2009	7.45	.10	1.09	1.19	(.09)	—	—
October 31, 2008	13.22	.16	(5.24)	(5.08)	(.46)	(.19)	(.04)
October 31, 2007	11.53	.16	1.92	2.08	(.32)	(.07)	—
October 31, 2006(10)	10.98	.02	.62	.64	(.09)	—	—
Class R3(5)
October 31, 2009	7.45	.08	1.10	1.18	(.08)	—	—
October 31, 2008	13.22	.48	(5.59)	(5.11)	.44	(.19)	(.03)
October 31, 2007	11.54	.17	1.87	2.04	(.29)	(.07)	—
October 31, 2006	10.19	.16	1.38	1.54	(.19)	—	—
October 31, 2005(1)	10.00	.07	.20	.27	(.08)	—	—
Class S
October 31, 2009	7.46	.12	1.10	1.22	(.11)	—	—
October 31, 2008	13.24	.39	(5.45)	(5.06)	(.48)	(.19)	(.05)
October 31, 2007	11.55	.29	1.82	2.11	(.35)	(.07)	—
October 31, 2006	10.20	.23	1.35	1.58	(.23)	—	—
October 31, 2005(1)	10.00	.12	.19	.31	(.11)	—	—
2035 Strategy Fund
Class R1
October 31, 2009	6.86	.11	1.03	1.14	(.08)	—	—
October 31, 2008(14)	10.00	.07	(3.11)	(3.04)	(.07)	—	(.03)
Class R2
October 31, 2009	6.87	.07	1.05	1.12	(.07)	—	—
October 31, 2008(14)	10.00	.08	(3.13)	(3.05)	(.06)	—	(.02)
Class R3
October 31, 2009	6.87	.06	1.03	1.09	(.05)	—	—
October 31, 2008(14)	10.00	.06	(3.12)	(3.06)	(.05)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

128	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.09)	8.60	16.92	1,791.25		.86	1.43	9
(.69)	7.45	(40.22)	2,069.25		.77	4.66	86
(.38)	13.23	18.51	3,739.25		.98	2.51	31
(.21)	11.53	15.38	2,854.25		2.38	1.93	104
(.06)	10.19	(1.01)	990.25		4.86	.25	1

(.09)	8.56	16.24	10,639.25		.85	1.36	9
(.69)	7.46	(40.14)	7,847.25		.77	4.25	86
(.39)	13.23	18.42	10,490.25		.98	1.88	31
(.21)	11.54	15.35	4,616.25		2.15	1.72	104
(.09)	10.20	2.96	1,029.25		5.37	.95	1

(.11)	8.57	16.65	31,322	—	.59	1.49	9
(.72)	7.46	(40.03)	10,413	—	.52	4.14	86
(.42)	13.24	18.80	8,582	—	.73	1.21	31
(.14)	11.54	8.22	347	—	2.07	.65	104

(.09)	8.55	16.26	23,534.25		.85	1.41	9
(.69)	7.45	(40.15)	14,938.25		.77	1.56	86
(.39)	13.22	18.46	3,359.25		.98	1.26	31
(.09)	11.53	5.40	633.25		1.79	.18	104

(.08)	8.55	16.03	56,115.50		1.10	1.03	9
(.66)	7.45	(40.33)	26,547.50		1.02	4.49	86
(.36)	13.22	18.08	29,200.50		1.23	1.39	31
(.19)	11.54	15.22	8,249.50		2.33	1.42	104
(.08)	10.19	2.69	1,452.50		5.62	.75	1

(.11)	8.57	16.51	15,945	—	.60	1.57	9
(.72)	7.46	(40.02)	10,494	—	.52	3.66	86
(.42)	13.24	18.70	7,923	—	.73	2.32	31
(.23)	11.55	15.70	2,513	—	1.85	2.13	104
(.11)	10.20	3.15	1,031	—	5.12	1.16	1

(.08)	7.92	17.01	1,927	—	3.59	1.49	13
(.10)	6.86	(30.73)	428	—	6.44	.70	90

(.07)	7.92	16.79	1,738.25		3.63	1.06	13
(.08)	6.87	(30.84)	73.25		8.66	.86	90

(.05)	7.91	16.43	2,877.50		3.83	.86	13
(.07)	6.87	(30.93)	124.50		8.56	.69	90

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	129

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)		$ Net Realized and Unrealized Gain (Loss)		$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income		$ Distributions from Net Realized Gain	$ Return of Capital
2040 Strategy Fund
Class A
October 31, 2009	7.49	.10		1.11		1.21	(.09)		—	—
October 31, 2008	13.44	.60	(h)	(5.86	)(h)	(5.26)	(.46	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.71	.31		1.86		2.17	(.31)		(.13)	—
October 31, 2006	10.23	.19		1.48		1.67	(.19)		—	—
October 31, 2005(2)	10.36	.02		(.12)		(.10)	(.03)		—	—
Class E
October 31, 2009	7.50	.10		1.11		1.21	(.09)		—	—
October 31, 2008	13.46	.48	(h)	(5.75	)(h)	(5.27)	(.46	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.72	.24		1.94		2.18	(.31)		(.13)	—
October 31, 2006	10.24	.17		1.50		1.67	(.19)		—	—
October 31, 2005(1)	10.00	.08		.24		.32	(.08)		—	—
Class R1
October 31, 2009	7.50	.11		1.12		1.23	(.11)		—	—
October 31, 2008	13.46	.38	(h)	(5.62	)(h)	(5.24)	(.49	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.73	.12		2.08		2.20	(.34)		(.13)	—
October 31, 2006(9)	10.89	.06		.90		.96	(.12)		—	—
Class R2
October 31, 2009	7.49	.10		1.11		1.21	(.09)		—	—
October 31, 2008	13.46	.15	(h)	(5.42	)(h)	(5.27)	(.47	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.71	.28		1.90		2.18	(.30)		(.13)	—
October 31, 2006(3)	11.14	.09		.59		.68	(.11)		—	—
Class R3(5)
October 31, 2009	7.48	.08		1.12		1.20	(.08)		—	—
October 31, 2008	13.43	.53	(h)	(5.81	)(h)	(5.28)	(.44	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.71	.12		2.02		2.14	(.29)		(.13)	—
October 31, 2006	10.24	.14		1.50		1.64	(.17)		—	—
October 31, 2005(1)	10.00	.06		.24		.30	(.06)		—	—
Class S
October 31, 2009	7.50	.12		1.11		1.23	(.11)		—	—
October 31, 2008	13.46	.40	(h)	(5.64	)(h)	(5.24)	(.49	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.73	.26		1.94		2.20	(.34)		(.13)	—
October 31, 2006	10.24	.22		1.49		1.71	(.22)		—	—
October 31, 2005(1)	10.00	.10		.24		.34	(.10)		—	—
2045 Strategy Fund
Class R1
October 31, 2009	6.87	.10		1.05		1.15	(.09)		—	—
October 31, 2008(14)	10.00	.07		(3.10)		(3.03)	(.06)		—	(.04)
Class R2
October 31, 2009	6.87	.07		1.05		1.12	(.07)		—	—
October 31, 2008(14)	10.00	.07		(3.11)		(3.04)	(.06)		—	(.03)
Class R3
October 31, 2009	6.87	.06		1.04		1.10	(.06)		—	—
October 31, 2008(14)	10.00	.06		(3.12)		(3.06)	(.04)		—	(.03)

See accompanying notes which are an integral part of the financial statements.

130	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)		% Portfolio Turnover Rate(c)

(.09)	8.61	16.44	877.25		.91	1.41		8
(.69)	7.49	(40.84)	944.25		.84	5.46	(h)	96
(.44)	13.44	19.04	2,363.25		1.14	2.49		22
(.19)	11.71	16.49	1,886.25		2.64	1.72		88
(.03)	10.23	(.95)	991.25		4.81	.21		2

(.09)	8.62	16.44	7,070.25		.90	1.33		8
(.69)	7.50	(40.85)	4,523.25		.85	4.41	(h)	96
(.44)	13.46	19.12	6,353.25		1.14	1.96		22
(.19)	11.72	16.48	3,096.25		2.30	1.55		88
(.08)	10.24	3.20	1,032.25		5.26	.78		2

(.11)	8.62	16.71	19,892	—	.63	1.47		8
(.72)	7.50	(40.69)	4,824	—	.60	3.63	(h)	96
(.47)	13.46	19.31	2,935	—	.89	.99		22
(.12)	11.73	8.47	93	—	2.27	.56		88

(.09)	8.61	16.46	20,226.25		.90	1.39		8
(.70)	7.49	(40.91)	9,936.25		.85	1.40	(h)	96
(.43)	13.46	19.11	2,061.25		1.14	2.28		22
(.11)	11.71	6.11	1,256.25		2.16	.86		88

(.08)	8.60	16.23	42,544.50		1.15	1.04		8
(.67)	7.48	(41.02)	22,913.50		1.10	4.91	(h)	96
(.42)	13.43	18.75	29,700.50		1.39	.96		22
(.17)	11.71	16.11	5,506.50		2.48	1.25		88
(.06)	10.24	3.03	1,701.50		5.52	.59		2

(.11)	8.62	16.71	13,004	—	.65	1.56		8
(.72)	7.50	(40.69)	7,249	—	.61	3.82	(h)	96
(.47)	13.46	19.30	4,410	—	.89	2.07		22
(.22)	11.73	16.84	1,666	—	1.97	2.00		88
(.10)	10.24	3.39	1,035	—	5.02	.99		2

(.09)	7.93	17.10	2,053	—	4.28	1.48		20
(.10)	6.87	(30.60)	660	—	6.27	.72		34

(.07)	7.92	16.73	2,220.25		4.48	1.02		20
(.09)	6.87	(30.71)	70.25		8.21	.74		34

(.06)	7.91	16.36	702.50		4.81	.88		20
(.07)	6.87	(30.82)	72.50		8.43	.60		34

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	131

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2050 Strategy Fund
Class R1
October 31, 2009	6.98	.10	1.05	1.15	(.10)	—	—
October 31, 2008(14)	10.00	.09	(2.99)	(2.90)	(.08)	—	(.04)
Class R2
October 31, 2009	6.98	.09	1.04	1.13	(.09)	—	—
October 31, 2008(14)	10.00	.07	(2.98)	(2.91)	(.08)	—	(.03)
Class R3
October 31, 2009	6.99	.05	1.05	1.10	(.07)	—	—
October 31, 2008(14)	10.00	.06	(2.98)	(2.92)	(.06)	—	(.03)
In Retirement Fund
Class R1
October 31, 2009	8.12	.32	1.12	1.44	(.29)	—	—
October 31, 2008(14)	10.00	.25	(1.87)	(1.62)	(.25)	—	(.01)
Class R2
October 31, 2009	8.12	.31	1.11	1.42	(.27)	—	—
October 31, 2008(14)	10.00	.23	(1.86)	(1.63)	(.24)	—	(.01)
Class R3
October 31, 2009	8.12	.27	1.13	1.40	(.26)	—	—
October 31, 2008(14)	10.00	.22	(1.87)	(1.65)	(.22)	—	(.01)

See accompanying notes which are an integral part of the financial statements.

132	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.10)	8.03	17.32	490	—	2.39	1.41	20
(.12)	6.98	(29.54)	71	—	21.57	.90	6

(.09)	8.02	16.95	8,959.25		1.95	1.28	20
(.11)	6.98	(29.65)	71.25		21.83	.76	6

(.07)	8.02	16.66	1,436.50		2.34	.77	20
(.09)	6.99	(29.77)	71.50		22.08	.61	6

(.29)	9.27	18.68	196	—	4.67	3.86	26
(.26)	8.12	(16.82)	84	—	20.48	2.58	11

(.27)	9.27	18.43	2,356.25		3.98	3.77	26
(.25)	8.12	(16.95)	83.25		20.73	2.43	11

(.26)	9.26	18.09	758.50		4.83	3.24	26
(.23)	8.12	(17.08)	85.50		20.94	2.28	11

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	133

Russell Investment Company

LifePoints® Funds

Notes to Financial Highlights — October 31, 2009

(1)	For the period January 1, 2005 (commencement of operations) to October 31, 2005.
(2)	For the period September 1, 2005 (commencement of operations) to October 31, 2005.
(3)	For the period March 17, 2006 (commencement of operations) to October 31, 2006.
(4)	For the period March 29, 2006 (commencement of operations) to October 31, 2006.
(5)	Class D Shares were redesignated Class R3 Shares on March 1, 2006.
(6)	For the period April 3, 2006 (commencement of operations) to October 31, 2006.
(7)	For the period May 19, 2006 (commencement of operations) to October 31, 2006.
(8)	For the period June 6, 2006 (commencement of operations) to October 31, 2006.
(9)	For the period June 7, 2006 (commencement of operations) to October 31, 2006.
(10)	For the period September 8, 2006 (commencement of operations) to October 31, 2006.
(11)	For the period October 3, 2006 (commencement of operations) to October 31, 2006.
(12)	For the period November 10, 2006 (commencement of operations) to October 31, 2007.
(13)	For the period December 29, 2006 (commencement of operations) to October 31, 2007.
(14)	For the period March 31, 2008 (commencement of operations) to October 31, 2008.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(f)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(g)	May reflect amounts waived and/or reimbursed by RIMCo (“Russell Investment Management Company”) and/or RFSC (“Russell Fund Services Company”).
(h)	Amounts include reclassification between income and return of capital.

See accompanying notes which are an integral part of the financial statements.

134	Notes to Financial Highlights

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements — October 31, 2009

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 37 different investment portfolios referred to as Funds. These financial statements report on 15 of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a second amended and restated master trust agreement dated October 1, 2008. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Target Portfolio Funds

The Funds seek to achieve their objective by investing in Shares of certain of the Investment Company’s Funds (the “Underlying Funds”) as set forth in the table below. Russell Investment Management Company (“RIMCo”) is the Funds’ adviser and may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. In the future, the Fund may also invest in other RIC Underlying Funds. Any modification in the asset allocation or changes to the Underlying Funds will be based on strategic, long-term allocation decisions and not on tactical, short-term positioning and may be made one or more times per year. In the future, the Funds may also invest in other funds which are not currently Underlying Funds.

	Asset Allocation Targets as of March 1, 2009
Underlying Funds	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Bonds
Russell Short Duration Bond Fund	20%	—%	—%	—%	—%
Russell Strategic Bond Fund	60	60	40	20	—
Domestic Equities
Russell Real Estate Securities Fund	3	3	5	6	7
Russell U.S. Core Equity Fund	6	10	15	21	26
Russell U.S. Quantitative Equity Fund	5	10	15	20	25
Russell U.S. Small & Mid Cap Fund	—	3	4	6	7
International Equities
Russell Emerging Markets Fund	—	2	3	4	5
Russell Global Equity Fund	2	3	4	6	7
Russell International Developed Markets Fund	4	9	14	17	23

	100%	100%	100%	100%	100%

Notes to Financial Statements	135

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

Target Date Funds

Each of the Funds listed in the table below seeks to achieve its objective by investing in Shares of certain of the Underlying Funds. The allocation of these Funds’ assets to the Underlying Funds in which they invest will become more conservative over time. At approximately the target year, the target allocations of each Fund to the Underlying Funds will be fixed at 68% exposure to the underlying fixed income funds and 32% exposure to underlying equity funds. This means 32% of your investment will be exposed to equity markets, and the risks of such exposure, while in retirement. Once a Fund (other than the In Retirement Fund) reaches its target year it may, depending on the facts and circumstances at the time and contingent upon Board approval, continue to operate, be merged into the In Retirement Fund or another fund, or be liquidated. Currently, RIMCo will manage each Fund according to its target asset allocation strategy and will not trade actively among Underlying Funds or attempt to capture short-term market opportunities. However, RIMCO may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. In the future, the Fund may also invest in other RIC Underlying Funds. Any modification in the asset allocation or changes to the Underlying Funds will be based on strategic, long-term allocation decisions and not on tactical, short-term positioning and may be made one or more timers per year. In addition, the Funds may in the future invest in other funds which are not currently Underlying Funds.

	Asset Allocation Targets as of March 1, 2009
Underlying Funds	2010 Strategy Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund

Bonds
Russell Short Duration Bond Fund	6%	—%	—%	—%	—%
Russell Strategic Bond Fund	60	56	45	30	10
Domestic Equities
Russell Real Estate Securities Fund	3	4	4	5	6
Russell U.S. Core Equity Fund	9	11	14	18	23
Russell U.S. Quantitative Equity Fund	9	11	13	18	23
Russell U.S. Small & Mid Cap Fund	2	3	4	5	6
International Equities
Russell Emerging Markets Fund	1	2	3	4	5
Russell Global Equity Fund	3	3	4	5	7
Russell International Developed Markets Fund	7	10	13	15	20

	100%	100%	100%	100%	100%

	Asset Allocation Targets as of March 1, 2009
Underlying Funds	2035 Strategy Fund	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	In Retirement Fund

Bonds
Russell Short Duration Bond Fund	—%	—%	—%	—%	8%
Russell Strategic Bond Fund	10	10	10	10	60
Domestic Equities
Russell Real Estate Securities Fund	6	6	6	6	3
Russell U.S. Core Equity Fund	23	23	23	23	8
Russell U.S. Quantitative Equity Fund	23	23	23	23	8
Russell U.S. Small & Mid Cap Fund	6	6	6	6	2
International Equities
Russell Emerging Markets Fund	5	5	5	5	1
Russell Global Equity Fund	7	7	7	7	3
Russell International Developed Markets Fund	20	20	20	20	7

	100%	100%	100%	100%	100%

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

136	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

Security Valuation

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund. Generally, Underlying Fund securities are valued at the close of the principal exchange on which they are traded.

Fair value of securities is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices (unadjusted) in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The levels associated with valuing the Funds’ investments for the period ended October 31, 2009 were level one for all Funds.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Each Fund qualifies as a regulated investment company and distributes all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At October 31, 2009, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending October 31, 2006 through October 31, 2008, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Income, dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals, and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

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LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Funds will vary.

Class Allocation

Each of the Funds presented herein offer certain of the following classes of shares: Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable sales charges, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.	Investment Transactions

Securities

During the period ended October 31, 2009, purchases and sales of the Underlying Funds (excluding short-term investments) were as follows:

	Purchases	Sales

Conservative Strategy Fund	$114,084,809	$78,185,166
Moderate Strategy Fund	147,793,532	171,158,067
Balanced Strategy Fund	429,091,459	775,244,240
Growth Strategy Fund	234,325,553	478,487,479
Equity Growth Strategy Fund	56,957,132	192,670,903
2010 Strategy Fund	34,022,305	10,372,797
2015 Strategy Fund	11,536,684	755,441
2020 Strategy Fund	80,745,704	20,445,188
2025 Strategy Fund	10,656,874	541,203
2030 Strategy Fund	55,580,644	9,514,167
2035 Strategy Fund	5,447,538	375,971
2040 Strategy Fund	43,521,631	6,065,227
2045 Strategy Fund	4,064,652	459,762
2050 Strategy Fund	9,987,827	1,307,280
In Retirement Fund	3,208,568	631,136

4.	Related Party Transactions, Fees and Expenses

Adviser, Administrator and Transfer and Dividend Disbursing Agent

RIMCo advises the Funds and Russell Fund Services Company (“RFSC”) is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

The advisory fee of 0.20% and administrative fee of 0.05% are based upon the average daily net assets of the Funds and are payable monthly totaling $18,410,882 and $4,602,721 respectively, for the period ended October 31, 2009.

RFSC serves as the Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds presented herein for the period ended October 31, 2009, were $16,554,696.

138	Notes to Financial Statements

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LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

Waivers and Reimbursements

Target Portfolio Funds

For each Fund individually, RIMCo has contractually agreed, until February 28, 2010, to waive up to the full amount of its 0.20% advisory fee and then reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.09% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder servicing fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds. These waivers and reimbursements may not be terminated during the relevant period except at the Board’s discretion.

Target Date Funds

Until February 28, 2010, RIMCo has agreed to waive its advisory fee and RFSC has agreed to waive its administration and its transfer agency fees. In addition, until February 28, 2010, RIMCo has agreed to reimburse all other operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, the expenses of other investment companies in which the Target Date Funds invest which are borne indirectly by the Target Date Funds or extraordinary expenses. These waivers and reimbursements may not be terminated during the relevant period except at the Board’s discretion.

As of October 31, 2009, RIMCo and RFSC waived/reimbursed the following expenses:

	RIMCo Waiver	RFSC Waiver	RIMCo / RFSC Reimbursement	Total

Conservative Strategy Fund	$908,536	$—	$162,113	$1,070,649
Moderate Strategy Fund	1,679,491	—	69,610	1,749,101
Balanced Strategy Fund	6,906,499	—	—	6,906,499
Growth Strategy Fund	4,790,686	—	—	4,790,686
Equity Growth Strategy Fund	2,297,955	—	11,266	2,309,221
2010 Strategy Fund	113,073	130,070	146,302	389,445
2015 Strategy Fund	10,568	12,247	85,775	108,590
2020 Strategy Fund	263,072	303,017	177,293	743,382
2025 Strategy Fund	9,083	10,466	83,966	103,515
2030 Strategy Fund	205,147	236,314	174,039	615,500
2035 Strategy Fund	5,671	6,529	84,341	96,541
2040 Strategy Fund	150,614	173,279	162,606	486,499
2045 Strategy Fund	4,440	5,110	84,969	94,519
2050 Strategy Fund	13,313	15,352	86,673	115,338
In Retirement Fund	5,036	5,804	86,936	97,776

Distributor and Shareholder Servicing

Russell Financial Services, Inc. (the “Distributor”), a wholly owned subsidiary of RIMCo, is the distributor for RIC pursuant to a distribution agreement with the Investment Company.

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor or any Selling Agents, as defined in the Plan for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class A, Class C and Class R3 shares subject to the distribution plan. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class A or Class R3 shares or 0.75% of the average daily net assets of a Fund’s Class C shares on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class C, Class E, Class R2 and Class R3 shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C, Class E, Class R2 and Class R3 shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C, Class E, Class R2 and Class R3 Shares of the Funds may not exceed 7.25%, 6.25%, 6.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are

Notes to Financial Statements	139

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

imposed at the class level on each class of shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C, Class E, Class R2 and Class R3 Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

For the period ended October 31, 2009, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares

Conservative Strategy Fund	$—
Moderate Strategy Fund	5,703
Balanced Strategy Fund	9,834
Growth Strategy Fund	—
Equity Growth Strategy Fund	1,287
2010 Strategy Fund	—
2015 Strategy Fund	—
2020 Strategy Fund	—
2025 Strategy Fund	—
2030 Strategy Fund	—
2035 Strategy Fund	—
2040 Strategy Fund	—
2045 Strategy Fund	—
2050 Strategy Fund	—
In Retirement Fund	—

For the period ended October 31, 2009, the sales commissions paid to the selling agents for the sale of Class A shares are as follows:

	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor

Conservative Strategy Fund	$358,909	$70,048
Moderate Strategy Fund	549,551	96,429
Balanced Strategy Fund	2,639,031	452,299
Growth Strategy Fund	2,662,820	429,455
Equity Growth Strategy Fund	637,686	100,914
2010 Strategy Fund	1,118	231
2015 Strategy Fund	—	—
2020 Strategy Fund	95	13
2025 Strategy Fund	—	—
2030 Strategy Fund	433	58
2035 Strategy Fund	—	—
2040 Strategy Fund	2,278	299
2045 Strategy Fund	—	—
2050 Strategy Fund	—	—
In Retirement Fund	—	—

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended October 31, 2009 were as follows:

	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund	2010 Strategy Fund

Advisory fees	$—	$12,063	$109,257	$73,345	$32,503	$—
Administration fees	22,043	41,540	180,376	124,697	59,602	—
Distribution fees	125,863	240,139	1,176,299	796,978	378,642	6,600
Shareholder servicing fees	78,888	140,212	554,993	388,276	196,445	9,914
Transfer agent fees	79,276	149,274	647,538	447,386	213,688	143
Trustees fees	501	817	3,282	2,187	991	69

	$306,571	$584,045	$2,671,745	$1,832,869	$881,871	$16,726

140	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund	2035 Strategy Fund	2040 Strategy Fund

Advisory fees	$—	$—	$—	$—	$—	$—
Administration fees	—	—	—	—	—	—
Distribution fees	1,379	16,021	1,060	12,580	620	9,540
Shareholder servicing fees	1,750	24,058	1,611	19,996	977	15,599
Transfer agent fees	—	—	61	—	32	—
Trustees fees	2	157	1	116	2	86

	$3,131	$40,236	$2,733	$32,692	$1,631	$25,225

	2045 Strategy Fund	2050 Strategy Fund	In Retirement Fund
Advisory fees	$—	$—	$—
Administration fees	—	—	—
Distribution fees	150	312	161
Shareholder servicing fees	610	2,249	665
Transfer agent fees	18	25	5
Trustees fees	2	14	7

	$780	$2,600	$838

Board of Trustees

The Russell Fund Complex consists of RIC, which has 37 Funds, and Russell Investment Funds (“RIF”), which has nine Funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $60,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,500 for each special meeting attended in person, and $2,500 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending quarterly and special meetings and a $500 fee for attending committee meetings by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $52,000.

Transactions with Affiliated Companies

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or under common control. Transactions during the period ended October 31, 2009 with Underlying Funds which are, or were, an affiliated company are as follows:

Affiliate	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions
Conservative Strategy
Russell U.S. Core Equity Fund	$30,764,203	$11,493,291	$13,000,132	$(2,375,344)	$370,462	$—
Russell U.S. Quantitative Equity Fund	25,731,573	9,576,242	10,195,309	(1,962,683)	361,306	—
Russell International Developed Markets Fund	20,504,158	7,541,426	10,998,611	(2,465,451)	—	—
Russell Global Equity Fund	10,273,776	3,515,509	4,934,973	(992,756)	134,258	—
Russell Strategic Bond Fund	314,898,849	51,443,993	29,191,850	(1,235,510)	15,180,589	729,578
Russell Short Duration Bond Fund	105,137,398	19,047,233	8,895,318	(250,227)	3,466,818	—
Russell Real Estate Securities Fund	15,542,143	11,467,115	12,149,553	(1,898,609)	567,000	—

	$522,852,100	$114,084,809	$89,365,746	$(11,180,580)	$20,080,433	$729,578

Notes to Financial Statements	141

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LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

Affiliate	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions
Moderate Strategy
Russell U.S. Core Equity Fund	$94,623,644	$10,995,867	$17,309,393	$(3,124,095)	$1,169,914	$—
Russell U.S. Quantitative Equity Fund	95,483,733	11,503,027	15,198,126	(2,495,972)	1,352,968	—
Russell U.S. Small & Mid Cap Fund	27,768,115	4,782,693	7,639,399	(1,392,624)	144,210	—
Russell International Developed Markets Fund	84,794,795	8,991,707	24,524,857	(4,833,901)	—	—
Russell Global Equity Fund	28,602,125	2,395,276	6,418,309	(1,116,545)	409,041	—
Russell Emerging Markets Fund	19,141,533	3,045,129	11,507,064	(3,055,864)	—	816,524
Russell Strategic Bond Fund	590,544,231	93,011,709	104,464,061	(11,384,783)	29,084,365	1,447,954
Russell Real Estate Securities Fund	28,696,407	13,068,124	16,029,262	(4,528,620)	1,015,275	—

	$969,654,583	$147,793,532	$203,090,471	$(31,932,404)	$33,175,773	$2,264,478

Balanced Strategy
Russell U.S. Core Equity Fund	$621,993,221	$19,768,969	$68,419,797	$(16,462,319)	$7,680,685	$—
Russell U.S. Quantitative Equity Fund	623,730,026	27,830,923	72,163,149	(19,416,188)	8,820,946	—
Russell U.S. Small & Mid Cap Fund	162,315,967	16,501,795	32,769,271	(7,677,305)	851,269	—
Russell International Developed Markets Fund	579,649,501	20,640,984	128,785,136	(32,110,793)	—	—
Russell Global Equity Fund	167,185,110	5,138,794	31,722,494	(8,055,266)	2,417,128	—
Russell Emerging Markets Fund	126,699,036	15,573,713	76,913,785	(27,823,593)	—	5,385,166
Russell Strategic Bond Fund	1,656,978,301	244,751,472	473,594,700	(65,703,281)	84,140,643	4,290,914
Russell Real Estate Securities Fund	212,102,825	78,884,809	100,968,179	(32,843,526)	7,156,923	—

	$4,150,653,987	$429,091,459	$985,336,511	$(210,092,271)	$111,067,594	$9,676,080

Growth Strategy
Russell U.S. Core Equity Fund	$596,527,473	$14,533,009	$71,961,953	$(21,957,292)	$7,288,891	$—
Russell U.S. Quantitative Equity Fund	571,838,817	19,186,153	63,006,367	(18,377,505)	7,988,571	—
Russell U.S. Small & Mid Cap Fund	165,784,737	10,824,305	30,968,198	(8,260,748)	863,656	—
Russell International Developed Markets Fund	479,932,748	5,888,950	114,004,210	(37,585,960)	—	—
Russell Global Equity Fund	171,489,150	2,825,410	34,375,785	(10,506,936)	2,459,369	—
Russell Emerging Markets Fund	114,288,448	11,206,754	68,107,715	(23,512,325)	—	4,924,129
Russell Strategic Bond Fund	571,860,704	109,458,835	186,821,190	(24,048,745)	28,851,540	1,478,057
Russell Real Estate Securities Fund	171,592,297	60,402,137	66,783,882	(13,292,310)	5,799,047	—

	$2,843,314,374	$234,325,553	$636,029,300	$(157,541,821)	$53,251,074	$6,402,186

Equity Growth Strategy
Russell U.S. Core Equity Fund	$350,769,230	$9,837,635	$53,601,463	$(21,560,590)	$4,287,269	$—
Russell U.S. Quantitative Equity Fund	339,969,559	12,591,994	42,715,895	(15,372,008)	4,730,011	—
Russell U.S. Small & Mid Cap Fund	91,942,090	3,246,613	18,515,576	(6,338,523)	485,757	—
Russell International Developed Markets Fund	307,695,181	4,500,607	80,600,441	(27,464,373)	—	—
Russell Global Equity Fund	94,738,562	1,680,462	23,695,079	(8,749,441)	1,383,115	—
Russell Emerging Markets Fund	66,749,823	3,648,625	46,306,372	(16,605,567)	—	2,942,454
Russell Real Estate Securities Fund	95,178,353	21,451,196	32,076,543	(8,749,964)	3,119,826	—

	$1,347,042,798	$56,957,132	$297,511,369	$(104,840,466)	$14,005,978	$2,942,454

142	Notes to Financial Statements

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LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

Affiliate	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions
2010 Strategy Fund
Russell U.S. Core Equity Fund	$6,259,471	$3,167,723	$1,780,265	$(256,241)	$66,280	$—
Russell U.S. Quantitative Equity Fund	6,307,722	3,139,532	1,557,496	(234,588)	77,969	—
Russell U.S. Small & Mid Cap Fund	1,499,819	854,573	705,900	(130,259)	6,432	—
Russell International Developed Markets Fund	5,394,827	2,528,502	1,913,270	(311,739)	—	—
Russell Global Equity Fund	1,957,356	876,939	565,500	(83,483)	20,838	—
Russell Emerging Markets Fund	1,007,587	424,853	660,350	(158,330)	—	34,968
Russell Strategic Bond Fund	45,187,139	18,542,404	3,110,510	(74,988)	1,846,426	78,338
Russell Short Duration Bond Fund	4,522,034	2,743,220	236,008	(8,610)	128,634	—
Russell Real Estate Securities Fund	2,202,347	1,744,559	1,234,997	(133,261)	66,981	—

	$74,338,302	$34,022,305	$11,764,296	$(1,391,499)	$2,213,560	$113,306

2015 Strategy Fund
Russell U.S. Core Equity Fund	$1,383,132	$1,209,283	$103,095	$(20,827)	$6,259	$—
Russell U.S. Quantitative Equity Fund	1,393,695	1,231,747	89,717	(18,651)	8,389	—
Russell U.S. Small & Mid Cap Fund	398,954	355,465	36,303	(7,575)	131	—
Russell International Developed Markets Fund	1,254,032	1,062,816	94,708	(11,351)	—	—
Russell Global Equity Fund	403,461	336,491	26,604	(4,464)	373	—
Russell Emerging Markets Fund	275,513	216,841	43,654	(6,645)	—	770
Russell Strategic Bond Fund	7,319,722	6,756,992	414,236	(29,615)	143,006	1,069
Russell Real Estate Securities Fund	434,451	367,049	57,819	(11,567)	7,269	—

	$12,862,960	$11,536,684	$866,136	$(110,695)	$165,427	$1,839

2020 Strategy Fund
Russell U.S. Core Equity Fund	$23,937,710	$10,269,353	$3,901,051	$(1,066,067)	$241,006	$—
Russell U.S. Quantitative Equity Fund	24,140,253	10,661,870	3,686,864	(1,106,618)	285,124	—
Russell U.S. Small & Mid Cap Fund	6,422,191	2,975,514	1,461,569	(396,194)	23,007	—
Russell International Developed Markets Fund	22,037,036	8,731,829	4,703,073	(1,141,486)	—	—
Russell Global Equity Fund	6,540,463	2,492,230	1,129,887	(306,982)	63,838	—
Russell Emerging Markets Fund	4,750,598	1,655,986	1,864,388	(421,775)	—	139,531
Russell Strategic Bond Fund	81,741,940	38,552,322	5,443,806	(328,389)	3,183,016	120,142
Russell Real Estate Securities Fund	7,928,553	5,406,600	3,568,072	(546,011)	235,510	—

	$177,498,744	$80,745,704	$25,758,710	$(5,313,522)	$4,031,501	$259,673

2025 Strategy Fund
Russell U.S. Core Equity Fund	$2,110,141	$1,844,821	$98,934	$(27,882)	$8,584	$—
Russell U.S. Quantitative Equity Fund	2,117,894	1,870,305	85,482	(22,896)	11,460	—
Russell U.S. Small & Mid Cap Fund	592,183	525,017	32,054	(7,826)	200	—
Russell International Developed Markets Fund	1,840,795	1,557,014	83,179	(19,317)	—	—
Russell Global Equity Fund	595,462	499,889	26,853	(6,858)	553	—
Russell Emerging Markets Fund	415,741	323,025	42,104	(11,503)	—	1,114
Russell Strategic Bond Fund	3,682,237	3,459,868	207,451	(6,309)	64,128	463
Russell Real Estate Securities Fund	663,590	576,935	82,849	(15,112)	9,550	—

	$12,018,043	$10,656,874	$658,906	$(117,703)	$94,475	$1,577

2030 Strategy Fund
Russell U.S. Core Equity Fund	$31,858,361	$12,615,872	$1,413,827	$(182,209)	$306,774	$—
Russell U.S. Quantitative Equity Fund	32,165,577	13,471,440	1,451,968	(187,844)	364,642	—
Russell U.S. Small & Mid Cap Fund	8,896,282	3,476,212	635,590	(154,406)	29,545	—
Russell International Developed Markets Fund	27,578,577	8,952,118	1,248,745	(164,748)	—	—
Russell Global Equity Fund	9,018,170	2,989,234	420,013	(58,558)	82,212	—
Russell Emerging Markets Fund	6,186,175	1,620,182	1,564,099	(464,164)	—	166,919
Russell Strategic Bond Fund	14,533,178	7,825,553	2,515,284	(69,072)	559,834	22,557
Russell Real Estate Securities Fund	9,133,152	4,630,033	1,815,163	(269,521)	264,479	—

	$139,369,472	$55,580,644	$11,064,689	$(1,550,522)	$1,607,486	$189,476

Notes to Financial Statements	143

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Notes to Financial Statements, continued — October 31, 2009

Affiliate	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions
2035 Strategy Fund
Russell U.S. Core Equity Fund	$1,503,309	$1,243,328	$90,007	$(31,660)	$7,317	$—
Russell U.S. Quantitative Equity Fund	1,505,735	1,273,727	93,902	(27,655)	9,614	—
Russell U.S. Small & Mid Cap Fund	423,652	357,129	32,908	(11,117)	220	—
Russell International Developed Markets Fund	1,306,671	1,055,622	106,614	(29,253)	—	—
Russell Global Equity Fund	425,195	337,552	29,528	(9,683)	616	—
Russell Emerging Markets Fund	293,783	206,437	30,428	(8,625)	—	1,264
Russell Strategic Bond Fund	672,987	631,445	76,690	(2,344)	13,798	174
Russell Real Estate Securities Fund	428,196	342,298	46,078	(9,847)	7,228	—

	$6,559,528	$5,447,538	$506,155	$(130,184)	$38,793	$1,438

2040 Strategy Fund
Russell U.S. Core Equity Fund	$23,711,535	$9,927,952	$885,215	$(139,017)	$224,227	$—
Russell U.S. Quantitative Equity Fund	23,905,969	10,620,930	886,494	(69,792)	267,198	—
Russell U.S. Small & Mid Cap Fund	6,616,451	2,729,923	391,190	(89,984)	21,367	—
Russell International Developed Markets Fund	20,530,755	7,390,488	1,006,819	(100,193)	—	—
Russell Global Equity Fund	6,712,019	2,460,643	334,098	(36,098)	59,377	—
Russell Emerging Markets Fund	4,605,323	1,287,505	1,012,679	(240,231)	—	120,780
Russell Strategic Bond Fund	10,742,407	5,414,026	1,047,643	(17,755)	411,915	16,142
Russell Real Estate Securities Fund	6,812,573	3,690,164	1,380,749	(186,590)	193,247	—

	$103,637,032	$43,521,631	$6,944,887	$(879,660)	$1,177,331	$136,922

2045 Strategy Fund
Russell U.S. Core Equity Fund	$1,144,551	$908,021	$69,748	$(6,373)	$5,708	$—
Russell U.S. Quantitative Equity Fund	1,146,289	933,136	76,971	(3,248)	7,253	—
Russell U.S. Small & Mid Cap Fund	322,589	260,826	25,179	(2,578)	305	—
Russell International Developed Markets Fund	994,075	793,886	118,443	(18,695)	—	—
Russell Global Equity Fund	323,546	247,857	26,334	(4,144)	858	—
Russell Emerging Markets Fund	223,493	155,861	28,189	(1,643)	—	1,755
Russell Strategic Bond Fund	512,463	478,243	84,134	(1,571)	11,010	240
Russell Real Estate Securities Fund	324,260	286,822	81,518	(12,502)	5,365	—

	$4,991,266	$4,064,652	$510,516	$(50,754)	30,499	$1,995

2050 Strategy Fund
Russell U.S. Core Equity Fund	$2,502,480	$2,194,226	$194,132	$(22,082)	$19,016	$—
Russell U.S. Quantitative Equity Fund	2,504,447	2,284,930	212,732	(29,033)	23,559	—
Russell U.S. Small & Mid Cap Fund	705,587	634,232	82,936	(8,920)	1,321	—
Russell International Developed Markets Fund	2,174,570	1,894,035	235,771	(18,587)	—	—
Russell Global Equity Fund	707,410	595,279	62,315	(4,694)	3,662	—
Russell Emerging Markets Fund	489,015	376,100	86,272	(1,015)	—	7,452
Russell Strategic Bond Fund	1,109,792	1,212,899	241,850	(1,383)	34,453	979
Russell Real Estate Securities Fund	708,587	796,126	280,647	(3,661)	17,413	—

	$10,901,888	$9,987,827	$1,396,655	$(89,375)	$99,424	$8,431

In Retirement Fund
Russell U.S. Core Equity Fund	$265,656	$269,405	$86,800	$(7,042)	$3,011	$—
Russell U.S. Quantitative Equity Fund	267,850	268,109	71,315	(6,506)	3,528	—
Russell U.S. Small & Mid Cap Fund	57,302	61,406	23,434	(874)	249	—
Russell International Developed Markets Fund	225,197	227,049	80,738	(4,912)	—	—
Russell Global Equity Fund	84,520	83,537	29,350	(1,587)	995	—
Russell Emerging Markets Fund	38,410	38,827	20,718	1,176	—	1,350
Russell Strategic Bond Fund	2,018,696	1,874,659	252,409	(8,994)	80,267	3,994
Russell Short Duration Bond Fund	269,407	255,203	28,619	(999)	8,480	—
Russell Real Estate Securities Fund	98,439	130,373	67,324	167	3,310	—

	$3,325,477	$3,208,568	$660,707	$(29,571)	$99,840	$5,344

144	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

5.	Federal Income Taxes

At October 31, 2009, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

	10/31/16	10/31/17	Totals

Conservative Strategy Fund	$—	$8,325,200	$8,325,200
Moderate Strategy Fund	—	23,939,127	23,939,127
Balanced Strategy Fund	—	172,806,304	172,806,304
Growth Strategy Fund	—	155,925,848	155,925,848
Equity Growth Strategy Fund	—	103,749,875	103,749,875
2010 Strategy Fund	—	148,457	148,457
2015 Strategy Fund	—	13,252	13,252
2020 Strategy Fund	877,647	514,173	1,391,820
2025 Strategy Fund	58,200	6,683	64,883
2030 Strategy Fund	2,808,872	363,900	3,172,772
2035 Strategy Fund	67,681	—	67,681
2040 Strategy Fund	1,932,184	213,750	2,145,934
2045 Strategy Fund	5,856	—	5,856
2050 Strategy Fund	—	—	—
In Retirement Fund	1,412	5,338	6,750

Notes to Financial Statements	145

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LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

At October 31, 2009, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Cost of Investments	$526,028,309	$1,044,950,380	$4,742,399,344	$3,467,174,601	$1,760,083,323

Unrealized Appreciation	$56,728,152	$3,093,229	$53,477,171	$36,821,688	$25,967,053
Unrealized Depreciation	(59,904,362)	(78,389,026)	(645,222,541)	(660,681,915)	(439,007,179)

Net Unrealized Appreciation (Depreciation)	$(3,176,210)	$(75,295,797)	$(591,745,370)	$(623,860,227)	$(413,040,126)

Undistributed Ordinary Income	$253,457	$227,978	$328,168	$—	$—
Undistributed Long-Term Capital Gains	$—	—	$—	$—	$—
(Capital Loss Carryforward)	$(8,325,200)	$(23,939,127)	$(172,806,304)	$(155,925,848)	$(103,749,875)
Tax Composition of Distributions:
Ordinary Income	$19,869,708	$33,988,575	$101,797,860	$38,546,169	$4,987,324
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$2,502,430	$11,167,605	$167,169,914	$188,970,240	$105,432,249
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$4,166,540	$1,918,176

	2010 Strategy Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund
Cost of Investments	$76,057,355	$11,675,151	$185,690,720	$10,960,591	$152,838,337

Unrealized Appreciation	$8,519,023	$1,187,908	$7,925,995	$1,057,652	$851,147
Unrealized Depreciation	(10,238,176)	—	(16,118,071)	—	(14,320,012)

Net Unrealized Appreciation (Depreciation)	$(1,719,153)	$1,187,908	$(8,192,076)	$1,057,652	$(13,468,865)

Undistributed Ordinary Income	$—	$7,608	$11,152	$—	$17,262
Undistributed Long-Term Capital Gains	$—	$—	$—	$—	$—
(Capital Loss Carryforward)	$(148,457)	$(13,252)	$(1,391,820)	$(64,883)	$(3,172,772)
Tax Composition of Distributions:
Ordinary Income	$2,065,736	$147,128	$3,678,567	$79,452	$1,327,293
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—	$—
Distributions in Excess	$5,295	$—	$—	$372	$—
Tax Return of Capital	$—	$—	$—	$—	$—

	2035 Strategy Fund	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	In Retirement Fund
Cost of Investments	$5,954,507	$111,638,506	$4,778,098	$9,001,622	$2,868,646

Unrealized Appreciation	$605,021	$832,249	$213,168	$1,900,267	$456,331
Unrealized Depreciation	—	(8,833,723)	—	—	—

Net Unrealized Appreciation (Depreciation)	$605,021	$(8,001,474)	$213,168	$1,900,267	$456,331

Undistributed Ordinary Income	$—	$12,149	$—	$22,427	$—
Undistributed Long-Term Capital Gains	$—	$—	$—	$8,603	$—
(Capital Loss Carryforward)	$(67,681)	$(2,145,934)	$(5,856)	$—	$(6,750)
Tax Composition of Distributions:
Ordinary Income	$29,942	$961,634	$26,223	$81,801	$92,759
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—	$—
Distributions in Excess	$63	$—	$808	$—	$99
Tax Return of Capital	$—	$—	$—	$—	$—

146	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2009 and October 31, 2008 were as follows:

	Shares		Dollars
Conservative Strategy Fund	2009	2008	2009	2008

Class A
Proceeds from shares sold	4,723	5,964	$40,952	$60,862
Proceeds from reinvestment of distributions	354	282	3,087	2,901
Payments for shares redeemed	(3,772)	(4,728)	(32,873)	(47,856)

Net increase (decrease)	1,305	1,518	11,166	15,907

Class C
Proceeds from shares sold	6,476	6,042	56,762	61,110
Proceeds from reinvestment of distributions	478	409	4,131	4,210
Payments for shares redeemed	(5,059)	(4,078)	(44,182)	(40,884)

Net increase (decrease)	1,895	2,373	16,711	24,436

Class E
Proceeds from shares sold	3,302	3,836	29,261	39,666
Proceeds from reinvestment of distributions	400	453	3,491	4,691
Payments for shares redeemed	(3,340)	(4,325)	(29,586)	(44,095)

Net increase (decrease)	362	(36)	3,166	262

Class R1
Proceeds from shares sold	623	226	5,578	2,317
Proceeds from reinvestment of distributions	29	15	259	150
Payments for shares redeemed	(216)	(71)	(1,947)	(712)

Net increase (decrease)	436	170	3,890	1,755

Class R2
Proceeds from shares sold	288	660	2,532	6,898
Proceeds from reinvestment of distributions	31	31	268	319
Payments for shares redeemed	(501)	(329)	(4,440)	(3,356)

Net increase (decrease)	(182)	362	(1,640)	3,861

Class R3
Proceeds from shares sold	3,789	5,053	33,998	52,719
Proceeds from reinvestment of distributions	881	1,001	7,704	10,403
Payments for shares redeemed	(5,014)	(5,463)	(44,448)	(56,372)

Net increase (decrease)	(344)	591	(2,746)	6,750

Class S
Proceeds from shares sold	5,136	5,081	44,609	52,287
Proceeds from reinvestment of distributions	321	301	2,822	3,103
Payments for shares redeemed	(4,059)	(4,961)	(35,544)	(50,382)

Net increase (decrease)	1,398	421	11,887	5,008

Total increase (decrease)	4,870	5,399	$42,434	$57,979

Notes to Financial Statements	147

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Moderate Strategy Fund	2009	2008	2009	2008

Class A
Proceeds from shares sold	5,697	7,745	$47,422	$83,738
Proceeds from reinvestment of distributions	970	1,307	7,970	14,209
Payments for shares redeemed	(6,624)	(7,462)	(54,172)	(78,093)

Net increase (decrease)	43	1,590	1,220	19,854

Class C
Proceeds from shares sold	8,578	8,033	72,091	85,384
Proceeds from reinvestment of distributions	1,064	1,442	8,638	15,714
Payments for shares redeemed	(9,410)	(8,180)	(77,484)	(84,689)

Net increase (decrease)	232	1,295	3,245	16,409

Class E
Proceeds from shares sold	3,955	5,048	33,161	54,389
Proceeds from reinvestment of distributions	928	1,312	7,619	14,283
Payments for shares redeemed	(6,061)	(6,621)	(50,993)	(69,065)

Net increase (decrease)	(1,178)	(261)	(10,213)	(393)

Class R1
Proceeds from shares sold	1,302	228	11,295	2,476
Proceeds from reinvestment of distributions	39	17	331	185
Payments for shares redeemed	(200)	(63)	(1,733)	(687)

Net increase (decrease)	1,141	182	9,893	1,974

Class R2
Proceeds from shares sold	284	1,329	2,334	14,758
Proceeds from reinvestment of distributions	72	69	581	732
Payments for shares redeemed	(1,258)	(232)	(10,699)	(2,283)

Net increase (decrease)	(902)	1,166	(7,784)	13,207

Class R3
Proceeds from shares sold	4,401	5,391	37,733	58,778
Proceeds from reinvestment of distributions	1,614	2,325	13,266	25,459
Payments for shares redeemed	(8,141)	(9,183)	(68,282)	(97,054)

Net increase (decrease)	(2,126)	(1,467)	(17,283)	(12,817)

Class S
Proceeds from shares sold	8,322	10,336	68,947	110,854
Proceeds from reinvestment of distributions	610	974	5,050	10,576
Payments for shares redeemed	(7,168)	(13,865)	(59,016)	(138,776)

Net increase(decrease)	1,764	(2,555)	14,981	(17,346)

Total increase (decrease)	(1,026)	(50)	$(5,941)	$20,888

148	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Balanced Strategy Fund	2009	2008	2009	2008

Class A
Proceeds from shares sold	18,181	29,194	$146,658	$334,210
Proceeds from reinvestment of distributions	8,357	8,847	63,398	101,061
Payments for shares redeemed	(30,382)	(25,885)	(233,557)	(277,165)

Net increase (decrease)	(3,844)	12,156	(23,501)	158,106

Class C
Proceeds from shares sold	23,682	31,324	188,225	348,929
Proceeds from reinvestment of distributions	9,316	10,075	69,762	115,430
Payments for shares redeemed	(42,400)	(36,890)	(329,035)	(389,324)

Net increase (decrease)	(9,402)	4,509	(71,048)	75,035

Class E
Proceeds from shares sold	9,494	10,958	75,023	123,073
Proceeds from reinvestment of distributions	4,506	4,884	34,258	55,944
Payments for shares redeemed	(17,653)	(15,293)	(141,171)	(163,642)

Net increase (decrease)	(3,653)	549	(31,890)	15,375

Class R1
Proceeds from shares sold	5,028	1,233	41,332	13,936
Proceeds from reinvestment of distributions	275	193	2,131	2,203
Payments for shares redeemed	(1,863)	(613)	(14,911)	(6,579)

Net increase (decrease)	3,440	813	28,552	9,560

Class R2
Proceeds from shares sold	1,944	4,219	15,131	50,155
Proceeds from reinvestment of distributions	410	348	3,093	3,963
Payments for shares redeemed	(4,311)	(1,222)	(34,769)	(13,542)

Net increase (decrease)	(1,957)	3,345	(16,545)	40,576

Class R3
Proceeds from shares sold	11,625	15,328	93,353	172,864
Proceeds from reinvestment of distributions	7,325	7,843	55,561	90,154
Payments for shares redeemed	(25,482)	(25,781)	(202,304)	(283,097)

Net increase (decrease)	(6,532)	(2,610)	(53,390)	(20,079)

Class S
Proceeds from shares sold	23,241	28,888	185,020	321,848
Proceeds from reinvestment of distributions	4,444	4,457	34,056	51,088
Payments for shares redeemed	(27,949)	(32,349)	(218,591)	(359,094)

Net increase(decrease)	(264)	996	485	13,842

Total increase (decrease)	(22,212)	19,758	$(167,337)	$292,415

Notes to Financial Statements	149

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Growth Strategy Fund	2009	2008	2009	2008

Class A
Proceeds from shares sold	13,443	22,544	$98,027	$260,425
Proceeds from reinvestment of distributions	8,812	6,979	60,070	81,722
Payments for shares redeemed	(25,248)	(14,814)	(179,384)	(158,939)

Net increase (decrease)	(2,993)	14,709	(21,287)	183,208

Class C
Proceeds from shares sold	17,727	20,502	127,822	229,788
Proceeds from reinvestment of distributions	8,584	6,772	57,789	79,676
Payments for shares redeemed	(28,933)	(19,462)	(206,120)	(208,845)

Net increase (decrease)	(2,622)	7,812	(20,509)	100,619

Class E
Proceeds from shares sold	7,287	8,474	52,841	96,005
Proceeds from reinvestment of distributions	4,774	4,023	32,589	47,274
Payments for shares redeemed	(12,777)	(11,684)	(92,766)	(127,162)

Net increase (decrease)	(716)	813	(7,336)	16,117

Class R1
Proceeds from shares sold	2,239	1,014	16,950	11,483
Proceeds from reinvestment of distributions	191	110	1,324	1,281
Payments for shares redeemed	(1,226)	(487)	(8,812)	(5,051)

Net increase (decrease)	1,204	637	9,462	7,713

Class R2
Proceeds from shares sold	992	1,870	7,222	23,071
Proceeds from reinvestment of distributions	300	208	2,043	2,434
Payments for shares redeemed	(2,092)	(546)	(15,230)	(5,821)

Net increase (decrease)	(800)	1,532	(5,965)	19,684

Class R3
Proceeds from shares sold	7,638	8,648	55,732	98,785
Proceeds from reinvestment of distributions	7,205	6,008	49,214	70,952
Payments for shares redeemed	(15,995)	(14,298)	(116,532)	(155,328)

Net increase (decrease)	(1,152)	358	(11,586)	14,409

Class S
Proceeds from shares sold	14,081	13,018	101,526	145,756
Proceeds from reinvestment of distributions	3,575	2,913	24,608	34,270
Payments for shares redeemed	(16,752)	(17,214)	(120,801)	(194,370)

Net increase(decrease)	904	(1,283)	5,333	(14,344)

Total increase (decrease)	6,175	24,578	$(51,888)	$327,406

150	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Equity Growth Strategy Fund	2009	2008	2009	2008

Class A
Proceeds from shares sold	7,232	8,932	$46,943	$102,913
Proceeds from reinvestment of distributions	3,134	2,511	19,347	29,779
Payments for shares redeemed	(9,948)	(6,891)	(64,627)	(74,019)

Net increase (decrease)	418	4,552	1,663	58,673

Class C
Proceeds from shares sold	11,174	11,327	68,315	118,908
Proceeds from reinvestment of distributions	5,335	4,277	30,859	48,428
Payments for shares redeemed	(16,367)	(10,988)	(101,325)	(110,697)

Net increase (decrease)	142	4,616	(2,151)	56,639

Class E
Proceeds from shares sold	5,453	5,149	34,996	56,562
Proceeds from reinvestment of distributions	2,478	2,088	14,977	24,324
Payments for shares redeemed	(8,078)	(6,305)	(52,662)	(67,057)

Net increase (decrease)	(147)	932	(2,689)	13,829

Class R1
Proceeds from shares sold	1,540	405	10,924	4,542
Proceeds from reinvestment of distributions	90	70	553	830
Payments for shares redeemed	(504)	(388)	(3,484)	(4,205)

Net increase (decrease)	1,126	87	7,993	1,167

Class R2
Proceeds from shares sold	1,185	1,525	7,669	17,362
Proceeds from reinvestment of distributions	364	219	2,202	2,533
Payments for shares redeemed	(1,703)	(368)	(11,434)	(3,798)

Net increase (decrease)	(154)	1,376	(1,563)	16,097

Class R3
Proceeds from shares sold	5,810	6,501	37,840	73,226
Proceeds from reinvestment of distributions	4,077	3,529	24,555	41,166
Payments for shares redeemed	(10,330)	(10,139)	(66,977)	(109,062)

Net increase (decrease)	(443)	(109)	(4,582)	5,330

Class S
Proceeds from shares sold	10,403	15,916	68,014	163,923
Proceeds from reinvestment of distributions	2,831	1,999	17,427	23,491
Payments for shares redeemed	(18,152)	(10,591)	(115,613)	(116,643)

Net increase(decrease)	(4,918)	7,324	(30,172)	70,771

Total increase (decrease)	(3,976)	18,778	$(31,501)	$222,506

Notes to Financial Statements	151

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
2010 Strategy Fund	2009	2008	2009	2008

Class A
Proceeds from shares sold	5	1	$40	$12
Proceeds from reinvestment of distributions	4	8	37	87
Payments for shares redeemed	(9)	(58)	(75)	(611)

Net increase (decrease)	—	(49)	2	(512)

Class E
Proceeds from shares sold	221	359	1,885	3,768
Proceeds from reinvestment of distributions	20	27	168	285
Payments for shares redeemed	(330)	(168)	(2,768)	(1,739)

Net increase (decrease)	(89)	218	(715)	2,314

Class R1
Proceeds from shares sold	1,237	531	10,776	5,403
Proceeds from reinvestment of distributions	48	32	414	329
Payments for shares redeemed	(315)	(198)	(2,667)	(1,982)

Net increase (decrease)	970	365	8,523	3,750

Class R2
Proceeds from shares sold	1,510	935	12,535	9,925
Proceeds from reinvestment of distributions	51	32	427	331
Payments for shares redeemed	(1,147)	(237)	(9,977)	(2,421)

Net increase (decrease)	414	730	2,985	7,835

Class R3
Proceeds from shares sold	2,777	1,530	23,690	15,995
Proceeds from reinvestment of distributions	85	75	724	781
Payments for shares redeemed	(1,452)	(1,442)	(12,450)	(15,257)

Net increase (decrease)	1,410	163	11,964	1,519

Class S
Proceeds from shares sold	306	844	2,627	8,912
Proceeds from reinvestment of distributions	35	30	299	302
Payments for shares redeemed	(251)	(233)	(2,153)	(2,387)

Net increase (decrease)	90	641	773	6,827

Total increase (decrease)	2,795	2,068	$23,532	$21,733

152	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
2015 Strategy Fund	2009	2008(1)	2009	2008(1)

Class R1
Proceeds from shares sold	483	31	$4,138	$312
Proceeds from reinvestment of distributions	4	—	33	4
Payments for shares redeemed	(17)	(12)	(138)	(118)

Net increase (decrease)	470	19	4,033	198

Class R2
Proceeds from shares sold	231	35	1,837	335
Proceeds from reinvestment of distributions	3	—	26	4
Payments for shares redeemed	(46)	—	(360)	(1)

Net increase (decrease)	188	35	1,503	338

Class R3
Proceeds from shares sold	738	40	5,646	382
Proceeds from reinvestment of distributions	11	—	88	3
Payments for shares redeemed	(66)	(2)	(514)	(14)

Net increase (decrease)	683	38	5,220	371

Total increase (decrease)	1,341	92	$10,756	$907

	Shares		Dollars
2020 Strategy Fund	2009	2008	2009	2008

Class A
Proceeds from shares sold	—	31	$2	$347
Proceeds from reinvestment of distributions	5	9	34	104
Payments for shares redeemed	(17)	(33)	(122)	(362)

Net increase (decrease)	(12)	7	(86)	89

Class E
Proceeds from shares sold	548	317	4,471	3,359
Proceeds from reinvestment of distributions	30	48	249	522
Payments for shares redeemed	(209)	(250)	(1,701)	(2,625)

Net increase (decrease)	369	115	3,019	1,256

Class R1
Proceeds from shares sold	3,491	1,007	29,636	10,819
Proceeds from reinvestment of distributions	96	105	803	1,143
Payments for shares redeemed	(992)	(548)	(8,208)	(5,545)

Net increase (decrease)	2,595	564	22,231	6,417

Class R2
Proceeds from shares sold	3,791	2,193	29,119	24,762
Proceeds from reinvestment of distributions	100	102	800	1,109
Payments for shares redeemed	(3,333)	(398)	(27,232)	(4,151)

Net increase (decrease)	558	1,897	2,687	21,720

Class R3
Proceeds from shares sold	5,413	3,405	43,888	36,192
Proceeds from reinvestment of distributions	163	186	1,335	2,028
Payments for shares redeemed	(2,080)	(2,751)	(16,953)	(30,360)

Net increase (decrease)	3,496	840	28,270	7,860

Class S
Proceeds from shares sold	968	949	8,008	10,303
Proceeds from reinvestment of distributions	55	64	450	687
Payments for shares redeemed	(536)	(238)	(4,516)	(2,519)

Net increase (decrease)	487	775	3,942	8,471

Total increase (decrease)	7,493	4,198	$60,063	$45,813

Notes to Financial Statements	153

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
2025 Strategy Fund	2009	2008(1)	2009	2008(1)

Class R1
Proceeds from shares sold	451	149	$3,625	$1,526
Proceeds from reinvestment of distributions	2	1	19	9
Payments for shares redeemed	(19)	(118)	(141)	(1,137)

Net increase (decrease)	434	32	3,503	398

Class R2
Proceeds from shares sold	415	10	3,061	100
Proceeds from reinvestment of distributions	3	—	20	1
Payments for shares redeemed	(64)	—	(447)	—

Net increase (decrease)	354	10	2,634	101

Class R3
Proceeds from shares sold	622	48	4,328	441
Proceeds from reinvestment of distributions	6	—	40	3
Payments for shares redeemed	(56)	(3)	(413)	(25)

Net increase (decrease)	572	45	3,955	419

Total increase (decrease)	1,360	87	$10,092	$918

	Shares		Dollars
2030 Strategy Fund	2009	2008	2009	2008

Class A
Proceeds from shares sold	2	27	$8	$313
Proceeds from reinvestment of distributions	1	10	9	110
Payments for shares redeemed	(72)	(42)	(477)	(466)

Net increase (decrease)	(69)	(5)	(460)	(43)

Class E
Proceeds from shares sold	559	382	4,057	3,993
Proceeds from reinvestment of distributions	16	51	113	566
Payments for shares redeemed	(385)	(173)	(2,917)	(1,879)

Net increase (decrease)	190	260	1,253	2,680

Class R1
Proceeds from shares sold	2,663	882	20,310	9,620
Proceeds from reinvestment of distributions	35	57	260	633
Payments for shares redeemed	(438)	(191)	(3,293)	(1,958)

Net increase (decrease)	2,260	748	17,277	8,295

Class R2
Proceeds from shares sold	3,248	2,024	22,599	23,533
Proceeds from reinvestment of distributions	47	97	332	1,079
Payments for shares redeemed	(2,550)	(369)	(19,582)	(3,911)

Net increase (decrease)	745	1,752	3,349	20,701

Class R3
Proceeds from shares sold	4,934	2,866	35,325	31,013
Proceeds from reinvestment of distributions	59	127	418	1,409
Payments for shares redeemed	(1,996)	(1,638)	(14,462)	(18,491)

Net increase (decrease)	2,997	1,355	21,281	13,931

Class S
Proceeds from shares sold	841	980	6,090	10,498
Proceeds from reinvestment of distributions	26	50	184	552
Payments for shares redeemed	(413)	(221)	(3,113)	(2,118)

Net increase (decrease)	454	809	3,161	8,932

Total increase (decrease)	6,577	4,919	$45,861	$54,496

154	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
2035 Strategy Fund	2009	2008(1)	2009	2008(1)

Class R1
Proceeds from shares sold	207	155	$1,574	$1,567
Proceeds from reinvestment of distributions	1	1	9	8
Payments for shares redeemed	(27)	(94)	(184)	(895)

Net increase (decrease)	181	62	1,399	680

Class R2
Proceeds from shares sold	230	11	1,585	104
Proceeds from reinvestment of distributions	1	—	8	1
Payments for shares redeemed	(22)	—	(158)	—

Net increase (decrease)	209	11	1,435	105

Class R3
Proceeds from shares sold	386	18	2,474	174
Proceeds from reinvestment of distributions	2	—	13	2
Payments for shares redeemed	(43)	—	(274)	—

Net increase (decrease)	345	18	2,213	176

Total increase (decrease)	735	91	$5,047	$961

	Shares		Dollars
2040 Strategy Fund	2009	2008	2009	2008

Class A
Proceeds from shares sold	8	17	$50	$198
Proceeds from reinvestment of distributions	1	9	8	104
Payments for shares redeemed	(33)	(76)	(206)	(815)

Net increase (decrease)	(24)	(50)	(148)	(513)

Class E
Proceeds from shares sold	434	213	3,139	2,280
Proceeds from reinvestment of distributions	10	31	74	348
Payments for shares redeemed	(227)	(113)	(1,804)	(1,160)

Net increase (decrease)	217	131	1,409	1,468

Class R1
Proceeds from shares sold	2,128	513	16,161	5,365
Proceeds from reinvestment of distributions	21	19	156	210
Payments for shares redeemed	(486)	(107)	(3,611)	(1,050)

Net increase (decrease)	1,663	425	12,706	4,525

Class R2
Proceeds from shares sold	2,715	1,492	19,096	17,519
Proceeds from reinvestment of distributions	38	67	266	763
Payments for shares redeemed	(1,731)	(386)	(13,542)	(4,215)

Net increase (decrease)	1,022	1,173	5,820	14,067

Class R3
Proceeds from shares sold	3,454	2,336	26,042	25,517
Proceeds from reinvestment of distributions	44	134	314	1,516
Payments for shares redeemed	(1,611)	(1,620)	(11,755)	(18,472)

Net increase (decrease)	1,887	850	14,601	8,561

Class S
Proceeds from shares sold	886	826	6,521	8,801
Proceeds from reinvestment of distributions	19	30	142	330
Payments for shares redeemed	(364)	(217)	(2,756)	(2,269)

Net increase (decrease)	541	639	3,907	6,862

Total increase (decrease)	5,306	3,168	$38,295	$34,970

Notes to Financial Statements	155

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
2045 Strategy Fund	2009	2008(1)	2009	2008(1)

Class R1
Proceeds from shares sold	231	131	$1,742	$1,327
Proceeds from reinvestment of distributions	2	1	12	9
Payments for shares redeemed	(70)	(36)	(481)	(352)

Net increase (decrease)	163	96	1,273	984

Class R2
Proceeds from shares sold	305	10	2,070	100
Proceeds from reinvestment of distributions	2	—	12	1
Payments for shares redeemed	(37)	—	(267)	—

Net increase (decrease)	270	10	1,815	101

Class R3
Proceeds from shares sold	88	11	553	104
Proceeds from reinvestment of distributions	—	—	4	1
Payments for shares redeemed	(10)	—	(61)	—

Net increase (decrease)	78	11	496	105

Total increase (decrease)	511	117	$3,584	$1,190

	Shares		Dollars
2050 Strategy Fund	2009	2008(1)	2009	2008(1)

Class R1
Proceeds from shares sold	51	10	$387	$100
Proceeds from reinvestment of distributions	—	—	3	1
Payments for shares redeemed	—	—	(6)	—

Net increase (decrease)	51	10	384	101

Class R2
Proceeds from shares sold	1,312	10	8,606	100
Proceeds from reinvestment of distributions	11	—	73	1
Payments for shares redeemed	(217)	—	(1,533)	—

Net increase (decrease)	1,106	10	7,146	101

Class R3
Proceeds from shares sold	280	10	1,837	100
Proceeds from reinvestment of distributions	—	—	6	2
Payments for shares redeemed	(111)	—	(723)	—

Net increase (decrease)	169	10	1,120	102

Total increase (decrease)	1,326	30	$8,650	$304

156	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
In Retirement Fund	2009	2008(1)	2009	2008(1)

Class R1
Proceeds from shares sold	12	10	$96	$100
Proceeds from reinvestment of distributions	—	—	5	3
Payments for shares redeemed	(1)	—	(10)	—

Net increase (decrease)	11	10	91	103

Class R2
Proceeds from shares sold	304	10	2,401	100
Proceeds from reinvestment of distributions	9	—	72	2
Payments for shares redeemed	(69)	—	(577)	—

Net increase (decrease)	244	10	1,896	102

Class R3
Proceeds from shares sold	70	11	559	103
Proceeds from reinvestment of distributions	2	—	16	2
Payments for shares redeemed	(1)	—	(11)	—

Net increase (decrease)	71	11	564	105

Total increase (decrease)	326	31	$2,551	$310

(1)	For the period March 31, 2008 (commencement of operations) to October 31, 2008.

7.	Interfund Lending Program

The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. Typically, Funds will borrow from the Russell Money Market Fund. The Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Russell Money Market Fund. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Russell Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended October 31, 2009, the Funds did not borrow through the interfund lending program.

8.	Record Ownership

As of October 31 2009, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund.

	# of Shareholders	%
Conservative Strategy Fund	1	22.4
Moderate Strategy Fund	1	17.7
Balanced Strategy Fund	1	12.1
Growth Strategy Fund	1	13.7
Equity Growth Strategy Fund	1	14.1
2010 Strategy Fund	3	42.6
2015 Strategy Fund	2	58.0
2020 Strategy Fund	4	49.9
2025 Strategy Fund	3	70.6
2030 Strategy Fund	4	52.8
2035 Strategy Fund	3	66.5
2040 Strategy Fund	3	40.2
2045 Strategy Fund	3	76.3
2050 Strategy Fund	1	76.0
In Retirement Fund	2	83.0

9.	Subsequent Events

Management has evaluated events or transactions that may have occurred since October 31, 2009 that would merit recognition or disclosure in the financial statements. This evaluation was completed through December 21, 2009, the date the financial statements were available to be issued. During this review nothing was discovered which would required further disclosure within the financial statements.

Notes to Financial Statements	157

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Growth Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund, Equity Growth Strategy Fund, 2010 Strategy Fund, 2015 Strategy Fund, 2020 Strategy Fund, 2025 Strategy Fund, 2030 Strategy Fund, 2035 Strategy Fund, 2040 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund, and In Retirement Fund (fifteen of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Seattle, Washington

December 21, 2009

158	Report of Independent Registered Public Accounting Firm

Russell Investment Company

LifePoints® Funds

Tax Information — October 31, 2009 (Unaudited)

For the tax year ended October 31, 2009, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2009, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Conservative Strategy Fund	4.7%
Moderate Strategy Fund	10.5%
Balanced Strategy Fund	22.0%
Growth Strategy Fund	49.8%
Equity Growth Strategy Fund	100.0%
2010 Strategy Fund	7.7%
2015 Strategy Fund	10.2%
2020 Strategy Fund	15.6%
2025 Strategy Fund	25.9%
2030 Strategy Fund	54.6%
2035 Strategy Fund	58.4%
2040 Strategy Fund	55.2%
2045 Strategy Fund	52.1%
2050 Strategy Fund	43.7%
In Retirement Fund	7.8%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2009:

Conservative Strategy Fund	$2,502,430
Moderate Strategy Fund	11,167,605
Balanced Strategy Fund	167,169,914
Growth Strategy Fund	188,970,240
Equity Growth Strategy Fund	105,432,249

Please consult a tax advisor for any questions about federal or state income tax laws.

Tax Information	159

Russell Investment Company

LifePoints Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract (collectively, the “portfolio management contracts”) with each money manager of the funds in which the Funds invest (the “Underlying Funds”) at a meeting held on April 21, 2009. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, management of the Funds and the Underlying Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo believed by the provider to be generally comparable in investment objectives to the Funds and the Underlying Funds. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Renewal Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds and Underlying Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 20, 2009, the Independent Trustees met to review the Agreement Renewal Information in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present. At the April 21, 2009 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and Underlying Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analyses received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds. The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of certain Underlying Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Underlying Fund’s cash reserves. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money

160	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Fund’s investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any Fund.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent or cash management fees and fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

In evaluating the nature, quality and scope of services provided and which are expected to be provided to the Funds, including Fund portfolio management services, the Board considered the possible impact of changes in RIMCo’s senior management during the course of 2008 and 2009 and a restructuring of the Russell organization, which was announced to the Board in January 2009 and detailed to the Board on April 15, 2009, and included a significant reduction in Russell’s workforce. Prior to the Independent Trustees’ private meeting on April 20, 2009 and at the April 21, 2009 meeting of the Board of Trustees, senior representatives of Russell and RIMCo discussed this organizational restructuring with the Board and assured the Board that the restructuring would not result in a diminution of the nature, quality or scope of the services provided to the Funds. The Board also discussed with these representatives the impact of developments over the past year in the financial services industry upon the financial resources available to the Russell organization.

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly managed during the past year, and continues to manage, a portion — up to 10% — of the assets of each of the Russell U.S. Core Equity Fund, the Russell U.S. Quantitative Equity Fund and the Russell International Developed Markets Fund (each a “Participating Underlying Fund”) during the past year, utilizing a select holdings strategy, the actual allocation being determined by each Participating Underlying Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for a Participating Underlying Fund is designed to increase the Participating Underlying Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of that Participating Underlying Fund. The Board reviewed the results of the select holdings strategy in respect of each Participating Underlying Fund during the past year. With respect to each Participating Underlying Fund, the Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase

Basis for Approval of Investment Advisory Contracts	161

Russell Investment Company

LifePoints Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund are not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Agreement Renewal Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Underlying Funds than that of some of their respective Comparable Funds. According to RIMCo, the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for Underlying Funds encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also explained that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers.

The Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fees for such Fund or Underlying Fund appropriately reflect or should be revised to reflect any such economies. During 2008, the Board noted that, generally, there was a reduction in the assets of the Funds and Underlying Funds as a result of market declines and related investor redemptions. The Board determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fees for each Fund or Underlying Fund appropriately reflect any economies of scale realized by such Fund, based upon any decline in assets during 2008 and such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds.

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to RIC funds under the Board’s supervision, including the Underlying Funds are lower, and may, in some cases, be substantially lower, than the rates paid by RIC funds supervised by the Board. The Trustees considered the differences in the scope of services RIMCo provides to institutional clients and the other RIC funds under its supervision, including the Underlying Funds. In response to the Trustees’ inquiries, RIMCo, as it has in the past, noted, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo also noted that since RIC Funds, including the Underlying Funds, must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that RIC Funds, including the Underlying Funds, are subject to heightened regulatory requirements relative to institutional clients. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

On the basis of the Agreement Renewal Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the April 21 Board meeting by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Advisory Fees charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided, and expected to be provided, to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and (4) RIMCo’s profitability with respect to the Funds and each Underlying Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo.

In evaluating the performance of the Funds and Underlying Funds generally relative to their Comparable Funds, the Board also noted RIMCo’s advice that many of the Underlying Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large positions uninvested in their investment portfolios. By contrast, the Underlying Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Underlying Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). RIMCo noted that the Underlying Funds’ full investment strategy generally will detract from their relative performance, and therefore the relative performance of the Funds, in a declining market, such as 2008, but may enhance relative performance in a rising market.

162	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

The Board further concluded that, under the circumstances, the performance of each of the Funds supported continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and its performance relative to appropriate benchmarks and indices in addition to its performance relative to its Comparable Funds. In assessing performance, the Board also considered RIMCo’s investment strategy of managing the Underlying Funds in a risk-aware manner and the extraordinary capital market conditions during 2008.

With respect to the LifePoints Balanced Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile for the 1-year period ended December 31, 2008 and that its performance was ranked in the fourth quintile for the 3-year period ended such date. RIMCo noted that the LifePoints Balanced Strategy Fund maintains a target equity allocation of 60%, exposing it to a broad array of globally diversified equity investments. By contrast, the LifePoints Balanced Strategy Fund’s Comparable Funds have target equity allocations ranging from 40% to 60% of their total portfolios. The Fund’s larger target equity allocation may detract from its performance relative to its Comparable Funds in periods of declining equity markets such as 2008, but may enhance its relative performance in periods of rising equity markets. RIMCo noted further that the equity sell-off of 2008 and its impact on the Fund’s performance for the 1-year period contributed significantly to its underperformance for the 3-year period.

With respect to the LifePoints Growth Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile for the 1-year period ended December 31, 2008 and its performance was ranked in the fourth quintile for the 3-year period ended such date. RIMCo noted that the LifePoints Growth Strategy Fund maintains a target equity allocation of 80% for exposure to a broad mix of globally diversified equity investments. By contrast, the LifePoints Growth Strategy Fund’s Comparable Funds have target equity allocations ranging from 60% to 80% of their total portfolios. The LifePoints Growth Strategy Fund’s larger target equity allocation may detract from its performance relative to its Comparable Funds in periods of declining equity markets such as 2008, but may enhance its relative performance in periods of rising equity markets. RIMCo noted further that the equity sell-off of 2008 and its impact on the Fund’s performance for the 1-year period contributed significantly to its underperformance for the 3-year period.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of the Funds and their respective shareholders and voted to approve the continuation of the RIMCo Agreement.

At the April 21 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ Chief Compliance Officer regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the information received from RIMCo in support of its recommendations at the April 21 Board meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 19, 2009, to a effect money manager change for the Russell U.S. Small & Mid Cap Fund and the Russell International Developed Markets Fund; (2) at a meeting held on August 25, 2009, (a) to effect a money manager change for the Russell U.S. Core Equity Fund, the Russell U.S. Quantitative Equity Fund, the Russell International Developed Markets Fund, the Russell Global Equity Fund, the Russell Strategic

Basis for Approval of Investment Advisory Contracts	163

Russell Investment Company

LifePoints Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

Bond Fund and the Russell Real Estate Securities Fund and (b) to effect a money manager change for the Russell Emerging Markets Fund resulting from a change of control of one of the Fund’s Money Managers. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc. the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money mangers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 21, 2009 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

164	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds

Shareholder Requests for Additional Information — October 31, 2009 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

Financial Statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

Shareholder Requests for Additional Information	165

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers — October 31, 2009

(Unaudited)

The following tables provide information for each officer and Trustee of the Russell Fund Complex. The Russell Fund Complex consists of RIC, which has 37 funds, and RIF, which has nine funds. Each of the Trustees is a Trustee of both RIC and RIF. The first table provides information for the interested Trustee. The second table provides information for the independent Trustees. The third table provides information for the Trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE
# Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004 Trustee since 2007	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board, President and CEO, Russell Financial Services, Inc. • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	46	None
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	46	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	46	• Director, Avista Corp (electric utilities) • Trustee, Principal Investor Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

#	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

166	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2009 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	Trustee since 2003 Chairman of the Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc.	46	None
Jonathan Fine, Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	46	None
Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	46	None
Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds • September 2007 to present, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	46	• Director, Sparx Asia Funds (investment company) • Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)
Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	Trustee since 2002 Chairperson of the Investment Committee since 2006	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	Retired	46	None

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	167

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2009 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
* George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	46	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • Trustee, RIC and RIF until 2006 • February 2002 to June 2005, Lead Trustee, RIC and RIF • Chairman of the Nominating and Governance Committee, 2006	46	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF until 2005 • Chairman of the Nominating and Governance Committee 2001–2005	46	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

168	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2009 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC • Chief Compliance Officer, RIF • Chief Compliance Officer, RIMCo • Chief Compliance Officer, RFSC • April 2002–May 2005, Manager, Global Regulatory Policy

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•  President and CEO, RIC and RIF

•  Chairman of the Board, President and CEO, RIMCo

•  Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•  Chairman of the Board, President and CEO, RFSC

•  Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•  Until 2004, Managing Director of Individual Investor Services, FRC

•  2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

•  Treasurer, Chief Accounting Officer and CFO, RIC and RIF

•  Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

•  Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF • Director, RIMCo and FRC • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees

•  U.S. General Counsel and Assistant Secretary, FRC

•  Director and Assistant Secretary, RIA

•  Secretary, RIMCo, RFSC and Russell Financial Services, Inc.

•  Secretary and Chief Legal Counsel, RIC and RIF

Disclosure of Information about Fund Trustees and Officers	169

LifePoints® Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustee

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Lee C. Gingrich

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Gregory J. Lyons, Secretary

Adviser

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of October 31, 2009

Russell U.S. Core Equity Fund

AllianceBernstein L.P., New York, NY

Arnhold and S. Bleichroeder Advisers, LLC, New York, NY

BlackRock Capital Management, Inc., New York, NY

Columbus Circle Investors, Stamford, CT

Institutional Capital LLC, Chicago, IL

Lazard Asset Management, LLC, New York, NY

MFS Institutional Advisors, Inc., Boston, MA

Montag & Caldwell, Inc., Atlanta, GA

Schneider Capital Management Corporation, Wayne, PA

Suffolk Capital Management, LLC, New York, NY

Russell U.S. Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, Philadelphia, PA

Goldman Sachs Asset Management, L.P., New York, NY

INTECH Investment Management LLC, West Palm Beach, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Numeric Investors, LLC, Boston, MA

Russell U.S. Small & Mid Cap Fund

ClariVest Asset Management LLC, San Diego, CA

Delphi Management, Inc., Boston, MA

DePrince, Race & Zollo, Inc., Winter Park, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Next Century Growth Investors, LLC, Minneapolis, MN

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Tygh Capital Management, Inc., Portland, OR

Russell Real Estate Securities Fund

AEW Capital Management, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

Heitman Real Estate Securities LLC, Chicago, IL

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

Russell Global Equity Fund

Gartmore Global Partners, London, United Kingdom

Harris Associates, L.P., Chicago, IL

MFS Institutional Advisors, Inc., Boston, MA

Tradewinds Global Investors, LLC, Los Angeles, CA

T. Rowe Price International, Inc., Baltimore, MD

Russell International Developed Markets Fund

AllianceBernstein L.P., New York, NY

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Mondrian Investment Partners Limited, London, United Kingdom

Pzena Investment Management, LLC, New York, NY

UBS Global Asset Management (Americas) Inc., Chicago, IL

William Blair & Company, LLC, Chicago, IL

Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Genesis Asset Managers, LLP, London, United Kingdom

Harding Loevner LLC, Somerville, NJ

T. Rowe Price International, Inc., Baltimore, MD

UBS Global Asset Management (Americas) Inc., Chicago, IL

170	Adviser, Money Managers and Service Providers

LifePoints® Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Russell Strategic Bond Fund

Goldman Sachs Asset Management, L.P., New York, NY

Hyperion Brookfield Asset Management, Inc., New York, NY

Logan Circle Partners, L.P., Philadelphia, PA

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Pacific Investment Management Company LLC, Newport Beach, CA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser, Money Managers and Service Providers	171

Russell Investment Company	909 A Street	800-787-7354
	Tacoma, Washington 98402	Fax: 253-591-3495
www.russell.com

36-08-022

Item 2.	Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

3)	compliance with applicable laws and governmental rules and regulations;

4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)	accountability for adherence to the Code.

(c)	The Code was restated as of December 6, 2004; the restatement did not involve any material change.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert. [Annual Report Only]

Registrant’s board of trustees has determined at a meeting held on February 23, 2005, that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy was determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services. [Annual Report Only]

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2008     $1,473,428

2009     $962,980

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2008	$63,626	Performance of agreed-upon procedures with respect to 04/30/08 semi-annual reports

2009	$341,777	Performance of agreed-upon procedures with respect to 04/30/09 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services
2008	$342,900	Tax services

2009	$295,980	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2008	$23,175	Review excise reconciliations, transfer agent internal controls analysis, overhead/travel

2009	$24,288	Review excise reconciliations, transfer agent internal controls analysis, overhead/travel, anti-money laundering

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company

Russell Investment Funds

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: May 19, 2003

As amended through November 14, 2005

I. Statement of Purpose.

This Policy has been adopted by the Audit Committee (the “RIC Audit Committee”) of the Board of Trustees of Russell Investment Company (“RIC”) and the Audit Committee (the “RIF Audit Committee”) of the Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. In the case of RIC, the term “Audit Committee” as used in this policy shall refer to the RIC Audit Committee and the term “Fund” shall refer to RIC. In the case of RIF, the term “Audit Committee” as used in this Policy shall refer to the RIF Audit Committee and the term “Fund” shall refer to RIF. The term “Investment Adviser” shall refer to Russell Investment Management Company. This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II. Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the Fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the Fund, the adviser of the Fund or any other affiliate of the Fund.

Accordingly, it is the policy of the Fund that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Fund. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

*	For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the Fund on a case-by-case basis (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund’s independent audit. The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns at the Fund, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV. Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund’s systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund’s SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund’s securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

V. Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VI. Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund’s tax planning and reporting positions are consistent with this policy. The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VII. All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Schedule E of the Audit and Non-Audit Pre-Approved Services. The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Adviser, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII. Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee. (Separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX. Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Russell Investment Company, the parent company of RFSC, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Russell Investment Company or an officer of RIC or RIF.

X. Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor’s continuing independence from the Fund and its affiliates, including Russell Investment Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, and Russell and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	100%
Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2008     $12,500

2009     $0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. [Not Applicable]

Item 6.	[Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9.	[Not Applicable]

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12.	Exhibit List

(a) Registrant’s code of ethics described in Item 2

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Company

By:	/S/ GREG J. STARK
Greg J. Stark
Principal Executive Officer and Chief Executive Officer

Date: January 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ GREG J. STARK
Greg J. Stark
Principal Executive Officer and Chief Executive Officer

Date: January 6, 2010

By:	/S/ MARK E. SWANSON
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: January 6, 2010